UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. 3)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DUNE ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The information in this preliminary proxy statement is not complete and may be changed. The registrant may not sell the securities described in this preliminary proxy statement until the registration statement filed with the Securities and Exchange Commission is declared effective. This preliminary proxy statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROXY STATEMENT
DATED SEPTEMBER 29, 2023, SUBJECT TO COMPLETION

DUNE ACQUISITION CORPORATION
700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401

Dear Stockholders of Dune Acquisition Corporation:

You are cordially invited to attend the special meeting of the stockholders (the “Special Meeting”) of Dune Acquisition Corporation (“we,” “us,” “our,” “Dune” or the “Company”) to be held on            , 2023 at            , New York City time. After careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting            and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.

On May 12, 2023, our board of directors (the “Dune Board,” the “Board” or our “Board”), other than director William Bennett Nance, Jr. (the “Recused Director” or “W. Nance”), who recused himself due to his affiliation with Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), unanimously approved a Unit Purchase Agreement, dated May 14, 2023 (as amended on August 22, 2023, and as may be further amended and/or restated from time to time, the “Purchase Agreement”), by and among Dune, Global Gas Holdings LLC, a Delaware liability company and direct, wholly-owned subsidiary of Dune (“Holdings”), Global Hydrogen, W. Nance, an individual, Sergio Martinez, an individual (“S. Martinez”), and Barbara Guay Martinez, an individual (“B. Martinez” and, together with W. Nance and S. Martinez, the “Sellers”).

In accordance with the terms and subject to the conditions of the Purchase Agreement and the other transactions contemplated thereby (the “Business Combination”), at the closing of the Business Combination (the “Closing”), (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders (“Dune Stockholder Redemptions”)), and in exchange therefor, Holdings will issue to Dune a number of common equity units of Holdings (“Holdings Common Units”) which will equal the number of total shares of Dune’s Class A common stock, par value $0.0001 per share (“Dune Class A Common Stock”), issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the limited liability company equity interests of Global Hydrogen (“Global Hydrogen Units”) to Holdings in exchange for shares of Dune’s Class B voting non-economic common stock, par value $0.0001 per share (“Dune Class B Common Stock” and, together with Dune Class A Common Stock, “Dune Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio (as defined below), and (iii) Dune will change its name to Global Gas Corporation (“New Global”) and New Global will be the publicly traded reporting company (clauses (i) through (iii) collectively, and together with the Combination Transactions and the other transactions contemplated by the Purchase Agreement, being referred to collectively hereafter as the “Transactions”).

This Business Combination is being accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The “Up-C” structure allows the Sellers, who become equity holders of Holdings upon the consummation of the Combination Transactions, to retain their equity ownership in Holdings, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of Holdings Common Units after the Closing, and provides potential future tax benefits for both New Global and Holdings’ equity holders (other than New Global) after the Closing when they ultimately exchange their Holdings Common Units. Because holders of Dune Class A Common

Stock that do not elect to have such stock redeemed are not parties to such transactions, the holders of Dune Class A Common Stock that do not elect to have such stock redeemed will simply continue to hold their Dune Class A Common Stock.

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller will be transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Dune Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the exchange ratio (the “Company Exchange Ratio”) determined by dividing (A) the quotient of $48,000,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

(a)     Proposal No. 1 — The Business Combination Proposal — a proposal to adopt the Purchase Agreement, and the transactions contemplated thereby, in the form attached to the accompanying proxy statement as Annex A-1 and Annex A-2 (the “Business Combination Proposal”);

(b)    Proposal No. 2 — The NTA Proposal — a proposal to consider and vote on the approval and adoption of the amendments to the amended and restated certificate of incorporation of Dune, as amended (the “Current Charter”), which amendments shall be effective, if adopted and implemented by Dune, prior to the consummation of the proposed Business Combination, to remove from the Current Charter requirements limiting Dune’s ability to redeem shares of Dune Class A Common Stock and consummate an initial business combination if the amount of Dune Stockholder Redemptions would cause Dune to have less than $5,000,001 in net tangible assets (the “NTA Proposal”);

(c)     Proposal No. 3 — The Charter Proposal — a proposal to approve an amendment and restatement of the Current Charter in the form of the second amended and restated certificate of incorporation of New Global attached to the accompanying proxy statement as Annex E (the “Proposed Charter”) to, among other things, change the name of Dune Acquisition Corporation to Global Gas Corporation and effect the amendments relating to corporate governance described below in Proposal No. 4 (collectively, the “Charter Proposal”);

(d)    Proposal No. 4 — The Governance Proposals — a proposal to consider and vote upon, on a non-binding advisory basis, certain material differences between the Current Charter and the Proposed Charter, which are presented separately in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) (the “Governance Proposals”) to:

(i)     authorize the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A common stock, par value $0.0001 per share (“New Global Class A Common Stock”), (b) 20,000,000 shares of voting, non-economic New Global Class B common stock, par value $0.0001 per share (“New Global Class B Common Stock” and, together with New Global Class A Common Stock, “New Global Common Stock”), which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement (as defined below), and (c) 1,000,000 shares of New Global preferred stock;

(ii)    provide that any amendment to New Global’s amended and restated bylaws will require approval of at least two-thirds (66⅔%) of the voting power of all of the then-outstanding shares of voting stock of New Global, voting as a single class;

(iii)   provide that until the first date on which William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, and each of their respective affiliates (including family members, estate planning vehicles and other investment vehicles controlled or beneficially owned by them) (collectively, the “Principal Stockholders”) cease to beneficially own collectively at least 50% of the then-outstanding New Global Common Stock (the “Voting Threshold Date”), any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to the Current Charter, which provides that only the holders of New Global Class B Common Stock have the right to take action by written consent;

(iv)   provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global Board, the chairperson of the New Global Board, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders);

(v)    provide that New Global will not be governed by Section 203 of the Delaware General Corporation Law (the “DGCL”);

(vi)   delete various provisions applicable only to blank check companies, including business combination requirements, that will no longer be applicable following the Business Combination;

(vii)  provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL; and

(viii) provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all then outstanding shares of capital stock of New Global’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(e)     Proposal No. 5 — The Incentive Plan Proposal — a proposal to approve and adopt the Global Gas Corporation 2023 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex I (the “Incentive Plan Proposal”);

(f)     Proposal No. 6 — The Stock Issuance Proposal — a proposal to approve, for the purposes of complying with the applicable listing rules of The Nasdaq Capital Market (“Nasdaq”), (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination, consisting of the issuance of (i) shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the Exchange Agreement, to be entered into at Closing by and among Holdings, New Global and the Sellers, the form of which is attached to the accompanying proxy statement as Annex K (the “Exchange Agreement”), and (ii) any shares of New Global Common Stock pursuant to subscription agreements we may enter into prior to the Closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the Business Combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules (the “Stock Issuance Proposal”);

(g)    Proposal No. 7 — The Director Election Proposal — a proposal to elect five directors to serve staggered terms on the board of directors of New Global (the “New Global Board”) until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors shall have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

(h)    Proposal No. 8 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the Condition Precedent Proposals (as defined below) or we determine that one or more of the Closing conditions under the Purchase Agreement is not satisfied or waived (the “Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. Under the Purchase Agreement, the Closing is conditioned upon the approval of the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal, the Stock Issuance Proposal and the Director Election Proposal (collectively, the “Condition Precedent Proposals”) and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other. The NTA Proposal is conditioned upon the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, then the NTA Proposal will have no effect, even if approved by our stockholders. The Governance Proposals and the Adjournment Proposal are

not conditioned upon the approval of any other proposal. If our stockholders do not approve each of the Condition Precedent Proposals, the Business Combination may not be consummated. By contrast, approval of each of the other proposals in the accompanying proxy statement is not a condition to the consummation of the Business Combination.

In addition to the Condition Precedent Proposals, the Business Combination is also subject to the satisfaction or waiver of certain other Closing conditions (including, without limitation, certain conditions precedent to the consummation of the Business Combination) as described in the accompanying proxy statement.

Our Dune Class A Common Stock and warrants are currently listed on Nasdaq under the symbols “DUNE” and “DUNEW,” respectively. Certain shares of Dune Class A Common Stock and redeemable warrants (the “public warrants”) included in the units (the “units”) sold in Dune’s initial public offering (the “IPO”) currently trade as units consisting of one share of Dune Class A Common Stock and one-half of one public warrant, and are listed on Nasdaq under the symbol “DUNEU.” The units will automatically separate into their component securities upon consummation of the Business Combination and, as a result, will no longer trade as an independent security. Upon the Closing, we will change our name to Global Gas Corporation. We intend to apply to list the New Global Common Stock and public warrants on Nasdaq under the symbols “HGAS” and “HGASW,” respectively, upon the Closing.

On September 20, 2023, Dune and Dune’s sponsor, Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), entered into an Exchange Agreement (the “Sponsor Exchange Agreement”). Pursuant to the Sponsor Exchange Agreement, on September 20, 2023, the Sponsor exchanged 4,312,500 shares of Dune Class B Common Stock, originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock (the “Sponsor Exchange Shares”) on the terms and conditions set forth in the Sponsor Exchange Agreement (the “Sponsor Exchange”). Pursuant to the terms of the Sponsor Exchange Agreement, the Sponsor Exchange Shares are subject to the same restrictions as applied to Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination. The Sponsor (and any permitted transferees of the Sponsor holding any Sponsor Exchange Shares) will not be entitled to receive any distributions (including, without limitation, any liquidating distributions) from Dune’s trust account in respect of the Sponsor Exchange Shares. Following the completion of the Sponsor Exchange on September 20, 2023, there were 5,494,554 shares of Dune Class A Common Stock issued and outstanding and no shares of Dune Class B Common Stock issued and outstanding. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. The Sponsor Exchange Agreement contains customary representations and warranties. The Sponsor Exchange Agreement also provides that Dune will register for resale under the Securities Act of 1933, as amended, the Sponsor Exchange Shares issued to the Sponsor in the Sponsor Exchange pursuant to Dune’s registration rights agreement.

Only holders of record of shares of Dune Class A Common Stock at the close of business on            , 2023 (the “record date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at            .

We are providing the accompanying proxy statement and proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting.

Whether or not you plan to attend the Special Meeting, we urge you to read the accompanying proxy statement carefully and submit your proxy to vote on the Business Combination. Please pay particular attention to the section entitled “Risk Factors” beginning on page 26 of the accompanying proxy statement.

After careful consideration, the Dune Board (other than the Recused Director), have unanimously approved the Business Combination and unanimously recommend that stockholders vote “FOR” the adoption of the Business Combination Proposal and “FOR” all other proposals to be presented to Dune’s stockholders at the Special Meeting. When you consider the recommendation of these proposals by the Dune Board (other than the Recused Director), you should keep in mind that Dune’s directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” in the accompanying proxy statement for a further discussion of these considerations.

Pursuant to the Current Charter, a holder of Dune Class A Common Stock (a “public stockholder”) may request that we redeem all or a portion of its shares of Dune Class A Common Stock included in the units sold in the IPO (the “public shares”) for cash if the Business Combination is consummated. As a public stockholder, and assuming the Business Combination is consummated, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, our transfer agent (the “Transfer Agent”), that we redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through the facilities of The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent, directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal. If the Business Combination is not consummated, the public shares will not be redeemed for cash. If the Business Combination is consummated and a public stockholder properly exercises its right to redeem its public shares and timely delivers its shares to the Transfer Agent, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares. For illustrative purposes, as of            , 2023, this would have amounted to approximately $            per public share. If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own such shares. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for submitting redemption requests and thereafter, with our consent, until the Closing. If a holder of public shares delivers its shares in connection with an election to redeem and subsequently decides prior to the deadline for submitting redemption requests not to elect to exercise such rights, it may simply request that we instruct the Transfer Agent to return the shares (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in the accompanying proxy statement. See “The Special Meeting — Redemption Rights” in the accompanying proxy statement for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming its public shares with respect to more than an aggregate of 20% of the public shares without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.

Approval of the NTA Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Approval of the Charter Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the NTA Proposal and the Charter Proposal. Approval of the Charter Proposal is a condition to the approval of the Business Combination. Approval of the Business Combination Proposal, the Governance Proposals, the Incentive Plan Proposal, the Stock Issuance Proposal and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the shares of Dune Class A Common Stock cast by the holders of shares of Dune Class A Common Stock present in person or by proxy at the virtual Special Meeting and entitled to vote thereon.

In connection with the signing of the Purchase Agreement, the Sponsor entered into the Sponsor Agreement, dated as of May 14, 2023, by and among Dune, Holdings, the Sponsor and Global Hydrogen, pursuant to which it agreed to, among other things, vote its shares of Dune Common Stock in favor of the proposals being presented at the Special Meeting. As of the date hereof, our Sponsor owns approximately 78.5% of the total outstanding shares of Dune Common Stock.

All of our stockholders are cordially invited to attend the Special Meeting which will be held in virtual format. You will not be able to physically attend the Special Meeting. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the proxy card accompanying the proxy statement as soon as possible.

If you are a stockholder of record holding shares of Dune Common Stock, you may also cast your vote at the Special Meeting electronically by visiting            . If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote electronically, obtain a proxy from your broker or bank.

If you fail to return a proxy card or fail to instruct a broker or other nominee how to vote, and do not attend the Special Meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” the Charter Proposal and the NTA Proposal, but will have no effect on the outcome of any other proposal in the accompanying proxy statement.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting or not, please sign, date and return the proxy card accompanying the proxy statement as soon as possible in the envelope provided.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that your shares are represented and voted at the Special Meeting.

On behalf of our Board, I would like to thank you for your support of Dune Acquisition Corporation and look forward to a successful completion of the Business Combination.

By Order of the Board of Directors,

West Palm Beach, Florida , 2023	Carter Glatt, Chief Executive Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF DUNE CLASS A COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF DUNE CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF THE BUSINESS COMBINATION IS NOT CONSUMMATED, THEN THE PUBLIC SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING — REDEMPTION RIGHTS” IN THE ACCOMPANYING PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

Neither the SEC nor any state securities commission has approved or disapproved of the transactions described in the accompanying proxy statement, passed upon the merits or fairness of the Purchase Agreement or the transactions contemplated thereby, or passed upon the adequacy or accuracy of the accompanying proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated            , 2023 and is first being mailed to our stockholders on or about            , 2023.

DUNE ACQUISITION CORPORATION
700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON            , 2023

TO THE STOCKHOLDERS OF DUNE ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of Dune Acquisition Corporation (“we,” “us,” “our,” “Dune” or the “Company”), will be held on            , 2023 at            , New York City time. After careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting            and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.

On May 12, 2023, our board of directors (the “Dune Board,” the “Board” or our “Board”), other than director William Bennett Nance, Jr. (the “Recused Director” or “W. Nance”), who recused himself due to his affiliation with Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), unanimously approved a Unit Purchase Agreement, dated May 14, 2023 (as amended on August 22, 2023, and as may be further amended and/or restated from time to time, the “Purchase Agreement”), by and among Dune, Global Gas Holdings LLC, a Delaware liability company and direct, wholly-owned subsidiary of Dune (“Holdings”), Global Hydrogen, W. Nance, an individual, Sergio Martinez, an individual (“S. Martinez”), and Barbara Guay Martinez, an individual (“B. Martinez” and, together with W. Nance and S. Martinez, the “Sellers”).

In accordance with the terms and subject to the conditions of the Purchase Agreement and the other transactions contemplated thereby (the “Business Combination”), at the closing of the Business Combination (the “Closing”), (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders (“Dune Stockholder Redemptions”)), and in exchange therefor, Holdings will issue to Dune a number of common equity units of Holdings (“Holdings Common Units”) which will equal the number of total shares of Dune’s Class A common stock, par value $0.0001 per share (“Dune Class A Common Stock”), issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the limited liability company equity interests of Global Hydrogen (“Global Hydrogen Units”) to Holdings in exchange for shares of Dune’s Class B voting non-economic common stock, par value $0.0001 per share (“Dune Class B Common Stock” and, together with Dune Class A Common Stock, “Dune Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio (as defined below), and (iii) Dune will change its name to Global Gas Corporation (“New Global”) and New Global will be the publicly traded reporting company (clauses (i) through (iii) collectively, and together with the Combination Transactions and the other transactions contemplated by the Purchase Agreement, being referred to collectively hereafter as the “Transactions”).

This Business Combination is being accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The “Up-C” structure allows the Sellers, who become equity holders of Holdings upon the consummation of the Combination Transactions, to retain their equity ownership in Holdings, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of Holdings Common Units after the Closing, and provides potential future tax benefits for both New Global and Holdings’ equity holders (other than New Global) after the Closing when they ultimately exchange their Holdings Common Units. Because holders of Dune Class A Common Stock that do not elect to have such stock redeemed are not parties to such transactions, the holders of Dune Class A Common Stock that do not elect to have such stock redeemed will simply continue to hold their Dune Class A Common Stock.

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller will be transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Dune Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the exchange ratio (the “Company Exchange Ratio”) determined by dividing (A) the quotient of $48,000,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

(a)     Proposal No. 1 — The Business Combination Proposal — a proposal to adopt the Purchase Agreement, and the transactions contemplated thereby, in the form attached to the accompanying proxy statement as Annex A-1 and Annex A-2 (the “Business Combination Proposal”);

(b)    Proposal No. 2 — The NTA Proposal — a proposal to consider and vote on the approval and adoption of the amendments to the amended and restated certificate of incorporation of Dune, as amended (the “Current Charter”), which amendments shall be effective, if adopted and implemented by Dune, prior to the consummation of the proposed Business Combination, to remove from the Current Charter requirements limiting Dune’s ability to redeem shares of Dune Class A Common Stock and consummate an initial business combination if the amount of Dune Stockholder Redemptions would cause Dune to have less than $5,000,001 in net tangible assets (the “NTA Proposal”);

(c)     Proposal No. 3 — The Charter Proposal — a proposal to approve an amendment and restatement of the Current Charter in the form of the second amended and restated certificate of incorporation of New Global attached to the accompanying proxy statement as Annex E (the “Proposed Charter”) to, among other things, change the name of Dune Acquisition Corporation to Global Gas Corporation and effect the amendments relating to corporate governance described below in Proposal No. 4 (collectively, the “Charter Proposal”);

(d)    Proposal No. 4 — The Governance Proposals — a proposal to consider and vote upon, on a non-binding advisory basis, certain material differences between the Current Charter and the Proposed Charter, which are presented separately in accordance with the requirements of the Securities and Exchange Commission (the “Governance Proposals”) to:

(i)     authorize the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A common stock, par value $0.0001 per share (“New Global Class A Common Stock”), (b) 20,000,000 shares of voting, non-economic New Global Class B common stock, par value $0.0001 per share (“New Global Class B Common Stock” and, together with New Global Class A Common Stock, “New Global Common Stock”), which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement (as defined below), and (c) 1,000,000 shares of New Global preferred stock;

(ii)    provide that any amendment to New Global’s amended and restated bylaws will require approval of at least two-thirds (66⅔%) of the voting power of all of the then-outstanding shares of voting stock of New Global, voting as a single class;

(iii)   provide that until the first date on which William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, and each of their respective affiliates (including family members, estate planning vehicles and other investment vehicles controlled or beneficially owned by them) (collectively, the

“Principal Stockholders”) cease to beneficially own collectively at least 50% of the then-outstanding New Global Common Stock (the “Voting Threshold Date”), any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to the Current Charter, which provides that only the holders of New Global Class B Common Stock have the right to take action by written consent;

(iv)   provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global Board, the chairperson of the New Global Board, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders);

(v)    provide that New Global will not be governed by Section 203 of the Delaware General Corporation Law (the “DGCL”);

(vi)   delete various provisions applicable only to blank check companies, including business combination requirements, that will no longer be applicable following the Business Combination;

(vii)  provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL; and

(viii) provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all then outstanding shares of capital stock of New Global’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(e)     Proposal No. 5 — The Incentive Plan Proposal — a proposal to approve and adopt the Global Gas Corporation 2023 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex I (the “Incentive Plan Proposal”);

(f)     Proposal No. 6 — The Stock Issuance Proposal — a proposal to approve, for the purposes of complying with the applicable listing rules of The Nasdaq Capital Market (“Nasdaq”), (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination, consisting of the issuance of (i) shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the Exchange Agreement, to be entered into at Closing by and among Holdings, New Global and the Sellers, the form of which is attached to the accompanying proxy statement as Annex K (the “Exchange Agreement”), and (ii) any shares of New Global Common Stock pursuant to subscription agreements we may enter into prior to the Closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the Business Combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules (the “Stock Issuance Proposal”);

(g)    Proposal No. 7 — The Director Election Proposal — a proposal to elect five directors to serve staggered terms on the board of directors of New Global (the “New Global Board”) until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors shall have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

(h)    Proposal No. 8 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the Condition Precedent Proposals (as defined below) or we determine that one or more of the Closing conditions under the Purchase Agreement is not satisfied or waived (the “Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. Under the Purchase Agreement, the Closing is conditioned upon the approval of the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal, the Stock Issuance Proposal and the Director Election Proposal (collectively, the “Condition Precedent Proposals”) and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other. The NTA Proposal is conditioned upon the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, then the NTA Proposal will have no effect, even if approved by our stockholders. The Governance Proposals and the Adjournment Proposal are not conditioned upon the approval of any other proposal. If our stockholders do not approve each of the Condition Precedent Proposals, the Business Combination may not be consummated. By contrast, approval of each of the other proposals in the accompanying proxy statement is not a condition to the consummation of the Business Combination.

In addition to the Condition Precedent Proposals, the Business Combination is also subject to the satisfaction or waiver of certain other Closing conditions (including, without limitation, certain conditions precedent to the consummation of the Business Combination) as described in the accompanying proxy statement.

Our Dune Class A Common Stock and warrants are currently listed on Nasdaq under the symbols “DUNE” and “DUNEW,” respectively. Certain shares of Dune Class A Common Stock and redeemable warrants (the “public warrants”) included in the units (the “units”) sold in Dune’s initial public offering (the “IPO”) currently trade as units consisting of one share of Dune Class A Common Stock and one-half of one public warrant, and are listed on Nasdaq under the symbol “DUNEU.” The units will automatically separate into their component securities upon consummation of the Business Combination and, as a result, will no longer trade as an independent security. Upon the Closing, we will change our name to Global Gas Corporation. We intend to apply to list the New Global Common Stock and public warrants on Nasdaq under the symbols “HGAS” and “HGASW,” respectively, upon the Closing.

On September 20, 2023, Dune and Dune’s sponsor, Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), entered into an Exchange Agreement (the “Sponsor Exchange Agreement”). Pursuant to the Sponsor Exchange Agreement, on September 20, 2023, the Sponsor exchanged 4,312,500 shares of Dune Class B Common Stock, originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock (the “Sponsor Exchange Shares”) on the terms and conditions set forth in the Sponsor Exchange Agreement (the “Sponsor Exchange”). Pursuant to the terms of the Sponsor Exchange Agreement, the Sponsor Exchange Shares are subject to the same restrictions as applied to Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination. The Sponsor (and any permitted transferees of the Sponsor holding any Sponsor Exchange Shares) will not be entitled to receive any distributions (including, without limitation, any liquidating distributions) from Dune’s trust account in respect of the Sponsor Exchange Shares. Following the completion of the Sponsor Exchange on September 20, 2023, there were 5,494,554 shares of Dune Class A Common Stock issued and outstanding and no shares of Dune Class B Common Stock issued and outstanding. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. The Sponsor Exchange Agreement contains customary representations and warranties. The Sponsor Exchange Agreement also provides that Dune will register for resale under the Securities Act of 1933, as amended, the Sponsor Exchange Shares issued to the Sponsor in the Sponsor Exchange pursuant to Dune’s registration rights agreement.

Only holders of record of shares of Dune Class A Common Stock at the close of business on            , 2023 (the “record date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at            .

In connection with the signing of the Purchase Agreement, the Sponsor entered into a sponsor agreement, pursuant to which it agreed to, among other things, vote its shares of Dune Common Stock in favor of the proposals being presented at the Special Meeting. As of the date hereof, our Sponsor owns approximately 78.5% of the total outstanding shares of Dune Common Stock.

After careful consideration, the Dune Board (other than the Recused Director), have unanimously approved the Business Combination and unanimously recommend that stockholders vote “FOR” the adoption of the Business Combination Proposal and “FOR” all other proposals to be presented to Dune’s stockholders at the Special Meeting.

When you consider the recommendation of these proposals by the Dune Board (other than the Recused Director), you should keep in mind that Dune’s directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” in the accompanying proxy statement for a further discussion of these considerations.

Pursuant to the Current Charter, a holder of Dune Class A Common Stock (a “public stockholder”) may request that we redeem all or a portion of its shares of Dune Class A Common Stock included in the units sold in the IPO (the “public shares”) for cash if the Business Combination is consummated. As a public stockholder, and assuming the Business Combination is consummated, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to            , New York City time, on            , 2023, (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, our transfer agent (the “Transfer Agent”), that we redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through the facilities of The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent, directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal. If the Business Combination is not consummated, the public shares will not be redeemed for cash. If the Business Combination is consummated and a public stockholder properly exercises its right to redeem its public shares and timely delivers its shares to the Transfer Agent, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares. For illustrative purposes, as of            , 2023, this would have amounted to approximately $            per public share. If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own such shares. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for submitting redemption requests and thereafter, with our consent, until the Closing. If a holder of public shares delivers its shares in connection with an election to redeem and subsequently decides prior to the deadline for submitting redemption requests not to elect to exercise such rights, it may simply request that we instruct the Transfer Agent to return the shares (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in the accompanying proxy statement. See “The Special Meeting — Redemption Rights” in the accompanying proxy statement for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming its public shares with respect to more than an aggregate of 20% of the public shares without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.

Approval of the NTA Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Approval of the Charter Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the NTA Proposal and the Charter Proposal. Approval of the Charter Proposal is a condition to the approval of the Business Combination. Approval of the Business Combination Proposal, the Governance Proposals, the Incentive Plan Proposal, the Stock Issuance Proposal and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the shares of Dune Class A Common Stock cast by the holders of shares of Dune Class A Common Stock present in person or by proxy at the virtual Special Meeting and entitled to vote thereon.

All of our stockholders are cordially invited to attend the Special Meeting which will be held in virtual format. You will not be able to physically attend the Special Meeting. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the proxy card accompanying the proxy statement as soon as possible.

If you are a stockholder of record holding shares of Dune Common Stock, you may also cast your vote at the Special Meeting electronically by visiting            . If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote electronically, obtain a proxy from your broker or bank.

If you fail to return a proxy card or fail to instruct a broker or other nominee how to vote, and do not attend the Special Meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” the Charter Proposal and the NTA Proposal, but will have no effect on the outcome of any other proposal in the accompanying proxy statement.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting or not, please sign, date and return the proxy card accompanying the proxy statement as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Your attention is directed to the proxy statement accompanying this notice (including the Annexes thereto) for a more complete description of the proposed Business Combination and related transactions and each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your common stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing DUNE.info@investor.morrowsodali.com. This notice of Special Meeting is and the proxy statement relating to the Business Combination will be available at            .

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

West Palm Beach, Florida , 2023	Carter Glatt, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of stockholders to be held on            . This notice of Special Meeting and the accompanying proxy statement will be available at            .

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TRADEMARKS

This proxy statement contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this proxy statement may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. The Company (as defined herein) does not intend its use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of it by, any other companies.

CERTAIN DEFINED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “Dune” refer to Dune Acquisition Corporation, and the terms “New Global,” “combined company” and “post-combination company” refer to Global Gas Corporation and its subsidiaries following the consummation of the Business Combination.

In this document:

“Aggregate Consideration” means (i) a number of shares of Dune Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the exchange ratio (the “Company Exchange Ratio”) determined by dividing (A) the quotient of $48,000,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

“Business Combination” means the transactions contemplated by the Purchase Agreement, including, at the Closing, (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders), and in exchange therefor, Holdings will issue to Dune a number of Holdings Common Units which will equal the number of total shares of Dune Class A Common Stock, issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the Global Hydrogen Units to Holdings in exchange for shares of Dune Class B Common Stock, and Holdings Common Units, as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio, and (iii) Dune will change its name to Global Gas Corporation and New Global will be the publicly traded reporting company in an “Up-C” structure.

“Business Combination Proposal” means the proposal to adopt the Purchase Agreement and approve the Business Combination.

“Cantor” means Cantor Fitzgerald & Co.

“Charter Proposal” means to the proposal to approve the Proposed Charter, attached as Annex E hereto, to, among other things, change the name of Dune Acquisition Corporation to Global Gas Corporation and effect the amendments relating to corporate governance described.

“Closing” means the closing of the Business Combination.

“Closing Date” means the date the Business Combination is consummated.

“Code” means the Internal Revenue Code of 1986, as amended.

“Combination Transactions” means the transactions pursuant to which (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders), and in exchange therefor, Holdings will issue to Dune a number of Holdings Common Units which will equal the number of total shares of Dune Class A Common Stock, issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all redemptions by Dune’s public stockholders) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the Global Hydrogen Units to Holdings in exchange for shares of Dune Class B Common Stock and Holdings Common Units.

“Completion Window” means the period of time in which Dune must complete its initial business combination in accordance with the Current Charter, which is December 22, 2023 unless extended by Dune stockholders in accordance with the Current Charter.

“Condition Precedent Proposals” means the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal, the Stock Issuance Proposal and the Director Election Proposal, each of which are cross-conditioned on the approval of each other.

“Continental” means Continental Stock Transfer & Trust Company.

“Current Charter” means Dune’s amended and restated certificate of incorporation, as amended.

“DGCL” means the General Corporation Law of the State of Delaware.

“Director Election Proposal” means the proposal to elect five directors, comprised of one director to serve as a Class I director, two directors to serve as Class II directors and two directors to serve as Class III directors, in each case to serve on New Global’s Board for a term expiring at the annual meeting of stockholders to be held in 2024 in the case of the Class I director, 2025 in the case of Class II directors and 2026 in the case of Class III directors, or until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal.

“DTC” means The Depository Trust Company.

“Dune” or “the Company” means Dune Acquisition Corporation, a Delaware corporation.

“Dune Board,” “the Board” or “our Board” means the board of directors of Dune.

“Dune Class A Common Stock” or “our Class A common stock” means the shares of Class A Common Stock, par value $0.0001 per share, of Dune. Effective as of September 20, 2023, all of the outstanding shares of Dune Class B Common Stock were exchanged by the Sponsor for an equal number of shares of Dune Class A Common Stock pursuant to the Sponsor Exchange.

“Dune Class B Common Stock” or “our Class B common stock” means the shares of Class B Common Stock, par value $0.0001 per share, of Dune.

“Dune Common Stock” means, collectively, the Dune Class A Common Stock and Dune Class B Common Stock.

“Dune Stockholder Redemptions” mean redemptions by Dune’s public stockholders.

“Dune stockholders” or “our stockholders” means, collectively, the holders of the Dune Class A Common Stock and the holders of the Dune Class B Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreement” mean the Exchange Agreement to be entered into as of the Closing Date, by and among Holdings, New Global and the Sellers.

“Existing Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of December 17, 2020, between Dune and the Sponsor.

“FINRA” means the Financial Industry Regulatory Authority.

“founder shares” means, prior to the consummation of the Sponsor Exchange on September 20, 2023, the aggregate of 4,312,500 shares of Dune Class B Common Stock issued prior to Dune’s IPO and held by the Sponsor and, on and after the consummation of the Sponsor Exchange on September 20, 2023, the 4,312,500 shares of Dune Class A Common Stock issued to the Sponsor upon completion of the Sponsor Exchange (which shares are subject to the same restrictions as applied to the Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination, pursuant to the terms and conditions of the Sponsor Exchange Agreement).

“GAAP” means United States generally accepted accounting principles.

“Global Hydrogen” means Global Hydrogen Energy LLC, a Delaware corporation.

“Global Hydrogen Board” means the board of directors of Global Hydrogen.

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“Global Hydrogen Units” means the limited liability company equity interests of Global Hydrogen.

“Governance Proposals” means a proposal to consider and vote upon, on a non-binding advisory basis, certain material differences between the Current Charter and the Proposed Charter, which are presented separately in accordance with the requirements of the SEC.

“Holdings” means Global Gas Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Dune.

“Holdings Common Units” means common equity units of Global Gas Holdings LLC.

“Holdings LLCA” means the Amended and Restated Limited Liability Company Agreement of Global Gas Holdings LLC, a Delaware limited liability company, to be entered into by Holdings, Dune and the Sellers at the Closing (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms).

“Incentive Plan” means the Global Gas Corporation 2023 Long Term Incentive Plan, a copy of which is attached to this proxy statement as Annex I.

“Incentive Plan Proposal” means the proposal to approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IPO” means Dune’s initial public offering, consummated on December 22, 2020, through the sale of 17,250,000 units at $10.00 per unit.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.

“Letter Agreement” means that certain Letter Agreement, dated as of December 17, 2020 entered into by and among Dune, the Sponsor, officers and all of its directors at the time, in connection with the IPO.

“Lockup Agreement” means that certain Lockup Agreement, dated as of May 14, 2023, by and among Dune, the Sponsor and the Sellers.

“Morrow” means Morrow Sodali LLC.

“Nasdaq” means The Nasdaq Capital Market.

“Needham” means Needham & Company, LLC.

“Newbridge” means Newbridge Securities Corporation.

“New Global” means Dune after the Closing, renamed “Global Gas Corporation.”

“New Global Board” means the board of directors of New Global.

“New Global Bylaws” means the proposed amended and restated bylaws to be adopted by New Global immediately prior to, and subject to, the Closing (and which at and after the Closing will operate as the amended and restated bylaws of New Global).

“New Global Class A Common Stock” means the shares of Class A Common Stock, par value $0.0001 per share, of New Global.

“New Global Class B Common Stock” means the shares of Class B Common Stock, par value $0.0001 per share, of New Global.

“New Global Common Stock” means the shares of New Global Class A Common Stock and New Global Class B Stock, collectively.

“New Global Management” means the management of New Global following the consummation of the Business Combination.

“Nomination Agreement” means the agreement to be entered into as of the Closing Date, by and among New Global, the Sellers and the Sponsor, pursuant to which the Sellers and the Sponsor will have the right to nominate members of the New Global Board, subject to the beneficial ownership thresholds and conditions set forth therein.

“Non-Recused Directors” means Carter Glatt, Michael Castaldy, Jeron Smith and Cecil White.

“NTA Proposal” means a proposal to consider and vote on the approval and adoption of the amendments to the amended and restated certificate of incorporation of Dune, as amended, which amendments shall be effective, if adopted and implemented by Dune, prior to the consummation of the proposed Business Combination, to remove from the Current Charter requirements limiting Dune’s ability to redeem shares of Dune Class A Common Stock and consummate an initial business combination if the amount of such redemptions would cause Dune to have less than $5,000,001 in net tangible assets.

“Original Aggregate Consideration” means (i) a number of shares of Dune Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the exchange ratio determined by dividing (A) the quotient of $57,500,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

“Principal Stockholders” means William Bennett Nance, Jr., Sergio Martinez, Barbara Guay Martinez, and each of their respective affiliates (including family members, estate planning vehicles and other investment vehicles controlled or beneficially owned by them).

“private placement warrants” means the 4,850,000 warrants issued to our Sponsor concurrently with our IPO, each of which is exercisable for one share of Dune Class A Common Stock.

“Proposed Charter” means the proposed second amended and restated certificate of incorporation to be adopted by Dune pursuant to the Charter Proposal immediately prior to the Closing (and which at and after the Closing will operate as the second amended and restated certificate of incorporation of New Global), a copy of which is attached as Annex E to this proxy statement.

“PSLRA” means the Private Securities Litigation Reform Act of 1995.

“Public Offering Note” means that certain promissory note between Dune and our Sponsor dated June 18, 2020.

“public shares” means shares of Dune Class A Common Stock included in the units issued in the IPO.

“public stockholders” means holders of public shares.

“public warrants” means the warrants included in the units issued in the IPO, each of which is exercisable for one share of Dune Class A Common Stock, in accordance with its terms.

“Purchase Agreement” means that certain Unit Purchase Agreement, dated May 14, 2023 (as amended on August 22, 2023, and as may be further amended and/or restated from time to time), by and among Dune, Holdings, Global Hydrogen and the Sellers.

“record date” means            , 2023.

“Recused Director” means William Bennett Nance, Jr.

“Redemption Limitation” means a number of redemptions of Dune Class A Common Stock such that Dune would fail to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act or any successor rule) in excess of $5,000,000.

“Registration Rights Agreement” means the Registration Rights Agreement to be entered into as of the Closing Date, by and among New Global, the Sponsor, and the Sellers and certain of their permitted transferees.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Sellers” means William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez.

“SPAC” means a special purpose acquisition company.

“Special Meeting” means the special meeting of Dune’s stockholders to consider matters relating to the Business Combination.

“Sponsor” means Dune Acquisition Holdings LLC, a Delaware limited liability company.

“Sponsor Agreement” means that certain Sponsor Agreement, dated as of May 14, 2023, by and among Dune, Holdings, the Sponsor and Global Hydrogen.

“Sponsor Exchange” means the exchange by the Sponsor, on September 20, 2023, pursuant to the Sponsor Exchange Agreement, of 4,312,500 shares of Dune Class B Common Stock, originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock (the “Sponsor Exchange Shares”) on the terms and conditions set forth in the Sponsor Exchange Agreement.

“Sponsor Exchange Agreement” means that certain Exchange Agreement entered into by Dune and the Sponsor on September 20, 2023 in connection with the Sponsor Exchange.

“Stock Exchange” means Nasdaq or such other stock exchange as Dune and Global Hydrogen may mutually agree prior to Closing.

“Stock Issuance Proposal” means the proposal to approve, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of shares of 4,800,000 New Global Common Stock pursuant to the terms of the Purchase Agreement, plus any additional shares pursuant to subscription agreements we may enter into prior to Closing, as permitted by the Purchase Agreement.

“Support Agreement” means that certain Support Agreement, dated as of May 14, 2023, by and among Dune, Holdings, Global Hydrogen and the Sellers.

“Termination Date” means 11:59 p.m., Eastern Time, on December 31, 2024.

“Transactions” means the Combination Transactions and the other transactions contemplated by the Purchase Agreement.

“Transfer Agent” means Continental Stock Transfer & Trust Company.

“Trust Account” means the Trust Account of Dune that holds the proceeds from Dune’s IPO and the private placement of the private placement warrants.

“Trust Agreement” mean that certain Investment Management Trust Agreement, dated as of December 17, 2020, between Dune and the Trustee.

“Trustee” means Continental Stock Transfer & Trust Company.

“units” means the units of Dune, each consisting of one share of Dune Class A Common Stock and one-half (1/2) of one public warrant of Dune.

“Voting Threshold Date” means the first date on which the Principal Stockholders cease to beneficially own collectively at least 50% of the then-outstanding New Global Common Stock.

“warrants” means the public warrants and the private placement warrants.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “shall,” “seek,” “result,” “become,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward looking statements. These forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the proposed Business Combination and anticipated closing timing; (2) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; (3) current and future potential commercial and customer relationships; and (4) anticipated demand for New Global’s product and service offerings. These statements are based on various assumptions, whether or not identified in this proxy statement, and on the current expectations of Dune’s and Global Hydrogen’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside Dune’s and Global Hydrogen’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement; (ii) the outcome of any legal proceedings that may be instituted against Dune and Global Hydrogen following the announcement of the Purchase Agreement and the Transactions; (iii) the inability of the parties to timely or successfully complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Dune, redemptions by Dune’s stockholders, certain regulatory approvals or the satisfaction of other conditions to closing in the Purchase Agreement; (iv) risks relating to the uncertainty of the projected financial information with respect to Global Hydrogen; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement or could otherwise cause the Transactions to fail to close; (vi) the impact of the COVID-19 pandemic on Global Hydrogen’s business and/or the ability of the parties to complete the proposed Business Combination; (vii) the inability to maintain the listing of Dune’s shares on The Nasdaq Capital Market (“Nasdaq”) following the proposed Business Combination; (viii) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (ix) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Global Hydrogen to grow and manage growth profitably, sell and expand its product and service offerings, implement its growth strategy and retain its key employees; (x) risks relating to Global Hydrogen’s operations and business, including the combined company’s ability to raise financing, hire employees, secure supplier, customer and other commercial contracts, obtain licenses and information technology and protect itself against cybersecurity risks; (xi) intense competition and competitive pressures from other companies worldwide in the industries in which the combined company will operate; (xii) litigation and the ability to adequately protect the combined company’s intellectual property rights; (xiii) costs related to the proposed Business Combination; (xiv) changes in applicable laws or regulations; and (xv) the possibility that Global Hydrogen or Dune may be adversely affected by other economic, business and/or competitive factors. The foregoing list of factors is not exhaustive, and there may be additional risks that neither Dune nor Global Hydrogen presently know or that Dune and Global Hydrogen currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Additional information concerning certain of these and other risk factors is contained in Dune’s most recent filings with the SEC, including Dune’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended by Amendment No. 1 to Dune’s Annual Report on Form 10-K/A for the year ended December 31, 2022, in the section of this proxy statement entitled “Risk Factors” and in those documents that Dune has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. In addition, forward-looking statements reflect Dune’s and Global Hydrogen’s expectations, plans or forecasts of future events and views as of the date of this proxy statement. Dune and Global Hydrogen anticipate that subsequent events and developments will cause Dune’s and Global Hydrogen’s assessments to change. All subsequent written and oral forward-looking statements concerning Dune and Global Hydrogen, the Transactions or other matters attributable to Dune, Global Hydrogen or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. While Dune and Global Hydrogen may elect to update these forward-looking statements at some point in the future, each of Dune or Global Hydrogen expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Dune’s and Global Hydrogen’s assessments as of any date subsequent to the date of this proxy statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

The PSLRA provides a safe harbor for forward-looking statements made with respect to certain securities offerings, but excludes such protection for statements made in connection with certain other securities offerings, such as tender offers and initial public offerings. The term “initial public offering” is not defined in the PSLRA. Given the particular characteristics of mergers and business combinations completed by special purpose acquisition companies, there has been some question regarding whether such mergers and business combinations are “initial public offerings,” and therefore not subject to the protection of the PSLRA. There is currently no relevant case law on this matter, and accordingly, there can be no assurances that the safe harbor is applicable to forward-looking statements made by Dune and Global Hydrogen in connection with the Business Combination, and the protections of the safe harbor provided by the PSLRA to Dune and Global Hydrogen may not be available.

x

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION
AND THE SPECIAL MEETING

The following are answers to certain questions that you may have regarding the Business Combination and the Special Meeting. Dune urges you to read carefully the remainder of this document because the information in this section may not provide all the information that might be important to you in determining how to vote. Additional important information is also contained in the annexes to, and the documents incorporated by reference in, this proxy statement.

Q:     Why am I receiving this proxy statement?

A:     We are proposing to consummate the Business Combination with Global Hydrogen. On May 14, 2023, we entered into the Purchase Agreement with Holdings, Global Hydrogen and the Sellers, the terms of which are described in this proxy statement. A copy of the Purchase Agreement is attached hereto as Annex A-1 and Annex A-2. We urge our stockholders to read the Purchase Agreement in its entirety.

The Purchase Agreement must be adopted by our stockholders in accordance with the DGCL and our Current Charter. We are holding a Special Meeting to obtain that approval. Our stockholders will also be asked to vote on certain other matters described in this proxy statement at the Special Meeting and to approve the adjournment of the Special Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the Condition Precedent Proposals or we determine that one or more of the Closing conditions under the Purchase Agreement is not satisfied or waived.

THE VOTE OF DUNE STOCKHOLDERS IS IMPORTANT. DUNE STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT, AND CAREFULLY CONSIDERING EACH OF THE PROPOSALS BEING PRESENTED AT THE MEETING.

Q:     Why is Dune proposing the Business Combination?

A:     We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses.

Based on our due diligence investigations of Global Hydrogen, the management of Global Hydrogen and the industry in which it operates, including the financial and other information provided by Global Hydrogen in the course of these due diligence investigations, the Dune Board believes that the Business Combination with Global Hydrogen is in the best interests of Dune and its stockholders and presents an opportunity to increase Dune stockholder value. See the section entitled “The Business Combination Proposal — Dune’s Board of Directors’ Reasons for Recommending the Business Combination” for additional information. However, there is no assurance of this.

Although the Dune Board believes that the Business Combination with Global Hydrogen presents an attractive business combination opportunity and is in the best interests of Dune and its stockholders, the Dune Board did consider certain potentially material negative factors in arriving at that conclusion, including, among others: (i) Global Hydrogen has a limited operating history, which makes it difficult to evaluate its business and prospects and increases the risks associated with an investment in the Dune Class A Common Stock; (ii) Global Hydrogen’s business is subject to extensive, complex and changing laws and regulations, and changes in these laws and regulations, or our failure to comply with these laws and regulations, could harm Global Hydrogen’s business; (iii) Global Hydrogen plans to operate in highly competitive markets, and many of its competitors have greater resources than Global Hydrogen does and may have products and services that may be more appealing than Global Hydrogen’s to its current or potential customers. These factors are discussed in greater detail in the section entitled “The Business Combination Proposal — Other Board Considerations,” as well as in the section entitled “Risk Factors.”

Based on its due diligence investigations of Global Hydrogen and the industries in which it plans to operate, including the financial and other information provided by Global Hydrogen in the course of our due diligence investigations, our Board believes that the Business Combination with Global Hydrogen is in our best interests and of those of our stockholders and presents an opportunity to increase stockholder value. However, there can be no assurances of this.

Although our Board (other than the Recused Director) believes that the Business Combination with Global Hydrogen presents a unique business combination opportunity and is in the best interests of Dune and its stockholders, our Board (other than the Recused Director) did consider certain potentially material negative factors in arriving at that conclusion. See “The Business Combination Proposal” for a discussion of the factors considered by our Board (other than the Recused Director) in making its decision.

Q:     When and where will the Special Meeting take place?

A:     Our Special Meeting will be held on            , 2023, at            , New York City time, in virtual format at            . After careful consideration, our Board has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting            . To participate in the virtual meeting, you will need a 12-digit control number assigned by Continental. The meeting webcast will begin promptly at            , New York City time. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

Q:     What matters will be considered at the Special Meeting?

A:     Our stockholders will be asked to consider and vote on the following proposals:

(a)     Proposal No. 1 — The Business Combination Proposal — a proposal to adopt the Purchase Agreement, and the transactions contemplated thereby, in the form attached to the accompanying proxy statement as Annex A-1 and Annex A-2 (the “Business Combination Proposal”);

(b)    Proposal No. 2 — The NTA Proposal — a proposal to consider and vote on the approval and adoption of the amendments to the Current Charter, which amendments shall be effective, if adopted and implemented by Dune, prior to the consummation of the proposed Business Combination, to remove from the Current Charter requirements limiting Dune’s ability to redeem shares of Dune Class A Common Stock and consummate an initial business combination if the amount of Dune Stockholder Redemptions would cause Dune to have less than $5,000,001 in net tangible assets;

(c)     Proposal No. 3 — The Charter Proposal — a proposal to approve an amendment and restatement of the Current Charter in the form of Proposed Charter to, among other things, change the name of Dune Acquisition Corporation to Global Gas Corporation and effect the amendments relating to corporate governance described below in Proposal No. 4;

(d)    Proposal No. 4 — The Governance Proposals — a proposal to consider and vote upon, on a non-binding advisory basis, certain material differences between the Current Charter and the Proposed Charter, which are presented separately in accordance with the requirements of the SEC to:

(i)     authorize the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A Common Stock, (b) 20,000,000 shares of New Global Class B Common Stock, which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement, and (c) 1,000,000 shares of New Global preferred stock;

(ii)    provide that any amendment to the New Global Bylaws will require approval of at least two-thirds (66⅔%) of the voting power of all of the then-outstanding shares of voting stock of New Global, voting as a single class;

(iii)   provide that until the Voting Threshold Date, any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to the Current Charter, which provides that only the holders of New Global Class B Common Stock have the right to take action by written consent;

(iv)   provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global Board, the chairperson of the New Global Board, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders);

(v)    provide that New Global will not be governed by Section 203 of the DGCL;

(vi)   delete various provisions applicable only to blank check companies, including business combination requirements, that will no longer be applicable following the Business Combination;

(vii)  provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL; and

(viii) provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all then outstanding shares of capital stock of New Global’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(e)     Proposal No. 5 — The Incentive Plan Proposal — a proposal to approve and adopt the Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex I;

(f)     Proposal No. 6 — The Stock Issuance Proposal — a proposal to approve, for the purposes of complying with the applicable listing rules of Nasdaq, (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination, consisting of the issuance of (i) shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the Exchange Agreement and (ii) any shares of New Global Common Stock pursuant to subscription agreements we may enter into prior to the Closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the Business Combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules;

(g)    Proposal No. 7 — The Director Election Proposal — a proposal to elect five directors to serve staggered terms on the New Global Board until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors shall have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal; and

(h)    Proposal No. 8 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the Condition Precedent Proposals (as defined below) or we determine that one or more of the Closing conditions under the Purchase Agreement is not satisfied or waived.

Q:     Are the proposals conditioned on one another?

A:     Under the Purchase Agreement, the Closing is conditioned upon the approval of each of the Condition Precedent Proposals, and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other. The NTA Proposal is conditioned upon the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, then the NTA Proposal will have no effect, even if approved by our stockholders. The Governance Proposals and the Adjournment Proposal are not conditioned upon the approval of any other proposal. If our stockholders do not approve each of the Condition Precedent Proposals, the Business Combination may not be consummated. By contrast, approval of each of the other proposals in this proxy statement is not a condition to the consummation of the Business Combination.

It is important for you to note that in the event that if any of the Condition Precedent Proposals do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

Q:     Why is Dune providing its stockholders with the opportunity to vote in the Business Combination?

A:     Under our Current Charter, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote, rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the Closing. The adoption of the Purchase Agreement is required under Delaware law and the approval of the Business Combination is required under our Current Charter. In addition, such approval is also a condition to the Closing under the Purchase Agreement.

Q:     What will happen in connection with the Business Combination?

A:     If the Purchase Agreement is adopted by Dune’s stockholders and the transactions thereunder are consummated, (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders), and in exchange therefor, Holdings will issue to Dune a number of Holdings Common Units which will equal the number of total shares of Dune Class A Common Stock, issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the Global Hydrogen Units to Holdings in exchange for shares of Dune Class B Common Stock, and Holdings Common Units, as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio, and (iii) Dune will change its name to Global Gas Corporation and New Global will be the publicly traded reporting company in an “Up-C” structure.

Q:     How has the announcement of the Business Combination affected the trading price of Dune’s common stock?

A:     On Friday, May 12, 2023, the trading date before the public announcement of the Business Combination, Dune’s units, public shares and warrants closed at $9.95, $9.96 and $0.161, respectively. On            ,            , 2023, the trading date immediately prior to the date of this proxy statement, Dune’s units, public shares and warrants closed at $            , $            and $            , respectively.

Q:     How will the Business Combination impact the New Global Common Stock outstanding after the Closing?

A:     After the Business Combination and the consummation of the transactions contemplated thereby, there will be 5,494,554 shares of New Global Class A Common Stock outstanding (assuming that no shares of New Global Class A Common Stock are redeemed) and the amount of New Global Class B Common Stock outstanding will increase to 4,800,000 shares of New Global Class B Common Stock.

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio.

Q:     Is the Business Combination the first step in a “going private” transaction?

A:     No. The Company does not intend for the Business Combination to be the first step in a “going private” transaction. In fact, one of the primary purposes of the Business Combination is to provide a platform for Global Hydrogen to access the U.S. public markets.

Q:     Will the management of Global Hydrogen change in the Business Combination?

A:     We anticipate that the management of Global Hydrogen serving as of the date hereof will remain with the post-combination company. The current directors of the Company will resign at the time of the Business Combination, other than Carter Glatt, Jeron Smith, Michael Castaldy and William Bennett Nance, Jr., who have been nominated, subject to the approval of the Director Election Proposal, to serve as directors of New Global. The remaining director nominees will be designated in accordance with the Director Election Proposal. Please see the section entitled “New Global Management After the Business Combination — Directors.”

Q:     Will Dune obtain new financing in connection with the transaction?

A:     No. Dune does not currently intend to seek new financing in connection with the Business Combination.

Q:     Are there any arrangements to help ensure that Dune will have sufficient funds, together with the proceeds in the Trust Account, to fund the aggregate purchase price?

A:     No. The Company will use the funds in the Trust Account, after payments made in respect of the redemptions of Dune Class A Common Stock to the extent elections for redemptions have been properly made, to pay certain fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company and other parties to the Purchase Agreement in connection with the transactions contemplated by the Purchase Agreement, including the Business Combination.

Q:     Why is Dune proposing the Charter Proposal?

A:     The Proposed Charter provides for certain amendments to our Current Charter. Pursuant to Delaware law, we are required to submit the Charter Proposal to the Company’s stockholders for adoption. The Proposed Charter will not be adopted if the other Condition Precedent Proposals are not consummated. For additional information, please see the section entitled “The Charter Proposal.”

Q:     Why is Dune proposing the Incentive Plan Proposal?

A:     The purpose of the Incentive Plan Proposal is to further align the interests of the eligible participants with those of Dune stockholders by providing long-term incentive compensation opportunities tied to the performance of New Global. Please see the section entitled “The Incentive Plan Proposal” for additional information.

Q:     Is my vote important?

A:     Yes. The Business Combination cannot be completed unless the Purchase Agreement is adopted by our stockholders holding a majority of the votes cast by holders of shares of Dune Class A Common Stock on such proposal and the other Condition Precedent Proposals achieve the necessary vote outlined below. Only our stockholders as of the close of business on            , 2023, the record date for the Special Meeting, are entitled to vote at the Special Meeting. Our Board (other than the Recused Director) unanimously recommends that such holders of shares of Dune Class A Common Stock vote “FOR” the approval of the Business Combination Proposal, “FOR” the NTA Proposal, “FOR” the Charter Proposal, “FOR” the Governance Proposals, “FOR” the approval of the Incentive Plan Proposal, “FOR” the approval of the Stock Issuance Proposal, “FOR” the election of each of the director nominees to the Board and “FOR” the approval of the Adjournment Proposal. For more information on the Dune Board’s recommendation, see “The Business Combination Proposal — Dune’s Board of Directors’ Reasons for Recommending the Business Combination.”

Q:     What is the difference between a stockholder of record and “street name” holder?

A:     If your shares are registered directly in your name with the Company’s Transfer Agent, Continental, you are considered the stockholder of record with respect to those shares, and access to proxy materials is being provided directly to you. If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of those shares, which are considered to be held in “street name.” Access to proxy materials is being provided to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares.

Q:     If my shares are held in “street name” by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee automatically vote those shares for me?

A:     No. A “broker non-vote” occurs when a broker submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions. Under the relevant rules, brokers are not permitted to vote on any of the matters to be considered at the Special Meeting. As a result, your public shares will not be voted on any matter unless you affirmatively instruct your broker, bank or nominee how to vote your shares in one of the ways indicated by your broker, bank or other nominee. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:     What stockholder vote is required for the approval of each proposal brought before the Special Meeting? What will happen if I fail to vote or abstain from voting on each proposal?

A:     The Business Combination Proposal.    Approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal. Our Sponsor has agreed to vote their shares of Dune Common Stock in favor of the Business Combination. Our Sponsor currently holds approximately 78.5% of the total outstanding shares of Dune Common Stock. Accordingly, if all of our outstanding shares were to be voted, we would not need any additional affirmative vote of outstanding shares in order to approve the Business Combination Proposal.

The NTA Proposal.    Approval of the NTA Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the NTA Proposal. The NTA Proposal is conditioned upon the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, then the NTA Proposal will have no effect, even if approved by our stockholders.

The Charter Proposal.    Approval of the Charter Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the Charter Proposal. Approval of the Charter Proposal is a condition to the approval of the Business Combination.

The Governance Proposals.    Approval of the Governance Proposals requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the Governance Proposals.

The Incentive Plan Proposal.    Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the Incentive Plan Proposal.

The Stock Issuance Proposal.    Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the Stock Issuance Proposal.

The Director Election Proposal.    The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the shares of Dune Class A Common Stock cast by the holders of shares of Dune Class A Common Stock present in person or by proxy at the virtual Special Meeting and entitled to vote thereon. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Holders of shares of Dune Class A Common Stock may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes have no effect on the Director Election Proposal.

The Adjournment Proposal.    Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the Adjournment Proposal.

Q:     What will Global Hydrogen’s equity holders receive in connection with the Business Combination?

A:     In connection with the terms and subject to the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller will be transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Dune Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the Company Exchange Ratio determined by dividing (A) the quotient of $48,000,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

Q:     What equity stake will current Dune stockholders and the Sellers hold in New Global immediately after the consummation of the Business Combination?

A:     It is anticipated that, upon completion of the Business Combination, the approximate ownership interests in New Global will be as set forth in the table below.

The approximate ownership interests in New Global after the Business Combination, assuming that the maximum number of 1,182,054 public shares are redeemed (with the number of redemptions being determined by assuming that the redemption price is $10.00 per share and, assuming no other available cash of Dune, including any potential financing conducted by Dune as permitted under the Purchase Agreement or any net proceeds obtained by Global Hydrogen as a result of any debt financing arrangements that remain outstanding following the Closing), assuming the Closing occurs in the second half of 2023, has been determined based on the capitalization of each of Dune and Global Hydrogen as of June 30, 2023, assuming consummation of the Business Combination, which results in an assumed number of 4,800,000 shares of New Global Common Stock being issued pursuant to the Purchase Agreement and an assumed aggregate number of 10,294,554 shares of New Global Common Stock issued and outstanding following the Closing (assuming no redemptions). For further information regarding our post-combination capital structure, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

	Assuming No Redemptions of Public Shares	Assuming 25% Redemptions of Public Shares(1)	Assuming 50% Redemptions of Public Shares(2)	Assuming Maximum Redemptions of Public Shares(3)
Dune public stockholders	11.5%	8.9%	6.1%	—%
Dune Acquisition Holdings LLC	41.9%	43.1%	44.4%	47.3%
Sellers	46.6%	48.0%	49.5%	52.7%
	100.0%	100.0%	100.0%	100.0%

____________

(1)      Assumes that holders of 295,514 public shares exercise their redemption rights in connection with the Business Combination at a redemption price of $10.00 per share.

(2)      Assumes that holders of 591,027 public shares exercise their redemption rights in connection with the Business Combination at a redemption price of $10.00 per share.

(3)      Assumes that holders of 1,182,054 public shares exercise their redemption rights in connection with the Business Combination at a redemption price of $10.00 per share, which is the maximum number of public shares that may be redeemed by public stockholders assuming approval of the NTA Proposal.

Based on the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the aggregate and per-share implied valuations of the approximate 11.5% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming no further redemptions of public shares, would be approximately $5.5 million and approximately $4.67 per share, respectively. Based on the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 11.5% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming no further redemptions of public shares, would be approximately $11.4 million and approximately $9.65 per share, respectively. Based on the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis (as defined below) prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 11.5% equity stake of Dune’s public stockholders in New Global immediately after the Business Combination, assuming no further redemptions of public shares, would be approximately $13.2 million and approximately $11.14 per share, respectively.

Based on the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the aggregate and per-share implied valuations of the approximate 8.9% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 25% redemptions of public shares, would be approximately $4.3 million and approximately $4.82 per share, respectively. Based on the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 8.9% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 25% redemptions of public shares, would be approximately $8.8 million and approximately $9.96 per share, respectively. Based on the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 8.9% equity stake of Dune’s public stockholders in New Global immediately after the Business Combination, assuming 25% redemptions of public shares, would be approximately $10.2 million and approximately $11.49 per share, respectively.

Based on the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the aggregate and per-share implied valuations of the approximate 6.1% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 50% redemptions of public shares, would be approximately $2.9 million and approximately $4.95 per share, respectively. Based on the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 6.1% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 50% redemptions of public shares, would be approximately $6.1 million and approximately $10.24 per share, respectively. Based on the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 6.1% equity stake of Dune’s public stockholders in New Global immediately after the Business Combination, assuming 50% redemptions of public shares, would be approximately $7.0 million and approximately $11.82 per share, respectively.

Assuming maximum redemptions of public shares, Dune’s public stockholders would not have an equity stake in New Global after the Business Combination, which results in an aggregate and per-share implied valuation of $0.00 based on each of the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion and the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis prepared by Newbridge in connection with its fairness opinion.

The percentages set forth above do not take into account (a) public warrants and private placement warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter (commencing 30 days after the Closing) or (b) the issuance of any shares underlying New Global options or other equity awards that will be held by equity holders of Global Hydrogen following completion of the Business

Combination. If each such warrants were exercisable and exercised following the completion of the Business Combination, then ownership of New Global would be as follows (assuming the same number of public shares are redeemed as described in the footnotes to the table immediately above):

	Assuming No Redemptions of Public Shares	Assuming 25% Redemptions of Public Shares	Assuming 50% Redemptions of Public Shares	Assuming Maximum Redemptions of Public Shares
Dune public stockholders	41.3%	40.5%	39.8%	38.2%
Dune Acquisition Holdings LLC	38.5%	39.0%	39.5%	40.6%
Sellers	20.2%	20.4%	20.7%	21.2%
	100.0%	100.0%	100.0%	100.0%

____________

(1)      The maximum redemption scenario represents the maximum redemptions assuming approval of the NTA Proposal.

There are currently outstanding an aggregate of 13,475,000 warrants to acquire our Class A Common Stock, which comprise 4,850,000 private placement warrants held by our Sponsor and 8,625,000 public warrants. Each of our outstanding whole warrants is exercisable commencing 30 days following the Closing for one share of our Class A Common Stock in accordance with its terms. Therefore, as of the date of this proxy statement, if we assume that each outstanding whole warrant is exercised and one share of Dune Class A Common Stock is issued as a result of such exercise, with payment of the exercise price of $11.50 per share, our fully-diluted share capital would increase by a total of 13,475,000 shares, with approximately $154,962,500 paid to exercise the warrants.

If the actual facts are different than the assumptions set forth above, the maximum number of redemptions and the share numbers and ownership percentages set forth above will be different.

For more information, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

Q:     What interests do the Sponsor and Dune’s current officers and directors have in the Business Combination?

A:     When considering the recommendation of our Board (other than the Recused Director) to vote for the Business Combination Proposal, it should be noted that our directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a Dune stockholder. These interests include, among other things:

•        Our Sponsor will lose its entire investment in us if we do not complete a business combination within the Completion Window.

•        Prior to the IPO, the Sponsor paid $25,000 in consideration for 4,312,500 founder shares, or approximately $0.006 per share. The 4,312,500 founder shares have an aggregate market value of approximately $            based upon the closing per-share price of $            on Nasdaq on            , 2023, the record date.

•        Simultaneously with the consummation of our IPO, we sold 4,850,000 warrants, each exercisable to purchase one share of our Class A Common Stock at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $4,850,000 to our Sponsor. Upon the closing, each warrant will become exercisable to purchase one share of New Global Common Stock at $11.50 commencing 30 days following the Closing. Such warrants have an aggregate market value of approximately $            based upon the closing per-warrant price of $            on Nasdaq on            , 2023, the record date.

•        In total, our Sponsor paid an aggregate of $4,875,000 to purchase securities with an aggregate market value of approximately $            based upon closing prices on Nasdaq on            , 2023, the record date (without taking into account any diminution in value resulting from the transfer restrictions on such securities).

•        Our Sponsor and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the Business Combination. In addition, our Sponsor and our officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if Dune fails to complete a business combination within the Completion Window. There will be no redemption rights or liquidating distributions with respect to the private placement warrants or public warrants, which will expire worthless if we fail to complete our initial business combination within the Completion Window. Our Sponsor and our officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

•        The nominal purchase price paid by the Sponsor for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the Business Combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of the public shares is substantially less than $10.00 per share. As a result, the Sponsor is likely able to recoup its investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public stockholders, even if that business combination were with a riskier or less-established target business.

•        Carter Glatt, our Chief Executive Officer and Director, William Bennett Nance, Jr., our Director and Global Hydrogen’s Chief Executive Officer, Michael Castaldy, our Chief Financial Officer and Director, and Jeron Smith, our Director, are expected to serve as directors of New Global after the Closing. As such, in the future, they may receive any cash fees, stock options or stock awards that the New Global Board determines to pay its directors and/or officers.

•        On September 20, 2023, the Sponsor exchanged all 4,312,500 of its shares of Dune Class B Common Stock on one-for-one basis for 4,312,500 shares of Dune Class A common stock pursuant to the Sponsor Exchange. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. Because the Sponsor has agreed to vote in favor of the Business Combination, we would not need any public shares sold in the IPO to be voted in favor of the Business Combination in order for the Business Combination Proposal to be approved.

•        In connection with the Closing, we will enter into the Registration Rights Agreement, which will provide certain of the Company’s stockholders, including the holders of the founder shares, private placement warrants and shares of New Global Common Stock issuable upon conversion of the founder shares and private placement warrants, with registration rights.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

•        In connection with the Closing, our Sponsor would be entitled to the repayment of any working capital loan and advances that have been made to us and remain outstanding. As of the date of this proxy statement, our Sponsor has not made any advances to us for working capital expenses. If we do not complete an initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans.

•        Following the consummation of the Business Combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•        Upon the Closing, subject to the terms and conditions of the Purchase Agreement, our Sponsor, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Such reimbursable out-of-pocket expenses, if any, are not expected to be material. As of            , the total aggregate amount of out-of-pocket expenses expected to be repaid by Dune upon consummation of the Business Combination is $            .

•        Upon the completion of the Business Combination, Cantor and Needham, who acted as Dune’s underwriters in the IPO, have agreed to waive their right to receive any deferred underwriting commission. Newbridge, who acted as Dune’s financial advisor in connection with the Business Combination, will receive at the Closing, in the aggregate, $30,000 in its remaining fees in connection with certain financial advisory services provided to Dune. Newbridge will not receive such fees unless the Business Combination is successfully completed.

•        Given the differential in the purchase price that our Sponsor paid for the founder shares as compared to the price of the units sold in Dune’s IPO, our Sponsor and its affiliates may earn a positive rate of return on their investment even if the New Global Common Stock trades below the price initially paid for the units in Dune’s IPO and the public stockholders experience a negative rate of return following the completion of the Business Combination.

•        Pursuant to the Sponsor Agreement, Dune has agreed to indemnify the Sponsor for a period of six years after the Closing against any claims directly relating to the Business Combination arising from the Sponsor’s ownership of Dune’s equity securities or its control or ability to influence Dune, subject to certain limited exceptions.

These financial interests of our Sponsor, officers and directors and entities affiliated with them may have influenced their decision to approve the Business Combination. You should consider these interests when evaluating the Business Combination and the recommendation of our Board (other than the Recused Director) to vote for the Business Combination Proposal and other proposals to be presented to the stockholders.

Q:     What are the potential impacts on the Business Combination and related transactions resulting from the Deferred Discount Waiver?

A:     Dune paid an underwriting discount of $3,450,000 ($0.20 per unit sold) to the underwriters at the closing of the IPO on December 22, 2020, with an additional fee (the “Deferred Discount”) of $6,037,500 ($0.35 per unit sold) payable upon its completion of an initial business combination.

On June 14, 2022, Dune entered into the Amendment Letter (the “Amendment Letter”) with Cantor to amend the Underwriting Agreement, dated December 17, 2020 (the “Underwriting Agreement”), by and between the Company and Cantor, as representative of the several underwriters named therein, pursuant to which Cantor agreed to waive in full, on behalf of itself and Needham, the Deferred Discount (the “Deferred Discount Waiver”). In its role as representative of the several underwriters named in the Underwriting Agreement, Cantor had the authority to bind Needham to such Deferred Discount Waiver, and no separate waiver was negotiated with Needham. Pursuant to the Amendment Letter, the Company agreed to grant Cantor with a right of first refusal to act as the Company’s capital markets advisor with an advisory fee of $3,800,000, subject to the conditions described therein. No similar right of refusal arrangement was requested by, or offered to, Needham.

As a result of the Deferred Discount Waiver, the aggregate amount of transaction fees payable by Dune at the consummation of an initial business combination, including the proposed business combination with Global Hydrogen, will be reduced by $6,037,500. The services provided by Cantor and Needham pursuant to the Underwriting Agreement related to the IPO were complete at the time of the Deferred Discount Waiver.

While neither Cantor nor Needham provided any detail as to the reasons for the Deferred Discount Waiver, and Dune did not seek out such reasons or engage in dialogue with Cantor or Needham to that effect, stockholders should be aware that the Deferred Discount Waiver could indicate that Cantor and Needham do not want to be associated with the disclosures in this proxy statement or any underlying business analysis related to the transactions described herein. The Deferred Discount Waiver, including any waiver of fees for services that have already been rendered, is unusual and some investors may find the Business Combination less attractive as a result. However, Dune believes that the Deferred Discount Waiver could be beneficial for its stockholders, as such waived fees would reduce the amount of transaction expenses payable in connection with the consummation of an initial business combination by $6,037,500.

Neither Cantor nor Needham nor any other investment bank has been engaged by Dune in connection with its proposed business combination with Global Hydrogen. Cantor has not exercised its right of first refusal to act as Dune’s capital markets advisor, and no reason was given for such decision. For information about the discussions with Cantor regarding its decision not to act as capital markets advisor, see “The Business Combination Proposal — Background of the Business Combination.”

For information regarding the risks associated with the Deferred Discount Waiver, see “Risk Factors — Risks Related to Dune and the Business Combination — Each of Cantor and Needham were to be compensated in connection with the consummation of an initial business combination by Dune, including the proposed transaction with Global Hydrogen, but have instead waived such compensation. Investors should not place any reliance on the fact that Cantor and Needham were previously engaged by Dune to serve as underwriters in the IPO, should not assume that Cantor and Needham are involved in the Business Combination and no inference should be drawn to this effect.”

Q:     What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A:     A total of $172,500,000, including approximately $6,037,500 of underwriters’ deferred discount and $4,850,000 of the proceeds of the sale of the private placement warrants, was placed in a Trust Account maintained by Continental, acting as Trustee. We originally had up to 18 months from the closing of our IPO, or until June 22, 2022, to consummate an initial business combination. However, on June 14, 2022, the stockholders of Dune approved an amendment to our amended and restated certificate of incorporation (the “Extension Amendment”) to extend the date by which Dune must complete a business combination from June 22, 2022 to December 22, 2023. In connection with the Extension Amendment, holders of an aggregate of 16,067,946 shares of Dune Class A Common Stock, representing approximately 93.1% of the total shares of Dune Class A Common Stock at the time outstanding, exercised (and did not reverse) their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, (i) approximately $160.7 million (approximately $10.00 per share) was removed from the Trust Account to pay such holders, (ii) approximately $11.8 million remained in the Trust Account and (iii) 5,494,554 shares of Dune Common Stock remained outstanding (including 1,182,054 public shares and 4,312,500 founder shares). As of June 30, 2023, there were investments and cash held in the Trust Account of $11,963,187. These funds will not be released until the earlier of Closing or the redemption of our public shares if we are unable to complete an initial Business Combination within the Completion Window, although we may withdraw the interest earned on the funds held in the Trust Account to pay franchise and income taxes.

Q:     What is an “Up-C” Structure?

A:     Our corporate structure prior to and following the Business Combination, as described under the section entitled “The Business Combination Proposal,” is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The “Up-C” structure allows the Sellers to retain their equity ownership in Global Hydrogen, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of Holdings Common Units after the Closing. Dune will be a holding company and, immediately after the consummation of the Business Combination, its only direct assets will consist of Holdings Common Units. Immediately following the Closing, Dune is expected to own approximately 53.4% of the Holdings Common Units, assuming no redemptions of shares of Dune Class A Common Stock. Because holders of Dune Class A Common Stock that do not elect to have such stock redeemed are not parties to such transactions, the holders of Dune Class A Common Stock that do not elect to have such stock redeemed will simply continue to hold their Dune Class A Common Stock. Dune does not have any tax receivable agreements or any similar tax agreements or arrangements with the Sellers, and it will not be entering into a tax receivable agreement or any similar tax agreement or arrangement with the Sellers.

Q:     What happens if a substantial number of the public stockholders vote in favor of the Business Combination Proposal and exercise their redemption right?

A:     Dune stockholders who vote in favor of the Business Combination may also nevertheless exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of public stockholders are reduced as a result of redemptions by public stockholders. In addition, with fewer public shares and public stockholders, the trading market for New Global Common Stock may be less liquid than the market for Dune Class A Common Stock was prior to consummation of the Business Combination and New Global may not be able to meet the listing standards for Nasdaq or another national securities exchange. In addition, with less funds available from the Trust Account, the working capital infusion from the Trust Account into Global Hydrogen’s business will be reduced. As a result, the proceeds will be greater in the event that no public stockholders exercise redemption rights with respect to their public shares for a pro rata portion of the Trust Account as opposed to the scenario in which the public stockholders exercise the maximum allowed redemption rights.

The table below presents the trust value per share to a public stockholder that elects not to redeem across a range of varying redemption scenarios.

Per Share Value
Trust Value	$11,820,540
Total Public Shares	1,182,054
Trust Value Per Public Share	$10.00
	Assuming No Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming Maximum Possible Redemptions
Redemptions ($)	$—	$2,955,140	$5,910,270	$11,820,540
Redemptions (shares)	—	295,514	591,027	1,182,054
Cash left in Trust Account post redemption	$11,820,540	$8,865,400	$5,910,270	$—
Public shares post redemption	1,182,054	886,541	591,027	—
Trust Value Per Share	$10.00	$10.00	$10.00	$—

The table below presents possible sources of dilution and the extent of such dilution that non-redeeming public stockholders could experience in connection with the Closing across a range of varying redemption scenarios. In an effort to illustrate the extent of such dilution, the table below assumes (i) the exercise of all public warrants and private placement warrants, (ii) the conversion of 4,312,500 founder shares into New Global Common Stock on a one-for-one basis, and (iii) the issuance of 4,800,000 shares of New Global Common Stock to Global Hydrogen equity holders.

	Pro Forma Combined
	Assuming No Redemption		Assuming 25% Redemption		Assuming 50% Redemption		Assuming Maximum Redemption
	Shares	%	Shares	%	Shares	%	Shares	%
Shares issued to Global Hydrogen equityholders	4,800,000	20.2%	4,800,000	20.4%	4,800,000	20.7%	4,800,000	21.3%
Holders of Dune’s sponsor shares	4,312,500	18.1%	4,312,500	18.4%	4,312,500	18.6%	4,312,500	19.1%
Warrants held by public stockholders	8,625,000	36.3%	8,625,000	36.7%	8,625,000	37.2%	8,625,000	38.2%
Private placement warrants	4,850,000	20.4%	4,850,000	20.7%	4,850,000	20.9%	4,850,000	21.5%
Dune’s public stockholders	1,182,054	5.0%	886,541	3.8%	591,027	2.5%	—	—%
Shares outstanding	23,769,554	100.0%	23,474,041	100.0%	23,178,527	100.0%	22,587,500	100.0%

Q:     Why is the NTA Proposal being proposed?

A:     The adoption of the proposed amendments to remove the net asset test limitation from the Current Charter is being proposed in order to facilitate the consummation of the Business Combination, by permitting redemptions by public stockholders even if such redemptions result in Dune having net tangible assets that are less than $5,000,001. The purpose of the net asset test limitation was initially to ensure that the Dune Class A Common Stock is not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Dune Class A Common Stock and the combined company’s common stock would not be deemed to be a “penny stock,” as such securities are expected to be listed on a national securities exchange upon the Closing, Dune is presenting the NTA Proposal to facilitate the consummation of the Business Combination. For more information, see “The NTA Proposal — Reasons for the Approval of the NTA Proposal.”

If we redeem our public shares in an amount in excess of the current Redemption Limitation and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Dune’s public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Q:     What amendments will be made to the Current Charter?

A:     We are asking Dune stockholders to approve the Proposed Charter that will be effective upon the consummation of the Business Combination. The Proposed Charter provides for various changes that our Board believes are necessary to address the needs of New Global. The Charter Proposal proposes, among other things: (i) the change of Dune’s name to “Global Gas Corporation”; (ii) authorize the issuance of up to 20,000,000 shares of voting, non-economic New Global Class B Common Stock, which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement; (iii) change the required vote to amend the New Global Bylaws; (iv) provide the Principal Stockholders the right to take certain actions by written consent; (v) provide the Principal Stockholders the right to call special meetings of New Global; (vi) provide that New Global will not be governed by Section 203 of the DGCL; (vii) provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL; (viii) eliminate certain provisions specific to Dune’s status as a blank check company; and (ix) provide that the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of New Global’s stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Pursuant to Delaware law and the Current Charter, Dune is required to submit the Charter Proposal to Dune’s stockholders for approval. For additional information, see the section entitled “The Charter Proposal.”

Q:     Why is the Company proposing the Stock Issuance Proposal?

A:     We are proposing the Stock Issuance Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d). Pursuant to the Business Combination, we may require stockholder approval in accordance with the aforementioned Nasdaq Listing Rules as a result of (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination, consisting of the issuance of (i) shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the Exchange Agreement and (ii) any shares of New Global Common Stock pursuant to subscription agreements we may enter into prior to the Closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the Business Combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules. We expect that 4,800,000 shares of New Global Common Stock will be issued to Sellers in connection with the Closing, plus any additional shares of New Global Common Stock we may issue pursuant to subscription agreements we may enter into prior to the Closing as permitted by the Purchase Agreement. Since we may issue 20% or more of our outstanding common stock as consideration in the Business Combination, we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(a), (b) and (d). For more information, please see the section entitled “The Stock Issuance Proposal.”

Q:     Did the Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:     Yes. Dune engaged Newbridge Securities Corporation (“Newbridge”) to deliver a fairness opinion in connection with the Business Combination. Newbridge delivered to the Dune Board its opinion that to the effect that, as of the date of such opinion and subject to various assumptions made, procedures followed, matters considered, limitations on the review undertaken and qualifications, (i) the Original Aggregate Consideration to be paid by Dune to the Sellers pursuant to the Purchase Agreement is fair, from a financial point of view, to Dune and Dune’s unaffiliated public stockholders and (ii) Global Hydrogen has an aggregate fair market value equal to at least 80 percent (80%) of the net assets held in the Trust Account for the benefit of Dune’s public stockholders (excluding taxes payable on the income earned on the Trust Account). For further information, see the section entitled “The Business Combination Proposal — Opinion of Dune’s Financial Advisor” beginning on page 111 of this proxy statement, as well as the written opinion of Newbridge attached as Annex M hereto. Newbridge’s fairness opinion spoke only as of its date and does not take into account the updates to Global Hydrogen’s projections as described in the section entitled “The Business Combination Proposal — Revised Projections.” The Dune Board has not requested that Newbridge provide a new or updated fairness opinion. The Dune Board determined it was not required under state corporate law to secure, and does not intend to secure, a new or updated fairness opinion from Newbridge or any other third-party. See “Risk Factors — Risks Related to Dune and the Business Combination — The fairness opinion obtained by the Dune Board from its financial advisor will not be updated to reflect changes in circumstances between signing the Purchase Agreement and the completion of the Business Combination.”

Q:     What material negative factors did the Board consider in connection with the Business Combination?

A:     Although our Board believes that the Business Combination will provide our stockholders with an opportunity to participate in a combined company with growth potential, market share and a well-known brand, our Board did consider certain potentially material negative factors in arriving at that conclusion, such as the risk that our stockholders would not approve the Business Combination and the risk that significant numbers of our stockholders would exercise their redemption rights. In addition, during the course of our management’s evaluation of Global Hydrogen’s planned operating business and its public company potential, management conducted detailed due diligence on certain potential challenges. These factors are discussed in greater detail in the section entitled “The Business Combination Proposal,” as well as in the section entitled “Risk Factors.”

Q:     Do I have redemption rights?

A:     If you are a public stockholder, you have the right to request that we redeem all or a portion of your public shares for cash, provided that you follow the procedures and deadlines described elsewhere in this proxy statement under the heading “The Special Meeting — Redemption Rights.” Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal. We sometimes refer to these rights to elect to redeem all or a portion of the public shares into a pro rata portion of the cash held in the Trust Account as “redemption rights.”

If you wish to exercise your redemption rights, please see the answer to the next question: “How do I exercise my redemption rights?”

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 20% of the public shares without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.

Q:     How do I exercise my redemption rights?

A:     If you are a public stockholder and wish to exercise your right to redeem your public shares, you must:

(i)     (a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to Continental that we redeem your public shares for cash and (b) deliver your public shares to Continental, physically or electronically through DTC.

The address of Continental is listed under the question “Whom do I call if I have questions about the Special Meeting or the Business Combination?” below.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact Continental directly and instruct them to do so.

Any public stockholder will be entitled to request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares. For illustrative purposes, as of            , this would have amounted to approximately $            per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders, regardless of whether such public stockholders vote for or against the Business Combination Proposal. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal other than the Business Combination Proposal will have no impact on the amount you will receive upon exercise of your redemption rights. It is anticipated that the funds to be distributed to public stockholders electing to redeem their public shares will be distributed promptly after the consummation of the Business Combination.

If you are a holder of public shares, you may exercise your redemption rights by submitting your request in writing to Continental at the address listed under the question “Whom do I call if I have questions about the Special Meeting or the Business Combination?” below.

Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the deadline for submitting redemption requests, which is            , 2023 (two business days prior to the date of the scheduled vote at the Special Meeting), and thereafter, with our consent, until the Closing. If you deliver your shares for redemption to Continental and later decide prior to the deadline for submitting redemption requests not to elect redemption, you may request that Dune instruct Continental to return the shares to you (physically or electronically). You may make such request by contacting Continental at the phone number or address listed at the end of this section.

Any corrected or changed written exercise of redemption rights must be received by Dune’s secretary prior to the deadline for submitting redemption requests. No request for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to Continental prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting).

If a holder of public shares properly makes a request for redemption and the public shares are delivered as described above, then, if the Business Combination is consummated, we will redeem the public shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination.

If you are a holder of public shares and you exercise your redemption rights, it will not result in the loss of any Dune warrants that you may hold.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether you vote your shares of common stock for or against, or whether you abstain from voting on the Business Combination Proposal or any other proposal described by this proxy statement.

Q:     If I am a holder of units, can I exercise redemption rights with respect to my units?

A:     No. Holders of outstanding units must elect to separate the units into the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the units into the underlying public shares and public warrants, or if you hold units registered in your own name, you must contact Continental, Dune’s transfer agent, directly and instruct them to do so. If you fail to cause your units to be separated and delivered to Continental, Dune’s transfer agent, prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting), you will not be able to exercise your redemption rights with respect to your public shares.

Q:     Is there a limit on the number of shares I may redeem?

A:     Yes. A public stockholder, together with any affiliate of the stockholder or any other person with whom the stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), is restricted from seeking redemption rights with respect to more than an aggregate of 20% of the shares sold in our IPO without the prior consent of the Company. Accordingly, all shares in excess of 20% owned by a holder will not be redeemed for cash without Dune’s prior consent. On the other hand, a public stockholder who holds less than 20% of the public shares of Dune Class A Common Stock may redeem all of the public shares held by the stockholder for cash.

Q:     Is there a limit on the total number of shares that may be redeemed?

A:     Yes. The Current Charter provides that we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Other than this limitation, the Current Charter does not provide a specified maximum redemption threshold. If adopted and implemented by Dune, the NTA Proposal will remove the requirements from the Current Charter that limit Dune’s ability to redeem shares of Dune Class A Common Stock and consummate an initial business combination if the amount of such redemptions would cause Dune to have less than $5,000,001 in net tangible assets.

Q:     Can Dune’s initial stockholders redeem their founder shares in connection with consummation of the Business Combination?

A:     No. Our Sponsor and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they may hold in connection with the consummation of our business combination.

Q:     How do the public warrants differ from the private placement warrants and what are the related risks for any public warrant holders post business combination?

A:     The public warrants are identical to the private placement warrants in material terms and provisions, except that the private placement warrants (including the Class A Common Stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the Closing (except in limited circumstances). Additionally, the private placement warrants will be non-redeemable by us so long as they are held by our Sponsor or its permitted transferees. If the private placement warrants are held by someone other than our sponsor or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by such holders on the same basis as the public warrants. Our Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (including the Class A Common Stock issuable upon exercise of any of these warrants) until the date that is 30 days after the date of the Closing (except in limited circumstances). In addition, the private placement warrants, like the public warrants, will not be exercisable more than five years from the effective date of the registration statement for our IPO in accordance with FINRA rules.

Following the Closing, we may redeem your public warrants prior to their exercise at a time that is disadvantageous to you. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of our Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like and for certain issuances of Class A Common Stock and equity-linked securities for capital raising purposes in connection with the closing of our initial business combination as described elsewhere in this proxy statement) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to proper notice of such redemption provided that on the date we give notice of redemption. We will not redeem the warrants unless an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the warrants is effective and a current prospectus relating to those shares of Class A Common Stock is available throughout the 30-day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force you to (i) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the private placement warrants will be redeemable by us so long as they are held by their initial purchasers or their permitted transferees.

Historical trading prices for our Class A Common Stock have varied between a low of approximately $            per share on            to a high of approximately $            per share on            , but have not approached the $18.00 per share threshold for redemption (which, as described above, would be required for 20 trading days within a 30 trading-day period after they become exercisable and prior to their expiration, at which point the public warrants would become redeemable). In the event that the Company elects to redeem all of the redeemable warrants as described above, the Company will fix a date for the redemption. Notice of redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the redemption date to the registered holders of the public warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in our warrant agreement shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable warrants will be notified of such redemption by our posting of the redemption notice to DTC.

Q:     If I am a Company warrant holder, can I exercise redemption rights with respect to my public warrants?

A:     No. The holders of the public warrants have no redemption rights with respect to the public warrants.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights depend on your particular facts and circumstances. It is possible that you may be treated as selling your Dune Class A Common Stock for cash and, as a result, recognize capital gain or capital loss. It is also possible that the redemption may be treated as a distribution for U.S. federal income tax purposes depending on the number of shares of Dune Class A Common Stock that you own or are deemed to own (including through the ownership of public warrants or private placement warrants or otherwise). In either case, the receipt of cash by a holder of Dune Class A Common Stock in redemption of such stock will be a taxable event for U.S. federal income tax purposes in the case of a U.S. holder (as defined below) and could be a taxable event for U.S. federal income tax purposes in the case of a Non-U.S. holder (as defined below). For a more complete discussion of the U.S. federal income tax considerations of exercising your redemption rights, see “Material U.S. Federal Income Tax Considerations of the Redemptions to Holders of Dune Class A Common Stock.” We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF EXERCISING YOUR REDEMPTION RIGHTS WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT WITH AND RELY SOLELY UPON YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE EXERCISE OF REDEMPTION RIGHTS TO YOU IN YOUR PARTICULAR CIRCUMSTANCES.

Q:     How does the Dune Board recommend that I vote?

A:     After careful consideration, our Board (other than the Recused Director) has unanimously approved the Business Combination and unanimously recommends that Dune stockholders vote “FOR” each of the proposals to be voted upon at the Special Meeting.

Q:     How do our Sponsor and our other initial stockholders intend to vote their shares of Dune Common Stock?

A:     In connection with our IPO, our Sponsor, officers and directors entered into a Letter Agreement to vote their shares of Dune Common Stock in favor of the Business Combination Proposal, and we also expect them to vote their shares of Dune Common Stock in favor of all other proposals being presented at the Special Meeting. In addition, in connection with the signing of the Purchase Agreement, our Sponsor entered into a sponsor agreement, pursuant to which it agreed to, among other things, vote its shares of Dune Common Stock in favor of the proposals being presented at the Special Meeting. As of the date hereof, our Sponsor owns approximately 78.5% of the total outstanding shares of Dune Common Stock. Accordingly, if all of our outstanding shares were to be voted, we would not need any additional affirmative vote of outstanding shares in order to approve the Business Combination Proposal.

Q:     May our Sponsor and our officers and directors purchase public shares or warrants prior to the Special Meeting?

A:     At any time prior to the Special Meeting, during a period when they are not then aware of any material non-public information regarding Dune or its securities, our Sponsor, directors, officers, advisors and/or their affiliates, and Global Hydrogen and/or its affiliates may purchase public shares and/or warrants from investors, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Business Combination Proposal. In such purchases, the purchase price for the public shares will not exceed the redemption price. In addition, the persons described above will waive redemption rights, if any, with respect to the public shares they acquire in such transactions. However, any public shares acquired by the persons described above would not be voted in connection with the Business Combination Proposal. The purpose of these purchases would be to increase the amount of cash available to Dune for use in the Business Combination. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares of Dune Common Stock, including the granting of put options and the transfer to such investors or holders of shares or rights owned by our Sponsor for nominal value.

Entering into any such arrangements may have a depressive effect on public shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the Special Meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of public shares by the persons described above would allow them to exert more influence over the approval of the proposals to be presented at the Special Meeting and would likely increase the chances that such proposals would be approved. As of the date of this proxy statement, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Dune will file a Current Report on Form 8-K prior to the Special Meeting to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons. Any such report will include: (i) the amount of public shares purchased and the purchase price; (ii) the purpose of such purchases; (iii) the impact of such purchases on the likelihood that the Business Combination transaction will be approved; (iv) the identities or characteristics of security holders who sold shares if not purchased in the open market or the nature of the sellers; and (v) the number of public shares for which Dune has received redemption requests.

Q:     Who is entitled to vote at the Special Meeting?

A:     Our Board has fixed            , 2023 as the record date for the Special Meeting. All holders of record of shares of Dune Common Stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the Special Meeting, provided that those shares remain outstanding on the date of the Special Meeting. Physical attendance at the Special Meeting is not required to vote. See the section below entitled “— How can I vote my shares without attending the Special Meeting?” for instructions on how to vote your shares of Dune Common Stock without attending the Special Meeting.

Q:     How many votes do I have?

A:     Each Dune stockholder of record is entitled to one vote for each Dune share held by such holder as of the close of business on the record date. As of the close of business on the record date, there were            outstanding shares of Dune Common Stock.

Q:     What constitutes a quorum for the Special Meeting?

A:     A quorum is the minimum number of stockholders necessary to hold a valid meeting.

A quorum will exist at the Special Meeting with respect to each matter to be considered at the Special Meeting if the holders of a majority of the outstanding shares of Dune Common Stock as of the record date present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting. All shares represented by proxy are counted as present for purposes of establishing a quorum.

Q:     What vote is required to approve the proposals presented at the Special Meeting?

A:     Approval of the NTA Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Approval of the Charter Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the NTA Proposal and the Charter Proposal. Approval of the Charter Proposal is a condition to the approval of the Business Combination. Approval of the Business Combination Proposal, the Governance Proposals, the Incentive Plan Proposal, the Stock Issuance Proposal and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon.

The election of directors is decided by a plurality of the votes cast by the holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Holders of shares of Dune Class A Common Stock may not cumulate their votes with respect to the election of directors.

Q:     What is Global Hydrogen?

A:     Global Hydrogen is a nascent pure-play hydrogen and carbon recovery project developer and industrial gas supplier. Global Hydrogen intends to offer customers reliable, low-carbon and clean hydrogen, pure carbon dioxide, and other gases generated from a variety of feedstocks. Global Hydrogen’s planned activities involve (i) the sourcing, identification, evaluation and vetting of offtake customers seeking to purchase industrial gases, (ii) the securing of local feedstocks, equipment, and utilities, (iii) the planning and management of projects and (iv) the structuring and financing of projects. Global Hydrogen was founded in 2023 by a team with over a decade of hydrogen experience and several decades of business development, mergers & acquisitions, and capital markets experience. Global Hydrogen is currently a 100% minority-owned business and is targeting both privately- and publicly-funded hydrogen development and selected carbon recovery projects, including projects supported by local-, county-, state-, and national-level governments in North America, Western Europe, and Great Britain.

Global Hydrogen intends to serve traditional industrial gas customers, and is particularly focused on plans to serve the rapidly growing hydrogen-as-energy-carrier market for use in hydrogen fuel-cell powered vehicles. Global Hydrogen’s growth strategy is based on its developing ability to place modular generation, recovery, storage, and dispense solutions in closer geographic proximity to end customers — onsite in many cases — and its developing ability to produce and sell multiple outputs from a single feedstock input. Additionally, governments at all levels in North America and Western Europe have and are deploying substantial incentives to mitigate the impact of climate change and to decarbonize their economies. Global Hydrogen believes it is well-placed to benefit as a developer of projects eligible for several of these incentives, such as the hydrogen tax production credits and the investment tax credits made available in the United States through the recently enacted Inflation Reduction Act of 2022 (the “IR Act”).

Q:     What will happen to my shares of Dune Common Stock as a result of the Business Combination?

A:     Dune’s units, public shares, and public warrants are currently listed on Nasdaq under the symbols “DUNEU,” “DUNE” and “DUNEW,” respectively. Dune intends to apply for listing on Nasdaq of the New Global Class A Common Stock and warrants, under the proposed symbols “HGAS” and “HGASW,” respectively, to be effective at the consummation of the Business Combination. Dune’s units will not be listed on Nasdaq following consummation of the Business Combination and such units will automatically be separated into their component securities without any action needed to be taken on the part of the holders of such units. Furthermore, at the Closing, (i) each outstanding share of Dune Class A Common Stock held by public stockholders will become one share of New Global Class A Common Stock, (ii) each outstanding founder share held by our Sponsor will convert into one share of New Global Class A Common Stock, and (iii) the Sellers will receive shares of New Global Class B Common Stock. Because Dune and New Global are the same legal entity, the common stock and warrants of Dune will be the common stock and warrants of New Global upon completion of the Business Combination.

It is a condition to the consummation of the Business Combination that the shares of New Global Common Stock are approved for listing on Nasdaq (subject only to official notice of issuance thereof and public holder requirements), but there can be no assurance such listing condition will be met. If such listing condition is not met, the Business Combination will not be consummated unless the listing condition is waived by the parties to the Purchase Agreement. For more information, see “Risk Factors — Risks Related to Dune and the Business Combination — Dune has received a delisting notice from Nasdaq, and if Nasdaq does not cancel the delisting actions, Dune’s securities might not be able to continue to be listed on Nasdaq prior to the Business Combination and could commence trading on an over-the-counter market, in which event, if not waived by Global Hydrogen as one of the closing conditions, Dune would not be able to consummate the Business Combination with Global Hydrogen.”

Q:     Where will the New Global Common Stock be publicly traded?

A:     Assuming the Business Combination is completed, the shares of New Global Common Stock (including the New Global Common Stock issued in connection with the Business Combination) will be listed and traded on Nasdaq under the ticker symbol “HGAS” and the public warrants will be listed and traded on Nasdaq under the ticker symbol “HGASW”.

Q:     What happens if the Business Combination is not completed?

A:     If the Purchase Agreement is not adopted by Dune stockholders or if the Business Combination is not completed for any other reason by the Termination Date, then we will seek to consummate an alternative initial business combination within the Completion Window. If we do not consummate an initial business combination within the Completion Window, we will cease all operations except for the purpose of winding up, redeem our public shares and liquidate the Trust Account, in which case our public stockholders may only receive approximately $10.00 per share and our warrants will expire worthless.

Q:     How can I attend and vote my shares at the Special Meeting?

A:     Shares of Dune Common Stock held directly in your name as the stockholder of record of such shares of Dune Common Stock as of the close of business on            , 2023, the record date, may be voted electronically at the Special Meeting. If you choose to attend the Special Meeting, you will need to visit            and enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following instructions available on the meeting website during the meeting. If your shares are held in “street name” by a broker, bank or other nominee and you wish to attend and vote at the Special Meeting, you will not be permitted to attend and vote electronically at the Special Meeting unless you first obtain a legal proxy issued in your name from the record owner. To request a legal proxy, please contact your broker, bank or other nominee holder of record. It is suggested you do so in a timely manner to ensure receipt of your legal proxy prior to the Special Meeting.

Q:     How can I vote my shares without attending the Special Meeting?

A:     If you are a stockholder of record of shares of Dune Common Stock as of the close of business on            , 2023, the record date, you can vote by mail by following the instructions provided in the enclosed proxy card. Please note that if you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares, or otherwise follow the instructions provided by your bank, brokerage firm or other nominee.

Q:     What is a proxy?

A:     A proxy is a legal designation of another person to vote the stock you own. If you are a stockholder of record of shares of Dune Common Stock as of the close of business on the record date, and you vote by phone, by Internet or by signing, dating and returning your proxy card in the enclosed postage-paid envelope, you designate two of Dune’s officers as your proxies at the Special Meeting, each with full power to act without the other and with full power of substitution. These two officers are Carter Glatt and Michael Castaldy.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     If your shares of Dune Common Stock are registered directly in your name with Continental you are considered the stockholder of record with respect to those shares, and access to proxy materials is being provided directly to you. If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of those shares, which are considered to be held in street name. Access to proxy materials is being provided to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares.

Direct holders (stockholders of record).    For shares of Dune Common Stock held directly by you, please complete, sign, date and return each proxy card (or cast your vote by telephone or Internet as provided on each proxy card) or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares of Dune Common Stock are voted.

Shares of Dune Common Stock in “street name.”    For shares of Dune Common Stock held in “street name” through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee to vote your shares.

Q:     If a Dune stockholder gives a proxy, how will the shares of Dune Common Stock covered by the proxy be voted?

A:     If you provide a proxy by returning the applicable enclosed proxy card, the individuals named on the enclosed proxy card will vote your shares of Dune Common Stock in the way that you indicate when providing your proxy in respect of the shares of Dune Common Stock you hold. When completing the proxy card, you may specify whether your shares of Dune Common Stock should be voted “FOR” or “AGAINST,” or should be abstained from voting on, all, some or none of the specific items of business to come before the Special Meeting.

Q:     How will my shares of Dune Common Stock be voted if I return a blank proxy?

A:     If you sign, date and return your proxy and do not indicate how you want your shares of Dune Common Stock to be voted, then your shares of Dune Common Stock will be voted “FOR” the approval of the Business Combination Proposal, “FOR” the approval of the Charter Proposal, “FOR” the approval of the Governance Proposals, “FOR” the approval of the Incentive Plan Proposal, “FOR” the approval of the Stock Issuance Proposal, “FOR” the election of each of the director nominees to the New Global Board and “FOR” the approval of the Adjournment Proposal.

Q:     Can I change my vote after I have submitted my proxy?

A:     Yes. If you are a stockholder of record of shares of Dune Common Stock as of the close of business on the record date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

•        submit a new proxy card bearing a later date;

•        give written notice of your revocation to Dune’s Corporate Secretary, which notice must be received by Dune’s Corporate Secretary prior to the vote at the Special Meeting; or

•        vote electronically at the Special Meeting by visiting            and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Special Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q:     Where can I find the voting results of the Special Meeting?

A:     The preliminary voting results are expected to be announced at the Special Meeting. In addition, within four business days following certification of the final voting results, we will file the final voting results of our Special Meeting with the SEC in a current report on Form 8-K.

Q:     Are Dune stockholders able to exercise dissenters’ rights or appraisal rights with respect to the matters being voted upon at the Special Meeting?

A:     No. Dune stockholders are not entitled to exercise dissenters’ rights or appraisal rights under Delaware law in connection with the Business Combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the Business Combination to public stockholders of Dune Class A Common Stock because it is currently listed on a national securities exchange and such holders are not required to receive any consideration (other than continuing to hold their shares of Dune Class A Common Stock, which will become an equal number of shares of New Global Common Stock after giving effect to the Business Combination). Public stockholders of Dune Class A Common Stock may vote against the Business Combination Proposal or redeem their shares of Dune Common Stock if they are not in favor of the adoption of the Purchase Agreement or the Business Combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the Business Combination to holders of founder shares because they have agreed to vote in favor of the Business Combination.

Q:     Are there any risks that I should consider as a Dune stockholder in deciding how to vote or whether to exercise my redemption rights?

A:     Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page 26. You also should read and carefully consider the risk factors of Dune and Global Hydrogen contained in the documents that are incorporated by reference herein.

Q:     What happens if I vote against the Business Combination?

A:     If you vote against the Business Combination Proposal, but the Business Combination Proposal still obtains the requisite vote at the Special Meeting, then the Business Combination Proposal will be approved and, assuming the approval of the other Condition Precedent Proposals and the satisfaction or waiver of the other conditions to Closing, the Business Combination will be consummated in accordance with the terms of the Purchase Agreement.

If you vote against the Business Combination Proposal and the Business Combination Proposal does not obtain the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock at the Special Meeting, then the Business Combination Proposal will fail and we will not consummate the Business Combination.

Q:     What happens if I sell my shares of Dune Common Stock before the Special Meeting?

A:     The record date for Dune stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of Dune Common Stock before the record date, you will not be entitled to vote at the Special Meeting. If you transfer your shares of Dune Common Stock after the record date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting but will transfer the right to hold New Global Common Stock to the person to whom you transfer your shares.

Q:     When is the Business Combination expected to be completed?

A:     Subject to the satisfaction or waiver of the Closing conditions described in the section entitled “The Business Combination Proposal — The Purchase Agreement — Conditions to Closing of the Purchase Agreement,” including the adoption of the Purchase Agreement by our stockholders at the Special Meeting, the Business Combination is expected to close in the second half of 2023. However, it is possible that factors outside the control of both us and Global Hydrogen could result in the Business Combination being completed at a later time, or not being completed at all.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Dune has engaged a professional proxy solicitation firm, Morrow Sodali LLC (“Morrow”), to assist in soliciting proxies for the Special Meeting. Dune has agreed to pay Morrow a fee of $15,000, plus disbursements. Dune will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Dune will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to beneficial owners of our common stock and in obtaining voting instructions from those owners. Dune’s management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     What are the conditions to completion of the Business Combination?

A:     The Closing is subject to certain conditions, including, among other things, (i) no order, statute, rule or regulation enjoining, prohibiting, or making illegal the consummation of the Business Combination, (ii) approval of the Business Combination and related agreements and transactions (as more particularly set forth in the Purchase Agreement) by the stockholders of Dune, (iii) the listing of the New Global’s common stock shall be listed or have been approved for listing on Nasdaq or, to the extent applicable, the New York Stock Exchange (the “NYSE”), and (iv) customary bring-down conditions. For more information, see the section entitled “The Business Combination Proposal.”

Q:     What should I do now?

A:     You should read this proxy statement carefully in its entirety, including the annexes, and return your completed, signed and dated proxy card(s) by mail in the enclosed postage-paid envelope or submit your voting instructions by telephone or via the Internet as soon as possible so that your shares of Dune Common Stock will be voted in accordance with your instructions.

Q:     What happens if I fail to take any action with respect to the Special Meeting?

A:     If you fail to take any action with respect to the Special Meeting and the Business Combination is approved and consummated, you will become an equity holder of New Global. If you fail to take any action with respect to the Special Meeting and the Business Combination is not approved, you will remain a stockholder of Dune. However, if you fail to take any action with respect to the Special Meeting, you will nonetheless be able to elect to redeem your public shares in connection with the Business Combination, provided you follow the instructions in this proxy statement for redeeming your shares.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:     If I am not going to the Special Meeting, should I return my proxy card instead?

A:     Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully. If you are a stockholder of record of our common stock as of the close of business on the record date, you can vote by proxy by mail by following the instructions provided in the enclosed proxy card. Please note that if you are a beneficial owner of our common stock, you may vote by submitting voting instructions to your broker, bank or nominee, or otherwise by following instructions provided by your broker, bank or nominee. Telephone and internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or nominee.

Q:     What should I do if I receive more than one set of voting materials?

A:     Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Dune Common Stock.

Q:     Whom do I call if I have questions about the Special Meeting or the Business Combination?

A:     If you have questions about the Special Meeting or the Business Combination, or desire additional copies of this proxy statement or additional proxies, you may contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers can call collect at (203) 658-9400
Email: DUNE.info@investor.morrowsodali.com

You also may obtain additional information about Dune from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to Continental Stock Transfer & Trust Company, Dune’s transfer agent, at the address below prior to            , New York City time, on            , 2023, (two business days prior to the scheduled vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information included in this proxy statement and does not contain all of the information that may be important to you. You should read this entire document and its annexes and the other documents to which we refer before you decide how to vote with respect to the proposals to be considered and voted on at the Special Meeting.

Information About the Parties to the Business Combination

Dune Acquisition Corporation

700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401
1 (917) 742-1904

Dune Acquisition Corporation is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Global Hydrogen Energy LLC

99 Wall St., Ste. 436

New York, New York 10005

Global Hydrogen Energy LLC, a Delaware limited liability company, is a nascent pure-play hydrogen and carbon recovery project developer and industrial gas supplier that has commenced initial operations and is building a growing project development pipeline, but has not yet generated any revenue or reached final terms with any paying customers or suppliers.

Global Gas Holdings LLC

c/o Dune Acquisition Corporation
700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401
1 (917) 742-1904

Global Gas Holdings LLC is a Delaware limited liability company and direct, wholly-owned subsidiary of Dune Acquisition Corporation, which was formed for the purpose of effecting a Business Combination with Global Hydrogen.

The Business Combination and the Purchase Agreement

The terms and conditions of the Business Combination are contained in the Purchase Agreement, which is attached as Annex A-1 and Annex A-2 to this proxy statement. We encourage you to read the Purchase Agreement carefully and in its entirety, as it is the legal document that governs the Business Combination.

If the Purchase Agreement is approved and adopted and the Business Combination is consummated, (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders), and in exchange therefor, Holdings will issue to Dune a number of Holdings Common Units which will equal the number of total shares of Dune Class A Common Stock, issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the Global Hydrogen Units to Holdings in exchange for shares of Dune Class B Common Stock, and Holdings Common Units, as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio, and (iii) Dune will change its name to Global Gas Corporation and New Global will be the publicly traded reporting company in an “Up-C” structure, and its common stock is expected to be listed on Nasdaq under the ticker symbol “HGAS.”

Structure of the Business Combination

The following diagrams illustrate in simplified terms the current structure of Dune and Global Hydrogen and the expected structure of New Global (formerly Dune) upon the Closing.

Simplified Pre-Combination Structure

The following diagram shows a simplified version of the current ownership structure of Dune:

The following diagram shows a simplified version of the current ownership structure of Global Hydrogen:

Simplified Post-Combination Structure

The following diagram shows a simplified version of the Company’s organizational structure immediately following the consummation of the Business Combination. For more information on the post-combination ownership see “— Ownership of the Company following the Business Combination” below.

Global Hydrogen Members
Dune Warrant Holders
Dune Shareholders
Class B Shares
Class A Shares
Global Gas Corporation
Global Gas Holdings LLC
Global Hydrogen LLC

Conditions to the Completion of the Business Combination

The Closing of the Business Combination is subject to certain conditions, including, among other things, (i) no order, statute, rule or regulation enjoining, prohibiting, or making illegal the consummation of the Business Combination, (ii) approval of the Business Combination and related agreements and transactions (as more particularly set forth in the Purchase Agreement) by the stockholders of Dune (iii) the listing of the New Global’s common stock shall be listed or have been approved for listing on Nasdaq (or, to the extent applicable, the NYSE); and (iv) customary bring-down conditions. For more information, see the section entitled “The Business Combination Proposal.”

Consideration

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller will be transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Dune Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the Company Exchange Ratio determined by dividing (A) the quotient of $48,000,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

Sources and Uses of Funds for the Business Combination

The following table summarizes the sources and uses for funding the Business Combination. The first table assumes that none of Dune’s public stockholders exercise their redemption rights. The second table assumes that Dune’s public stockholders exercise their redemption rights with respect to 1,182,054 shares of Dune Class A Common Stock, assuming a redemption price of $10.00 per share, representing the maximum amount of Dune Class A Common

Stock that can be redeemed. Where actual amounts are not known, the figures below represent our good faith estimate based on the assumptions set forth in the notes to the tables. If the actual facts are different from these assumptions, the below figures will be different.

Estimated Sources and Uses (No Redemption)

(in millions)
Sources
Proceeds from Trust Account(1)	$11.80
Shares of Dune Common Stock Issued to Global Hydrogen(2)	48.00
Existing Cash on Global Hydrogen Balance Sheet(3)	0
Total Sources	$59.80
Uses
Cash to New Global’s Balance Sheet	$9.80
Shares of Dune Common Stock Issued to Global Hydrogen(4)	48.00
Estimated Fees and Expenses	2.00
Total Uses	$59.80

Estimated Sources and Uses (Maximum Redemption)

(in millions)
Sources
Proceeds from Trust Account(1)	$11.80
Shares of Dune Common Stock Issued to Global Hydrogen(2)	48.00
Existing Cash on Global Hydrogen Balance Sheet	0
Total Sources	$59.80
Uses
Cash to New Global’s Balance Sheet	$0
Shares of Dune Common Stock Issued to Global Hydrogen	48.00
Estimated Fees and Expenses	2.00
Redemptions by Public Stockholders(3)	11.80
Accounts Payable	(2.00)
Total Uses	$59.80

____________

(1)      Calculated as of            , 2023 assuming a Closing as of            , 2023.

(2)      New Global Common Stock to be issued at a deemed value of $10.00 per share.

(3)      Assumes that the maximum number of shares of Dune Class A Common Stock can be redeemed are redeemed.

Ownership of the Company following the Business Combination

As of June 30, 2023, there were 5,494,554 shares of Dune Common Stock outstanding, which includes the 1,182,054 public shares of Dune Class A Common Stock and 4,312,500 founder shares. As of June 30, 2023, there were outstanding warrants to purchase an aggregate of 13,475,000 shares of Dune Class A Common Stock, which includes 4,850,000 private placement warrants held by the Sponsor and 8,625,000 public warrants. Therefore, as of June 30, 2023 (without giving effect to the Business Combination), Dune’s fully diluted share capital would be 18,969,554 shares of Dune Common Stock.

Upon completion of the Business Combination, it is anticipated that:

•        Assuming No Redemption:    This presentation assumes that no public stockholders exercise redemption rights with respect to their public shares.

•        our public stockholders will own approximately 11.5% of the outstanding New Global Common Stock;

•        the Sellers will own approximately 46.6% of the outstanding New Global Common Stock; and

•        our Sponsor will own approximately 41.9% of the outstanding New Global Common Stock.

•        Assuming 25% Redemption:    This presentation assumes that 25% of the public stockholders exercise redemption rights with respect to their public shares. This scenario assumes that 295,514 public shares are redeemed for an aggregate redemption payment of approximately $2,955,140, based on $11,963,187 in the Trust Account (including interest earned) and 1,182,054 public shares outstanding as of June 30, 2023.

•        our public stockholders will own approximately 8.9% of the outstanding New Global Common Stock;

•        the Sellers will own approximately 48.0% of the outstanding New Global Common Stock; and

•        our Sponsor will own approximately 43.1% of the outstanding New Global Common Stock.

•        Assuming 50% Redemption Condition:    This presentation assumes that 50% of the public stockholders exercise redemption rights with respect to their public shares. This scenario assumes that 591,027 public shares are redeemed for an aggregate redemption payment of approximately $5,910,270, based on $11,963,187 in the Trust Account (including interest earned) and 1,182,054 public shares outstanding as of June 30, 2023.

•        our public stockholders will own approximately 6.1% of the outstanding New Global Common Stock;

•        the Sellers will own approximately 49.5% of the outstanding New Global Common Stock; and

•        our Sponsor will own approximately 44.4% of the outstanding New Global Common Stock.

•        Assuming Maximum Redemption:    This presentation assumes that 1,182,054 public shares are redeemed for an aggregate redemption payment of approximately $11,820,540, based on $11,963,187 in the Trust Account (including interest earned) and 1,182,054 public shares outstanding as of June 30, 2023.

•        our public stockholders will own 0% of the outstanding New Global Common Stock;

•        the Sellers will own approximately 52.7% of the outstanding New Global Common Stock; and

•        our Sponsor will own approximately 47.3% of the outstanding New Global Common Stock.

These levels of ownership interest (i) assume that no public shares are elected to be redeemed in connection with the Business Combination, (ii) assume no exercise of any warrants to purchase Dune Class A Common Stock that will remain outstanding immediately following the Business Combination and (iii) exclude the issuance of any shares underlying New Global options or other equity awards that will be held by equity holders of Global Hydrogen following completion of the Business Combination. If the actual facts are different from these assumptions, the above levels of ownership interest will be different.

The following table illustrates varying ownership levels in New Global (as a percentage of outstanding common stock) immediately following the consummation of the Business Combination based on the assumptions above plus a “maximum redemption” scenario, which assumes the maximum number of public shares of Dune Class A Common Stock are redeemed such that no remaining funds will be held in the Trust Account after the payment of the redeeming shares’ pro-rata allocation and assuming no other available cash of Dune, including any potential financing conducted by Dune as permitted under the Purchase Agreement or any net proceeds obtained by Global Hydrogen as a result of any debt financing arrangements that remain outstanding following the Closing.

	Assuming No Redemptions of Public Shares	Assuming 25% Redemptions of Public Shares(1)	Assuming 50% Redemptions of Public Shares(2)	Assuming Maximum Redemptions of Public Shares(3)
Dune public stockholders	11.5%	8.9%	6.1%	—%
Dune Acquisition Holdings LLC	41.9%	43.1%	44.4%	47.3%
Sellers	46.6%	48.0%	49.5%	52.7%
	100.0%	100.0%	100.0%	100.0%

____________

(1)      Assumes that holders of 295,514 public shares exercise their redemption rights in connection with the Business Combination at a redemption price of $10.00 per share.

(2)      Assumes that holders of 591,027 public shares exercise their redemption rights in connection with the Business Combination at a redemption price of $10.00 per share.

(3)      Assumes that holders of 1,182,054 public shares exercise their redemption rights in connection with the Business Combination at a redemption price of $10.00 per share, which is the maximum number of public shares that may be redeemed by public stockholders assuming approval of the NTA Proposal.

Based on the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the aggregate and per-share implied valuations of the approximate 11.5% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming no further redemptions of public shares, would be approximately $5.5 million and approximately $4.67 per share, respectively. Based on the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 11.5% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming no further redemptions of public shares, would be approximately $11.4 million and approximately $9.65 per share, respectively. Based on the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis (as defined below) prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 11.5% equity stake of Dune’s public stockholders in New Global immediately after the Business Combination, assuming no further redemptions of public shares, would be approximately $13.2 million and approximately $11.14 per share, respectively.

Based on the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the aggregate and per-share implied valuations of the approximate 8.9% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 25% redemptions of public shares, would be approximately $4.3 million and approximately $4.82 per share, respectively. Based on the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 8.9% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 25% redemptions of public shares, would be approximately $8.8 million and approximately $9.96 per share, respectively. Based on the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 8.9% equity stake of Dune’s public stockholders in New Global immediately after the Business Combination, assuming 25% redemptions of public shares, would be approximately $10.2 million and approximately $11.49 per share, respectively.

Based on the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the aggregate and per-share implied valuations of the approximate 6.1% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 50% redemptions of public shares, would be approximately $2.9 million and approximately $4.95 per share, respectively. Based on the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 6.1% equity stake of Dune’s public stockholders in New Global after the Business Combination, assuming 50% redemptions of public shares, would be approximately $6.1 million and approximately $10.24 per share, respectively. Based on the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis prepared by Newbridge in connection with its fairness opinion, the aggregate and per-share implied valuations of the approximate 6.1% equity stake of Dune’s public stockholders in New Global immediately after the Business Combination, assuming 50% redemptions of public shares, would be approximately $7.0 million and approximately $11.82 per share, respectively.

Assuming maximum redemptions of public shares, Dune’s public stockholders would not have an equity stake in New Global after the Business Combination, which results in an aggregate and per-share implied valuation of $0.00 based on each of the $48.0 million equity value ascribed to Global Hydrogen under the Purchase Agreement, the $99.2 million implied equity value for Global Hydrogen indicated by the comparable public company analysis prepared by Newbridge in connection with its fairness opinion and the $114.5 million valuation for Global Hydrogen indicated by the DCF Analysis prepared by Newbridge in connection with its fairness opinion.

The percentages set forth above do not take into account (a) public warrants and private placement warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter (commencing 30 days after the Closing) or (b) the issuance of any shares underlying New Global options or other equity awards that will be held by equity holders of Global Hydrogen following completion of the Business Combination.

If each such warrants were exercisable and exercised following the completion of the Business Combination, then ownership of New Global would be as follows (assuming the same number of public shares are redeemed as described in the footnotes to the table immediately above):

	Assuming No Redemptions of Public Shares	Assuming 25% Redemptions of Public Shares	Assuming 50% Redemptions of Public Shares	Assuming Maximum Redemptions of Public Shares
Dune public stockholders	41.3%	40.5%	39.8%	38.2%
Dune Acquisition Holdings LLC	38.5%	39.0%	39.5%	40.6%
Sellers	20.2%	20.4%	20.7%	21.2%
	100.0%	100.0%	100.0%	100.0%

____________

(1)      The maximum redemption scenario represents the maximum redemptions assuming approval of the NTA Proposal.

The amount of proceeds to New Global upon the exercise of all outstanding warrants following the completion of the Business Combination could be nil, as (i) all such warrants are exercisable on a cashless basis under certain circumstances and (ii) the public warrants may be redeemed for $0.01 per warrant under certain circumstances. For further information on the circumstances in which the public warrants, the private placement warrants and the forward warrants may be exercised on a cashless basis, please see the section entitled “Description of New Global Securities.”

For further information regarding our post-combination capital structure, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

Certain Related Agreements

In connection with the transactions contemplated by the Purchase Agreement, the parties have also entered into, or will enter into in connection with the Closing, the following ancillary agreements.

Support Agreement

On May 14, 2023, Dune, Holdings, Global Hydrogen and each of the Sellers entered into a support agreement (the “Support Agreement”). Under the Support Agreement, the Sellers agreed that they (i) will not transfer their Global Hydrogen Units, (ii) will continue to support, and refrain from taking certain actions, in each case, subject to the terms and conditions contemplated by the Support Agreement and (iii) guarantee to Dune, on a joint and several basis, certain payment obligations under the Purchase Agreement (including payment of the Termination Fee (as defined below) under certain circumstances).

Sponsor Agreement

On May 14, 2023, Dune, Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), Holdings and Global Hydrogen entered into the Sponsor Agreement. Under the Sponsor Agreement, the Sponsor agreed to, among other things, (i) vote in favor of the Business Combination, (ii) waive the anti-dilution protection afforded under Dune’s amended and restated certificate of incorporation, as amended, in respect of the founder shares held by the Sponsor in connection with the Business Combination and (iii) not transfer its shares of Dune capital stock and will continue to support, and refrain from taking certain actions that would negatively affect, the Transactions, in each case, subject to the terms and conditions contemplated by the Sponsor Agreement. Pursuant to the Sponsor Agreement, Dune agreed to indemnify the Sponsor against certain liabilities it may incur in connection with the Business Combination, subject to certain exceptions.

Lockup Agreement

On May 14, 2023, Dune, the Sponsor and each of the Sellers entered into a lockup agreement (the “Lockup Agreement”), which will be effective as of the Closing. Under the Lockup Agreement, the Sponsor and the Sellers agreed to certain restrictions on transfer with respect to the shares of New Global Common Stock and private placement warrants they hold or will receive upon the Closing, which restrictions amend and supersede the restrictions on transfer the Sponsor agreed to in the Letter Agreement, dated December 17, 2020, entered into by and among Dune, the Sponsor and Dune’s officers and directors in connection with Dune’s IPO. The restrictions on transfer contained in the Lockup Agreement apply to both the Sponsor and Global Hydrogen’s existing stockholders and unitholders, respectively, and end: (i) with respect to New Global’s Common Stock, on the earlier of twelve (12) months after (and excluding) the date of the Closing and the date on which New Global completes a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of the common stock of New Global being converted into cash, securities or other property; and (ii) with respect to New Global’s private placement warrants, thirty days after the Closing.

Nomination Agreement

The Purchase Agreement contemplates that, at the Closing, New Global will enter into a nomination agreement (the “Nomination Agreement”) with each of the Sellers and the Sponsor, pursuant to which each of the Sellers and the Sponsor will have the right to nominate members of the board of directors of New Global in the number and subject to the beneficial ownership thresholds and terms and conditions set forth therein.

The Sellers, to the extent they collectively beneficially own a number of shares of New Global’s common stock representing their Initial Share Ownership (as defined in the Nomination Agreement), will have the right, but not the obligation, to appoint or nominate for election to New Global’s board of directors, as applicable, one (1) individual, to serve as a Class I director.

The Sponsor and the Sellers, to the extent the Sponsor beneficially owns a number of shares of New Global’s common stock representing at least 25% of its Initial Share Ownership and the Sellers collectively beneficially own a number of shares of New Global’s common stock representing its Initial Share Ownership, will have the right, but not the obligation, to jointly appoint or nominate for election to New Global’s board of directors, as applicable, two (2) individuals, to serve as Class II directors, both of whom shall be independent directors (under the rules and regulations of Nasdaq or, to the extent applicable, the NYSE).

The Sponsor, to the extent the Sponsor beneficially owns a number of shares of New Global’s Common Stock representing at least 25% of its Initial Share Ownership, will have the right, but not the obligation, to appoint or nominate for election to New Global’s board of directors, as applicable, two (2) individuals, to serve as Class III directors, both of whom shall be independent directors (under the rules and regulations of Nasdaq or, to the extent applicable, the NYSE). Additionally, for so long as the Sponsor is entitled to appoint or nominate any person to New Global’s board of directors under the Nomination Agreement, New Global agrees to take all necessary action to cause its board of directors to appoint one Class III director to serve as Chairperson of its board of directors.

Registration Rights Agreement

The Purchase Agreement contemplates that, at the Closing, New Global, the Sponsor, certain members of Sponsor and certain of their permitted transferees and the Sellers and certain of their permitted transferees will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Dune will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Global’s common stock and other equity securities that are held by the parties thereto from time to time and the Sponsor and the Sellers will be granted certain registration rights.

Exchange Agreement

The Purchase Agreement contemplates that, at the Closing, Holdings, New Global and the Sellers will enter into the Exchange Agreement. Pursuant to the Exchange Agreement, the Sellers will have the right from time to time following the Closing, on the terms and conditions contained in the Exchange Agreement, to exchange their Holdings Common Units together with their shares of Dune Class B Common Stock for, at the option of New Global, shares of New Global’s Class A Common Stock or cash.

Special Meeting of Dune Stockholders and the Proposals

The Special Meeting will convene on            , 2023 at            , New York City time, in virtual format. Stockholders may attend, vote and examine the list of Dune stockholders entitled to vote at the Special Meeting by visiting            and entering the control number found on their proxy card, voting instruction form or notice they previously received. The purpose of the Special Meeting is to consider and vote on the Condition Precedent Proposals. Approval of the Condition Precedent Proposals is a condition to the obligations of the parties to complete the Business Combination.

Only holders of record of issued and outstanding shares of Dune Common Stock as of the close of business on            , 2023, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. You may cast one vote for each share of Dune Common Stock that you owned as of the close of business on that record date.

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will exist at the Special Meeting with respect to each matter to be considered at the Special Meeting if the holders of a majority of the outstanding shares of Dune Common Stock as of the record date present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting. All shares represented by proxy are counted as present for purposes of establishing a quorum.

Approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal. Our Sponsor has agreed to vote their shares of Dune Common Stock in favor of the Business Combination. Our Sponsor currently holds approximately 78.5% of the total outstanding shares of Dune Common Stock. Accordingly, if all of our outstanding shares were to be voted, we would not need any additional affirmative vote of outstanding shares in order to approve the Business Combination Proposal.

Approval of the NTA Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the NTA Proposal.

Approval of the Charter Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the Charter Proposal. Approval of the Charter Proposal is a condition to the approval of the Business Combination.

Approval of the Governance Proposals requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the shares of Dune Class A Common Stock cast by the holders of shares of Dune Class A Common Stock present in person or by proxy at the virtual Special Meeting and entitled to vote thereon. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Holders of shares of Dune Class A Common Stock may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes have no effect on the proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

With respect to each proposal in this proxy statement, except for the Director Election Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” With respect to the Director Election Proposal, you may vote “FOR” or “WITHHOLD” with regard to each director nominee.

Recommendation of Dune’s Board of Directors

We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We sought to do this by utilizing the networks and industry experience of our management team and our Sponsor, to identify, acquire and operate one or more target businesses. Our Board considered and evaluated several factors in evaluating and negotiating the Business Combination and the definitive Purchase Agreements. In connection with our entry into the Purchase Agreement, our Board, other than the Recused Director, has unanimously approved the Business Combination and unanimously (i) approved the Purchase Agreement and the transactions contemplated thereby, (ii) determined that the Business Combination was advisable and fair to and in the best interests of Dune and its stockholders and (iii) recommended that Dune’s stockholders approve each of the proposals to be presented at the Special Meeting. After careful consideration and consultation with our outside legal advisors, our Board (other than the Recused Director) unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals and “FOR” each of the director nominees.

Opinion of Dune’s Financial Advisor

Dune retained Newbridge to act as its financial advisor in connection with the Business Combination and to provide an independent fairness opinion to the Dune Board. Given that Global Hydrogen is unable to provide actual or historical information regarding its business, Dune engaged Newbridge to provide a fairness opinion as one factor in the Dune Board’s consideration of the limited information available regarding Global Hydrogen. The fairness opinion informed the Dune Board that in regards to price discovery, the valuation applied to Global Hydrogen at the time of the opinion was a discount to its peer group. Given the projections utilized in the fairness opinion were not based off of historical information but 2023 and 2024 management forecasts, the Dune Board utilized the fairness opinion as a form of due diligence but placed a significant amount of consideration in the financial, market and legal due diligence outside of the fairness opinion in order to inform whether to pursue a transaction with Global Hydrogen. Based off of its rigorous and comprehensive set of due diligence described further in the section entitled “The Business Combination Proposal — Background of the Business Combination,” the Dune Board elected to pursue the transaction. Newbridge, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Dune selected Newbridge to act as its financial advisor in connection with the Business Combination on the basis of Newbridge’s experience in similar transactions and its reputation in the investment community.

On May 12, 2023, at a meeting of the Dune Board held to evaluate the Business Combination without the Recused Director present, Newbridge delivered to the Dune Board an oral opinion, which was confirmed by delivery of a written opinion, dated May 14, 2023, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its written opinion, (i) the Original Aggregate Consideration to be paid to the unitholders of Global Hydrogen is fair, from a financial point of view, to Dune and Dune’s unaffiliated public stockholders and (ii) Global Hydrogen has an aggregate fair market value equal to at least 80 percent (80%) of the net assets held in the Trust Account for the benefit of Dune’s public stockholders (excluding taxes payable on the income earned on the Trust Account).

The full text of Newbridge’s written opinion to the Dune Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex M hereto and is incorporated by reference herein in its entirety.

Termination

The Purchase Agreement may be terminated under certain limited circumstances prior to the Closing, including, among others:

•        by mutual written consent of Dune and Global Hydrogen;

•        by either Dune or Global Hydrogen if there is in effect any law or final, non-appealable order, judgment, injunction, decree, writ, ruling, stipulation, determination or award issued, promulgated, made, rendered or entered into by any court or other tribunal of competent jurisdiction that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Business Combination;

•        by either Dune or Global Hydrogen if the Closing has not occurred by 11:59 p.m., Eastern Time, on December 31, 2024;

•        by either Dune or Global Hydrogen if the required stockholder approval for any Condition Precedent Proposals are not obtained;

•        by Dune if Global Hydrogen has breached or failed to perform any of its representations, warranties, covenants or other agreements under the Purchase Agreement, which breach or failure to perform (A) would result in the failure to satisfy the representations and warranties and covenant bring-down conditions to Dune’s obligation to close and (B) is not capable of being cured or cannot be cured during the applicable cure period; and

•        by Global Hydrogen if Dune has breached or failed to perform any of its representations, warranties, covenants or other agreements under the Purchase Agreement, which breach or failure to perform (A) would result in the failure to satisfy the representations and warranties and covenant bring-down conditions to Global Hydrogen’s obligation to close and (B) is not capable of being cured or cannot be cured during the applicable cure period.

Redemption Rights

Pursuant to the Current Charter, a public stockholder may request that Dune redeem all or a portion of their public shares for cash if the Business Combination is consummated. You will be entitled to receive cash for any public shares to be redeemed only if you:

•        (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

•        prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting) (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that Dune redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC.

As noted above, holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. Holders may instruct their broker to do so, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent directly and instruct them to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal. If the Business Combination is not consummated, the public shares will not be redeemed for cash. If a public stockholder properly exercises its right to redeem its public shares and timely delivers its public shares to Continental, Dune’s Transfer Agent, Dune will redeem such public shares upon the Closing for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares. If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own such shares. See the section entitled “The Special Meeting — Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 20% of the public shares without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.

Holders of our warrants will not have redemption rights with respect to the warrants.

No Delaware Appraisal Rights

Appraisal rights are statutory rights under the DGCL that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. However, appraisal rights are not available in all circumstances. Appraisal rights are not available to Dune stockholders or warrant holders in connection with the Business Combination.

Proxy Solicitation

Proxies may be solicited by mail, telephone, electronic communication or in person. Dune has engaged Morrow to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares at the Special Meeting if it revokes its proxy before the Special Meeting. A stockholder also may change its vote by submitting a later-dated proxy as described in the section entitled “The Special Meeting — Revoking Your Proxy.”

Sponsor Exchange

On September 20, 2023, Dune and Dune’s sponsor, Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), entered into an Exchange Agreement (the “Sponsor Exchange Agreement”). Pursuant to the Sponsor Exchange Agreement, on September 20, 2023, the Sponsor exchanged 4,312,500 shares of Dune Class B Common Stock, originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock (the “Sponsor Exchange Shares”) on the terms and conditions set forth in the Sponsor Exchange Agreement (the “Sponsor Exchange”). Pursuant to the terms of the Sponsor Exchange Agreement, the Sponsor Exchange Shares are subject to the same restrictions as applied to Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination. The Sponsor (and any permitted transferees of the Sponsor holding any Sponsor Exchange Shares) will not be entitled to receive any distributions (including, without limitation, any liquidating distributions) from Dune’s trust account in respect of the Sponsor Exchange Shares. Following the completion of the Sponsor Exchange on September 20, 2023, there were 5,494,554 shares of Dune Class A Common Stock issued and outstanding and no shares of Dune Class B Common Stock issued and outstanding. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. The Sponsor Exchange Agreement contains customary representations and warranties. The Sponsor Exchange Agreement also provides that Dune will register for resale under the Securities Act of 1933, as amended, the Sponsor Exchange Shares issued to the Sponsor in the Sponsor Exchange pursuant to Dune’s registration rights agreement.

Interests of Dune’s Sponsor, Directors and Officers in the Business Combination

When considering our Board’s (other than the Recused Director) recommendation that Dune’s stockholders vote for the Business Combination, Dune stockholders should be aware that our directors and officers of Dune have interests in the Business Combination that may be different from, or in addition to, the interests of Dune stockholders. These interests include:

•        Our Sponsor will lose its entire investment in us if we do not complete a business combination within the Completion Window.

•        Prior to the IPO, the Sponsor paid $25,000 in consideration for 4,312,500 founder shares, or approximately $0.006 per share. The 4,312,500 founder shares have an aggregate market value of approximately $            based upon the closing per-share price of $            on Nasdaq on            , 2023, the record date.

•        Simultaneously with the consummation of our IPO, we sold 4,850,000 warrants, each exercisable to purchase one share of our Class A Common Stock at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $4,850,000 to our Sponsor. Upon the closing, each warrant will become exercisable to purchase one share of New Global Common Stock at $11.50 commencing 30 days following the Closing. Such warrants have an aggregate market value of approximately $            based upon the closing per-warrant price of $            on Nasdaq on            , 2023, the record date.

•        In total, our Sponsor paid an aggregate of $4,875,000 to purchase securities with an aggregate market value of approximately $            based upon closing prices on Nasdaq on            , 2023, the record date (without taking into account any diminution in value resulting from the transfer restrictions on such securities).

•        Our Sponsor and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the Business Combination. In addition, our Sponsor and our officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if Dune fails to complete a business combination within the Completion Window. There will be no redemption rights or liquidating distributions with respect to the private placement warrants or public warrants, which will expire worthless if we fail to complete our initial business combination within the Completion Window. Our Sponsor and our officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

•        The nominal purchase price paid by the Sponsor for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the Business Combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of the public shares is substantially less than $10.00 per share. As a result, the Sponsor is likely able to recoup its investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public stockholders, even if that business combination were with a riskier or less-established target business.

•        Carter Glatt, our Chief Executive Officer and Director, William Bennett Nance, Jr., our Director and Global Hydrogen’s Chief Executive Officer, Michael Castaldy, our Chief Financial Officer and Director, and Jeron Smith, our Director, are expected to serve as directors of New Global after the Closing. As such, in the future, they may receive any cash fees, stock options or stock awards that the New Global Board determines to pay its directors and/or officers.

•        On September 20, 2023, the Sponsor exchanged all 4,312,500 of its shares of Dune Class B Common Stock on one-for-one basis for 4,312,500 shares of Dune Class A common stock pursuant to the Sponsor Exchange. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. Because the Sponsor has agreed to vote in favor of the Business Combination, we would not need any public shares sold in the IPO to be voted in favor of the Business Combination in order for the Business Combination Proposal to be approved.

•        In connection with the Closing, we will enter into the Registration Rights Agreement, which will provide certain of the Company’s stockholders, including the holders of the founder shares, private placement warrants and shares of New Global Common Stock issuable upon conversion of the founder shares and private placement warrants, with registration rights.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

•        In connection with the Closing, our Sponsor would be entitled to the repayment of any working capital loan and advances that have been made to us and remain outstanding. As of the date of this proxy statement, our Sponsor has not made any advances to us for working capital expenses. If we do not complete an initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans.

•        Following the consummation of the Business Combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•        Upon the Closing, subject to the terms and conditions of the Purchase Agreement, our Sponsor, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Such reimbursable out-of-pocket expenses, if any, are not expected to be material. As of            , the total aggregate amount of out-of-pocket expenses expected to be repaid by Dune upon consummation of the Business Combination is $            .

•        Upon the completion of the Business Combination, Cantor and Needham, who acted as Dune’s underwriters in the IPO, have agreed to waive their right to receive any deferred underwriting commission. Newbridge, who acted as Dune’s financial advisor in connection with the Business Combination, will receive at the Closing, in the aggregate, $30,000 in its remaining fees in connection with certain financial advisory services provided to Dune. Newbridge will not receive such fees unless the Business Combination is successfully completed.

•        Given the differential in the purchase price that our Sponsor paid for the founder shares as compared to the price of the units sold in Dune’s IPO, our Sponsor and its affiliates may earn a positive rate of return on their investment even if the New Global Common Stock trades below the price initially paid for the units in Dune’s IPO and the public stockholders experience a negative rate of return following the completion of the Business Combination.

•        Pursuant to the Sponsor Agreement, Dune has agreed to indemnify the Sponsor for a period of six years after the Closing against any claims directly relating to the Business Combination arising from the Sponsor’s ownership of Dune’s equity securities or its control or ability to influence Dune, subject to certain limited exceptions.

These financial interests of the Sponsor, officers and directors and entities affiliated with them may have influenced their decision to approve the Business Combination. You should consider these interests when evaluating the Business Combination and the recommendation of our Board (other than the Recused Director) to vote for the Business Combination Proposal and other proposals to be presented to the stockholders.

Deferred Discount Waiver

Dune paid an underwriting discount of $3,450,000 ($0.20 per unit sold) to the underwriters at the closing of the IPO on December 22, 2020, with an additional fee (the “Deferred Discount”) of $6,037,500 ($0.35 per unit sold) payable upon its completion of an initial business combination.

On June 14, 2022, Dune entered into the Amendment Letter (the “Amendment Letter”) with Cantor to amend the Underwriting Agreement, dated December 17, 2020 (the “Underwriting Agreement”), by and between the Company and Cantor, as representative of the several underwriters named therein, pursuant to which Cantor agreed to waive in full, on behalf of itself and Needham, the Deferred Discount (the “Deferred Discount Waiver”). In its role as representative of the several underwriters named in the Underwriting Agreement, Cantor had the authority to bind Needham to such Deferred Discount Waiver, and no separate waiver was negotiated with Needham. Pursuant to the Amendment Letter, the Company agreed to grant Cantor with a right of first refusal to act as the Company’s capital markets advisor with an advisory fee of $3,800,000, subject to the conditions described therein. No similar right of refusal arrangement was requested by, or offered to, Needham.

As a result of the Deferred Discount Waiver, the aggregate amount of transaction fees payable by Dune at the consummation of an initial business combination, including the proposed business combination with Global Hydrogen, will be reduced by $6,037,500. The services provided by Cantor and Needham pursuant to the Underwriting Agreement related to the IPO were complete at the time of the Deferred Discount Waiver.

While neither Cantor nor Needham provided any detail as to the reasons for the Deferred Discount Waiver, and Dune did not seek out such reasons or engage in dialogue with Cantor or Needham to that effect, stockholders should be aware that the Deferred Discount Waiver could indicate that Cantor and Needham do not want to be associated with the disclosures in this proxy statement or any underlying business analysis related to the transactions described herein. The Deferred Discount Waiver, including any waiver of fees for services that have already been rendered, is unusual and some investors may find the Business Combination less attractive as a result. However, Dune believes that the Deferred Discount Waiver could be beneficial for its stockholders, as such waived fees would reduce the amount of transaction expenses payable in connection with the consummation of an initial business combination by $6,037,500.

Neither Cantor nor Needham nor any other investment bank has been engaged by Dune in connection with its proposed business combination with Global Hydrogen. Cantor has not exercised its right of first refusal to act as Dune’s capital markets advisor, and no reason was given for such decision. For information about the discussions with Cantor regarding its decision not to act as capital markets advisor, see “The Business Combination Proposal — Background of the Business Combination.”

For information regarding the risks associated with the Deferred Discount Waiver, see “Risk Factors — Risks Related to Dune and the Business Combination — Each of Cantor and Needham were to be compensated in connection with the consummation of an initial business combination by Dune, including the proposed transaction with Global Hydrogen, but have instead waived such compensation. Investors should not place any reliance on the fact that Cantor and Needham were previously engaged by Dune to serve as underwriters in the IPO, should not assume that Cantor and Needham are involved in the Business Combination and no inference should be drawn to this effect.”

Going Concern

As explained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Hydrogen — Liquidity and Capital Resources,” in connection with Global Hydrogen’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” Global Hydrogen’s management has determined that Global Hydrogen’s liquidity condition raises substantial doubt about Global Hydrogen’s ability to continue as a going concern through twelve months from the date its consolidated financial statements are available to be issued.

As explained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dune — Liquidity and Capital Resources; Going Concern,” in connection with Dune’s assessment of going concern considerations in accordance with ASU 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” Dune has until December 22, 2023 to consummate a business combination. It is uncertain that Dune will be able to consummate a business combination by this time. Dune’s management has determined that the liquidity condition, mandatory liquidation and subsequent dissolution raises substantial doubt about Dune’s ability to continue as a going concern. Dune intends to complete a business combination before the mandatory liquidation date. However, there can be no assurance that Dune will be able to consummate any business combination by December 22, 2023.

Stock Exchange Listing

Our units, Dune Class A Common Stock and public warrants are publicly traded on Nasdaq under the symbols “DUNEU,” “DUNE” and “DUNEW,” respectively. We intend to apply to list the New Global Common Stock and public warrants on Nasdaq under the symbols “HGAS” and “HGASW,” respectively, upon the Closing. New Global will not have units traded following the Closing.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, although Dune will acquire all of the outstanding equity interests of Global Hydrogen in the Business Combination, Dune will be treated as the “acquired” company and Global Hydrogen will be treated as the accounting acquirer for financial statement reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Global Hydrogen issuing stock for the net assets of Dune, accompanied by a recapitalization. The net assets of Dune will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Global Hydrogen.

Global Hydrogen has been determined to be the accounting acquirer in the Business Combination based on the following predominate factors:

•        Global Hydrogen’s existing stockholders will have the greatest voting interest in New Global;

•        Global Hydrogen’s existing stockholders will have the ability to control decisions regarding election and removal of directors and officers of New Global;

•        Global Hydrogen will comprise the ongoing operations of the New Global; and

•        Global Hydrogen’s existing senior management will be the senior management of the New Global.

Comparison of Stockholders’ Rights

Following the consummation of the Business Combination, the rights of Dune stockholders who become New Global stockholders in the Business Combination will no longer be governed by the Current Charter and Dune’s bylaws and instead will be governed by Proposed Charter and the New Global Bylaws.

Summary of Risk Factors

In evaluating the proposals to be presented at the Special Meeting, a Dune stockholder should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

Some of the risks related Global Hydrogen’s business and industry are summarized below. References in the summary below to “we,” “us,” “our” and “the Company” generally refer to Global Hydrogen in the present tense or New Global from and after the Business Combination.

Risks Related to Global Hydrogen’s Business and Industry

•        Global Hydrogen currently does not have any customers and has not generated any revenue. If Global Hydrogen fails to implement its business strategy, its financial condition and results of operations could be adversely affected.

•        Global Hydrogen has a limited operating history which may make it difficult for investors to evaluate its current business and likelihood of success and viability.

•        Much of Global Hydrogen’s future business involves challenging engineering, procurement and construction phases that are complex and involve a number of challenges which may impede the progress of projects and lead to the incurrence of additional expenses.

•        The future operation of Global Hydrogen’s potential facilities inherently entails hazards that require continuous oversight and control. If these risks materialize, they could negatively impact Global Hydrogen’s business.

•        Global Hydrogen’s future success depends on its ability to retain its executive officers and to attract, retain, and motivate qualified personnel and manage its human capital.

•        Global Hydrogen currently has two full-time employees and will need to grow the size and capabilities of its organization. Global Hydrogen may experience difficulties in managing this growth.

Risks Related to Regulation and Litigation

•        Global Hydrogen will be subject to extensive government regulation in the jurisdictions in which it does business. Regulations addressing, among other things, import/export restrictions, anti-bribery and corruption and taxes have the potential to negatively impact Global Hydrogen’s financial condition, results of operation and cash flows.

•        Global Hydrogen expects to incur significant costs in its efforts to comply with relevant regulations.

Risks Related to Global Hydrogen’s Products and Services

•        Global Hydrogen’s business will rely on a number of suppliers. These suppliers may encounter difficulties or interruptions for various reasons, which could delay or entirely halt their ability to provide Global Hydrogen with the materials necessary for the contemplated operation of its business.

•        The production, transport, and containment of hydrogen and certain other gases as contemplated by Global Hydrogen’s future projects creates risk of adverse events which may harm its business.

•        Global Hydrogen may not be able to effectively compete with other actors in its industry.

•        The demand for Global Hydrogen’s products and services may not be as strong as it anticipates.

Risks Related to Cybersecurity and Data Privacy

•        Global Hydrogen’s business and operations would suffer in the event of computer system failures, cyber-attacks or deficiencies in its or third parties’ cybersecurity.

Risks Related to Finance, Accounting and Tax Matters

•        Global Hydrogen may need to raise additional funds, and these funds may not be available when needed. If Global Hydrogen cannot raise additional funds when it needs them, its business, prospects, financial condition and operating results could be negatively affected.

•        Global Hydrogen’s financial results may vary significantly over time and could be affected by the financial conditions of its customers and other third parties.

Risks Related to New Global’s Shares Following the Transactions

•        An active market for New Global’s securities may not develop, which would adversely affect the liquidity and price of New Global’s securities.

•        Management of Global Hydrogen has potential conflicts of interest in negotiating the transaction.

Risks Related to Dune and the Business Combination

•        There are material risks to unaffiliated investors presented by taking Global Hydrogen public through a Business Combination rather than through an underwritten offering.

•        Directors and officers of Dune have potential conflicts of interest in recommending that stockholders vote for the Business Combination and the other proposals described in this proxy statement.

•        Dune’s Sponsor and management team have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.

•        Dune’s Sponsor, directors, executive officers, advisors and their affiliates may elect to purchase shares or public warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of our Dune Class A Common Stock.

•        Warrants will become exercisable for Dune Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

•        Dune may redeem the unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making the warrants worthless.

•        Even if we consummate the Business Combination, there can be no assurance that the warrants will be in the money at the time they become exercisable, and they may expire worthless.

Emerging Growth Company

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of New Global’s financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

New Global will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of Dune’s IPO, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common equity that is held by non-affiliates exceeds $700.0 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which we have issued more than $1 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

Smaller Reporting Company

We are also a “smaller reporting company” as defined in Rule 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. New Global will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of our common stock held by non-affiliates exceeds $250.0 million as of the prior June 30th, or (2) our annual revenues exceeded $100.0 million during such completed fiscal year and the market value of our common stock held by non-affiliates exceeds $700.0 million as of the prior June 30th. To the extent we take advantage of such reduced disclosure obligations, it may also make comparison of our financial statements with other public companies difficult or impossible.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF GLOBAL HYDROGEN

The following tables summarize selected historical financial information of Global Hydrogen. Selected historical financial information from the audited statement of operations, balance sheet, and statement of cash flows as of and for the period from February 16, 2023 (inception) to March 31, 2023 and for the period from February 16, 2023 (inception) to June 30, 2023 was derived from Global Hydrogen’s unaudited financial statements and from Global Hydrogen’s audited financial statements included elsewhere in this proxy statement.

Global Hydrogen’s historical results are not necessarily indicative of the results that may be expected in the future. The following selected historical financial information should be read in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Hydrogen” and Global Hydrogen’s financial statements and accompanying notes included elsewhere in this proxy statement. The selected historical financial information included in this section is not intended to replace Global Hydrogen’s financial statements and accompanying notes. As explained elsewhere in this proxy statement, the selected historical financial information contained in this section relates to Global Hydrogen, prior to and without giving pro forma effect to the impact of the Business Combination and, as a result, the results reflected in this section may not be indicative of the results of Global Hydrogen going forward. For further information regarding the estimated pro forma effect of the Business Combination, see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” included elsewhere in this proxy statement.

	For the Period from February 16, 2023 (inception) to June 30, 2023	For the Period from February 16, 2023 (inception) to March 31, 2023
Statement of Operations Data:
General and administrative	$252,352	$42
Start-up costs	574	574
Total operating expenses	252,926	616
Loss from operations	(252,926)	(616)
Net loss	$(252,877)	$(616)
	As of June 30, 2023	As of March 31, 2023
Balance Sheets Data:
Cash	$61,038	$12,500
Total assets	61,028	12,500
Total liabilities	301,415	616
Members’ equity	$(240,377)	$11,884
	For the Period from February 16, 2023 (inception) to June 30, 2023	For the Period from February 16, 2023 (inception) to March 31, 2023
Statements of Cash Flows Data:
Net cash used in operating activities	$(36,128)	$(574)
Net cash provided by financing activities	$97,166	$13,074

SUMMARY HISTORICAL FINANCIAL INFORMATION OF DUNE

We are providing the following summary historical financial data to assist you in your analysis of the financial aspects of the Business Combination.

The summary historical financial information of Dune as of and for the years ended December 31, 2022 and December 31, 2021 and for the three and six months ended June 30, 2023 and 2022 was derived from Dune’s unaudited financial statements and the summary historical financial information of Dune was derived from Dune’s audited financial statements included elsewhere in this proxy statement.

The unaudited financial statements have been prepared in conformity with GAAP and are prepared on the same basis as the annual financial statements included elsewhere in this proxy statement. Results from interim period are not necessarily indicative of results that may be expected for the entire year. The information below is only a summary and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dune” and our financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement. The historical results presented below are not necessarily indicative of financial results to be achieved by the business following the Business Combination.

	For the Years Ended December 31,		For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2023	2022	2023	2022
Statement of Operations Data
General and administrative expenses	$2,882,820	$2,215,708	883,109	1,041,072	$1,080,409	$1,395,391
General and administrative expenses – related party	120,000	120,000	50,000	30,000	80,000	60,000
Franchise tax expense	225,903	204,258	49,863	49,863	99,228	99,228
Loss from operations	(3,228,723)	(2,539,966)	(982,972)	(1,120,935)	(1,259,637)	(1,554,619)
Other income (expenses):
Change in fair value of derivative warrant liabilities	6,468,000	7,977,860	269,500	2,290,750	(404,250)	5,929,000
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	287,989	—	—	287,989	—	287,989
Gain on settlement	2,750,000	—	—	—	—	—
Other income from write-off of legal fees	—	—	45,522	—	2,106,072	—
Interest earned on operating account	4	—	2,115	1	7,573	3
Income on investments held in Trust Account	363,366	110,381	107,919	166,440	200,639	224,219
Income (loss) before provision for income taxes	6,640,636	5,548,275	(557,916)	1,624,245	650,397	4,886,592
Provision for income taxes	78,561	—	—	(6,535)	—	(6,535)
Net (loss) income	$6,562,075	$5,548,275	$(557,916)	$1,617,710	650,397	4,880,057

Weighted average shares outstanding of Class A common stock, basic and diluted	8,709,777	17,250,000	1,182,054	15,484,292	1,182,054	16,362,268
Basic and diluted net (loss) income per share, Class A common stock	$0.50	$0.26	$(0.10)	$0.08	$0.12	$0.24
Weighted average shares outstanding of Class B common stock, basic and diluted	4,312,500	4,312,500	4,312,500	4,312,500	4,312,500	4,312,500
Basic and diluted net (loss) income per share, Class B common stock	$0.50	$0.26	$(0.10)	$0.08	$0.12	$0.24

	December 31, 2022	December 31, 2021	June 30, 2023
Balance Sheet Data:
Cash and investments held in Trust Account	11,970,547	172,543,076	11,963,187
Total Assets	$14,720,860	$172,751,689	$12,016,969
Total liabilities	4,898,288	14,561,243	1,544,000
Class A common stock subject to possible redemption	11,820,540	172,500,000	11,820,540
Total stockholders’ deficit	(1,997,968)	(14,309,554)	(1,347,571)

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
INFORMATION

The following summary unaudited pro forma condensed combined financial information (the “Summary Pro Forma Information”) gives effect to the transactions contemplated by the Business Combination and related transactions. The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, although Dune will acquire all of the outstanding equity interests of Global Hydrogen in the Business Combination, Dune will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be reflected as the equivalent of Global Hydrogen issuing shares for the net assets of Dune, followed by a recapitalization whereby no goodwill or other intangible assets are recorded. Operations prior to the Business Combination will be those of Global Hydrogen. The summary unaudited pro forma condensed combined balance sheet data as of June 30, 2023 gives effect to the Business Combination and related transactions as if they had occurred on June 30, 2023. The summary unaudited pro forma condensed combined statements of operations data for the six months ended June 30, 2023 and for the year ended December 31, 2022 give effect to the Business Combination and related transactions as if they had occurred on January 1, 2022, the beginning of the earliest period presented.

The Summary Pro Forma Information has been derived from, should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus and the accompanying notes thereto. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the historical financial statements and related notes of Dune and Global Hydrogen for the applicable periods included in this proxy statement. The Summary Pro Forma Information has been presented for informational purposes only and is not necessarily indicative of what the post-combination company’s financial position or results of operations actually would have been had the Business Combination and related transactions been completed as of the dates indicated. In addition, the Summary Pro Forma Information does not purport to project the future financial position or operating results of the post-combination company following the reverse recapitalization.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption for cash of Dune Class A Common Stock:

•        Assuming Minimum Redemptions:    This presentation assumes that, after the redemption of 16,067,946 public shares of Dune Class A Common Stock in June 2022 (the “June Redemptions”), no public stockholders will exercise redemption rights with respect to the Dune Class A Common Stock for a pro rata share of the funds in the Trust Account.

•        Assuming Maximum Redemptions:    This presentation assumes that, after the June Redemptions, 1,182,054 public shares of Dune Class A Common Stock are redeemed for aggregate redemption payments of $11.8 million, assuming a $10.00 per share redemption price. As all of the Dune insiders waived their redemption rights, only redemptions by public stockholders are reflected in this presentation. This scenario includes all adjustments contained in the “minimum redemption” scenario and presents additional adjustments to reflect the effect of the maximum redemptions.

	Scenario 1 Assuming Minimum Redemptions	Scenario 2 Assuming Maximum Redemptions
	(in thousands, except share and per share data)
Summary Unaudited Pro Forma Condensed Combined Statement of Operations Data for the six months ended June 30, 2023
Net income	$278	$278
Weighted average shares outstanding – basic and diluted	10,294,554	9,112,500
Basic and diluted net income per share	$0.03	$0.03

	Scenario 1 Assuming Minimum Redemptions	Scenario 2 Assuming Maximum Redemptions
	(in thousands, except share and per share data)
Summary Unaudited Pro Forma Condensed Combined Statement of Operations Data for the year ended December 31, 2022
Net income	$5,683	$5,683
Weighted average shares outstanding – basic and diluted	10,294,554	9,112,500
Basic and diluted net income per share	$0.55	$0.62
	Scenario 1 Assuming Minimum Redemptions	Scenario 2 Assuming Maximum Redemptions
	(in thousands)
Summary Unaudited Pro Forma Condensed Combined Balance Sheet Data as of June 30, 2023
Total assets	$10,154	$40
Total liabilities	898	2,605
Total stockholders’ equity (deficit)	$9,256	$(2,565)

COMPARATIVE SHARE INFORMATION

The following table sets forth the historical comparative share information for Dune and Global Hydrogen on a stand-alone basis and the unaudited pro forma combined share information for the six months ended June 30, 2023 and for the year ended December 31, 2022, after giving effect to the Business Combination, assuming (i) after the June Redemptions, no public stockholders exercise redemption rights with respect to their shares of Dune Class A Common Stock upon the consummation of the Business Combination; and (ii) the public stockholders exercise their redemption rights with respect to a maximum of 1,182,054 public shares of Dune Class A Common Stock, or $10.00 per share or $11.8 million. This scenario includes all adjustments contained in the “minimum redemption” scenario and presents additional adjustments to reflect the effect of the maximum redemptions.

This information is only a summary and should be read together with the selected historical financial information summary of Dune and Global Hydrogen and the historical financial statements and related notes of each of Dune and Global Hydrogen, in each case, that are included elsewhere in this proxy statement. The unaudited pro forma combined per share information of Dune and Global Hydrogen is derived from, and should be read in conjunction with, the audited and unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had Dune and Global Hydrogen consummated a business combination during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Dune and Global Hydrogen would have been had Dune and Global Hydrogen consummated a business combination during the periods presented.

	Dune (Historical)	Pro Forma Combined (Assuming Minimum Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
As of and for the Six Months Ended June 30, 2023
Book (deficit) value per share(1)	$(0.25)	$0.90	$(0.28)
Weighted average shares outstanding – basic and diluted	1,182,054	10,294,554	9,112,500
Net income per share – basic and diluted	$0.12	$0.03	$0.03
Weighted average shares outstanding – basic and diluted	4,312,500
Net income per share – basic and diluted	$0.12
	Dune (Historical)	Pro Forma Combined (Assuming Minimum Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
For the Year Ended December 31, 2022
Weighted average shares outstanding – basic and diluted	8,709,777	10,294,554	9,112,500
Net income per share – basic and diluted	$0.50	$0.55	$0.62
Weighted average shares outstanding – basic and diluted	4,312,500
Net income per share – basic and diluted	$0.50

____________

(1)      The book (deficit) value per share is equal to the total stockholders’ (deficit) equity divided by the total number of basic (or diluted) outstanding shares.

MARKET PRICE, TICKER SYMBOL AND DIVIDEND INFORMATION

Dune

Market Price and Ticker Symbol

Our units, Dune Class A Common Stock and public warrants are currently listed on Nasdaq under the symbols “DUNEU,” “DUNE,” and “DUNEW,” respectively.

The closing price of our units, public shares and warrants on May 12, 2023, the last trading day before announcement of the execution of the Purchase Agreement, was $9.95, $9.96 and $0.161, respectively.

As of            , 2023, the record date for the Special Meeting, the closing price for each unit, public share and warrant was $            , $            and $            , respectively.

Holders

As of            , 2023, the record date, there were            holders of record of our units,            holders of record of our Class A Common Stock, zero holders of record of our Class B Common Stock and            holders of record of our warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose units, Dune Class A Common Stock and warrants are held of record by banks, brokers and other financial institutions.

Dividend Policy

We have not paid any cash dividends on our common stock to date and do not intend to pay any cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon New Global’s revenue and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the New Global Board at such time.

Global Hydrogen

There is no public market for the limited liability company equity interests of Global Hydrogen.

RISK FACTORS

The following risk factors will apply to our business and operations following the completion of the Business Combination. These risk factors are not exhaustive and investors are encouraged to perform their own investigation with respect to the business, prospects, financial condition and operating results of Global Hydrogen and our business, prospects, financial condition and operating results following the completion of the Business Combination. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements,” before deciding how to vote your shares of Dune Common Stock. The following discussion should be read in conjunction with our financial statements and the consolidated financial statements of Global Hydrogen and notes to the consolidated financial statements included herein.

Risks Related to Global Hydrogen

Unless the context otherwise requires, references in this subsection “— Risks Related to Global Hydrogen” to “we,” “us,” “our” and “the Company” generally refer to Global Hydrogen in the present tense or New Global from and after the Business Combination.

Risks Related to Global Hydrogen’s Business and Industry

Our limited operating history makes evaluating our business and future prospects difficult and may increase the risk of your investment.

You must consider the risks and difficulties we face as an early stage company with a limited operating history. If we do not successfully address these risks, our business, prospects, operating results and financial condition will be materially and adversely harmed. We have a very limited operating history on which investors can base an evaluation of our business, operating results and prospects. There are no assurances that we will be able to secure future business with potential customers. As an early stage company, it is difficult to predict our future revenues and appropriately budget for our expenses, and we have limited insight into trends that may emerge and affect our business. In the event that actual results differ from our estimates or we adjust our estimates in future periods, our operating results and financial position could be materially affected. The projected financial information appearing elsewhere in this proxy statement has been prepared by management and reflects current estimates of future performance. The projected results depend on the successful implementation of management’s growth strategies and are based on assumptions and events over which we have only partial or no control, including, but not limited to, adverse economic conditions, regulatory developments, our ability to finance our contemplated operations, difficulties in engineering, delays in designs or materials provided by the customer or a third party, equipment and materials delivery delays, schedule changes, customer scope changes, delays related to obtaining regulatory permits and rights-of-way, inability to find adequate sources of labor in the locations where we are building new plants, weather-related delays, delays by customers’ contractors in completing their portion of a project, technical or transportation difficulties, cost overruns, supply difficulties, geopolitical risks and other factors. The assumptions underlying such projected information require the exercise of judgment and may not occur, and the projections are subject to uncertainty due to the effects of economic, business, competitive, regulatory, legislative, and political or other changes.

Our success depends on our ability to obtain customers and implement our business strategy.

We currently do not have any customers and have not generated any revenue. If we fail to implement our business strategy, our financial condition and results of operations could be adversely affected. Our future financial performance and success depend in large part on our ability to successfully implement our business strategy. We cannot assure you that we will be able to successfully implement our business strategy or be able to improve our operating results. In particular, we cannot assure you that we will successfully negotiate and sign contracts with customers and suppliers nor can we assure you that we will be able to successfully execute our contracts if signed. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. Implementation of our business strategy may be impacted by factors outside of our control, including competition, commodity price fluctuations, industry, legal and regulatory changes or developments and general economic and political conditions. Any failure to successfully implement our business strategy could adversely affect our financial condition and results of operations. We may, in addition, decide to alter or discontinue certain aspects of our business strategy at any time.

Our business model has yet to be tested and any failure to commercialize our strategic plans would have an adverse effect on our operating results and business, harm our reputation and could result in substantial liabilities that exceed our resources.

Investors should be aware of the difficulties normally encountered by a new enterprise, many of which are beyond our control, including substantial risks and expenses in the course of establishing or entering new markets, organizing operations and undertaking marketing activities. The likelihood of our success must be considered in light of these risks, expenses, complications, delays and the competitive environment in which we operate. There is, therefore, nothing at this time upon which to base an assumption that our business plan will prove successful, and we may not be able to generate significant revenue, raise additional capital or operate profitably. We will continue to encounter risks and difficulties frequently experienced by early commercial stage companies, including scaling up our infrastructure and headcount, and may encounter unforeseen expenses, difficulties or delays in connection with our growth. In addition, as a result of the capital-intensive nature of our business, we can be expected to continue to sustain substantial operating expenses and may not generate sufficient revenues to cover expenditures. While we have included in this proxy statement projections shared with Dune, these projections are highly speculative and subject to numerous risks as disclosed herein, and reflect Global Hydrogen’s management’s best estimates only as of the date they were prepared and are included in this proxy statement to disclose what had been provided to Dune. There is no assurance that any projections included herein will be achieved. See cautionary language under “The Business Combination Proposal — Certain Projected Financial Information.” Any investment in our company is therefore highly speculative and could result in the loss of your entire investment.

Risks related to the approval, execution, and operation of our future projects may adversely affect our operations or financial results.

Much of our future business involves challenging engineering, procurement and construction phases that may last several years and involve the investment of millions of dollars. These projects may be technically complex, are often reliant on significant interaction with government authorities and face significant financing, development, operational and reputational risks. These projects may also be subject to complex government approvals, as well as legal or regulatory challenges by government authorities or third parties. Delays in receiving required approvals or related to litigation could require us to delay or abandon certain projects, which may result in the incurrence of additional expense, the loss of invested proceeds, and reputational damage.

We may encounter difficulties in engineering, delays in designs or materials provided by the customer or a third party, equipment and materials delivery delays, schedule changes, customer scope changes, delays related to obtaining regulatory permits and rights-of-way, inability to find adequate sources of labor in the locations where we are building new plants, weather-related delays, delays by customers’ contractors in completing their portion of a project, technical or transportation difficulties, cost overruns, supply difficulties, financial difficulties suffered by our subcontractors or suppliers, geopolitical risks and other factors, many of which are beyond our control, that may impact our ability to complete a project within the original delivery schedule. In some cases, delays and additional costs may be substantial, and we may be required to cancel a project and/or compensate the customer for the delay. We may not be able to recover any of these costs. In addition, in some cases we may seek financing for large projects and face market risk associated with the availability and terms of such financing. These financing arrangements may require that we comply with certain performance requirements which, if not met, could result in default and restructuring costs or other losses. All of these factors could also negatively impact our reputation or relationships with our customers, suppliers and other third parties, any of which could adversely affect our ability to secure new projects in the future.

The future operation of our facilities inherently entails hazards that require continuous oversight and control, such as pipeline leaks and ruptures, fire, explosions, toxic releases, mechanical failures, vehicle accidents, or cyber incidents. If operational risks materialize, they could result in loss of life, damage to the environment, or loss of production, all of which could negatively impact our ongoing operations, reputation, financial results, and cash flows. In addition, our operating results are dependent on the continued operation of our production facilities and our ability to meet customer requirements, which depend, in part, on our ability to properly maintain and replace aging assets.

Global Hydrogen’s management has limited experience in operating a public company.

Global Hydrogen’s management has limited experience in the management of a publicly traded company. Global Hydrogen’s management team may not successfully or effectively manage its transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of the post-combination company. Global Hydrogen may not have adequate personnel with the appropriate level of knowledge, experience and training in the accounting policies, practices or internal control over financial reporting required of public companies in the U.S. Any fault in Global Hydrogen’s finance and accounting systems could impact its ability or prevent it from timely reporting its operating results, timely filing required reports with the SEC and complying with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The development and implementation of the standards and controls necessary for Global Hydrogen to achieve the level of accounting standards required of a public company in the U.S. may require costs greater than expected. It is possible that Global Hydrogen will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods. Global Hydrogen intends to upgrade to an enterprise finance and accounting system during 2023.

We may have difficulty managing growth in our business, which could have a material adverse effect on our business, financial condition and results of operations and our ability to execute its business plan in a timely fashion.

Because of our small size, growth in accordance with our business plans, if achieved, will place a significant strain on our financial, technical, operational and management resources. If we expand our activities, developments and production, and increase the number of projects we are evaluating or in which we participate, there will be additional demands on our financial, technical and management resources. The failure to continue to upgrade our technical, administrative, operating and financial control systems or the occurrence of unexpected expansion difficulties could have a material adverse effect on our business, financial condition and results of operations and our ability to execute our business plan in a timely fashion.

An increase in energy costs, including as a result of the ongoing conflict between Russia and Ukraine, may materially adversely affect our business, financial condition, and results of operations.

Our results of operations may be affected by volatility in the cost and availability of energy, which is subject to global supply and demand and other factors beyond our control. The ongoing conflict between Russia and Ukraine has impacted global energy markets, particularly in Europe, leading to high volatility and increasing prices for crude oil, natural gas and other energy supplies. Higher energy costs may result in increases in operating expenses at our potential manufacturing facilities, in the expense of shipping materials to our potential facilities, and in the expense of operating certain of our potential projects for which we may procure natural gas, all of which may in turn adversely affect our business, financial condition, and results of operations.

Our strategy to outsource various elements of the products and services we sell may subject us to the business risks of our suppliers and subcontractors, which could have a material adverse impact on our operations.

In areas where we will depend on third-party suppliers and subcontractors for outsourced equipment, products, components or services, we will be subject to the risk of customer dissatisfaction with the quality or performance of the equipment, products or services we sell due to supplier or subcontractor failure. Suppliers and subcontractors may not have the same incentives we do and may not allocate adequate or sufficient time and/or resources for performing services for us. In addition, business difficulties experienced by a third-party supplier or subcontractor could lead to the interruption of our ability to obtain outsourced equipment, products or services and ultimately our inability to supply equipment, products or services to our customers. Third-party supplier and subcontractor business interruptions may include, but are not limited to, work stoppages, union negotiations and other labor disputes. Current or future economic conditions could also impact the ability of suppliers and subcontractors to access credit and, thus, impair their ability to provide us quality products or services in a timely manner, or at all.

Cost overruns, delays, penalties or liquidated damages could negatively impact our results, particularly with respect to fixed-price contracts for our custom configured products.

We expect a significant portion of our net sales and earnings will be generated through fixed-price contracts for custom configured products. We expect most of these contracts will provide for penalties or liquidated damages for failure to timely perform our obligations under the contract, or require that we, at our own expense, correct and remedy to the satisfaction of the other party certain defects. Therefore, we expect to face the risk that cost overruns, delays, penalties or liquidated damages may exceed, erode or eliminate our expected profit margin, or cause us to record a loss on certain of our projects.

Catastrophic events could disrupt our operations and/or our customers and suppliers and may have a significant adverse impact on our results of operations.

The occurrence of catastrophic events or natural disasters such as extreme weather, including hurricanes and floods; health epidemics; pandemics, such as COVID-19; and acts of war or terrorism, could impair our ability to produce and distribute its products to customers and could potentially expose us to third-party liability claims. In addition, such events could impact our customers and suppliers resulting in temporary or long-term outages and/or the limitation of supply of energy and other raw materials used in normal business operations.

The inability to attract and retain qualified personnel may adversely impact our business.

If we fail to attract, hire and retain qualified personnel, we may not be able to develop, market or sell our products or successfully manage our business. We are dependent upon a highly skilled, experienced and efficient workforce to be successful. The inability to attract and hire qualified individuals or the loss of key employees in very skilled areas could have a negative effect on our financial results.

We may be unable to successfully execute and operate our hydrogen production projects, and such projects may cost more and take longer to complete than we expect.

As part of our strategy, the Company may, in the future, develop and construct hydrogen production facilities at locations across the United States and Europe. Our ability to successfully complete and operate these projects is not guaranteed. The ability to complete these projects may impact our ability to meet and supplement the hydrogen demands for our products and services for prospective customers. The timing and cost to complete the construction of our hydrogen production projects are subject to a number of factors outside of our control and such projects may take longer and cost more to complete and become operational than we expect.

The viability and competitiveness of our potential hydrogen production facilities may depend, in part, upon favorable laws, regulations, and policies related to hydrogen production. Some of these laws, regulations, and policies are nascent, and there is no guarantee that they will be favorable to our projects. Additionally, any facilities we develop will be subject to numerous and new permitting, regulations, laws, and policies, many of which might vary by jurisdiction. Hydrogen production facilities are also subject to robust competition from well-established multinational companies in the energy industry. There is no guarantee that our hydrogen production strategy will be successful amidst this competitive environment.

We may enter into joint ventures which could impose certain restrictions on our operations in the future and could create risk related to our potential co-venturers.

In the future, we may enter into joint ventures. Depending on the terms of these potential ventures, we may be restricted in our ability to operate in certain areas or undertake certain courses of action. These potential arrangements may involve significant risks and uncertainties, including our ability to cooperate with our strategic partners, our strategic partners having interests or goals that are inconsistent with ours, and the potential that our strategic partners may be unable to meet their economic or other obligations to any future joint venture, which may negatively impact the expected benefits of any future joint venture and cause us to incur additional expense or suffer reputational damage. In addition, due to the nature of these potential arrangements, we may have limited ability to direct or influence the management of any future joint venture, which may limit our ability to assist and oversee the design and implementation of any future joint venture’s business as well as its accounting, legal, governance, human resources, information technology, and other administrative systems. This may expose us to additional risks and uncertainties because we may be dependent upon and subject to liability, losses, or reputational damage relating to systems, controls, and personnel that are not under our control.

In the future, if we develop or acquire proprietary intellectual property, protecting such intellectual property will be critical to our operations and we may suffer competitive harm from infringement on such rights.

If we develop or acquire new technologies, it will be critical that we protect our intellectual property assets against third-party infringement. Though we currently do not own any patents, we do own intellectual property related to our branding. If we develop or acquire intellectual property, there is a risk that our patent applications may not be granted, or we may not receive sufficient protection of our proprietary interests. We may also expend considerable resources in defending any future patents against third-party infringement. It may become critical that we protect our proprietary intellectual property interests to prevent competitive harm.

Current inflationary trends, economic downturn and weakness in the economy, market trends, and other conditions affecting the profitability and financial stability of our potential customers could negatively impact the growth of our business and the acquisition of customers.

The demand for our products and services is sensitive to the production activity, capital spending and demand for products and services of our potential customers worldwide. Recently, we have observed increased economic uncertainty in the United States and abroad, including inflation and higher interest rates. Impacts of such economic weakness include falling overall demand for goods and services, leading to reduced profitability, reduced credit availability, higher borrowing costs, reduced liquidity, volatility in credit, equity and foreign exchange markets, and bankruptcies. These developments may lead to supply chain disruption and transportation delays which may negatively impact our business and growth. In addition, as our potential customers react to global economic conditions and the potential for a global recession, they may reduce spending on the products and services we plan to provide, which may lead to our inability to attract customers and could limit our ability to grow our business and negatively affect our operating results and financial condition.

Risks Related to Regulation and Litigation

We will be subject to extensive government regulation in the jurisdictions in which we do business. Regulations addressing, among other things, import/export restrictions, anti-bribery and corruption and taxes have the potential to negatively impact our financial condition, results of operation and cash flows.

We will be subject to government regulation in the United States and in the foreign jurisdictions where we may conduct business. The application of laws and regulations to our business is sometimes unclear. Compliance with laws and regulations may involve significant costs or require changes in business practices that could result in reduced profitability. If there is a determination that we have failed to comply with applicable laws or regulations, we may be subject to penalties or sanctions that could adversely impact our reputation and financial results. Compliance with changes in laws or regulations can result in increased operating costs and require additional, unplanned capital expenditures. Export controls or other regulatory restrictions could prevent us from shipping our products to and from some markets or increase the cost of doing so. Changes in tax laws and regulations could affect the financial results of our businesses. Increasingly aggressive enforcement of anti-bribery and anti-corruption requirements, including the U.S. Foreign Corrupt Practices Act, the United Kingdom Bribery Act and the China Anti-Unfair Competition Law, could subject us to criminal or civil sanctions if a violation is deemed to have occurred. In addition, we may be subject to laws and sanctions imposed by the U.S. and other jurisdictions where we plan to do business that may prohibit us from doing business in certain countries, or restricting the kind of business that we may conduct. Such restrictions may provide a competitive advantage to competitors who are not subject to comparable restrictions or prevent us from taking advantage of growth opportunities.

Further, we cannot guarantee that our internal controls and compliance systems will always protect us from acts committed by employees, agents, business partners or that businesses that we acquire would not violate U.S. and/or non-U.S. laws, including the laws governing payments to government officials, bribery, fraud, kickbacks and false claims, pricing, sales and marketing practices, conflicts of interest, competition, export and import compliance, money laundering, and data privacy. Any such improper actions or allegations of such acts could damage our reputation and subject us to civil or criminal investigations in the U.S. and in other jurisdictions and related stockholder lawsuits, could lead to substantial civil and criminal, monetary and non-monetary penalties, and could cause us to incur significant legal and investigatory fees. In addition, governments may seek to hold us liable as a successor for violations committed by companies in which we invest or that we acquire.

We will be subject to various environmental laws and regulations that could impose substantial costs upon us and cause delays in building production facilities.

Our operations will be subject to federal, state and local environmental laws and regulations, including laws relating to the use, handling, storage, disposal of and human exposure to hazardous materials. Environmental and health and safety laws and regulations can be complex, and we have limited experience complying with them. Moreover, we expect that we will be affected by future amendments to such laws or other new environmental and health and safety laws and regulations which may require us to change our operations, potentially resulting in a material adverse effect on its business, prospects, financial condition and operating results. These laws can give rise to liability for administrative oversight costs, cleanup costs, property damage, bodily injury, fines and penalties. Capital and operating expenses needed to comply with environmental laws and regulations can be significant, and violations may result in substantial fines and penalties, third-party damages, suspension of production or a cessation of our operations.

Contamination at properties we may own or operate may result in liability for us under environmental laws and regulations, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, which can impose liability for the full amount of remediation-related costs without regard to fault, for the investigation and cleanup of contaminated soil and ground water, for building contamination and impacts to human health and for damages to natural resources. The costs of complying with environmental laws and regulations and any claims concerning noncompliance, or liability with respect to contamination in the future, could have a material adverse effect on our financial condition or operating results. We may face unexpected delays in obtaining the required permits and approvals in connection with our potential production facilities that could require significant time and financial resources and delay our ability to operate such facilities, which would adversely impact our business, prospects, financial condition and operating results.

Legislative, regulatory, societal and market efforts to address global climate change may impact our business and create financial risk.

In the production of hydrogen, we may use processes which capture greenhouse gases (“GHG”), such as carbon dioxide, which would otherwise be emitted. The technologies we employ for GHG capture may not successfully capture 100% of the GHG produced. Increased public concern and governmental action may result in more international, U.S. federal and/or regional requirements to reduce or mitigate the effects of GHG emissions or increased demand for technologies and projects to limit the impact of global climate change. Although uncertain, these developments could increase our costs related to consumption of electric power, hydrogen production and application of our gasification technology. Any legislation or governmental action that limits or taxes GHG emissions could negatively impact our growth, increase our operating costs, or reduce demand for certain of our products.

In addition, standards for tracking and reporting environmental, social and governance (“ESG”) matters continue to evolve. New laws, regulations, policies and international accords relating to ESG matters, including sustainability, climate change, human capital and diversity, are being developed and formalized in Europe, the United States, Asia and elsewhere, which may entail specific, target-driven frameworks and/or disclosure requirements. If our ESG practices do not meet evolving investor or other stakeholder expectations and standards, then our reputation or our attractiveness as an investment, business partner, acquirer, service provider or employer could be negatively impacted.

Costs and expenses resulting from compliance with environmental regulations may negatively impact our operations and financial results.

We will be subject to extensive federal, state, local and foreign environmental and safety laws and regulations concerning, among other things, emissions in the air, discharges to land and water and the generation, handling, treatment and disposal of hazardous waste and other materials. We take our environmental responsibilities very seriously, but there is a risk of adverse environmental impact inherent in our manufacturing operations and in the transportation of our products. Future developments and more stringent environmental regulations may require us to make additional unforeseen environmental expenditures. In addition, laws and regulations may require significant expenditures for environmental protection equipment, compliance and remediation. These additional costs may adversely affect our financial results.

We expect to incur costs to comply with these laws and regulations. Federal, state, and local governments are increasingly regulating and restricting the use of certain chemicals, substances, and materials. For example, laws, regulations, or other policy initiatives might address substances found within component parts to our products, in which event we would be required to comply with such requirements.

Our business may become subject to increased government regulation.

As hydrogen and other relevant products become more broadly available commercially, governments may impose new regulations. We do not know the extent to which any such regulations may impact our ability to manufacture, distribute, install and service our products. Any regulation of our products, whether at the federal, state, local or foreign level, including any regulations relating to the production, operation, installation, and servicing of our products may increase our costs and the price of our products, and noncompliance with applicable laws and regulations could subject us to investigations, sanctions, enforcement actions, fines, damages, civil and criminal penalties, or injunctions. Furthermore, certain business activities may require the Company to navigate a myriad of state- or local-level laws and regulations. If any governmental sanctions are imposed, our business, operating results, and financial condition could be materially adversely affected. In addition, responding to any action will likely result in a significant diversion of management’s attention and resources and an increase in professional fees. Enforcement actions and sanctions could harm our business, operating results and financial condition.

Risks Related to Global Hydrogen’s Products and Services

Interruption in ordinary sources of raw material or energy supply or an inability to recover increases in energy and raw material costs from customers could result in lost sales or reduced profitability.

We expect feedstock used for hydrogen generation, such as biogas from wastewater treatment plants, landfills, renewable natural gas, and others, to be significant raw materials for our business. Additionally, we expect energy, including electricity, natural gas, and fuel for delivery trucks, to be a significant cost component of our business. A disruption in the supply of energy, components, or raw materials, whether due to market conditions, legislative or regulatory actions, the COVID-19 pandemic, natural events, or other disruption, could prevent us from meeting any future contractual commitments and harm our business and financial results.

We may contract to pass-through cost increases in energy and raw materials to customers, but such cost pass-through results in declining margins, and cost variability can negatively impact our other operating results. For example, we may be unable to raise prices as quickly as costs rise, or competitive pressures may prevent full recovery of such costs. In addition, increases in energy or raw material costs that cannot be passed on to customers for competitive or other reasons may negatively impact our revenues and earnings. Even where costs are passed through, price increases can cause lower sales volume. Other economic factors outside of our control, including inflation and energy price fluctuations, may increase our costs and adversely affect our business.

Our ability to source parts and raw materials from our suppliers could be disrupted or delayed in our supply chain which could adversely affect our results of operations.

Our planned operations will require significant amounts of necessary parts and raw materials. If we are unable to source these parts or raw materials, our future operations may be disrupted, or we could experience a delay or halt in our business. Reduced availability or interruption in supplies, whether resulting from more stringent regulatory requirements, supplier financial condition, increases in duties and tariff costs, disruptions in transportation, an outbreak of a severe public health pandemic, such as the COVID-19 pandemic, including resurgences and the emergence of new variants of COVID-19, severe weather, or the occurrence or threat of wars or other conflicts, could have an adverse effect on our financial condition, results of operations and cash flows. For example, the Company may experience supply chain issues related to the COVID-19 pandemic, including but not limited to suppliers utilizing force majeure provisions under potential, future contracts. Furthermore, the ongoing global economic recovery from the COVID-19 pandemic has caused significant challenges for global supply chains resulting in inflationary cost pressures, component shortages, and transportation delays. We expect that these challenges could continue to have an impact on our businesses for the foreseeable future.

The production, transport, and containment of hydrogen and certain other gases as contemplated by our future projects creates risk of adverse events which may harm our business.

Our contemplated products include hydrogen and certain other gases which are inherently dangerous. In the future, if we produce, transport and store such gases, there is risk that we may negatively be affected by product safety issues, product liability, other claims, product recalls, negative publicity, or increased regulatory scrutiny of our products. Any liability for damages from malfunctions, accidents, or other events could materially adversely affect our business, financial condition, results of operations and prospects. In addition, an actual or perceived problem with hydrogen generally or our products could adversely affect the market’s perception of our products resulting in a decline in demand for our products and services, which may materially and adversely affect our business, financial condition, results of operations and prospects.

We will rely on complex machinery for our operations and production involves a significant degree of risk and uncertainty in terms of operational performance and costs.

We will rely heavily on complex machinery for our operations and our production will involve a significant degree of uncertainty and risk in terms of operational performance and costs. We plan to own and operate gas generation and carbon recovery plants, which may consist of large-scale machinery combining many components. The plant components are likely to suffer unexpected malfunctions from time to time and will depend on repairs and spare parts to resume operations, which may not be available when needed. Unexpected malfunctions of the plant components may significantly affect the intended operational efficiency. Operational performance and costs can be difficult to predict and are often influenced by factors outside of our control, such as, but not limited to, scarcity of natural resources, environmental hazards and remediation, costs associated with decommissioning of machines, labor disputes and strikes, difficulty or delays in obtaining governmental permits, damages or defects in electronic systems, industrial accidents, fire, and seismic activity and natural disasters. Should operational risks materialize, it may result in the personal injury to or death of workers, the loss of production equipment, damage to manufacturing facilities, monetary losses, delays and unanticipated fluctuations in production, environmental damage, administrative fines, increased insurance costs and potential legal liabilities, all which could have a material adverse effect on our business, results of operations, cash flows, financial condition or prospects.

Inability to compete effectively could adversely impact our future sales and financial performance.

We face strong competition from large international competitors and many smaller regional competitors. Introduction by competitors of new technologies, competing products, or additional capacity could weaken demand for, or impact pricing of our products, negatively impacting financial results. In addition, competitors’ pricing policies could affect our future profitability or market share.

Some of our competitors are much larger than we are and may have the manufacturing, marketing and sales capabilities to complete research, development, and commercialization of products more quickly and effectively than we can. There are many companies engaged in all areas of traditional and alternative industrial gas generation in the United States and abroad. Additionally, established companies may decide to broaden their operations into our area of business. We believe that our business model has competitive strengths; however, if we are unable to compete in the market for our products and services, our business may be adversely affected.

Risks Related to Cybersecurity and Data Privacy

Our business and operations would suffer in the event of computer system failures, cyber-attacks or deficiencies in our or third parties’ cybersecurity.

We are increasingly dependent upon information technology systems, infrastructure and data to operate our business. In the ordinary course of business, we may collect, store and transmit confidential information, including, but not limited to, information related to our intellectual property and proprietary business information, personal information and other confidential information. We may outsource elements of our operations to third party vendors, who each have access to our confidential information, which increases our disclosure risk. Although we plan to implement internal security and business continuity measures, our information technology and other internal infrastructure systems may breakdown, incur damage or be interrupted by system malfunctions, natural disasters, terrorism, war or telecommunication and electrical failures, as well as by inadvertent or intentional security breaches by our employees, contractors, consultants, business partners and/or other third parties, or from cyber-attacks by malicious third parties, each of which could compromise our system infrastructure or lead to the loss, destruction, alteration, disclosure or dissemination of, or damage or unauthorized access to, our data or other assets. Such a security breach may cause loss, damage or disclosure of proprietary or confidential information, which could in turn result in significant legal and financial exposure and reputational damage that could adversely affect our business.

The costs related to significant security breaches or disruptions could be material and our insurance policies may not be adequate to compensate us for the potential losses arising from any such security breach. In addition, such insurance may not be available to us on economically reasonable terms, if at all, may not cover all claims made against us, and may have high deductibles. Furthermore, if the information technology systems of our third-party vendors and other contractors and consultants become subject to disruptions or security breaches, we may have insufficient recourse against such third parties and we may have to expend significant resources to mitigate the impact of such an event, and to develop and implement protections to prevent future events of this nature from occurring.

Risks Related to Finance, Accounting and Tax Matters

Our actual results could differ from the estimates and assumptions used to prepare our financial statements.

The preparation of our consolidated financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect the reported amounts of certain assets, liabilities, revenues and expenses for the periods covered and certain amounts disclosed in the notes to our consolidated financial statements. These estimates are based on information available through the date of the issuance of the financial statements and actual results could differ from those estimates, which could have a material adverse impact on our financial condition, results of operations and cash flows.

We may need to raise additional funds and these funds may not be available to us when we need them. If we cannot raise additional funds when we need them, our business, prospects, financial condition and operating results could be negatively affected.

The sourcing, purchasing, development, and servicing of our projects may be capital-intensive. We may determine that additional funds are necessary. This capital may be necessary to fund our future operations and to locate new opportunities. We may raise additional funds through the issuance of equity, equity related or debt securities or through obtaining credit from government or financial institutions. We cannot be certain that additional funds will be available on favorable terms when required, or at all. If we cannot raise additional funds when we need them, our business, prospects, financial condition and operating results could be materially adversely affected.

Our financial results may vary significantly from quarter to quarter.

We expect our revenue and operating results to vary from quarter to quarter. We may incur significant operating expenses during the start-up and early stages of large contracts and may not be able to recognize corresponding revenue in that same quarter. We may also incur additional expenses when contracts are terminated or expire and are not renewed. We may also incur additional expenses when companies are newly acquired. Payments that may be due to us from our future customers may be delayed due to billing cycles or as a result of failures of government budgets to gain congressional and administration approval in a timely manner.

Additional factors that may cause our financial results to fluctuate from quarter to quarter include those addressed elsewhere in this “Risk Factors” section, including the immediately preceding risk factor, and the following factors, among others:

•        variability in demand for our services and solutions;

•        timing of award or performance incentive fee notices;

•        timing of shipments and deliveries to potential future customers;

•        variable purchasing patterns under blanket purchase agreements and other indefinite delivery/ indefinite quantity contracts;

•        terms of potential future contracts which may affect the timing of revenue recognition;

•        costs related to government inquiries;

•        strategic decisions by us or our competitors, such as acquisitions, divestitures, spin-offs and joint ventures;

•        strategic investments or changes in business strategy;

•        changes in the extent to which we use subcontractors;

•        potential performance errors in our systems;

•        seasonal fluctuations in our staff utilization rates;

•        changes in our effective tax rate, including changes in our judgment as to the necessity of the valuation allowance recorded against our deferred tax assets; and

•        the length of sales cycles.

Credit and counterparty risks could harm our business.

The financial condition of our customers could affect our ability to market our equipment, products and services or to collect receivables. In addition, financial difficulties faced by our customers as a result of an adverse economic event or other market factors may lead to cancellation or delay of orders. Our customers may suffer financial difficulties that make them unable to pay for a product or service when payments become due, or they may decide not to pay us, either as a matter of corporate decision-making or in response to changes in local laws and regulations. We cannot be certain that, in the future, expenses or losses for uncollectible amounts will not have a material adverse effect on our net sales, earnings and cash flows.

Risks Related to New Global’s Shares Following the Transactions

An active market for New Global’s securities may not develop, which would adversely affect the liquidity and price of New Global’s securities.

The price of New Global’s securities may vary significantly due to factors specific to New Global as well as to general market or economic conditions. Furthermore, an active trading market for New Global’s securities may never develop or, if developed, it may not be sustained. You may be unable to sell your securities unless a market can be established and sustained.

New Global will qualify as an “emerging growth company” within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, it could make New Global Common Stock less attractive to investors and may make it more difficult to compare New Global’s performance to the performance of other public companies.

Dune currently is, and following the Business Combination, New Global will be, an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. For as long as it continues to be an emerging growth company, New Global may choose to take advantage of exemptions from various reporting requirements applicable to other public companies but not to “emerging growth companies,” including:

•        the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act;

•        the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and

•        reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements.

As a result, stockholders may not have access to certain information that they may deem important. New Global’s status as an emerging growth company will end upon the earliest of:

•        the last day of the fiscal year in which New Global has at least $1.235 billion in annual revenue, as indexed for inflation by the SEC;

•        the first day of the fiscal year in which New Global qualifies as a “large accelerated filer,” with at least $700.0 million of equity securities held by non-affiliates as of the last business day of New Global’s last completed second fiscal quarter;

•        the date on which New Global has issued, in any three-year period, more than $1.0 billion in non-convertible debt securities; or

•        the last day of the fiscal year ending after the fifth anniversary of Dune’s IPO.

Under the JOBS Act, emerging growth companies can also delay adopting new or revised accounting standards until such time as those standards apply to private companies. New Global may elect to take advantage of this extended transition period and as a result, its financial statements may not be comparable with similarly situated public companies.

New Global cannot predict if investors will find New Global Common Stock less attractive if it chooses to rely on any of the exemptions afforded emerging growth companies. If some investors find New Global Common Stock less attractive because New Global relies on any of these exemptions, there may be a less active trading market for New Global Common Stock and the market price of New Global Common Stock may be more volatile and may decline.

If New Global fails to maintain an effective system of disclosure controls and internal control over financial reporting, New Global’s ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired, which may adversely affect investor confidence in New Global and, as a result, the market price of New Global Common Stock.

As a public company, New Global will be required to comply with the requirements of the Sarbanes-Oxley Act, including, among other things, that New Global maintain effective disclosure controls and procedures and internal control over financial reporting. The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those required of Global Hydrogen as a privately held company. The Company continues to develop and refine its disclosure controls and other procedures that are designed to ensure that information New Global is required to disclose in the reports that New Global will file with the SEC is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to New Global’s management, including New Global’s principal executive and financial officers.

The Company must continue to improve its internal control over financial reporting. New Global will be required to make a formal assessment of the effectiveness of its internal control over financial reporting and once New Global ceases to be an emerging growth company, New Global will be required to include an attestation report on internal control over financial reporting issued by New Global’s independent registered public accounting firm. To achieve compliance with these requirements within the prescribed time period, New Global will be engaging in a process to document and evaluate New Global’s internal control over financial reporting, which is both costly and challenging. In this regard, New Global will need to continue to dedicate internal resources, potentially engage outside consultants and adopt a detailed work plan to assess and document the adequacy of New Global’s internal control over financial reporting, validate through testing that controls are functioning as documented and implement a continuous reporting and improvement process for internal control over financial reporting. There is a risk that New Global will not be able to conclude, within the prescribed time period or at all, that New Global’s internal control over financial reporting is effective as required by Section 404 of the Sarbanes-Oxley Act. Moreover, New Global’s testing, or the subsequent testing by New Global’s independent registered public accounting firm, may reveal additional deficiencies in New Global’s internal control over financial reporting that are deemed to be material weaknesses.

Any failure to implement and maintain effective disclosure controls and procedures and internal control over financial reporting, including the identification of one or more material weaknesses, could cause investors to lose confidence in the accuracy and completeness of New Global’s financial statements and reports, which would likely adversely affect the market price of New Global Common Stock. In addition, New Global could be subject to sanctions or investigations by Nasdaq, the SEC and other regulatory authorities.

If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of Dune’s securities prior to the Closing may decline. The market values of New Global’s securities at the time of the Business Combination may vary significantly from their prices on the date the Purchase Agreement was executed, the date of this proxy statement, or the date on which Dune’s stockholders vote on the Business Combination Proposal and the other proposals presented to them.

Following the Business Combination, fluctuations in the price of New Global’s securities could contribute to the loss of all or part of your investment. The valuation Dune has ascribed to the Company in the Business Combination may not be indicative of the price that will be implied in the trading market for New Global’s securities following the Business Combination. If an active market for New Global’s securities develops and continues after the Business Combination, the trading price of such securities could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond New Global’s control. Any of the factors listed below could have a material adverse effect on your investment in New Global’s securities and New Global’s securities may trade at prices significantly below the price you paid for them or that were implied by the conversion of the Company’s capital stock you owned into New Global’s securities as a result of the Business Combination. In such circumstances, the trading price of New Global’s securities may not recover and may experience a further decline.

Factors affecting the trading price of New Global’s securities may include:

•        general economic and political conditions such as recessions, inflation, fuel prices, prices of feedstock for hydrogen production, international currency fluctuations and acts of war or terrorism;

•        actual or anticipated changes or fluctuations in New Global’s operating results, changes in the market’s expectations about New Global’s operating results; or failure to meet the expectation of securities analysts or investors in a particular period;

•        announcements by New Global or its competitors of new technology, features, or services;

•        competitors’ performance;

•        developments or disputes concerning New Global’s intellectual property or other proprietary rights;

•        actual or perceived data security breaches or other data security incidents;

•        announced or completed acquisitions of businesses by New Global or its competitors;

•        actual or anticipated fluctuations in New Global’s quarterly financial results or the quarterly financial results of companies perceived to be similar to it;

•        any actual or anticipated changes in the financial projections New Global may provide to the public or New Global’s failure to meet those projections

•        any major change in New Global’s Board or management;

•        changes in laws and regulations affecting New Global’s business actual or anticipated developments in New Global’s business, its competitors’ businesses, or the competitive landscape generally and any related market speculation;

•        litigation involving New Global, its industry or both;

•        governmental or regulatory actions or audits;

•        regulatory or legal developments in the United States;

•        announcement or expectation of additional financing efforts;

•        changes in accounting standards, policies, guidelines, interpretations, or principles;

•        New Global’s ability to meet compliance requirements;

•        investor perceptions of us and the industries in which we or our customers operate, including perceptions of our ESG attributes;

•        the impact of the ongoing COVID-19 pandemic on New Global’s business;

•        the public’s reaction to New Global’s press releases, other public announcements, and filings with the SEC;

•        operating and share price performance of other companies that investors deem comparable to New Global;

•        price and volume fluctuations in the overall stock market from time to time;

•        changes in operating performance and stock market trading volumes and trading prices of other energy companies generally, or those in the renewables or industrial gas industries in particular;

•        changes in financial estimates and recommendations by securities analysts concerning New Global or the energy industry in general;

•        changes in New Global’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of New Global Common Stock available for public sale;

•        sales of shares of New Global Common Stock by New Global or its stockholders;

•        expiration of market stand-off or lock-up agreements;

•        sales of substantial amounts of shares of New Global Common Stock by New Global’s directors, executive officers, or significant stockholders or the perception that such sales could occur;

•        failure of securities analysts to maintain coverage of New Global; and

•        the other risk factors under “Risk Factors”.

Broad market and industry factors may materially harm the market price of New Global’s securities irrespective of New Global’s operating performance. The stock markets in general, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks and of New Global’s securities may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to New Global could depress New Global’s share price regardless of New Global’s business, prospects, financial conditions, or results of operations. A decline in the market price of New Global’s securities also could adversely affect New Global’s ability to issue additional securities and New Global’s ability to obtain additional financing in the future.

Insiders will continue to have substantial influence over New Global after the Closing, which could limit your ability to affect the outcome of key transactions, including a change of control.

Upon the Closing, and assuming no redemptions from Dune’s Trust Account, New Global’s executive officers, directors and their affiliates will beneficially own approximately 79.2% of New Global Common Stock outstanding, representing approximately 79.2% of the voting power thereof.

As a result, these stockholders, if they act together, will be able to influence New Global’s management and affairs and all matters requiring stockholder approval, including the election of directors, amendments of New Global’s organizational documents, and approval of significant corporate transactions. They may also have interests that differ from yours and may vote in a way with which you disagree and which may be adverse to your interests. This concentration of ownership may have the effect of delaying, preventing, or deterring a change in control of New Global and might affect the market price of New Global Common Stock. In addition, Dune’s Sponsor will have the right under the Nomination Agreement to nominate two directors to New Global’s Board following the Closing. This control could have the effect of delaying or preventing a change of control of New Global or changes in its management and will make the approval of certain transactions difficult or impossible without the support of these stockholders and their votes.

The numbers of shares and percentage interests set forth above are based on a number of assumptions, including: (1) that Dune does not issue any additional equity securities prior to the Business Combination; and (2) that there are no future exercises of Dune’s warrants. If the actual facts differ from these assumptions, the numbers of shares and percentage interests set forth above will be different.

If securities or industry analysts either do not publish research about New Global or publish inaccurate or unfavorable research about New Global, New Global’s business or New Global’s market, or if they adversely change their recommendations regarding New Global Common Stock, the trading price or trading volume of New Global Common Stock could decline.

The trading market for New Global Common Stock will be influenced in part by the research and reports that securities or industry analysts may publish about us, New Global’s business, New Global’s market, or New Global’s competitors. If one or more securities analysts initiate research with an unfavorable rating or downgrade New Global Common Stock, provide a more favorable recommendation about New Global’s competitors or publish inaccurate or unfavorable research about New Global’s business, New Global Common Stock price would likely decline. If few securities analysts commence coverage of us, or if one or more of these analysts cease coverage of New Global, or fail to publish reports on New Global regularly, New Global could lose visibility in the financial markets and demand for New Global’s securities could decrease, which in turn could cause the price and trading volume of New Global Common Stock to decline.

Management of Global Hydrogen have potential conflicts of interest in negotiating the transaction.

When you consider Global Hydrogen management’s position and negotiation in favor of the Business Combination, you should keep in mind that Global Hydrogen’s management has interests in the Business Combination. These interests include, among other things, the interests listed below:

•        William Bennett Nance, Jr. is both the Chief Executive Officer of Global Hydrogen and a member of the Dune Board and the chairman of the audit committee of the Dune Board. Accordingly, due to Mr. Nance’s influence over and affiliation with both companies, there may be a conflict of interest inherent in the selection of a target company by Dune, the selection of an acquiror by Global Hydrogen, and the negotiation of the terms of the Business Combination by both parties. To address this potential conflict of interest, Mr. Nance has recused himself from Dune’s material deliberations with respect to the Business Combination.

•        Global Hydrogen’s management is, or may in the future become, affiliated with entities that are engaged in a similar business to Global Hydrogen. Global Hydrogen’s directors and officers also may become aware of business opportunities which may be appropriate for presentation to Global Hydrogen, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in Global Hydrogen’s favor and such potential business opportunities may be presented to other entities prior to their presentation to Global Hydrogen, subject to applicable fiduciary duties under Delaware law.

•        William Bennett Nance, Jr. is the Chief Executive Officer of Global Hydrogen and is expected to be, along with Mr. Glatt and others, a director of New Global after the consummation of the Business Combination. As such, Mr. Nance may receive compensation for his role at Global Hydrogen and/or fees for his service on the Dune Board, which may consist of cash or stock-based awards, and any other remuneration that the New Global board of directors determines to pay to its non-employee directors.

•        Global Hydrogen’s management will receive material benefits from the completion of an initial business combination and may be incentivized to complete the Transactions with Dune rather than other strategic alternatives, even if Dune is a less favorable acquiror.

•        Global Hydrogen’s existing management will be eligible for continued indemnification and continued coverage under Dune’s directors’ and officers’ liability insurance after the Business Combination and pursuant to the Purchase Agreement.

A significant portion of New Global’s total outstanding shares is restricted from immediate resale but may be sold into the market in the near future, which could cause the market price of New Global Common Stock to decline significantly, even if New Global’s business is doing well.

The market price of New Global Common Stock could decline as a result of sales of a large number of shares of New Global Common Stock in the market after the Closing, or the perception that these sales could occur. Upon consummation of the Business Combination, the Sellers will receive 4,800,000 shares of Dune Class B Common Stock, which will be exchangeable for shares of Dune Class A Common Stock on a one-for-one basis. At any time after the expiration of a lock-up to which such shares are subject, certain stockholders will be entitled, under the Registration Rights Agreement, to certain rights with respect to the registration of the offer and sale of those shares under the Securities Act, including requesting New Global file a registration statement to register the offer and sale of their shares. Following completion of the Business Combination, based on the number of shares of New Global’s capital stock outstanding as of            , 2023, the shares covered by registration rights will represent approximately            % of New Global’s outstanding common stock, assuming no redemptions from Dune’s Trust Account.

In addition, New Global intends to file a registration statement to register shares reserved for future issuance under New Global’s equity compensation plans. Upon effectiveness of that registration statement, subject to the satisfaction of applicable vesting restrictions and the expiration or waiver of the market standoff agreements and lock-up agreements referred to above, the shares issued upon exercise of outstanding stock options, restricted stock unit awards, and warrants or the vesting of other equity awards granted under such plans will be available for immediate resale in the public market.

Sales of New Global Common Stock as restrictions end or pursuant to registration rights may make it more difficult for New Global to sell equity securities in the future at a time and at a price that New Global deems appropriate. These sales also could cause the trading price of New Global Common Stock to fall and make it more difficult for you to sell shares of New Global Common Stock at a time and price that you deem appropriate.

Dune’s Sponsor, directors, officers, advisors or their affiliates may enter into certain transactions, including purchasing shares or warrants from the public, which may influence the outcome of the Business Combination and reduce the public “float” of the shares of common stock of Dune.

At any time at or prior to the Business Combination, subject to applicable securities laws (including with respect to material nonpublic information), Dune’s Sponsor, directors, officers, advisors or their affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Business Combination. Any such transactions would only be made in compliance with the Exchange Act and the applicable rules, including Rule 14e-5, and regulations promulgated thereunder. However, Dune’s Sponsor, directors, officers, advisors or their affiliates have no current commitments, plans, or intentions to engage in such purchases of additional public shares in privately negotiated transactions or in the open market and have not formulated any plans or proposals for any such transactions. The purpose of these purchases would be to increase the amount of cash available to Dune for use in the Business Combination.

In the event that Dune’s Sponsor, directors, officers, advisors or their affiliates purchase public shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their public shares. To the extent that the redemption of public shares would constitute a tender offer under the Exchange Act, any purchases of public shares by Dune’s Sponsor, directors, officers, advisors or their affiliates outside of the tender offer will be made in compliance with the rules, regulations and interpretations promulgated by the SEC with respect to such purchases and any public shares purchased by Dune’s Sponsor, directors, officers, advisors or their affiliates during the tender offer period but outside of the tender offer will not be voted in favor of the Business Combination.

In addition, if such purchases are made, the public “float” of shares of common stock of Dune or Dune warrants and the number of beneficial holders of Dune’s securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing, or trading of Dune’s securities on a national securities exchange.

Because there are no current plans to pay cash dividends on New Global Common Stock for the foreseeable future, you may not receive any return on investment unless you sell your New Global Common Stock at a price greater than what you paid for it.

New Global intends to retain future earnings, if any, for future operations, expansion, and debt repayment and there are no current plans to pay any cash dividends for the foreseeable future. The declaration, amount and payment of any future dividends on shares of New Global Common Stock will be at the sole discretion of New Global’s Board. New Global’s Board may take into account general and economic conditions, New Global’s financial condition and results of operations, New Global’s available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax and regulatory restrictions, implications of the payment of dividends by New Global to its stockholders or by its subsidiaries to it, and such other factors as New Global’s Board may deem relevant. As a result, you may not receive any return on an investment in New Global Common Stock unless you sell your New Global Common Stock for a price greater than that which you paid for it.

New Global stockholders may experience dilution in the future.

The percentage of shares of New Global Common Stock owned by current stockholders may be diluted in the future because of equity issuances for acquisitions, capital market transactions, or otherwise, including, without limitation, equity awards that New Global may grant to its directors, officers, and employees, exercise of New Global warrants.

New Global may be eligible for certain potentially beneficial certifications if it is a minority-owned business. New Global may not be able to retain such status in the future.

New Global may be a minority-owned business, and as such New Global may be eligible for certain certifications which may improve its business prospects. Because such certification would depend on the composition of the ownership of New Global, in the future New Global may not retain such beneficial certification as the composition of the ownership may be altered through dilution, sale of equity, or other events affecting the ownership of equity in New Global.

The New Global Proposed Charter provides, subject to limited exceptions, that the Court of Chancery will be the sole and exclusive forum for certain stockholder litigation matters, which could limit New Global’s stockholders’ ability to obtain a chosen judicial forum for disputes with New Global or its directors, officers, employees or stockholders.

The Proposed Charter of New Global will require, to the fullest extent permitted by law, that derivative actions brought in New Global’s name, actions against directors, officers and employees for breach of fiduciary duty, actions asserting an “internal corporate claim,” as defined in Section 115 of the DGCL, and other similar actions may be brought in the Court of Chancery or, if that court lacks subject matter jurisdiction, another federal or state court situated in the State of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of New Global’s capital stock shall be deemed to have notice of and consented to the forum provisions in the Proposed Charter. In addition, the Proposed Charter and New Global Bylaws will provide that the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act and the Exchange Act. While the exclusive forum provision does not restrict the ability of stockholders to bring claims under the Securities Act, it may limit stockholders’ ability to bring a claim in the judicial forum that they find favorable and may increase certain litigation costs on the stockholders, which may discourage the filing of claims under the Securities Act against New Global, its directors and officers.

In March 2020, the Delaware Supreme Court issued a decision in Salzburg et al. v. Sciabacucchi, which found that an exclusive forum provision providing for claims under the Securities Act to be brought in federal court is facially valid under Delaware law. It is unclear whether this decision will be appealed, or what the final outcome of this case will be. New Global intends to enforce this provision, but it does not know whether courts in other jurisdictions will agree with this decision or enforce it.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with New Global or any of its directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in the Proposed Charter to be inapplicable or unenforceable in an action, New Global may incur additional costs associated with resolving such action in other jurisdictions, which could harm its business, operating results and financial condition.

Additionally, it is uncertain whether this choice of forum provision is enforceable. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. In light of this uncertainty, investors bringing a claim may face certain additional risks, including increased costs and uncertainty of litigation outcomes.

Anti-takeover provisions in New Global’s organizational documents could delay or prevent a change of control.

Certain provisions of the Proposed Charter and the New Global Bylaws to become effective upon the consummation of the Business Combination may have an anti-takeover effect and may delay, defer or prevent a merger, acquisition, tender offer, takeover attempt or other change of control transaction that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by New Global’s stockholders.

These provisions provide for, among other things:

•        the ability of New Global’s board of directors to issue one or more series of preferred stock;

•        a classified board;

•        advance notice for nominations of directors by stockholders and for stockholders to include matters to be considered at New Global’s annual meetings;

•        certain limitations on convening special stockholder meetings;

•        limiting the persons who may call special meetings of stockholders;

•        limiting the ability of stockholders to act by written consent; and

•        New Global’s board of directors have the express authority to make, alter or repeal the New Global Bylaws.

These anti-takeover provisions could make it more difficult or frustrate or prevent a third party from acquiring New Global, even if the third party’s offer may be considered beneficial by many of New Global’s stockholders. Additionally, the provisions may frustrate or prevent any attempts by New Global stockholders to replace or remove its current management by making it more difficult for stockholders to replace members of New Global’s board of directors, which is responsible for appointing the members of its management. As a result, New Global’s stockholders may be limited in their ability to obtain a premium for their shares. These provisions could also discourage proxy contests and make it more difficult for you and other stockholders to elect directors of your choosing and to cause New Global to take other corporate actions you desire. See “Description of New Global Securities”.

Claims for indemnification by New Global’s directors and officers may reduce New Global’s available funds to satisfy successful third-party claims against New Global and may reduce the amount of money available to New Global.

New Global’s organizational documents will provide that New Global will indemnify its directors and officers, in each case to the fullest extent permitted by Delaware law.

In addition, as permitted by Section 145 of the DGCL, the amended and restated bylaws and its indemnification agreements that it will enter into with its directors and officers will provide that:

•        New Global will indemnify its directors and officers for serving New Global in those capacities or for serving other business enterprises at its request, to the fullest extent permitted by Delaware law. Delaware law provides that a corporation may indemnify such person if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the registrant and, with respect to any criminal proceeding, had no reasonable cause to believe such person’s conduct was unlawful;

•        New Global may, in its discretion, indemnify employees and agents in those circumstances where indemnification is permitted by applicable law;

•        New Global will be required to advance expenses, as incurred, to its directors and officers in connection with defending a proceeding, except that such directors or officers shall undertake to repay such advances if it is ultimately determined that such person is not entitled to indemnification;

•        New Global will not be obligated pursuant to the New Global Bylaws to indemnify a person with respect to proceedings initiated by that person against New Global or its other indemnitees, except with respect to proceedings authorized by its board of directors or brought to enforce a right to indemnification;

•        the rights conferred in the amended and restated bylaws are not exclusive, and New Global is authorized to enter into indemnification agreements with its directors, officers, employees and agents and to obtain insurance to indemnify such persons; and

•        New Global may not retroactively amend its bylaw provisions to reduce its indemnification obligations to directors, officers, employees and agents.

We may incur debt in the future, and our ability to satisfy our obligations thereunder remains subject to a variety of factors, many of which are not within our control.

We may seek to incur debt in the future in order to fund our exploration and operational programs, which would reduce our financial flexibility and could have a material adverse effect on our business, financial condition or results of operation.

Should we incur debt, our ability to satisfy any resulting debt obligations and to reduce our level of indebtedness will depend on future performance. General economic conditions, mineral prices, and financial, business and other factors will have an impact on our operations and future performance, and many of these factors are beyond our control. As such, we cannot assure investors that we will be able to generate sufficient cash flow to pay the interest on any debt, or that future working capital, borrowings, or equity financing will be available to pay or refinance such debt or meet future debt covenants. Factors that will affect our ability to raise cash through an offering of securities or a refinancing of any debt include financial market conditions, the value of our assets, and our performance at the time we are seeking to raise capital. We cannot assure investors that we will have sufficient funds to make such payments. If we do not have sufficient funds and are otherwise unable to negotiate renewals of our current borrowings or to arrange for new financing, we might be required to take measures to generate liquidity, such as selling some or all of our assets. Any such sales could have a material adverse effect on our business, operations and financial results. Moreover, failure to obtain additional financing, if required, on a timely basis, could cause us to reduce or delay our proposed operations.

We may need to raise additional capital in order to complete our programs and commence commercial operations and there is no assurance that we will be able to obtain adequate financing in the future or that such financing will be available to us on advantageous terms.

Nasdaq may delist New Global’s securities from trading on its exchange, which could limit investors’ ability to make transactions in New Global’s securities and subject New Global to additional trading restrictions.

Dune’s securities are currently listed on Nasdaq and it is anticipated that, following the Business Combination, New Global’s securities will be listed on Nasdaq. However, Dune cannot assure you that its securities will continue to be listed on Nasdaq prior to the Business Combination or that New Global’s securities will continue to be listed on Nasdaq following the Business Combination. In order to continue listing its securities on Nasdaq, Dune must maintain certain financial, distribution and stock price levels. Generally, Dune must maintain a minimum number of holders of its securities (generally 300 public holders). Additionally, in connection with the Business Combination, New Global will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of New Global’s securities on Nasdaq. Generally, New Global must maintain a minimum amount of stockholders’ equity (generally $4.0 million) and a minimum number of holders of its securities (generally 300 unrestricted, round-lot holders). We may be unable to meet those initial listing requirements at that time, and Dune cannot assure you that New Global will be able to meet those initial listing requirements at that time.

If we redeem our public shares in an amount in excess of the current Redemption Limitation and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Dune’s public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If Nasdaq delists New Global’s securities from trading on its exchange and New Global is not able to list its securities on another national securities exchange, Dune expects New Global’s securities could be quoted on an over-the-counter market. If this were to occur, New Global could face significant material adverse consequences, including:

•        a limited availability of market quotations for its securities;

•        reduced liquidity for its securities;

•        a determination that New Global Common Stock constitutes a “penny stock” which will require brokers trading in New Global Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for New Global’s securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Although New Global will not be a “controlled company” within the meaning of the Nasdaq rules, New Global might become a “controlled company” in the future, and, as a result, New Global stockholders may not have certain corporate governance protections that are available to stockholders of companies that are not controlled companies.

If more than 50% of the voting power for the election of New Global’s directors is held by an individual, a group or another company, New Global will become a “controlled company” within the meaning of the Nasdaq corporate governance standards. The Sponsor and William Bennett Nance, Jr. are expected to hold approximately 79.2% of the combined voting power of New Global immediately following the Closing, assuming no options or warrants to purchase shares of New Global Common Stock are exercised and assuming no redemptions. The Sponsor and William Bennett Nance, Jr. have no agreement or arrangement to act together with respect to voting of the New Global Common Stock, and thus they have not formed a “group” for purposes of controlled company status. Although no individual, group or other company will have more than 50% of the voting power of New Global, the Sponsor and William Bennett Nance, Jr. may in the future decide to act as a group, and this concentration of voting power would cause New Global to become a “controlled company” within the meaning of the Nasdaq corporate governance standards.

As a result, if New Global becomes a “controlled company” within the meaning of the Nasdaq corporate governance standards, then New Global will not be subject to certain requirements that would otherwise require it to have, among other things: (i) a majority of its board of directors consist of “independent directors” as defined under the rules of Nasdaq; (ii) a compensation committee that is composed entirely of directors who meet the Nasdaq independence standards for compensation committee members; and (iii) director nominations made, or recommended to the full board of directors, by its independent directors or by a nominations committee that consists entirely of independent directors.

The financial projections in this proxy statement may not prove to be reflective of actual future results.

This proxy statement contains projections and forecasts prepared by Dune and Global Hydrogen. None of the projections and forecasts included in this proxy statement have been prepared with a view toward public disclosure other than to certain parties involved in the Business Combination or toward complying with SEC guidelines or GAAP. Accordingly, such projections and forecasts should not be viewed as public guidance. The projections and forecasts were prepared based on numerous variables and assumptions which are inherently uncertain and may be beyond the control of Dune and Global Hydrogen and exclude, among other things, transaction-related expenses. Important factors that may affect actual results and results of New Global’s operations following the Business Combination, or could lead to such projections and forecasts not being achieved include, but are not limited to: customer demand for New Global’s products; an evolving competitive landscape; rapid technological change; margin shifts in the industry; regulatory changes; successful management and retention of key personnel; unexpected expenses; and general economic conditions. While Dune and Global Hydrogen assume responsibility for the accuracy and completeness of the projections and forecasts to the extent included in this proxy statement, investors are cautioned not to place undue reliance on the projections, as the projections may be materially different than actual results.

Following the Closing, New Global will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and operating results.

Following the consummation of the Business Combination, New Global will face increased legal, accounting, administrative and other costs and expenses as a public company that Global Hydrogen does not incur as a private company and these expenses may increase even more after New Global is no longer an “emerging growth company.” The Sarbanes-Oxley Act, including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations promulgated and to be promulgated thereunder, the Public Company Accounting Oversight Board (United States) and the securities exchanges and the listing standards of the Nasdaq, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time consuming and could require the management team of New Global to devote significant time and resources to such compliance. A number of those requirements will require New Global to carry out activities Global Hydrogen has not done previously. For example, New Global will create new board committees, enter into new insurance policies and adopt new internal controls and disclosure controls and procedures. In addition, expenses associated with SEC reporting requirements will be incurred. New Global may be required to expand its staff to ensure that its workforce has the requisite experience to implement these changes.

Furthermore, if any issues in complying with those requirements are identified (for example, if management or New Global’s independent registered public accounting firm identifies a material weakness or significant deficiency in the internal control over financial reporting), New Global could incur additional costs rectifying those issues, the existence of those issues could adversely affect New Global’s reputation or investor perceptions of it and it may be more expensive to obtain director and officer liability insurance. Risks associated with New Global’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the New Global Board or as executive officers.

In addition, as a public company, New Global may be subject to stockholder activism, which can lead to substantial costs, distract management and impact the manner in which New Global operates its business in ways Global Hydrogen does not currently anticipate. As a result of disclosure of information in this proxy statement and in filings required of a public company, New Global’s business and financial condition will become more visible, which may result in threatened or actual litigation, including by competitors and other third parties. If such claims are successful, New Global’s business and results of operations could be materially adversely affected and even if the claims do not result in litigation or are resolved in New Global’s favor, these claims and the time and resources necessary to resolve them could divert the resources of New Global’s management and adversely affect its business and results of operations. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require New Global to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

Risks Related to Dune and the Business Combination

Unless the context otherwise requires, references in this subsection “— Risks Related to Dune and the Business Combination” to “we,” “us,” “our,” and “the Company” generally refer to Dune in the present tense or New Global from and after the Business Combination.

We have identified the following risks and uncertainties that may have a material adverse effect on our business, financial condition, results of operations or reputation. The risks described below are not the only risks we face. Additional risks not presently known to us or that we currently believe are not material may also significantly affect our business, financial condition, results of operations or reputation. Our business could be harmed by any of these risks. In assessing these risks, you should also refer to the other information contained in this proxy statement, including our consolidated financial statements and related notes.

There are material risks to unaffiliated investors presented by taking Global Hydrogen public through a Business Combination rather than through an underwritten offering.

Global Hydrogen will become a publicly listed company upon the completion of the Business Combination. The Business Combination and the transactions described in this proxy statement are not an underwritten initial public offering. Unaffiliated investors are subject to certain material risks as a result of the target going public through an acquisition rather than through a traditional underwritten offering. These risks include the absence of operational diligence by an underwriter, the absence of financial diligence by an underwriter, the absence of comfort letters delivered by Global Hydrogen’s independent auditors and the absence of liability for any material misstatements or omissions in a registration statement. All of these differences from an underwritten public offering of Global Hydrogen’s securities could result in a more volatile price for the post-combination company’s common stock. Accordingly, unaffiliated investors in Global Hydrogen will not receive the benefit of these protections that would be present in a traditional underwritten offering.

Further, we will not conduct a traditional “roadshow” with underwriters prior to the opening of initial post-Closing trading of New Global Common Stock on Nasdaq. There can be no guarantee that any information made available in this proxy statement and/or otherwise disclosed or filed with the SEC will have the same impact on investor education as a traditional “roadshow” conducted in connection with an underwritten initial public offering. As a result, there may not be efficient or sufficient price discovery with respect to Global Hydrogen’s units or sufficient demand among potential investors immediately after the closing, which could result in a more volatile price for the Company’s common stock.

In addition, the Sponsor and our officers and directors as well as their respective affiliates have interests in the Business Combination that are different from or are in addition to our stockholders and that would not be present in an underwritten public offering of Global Hydrogen’s securities. Such interests may have influenced our Board (other than the Recused Director) in making their recommendation that you vote for the approval of the Business Combination Proposal and the other proposals described in this proxy statement.

Such differences from an underwritten public offering may present material risks to unaffiliated investors that would not exist if Global Hydrogen became a publicly listed company through an underwritten initial public offering instead of upon completion of the Business Combination.

The Sponsor and Dune’s directors and executive officers who hold founder shares and/or private placement warrants may receive a positive return on the founder shares and/or private placement warrants even if Dune’s public stockholders experience a negative return on their investment after consummation of the Business Combination.

If Dune is able to complete a business combination within the required time period, the Sponsor and Dune’s directors and executive officers who hold founder shares and/or private placement warrants may receive a positive return on their investments which were acquired prior to the IPO, or concurrently with completion of the IPO, even if Dune’s public stockholders experience a negative return on their investment in Dune Common Stock after consummation of the Business Combination.

Directors and officers of Dune have potential conflicts of interest in recommending that stockholders vote for the Business Combination and the other proposals described in this proxy statement.

When considering our Board’s (other than the Recused Director) recommendation that Dune’s stockholders vote for the Business Combination, our stockholders should be aware that our directors and officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

•        Our Sponsor will lose its entire investment in us if we do not complete a business combination within the Completion Window.

•        Prior to the IPO, the Sponsor paid $25,000 in consideration for 4,312,500 founder shares, or approximately $0.006 per share. The 4,312,500 founder shares have an aggregate market value of approximately $            based upon the closing per-share price of $            on Nasdaq on            , 2023, the record date.

•        Simultaneously with the consummation of our IPO, we sold 4,850,000 warrants, each exercisable to purchase one share of our Class A Common Stock at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $4,850,000 to our Sponsor. Upon the closing, each warrant will become exercisable to purchase one share of New Global Common Stock at $11.50 commencing 30 days following the Closing. Such warrants have an aggregate market value of approximately $            based upon the closing per-warrant price of $            on Nasdaq on            , 2023, the record date.

•        In total, our Sponsor paid an aggregate of $4,875,000 to purchase securities with an aggregate market value of approximately $            based upon closing prices on Nasdaq on            , 2023, the record date (without taking into account any diminution in value resulting from the transfer restrictions on such securities).

•        Our Sponsor and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the Business Combination. In addition, our Sponsor and our officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if Dune fails to complete a business combination within the Completion Window. There will be no redemption rights or liquidating distributions with respect to the private placement warrants or public warrants, which will expire worthless if we fail to complete our initial business combination within the Completion Window.

•        The nominal purchase price paid by the Sponsor for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the Business Combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of the public shares is substantially less than $10.00 per share. As a result, the Sponsor is likely able to recoup its investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public stockholders, even if that business combination were with a riskier or less-established target business.

•        Carter Glatt, our Chief Executive Officer and Director, William Bennett Nance, Jr., our Director and Global Hydrogen’s Chief Executive Officer, Michael Castaldy, our Chief Financial Officer and Director, and Jeron Smith, our Director, are expected to serve as directors of New Global after the Closing. As such, in the future, they may receive any cash fees, stock options or stock awards that the New Global Board determines to pay its directors and/or officers.

•        On September 20, 2023, the Sponsor exchanged all 4,312,500 of its shares of Dune Class B Common Stock on one-for-one basis for 4,312,500 shares of Dune Class A common stock pursuant to the Sponsor Exchange. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. Because the Sponsor has agreed to vote in favor of the Business Combination, we would not need any public shares sold in the IPO to be voted in favor of the Business Combination in order for the Business Combination Proposal to be approved.

•        In connection with the Closing, we will enter into the Registration Rights Agreement, which will provide certain of the Company’s stockholders, including the holders of the founder shares, private placement warrants and shares of New Global Common Stock issuable upon conversion of the founder shares and private placement warrants, with registration rights.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

•        In connection with the Closing, our Sponsor would be entitled to the repayment of any working capital loan and advances that have been made to us and remain outstanding. As of the date of this proxy statement, our Sponsor has not made any advances to us for working capital expenses. If we do not complete an initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans.

•        Following the consummation of the Business Combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•        Upon the Closing, subject to the terms and conditions of the Purchase Agreement, our Sponsor, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Such reimbursable out-of-pocket expenses, if any, are not expected to be material. As of            , the total aggregate amount of out-of-pocket expenses expected to be repaid by Dune upon consummation of the Business Combination is $            .

•        Upon the completion of the Business Combination, Cantor and Needham, who acted as Dune’s underwriters in the IPO, have agreed to waive their right to receive any deferred underwriting commission. Newbridge, who acted as Dune’s financial advisor in connection with the Business Combination, will receive at the Closing, in the aggregate, $30,000 in its remaining fees in connection with certain financial advisory services provided to Dune. Newbridge will not receive such fees unless the Business Combination is successfully completed.

•        Given the differential in the purchase price that our Sponsor paid for the founder shares as compared to the price of the units sold in Dune’s IPO, our Sponsor and its affiliates may earn a positive rate of return on their investment even if the New Global Common Stock trades below the price initially paid for the units in Dune’s IPO and the public stockholders experience a negative rate of return following the completion of the Business Combination.

•        Pursuant to the Sponsor Agreement, Dune has agreed to indemnify the Sponsor for a period of six years after the Closing against any claims directly relating to the Business Combination arising from the Sponsor’s ownership of Dune’s equity securities or its control or ability to influence Dune, subject to certain limited exceptions.

These financial interests of our Sponsor, officers and directors and entities affiliated with them may have influenced their decision to approve the Business Combination. You should consider these interests when evaluating the Business Combination and the recommendation of our Board (other than the Recused Director) to vote for the Business Combination Proposal and other proposals to be presented to the stockholders.

Each of Cantor and Needham were to be compensated in connection with the consummation of an initial business combination by Dune, including the proposed transaction with Global Hydrogen, but have instead waived such compensation. Investors should not place any reliance on the fact that Cantor and Needham were previously engaged by Dune to serve as underwriters in the IPO, should not assume that Cantor and Needham are involved in the Business Combination and no inference should be drawn to this effect.

On June 14, 2022, Dune entered into the Amendment Letter with Cantor to amend the Underwriting Agreement, pursuant to which Cantor, as representative of the several underwriters named in the Underwriting Agreement, agreed to waive in full, on behalf of itself and Needham, the Deferred Discount. In its role as representative of the several underwriters named in the Underwriting Agreement, Cantor had the authority to bind Needham to the Deferred Discount Waiver, and no separate waiver was negotiated with Needham. Pursuant to the Amendment Letter, Dune agreed to grant Cantor with a right of first refusal to act as Dune’s capital markets advisor with an advisory fee of $3,800,000, subject to the conditions described therein. No similar right of refusal arrangement was requested by, or offered to, Needham.

Neither Cantor nor Needham nor any other investment bank has been engaged by Dune in connection with its proposed business combination with Global Hydrogen. Additionally, neither Cantor nor Needham reviewed or commented on, and otherwise were not involved in the preparation, analysis or review of, this proxy statement. Because Cantor and Needham were not involved in the preparation and review of this proxy statement, Dune’s investors will not have the benefit of their independent review and investigation of the disclosures provided in this proxy statement. Therefore, there can be no assurances that Cantor or Needham agree with such disclosure, and no inference can be drawn to this effect. We further note that unaffiliated investors are subject to certain material risks as a result of Global Hydrogen’s going public through a business combination rather than through an underwritten offering. See “— There are material risks to unaffiliated investors presented by taking Global Hydrogen public through a Business Combination rather than through an underwritten offering.”

As a result of the Deferred Discount Waiver, the aggregate amount of transaction fees payable by Dune at the consummation of an initial business combination, including the proposed business combination with Global Hydrogen, will be reduced by $6,037,500. The services provided by Cantor and Needham pursuant to the Underwriting Agreement related to the IPO were complete at the time of the Deferred Discount Waiver.

We believe that the Deferred Discount Waiver, including any waiver of fees for services that have already been rendered, is unusual. While neither Cantor nor Needham provided any detail as to the reasons for the Deferred Discount Waiver, and Dune did not seek out such reasons or engage in dialogue with Cantor or Needham to that effect, stockholders should be aware that such Deferred Discount Waiver may indicate that Cantor and Needham do not want to be associated with the disclosures in this proxy statement or any underlying business analysis related to the transactions described herein. Dune will not speculate about the reasons why Cantor and Needham forfeited fees after performing the work to earn such fees. Accordingly, stockholders should not place any reliance on the fact that Cantor and Needham were previously engaged by Dune to serve as underwriters in Dune’s IPO, should not assume that Cantor or Needham are involved in this transaction and no inference should be drawn to this effect.

Involvement of members of our management and companies with which they are affiliated in litigation unrelated to our business affairs could impact our ability to consummate an initial business combination.

Members of our management team and companies with which they are affiliated may be involved in litigation relating to their business affairs unrelated to our company. Such claims, and any other litigation unrelated to our business affairs involving members of our management, may be detrimental to our reputation and could negatively affect our ability to complete an initial business combination.

The Current Charter limits the application of the corporate opportunity doctrine under certain circumstances which may prevent certain business combination targets from being presented to and considered by Dune.

Each of Dune’s officers and directors presently has, and any of them in the future may have, additional fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in favor of Dune and a potential target business may be presented to another entity prior to its presentation to Dune. The Current Charter provides that Dune renounces its interest in any corporate opportunity offered to any of its directors or officers unless such opportunity is expressly offered to any such person solely in his or her capacity as a director or officer of Dune and such opportunity is one that Dune is legally and contractually permitted to undertake and would otherwise be reasonable for Dune to pursue, and to the extent such director or officer is permitted to refer that opportunity to Dune without violating any legal obligation.

With such limitation, there could be business combination targets that may be suitable or worth consideration for a combination with Dune but not offered due to a Dune director’s or officer’s duties to another entity. Dune is not aware of any such conflict or opportunity being presented to any director or officer of Dune nor does it believe that the waiver of the corporate opportunities doctrine otherwise had a material impact on its search for an acquisition target.

Our Sponsor and management team have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.

Our Sponsor owns approximately 78.5% of the total outstanding shares of Dune Common Stock. Our amended and restated certificate of incorporation, as amended, provides that an initial business combination will be approved if we receive the affirmative vote of a majority of the shares voted at the Special Meeting, including the founder shares. Our Sponsor, directors and members of the management team have entered into the Letter Agreement, and our Sponsor has entered into the Sponsor Agreement, pursuant to which holders of founder shares have agreed to vote “FOR” each of the proposals presented in connection with the Business Combination. As a result of the Letter Agreement and the Sponsor Agreement, in addition to our Sponsor’s founder shares, we would not need any public shares sold in the IPO to be voted in favor of the Business Combination in order for the Business Combination Proposal to be approved. Accordingly, the Letter Agreement and the Sponsor Agreement will increase the likelihood that we will receive the requisite stockholder approval for the Business Combination.

Our Sponsor, directors, executive officers, advisors and their affiliates may elect to purchase shares or public warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of our Class A Common Stock.

If we do not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, our Sponsor, directors, executive officers, advisors or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. There is no limit on the number of shares our Sponsor, directors, officer, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. However, other than as expressly stated herein, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase shares or public warrants in such transactions. Such purchases may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner.

In the event that our Sponsor, directors, executive officers, advisors or their affiliates purchase public shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their public shares. The purpose of these purchases would be to increase the amount of cash available to Dune for use in the Business Combination. We expect any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

In addition, if such purchases are made, the public “float” of our Class A Common Stock or public warrants and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Warrants will become exercisable for Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

Following the Business Combination, there will be 8,625,000 outstanding public warrants to purchase shares of our Class A Common Stock at an exercise price of $11.50 per share, which warrants will become exercisable commencing 30 days following the Closing. In addition, there will be 4,850,000 private placement warrants outstanding exercisable for 4,850,000 shares of our Class A Common Stock at an exercise price of $11.50 per share. To the extent such warrants are exercised, additional shares of our Class A Common Stock will be issued, which will result in dilution to the holders of our Class A Common Stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our Class A Common Stock, the impact of which is increased as the value of our stock price increases.

We may redeem the unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making the warrants worthless.

New Global will have the ability to redeem outstanding public warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of New Global Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date we give notice of redemption. If and when the warrants become redeemable by New Global, New Global may exercise the redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force holders to (i) exercise the warrants and pay the exercise price therefor at a time when it may be disadvantageous to do so, (ii) sell the warrants at the then-current market price when the holder might otherwise wish to hold onto such warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of the warrants. None of the private placement warrants will be redeemable by us so long as they are held by their initial purchasers or their permitted transferees.

Historical trading prices for our Class A Common Stock have varied between a low of approximately $            per share on            to a high of approximately $            per share on            , but have not approached the $18.00 per share threshold for redemption (which, as described above, would be required for 20 trading days within a 30 trading-day period after they become exercisable and prior to their expiration, at which point the public warrants would become redeemable). In the event that the Company elects to redeem all of the redeemable warrants as described above, the Company will fix a date for the redemption. Notice of redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the redemption date to the registered holders of the public warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in our warrant agreement shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable warrants will be notified of such redemption by our posting of the redemption notice to DTC.

Even if we consummate the Business Combination, there can be no assurance that the warrants will be in the money at the time they become exercisable, and they may expire worthless.

The exercise price for the outstanding warrants is $11.50 per share of New Global Common Stock. There can be no assurance that the warrants will be in the money following the time they become exercisable and prior to their expiration, and as such, the warrants may expire worthless.

Our stockholders will experience immediate dilution as a consequence of the issuance of New Global Common Stock as consideration in the Business Combination. Having a minority share position may reduce the influence that our current stockholders have on the management of New Global.

Assuming that no public stockholders exercise their redemption rights in connection with the Business Combination, immediately after the consummation of the Business Combination, our Sponsor and public stockholders will hold 5,494,554 shares of New Global Common Stock, or approximately 53.4% of the outstanding common stock. Assuming that our public stockholders exercise their redemption rights up to maximum amount permissible under the Purchase Agreement, our Sponsor and public stockholders will hold 4,312,500 shares of New Global Common Stock, or approximately 47.3% of the outstanding common stock.

There are currently outstanding an aggregate of 13,475,000 warrants to acquire our Class A Common Stock, which comprise 4,850,000 private placement warrants held by our Sponsor and 8,625,000 public warrants. Each of our outstanding warrants is exercisable commencing 30 days following the Closing for one share of our Class A Common Stock in accordance with its terms. Therefore, as of the date of this proxy statement, if we assume that each outstanding whole warrant is exercised and one share of Dune Class A Common Stock is issued as a result of such exercise, with payment of the exercise price of $11.50 per share, our fully-diluted share capital would increase by a total of 13,475,000 shares, with approximately $154,962,500 paid to exercise the warrants.

A provision of our warrant agreement may make it more difficult for us to consummate an initial business combination.

Unlike most blank check companies, if (x) we issue additional shares of Dune Class A Common Stock or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per share of Dune Class A Common Stock (with such issue price or effective issue price to be determined in good faith by our Board and, in the case of any such issuance to our initial stockholders or their affiliates, without taking into account any founder shares held by our initial stockholders or such affiliates, as applicable, prior to such issuance), (the “Newly Issued Price”) (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of our Class A Common Stock during the 20 trading-day period starting on the trading day after the day on which we consummate our initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below under “Description of New Global Securities — Warrants — Redemption of warrants when the price per share of common stock equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price. We do not currently anticipate raising additional equity financing prior to the consummation of the Business Combination, in which case this provision of our warrant agreement would not be triggered by the Business Combination. However, this provision of our warrant agreement may be triggered to the extent that we do raise additional equity financing prior to the consummation of the Business Combination.

Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by SPACs entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). Specifically, the SEC Staff Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing our warrants. As a result of the SEC Staff Statement, we re-evaluated the accounting treatment of our 8,625,000 public warrants and 4,850,000 private placement warrants, and determined to classify the warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings.

As a result, included on our balance sheet as of December 31, 2020 are derivative liabilities related to our warrants. Accounting Standards Codification 815, Derivatives and Hedging, provides for the remeasurement of the fair value of such derivatives at each balance sheet date, with a resulting non-cash gain or loss related to the change in the fair value being recognized in earnings in the statement of operations. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly, based on factors, which are outside of our control. Due to the recurring fair value measurement, we expect that we will recognize non-cash gains or losses on our warrants each reporting period and that the amount of such gains or losses could be material. The impact of changes in fair value on earnings may have an adverse effect on the market price of our common stock. In addition, potential targets may seek SPACs that do not have warrants that are accounted for as liability, which may make it more difficult for us to consummate an initial business combination with a target business.

We have identified a material weakness in our internal control over financial reporting. This material weakness could continue to adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Our management is likewise required, on a quarterly basis, to evaluate the effectiveness of our internal controls and to disclose any changes and material weaknesses identified through such evaluation in those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.

As described in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended by Amendment No. 1 to our Annual Report on Form 10-K/A for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, the Company’s management has concluded that our control around the interpretation and accounting for extinguishment of a significant contingent obligation was not effectively designed or maintained. This material weakness resulted in the restatement of the Company’s interim financial statements for the quarters ended June 30, 2022 and September 30, 2022. In addition, the subsequent restatement that was identified to correct the Consolidated Statements of Changes in Stockholders’ Deficit has been determined by management to also be a material weakness over financial reporting.

To respond to this material weakness, we have devoted significant effort and resources to the remediation and improvement of our internal control over financial reporting. Following the Closing, the combined company intends to take steps to remediate this material weakness, including plans to enhance processes to better evaluate our research and understanding of the nuances of the complex accounting standards that apply to our consolidated financial statements, enhance access to accounting literature, research materials and documents and increase communication among our personnel and third-party professionals with whom we consult regarding complex accounting applications. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects.

Any failure to maintain such internal control could adversely impact our ability to report our financial position and results from operations on a timely and accurate basis. If our financial statements are not accurate, investors may not have a complete understanding of our operations. Likewise, if our financial statements are not filed on a timely basis, we could be subject to sanctions or investigations by the stock exchange on which our common stock is listed, the SEC or other regulatory authorities. In either case, there could result a material adverse effect on our business. Ineffective internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our stock.

We can give no assurance that any additional material weaknesses or restatements of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls. In addition, even if we are successful in strengthening our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.

We may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.

As disclosed in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended by Amendment No. 1 to our Annual Report on Form 10-K/A for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended

June 30, 2023, we identified a material weakness in our internal control around the interpretation and accounting for extinguishment of a significant contingent obligation. This material weakness resulted in the restatement of the Company’s interim financial statements for the quarters ended June 30, 2022 and September 30, 2022. In addition, the subsequent restatement that was identified to correct the Consolidated Statements of Changes in Stockholders’ Deficit has been determined by management to also be a material weakness over financial reporting.

As a result of such material weaknesses and the prior restatement of our financial statements, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements. As of the date of this proxy statement, we have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on the business of the combined company and its results of operations and financial condition.

Subsequent to the consummation of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on Global Hydrogen, we cannot assure you that this diligence revealed all material issues that may be present in its business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our or New Global’s control will not later arise. As a result, New Global may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if the due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that New Global reports charges of this nature could contribute to negative market perceptions about New Global or its securities. In addition, charges of this nature may cause New Global to violate net worth or other covenants to which it may be subject as a result of assuming pre-existing debt held by Global Hydrogen or by virtue of obtaining debt financing to partially finance the initial Business Combination or thereafter. Accordingly, any of our stockholders who chooses to remain a stockholder of New Global following the Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation relating to the Business Combination contained an actionable material misstatement or material omission.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of Dune’s securities prior to the Closing may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Purchase Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination. Because the number of shares to be issued pursuant to the Purchase Agreement is based on the per share value of the amount in the Trust Account and will not be adjusted to reflect any changes in the market price of Dune Class A Common Stock, the market value of New Global Common Stock issued in the Business Combination may be higher or lower than the values of these shares on earlier dates.

In addition, following the Business Combination, fluctuations in the price of New Global’s securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for the stock of New Global and trading in the shares of our Class A Common Stock has not been active. Accordingly, the valuation ascribed to New Global in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of New Global securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and New Global securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Factors affecting the trading price of New Global’s securities may include:

•        actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•        changes in the market’s expectations about New Global’s operating results;

•        success of competitors;

•        operating results failing to meet the expectations of securities analysts or investors in a particular period;

•        changes in financial estimates and recommendations by securities analysts concerning New Global or the industry in which New Global operates in general;

•        operating and stock price performance of other companies that investors deem comparable to New Global;

•        ability to market new and enhanced products and services on a timely basis;

•        changes in laws and regulations affecting our business;

•        commencement of, or involvement in, litigation involving New Global;

•        changes in New Global’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of New Global Common Stock available for public sale;

•        any major change in New Global’s board or management;

•        sales of substantial amounts of New Global Common Stock by our or New Global’s directors, executive officers or significant stockholders or the perception that such sales could occur; and

•        general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and Nasdaq specifically, have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, you may not be able to sell your securities at or above the price at which it was acquired. A loss of investor confidence in the market for the stocks of other companies which investors perceive to be similar to New Global could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Our actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement.

The unaudited pro forma condensed combined financial information included in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Dune has received a delisting notice from Nasdaq, and if Nasdaq does not cancel the delisting actions, Dune’s securities might not be able to continue to be listed on Nasdaq prior to the Business Combination and could commence trading on an over-the-counter market, in which event, if not waived by Global Hydrogen as one of the closing conditions, Dune would not be able to consummate the Business Combination with Global Hydrogen.

On March 24, 2023, Dune received written notice (the “Notification Letter”) from the listing qualifications department of The Nasdaq Stock Market, stating that the market value of listed securities (“MVLS”) of Dune Class A Common Stock for the last 30 consecutive business days (from February 9, 2023 to March 23, 2023) was below the required minimum of $35.0 million for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(2) (the “MVLS

Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), Dune had 180 calendar days (or until September 20, 2023) to regain compliance (the “Compliance Period”). The Notification Letter stated that Nasdaq will close the matter and provide written confirmation that Dune has achieved compliance with the MVLS Rule if, at any time before September 20, 2023, Dune’s MVLS closes at $35.0 million or more for a minimum of 10 consecutive business days. Dune’s business operations were not affected by the receipt of the Notification Letter, and Dune monitored its Nasdaq listing between March 24, 2023 and September 20, 2023 and evaluated its available options to regain compliance with Nasdaq’s minimum MVLS within the Compliance Period.

On September 20, 2023, Dune and the Sponsor entered into the Sponsor Exchange Agreement. Pursuant to the Sponsor Exchange Agreement, on September 20, 2023, the Sponsor exchanged 4,312,500 shares of Dune Class B Common Stock, originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock on the terms and conditions set forth in the Sponsor Exchange Agreement. Pursuant to the terms of the Sponsor Exchange Agreement, the Sponsor Exchange Shares are subject to the same restrictions as applied to Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination. The Sponsor (and any permitted transferees of the Sponsor holding any Sponsor Exchange Shares) will not be entitled to receive any distributions (including, without limitation, any liquidating distributions) from Dune’s trust account in respect of the Sponsor Exchange Shares. Following the completion of the Sponsor Exchange on September 20, 2023, there were 5,494,554 shares of Dune Class A Common Stock issued and outstanding and no shares of Dune Class B Common Stock issued and outstanding. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. The Sponsor Exchange Agreement contains customary representations and warranties. The Sponsor Exchange Agreement also provides that Dune will register for resale under the Securities Act of 1933, as amended, the Sponsor Exchange Shares issued to the Sponsor in the Sponsor Exchange pursuant to Dune’s registration rights agreement.

The Sponsor Exchange increased the MVLS for Dune Class A Common Stock above the $35.0 million minimum MVLS required by the MVLS Rule, and Dune consummated the Sponsor Exchange on September 20, 2023 in order to regain compliance with the MVLS Rule.

However, on September 22, 2023, Dune received written notice from Nasdaq, stating that Dune had not regained compliance with the MVLS Rule within the Compliance Period in accordance with Nasdaq Listing Rule 5810(c)(3)(C) and the staff of the listing qualifications department of Nasdaq had determined to initiate procedures to delist Dune’s securities from Nasdaq due to Dune’s non-compliance. On September 22, 2023, Dune appealed Nasdaq’s delisting determination and expects Nasdaq to cancel the delisting actions.

If Nasdaq does not cancel the delisting actions, Dune’s securities might not be able to continue to be listed on Nasdaq prior to the Business Combination and could commence trading on an over-the-counter market. In such event, if Global Hydrogen does not waive the breach of the covenant that Dune use its commercially reasonable efforts to ensure that Dune remains listed as a public company on Nasdaq or the closing condition requiring Dune Common Stock to be listed on or approved for listing on Nasdaq (or, to the extent applicable, NYSE) under the Purchase Agreement, Dune may not be able to consummate the Business Combination with Global Hydrogen and will need to seek an alternative business combination to complete its initial business combination within the prescribed time period. Even if Global Hydrogen waives the breach of the covenant that Dune Common Stock remain listed on Nasdaq, it is uncertain if New Global will be able to meet Nasdaq’s initial listing requirements to list the securities of New Global on Nasdaq. Neither Global Hydrogen nor Dune intends to waive the closing condition requiring New Global’s securities to be listed on Nasdaq.

There can be no assurance that New Global Common Stock issued in connection with the Business Combination will be approved for listing on Nasdaq following the Closing, or that we will be able to comply with the continued listing standards of Nasdaq.

New Global Common Stock and warrants are expected to be listed on Nasdaq following the Business Combination. New Global’s continued eligibility for listing may depend on the number of our shares that are redeemed. If, after the Business Combination, Nasdaq denies New Global’s application to list its common stock on its exchange for failure to meet the listing standards, or if the parties to the Purchase Agreement mutually agree to waive the Closing condition that the shares of Dune’s Class A Common Stock be approved for listing on Nasdaq, we and our stockholders could face significant material adverse consequences including:

•        a limited availability of market quotations for our securities;

•        a determination that New Global Common Stock is a “penny stock,” which will require brokers trading in New Global Common Stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for New Global Common Stock;

•        a limited amount of analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The Current Charter states that we must complete our initial business combination by December 22, 2023. If we have not completed an initial business combination by then (or such later date as our stockholders may approve in accordance with the Current Charter), we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, our public stockholders may only receive approximately $10.00 per share and our warrants will expire worthless.

Our directors may decide not to enforce the indemnification obligations of our Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the funds held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

If our stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of our Class A Common Stock for a pro rata portion of the Trust Account.

Holders of public shares are not required to affirmatively vote against the Business Combination Proposal in order to exercise their rights to redeem their shares of Dune Class A Common Stock for a pro rata portion of the Trust Account and they are not required to hold public shares on the record date. In order to exercise their redemption rights, they are required to submit a request in writing and deliver their stock (either physically or electronically) to our Transfer Agent prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting). Stockholders electing to redeem their shares of Dune Class A Common Stock will receive their pro rata portion of the funds held in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, calculated as of two business days prior to the anticipated consummation of the Business Combination.

There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the cash held in Dune’s Trust Account will put the stockholder in a better future economic position.

We can give no assurance as to the price at which a stockholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative initial business combination. Certain events following the consummation of any initial business combination, including the Business Combination and the redemptions of public shares, may cause an increase or decrease in Dune’s share price, and may result in a lower value realized now than a stockholder of Dune might realize in the future had the stockholder not redeemed its shares. Similarly, if a stockholder does not redeem its shares, such stockholder will bear the risk of ownership of New Global Common Stock after the consummation of the Business Combination, and there can be no assurance that a stockholder can sell his, her or its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult his, her or its own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

Our public stockholders will experience dilution as a consequence of the issuance of common stock as consideration in the Business Combination and may experience dilution from several additional sources in connection with and after the Business Combination, and having a minority share position may reduce the influence that the public stockholders have on the management of New Global.

The issuance of additional shares of New Global Common Stock in the Business Combination will dilute the equity interests of the public stockholders and may adversely affect prevailing market prices for the public shares and public warrants. The public stockholders who do not redeem their public shares may experience dilution from several additional sources to varying degrees in connection with, and after, the Business Combination, including in each of the following instances:

•        approximately 4,800,000 shares of New Global Common Stock are anticipated to be issued to Sellers as consideration in the Business Combination, valued at $10.00 per share. This represents approximately 46.6% of the number of shares of New Global Common Stock that will be outstanding following the consummation of the Business Combination (assuming that no public stockholders exercise redemption rights with respect to their public shares, referred to herein as the “no redemption scenario”) or approximately 52.7% of the number of shares of New Global Common Stock that will be outstanding following the consummation of the Business Combination (assuming that public stockholders holding 1,182,054 public shares will exercise their redemption rights, referred to herein as the “maximum redemption scenario”).

•        an aggregate of 13,475,000 warrants will be outstanding following the Business Combination. The shares of New Global Common Stock underlying the warrants represent approximately 56.7%, or approximately 59.7%, of the fully-diluted number of shares of New Global Common Stock immediately following the consummation of the Business Combination, assuming the no redemption scenario and the maximum redemption scenario, respectively.

•        Assuming no redemptions from Dune’s Trust Account, New Global will reserve approximately 8.7% of the number of outstanding shares of New Global Common Stock on a fully diluted basis (as of immediately following the Business Combination) pursuant to the Incentive Plan. The granted awards, when vested and settled or exercisable, may result in the issuance of additional shares up to the amount of the share reserve under the Incentive Plan.

•        New Global may determine, subject to the receipt of any stockholder or stock exchange approvals that may be required, to issue additional shares of New Global Common Stock or other equity securities of equal or senior rank in connection with privately negotiated transactions following the consummation of the Business Combination.

The unaudited pro forma condensed combined financial information contained herein assumes that the Dune stockholders approve the Business Combination. Pursuant to the Current Charter, the public stockholders may elect to redeem their public shares upon the Closing for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account. Dune cannot predict how many of its public stockholders will exercise their right to redeem their public shares for cash. Therefore, the unaudited pro forma condensed combined financial information present four redemption scenarios as follows:

•        Assuming No Redemption:    This presentation assumes that no public stockholders exercise redemption rights with respect to their public shares.

•        Assuming 25% Redemption:    This presentation assumes that 25% of the public stockholders exercise redemption rights with respect to their public shares. This scenario assumes that 295,514 public shares are redeemed for an aggregate redemption payment of approximately $2,955,140, based on $11,963,187 in the Trust Account (including interest earned) and 1,182,054 public shares outstanding as of June 30, 2023;

•        Assuming 50% Redemption:    This presentation assumes that 50% of the public stockholders exercise redemption rights with respect to their public shares. This scenario assumes that 591,027 public shares are redeemed for an aggregate redemption payment of approximately $5,910,270, based on $11,963,187 in the Trust Account (including interest earned) and 1,182,054 public shares outstanding as of June 30, 2023; and

•        Assuming Maximum Redemption:    This presentation assumes that 1,182,054 public shares are redeemed for an aggregate redemption payment of approximately $11,820,540, based on $11,963,187 in the Trust Account (including interest earned) and 1,182,054 public shares outstanding as of June 30, 2023.

The four redemption scenarios set forth above do not take into account (a) public warrants and private placement warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter (commencing 30 days after the Closing) or (b) the issuance of any shares underlying New Global options or other equity awards that will be held by equity holders of Global Hydrogen following completion of the Business Combination.

The below summarizes the pro forma New Global Common Stock issued and outstanding immediately following the Business Combination.

	Pro Forma Combined
	Assuming No Redemption		Assuming 25% Redemption		Assuming 50% Redemption		Assuming Maximum Redemption
	Shares	%	Shares	%	Shares	%	Shares	%
New Global public shares	1,182,054	11.5%	886,541	8.9%	591,027	6.1%	0	0%
New Global (formerly founder shares)	4,312,500	41.9%	4,312,500	43.1%	4,312,500	44.4%	4,312,500	47.3%
New Global shares issued in Business Combination with Global Hydrogen	4,800,000	46.6%	4,800,000	48.0%	4,800,000	49.5%	4,800,000	52.7%
Shares outstanding	10,294,554	100.0%	9,999,041	100.0%	9,703,527	100.0%	9,112,500	100.0%

The following table summarizes the total New Global shares issuable to Sellers in connection with the Business Combination.

New Global shares issued in Business Combination with Global Hydrogen	4,800,000
Contingent consideration	0
Total shares potentially issued to Global Hydrogen	4,800,000

If the actual facts are different than these assumptions, then the amounts and shares outstanding in the unaudited pro forma condensed combined financial information will be different and those changes could be material.

The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.

The completion of the Business Combination is subject to a number of conditions. The completion of the Business Combination is not assured and is subject to risks, including the risk that approval of the Business Combination by our stockholders is not obtained or that there are not sufficient funds in the Trust Account, in each case subject to certain terms specified in the Purchase Agreement (as described under “The Business Combination Proposal — The Purchase Agreement — Conditions to Closing of the Purchase Agreement”), or that other Closing conditions are not satisfied. If we do not complete the Business Combination, we could be subject to several risks, including:

•        the parties may be liable for damages to one another under the terms and conditions of the Purchase Agreement;

•        negative reactions from the financial markets, including declines in the price of our Class A Common Stock due to the fact that current prices may reflect a market assumption that the Business Combination will be completed; and

•        the attention of our management will have been diverted to the Business Combination rather than the pursuit of other opportunities in respect of an initial business combination.

Changes to applicable tax laws and regulations or exposure to additional income tax liabilities could affect our business and future profitability.

We are subject to various complex and evolving U.S. federal, state and local and non-U.S. taxes. U.S. federal, state and local and non-U.S. tax laws, policies, statutes, rules, regulations or ordinances could be interpreted, changed, modified or applied adversely to us, in each case, possibly with retroactive effect, and may have an adverse effect on our business and future profitability. For example, President Joe Biden has set forth several tax proposals that would, if enacted, make significant changes to U.S. tax laws. Such proposals include, but are not limited to, (i) an increase in the U.S. income tax rate applicable to corporations (such as us) from 21% to 28%, (ii) an increase in the maximum U.S. federal income tax rate applicable to individuals, and (iii) an increase in the U.S. federal income tax rate for long-term capital gain for certain taxpayers with income in excess of a threshold amount. The U.S. Congress may consider and could include some or all of these proposals in connection with tax reform to be undertaken by the Biden administration. It is unclear whether these or similar changes will be enacted and, if enacted, how soon any such changes could take effect. The passage of any legislation as a result of these proposals and other similar changes in U.S. federal income tax laws could adversely affect our business and future profitability.

Further, in August 2022, the IR Act was passed, which imposed, among other things, an excise tax on certain corporate stock buybacks by U.S. public corporations repurchasing such stock and a corporate alternative minimum tax on book income on certain large corporations. See “— Risks Related to Dune and the Business Combination — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.” The effects of these rules and other provisions of the U.S. Internal Revenue Service (“IRS”) on us are uncertain until further regulations and guidance from the IRS and the U.S. Department of the Treasury (the “Treasury”) are released.

Tax matters, changes in tax laws and tax audits could materially adversely affect our business, results of operations and financial condition.

We conduct (or, after the Business Combination, will conduct) operations through our U.S. subsidiary and therefore currently are (or will be) subject to income taxes in U.S. federal, state and local jurisdictions. In the future, we may become subject to income taxes in additional jurisdictions, including non-U.S. jurisdictions. Furthermore, significant judgments based on interpretations of existing tax laws or regulations are required in determining our provision for income taxes. Our effective income tax rate could be adversely affected by various factors, including, but not limited to, changes in the mix of earnings in tax jurisdictions with different statutory tax rates, changes in the valuation of deferred tax assets and liabilities, changes in existing tax policies, laws, regulations or rates, changes in the level of non-deductible expenses (including share-based compensation), changes in the location of our operations, mergers and acquisitions, changes in accounting and tax standards or practices, changes in our operating results before taxes or the result of examinations by various tax authorities. We regularly assess all of these matters to determine the adequacy of our tax liabilities. Although we believe our tax estimates are reasonable, if the IRS or other taxing authority disagrees with the positions taken on our tax returns, we could have additional tax liability, including interest and penalties. If any of our assessments or estimates turn out to be incorrect, our business, results of operations and financial condition could be materially adversely affected.

We may also be adversely affected by changes in the relevant tax laws and tax rates, treaties, regulations, administrative practices and principles, judicial decisions, and interpretations thereof, in each case, possibly with retroactive effect. We are also subject to review and audit by U.S. federal, state, local and non-U.S. taxing authorities. Such tax authorities may disagree with tax positions we take, and if any such tax authority were to successfully challenge any such position, our business, results of operations and financial condition could be materially and adversely affected. Due to the complexity of multinational tax obligations and filings, we may have a heightened risk related to audits or examinations by U.S. federal, state, local and non-U.S. taxing authorities in the jurisdictions in which we operate. Such changes and outcomes from these audits or examinations could have a material adverse effect on our business, results of operations and financial condition.

In the past, we have entered into certain transactions related to the implementation of our holding company structure and reorganizations of our operating subsidiaries and transfers of certain assets. Significant judgments based on interpretations of existing tax laws and regulations and as to the valuation of assets were required in connection with these transactions. Although we believe that our interpretations of tax laws and regulations and our methods of valuing such assets were reasonably determined, the IRS or other taxing authorities may disagree with the positions taken on our tax returns, which could result in additional tax liability, including interest and penalties. If the IRS or another taxing authority were to successfully challenge the correctness of the positions we have taken, our business, results of operations and financial condition could be materially adversely affected.

Additionally, after the Business Combination, we may be subject to significant income, withholding and other tax obligations in the United States and may become subject to taxation in numerous additional U.S. state and local and non-U.S. jurisdictions with respect to income, operations and subsidiaries related to those jurisdictions. Our after-tax profitability and financial results could be subject to volatility or be affected by numerous factors, including (i) the availability of tax deductions, credits, exemptions, refunds and other benefits to reduce tax liabilities, (ii) changes in the valuation of deferred tax assets and liabilities, if any, (iii) the expected timing and amount of the release of any tax valuation allowances, (iv) the tax treatment of stock-based compensation, changes in the relative amount of earnings subject to tax in the various jurisdictions, (v) the potential business expansion into, or otherwise becoming subject to tax in, additional jurisdictions, (vi) changes to existing intercompany structure (and any costs related thereto) and business operations, (vii) the extent of intercompany transactions and the extent to which taxing authorities in relevant jurisdictions respect those intercompany transactions and (viii) the ability to structure business operations in an efficient and competitive manner. Outcomes from audits or examinations by taxing authorities could have an adverse effect on our after-tax profitability and financial condition. Additionally, the IRS and several foreign tax authorities have increasingly focused attention on intercompany transfer pricing with respect to sales of products and services and with respect to the use of intangibles. Tax authorities could disagree with our intercompany charges, cross-jurisdictional transfer pricing or other matters and assess additional taxes. If we do not prevail in any such disagreements, our profitability may be affected.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. On December 27, 2022, the Treasury issued a notice that it intends to publish proposed regulations addressing the application of the Excise Tax (the “Notice”). To provide taxpayers with interim guidance, the Notice describes certain rules upon which taxpayers are generally entitled to rely until publication of the proposed regulations.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with the Business Combination (or any other business combination), extension vote or otherwise may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with the Business Combination (or any other business combination), extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination (or any other such business combination, extension or otherwise), (ii) the status of the target (for example, whether the target is a domestic corporation) and the structure of the Business Combination (or any other such business combination), (iii) any redemptions or repurchases within in the same taxable year as the Business Combination (or any other such business combination), (iv) the nature of any “PIPE” or other equity issuances in connection with the Business Combination (or any other such business combination), or otherwise issued within the same taxable year as the business combination, (v) if we do consummate any such business combination, whether it is consummated in the current year or a later year, (vi) if we do not consummate any such business combination, whether we liquidate and dissolve in the current year, and (vii) the content of any future regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in our ability to complete the Business Combination (or any other business combination) or the cash available on hand to complete a business combination.

If Holdings were treated as a corporation for U.S. federal income tax or state tax purposes, then the amount available for distribution by Holdings could be substantially reduced and the value of Dune Common Stock could be adversely affected.

An entity that would otherwise be classified as a partnership for U.S. federal income tax purposes (such as Holdings) may nonetheless be treated as, and taxable as, a corporation if it is a “publicly traded partnership” unless an exception to such treatment applies. An entity that would otherwise be classified as a partnership for U.S. federal income tax purposes will be treated as a “publicly traded partnership” if interests in such entity are traded on an established securities market or interests in such entity are readily tradable on a secondary market or the substantial equivalent thereof. If Holdings were determined to be treated as a “publicly traded partnership” (and taxable as a corporation) for U.S. federal income tax purposes, Holdings would be taxable on its income at the U.S. federal income tax rates applicable to corporations and distributions by Holdings to its members (including Dune) could be taxable as dividends to such members to the extent of the earnings and profits of Holdings. Pursuant to the Holdings LLCA, the Sellers, upon becoming holders of Holdings Common Units at the Closing, may, from time to time, subject to the terms of the Holdings LLCA, exchange their interests in Holdings and have such interests redeemed by Holdings for cash or Dune Class A Common Stock. While such exchanges could be treated as trading in the interests of Holdings for purposes of testing “publicly traded partnership” status, the Holdings LLCA requires Dune to impose restrictions on exchanges that Dune determines to be necessary or advisable so that Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. Accordingly, while such position is not free from doubt, Holdings is expected to be operated such that it is not treated as a “publicly traded partnership” taxable as a corporation for U.S. federal income tax purposes and we intend to take the position that Holdings is not so treated as a result of exchanges of its interests pursuant to the Holdings LLCA.

Dune will be a holding company and its only material asset after completion of the Business Combination will be its interest in Holdings, and it is accordingly dependent upon distributions made by Holdings to pay dividends, taxes, and other expenses.

Upon completion of the Business Combination, Dune will be a holding company with no material assets other than its Holdings Common Units. As a result, Dune will have no independent means of generating revenue or cash flow. Dune’s ability to pay dividends, taxes, and other expenses will depend on the financial results and cash flows of Holdings and its subsidiaries and the distributions Dune receives from Holdings. Deterioration in the financial condition, earnings or cash flow of Holdings and its subsidiaries for any reason could limit or impair Dune’s ability to pay such distributions. Additionally, to the extent that Dune needs funds and Holdings is restricted from making such distributions under applicable law or regulation or under the terms of any financing arrangements, or Holdings is otherwise unable to provide such funds, it could materially adversely affect Dune’s liquidity and financial condition.

Subject to the discussion herein, Holdings will continue to be treated as a partnership for U.S. federal income tax purposes and, as such, generally will not be subject to any entity-level U.S. federal income tax. Instead, taxable income will be allocated to holders of Holdings Common Units. Accordingly, Dune will be required to pay income taxes on its allocable share of any net taxable income of Holdings. Under the terms of the Holdings LLCA, Holdings is obligated to make tax distributions to holders of the Holdings Common Units (including Dune) calculated at certain assumed tax rates. In addition to tax expenses, Dune will also incur expenses related to its operations, some of which will be reimbursed by Holdings. Dune intends to cause Holdings to make ordinary distributions and tax distributions to holders of Holdings Common Units on a pro rata basis in amounts sufficient to cover all applicable taxes, relevant operating expenses, and dividends, if any, declared by Dune. However, as discussed above, Holdings’ ability to make such distributions may be subject to various limitations and restrictions including, but not limited to, retention of amounts necessary to satisfy the obligations of Holdings and its subsidiaries and restrictions on distributions that would violate any applicable restrictions contained in Holdings’ or its subsidiaries’ debt agreements, or any applicable law, or that would have the effect of rendering Holdings or a subsidiary insolvent.

Additionally, although Holdings and its subsidiaries generally will not be subject to any entity-level U.S. federal income tax, they may be liable for audit adjustments to prior year tax returns, absent an election to the contrary. In the event Holdings’ calculations of taxable income are incorrect, Holdings, its subsidiaries and/or their respective owners, including Dune, in later years may be subject to material liabilities as a result of such audits.

Delaware law and provisions in New Global’s certificate of incorporation and bylaws could make a takeover proposal more difficult.

If the Business Combination is consummated, New Global’s organizational documents will be governed by Delaware law. Certain provisions of Delaware law and of the Proposed Charter and New Global Bylaws could discourage, delay, defer or prevent a merger, tender offer, proxy contest or other change of control transaction that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares of Dune Class A Common Stock held by the New Global stockholders. These provisions provide for, among other things:

•        the ability of the New Global Board to issue one or more series of preferred stock;

•        certain limitations on convening special stockholder meetings; and

•        advance notice for nominations of directors by stockholders and for stockholders to include matters to be considered at New Global’s annual meetings.

These anti-takeover provisions as well as certain provisions of Delaware law could make it more difficult for a third party to acquire New Global, even if the third party’s offer may be considered beneficial by many of the New Global stockholders. As a result, the New Global stockholders may be limited in their ability to obtain a premium for their shares. If prospective takeovers are not consummated for any reason, New Global may experience negative reactions from the financial markets, including negative impacts on the price of New Global Common Stock. These provisions could also discourage proxy contests and make it more difficult for the New Global stockholders to elect directors of their choosing and to cause New Global to take other corporate actions that the New Global stockholders desire. See “Description of New Global Securities.”

Our warrant agreement designates the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with us and New Global.

Our warrant agreement provides that, subject to applicable law, (i) any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that we irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. We will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

Notwithstanding the foregoing, these provisions of the warrant agreement will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in any of our warrants shall be deemed to have notice of and to have consented to the forum provisions in our warrant agreement. If any action, the subject matter of which is within the scope the forum provisions of the warrant agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any holder of our warrants, such holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located in the State of

New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

This choice-of-forum provision may limit a warrant holder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with New Global, which may discourage such lawsuits. Alternatively, if a court were to find this provision of our warrant agreement inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and Board.

We have not registered the shares of common stock issuable upon exercise of the warrants under the Securities Act or any state securities laws, and such registration may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants except on a cashless basis. If the issuance of the shares upon exercise of warrants is not registered, qualified or exempt from registration or qualification, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless.

We have not registered the Dune Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws. However, under the terms of the warrant agreement, we have agreed that as soon as practicable, but in no event later than 15 business days after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration under the Securities Act of the Dune Class A Common Stock issuable upon exercise of the warrants and thereafter will use our best efforts to cause the same to become effective within 60 business days following our initial business combination and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order.

If the Dune Class A Common Stock issuable upon exercise of the warrants are not registered under the Securities Act, under the terms of the warrant agreement, holders of warrants who seek to exercise their warrants will not be permitted to do so for cash and, instead, will be required to do so on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available. Notwithstanding the foregoing, if a registration statement covering the common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” pursuant to the exemption provided by Section 3(a)(9) of the Securities Act or another exemption. In no event will we be required to net cash settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under applicable state securities laws and there is no exemption available. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the shares of common stock included in the units. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such shares of common stock under the blue sky laws of the state of residence in those states in which the warrants were initially offered by us in this offering. However, there may be instances in which holders of our public warrants may be unable to exercise such public warrants but holders of our private warrants may be able to exercise such private warrants.

If you exercise your public warrants on a “cashless basis,” you will receive fewer shares of common stock from such exercise than if you were to exercise such warrants for cash.

Under the following circumstances, the exercise of the public warrants may be required or permitted to be made on a cashless basis: (i) if a registration statement covering the shares of common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption; (ii) if our Class A Common Stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement; and (iii) if we call the public warrants for redemption, our management will have the option to require all holders who wish to exercise warrants to do so on a cashless basis. In the event of an exercise on a cashless basis, a holder would pay the warrant exercise price by surrendering the warrants for that number of shares of New Global Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Dune Class A Common Stock underlying the warrants multiplied by the excess of the “fair market value” of our shares of Dune Class A Common Stock (as defined in the next sentence) over the exercise price of the warrants by (y) the fair market value. The “fair market value” is the average reported closing price of the shares of Dune Class A Common Stock for the ten trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of warrants, as applicable. As a result, you would receive fewer shares of New Global Common Stock from such exercise than if you were to exercise such warrants for cash.

New Global’s certificate of incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings and the federal district courts as the sole and exclusive forum for other types of actions and proceedings, in each case, that may be initiated by New Global’s stockholders, which could limit New Global’s stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with New Global or New Global’s directors, officers or other employees.

If the Business Combination is consummated, New Global’s certificate of incorporation will provide that, unless New Global consents to the selection of an alternative forum, any (i) derivative action or proceeding brought on behalf of New Global; (ii) action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of New Global to New Global or New Global’s stockholders; (iii) action asserting a claim against New Global or any director or officer arising pursuant to any provision of the DGCL or New Global’s certificate of incorporation or New Global’s Bylaws; or (iv) action asserting a claim against New Global or any director or officer of New Global governed by the internal affairs doctrine, shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware (the “Chancery Court”) or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware. Subject to the foregoing, the federal district courts of the United States are the exclusive forum for the resolution of any action, suit or proceeding asserting a cause of action under the Securities Act. The exclusive forum provision does not apply to suits brought to enforce any liability or duty created by the Exchange Act. Any person or entity purchasing or otherwise acquiring an interest in any shares of New Global Common Stock shall be deemed to have notice of and to have consented to the forum provisions in New Global’s certificate of incorporation. These choice-of-forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that he, she or it believes to be favorable for disputes with New Global or New Global’s directors, officers or other employees, which may discourage such lawsuits. Notwithstanding the foregoing, the Proposed Charter will provide that the exclusive forum provision will not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder, and Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

Alternatively, if a court were to find these provisions of New Global’s certificate of incorporation inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, New Global may incur additional costs associated with resolving such matters in other jurisdictions, which could materially adversely affect New Global’s business, financial condition and results of operations and result in a diversion of the time and resources of the New Global Board and management.

Even though the Dune Board obtained and considered the fairness opinion provided by Newbridge, its independent financial advisor, as one of a number of factors considered in the Dune Board’s evaluation of the proposed Business Combination, the information provided to Newbridge and to Dune about Global Hydrogen was illustrative in nature, is not based on actual or historical information, and is subject to a variety of assumptions, risks and contingencies, known and unknown, particularly in view of Global Hydrogen’s not yet having commenced business operations or developed plans to execute its anticipated business lines. Consequently, the Dune Board may not have valued Global Hydrogen correctly and no assurance can be given that the price Dune is paying for Global Hydrogen is fair, from a financial point of view, to Dune and its stockholders.

As described elsewhere in this proxy statement, the Dune Board considered a number of factors, positive and negative, in its decision-making process regarding the proposed Business Combination with Global Hydrogen, one of which was the opinion as to the fairness, from a financial point of view, of the aggregate consideration to be paid to the Sellers in the proposed Business Combination to Dune and its unaffiliated stockholders, that was provided to the Dune Board by Newbridge. Given that Global Hydrogen is unable to provide actual or historical information regarding its business, Dune engaged Newbridge to provide a fairness opinion as one factor in the Dune Board’s consideration of the limited information available regarding Global Hydrogen. The fairness opinion informed the Dune Board that in regards to price discovery, the valuation applied to Global Hydrogen at the time of the opinion was a discount to its peer group. Given the projections utilized in the fairness opinion were not based off of historical information but 2023 and 2024 management forecasts, the Dune Board utilized the fairness opinion as a form of due diligence but placed a significant amount of consideration in the financial, market and legal due diligence outside of the fairness opinion in order to inform whether to pursue a transaction with Global Hydrogen. Based off of its rigorous and comprehensive set of due diligence described further in the section entitled “The Business Combination Proposal — Background of the Business Combination,” the Dune Board elected to pursue the transaction. Newbridge specializes in business valuation practices and intangible assets and was selected by Dune to be engaged as Dune’s financial advisor for purposes of providing an opinion based on Newbridge’s experience and ability to complete the assignment in a timely manner. As compensation for Newbridge’s services in connection with the rendering of its opinion to the Dune Board, Dune agreed to pay Newbridge a fee of $75,000. $15,000 of the fee was paid as a retainer, $30,000 was paid upon delivery of the opinion, and the remaining $30,000 of which is payable upon consummation of the Business Combination. No portion of Newbridge’s fee is refundable or contingent upon the conclusion reached in its opinion. In preparing its opinion, Newbridge assumed and relied upon the accuracy and completeness of certain financial and other information that was provided to Newbridge by Global Hydrogen’s management, as well as publicly available information about guidelines public companies used for purposes of Newbridge’s analysis; all of the information supplied or otherwise made available to, discussed with, or reviewed by Newbridge, was relied upon by Newbridge without any independent verification of such information (which assumed no responsibility or liability for any independent verification of such information). Among the information provided to and utilized by Newbridge in connection with its analyses relating to its review of the proposed Business Combination were certain Global Hydrogen management forecasts, which were purely illustrative in nature and related entirely to business lines and business operations that Global Hydrogen has not, to date, yet established or pursued, and which incorporate a variety of assumptions related to the potential future value that may be associated with Global Hydrogen and its potential future business activities, none of which assumptions or the information underlying such assumptions is based upon or tied to any current or historical facts or information about Global Hydrogen, which has not yet commenced business operations. These assumptions and the Global Hydrogen management forecasts provided to Newbridge, as further described in the section of this proxy statement titled “The Business Combination Proposal — Certain Projected Financial Information,” are illustrative in nature and subject to numerous risks and contingencies, known and unknown, many of which are not in Dune’s or Global Hydrogen’s control and cannot be predicted in advance, particularly as Global Hydrogen has not yet commenced business operations. The Global Hydrogen management forecasts provided to Newbridge were not detailed financial projections maintained by Global Hydrogen in the ordinary course. Furthermore, all of the information and assumptions contained in such Global Hydrogen management forecasts are illustrative in nature, subject to multiple interpretations and are dependent entirely on numerous assumptions about a business and lines of business that do not yet exist and a variety of events and circumstances that may or may not occur and are not intended to constitute and should not be construed to represent predictions, projections or estimates of Global Hydrogen’s future business or its prospects, and they are not tied to actual or historical information about Global Hydrogen.

The Dune Board reviewed and considered the fairness opinion and analyses provided by Newbridge to the Dune Board and also considered a number of factors, uncertainty and risks, including, but not limited to, those discussed under “The Business Combination Proposal — Dune’s Board of Directors’ Reasons for Recommending the Business Combination,” in reaching a determination to proceed with the proposed Business Combination with Global Hydrogen. The Dune Board also reviewed the Global Hydrogen management financial statements described in the “The Business Combination Proposal — Background of the Business Combination” section and the results of due diligence as part of its decision-making process. However, despite these efforts, there is no assurance that Dune’s Board and the due diligence and analyses carried out by or on behalf of Dune revealed all material risks that may be present with regard to Global Hydrogen. Furthermore, the potential future value of Global Hydrogen is particularly challenging to estimate given that Global Hydrogen has not yet commenced business operations and may, if and as it proceeds with its proposed business activities, encounter unforeseen risks and challenges and may change its plans from time to time and over time. Moreover, Dune’s valuation of Global Hydrogen in itself is highly dependent on, among others, the risk factors set forth in this proxy statement, as well as the achievability by of its business plans and the viability of those plans, among other factors, all of which are subject to considerable uncertainty. Accordingly, New Global’s performance and profitability may be materially adversely affected should Global Hydrogen’s actual business lines and its results therefrom differ in substantial part from the information provided by Global Hydrogen to Dune and relied upon by Dune and its advisors in the Dune Board’s due diligence as well as upon which the fairness opinion’s valuation was based in part. Investors, accordingly, will be relying solely on the judgment of the Dune Board in valuing Global Hydrogen, and the Dune Board may not have had all information relevant to Global Hydrogen available to it, or otherwise may not have properly valued such lines of business.

The Dune Board believes that because of the professional experience and background of its directors, it was qualified to conclude that the Business Combination was fair from a financial perspective to its stockholders and that Global Hydrogen’s fair market value was at least 80% of the value of the Trust Account (excluding taxes payable on the income earned on the Trust Account). Accordingly, investors will be relying solely on the judgment of the Dune Board in valuing Global Hydrogen, and the Dune Board may not have properly valued Global Hydrogen. As a result, the terms may not be fair from a financial point of view to the public stockholders of Dune. The reliance on the illustrative nature of the Dune management analyses and the fact that Global Hydrogen has commenced limited operations through the date of this proxy statement with respect to its proposed business lines may also cause an increased number of Dune stockholders to vote against the Business Combination or demand redemption of their shares of Dune, which could potentially impact Dune’s ability to consummate the Business Combination. For information about the standards used by the Dune Board in evaluating the Purchase Agreement and proposed Business Combination with Global Hydrogen, as further described under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Hydrogen.”

The fairness opinion obtained by the Dune Board from its financial advisor will not be updated to reflect changes in circumstances between signing the Purchase Agreement and the completion of the Business Combination.

The Dune Board has not obtained an updated fairness opinion as of the date of this proxy statement from Newbridge or any other third-party. Changes in the operations and prospects of Global Hydrogen, general market and economic conditions, and other factors that may be beyond the control of Global Hydrogen and Dune and on which the fairness opinion was based, may alter the value of Global Hydrogen or the trading price of Dune Class A Common Stock at or prior to the time the Business Combination is consummated. The lack of a new or updated third-party fairness opinion may lead an increased number of Dune stockholders to vote against the Business Combination or demand redemption of their shares of Dune Class A Common Stock, which could potentially impact our ability to consummate the Business Combination, or if we are able to consummate the Business Combination, high redemptions will impact the amount of capital we have to execute on our business plans as set forth herein. See “— Risks Related to Global Hydrogen — Risks Related to New Global’s Shares Following the Transactions — The financial projections in this proxy statement may not prove to be reflective of actual future results.”

The fairness opinion does not speak as of the time the Business Combination will be completed or as of any date other than the date of such opinion. The Dune Board has not requested that Newbridge provide a new or updated fairness opinion. The Dune Board determined it was not required under state corporate law to secure, and does not intend to secure, a new or updated fairness opinion from Newbridge or any other third-party. The fairness opinion of Newbridge is included as Annex M to this proxy statement. For a description of the fairness opinion that the Dune Board received from Newbridge and a summary of the material financial analyses it provided to the Dune Board in connection with rendering such opinion, see “The Business Combination Proposal — Opinion of Dune’s Financial Advisor” beginning on page 111 of this proxy statement.

As described further under the section entitled “The Business Combination Proposal — Background of the Business Combination,” following a reduction in Global Hydrogen’s 2024 forecasted EBITDA, on August 22, 2023, Dune and Global Hydrogen executed an amendment to the Purchase Agreement, which reduced the Aggregate Consideration to $48.0 million, representing a $9.5 million reduction from the Original Aggregate Consideration. The Dune Board decided not to secure an updated fairness opinion from Newbridge, and reaffirmed its recommendation that holders of shares of Dune Class A Common Stock vote in favor of the Business Combination, in light of the significant decrease in Aggregate Consideration agreed to by Global Hydrogen in the Purchase Agreement amendment.

Whether a redemption of Dune Class A Common Stock in connection with the Business Combination will be treated as a sale of such Dune Class A Common Stock for U.S. federal income tax purposes will depend on a stockholder’s specific facts.

The U.S. federal income tax treatment of a redemption of Dune Class A Common Stock in connection with the Business Combination will depend on whether the redemption is treated as a sale of such Dune Class A Common Stock for U.S. federal income tax purposes, which will depend largely on the total number of shares of our stock treated as held by the stockholder electing to redeem Dune Class A Common Stock (including any shares of stock constructively owned by the holder as a result of owning private placement warrants or public warrants or otherwise) relative to all shares of our stock outstanding both before and after the redemption. If such redemption is not treated as a sale of Dune Class A Common Stock for U.S. federal income tax purposes, the redemption will instead be treated as a corporate distribution of cash from us. For more information about the U.S. federal income tax treatment of the redemption of Dune Class A Common Stock, see the section below entitled “Material U.S. Federal Income Tax Considerations of the Redemptions to Holders of Dune Class A Common Stock — Redemption of Dune Class A Common Stock — U.S. Holders” or “Material U.S. Federal Income Tax Considerations of the Redemptions to Holders of Dune Class A Common Stock — Redemption of Dune Class A Common Stock — Non-U.S. Holders,” as applicable.

The only principal asset of New Global following the Business Combination will be its equity interest in Global Hydrogen and accordingly, it will depend on distributions from Global Hydrogen to pay taxes and expenses.

Upon consummation of the Business Combination, New Global will be a holding company and will have no material assets other than its equity interests in Global Hydrogen. New Global is not expected to have independent means of generating revenue or cash flow, and its ability to pay its taxes and operating expenses, as well as dividends in the future, if any, will be dependent upon the financial results and cash flows of Global Hydrogen. There can be no assurance that Global Hydrogen will generate sufficient cash flow to distribute funds to New Global, or that applicable law and contractual restrictions, including negative covenants under any debt instruments, if applicable, will permit such distributions. If Global Hydrogen does not distribute sufficient funds to New Global to pay its taxes or other liabilities, New Global may default on contractual obligations or have to borrow additional funds. In the event that New Global is required to borrow funds, it could materially adversely affect New Global’s liquidity and financial condition and subject it to additional restrictions imposed by lenders.

As a result of plans to expand New Global’s business operations following the Business Combination, including to jurisdictions in which tax laws may not be favorable, New Global’s obligations may change or fluctuate, become significantly more complex or become subject to greater risk of examination by taxing authorities, any of which could adversely affect New Global’s after-tax profitability and financial results.

In the event that New Global’s business expands following the Business Combination, New Global’s effective tax rates may fluctuate widely in the future. Future effective tax rates could be affected by operating losses in jurisdictions where no tax benefit can be recorded under GAAP, changes in deferred tax assets and liabilities, or changes in tax laws. Factors that could materially affect our future effective tax rates include, but are not limited to: (a) changes in tax laws or the regulatory environment, (b) changes in accounting and tax standards or practices, (c) changes in the composition of operating income by tax jurisdiction and (d) pre-tax operating results of New Global’s business.

Additionally, after the Business Combination, New Global may be subject to significant income, withholding and other tax obligations in the United States and may become subject to taxation in numerous additional U.S. state and local and non-U.S. jurisdictions with respect to income, operations and subsidiaries related to those jurisdictions. New Global’s after-tax profitability and financial results could be subject to volatility or be affected by numerous factors, including (a) the availability of tax deductions, credits, exemptions, refunds and other benefits to reduce tax liabilities, (b) changes in the valuation of deferred tax assets and liabilities, if any, (c) the expected timing and amount of the release of any tax valuation allowances, (d) the tax treatment of stock-based compensation, (e) changes in the relative amount of earnings subject to tax in the various jurisdictions, (f) the potential business expansion into, or otherwise becoming subject to tax in, additional jurisdictions, (g) changes to existing intercompany structure (and any costs related thereto) and business operations, (h) the extent of intercompany transactions and the extent to which taxing authorities in relevant jurisdictions respect those intercompany transactions and (i) the ability to structure business operations in an efficient and competitive manner. Outcomes from audits or examinations by taxing authorities could have an adverse effect on New Global’s after-tax profitability and financial condition. Additionally, the IRS and several foreign tax authorities have increasingly focused attention on intercompany transfer pricing with respect to sales of products and services and the use of intangibles. Tax authorities could disagree with New Global’s intercompany charges, cross-jurisdictional transfer pricing or other matters and assess additional taxes. If New Global does not prevail in any such disagreements, New Global’s profitability may be affected.

New Global’s after-tax profitability and financial results may also be adversely affected by changes in relevant tax laws and tax rates, treaties, regulations, administrative practices and principles, judicial decisions and interpretations thereof, in each case, possibly with retroactive effect.

If we are unable to complete the Business Combination with Global Hydrogen or another business combination within the Completion Window, we will cease all operations except for the purpose of winding up, dissolving and liquidating. In connection with winding up, we would redeem the public shares and liquidate the Trust Account, in which case, our public stockholders may only receive approximately $10.00 per share and their warrants will expire worthless. In addition, third-parties may bring claims against us and, as a result, the proceeds held in the Trust Account could be reduced, and the per share liquidation price received by our stockholders could be less than $10.00 per share.

Unless we further amend our Current Charter to extend the life of Dune and certain other agreements into which we have entered, if we do not complete an initial business combination by December 22, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as Dune stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, if we fail to complete the Business Combination within the Completion Window, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless, unless we amend our Current Charter to extend the life of Dune and certain other agreements into which we have entered.

Dune and Global Hydrogen will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on Dune and Global Hydrogen. These uncertainties may impair Dune’s or Global Hydrogen’s ability to retain and motivate key personnel and could cause third parties that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, Dune’s or Global Hydrogen’s business could be harmed.

We may waive one or more of the conditions to the Business Combination.

We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by the Current Charter, bylaws and applicable laws. Please see the sections entitled “The Business Combination Proposal — Background of the Business Combination” and “Summary of the Proxy Statement — Conditions to the Completion of the Business Combination” for additional information.

The exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Purchase Agreement may result in a conflict of interest when determining whether such changes to the terms of the Purchase Agreement or waivers of conditions are appropriate and in our stockholders’ best interests.

In the period leading up to the Closing, events may occur that, pursuant to the Purchase Agreement, would require us to agree to amend the Purchase Agreement, to consent to certain actions taken by Global Hydrogen or to waive rights that we are entitled to under the Purchase Agreement. Such events could arise because of changes in the course of Global Hydrogen’s businesses, a request by Global Hydrogen to undertake actions that would otherwise be prohibited by the terms of the Purchase Agreement or the occurrence of other events that would have a material adverse effect on Global Hydrogen’s business and would entitle us to terminate the Purchase Agreement. In any of such circumstances, it would be at our discretion, acting through our Board, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is best for us and what he, she or they may believe is best for himself, herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any material changes or waivers that our directors and officers would be likely to make after the mailing of this proxy statement. We will circulate a new or amended proxy statement if changes to the terms of the Purchase Agreement would have a material impact on its stockholders are required prior to the vote on the Business Combination Proposal.

We will incur significant transaction and transition costs in connection with the Business Combination.

We have incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination and recurring costs in connection with operating as a public company following the consummation of the Business Combination. We may incur additional costs to retain key employees. All expenses incurred in connection with the Purchase Agreement and the transactions contemplated thereby (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of Dune, which will be incurring these fees, expenses and costs.

Dune’s transaction expenses as a result of the Business Combination are currently estimated at approximately $1,500,000.

Members of our Board and management team have significant experience as founders, board members, officers or executives of other companies. As a result, certain of those persons have been, may be, or may become, involved in proceedings, investigations and litigation relating to the business affairs of the companies with which they were, are, or may in the future be, affiliated. This may have an adverse effect on us, which may impede our ability to consummate the Business Combination.

During the course of their careers, members of our Board and members of our management team have had significant experience as founders, board members, officers or executives of other companies. As a result of their involvement and positions in these companies, certain persons were, are now, or may in the future become, involved in litigation, investigations or other proceedings relating to the business affairs of such companies or transactions entered into by such companies. Any such litigation, investigations or other proceedings may negatively affect our reputation, which may impede our ability to complete the Business Combination.

We are an emerging growth company and a “smaller reporting company” within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies or smaller reporting companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.

We are an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor internal controls attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. As a result, our stockholders may not have access to certain information they may deem important. We could be an emerging growth company for up to five years, although circumstances could cause us to lose that status earlier, including if the market value of our common stock held by non-affiliates exceeds $700.0 million as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of our common stock held by non-affiliates exceeds $250.0 million as of the prior June 30th, or (2) our annual revenues exceeded $100.0 million during such completed fiscal year and the market value of our common stock held by non-affiliates exceeds $700.0 million as of the prior June 30th. To the extent we take advantage of such reduced disclosure obligations, it may also make comparison of our financial statements with other public companies difficult or impossible.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination. On December 15, 2022, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more interest-bearing demand deposit accounts) until the earlier of the consummation of a business combination or our liquidation.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete the Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

We do not believe that our principal activities and the Business Combination will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the Trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. An investment in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination (which shall be the Business Combination should it occur); (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the existing governing documents (A) to modify the substance or timing of our obligation to provide holders of our public stockholders the right to have their shares of Dune Class A Common Stock redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the Completion Window or (B) with respect to any other provision relating to the rights of public stockholders; or (iii) absent our completing an initial business combination within the Completion Window, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the public shares.

If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we have not consummated our initial business combination within the Completion Window, our public stockholders may receive only approximately $10.00 per public share, or less in certain circumstances, on the liquidation of our Trust Account and our warrants will expire worthless.

If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 20% of our common stock issued in the IPO, you (or, if a member of such a group, all of the members of the group in the aggregate) will lose the ability to redeem all such shares in excess of 20% of our common stock issued in the IPO without the prior consent of the Company.

The Current Charter provides that a public stockholder, together with any affiliate of that stockholder or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 20% of the shares of common stock included in the units sold in our IPO (the “excess shares”) without the prior consent of the Company. In order to determine whether that stockholder is acting in concert or as a group with another stockholder, the Company will require each public stockholder seeking to exercise redemption rights to certify to the Company whether the stockholder is acting in concert or as a group with any other stockholder. These certifications, together with other public information relating to stock ownership available to the Company at that time, such as Schedule 13D, Schedule 13G and Section 16 filings under the Exchange Act, will be the sole basis on which the Company makes the above-referenced determination. Your inability to redeem any excess shares will reduce your influence over our ability to consummate the Business Combination and you could suffer a material loss on your investment in us if you sell these excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to any excess shares if we consummate the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 20% of the shares sold in our IPO and, in order to dispose of excess shares, would be required to sell your stock in open market transactions, potentially at a loss. We cannot assure you that the value of the excess shares will appreciate over time following the Business Combination or that the market price of our common stock will exceed the per-share redemption price. Notwithstanding the foregoing, stockholders may challenge the Company’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.

However, our stockholders’ ability to vote all of their shares of Dune Class A Common Stock (including any excess shares) for or against the Business Combination is not restricted by this limitation on redemption.

There is no guarantee that your decision whether to redeem your shares for a pro rata portion of the Trust Account will put you in a better future economic position.

We can give no assurance as to the price at which you may be able to sell your public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of the Business Combination, and including the Dune Stockholder Redemptions, may cause an increase or decrease in our share price, and may result in a lower value realized now than you might realize in the future had you not redeemed your shares. Similarly, if you do not redeem your shares, you will bear the risk of ownership of the public shares after the consummation of the Business Combination, and there can be no assurance that you can sell your shares in the future for a greater amount than the redemption price set forth in this proxy statement. You should consult your own tax and/or financial advisor for assistance on how this may affect your individual situation.

If we are unable to complete our initial business combination within the Completion Window, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that the Sponsor is unable to indemnify), and our warrants will expire worthless.

If we are unable to complete our initial business combination within the Completion Window, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third-party brings a claim against us that the Sponsor is unable to indemnify (as described below)) and our warrants will expire worthless.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.

Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. These parties may not execute the agreements, or even if they execute the agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving claims to the funds held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such the party’s engagement would be significantly more beneficial to us than any alternative. WithumSmith+Brown, PC, our independent registered public accounting firm, and the underwriters of the IPO, have not executed agreements with us waiving claims to the monies held in the Trust Account.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that these entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our public shares, if we are unable to complete our business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of these creditors. The Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided, that, this liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not the waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked the Sponsor to reserve for these indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and believe that the Sponsor’s only assets our securities. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the Business Combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete the Business Combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Securities of many companies formed through a merger or through other business combinations with a SPAC such as ours have experienced a material decline in price relative to the share price of the SPAC prior to the Business Combination and may continue to experience high price volatility.

As with most SPAC initial public offerings in recent years, we issued shares for $10.00 per share upon the closing of the IPO. As with other SPACs, the $10.00 per share price reflected each share having a one-time right to redeem such share for a pro rata portion of the proceeds held in the Trust Account equal to approximately $10.00 per share in connection with the closing of the Business Combination. Following the closing of the Business Combination, the shares outstanding will no longer have any such redemption right and will be solely dependent upon the fundamental value of New Global. Like the securities of other companies formed through SPAC mergers in recent years, such share price may be significantly less than $10.00.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares of Dune Class A Common Stock.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete an initial business combination within the Completion Window may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of the stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following the expiration of the Completion Window if we do not complete our business combination and, therefore, we do not intend to comply with the foregoing procedures.

Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of the stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution.

We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of that date. Furthermore, if the pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares if we do not complete the Business Combination within the Completion Window is not considered a liquidating distribution under Delaware law and the redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover the proceeds, and the members of our Board may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our Board and us to claims of punitive damages.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our stockholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith by paying public stockholders from the Trust Account prior to addressing the claims of creditors, thereby exposing itself and us to claims of punitive damages.

Dune may be targeted by securities class action and derivative lawsuits that could result in substantial costs and may delay or prevent the Business Combination from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into Purchase Agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on Dune’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Business Combination, then that injunction may delay or prevent the Business Combination from being completed, or from being completed within the expected timeframe, which may adversely affect Dune’s and Global Hydrogen’s respective businesses, financial condition and results of operation.

If Dune’s due diligence investigation of Global Hydrogen was inadequate, then Dune’s stockholders following the consummation of the Business Combination could lose some or all of their investment.

Even though Dune conducted a due diligence investigation of Global Hydrogen that it believed to be reasonable, it cannot be sure that this due diligence uncovered all material issues that may be present inside Global Hydrogen or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Global Hydrogen and its business and outside of its control will not later arise.

Because New Global will become a public reporting company by means other than a traditional underwritten initial public offering, New Global’s stockholders may face additional risks and uncertainties.

Because New Global will become a public reporting company by means of consummating the Business Combination rather than by means of a traditional underwritten initial public offering, there is no independent third-party underwriter selling the shares of New Global Common Stock, and, accordingly, New Global’s stockholders will not have the benefit of an independent review and investigation of the type normally performed by an unaffiliated, independent underwriter in a public securities offering. Due diligence reviews typically include an independent investigation of the background of the company, any advisors and their respective affiliates, review of the offering documents and independent analysis of the plan of business and any underlying financial assumptions. Because there is no independent third-party underwriter selling the shares of New Global Common Stock, Dune’s stockholders must rely on the information included in this proxy statement. Although Dune performed a due diligence review and investigation of Global Hydrogen in connection with the Business Combination that it believed to be reasonable, the lack of an independent due diligence review and investigation increases the risk of investment in New Global because this due diligence investigation may not have uncovered facts that would be important to a potential investor.

In addition, because New Global will not become a public reporting company by means of at traditional underwritten initial public offering, security or industry analysts may not provide, or be less likely to provide, coverage of New Global. Investment banks may also be less likely to agree to underwrite follow-on or secondary offerings on behalf of New Global than they might if New Global became a public reporting company by means of a traditional underwritten initial public offering, because they may be less familiar with New Global as a result of not having performed similar work during the initial public offering process or because of more limited coverage by analysts and the media. The failure to receive research coverage or support in the market for New Global Common Stock could have an adverse effect on New Global’s ability to develop a liquid market for New Global Common Stock.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement.

Introduction

The following unaudited pro forma condensed combined financial information presents the combination of financial information of Dune and Global Hydrogen, adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Dune has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2023 assumes that the Business Combination occurred on June 30, 2023. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and for the year ended December 31, 2022 present pro forma effect to the Business Combination as if it had been completed on January 1, 2022.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what New Global’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. Further, the pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of New Global. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of Dune was derived from the unaudited financial statements of Dune as of and for the period ended June 30, 2023 and the audited financial statements of Dune for the year ended December 31, 2022, included elsewhere in this proxy statement. The historical financial information of Global Hydrogen was derived from the audited financial statements of Global Hydrogen as of and for the period from February 16, 2023 (inception) to June 30, 2023, which are included elsewhere in this proxy statement. This information should be read together with Dune’s and Global Hydrogen’s audited and unaudited financial statements, and related notes, the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dune” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Hydrogen” and other financial information included elsewhere in this proxy statement.

Description of the Business Combination

On March 14, 2023, Dune entered into the Purchase Agreement with Holdings, Global Hydrogen and the Sellers, pursuant to which, (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders), and in exchange therefor, Holdings will issue to Dune a number of Holdings Common Units which will equal the number of total shares of Dune Class A Common Stock, issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the Global Hydrogen Units to Holdings in exchange for shares of Dune Class B Common Stock, and Holdings Common Units, as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio, and (iii) Dune will change its name to Global Gas Corporation and New Global will be the publicly traded reporting company in an “Up-C” structure, and its common stock is expected to be listed on Nasdaq under the ticker symbol “HGAS.”

The following table summarizes the pro forma number of shares of New Global Common Stock outstanding following the consummation of the Business Combination under two separate scenarios, discussed further in the sections below, excluding the potential dilutive effect of Dune’s warrants.

	Scenario 1 Assuming Minimum Redemptions		Scenario 2 Assuming Maximum Redemptions
Equity Capitalization Summary	Shares	%	Shares	%
Global Hydrogen Stockholders	4,800,000	46.6%	4,800,000	52.7%
Dune Public Stockholders	1,182,054	11.5%	—	0.0%
Initial Stockholders	4,312,500	41.9%	4,312,500	47.3%
Total common stock	10,294,554	100.0%	9,112,500	100.0%

All of the relative percentages above are for illustrative purposes only and, with respect to the determination of the “maximum redemptions,” are based upon the section of this proxy statement entitled “Unaudited Pro Forma Condensed Combined Financial Information.” Additionally, the relative percentages above assume the Business Combination was consummated on June 30, 2023. Should one or more of the assumptions prove incorrect, actual ownership percentages may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, although Dune will acquire all of the outstanding equity interests of Global Hydrogen in the Business Combination, Dune will be treated as the “acquired” company and Global Hydrogen will be treated as the accounting acquirer for financial statement reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Global Hydrogen issuing stock for the net assets of Dune, accompanied by a recapitalization. The net assets of Dune will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Global Hydrogen.

Global Hydrogen has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances under both the minimum and maximum redemption scenarios:

•        Global Hydrogen’s existing stockholders will have the greatest voting interest in New Global;

•        Global Hydrogen’s existing stockholders will have the ability to control decisions regarding election and removal of directors and officers of New Global;

•        Global Hydrogen will comprise the ongoing operations of New Global; and

•        Global Hydrogen’s existing senior management will be the senior management of New Global.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption for cash of Dune Class A Common Stock:

•        Assuming Minimum Redemptions:    This presentation assumes that, after the June Redemptions, no public stockholders will exercise redemption rights with respect to the shares of Dune Class A Common Stock for a pro rata share of the funds in the Trust Account.

•        Assuming Maximum Redemptions:    This presentation assumes that, after the June Redemptions, 1,182,054 public shares of Dune Class A Common Stock are redeemed for aggregate redemption payments of $11.8 million, assuming a $10.00 per share redemption price. As all of the Dune insiders waived their redemption rights, only redemptions by public stockholders are reflected in this presentation. This scenario includes all adjustments contained in the “minimum redemption” scenario and presents additional adjustments to reflect the effect of the maximum redemptions.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2023 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and for the year ended December 31, 2022 are based on the audited and unaudited historical financial statements of Dune and Global Hydrogen. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information and include immaterial rounding differences.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2023
(in thousands, except share and per share data)

	(1) Global Hydrogen (Historical)	(2) Dune (Historical)	Assuming Minimum Redemptions			Assuming Maximum Redemptions
			Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
Assets:
Current assets:
Cash	$61	$14	$11,963	(A)	$10,114	$(11,821)	(F)	$—
			(1,840)	(B)		1,707	(G)
			(84)	(E)
Prepaid expenses	—	40	—		40	—		40
Total current assets	61	54	10,039		10,154	(10,114)		40
Cash and investments held in Trust Account	—	11,963	(11,963)	(A)	—	—		—
Total Assets	$61	$12,017	$(1,924)		$10,154	$(10,114)		$40

Liabilities, Class A Common Stock Subject to Possible Redemption, and Stockholders’ Deficit:
Current liabilities:
Accounts payable	$—	$176	$(40)	(B)	$136	$1,707	(G)	$1,843
Accrued expenses	217	650	(825)	(B)	42	—		42
Due to related party	1	2			3	—		3
Franchise tax payable	—	99	—		99	—		99
Income tax payable	—	79	—		79	—		79
Promissory note – related party	84	—	(84)	(E)	—	—		—
Total current liabilities	302	1,006	(949)		359	1,707		2,066
Derivative warrant liabilities	—	539	—		539	—		539
Total liabilities	302	1,545	(949)		898	1,707		2,605

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET — (Continued)
JUNE 30, 2023
(in thousands, except share and per share data)

	(1) Global Hydrogen (Historical)	(2) Dune (Historical)	Assuming Minimum Redemptions			Assuming Maximum Redemptions
			Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
Dune Class A Common Stock subject to possible redemption, 1,182,054 shares at redemption value	—	11,821	(11,821)	(F)	—	—		—

Stockholders’ Deficit:
Dune preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued or outstanding	—	—	—		—	—		—
Dune Class A Common Stock, $0.0001 par value; 380,000,000 shares authorized; no non-redeemable shares issued or outstanding	—	—	—	(F)	—	—	(F)	—
			—	(I)		—	(I)
Dune Class B Common Stock, $0.0001 par value; 20,000,000 shares authorized; zero shares issued and outstanding	—	—	—	(I)	—	—	(I)	—
Global Hydrogen members’ equity	(241)	—	241	(C)	—	—		—
New Global preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued or outstanding	—	—	—		—	—		—
New Global Class A Common Stock, $0.0001 par value; 380,000,000 shares authorized; no non-redeemable shares issued or outstanding	—	—	1	(I)	1	(1)	(I)	—
New Global Class B Common Stock, $0.0001 par value; 20,000,000 shares authorized; zero shares issued and outstanding	—	—	—	(C)	—	—		—
Additional paid-in capital	—	—	(340)	(B)	9,255	(11,821)	(F)	—
			(241)	(C)		2,565	(H)
			(1,984)	(D)		1	(I)
			11,821	(F)
			(1)	(I)
Accumulated deficit	—	(1,349)	(635)	(B)	—	(2,565)	(H)	(2,565)
			1,984	(D)
Total stockholders’ deficit	(241)	(1,349)	10,846		9,256	(11,821)		(2,565)
Total Liabilities, Dune Class A Common Stock Subject to Possible Redemption, and Stockholders’ Deficit	$61	$12,017	$(1,924)		$10,154	$(10,114)		$40

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
(in thousands, except share and per share data)

(1)    Derived from the unaudited balance sheet of Global Hydrogen as of June 30, 2023.

(2)    Derived from the unaudited balance sheet of Dune as of June 30, 2023.

(A)    Reflects the transfer of cash and investments held in the Trust Account to cash.

(B)    Reflects preliminary estimated Business Combination related fees and expenses expected to be incurred by Dune and Global Hydrogen of approximately $1.5 million and $0.5 million, respectively. For the Dune transaction costs, $0.2 million have been paid and $0.7 million have been accrued as of the pro forma balance sheet date. The remaining amount of $0.6 million is reflected as an adjustment to accumulated deficit. For the Global Hydrogen transaction costs, $0.2 million have been accrued as of the pro forma balance sheet date. The remaining amount of $0.3 million is included as an adjustment to additional paid-in capital.

(C)    Reflects the issuance of 4,800,000 shares of New Global Class B Common Stock to the Sellers upon the Closing of the Business Combination.

(D)    Reflects the elimination of Dune’s historical accumulated deficit after recording the transaction costs to be incurred by Dune as described in (B) above.

(E)    Reflects the settlement of a related party promissory note upon the Closing of the Business Combination.

(F)    Reflects the redemption of shares for cash by the public stockholders upon consummation of the Business Combination. Under the minimum redemption scenario, it reflects no public stockholders will exercise redemption rights with respect to their shares of Dune Class A Common Stock for a pro rata share of the funds in the Trust Account. Under the maximum redemption scenario, it reflects holders of 1,182,054 public shares of Dune Class A Common Stock redeem all of their shares of Dune Class A Common Stock for $10.00 per share, resulting in an aggregate redemption payment of $11.8 million.

(G)    Under the maximum redemption scenario, as a result of the maximum number of shares redeemed and the associated redemption payment of $11.8 million, there is insufficient cash to pay the estimated transactional related fees and expenses. Accordingly, this entry reflects the reversal of part of the payments of transactional related fees and expenses due to the cash shortfall at the closing of the Business Combination. Any transactional related fees not paid will become an account payable and New Global will pay the transaction related expenses through free cash flow, working capital, and other financing alternatives, if necessary.

(H)    Under the maximum redemption scenario, reflects the reclassification among equity to avoid negative additional paid-in capital.

(I)     Under the minimum redemption scenario, represents the exchange of 1,182,054 shares of Dune Class A Common Stock and 4,312,500 founder shares into the same number of shares of New Global Class A Common Stock at par value of $0.0001 per share after giving effect to the Business Combination. Under the maximum redemption scenario, represents the exchange of 4,312,500 founder shares into the same number of shares of New Global Class A Common Stock at par value of $0.0001 per share after giving effect to the Business Combination.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2023
(in thousands, except share and per share data)

	(1) Global Hydrogen (Historical)		Assuming Minimum Redemptions			Assuming Maximum Redemptions
		(2) Dune (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments	Pro Forma Combined
Operating expenses
General and administrative expenses	$252	$1,080	$—		$1,332	$—	$1,332
General and administrative expenses – related party	—	80	(80)	(BB)	—	—	—
Franchise tax expense	—	99	—		99	—	99
Start-up costs	1	—	—		1	—	1
Total operating expenses	253	1,259	(80)		1,432	—	1,432

Loss from operations	(253)	(1,259)	80		(1,432)	—	(1,432)

Other income (expense):
Change in fair value of derivative warrant liabilities	—	(404)	—		(404)	—	(404)
Other income from write-off of legal fees	—	2,106	—		2,106	—	2,106
Interest earned on operating account	—	8	—		8	—	8
Income on investments held in Trust Account	—	201	(201)	(AA)	—	—	—
Total other (expense) income, net	—	1,911	(201)		1,710	—	1,710

(Loss) income before income tax expense	(253)	652	(121)		278	—	278
Provision for income tax	—	—	—		—	—	—
Net (loss) income	$(253)	$652	$(121)		$278	$—	$278

Basic and diluted net income per share, Dune Class A Common Stock		$0.12

Basic and diluted net income per share, Dune Class B Common Stock		$0.12

Weighted average number of common shares outstanding, basic and diluted					10,294,554		9,112,500

Net income per common share, basic and diluted					$0.03		$0.03

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
(in thousands, except share and per share data)

(1)       Derived from the unaudited statement of operations of Global Hydrogen for the period from February 16, 2023 (inception) to June 30, 2023.

(2)       Derived from the unaudited statement of operations of Dune for the six months ended June 30, 2023.

(AA)   Represents an adjustment to eliminate interest earned on investments held in the Trust Account after giving effect to the Business Combination as if it had occurred on January 1, 2022.

(BB)    Represents an adjustment to eliminate administrative service fees that will cease to be paid upon Closing of the Business Combination after giving effect to the Business Combination as of it had occurred on January 1, 2022.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
(in thousands, except share and per share data)

			Assuming Minimum Redemptions			Assuming Maximum Redemptions
	Global Hydrogen (Historical)	(1) Dune (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments	Pro Forma Combined
Operating expenses
General and administrative expenses	$—	$2,883	$635	(CC)	$3,518	$—	$3,518
General and administrative expenses – related party	—	120	(120)	(BB)	—	—	—
Franchise tax expense	—	226	—		226	—	226
Total operating expenses	—	3,229	515		3,744	—	3,744

Loss from operations	—	(3,229)	(515)		(3,744)	—	(3,744)

Other income (expense):
Change in fair value of derivative warrant liabilities	—	6,468	—		6,468	—	6,468
Gain on extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	—	288	—		288	—	288
Gain on settlement	—	2,750	—		2,750	—	2,750
Interest earned on operating account	—	—	—		—	—	—
Income on investments held in Trust Account	—	363	(363)	(AA)	—	—	—
Total other (expense) income, net	—	9,869	(363)		9,506	—	9,506

(Loss) income before income tax expense	—	6,640	(878)		5,762	—	5,762
Provision for income tax	—	79	—		79	—	79
Net (loss) income	$—	$6,561	$(878)		$5,683	$—	$5,683

Basic and diluted net income per share, Dune Class A Common Stock		$0.50

Basic and diluted net income per share, Dune Class B Common Stock		$0.50

Weighted average number of common shares outstanding, basic and diluted					10,294,554		9,112,500

Net income per common share, basic and diluted					$0.55		$0.62

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
(in thousands, except share and per share data)

(1)       Derived from the audited statement of operations of Dune for the year ended December 31, 2022.

(AA)   Represents an adjustment to eliminate interest earned on investments held in the Trust Account after giving effect to the Business Combination as if it had occurred on January 1, 2022.

(BB)    Represents an adjustment to eliminate administrative service fees that will cease to be paid upon Closing of the Business Combination after giving effect to the Business Combination as of it had occurred on January 1, 2022.

(CC)    Represents an adjustment to include the effect of the pro forma balance sheet adjustment presented in Adjustment (B) above in the aggregate amount of $0.6 million for the direct, incremental costs of the Business Combination expected to be incurred by Dune, assuming those adjustments were made as of the beginning of the fiscal year presented. As these costs are directly related to the Business Combination, they are not expected to recur in the income of the combined company beyond 12 months after the Business Combination.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP as Global Hydrogen has been determined to be the accounting acquirer, primarily due to the fact that Global Hydrogen stockholders will continue to control New Global. Under this method of accounting, although Dune will acquire all of the outstanding equity interests of Global Hydrogen in the Business Combination, Dune will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Global Hydrogen issuing stock for the net assets of Dune, accompanied by a recapitalization. The net assets of Dune will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Global Hydrogen.

The unaudited pro forma condensed combined balance sheet as of June 30, 2023 assumes that the Business Combination and related transactions occurred on June 30, 2023. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and for the year ended December 31, 2022 presents pro forma effect to the Business Combination as if it had been completed on January 1, 2022.

The unaudited pro forma condensed combined balance sheet as of June 30, 2023 has been prepared using, and should be read in conjunction with, the following:

•        Dune’s unaudited balance sheet as of June 30, 2023 and the related notes for the six months ended June 30, 2023, included elsewhere in this proxy statement; and

•        Global Hydrogen’s unaudited balance sheet as of June 30, 2023 and the related notes for the period from February 16, 2023 (inception) to June 30, 2023, included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2023 has been prepared using, and should be read in conjunction with, the following:

•        Dune’s unaudited statement of operations for the six months ended June 30, 2023 and the related notes, included elsewhere in this proxy statement; and

•        Global Hydrogen’s unaudited statement of operations for the period from February 16, 2023 (inception) to June 30, 2023 and the related notes, included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 has been prepared using, and should be read in conjunction with, the following:

•        Dune’s audited statement of operations for the year ended December 31, 2022 and the related notes, included elsewhere in this proxy statement/prospectus/consent solicitation; and

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of shares of Dune Class A Common Stock:

•        Assuming Minimum Redemptions:    This presentation assumes that, after the June Redemptions, no public stockholders will exercise redemption rights with respect to the shares of Dune Class A Common Stock for a pro rata share of the funds in the Trust Account.

•        Assuming Maximum Redemptions:    This presentation assumes that, after the June Redemptions, 1,182,054 shares of Dune Class A Common Stock are redeemed for aggregate redemption payments of $11.8 million, assuming a $10.00 per share redemption price. As all of the Dune insiders waived their redemption rights, only redemptions by public stockholders are reflected in this presentation. This scenario includes all adjustments contained in the “minimum redemption” scenario and presents additional adjustments to reflect the effect of the maximum redemptions.

As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination.

The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that Dune believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Dune believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the historical financial statements and notes thereto of Dune and Global Hydrogen.

2. Accounting Policies

Upon consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of New Global. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are expected to have a continuing impact on the results of New Global.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” to depict Transaction Accounting Adjustments and Management’s Adjustments. Dune has elected not to present Management’s Adjustments and is only presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

The audited and unaudited historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to transaction accounting adjustments that reflect the accounting for the transaction under GAAP. Global Hydrogen and Dune have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented. The pro forma condensed combined balance sheet does not necessarily reflect the deferred taxes of New Global as a result of the Business Combination. Upon Closing of the Business Combination, it is likely that New Global will record a valuation allowance against the total U.S. and state deferred tax assets given the history of net operating losses and valuation allowance of Global Hydrogen as the recoverability of the tax assets is uncertain.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of New Global’s shares outstanding, assuming the Business Combination occurred on January 1, 2022.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption for cash of public shares of Dune Class A Common Stock as of June 30, 2023:

	As of June 30, 2023
(in thousands, except share and per share data)	Scenario 1 Assuming Minimum Redemptions	Scenario 2 Assuming Maximum Redemptions
Net income	$278	$278
Stockholders’ equity (deficit)	9,256	(2,565)
Weighted average shares outstanding of common stock, basic and diluted	10,294,554	9,112,500
Net income per common share, basic and diluted	$0.03	$0.03
Book value (deficit) per share	$0.90	$(0.28)

THE SPECIAL MEETING

Overview

This proxy statement is being provided to our stockholders as part of a solicitation of proxies by our Board for use at the Special Meeting to be convened on            , 2023 and at any adjournments or postponements of such meeting. This proxy statement is being furnished to our stockholders on or about            , 2023.

Date, Time and Place of the Special Meeting

The Special Meeting will be a virtual meeting conducted exclusively via live webcast starting at            , New York City time, on            , 2023, or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. Stockholders may attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting            and entering your 12-digit control number, which is either included on the proxy card you received or obtained through Continental. Because the Special Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

Proposals

At the Special Meeting, our stockholders will vote upon:

•        the Business Combination Proposal;

•        the NTA Proposal;

•        the Charter Proposal;

•        the Governance Proposals;

•        the Incentive Plan Proposal;

•        the Stock Issuance Proposal;

•        the Director Election Proposal; and

•        the Adjournment Proposal.

OUR BOARD (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT SUCH DUNE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL, “FOR” THE APPROVAL OF THE NTA PROPOSAL, “FOR” THE APPROVAL OF THE CHARTER PROPOSAL, “FOR” THE APPROVAL OF THE GOVERNANCE PROPOSALS, “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL, “FOR” THE APPROVAL OF THE STOCK ISSUANCE PROPOSAL, “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD AND “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Record Date; Outstanding Shares; Shares Entitled to Vote

We have fixed the close of business on            , 2023 as the “record date” for determining our stockholders entitled to notice of and to attend and vote at the Special Meeting. As of the close of business on            , 2023, the record date, there were 5,494,554 shares of Dune Common Stock outstanding and entitled to vote. Each of our stockholders is entitled to one vote per share at the Special Meeting.

Quorum

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will exist at the Special Meeting with respect to each matter to be considered at the Special Meeting if the holders of a majority of the shares of Dune Common Stock are present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting. All shares represented by proxy are counted as present for purposes of establishing a quorum.

Vote Required and Dune Board Recommendation

The Business Combination Proposal

Our stockholders are being asked to consider and vote on a proposal to adopt the Purchase Agreement and thereby approve the Business Combination. You should carefully read this proxy statement in its entirety for more detailed information concerning the Business Combination. In particular, your attention is directed to the full text of the Purchase Agreement, which is attached as Annex A-1 and Annex A-2 to this proxy statement.

Approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

The Business Combination Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

The NTA Proposal

Approval of the NTA Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the NTA Proposal.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NTA PROPOSAL.

The Charter Proposal

Approval of the Charter Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the Charter Proposal. Approval of the Charter Proposal is a condition to the approval of the Business Combination. Approval of the Charter Proposal is a condition to the approval of the Business Combination.

The Charter Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CHARTER PROPOSAL.

The Governance Proposals

Approval of the Governance Proposals, which is a series of non-binding votes, requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE GOVERNANCE PROPOSALS.

The Incentive Plan Proposal

Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

The Incentive Plan Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

The Stock Issuance Proposal

Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

The Stock Issuance Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE STOCK ISSUANCE PROPOSAL.

The Director Election Proposal

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the shares of Dune Class A Common Stock cast by the holders of shares of Dune Class A Common Stock present in person or by proxy at the virtual Special Meeting and entitled to vote thereon. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Holders of shares of Dune Class A Common Stock may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes have no effect on the proposal.

The election of the director nominees in the Director Election Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS.

Adjournment Proposal

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Voting Your Shares

Our stockholders may vote electronically at the Special Meeting by visiting            or by proxy. We recommend that you submit your proxy even if you plan to attend the Special Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting.

If your shares of Dune Common Stock are owned directly in your name with Continental, our Transfer Agent, you are considered, with respect to those shares, the “stockholder of record.” If your shares of Dune Common Stock are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

If you are a Dune stockholder of record, you may use the enclosed proxy card to tell the persons named as proxies how to vote your shares. If you properly complete, sign and date your proxy card, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy card but do not mark your card to tell the proxies how to vote, your shares will be voted “FOR” the proposals to adopt the Purchase Agreement and the other proposals presented at the Special Meeting.

Your shares will be counted for purposes of determining a quorum if you vote:

•        by submitting a properly executed proxy card or voting instruction form by mail; or

•        electronically at the Special Meeting.

Abstentions will be counted for determining whether a quorum is present for the Special Meeting.

Voting instructions are printed on the proxy card or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the Special Meeting.

Voting Shares Held in Street Name

If your shares of Dune Common Stock are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares of Dune Common Stock, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not generally have discretionary authority to vote on any of the proposals.

Broker non-votes are shares held by a broker, bank or other nominee or intermediary that are present or represented by proxy at the Special Meeting, but with respect to which the broker, bank or other nominee or intermediary is not instructed by the beneficial owner of such shares how to vote on a particular proposal and the broker does not generally have voting power on such proposal. Because brokers, banks and other nominees or intermediaries do not generally have discretionary voting with respect to any of the proposals, if a beneficial owner of shares of Dune Common Stock held in “street name” does not give voting instructions to the broker, bank or other nominee for any proposal, then those shares will not be present or represented by proxy at the Special Meeting.

Revoking Your Proxy

If you are a Dune stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•        timely delivering a written revocation letter to the Corporate Secretary of Dune;

•        signing and returning by mail a proxy card with a later date so that it is received prior to the Special Meeting; or

•        attending the Special Meeting and voting electronically by visiting the website established for that purpose at            and entering the control number found on your proxy card, voting instruction form or notice you previously received. Attendance at the Special Meeting will not, in and of itself, revoke a proxy.

If you are a non-record (beneficial) Dune stockholder, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies.

Share Ownership and Voting by Dune’s Officers and Directors

As of the record date, our Sponsor, whose members include our officers and directors, had the right to vote 4,312,500 of the shares of Dune Common Stock, representing approximately 78.5% of the total shares of Dune Common Stock then outstanding and entitled to vote at the meeting. Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, to vote “FOR” the approval of the Business Combination Proposal, “FOR” the approval of the NTA Proposal, “FOR” the approval of the Charter Proposal, “FOR” the approval of the Governance Proposals, “FOR” the approval of the Incentive Plan Proposal, “FOR” the approval of the Share Issuance Proposal, “FOR” the election of each of the director nominees to the New Global Board and “FOR” the approval of the Adjournment Proposal.

Redemption Rights

Public stockholders may seek to redeem the public shares that they hold, regardless of whether they vote for or against the proposed Business Combination or do not vote at the Special Meeting. Any public stockholder may request redemption of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, the holder will no longer own these shares following the Business Combination.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of the shares of the public shares without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.

Our Sponsor and our officers and directors will not have redemption rights with respect to any shares of Dune Common Stock owned by them, directly or indirectly.

You will be entitled to receive cash for any public shares to be redeemed only if you:

•        (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

•        prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that we redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC.

•        If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Public shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming public stockholder. In the event the proposed Business Combination is not consummated this may result in an additional cost to stockholders for the return of their public shares.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent, directly and instruct them to do so.

Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for submitting redemption requests and thereafter, with Dune’s consent, until the Closing. Furthermore, if a holder of public shares delivers its certificate in connection with an election of its redemption and subsequently decides prior to the deadline for submitting redemption requests not to elect to exercise such rights, it may simply request that Dune instruct the Transfer Agent to return the certificate (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this proxy statement.

If the Business Combination is not approved or completed for any reason, then public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares of Dune Class A Common Stock. In such case, Dune will promptly return any public shares previously delivered by public holders.

For illustrative purposes, based on the cash held in the Trust Account on            of $            , the estimated per share redemption price would have been approximately $            per public share. Prior to exercising redemption rights, public stockholders should verify the market price of shares of Dune Common Stock as they may receive higher proceeds from the sale of their shares of Dune Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Dune cannot assure its public stockholders that they will be able to sell their shares of Dune Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares of Dune Class A Common Stock.

If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own those public shares. You will be entitled to receive cash for your public shares only if you properly exercise your right to redeem your public shares and deliver your shares of Dune Common Stock (either physically or electronically) to the Transfer Agent, in each case prior to            , New York City time, on            , 2023 (two business days prior to the scheduled vote at the Special Meeting), the deadline for submitting redemption requests, and the Business Combination is consummated.

Immediately following the Closing, New Global will pay public stockholders who properly exercised their redemption rights in respect of their public shares.

Appraisal Rights

Dune stockholders are not entitled to exercise dissenters’ rights or appraisal rights under Delaware law in connection with the Business Combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the Business Combination to public stockholders of Dune Class A Common Stock because it is currently listed on a national securities exchange and such public stockholders are not required to receive any consideration (other than continuing to hold their shares of Dune Class A Common Stock, which will become an equal number of shares of New Global Common Stock after giving effect to the Business Combination). Public stockholders of Dune Class A Common Stock may vote against the Business Combination Proposal or redeem their shares of Dune Common Stock if they are not in favor of the adoption of the Purchase Agreement or the Business Combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the Business Combination to holders of founder shares because they have agreed to vote in favor of the Business Combination. Our warrant holders are not entitled to dissenters’ rights or appraisal rights in connection with the Business Combination under the DGCL.

Potential Purchases of Shares and/or Public Warrants

At any time prior to the Special Meeting, during a period when they are not then aware of any material non-public information regarding us or our securities, our Sponsor, directors, officers, advisors and/or their affiliates, and Global Hydrogen and/or its affiliates may purchase shares and/or warrants from investors, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Business Combination Proposal. Any such transactions would only be made in compliance with the Exchange Act and the applicable rules, including Rule 14e-5, and regulations promulgated thereunder. The purpose of these purchases would be to increase the amount of cash available to Dune for use in the Business Combination. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by our Sponsor for nominal value.

Dune’s Sponsor, directors, officers, advisors or their affiliates have no current commitments, plans, or intentions to engage in such purchases of additional public shares in privately negotiated transactions or in the open market and have not formulated any plans or proposals for any such transactions. In the event that Dune’s Sponsor, directors, officers, advisors or their affiliates purchase public shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their public shares. To the extent that the redemption of public shares would constitute a tender offer under the Exchange Act, any purchases of public shares by Dune’s Sponsor, directors, officers, advisors or their affiliates outside of the tender offer will be made in compliance with the rules, regulations and interpretations promulgated by the SEC with respect to such purchases and any public shares purchased by Dune’s Sponsor, directors, officers, advisors or their affiliates during the tender offer period but outside of the tender offer will not be voted in favor of the Business Combination.

Costs of Solicitation

We will bear the cost of soliciting proxies from our stockholders.

We will solicit proxies by mail. In addition, our directors, officers and employees may solicit proxies from Dune stockholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. We will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation material to the beneficial owners of shares of Dune Common Stock held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

We have engaged a professional proxy solicitation firm, Morrow, to assist in soliciting proxies for the Special Meeting. We have agreed to pay Morrow a fee of $15,000, plus disbursements. We will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to beneficial owners of our common stock and in obtaining voting instructions from those owners. Our management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Other Business

We are not aware of any other business to be acted upon at the Special Meeting. If, however other matters are properly brought before the Special Meeting, the proxies will have discretion to vote or act on those matters according to their best judgment and they intend to vote the shares as our Board may recommend.

Attendance

Only our stockholders on the record date or persons holding a written proxy for any stockholder or account of Dune as of the record date may attend the Special Meeting. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically. If you hold your shares of Dune Common Stock in your name as a stockholder of record and you wish to attend the Special Meeting, please visit            and enter the control number found on your proxy card. If your shares of Dune Common Stock are held in “street name” in a stock brokerage account or by a bank, broker or other holder of record and you wish to attend the Special Meeting, you must obtain a legal proxy from the bank, broker or other holder of record in order to vote your shares electronically at the Special Meeting.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Morrow, the proxy solicitation agent for Dune, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing DUNE.info@investor.morrowsodali.com.

THE BUSINESS COMBINATION PROPOSAL

We are asking our stockholders to approve and adopt the Purchase Agreement and the transactions contemplated thereby. Our stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Purchase Agreement, which is attached as Annex A-1 and Annex A-2 to this proxy statement. Please see the subsection entitled “The Purchase Agreement” below, for additional information and a summary of certain terms of the Purchase Agreement. You are urged to read carefully the Purchase Agreement in its entirety before voting on this proposal.

Because we are holding a stockholder vote on the Business Combination, we may consummate the Business Combination only if it is approved by the affirmative vote for the proposal by the holders of a majority of the shares of Dune Class A Common Stock who, being present (online) or by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Background of the Business Combination

The terms of the Business Combination are the results of negotiations between the representatives of Dune and Global Hydrogen. The following is a brief description of the background of these negotiations and the resulting Business Combination.

Dune was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Dune was incorporated under the laws of the State of Delaware on June 18, 2020.

On December 22, 2020, Dune closed its IPO of 17,250,000 units, with each unit consisting of one share of Dune Class A Common Stock and one-half of one public warrant. Each whole warrant is exercisable for one share of Dune Class A Common Stock at a purchase price of $11.50 per share, subject to adjustment as provided in Dune’s final prospectus filed with the SEC on December 21, 2020 (Registration Nos. 333-248698 and 333-251450). The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $172,500,000 (before underwriting discounts and commissions and offering expenses). Simultaneously with the closing of the IPO, Dune completed a private placement of 4,850,000 private placement warrants issued to the Sponsor, generating total proceeds of $4,850,000. A total of $172,500,000 from the net proceeds from the IPO and the private placement were placed in the Trust Account. The underwriters’ over-allotment option was exercised in full.

Prior to the consummation of the IPO, neither Dune, nor anyone acting on our behalf, engaged in any substantive discussions, directly or indirectly, with any potential business combination target with respect to consummating an initial business combination with Dune.

On October 12, 2021, we entered into an agreement and plan of merger (the “TradeZero Merger Agreement”) with Dune Merger Sub, Inc., a Delaware corporation and our direct, wholly-owned subsidiary (“Merger Sub”), Dune Merger Sub II, LLC, a Delaware limited liability company and our direct, wholly-owned subsidiary (“Merger Sub II”), and TradeZero Holding Corp., a Delaware corporation (“TradeZero”). On April 1, 2022, the Company, along with Merger Sub, Merger Sub II and the Sponsor (collectively, the “Dune Plaintiffs”) filed a four-count complaint in the Chancery Court against TradeZero and Messrs. Pipitone, Ferrara, Muscatella, Choi, Koslow, Caruso and Corriveau (together, the “TradeZero Defendants”), each of whom are part of TradeZero’s management team. The Dune Plaintiffs asserted claims for breach of contract, fraudulent inducement, fraudulent misrepresentation and unjust enrichment against the TradeZero Defendants.

On December 28, 2022, the Dune Plaintiffs entered into a Settlement Agreement and Release (the “Settlement Agreement”) with the TradeZero Defendants, pursuant to which (i) the Company and TradeZero mutually agreed to terminate the TradeZero Merger Agreement and (ii) the Dune Plaintiffs and the TradeZero Defendants agreed to a mutual release of all claims related to the TradeZero Merger Agreement, the transactions contemplated thereby, and the lawsuit filed by the Dune Plaintiffs against TradeZero Defendants in the Chancery Court, in each case effective upon receipt in full by the Dune Plaintiffs from the insurers of the TradeZero Defendants of $5,000,000 in settlement consideration within 15 business days of the date of the Settlement Agreement. The Company received its portion of the settlement consideration in the amount of $2.75 million in January 2023.

In December 2022, Dune’s management team began considering investments in the clean technology sector given the material tailwinds the segment had undergone over the previous several years, including the passage of the IR Act, the potential for a long-term recurring revenue model, the ability to leverage proven technology at scale, and the potential to deliver near-term profitability. Dune considered one other company in the clean technology sector during the period from December 2022 to February 2023 and had preliminary discussions with that company. Dune determined that the capital expenditure requirements of $40.0 million for its first production plant would be challenging to achieve in the current market given project finance interest rates and that such a combination created concentrated risk given that revenue would be dependent on a singular production facility. Additionally, Dune was open to opportunities in the software industry and fintech sector after the termination of the TradeZero transaction, but the quality of assets willing to discuss a SPAC transaction did not merit consideration of a SPAC merger.

On January 3, 2023, William Bennett Nance, Jr., a member of the Dune Board, contacted Carter Glatt, Dune’s Chief Executive Officer, to discuss Global Hydrogen, an air-gas supplier he was contemplating establishing to help build out the hydrogen infrastructure in North America. Mr. Nance detailed the benefits the IR Act had on reducing the price of hydrogen relative to legacy fossil fuels and the demand for hubs throughout the United States. Mr. Glatt suggested following up with a non-disclosure agreement in order to diligence the opportunity further.

On January 11, 2023, Dune sent a draft non-disclosure agreement to Global Hydrogen, which Mr. Nance reviewed.

On January 12, 2023, following Mr. Nance’s review of the draft non-disclosure agreement sent by Dune, which did not require substantive negotiation due to its customary and reasonable terms, Global Hydrogen and Dune executed the non-disclosure agreement.

Between January 12, 2023 and March 13, 2023, Dune’s management team conducted extensive due diligence on Global Hydrogen, including (i) an in-depth review of the financial models prepared by Mr. Nance, which focused on a granular review of projected revenue, government subsidies, grants, and loans, project and customer pipeline, and project company operating margins; and (ii) research on the hydrogen and industrial gas markets and competitive companies in the market.

On January 13, 2023, Mr. Glatt had a virtual meeting with Mr. Nance. During the meeting, Mr. Nance provided a comprehensive overview of Global Hydrogen’s business, including its business plan and strategic roadmap.

On January 18, 2023, Mr. Glatt and Jeron Smith, an independent Director of Dune, held a due diligence call with Global Hydrogen’s management team to introduce Mr. Smith to the company as well as to provide an overview of the broader hydrogen market. Mr. Nance led the call from Global Hydrogen.

On January 25, 2023, Mr. Glatt and Michael Castaldy, Dune’s Chief Financial Officer and a member of the Dune Board, held a virtual financial due diligence session with Global Hydrogen’s management. Mr. Nance presented a detailed financial model which included a list of key potential customers, detailed schedules of revenue and cash management based off of project start times, and capital requirements for each project. Mr. Nance highlighted that the business had the flexibility to be run as capital light, relative to other air-gas suppliers, and would focus on securing long-term offtake agreements in the first several years.

On January 26, 2023, Dune engaged Winston & Strawn LLP (“Winston & Strawn”) to serve as legal counsel for a contemplated transaction with Global Hydrogen.

On January 27, 2023, members of Dune’s management team held a virtual technical due diligence session with Global Hydrogen’s management to review the company’s suite of offerings including plant types it intended to offer as well as potential feedstocks that could service those plants. Mr. Nance also shared analysis on the price of hydrogen relative to other renewables and fossil fuels as well as key industries with a dependence on hydrogen that would be driving the long-term industry growth. Dune’s management team concluded the call by providing a comprehensive list of initial due diligence questions based on Dune’s review.

On January 31, 2023, Global Hydrogen held a formal due diligence call with Dune’s management team to discuss its initial due diligence questions. Mr. Nance led the call from Global Hydrogen.

On February 3, 2023, Global Hydrogen held a valuation discussion call with Dune’s management team to discuss key public and private market comparable companies as well as potential valuation ranges. Mr. Nance highlighted that by delivering only a limited number of projects and merely meeting, rather than exceeding, the revenue and profitability milestones it had set forth in the following 12-18 months it had the potential to achieve significant growth in terms of valuation and had access to significant private capital opportunity given the demand for hydrogen. Dune suggested that transaction consideration of $75.0 million in equity and an additional 2,500,000 million shares as earn-out consideration could be a constructive starting point for valuation, pending Dune’s findings as a result of continued due diligence of Global Hydrogen. For valuation purposes, Dune compared Global Hydrogen to category leading publicly-traded companies related to specialty air gas and hydrogen. Dune analyzed historic and prospective operating metrics, growth rates and other relevant data of these comparable companies. Emphasis was given to the comparable multiples of enterprise value to projected EBITDA. Based on its analysis and input from its advisors, Dune concluded that a discount on 2024 multiples enterprise value to projected EBITDA would be appropriate when comparing the company to its most comparable peer group, although Dune believes that Global Hydrogen has demonstrated a superior business model and should ultimately be valued at a premium relative to its peer group. Dune considered the proposed transaction structure, projected costs to Global Hydrogen as a public company, use of proceeds, Global Hydrogen’s capital requirements and liquidity profile, as well as Dune’s outstanding founder shares, warrants and its proposed warrant exchange in developing a valuation for Global Hydrogen. The February 3, 2023 projections are not indicative of the financial forecast and business model that Global Hydrogen transacted with Dune on. The February 3, 2023 forecast was a model predicated on a $10.0 million (and up to $15.0 million) equity round that would focus Global Hydrogen’s business as a pure play infrastructure developer utilizing the growth equity. These upfront investments significantly scaled revenue and EBITDA in the initial forecast years. Additionally, Global Hydrogen did not contemplate the sale of its plants in this model and instead focused on developing and owning its own plants.

Between February 4, 2023 and February 28, 2023, the members of Dune’s management team and Mr. Nance held approximately 30 conference calls to discuss the status of Global Hydrogen’s project pipeline, potential strategic relationships, hydrogen market, and government opportunities available.

On March 3, 2023, Mr. Glatt visited Global Hydrogen’s offices in New York for an on-site due diligence session. While at Global Hydrogen’s offices, Mr. Glatt met with members of Global Hydrogen’s management team, including Mr. Nance.

On March 6, 2023, Mr. Nance gave a presentation to the full Dune Board, which provided details regarding Global Hydrogen. The deck also included details on the broader hydrogen market, strategic roadmap, potential products and sources of feedstock, and regulatory overview. The call was then turned over to the Non-Recused Directors to ask additional due diligence and business-related questions regarding Global Hydrogen.

On March 6, 2023, Mr. Glatt introduced Global Hydrogen to Calabrese Consulting, LLC to assist Global Hydrogen to prepare its financial statements and assist with any audits.

On March 8, 2023, Mr. Glatt introduced Global Hydrogen to Marcum LLP (“Marcum”) as a potential independent auditor.

On March 9, 2023, the Non-Recused Directors and Dune’s management team held a virtual meeting of the Dune Board to discuss a potential business combination with Global Hydrogen. Representatives of Winston & Strawn also attended the Dune Board meeting and, among other considerations, discussed the Dune Board’s fiduciary duties related to the evaluation of potential transactions. The Board discussed the merit of a potential business combination with Global Hydrogen and the significant opportunity in the broader renewable energy market. The Board unanimously approved the submission of an initial letter of intent (the “LOI”) to Global Hydrogen with several key considerations including submitting the LOI below the maximum equity considerations threshold of $60.0 million as well as certain rights related to representation on the board of directors of the combined company. Dune’s initial valuation of Global Hydrogen of $75.0 million was revised to a maximum consideration of $60.0 million based on the revised cash flow projections provided by Global Hydrogen on March 7, 2023 via a teleconference due diligence session, which are the same cash flow projections presented in “— Projections” below. Some of the projections had been lowered from the February 3, 2023 valuation framework to account for an increase in interest rates, which had the effect of decreasing the margin profile as well as phase shifting several projects into outer quarters. The March 7, 2023 telephonic projections were identical to the final projections used by Newbridge and included new potential projects as well as detailed financial statements, except the only difference between the two models was a single typographical error affecting the sign of a numerical value (i.e., a clerical error) that did not have any impact on revenue or EBITDA in the projections. The Board also unanimously agreed that, before any definitive agreement related to a prospective business combination could be executed, the Board would engage a third party to provide a fairness opinion related to a potential business combination with Global Hydrogen.

On March 10, 2023, Dune’s management team held a virtual financial due diligence session with Global Hydrogen’s management team. Mr. Nance presented the final projections used by Newbridge that corrected the typographical sign error in the March 7, 2023 telephonic projections. Mr. Glatt highlighted to Global Hydrogen’s management team that the new projections merited a revised valuation framework, as compared to the valuation framework discussed on February 3, 2023.

On March 13, 2023, Mr. Glatt submitted the LOI to Global Hydrogen. The LOI valued Global Hydrogen at a fully-diluted pre-money equity valuation of $52.5 million, with the Global Hydrogen stockholders rolling over 100% of their equity in the transaction. The valuation of $52.5 million was determined based upon an approximate 55% discount to its peer group’s 2024 enterprise value to projected EBITDA multiples. The LOI also contemplated a new equity incentive plan of 800,000 shares. The LOI proposed a board of directors of the combined combination company of five members, with providing Dune with the right to appoint three members of the board of directors of the combined company as well as the nominee for Chairman of the board of directors and Global Hydrogen with the right to propose one member of the board of directors of the combined company, alongside Mr. Nance, who would serve as an executive director of the combined company.

On March 13, 2023, Mr. Glatt and Mr. Nance held a telephone call to perform a walkthrough of the LOI and to discuss the rationale behind certain terms thereof.

On March 14, 2023, Dune received a revised draft of the LOI from Global Hydrogen with several counterproposals. Global Hydrogen counter proposed a pre-money valuation equity of $62.5 million, the right to nominate two members of the board of directors of the combined company, and 1,000,000 shares allocated to a new equity incentive plan. Global Hydrogen’s valuation of $62.5 million was determined based upon an approximate 45% discount to its peer group’s 2024 enterprise value to projected EBITDA multiples.

On March 14, 2023 and March 15, 2023, Dune’s management team discussed the proposed Global Hydrogen business combination proposal and contemplated counterproposals with Winston & Strawn. Mr. Glatt and Mr. Nance also discussed Global Hydrogen’s counterproposal and outstanding items prior to agreement with respect to a business combination. Mr. Nance reflected Global Hydrogen’s position that Dune’s March 13, 2023 offer of $52.5 million was significantly below the peer group’s 2024 enterprise value, when he expected Global Hydrogen to experience a significant ramp in operations, which is why Global Hydrogen was countering at a $62.5 million valuation, in addition to its Board requests. Mr. Glatt highlighted that while Dune’s management was excited by several of Global Hydrogen’s pipeline projects, including a potential partnership on a $15.0 million grant application with a large port, Global Hydrogen’s business was still pre-revenue at that time and that a significant discount to the peer group was warranted. Mr. Glatt made a counterproposal of $57.5 million in pre-money valuation equity, the right of Global Hydrogen to nominate two members of the board of directors of the combined company, and 900,000 shares allocated to a new equity incentive plan. The counterproposal valuation of $57.5 million was determined based upon an approximate 50% discount to its peer group’s 2024 enterprise value to projected EBITDA multiples.

On March 15, 2023, Dune’s management team sent Global Hydrogen a revised draft of the LOI with substantially similar terms to the discussions held between March 14, 2023 and March 15, 2023.

On March 16, 2023, Mr. Glatt and Mr. Nance fully executed and countersigned the LOI.

On March 20, 2023, Dune engaged Newbridge, a financial advisor, to review the proposed Global Hydrogen transaction and provide the Dune Board with a fairness opinion with respect to the proposed transaction.

On March 24, 2023, Winston & Strawn, Sidley Austin llp (“Sidley Austin”) and Global Hydrogen’s counsel Alston & Bird LLP (“Alston & Bird”) held an all-hands call to organize the respective teams and discuss the legal due diligence process and the drafting process of the Purchase Agreement.

On March 30, 2023, Winston & Strawn sent Global Hydrogen and its counsel an initial legal due diligence request list that incorporated the review of legal documents shared to date. Winston & Strawn also began work on an initial draft of the Purchase Agreement.

On April 2, 2023, Global Hydrogen shared responsive documentation and responses to the legal due diligence requests.

On April 11, 2023, Dune and Winston & Strawn sent Global Hydrogen and its counsel a supplemental legal due diligence request list that incorporated the review of legal documents shared to date.

On April 11, 2023, Winston & Strawn provided the initial draft of the Purchase Agreement to Alston & Bird, the proposed terms of which Alston & Bird began to review with Global Hydrogen. The material terms of the initial draft of the Purchase Agreement reflected the terms of the LOI pursuant to which Dune and Global Hydrogen agreed to a fully-diluted, pre-money equity valuation of $57.5 million, the right of Global Hydrogen to nominate two members of the board of directors of the combined combination company and 900,000 shares allocated to a new equity incentive plan. The initial draft of the Purchase Agreement also reflected a double-dummy structure. Prior to delivering the initial draft of the Purchase Agreement, Winston & Strawn, Alston & Bird, Dune and Global Hydrogen discussed approaches to transaction structures and agreed to proceed with a double-dummy structure to allow the transaction to be tax-free to the Sellers. The proposed double-dummy structure contemplated (1) the formation of a wholly-owned subsidiary by Dune called “Dune Holdco, Inc.” (“Dune Holdco”), (2) the formation by Dune Holdco of a wholly-owned merger subsidiary that would merge with and into Dune, with Dune surviving as a wholly-owned subsidiary of Dune Holdco, and (3) the formation by Dune Holdco of a second wholly-owned merger subsidiary that would merge with and into Global Hydrogen, with Global Hydrogen surviving as a wholly-owned subsidiary of Dune Holdco, resulting in Dune Holdco becoming the public entity and the holding company for Dune and the Global Hydrogen business following the Closing.

Between April 11, 2023 and April 26, 2023, Dune and Global Hydrogen also engaged in discussions regarding the composition of the board of directors and management of the combined company after the business combination and agreed to appoint William Nance, who will hold the position of Chief Executive Officer of New Global, as a Class I director and appoint four independent directors, two of which will be mutually designated by Global Hydrogen and Dune, and the other two of which will be designated by Dune. Mr. Nance led the negotiation of these terms on behalf of Global Hydrogen.

On April 12, 2023, Dune received the final updated financial model, reflecting Global Hydrogen’s refined capital expenditure assumptions. The changes made to the final updated financial model represented minor adjustments and/or clarifications to capital expenditure and did not influence EBITDA or revenue assumptions. Thus, these changes did not result in any valuation change. These changes are reflected in the management projections presented in the “— Projections” section below.

On April 13, 2023, Dune and Winston & Strawn held a formal legal due diligence session with Mr. Nance and representatives from Alston & Bird to review matters including but not limited to trade compliance, the Foreign Corrupt Practices Act, data privacy, intellectual property, employment, general corporate, real estate, and environmental.

On April 15, 2023, Dune management sent to Global Hydrogen additional financial due diligence questions based on the final model. This was followed up by a formal financial due diligence call later that day between Dune and Mr. Nance.

On April 19, 2023, Winston & Strawn provided initial drafts of the Support Agreement, Sponsor Agreement and Lockup Agreement to Alston & Bird, the proposed terms of which Alston & Bird reviewed with Mr. Nance.

On April 20, 2023, Alston & Bird provided a revised draft of the Purchase Agreement. Between April 20, 2023 and May 4, 2023, Winston & Strawn, Sidley Austin, and Alston & Bird held calls to discuss open items related to the Purchase Agreement, which predominantly focused on transaction structure.

On April 24, 2023, Mr. Nance shared responsive documentation and responses to the financial due diligence requests and questions.

On April 26, 2023, Mr. Nance shared the completed audit report, which was performed by its independent auditors, Marcum, with Dune, Winston & Strawn, and Sidley Austin.

Beginning on April 26, 2023, Sidley Austin, Winston & Strawn, Alston & Bird, Dune and Global Hydrogen engaged in discussions regarding the implications of the double-dummy structure on Nasdaq listing requirements. On May 2, 2023, Dune and Global Hydrogen agreed to change the transaction structure and proceed with an “Up-C” structure to allow for the desired tax outcome to the Sellers without impacting the Nasdaq listing requirements.

On April 26, 2023, Winston & Strawn provided initial drafts of the Nomination Agreement, equity incentive plan, bylaws of New Global, and Mr. Nance’s employment agreement to Alston & Bird, the proposed terms of which Alston & Bird began to review with Mr. Nance.

On April 27, 2023, Winston & Strawn provided an initial draft of the amended and restated charter of New Global. Winston & Strawn, Alston & Bird, Dune and Global Hydrogen engaged in negotiations over the required vote to amend the bylaws of New Global, but otherwise agreed upon the form and substance of the amended and restated charter as well as the amended and restated bylaws of New Global. Between April 27, 2023 and May 12, 2023, Winston & Strawn, Alston & Bird, Dune and Global Hydrogen also agreed that the closing condition requiring Dune’s common stock to be listed or have been approved for listing was inclusive of the requirement that Dune meet the net tangible assets threshold and therefore did not believe an express net tangible assets closing condition was necessary.

On April 28, 2023, Alston & Bird and Global Hydrogen confirmed that they did not have any substantive comments to the Sponsor Agreement, Lockup Agreement and Nomination Agreement as the drafts provided by Winston & Strawn were consistent with prior discussions between Dune and Global Hydrogen.

On April 28, 2023, Alston & Bird and Global Hydrogen provided comments on the Support Agreement objecting to the guaranty by the Sellers of Global Hydrogen’s obligations to pay the Termination Fee under the Purchase Agreement. On May 1, 2023, Winston & Strawn provided a revised draft of the Support Agreement reflecting discussions among the Sellers and Dune whereby the guaranty by the Sellers of the Termination Fee was agreed to, provided that such Termination Fee, if triggered, would be payable by the Sellers in cash or by transfer of fifty percent (50%) of the fully diluted equity securities of Global Hydrogen, free and clear of all Liens and subject to requirements on each Seller to provide customary representations and warranties in respect of the transfer of equity securities held by him or her, to enter into customary stockholders’ arrangements with Dune and to take any other actions necessary, proper and advisable in connection with such transfer as reasonably requested by Dune.

On April 28, 2023, Alston & Bird and Mr. Nance provided comments on Mr. Nance’s employment agreement providing for an exception for Mr. Nance to serve on boards of directors of other entities upon written notice to New Global, providing for a 30-day cure period for events that may allow New Global to terminate Mr. Nance’s employment, providing for a mutual non-disparagement covenant and reducing the scope of the non-competition and non-solicitation covenants. On April 30, 2023, Winston & Strawn provided a revised draft of Mr. Nance’s employment agreement reflecting negotiations among Mr. Nance and Dune related to the scope of Mr. Nance’s non-competition and non-solicitation covenants under the employment agreement.

On April 28, 2023, Winston & Strawn provided an initial draft of the Registration Rights Agreement to Alston & Bird, the proposed terms of which Alston & Bird began to review with Global Hydrogen.

On May 3, 2023, Alston & Bird and Global Hydrogen confirmed that they did not have any substantive comments to the equity incentive plan as the draft provided by Winston & Strawn was consistent with prior discussions between Dune and Global Hydrogen.

On May 5, 2023 and May 6, 2023, Winston & Strawn provided revised drafts of the Purchase Agreement, Sponsor Agreement, Support Agreement, Lockup Agreement, Registration Rights Agreement, Nomination Agreement, equity incentive plan, bylaws and the amended and restated charter of New Global and Mr. Nance’s employment agreement, which were revised to reflect the “Up-C” structure.

On May 7, 2023, Alston & Bird provided a revised draft of the Purchase Agreement providing clarifying revisions related to the “Up-C” structure, and Winston & Strawn provided initial drafts of the Exchange Agreement and Holdings LLCA.

On May 9, 2023 and May 10, 2023, Winston & Strawn provided revised drafts of the Purchase Agreement, Sponsor Agreement, Support Agreement, Lockup Agreement, Registration Rights Agreement, Nomination Agreement, equity incentive plan, bylaws and the amended and restated charter of New Global, Exchange Agreement, Holdings LLCA and Mr. Nance’s employment agreement to reflect the fact that Global Hydrogen would not be filing a Form S-4.

On May 12, 2023, Alston & Bird and Global Hydrogen provided a revised draft of the Support Agreement providing that (i) in the event the Termination Fee is triggered and paid with equity securities of Global Hydrogen, each Seller has the right to determine the amount of equity securities to be contributed by such Seller to the payment and (ii) in the event the Termination Fee is triggered and paid with equity securities, the obligation is fully met at such time.

On May 12, 2023, Alston & Bird and Global Hydrogen confirmed that they did not have any comments to the drafts of the Purchase Agreement, Sponsor Agreement, Lockup Agreement, Registration Rights Agreement, Nomination Agreement, equity incentive plan, bylaws and the amended and restated charter of New Global, Exchange Agreement, Holdings LLCA and Mr. Nance’s employment agreement as the drafts provided by Winston & Strawn were consistent with prior discussions between Dune and Global Hydrogen.

On May 12, 2023, after considering other factors discussed herein, including receipt of Newbridge’s oral fairness opinion described under the section of this proxy statement entitled “Opinion of Dune’s Financial Advisor,” our board of directors, other than the Recused Director, voted to approve the Business Combination and related transactions.

On May 14, 2023, the Purchase Agreement was executed by the parties. Newbridge confirmed its oral fairness opinion by delivery of its written fairness opinion to our board of directors. The written fairness opinion is attached hereto as Annex M. After receiving the fairness opinion and prior to the opening of the financial markets on May 15, 2023, Dune filed a Current Report on Form 8-K with the SEC including the press release announcing the Business Combination.

On May 25, 2023, Dune management and representatives of Cantor met via videoconference to discuss the Global Hydrogen transaction. Mr. Glatt highlighted that the transaction did not require any third party capital to be raised in order to complete the Business Combination and noted that no capital markets advisors had been engaged in connection with the transaction. The Cantor representatives indicated they would review the transaction and inform Dune if they were interested in pursuing a capital markets advisory role as contemplated by their June 2022 Amendment Letter with Dune. Dune has not been contacted by Cantor subsequent to their May 25, 2023 meeting, and Cantor has not provided any reasons why it declined to pursue a capital markets advisory role in connection with the Business Combination (nor did Dune seek out such reasons or engage in dialogue with Cantor to that effect).

On July 27, 2023, Global Hydrogen’s management held a call with Dune’s management to review Global Hydrogen’s current project pipeline as well as upcoming requests for proposals and federal- and state-level grants that Global Hydrogen may be eligible for. The call was led by Mr. Nance who informed Dune that one of the companies he had forecasted a 2023 plant sale to was no longer considering a steam methane reforming (“SMR”) plant. This forecasted plant was a significant driver of Global Hydrogen’s 2023 revenue and profit mix and a component of Global Hydrogen’s 2024 revenue and profit mix. While Mr. Nance highlighted that Global Hydrogen’s project pipeline had grown since the Business Combination announcement as Global Hydrogen had established its outbound sales motion, both he and Dune management expressed concern that the timing of the revenue given the binary outcome of a plant sale and that Global Hydrogen had only several months remaining to recognize revenue for the 2023 fiscal year, which likely meant that the March 10, 2023 forecast would need to be revised and adjusted. Mr. Glatt suggested an on-site meeting between the Dune and Global Hydrogen management teams to further review the project pipeline and prospects.

On August 8, 2023, members of Global Hydrogen’s management team including Mr. Nance and Shachi Shah, the company’s Chief Operating Officer, led an on-site meeting with Mr. Glatt and Mr. Castaldy from Dune. Mr. Nance reviewed a detailed project pipeline including approximately 40 identified projects or requests for proposals that were either submitted for or in active discussions. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. Messrs. Glatt and Castaldy informed Mr. Nance that Dune would like to have a revised financial forecast for the purposes of its own continued due diligence and stockholder disclosure. They also informed Mr. Nance that the Dune Board would likely request a revised form of consideration given a new forecast. Mr. Nance agreed to provide a new forecast to Dune.

On August 12, 2023, Mr. Nance sent to Dune a revised financial model for 2023 and 2024 projections. For 2023, revenue was reforecasted to $1.8 million from $4.6 million and Adjusted EBITDA was reforecasted to $0.2 million from $0.8 million from the March 10, 2023 projections. For 2024, revenue was reforecasted to $17.8 million from $20.7 million and Adjusted EBITDA was reforecasted to $5.0 million from $5.6 million from the March 10, 2023 projections.

On August 13, 2023, Mr. Glatt sent the revised model to the independent members of the Dune Board.

From August 13, 2023 to August 15, 2023, Mr. Nance held approximately five model reviews and due diligence sessions telephonically with Messrs. Glatt and Castaldy.

On August 15, 2023, the Dune Board held a board meeting with a member of Sidley Austin in attendance. Mr. Nance, as a member of the Dune Board, was not in attendance for this meeting. Dune’s management reviewed the financial model with the Dune Board as well as the project pipeline due diligence. The Dune Board reaffirmed that a value reduction was necessary given a revised model. The Dune Board elected to review the differential in 2024’s forecasted EBITDA and applied the average multiple EV/EBITDA multiple of approximately 18 from the May 11, 2023 comparable analysis to arrive at a proposed value reduction. As such, the Dune Board agreed to go back to Global Hydrogen with a revised offer of $48.0 million, which represented a $9.5 million reduction from Global Hydrogen’s current valuation.

On August 15, 2023, Messrs. Glatt and Castaldy held a telephone call with Mr. Nance where they reviewed the Dune Board’s revised offer based off of the new forecasts and Dune’s proposed $9.5 million reduction, based off of the reduction of Global Hydrogen’s 2024 EBITDA forecast. Mr. Nance understood the rationale for the proposed reduction and would review with other Global Hydrogen unitholders.

On August 16, 2023, Dune sent Global Hydrogen and its representatives a proposed amendment to the Purchase Agreement with the revised $48.0 million in consideration.

On August 22, 2023, Global Hydrogen and Dune executed the Purchase Agreement amendment.

On September 20, 2023, the Sponsor exchanged all 4,312,500 of its shares of Dune Class B Common Stock on one-for-one basis for 4,312,500 shares of Dune Class A common stock pursuant to the Sponsor Exchange. As a result, no shares of Dune Class B Common Stock remain outstanding.

Dune’s Board of Directors’ Reasons for Recommending the Business Combination

On May 12, 2023, the Dune Board (other than the Recused Director) unanimously (i) approved the signing of the Purchase Agreement and the transactions contemplated thereby and (ii) directed that the Purchase Agreement, related transaction documentation and other proposals necessary to consummate the Business Combination be submitted to our stockholders for approval and adoption, and recommended that our stockholders approve and adopt the Purchase Agreement, related transaction documentation and such other proposals. Before reaching its decision, the Dune Board (other than the Recused Director) reviewed the results of management’s due diligence, which included:

•        public research on industry trends, trading volume projections and other industry factors;

•        extensive meetings, calls, and virtual conferences with Global Hydrogen’s management team and representatives regarding operations, company services, the pipeline of potential new financial prospects, programs and applications, among other customary due diligence matters;

•        personal visits to Global Hydrogen’s headquarters in New York;

•        review of Global Hydrogen’s material business corporate books and records, government regulations and filings, intellectual property and information technology and certain other legal and environmental due diligence;

•        financial and accounting diligence;

•        review of the Projections; and

•        delivery of a fairness opinion stating the transaction was fair.

Our Board considered a wide variety of factors in connection with its evaluation of the Business Combination in April 2023. In light of the complexity of those factors, our Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Different individual members of our Board may have given different weight to different factors in their evaluation of the Business Combination.

In the prospectus for the IPO, we identified the following general criteria and guidelines that we believed would be important in evaluating prospective target businesses, although we indicated we may enter into a business combination with a target business that does not meet these criteria and guidelines.

•        Target Enterprise Value:    Dune intended to target entities whose enterprise value is between $300,000,000 and $1,000,000,000. These companies have a domestic and international following, which we believe offers long-term risk-adjusted return potential;

•        Focus:    Dune intended to pursue companies in the software industry and fintech sector, which we have demonstrated accomplishments and “pattern recognition” knowledge. Our management team’s multifaceted expertise in assessing a target’s technology and their potential for disruption are key in evaluating business transaction candidates swiftly and adequately;

•        Total Addressable Market:    Dune intended to focus on investments that we believe present attractive prospects for both near-term and long-term secular market expansion. Companies should either have a sizable market share in their segment or operate in a largely greenfield market in order to be able to achieve market leadership. We also intended to seek companies in industries that are benefiting from strong macro tailwinds such that the markets in which they operate are constantly growing, ultimately driving a company’s ability to sustain strong revenue growth rates for years. They should also have defensible proprietary technology and intellectual property rights;

•        Disciplined Organic Growth and Profitable Unit Economics:    Dune intended to seek targets who have shown consistent organic revenue growth while also acquiring customers profitably over the long-term. We sought to find a company that has taken and will continue to take a balanced approach between growth and acquiring customers at a cost that can be recouped quickly while also driving customer lifetime value. Ability to generate continued strong organic growth as well as an ability to manage free cash flow are key characteristics of a target company;

•        Management:    Dune intended to seek companies with proven and accomplished management teams as we recognize they are the subject matter experts and proven drivers of the target business who may also be eager to benefit from our management team’s expertise. We intended to devote significant resources to analyzing and reaching alignment among a target’s management team and its stakeholders, a paramount element to successful execution of any business plan;

•        Operational Maturity:    Dune intended to select companies with initial public company-ready infrastructure, including the requisite compliance, financial controls and reporting processes in place needed for the regulatory constraints of a public entity;

•        Benefit from Being Public:    Dune sought to work with management and stockholders who aspire to have their company become a public entity and generate substantial wealth creation. The benefits of transitioning from a private to a public entity may include a broader access to debt and equity providers, liquidity for employees and potential acquisitions, and expanded branding in the marketplace;

•        Appropriate Valuations:    Dune intended to be rigorous, disciplined, and valuation-centric investors, with a keen understanding of market value. We expected to enter a business combination only if it pairs significant upside potential with limited downside risks.

•        Stable, Recurring Revenue:    Dune intended to target companies that operate a software as a service model, generating subscription revenue with annual or multi-year contracts;

•        Opportunity for Strategic or Operational Enhancement:    Dune intended to leverage our team’s expertise and extensive networks in the software industry to drive ongoing value creation. We intended to seek management teams with the interest and ability to execute on accretive strategic opportunities, including acquisitions of companies that enhance stockholder value;

•        Strong Barriers to Entry with Defensible Market Position:    Dune intended to select a target that has defensible proprietary technology and intellectual property rights or a first mover advantage. The target should also have embedded characteristics to support continued pricing power of its products;

•        High Customer Retention Rates:    Dune intended to acquire a target that has a stable and growing customer base with long-term subscription-based revenues, minimal churn and the ability to up-sell and cross-sell expansions with its existing customers;

•        Strong Gross Margin Profile and Potential for High Cash Flow Conversion:    Dune intended to acquire a target with an efficient cost structure and strong gross margin profile representative of a product company operating with a multi-tenant architecture;

•        Low asset intensity:    Dune intended to select a target with limited capital expenditure needs (including software development expenses) relative to its revenues and operating earnings;

These illustrative criteria were not intended to be exhaustive. We stated in our IPO prospectus that any evaluation relating to the merits of a particular initial business combination would be based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that our management may deem relevant. In the event that we decided to enter into a business combination with a target business that does not meet the above criteria and guidelines, we indicated that we would disclose that the target business does not meet the above criteria in our stockholder communications related to our initial business combination. While the proposed transaction with Global Hydrogen does not meet the target enterprise value, as described above, the Dune Board believes that the enterprise value offers fair value with respect to Global Hydrogen’s business with the ability to deliver multiple accretion. Additionally, while Global Hydrogen is not a software or fintech business, it does fall under the Dune Board of Directors’ “pattern recognition” and “knowledge domain” given our knowledge of the energy and renewables space as well as the underlying technology driving its market adoption.

In considering the Business Combination, on May 12, 2023, our Board, other than the Recused Director, concluded that Global Hydrogen met the majority of the above criteria. In particular, our Board considered the following positive factors, each of which speaks as of May 12, 2023, although not weighted or in any order of significance:

Total Addressable Market:    Based on third-party data and industry reports, approximately 600 terajoules of hydrogen is consumed consumption annually with that number expected to double by 2026 and reach upwards of 4,000 terajoules annually by 2050. Driven by powerful, secular tailwinds that have increased the utility of and decreased the cost of hydrogen, global demand has steadily increased further driving adoption and consumption of hydrogen products. Given Global Hydrogen’s planned product offering mix, Global Hydrogen intends to be able to serve a global customer base with different plant and feedstock requirements as well as broker gas to key end-users.

Government Support:    Hydrogen utilization as a solution to net zero climate goals has a seen growing support from several world regions, namely the European Union and North America. In the United States, policy makers have incentivized both the demand and supply for hydrogen production. At the federal level, the United States government has put forth programs such as federal tax credits for qualified commercial clean vehicles that have driven significant demand and innovation. This is further supplemented by state-level programs such as Colorado’s Clean Fleet Vehicle Technology Grant. The United States has also invested heavily increasing the supply of hydrogen production and infrastructure, namely through the passage of the $1.2 trillion Infrastructure Investment and Jobs Act in November 2021 (the “Infrastructure Act”) and the $738 billion IR Act, which authorized up to $391 billion in additional investment into addressing climate change. Out of the funds allocated from the Infrastructure Act, the United States Department of Energy created an $8 billion program to build out clean hydrogen hubs across the United States. Among other grants and investment opportunities, the Inflation Reduction Act further underscored the United States’ investment in hydrogen and a clean electrical grid through its implementation of a hydrogen tax production credit as well as a carbon sequestration/utilization credit. Canada’s hydrogen strategy, implemented in December 2020, aims for hydrogen to be 30% of its end-use energy by 2050. The continued investment by governments globally will support increased hydrogen infrastructure, vehicle and fleet utilization, and other sources of hydrogen demand.

Flexible Plant and Feedstocks:    Global Hydrogen plans to have a diverse mix of plant types they are able to develop, catering to the needs of clients and providing optionality to potential joint partnerships and direct investments. Global Hydrogen plans to build, operate, and source SMR, proton exchange membrane, and alkaline electrolytic plants utilizing a mix of feedstocks including biogas, renewable natural gas, pipeline natural gas, electricity, and methanol. This dynamic flexibility is a key contributor to Global Hydrogen’s ability to bid on both government and industrial contracts.

Delivery of Plant:    Based on estimates and quotes provided by independent suppliers, Global Hydrogen believes and expects it will be able to procure and deliver electrolyzers in a period of less than 12 months and SMR and carbon recovery plants in less than 18 months, depending on size and quantity of order. These rapid delivery timelines allow for the client, joint venture, or Global Hydrogen as a potential owner of the plant, to start producing hydrogen and addressing its demand channels in short order.

Growing Customer Segments:    Hydrogen has historically been used as feedstock for chemicals, such as fertilizer, refining fuels, and plastics as well as general products, such as steel, food, and glass. With recent innovation and investment, hydrogen is now seen as a significant fuel and heat source. The transport industry has particularly scaled with commercial and industrial trucks, aviation, and shipping transports all building out end-products that utilize hydrogen as a key source of fuel. It has also seen increased viability as heat for the steel, cement, paper, and aluminum industries as well as in residential and commercial buildings. With the increase utilizations across an ever-growing customer segment, demand will continue to migrate towards hydrogen utilization.

Management:    Global Hydrogen is led by a multi-disciplinary team of industry experts that have that have relevant, deep industry expertise in building and scaling business units at both private and public companies. The Company is founder-led and a 100% minority and woman-owned business. Pursuant to the terms of the LOI, Global Hydrogen’s management has agreed to convert 100% of its equity into the combined company and will own at least a 46.6% stake in the combined company, which demonstrates an ongoing equity commitment to the combined company.

Our Board, other than the Recused Director, determined that the following two criteria were either not met by Global Hydrogen or could not be met by Global Hydrogen once operations begin:

Operational Maturity:    Global Hydrogen did not meet or could not meet this criteria once operations begin because, given that Global Hydrogen is a nascent pure-play hydrogen and carbon recovery project developer and industrial gas supplier, it did not have IPO-ready infrastructure, including the requisite compliance, financial controls and reporting processes in place needed for the regulatory constraints of a public entity, prior to its selection by Dune. Global Hydrogen has been working diligently to scale that effort.

High Customer Retention Rates:    Global Hydrogen did not meet or could not meet this criteria once operations begin because, while Global Hydrogen, as a gas supplier, intends to have long-term offtake agreements resulting in long-term subscription-based revenues, minimal churn and the ability to up-sell and cross-sell expansions with its existing customers, it does not currently have long-term customer retention rates to review or diligence.

Under the Purchase Agreement, Dune has agreed to combine with Global Hydrogen for a pre-money valuation of approximately $48,000,000 (with the apportionment of shares as among Dune and Global Hydrogen equity holders based on the liquidation value of Dune Class A Common Stock). The total consideration represents a market value of equity in excess of 80% of the assets held in Dune’s trust account (excluding taxes payable on the income earned on the trust account), a requirement for an initial business combination under our Current Charter.

Our management and directors may have different interests in the Business Combination than the public stockholders.

Our Board also considered the fact that members of our management and board of directors may have interests that are different from, or are in addition to, the interests of our stockholders generally, including the matters described under “— Interests of Dune’s Sponsor, Directors and Officers in the Business Combination.” However, our Board concluded that the potentially disparate interests would be mitigated because (i) these interests were disclosed in the IPO prospectus and (ii) these disparate interests would exist or may be even greater with respect to a business combination with another target company.

Certain Projected Financial Information

Global Hydrogen does not, as a matter of course, make public projections as to future sales, earnings, growth or other results. However, in connection with the Business Combination, Global Hydrogen prepared the projections set forth below (the “Projections”), which were made available to Dune on March 10, 2023. Specifically, the Projections were provided to and considered by the Dune Board in connection with its evaluation of the Business Combination. In addition, the Projections were provided by Dune to Newbridge and with the consent of the Dune Board, Newbridge used and relied upon the Projections in connection with its financial analyses and opinion described under “— Opinion of Dune’s Financial Advisor.”

As noted above in “— Dune’s Board of Directors’ Reasons for Recommending the Business Combination,” the Board assessed numerous factors in considering the Business Combination, including the independent fairness opinion prepared by Newbridge. The financial projections were provided solely to Newbridge for their fairness analysis. Since Global Hydrogen is a nascent pure-play hydrogen and carbon recovery project developer and industrial gas supplier, Global Hydrogen’s management relied on numerous assumptions to derive the financial projections described below, including pricing and project cost structure, market size and market penetration, among others. These projections are subject to inherent uncertainty since they are based on assumptions about events that may occur in the future, many of which are beyond Global Hydrogen’s control, instead of historical operating results. In addition, long-term financial projections, particularly those developed by Newbridge and described under “— Opinion of Dune’s Financial Advisor”, are subject to increased uncertainty and risk that they will not be achieved. As such, the Board and Global Hydrogen management do not believe that Dune stockholders should place undue reliance on the financial projections, especially those financial projections created by Newbridge that extend beyond the initial two-year period, as the longer term projections are subject to greater uncertainty. None of the financial projections should be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

The inclusion of this information should not be regarded as an indication that Dune, Global Hydrogen or their respective advisors or other representatives considered, or now considers, it to be necessarily predictive of actual future performance or events, and such summary forecasts set forth below should not be relied on as such. The Projections are not being included in this proxy statement in order to influence any Dune stockholder regarding how to vote in connection with the Business Combination or any other proposal. The Projections are included in this proxy statement solely to provide Dune’s stockholders access to information made available to Dune in connection with the Dune Board’s consideration of the Business Combination and to Newbridge in connection with the preparation of Newbridge’s fairness opinion to Dune’s Board.

The Projections are subjective in many respects and were based solely upon information available to the management of Global Hydrogen at the time of their preparation. Although presented with numeric specificity, the Projections reflect numerous estimates and assumptions that were deemed to be reasonable as of the respective dates the estimates and assumptions were made, but are inherently uncertain and may be beyond the control of the management of Global Hydrogen. These assumptions include, but are not limited to, Global Hydrogen’s performance, industry performance, customer requirements and demand, customer pipeline, competition, capital availability, and general business, economic and regulatory conditions, as well as other matters described in the section of this proxy statement entitled “Cautionary Note Regarding Forward-Looking Statements” and other risks referenced in this proxy statement. The Company can give no assurance that the Projections and the underlying estimates and assumptions will be realized or that future actual financial results will not materially vary from those estimated in the Projections. Since the Projections cover multiple years, that information, by its nature, becomes increasingly uncertain and less predictive with each successive year.

The Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of Global Hydrogen’s management, were prepared on a reasonable basis, reflect the best estimates and judgments then available, and present, to the best of such management’s knowledge and belief, the then-expected course of action and financial performance of Global Hydrogen. None of the Company’s or Global Hydrogen’s independent registered public accounting firms or any other independent accountants have compiled, examined, or performed any procedures with respect to the Projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Projections.

The Projections were revised on August 12, 2023 (the “Revised Projections”) to reflect the loss of an originally-forecast systems and equipment project which was expected to close in the third quarter of 2023. Furthermore, the Projections do not take into account any circumstances or events occurring after the date they were prepared. Neither Dune nor Global Hydrogen can give any assurance that, had the Projections been prepared as of the date of this proxy statement, similar estimates and assumptions would be used. Except as required by applicable securities laws, neither Dune nor Global Hydrogen intends to, and disclaims any obligation to, make publicly available any update or other revision, beyond the Revised Projections, to the Projections or Revised Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error.

In light of the foregoing, and considering the uncertainties inherent in any forecasted information, Dune stockholders are cautioned not to place undue, if any, reliance on the Projections.

Projections

The key elements of the Projections provided to Dune on March 10, 2023 are summarized below:

($ millions)	FY23E	FY24E
Revenue	$4.6	$20.7
Cost of Sales	$0.4	$2.1
Project Expenses	$3.3	$13.0
Adj. EBITDA(1)	$0.8	$5.6
Capex	$—	$(1.4)
Free Cash Flow(2)	$0.8	$4.2

____________

(1)      Excludes anticipated stock-based compensation expense subsequent to the Business Combination. Includes estimated public company expenses.

(2)      Defined as Adj. EBITDA less capital expenditures. Excludes any impact of financing.

The Projections were prepared using a number of assumptions as of April 30, 2023, including the following assumptions that Global Hydrogen’s management believed to be material:

•        The primary drivers of the Projections are growth in closed projects, closed project size and closed project type (i.e., whether the project reflects systems and equipment sold, an owned plant, or a joint venture).

•        Global Hydrogen targets standard project sizes reflecting its ability to source steam methane reforming and electrolytic hydrogen generation plants of producing 200 kg/day to 30,000 kg/day of hydrogen and capturing more than 10,000 kg/day of carbon dioxide.

•        Global Hydrogen’s Projections are sourced from an actively-managed project development pipeline and the Projections assume that closed project size for standard plant sizes remained constant. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. Systems and equipment sold was assumed to be the most prevalent closed project type in the Projections for 2023, with owned plants becoming more prevalent in 2024.

•        The systems and equipment sold reflected in the Projections comprise hydrogen generation systems (electrolyzers, steam methane reforming plants, and carbon recovery plants). In the case of steam methane reforming plants, Global Hydrogen expects substantially all plants of this technology type which Global Hydrogen sells to be co-located with carbon recovery plants which Global Hydrogen expects will lead to — ensuring low-carbon hydrogen generation.

•        Revenue for closed projects is recognized based on milestone payments due upon achievement of project thresholds. For owned plants, revenue is recognized at the time of the sale of the gas, typically upon completion of the project. For joint ventures, revenue may be recognized based on milestone payments due upon achievement of project thresholds, recognized at the time of the sale of the gas, or in combination, with some portions of the revenue recognized based on milestone payments, and other portions of the revenue recognized at the time of the sale of the gas. As it relates to revenue recognition and timing of project milestones, typically milestone payments would be recognized over a period of 6 to 9 months for Global Hydrogen’s electrolyzer offerings and a period of 12 to 18 months for its SMR plants, depending on the size and quantity of the order.

•        Where applicable, on certain projects after Global Hydrogen has determined the customer’s requirements and structured each project, Global Hydrogen may use the services of subcontractors to fabricate or manufacture portions or all of the unique and customer-specific hydrogen generation and carbon recovery equipment Global Hydrogen sells to customers. The Revised Projections reflect revenue and earnings from closed projects on which subcontractors may have performed significant work in satisfaction of customer requirements. Global Hydrogen anticipates initially generating revenue through the sale of customer-specific hydrogen generation and carbon recovery equipment and solutions — such as design, engineering, installation, commissioning, and startup — to customers.

•        For 2023, the Projections assume successful closing of two projects of $1.0 million to $5.0 million of revenue, of the systems and equipment sold type, and one project of $5.0 million to $20.0 million of revenue, of the systems and equipment sold type. Such revenue is projected to be generated from the resale and leasing of systems and equipment, the resale of hydrogen gas purchased from other industrial suppliers, and the sale of value-added services such as: design, engineering and plant costing; project management; plant installation, plant commissioning and plant startup; supervision of plant installation, plant commissioning, and plant startup; and project structuring.

•        For 2024, the Projections assume successful closing of one project of up to $5.0 million of revenue, of the owned plant type; five projects of $5.0 million to $20.0 million of revenue — comprising four projects of the systems and equipment sold type and one project of the owned plant type; and one project of $20.0 million or more of revenue, of the systems and equipment sold type.

•        As of the date of these assumptions to the Projections, Global Hydrogen is actively pursuing over a dozen potential projects, three of which are in the contracting stage.

•        Revenue growth in the Projections primarily is driven by anticipated growth in the number of closed projects. Free cash flow margin in the Projections primarily was driven by anticipated growth in the number of owned plant closed project types. To arrive at the revenue numbers reflected in the Projections, Global Hydrogen management calculated the probability-weighted sum of revenue Global Hydrogen expects to be able to recognize from closed projects in calendar years 2023 and 2024, based on the successful close of two projects in 2023, representing less than 5% of development pipeline projects, and the successful closing of three projects in 2024, representing less than 7% of development pipeline projects. The probability-weighted sum of revenue is determined through the calculation of potential revenue and the probability of such revenue generation. Each project included in the project development pipeline has a projected revenue amount and is assigned a probability reflecting the likelihood of a successful close and the expected calendar quarter timing of successful close. All project probabilities are reviewed and adjusted depending on the specific status of each project and negotiations with potential customers. Expected revenue for each project — a probability-weighted forecast — is then calculated by multiplying projected revenue by probability of successful close. The expected revenue estimates for all potential projects in the development pipeline are summed together, resulting in a probability-weighted sum of revenue, by quarter.

•        The Projections do not include the impact of any government grants or loans. Closed projects reflecting systems & equipment sold typically do not require any governmental support. Owned plants and joint venture closed projects in the Projections, on the other hand, assume private market financing. The Projections assume owned plants were financed on a project-by-project basis, using the assets of the project as collateral; and joint ventures were financed in whole or in part by customers or by a group including Global Hydrogen and other project partners.

•        The Projections are not dependent on Business Combination proceeds in order to achieve these projections. In the Projections, project expenses are assumed to be financed entirely by free cash flow, working capital and/or grants, or, if necessary, other financings.

•        The Projections reflect Global Hydrogen’s active efforts to identify, apply for, and participate in federal, state, local, and other local authority (e.g., ports, airports, public works, etc.) grants, loans and subsidies. Global Hydrogen has applied for and continues to apply to participate in such programs. Global Hydrogen also is currently a 100% minority-owned business and applies for government programs on that basis as well. Global Hydrogen may be eligible for such programs following the Business Combination as a result of the founders retaining at least a 46.6% stake in the combined company under all redemption scenarios.

•        Global Hydrogen’s Projections assume a moderate increase in employees, in particular offtake and feedstock sales, sales and operations support, and project management employees.

Global Hydrogen assumed in the Projections that revenue would grow from a projected $4.6 million in 2023 to $20.7 million in 2024. The Projections assumed that Adjusted EBITDA would increase from a projected $0.8 million in 2023 to $5.6 million in 2024 as Global Hydrogen anticipates benefitting from a significant increase in closed projects. The Projections assumed that Free Cash Flow would increase from a projected $0.8 million in 2023 to $4.2 million in 2024.

Revised Projections

The key elements of the Revised Projections provided to Dune on August 12, 2023 are summarized below:

($ millions)	FY23E	FY24E
Revenue	$1.8	$17.8
Cost of Sales	$0.1	$0.8
Project Expenses	$1.5	$12.0
Adj. EBITDA(1)	$0.2	$5.0
Capex	$—	$—
Free Cash Flow(2)	$0.2	$5.0

____________

(1)      Excludes anticipated stock-based compensation expense subsequent to the Business Combination. Includes estimated public company expenses.

(2)      Defined as Adj. EBITDA less capital expenditures. Excludes any impact of financing.

The Revised Projections were prepared using revised assumptions as of June 30, 2023, including the following assumptions that Global Hydrogen’s management believed to be material:

•        The primary drivers of the Revised Projections are growth in closed projects, closed project size and closed project type (i.e., whether the project reflects systems and equipment sold, an owned plant, or a joint venture).

•        Global Hydrogen targets standard project sizes reflecting its ability to source steam methane reforming hydrogen generation plants capable of producing 200 kg/day to 30,000 kg/day of hydrogen while capturing the produced carbon dioxide, and electrolytic hydrogen plants with a maximum rated power between 50KW and 100MW.

•        Global Hydrogen’s Projections are sourced from an actively-managed project development pipeline of more than 40 potential projects. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. The Revised Projections assume that closed project size for standard plant sizes remained constant. Systems and equipment sold was assumed to be the most prevalent closed project type in the Projections for 2023, with owned plants emerging in 2024.

•        The systems and equipment sold reflected in the Revised Projections comprise hydrogen generation systems (electrolyzers, steam methane reforming plants, and carbon recovery plants), auxiliary equipment such as compressors, gas storage systems, dispensing systems and other equipment, and also may include the leasing of systems and equipment and the resale of hydrogen gas purchased from other industrial gas suppliers. In the case of steam methane reforming plants, Global Hydrogen expects substantially all plants of this technology type which Global Hydrogen sells to be co-located with carbon recovery plants which Global Hydrogen expects will lead to ensuring low-carbon hydrogen generation.

•        Revenue for closed systems and equipment sold projects is recognized based on milestone payments due upon achievement of project thresholds. For owned plants, revenue is recognized at the time of the sale of the gas, typically upon completion of the project. For joint ventures, revenue may be recognized based on milestone payments due upon achievement of project thresholds, recognized at the time of the sale of the gas, or in combination, with some portions of the revenue recognized based on milestone payments, and other portions of the revenue recognized at the time of the sale of the gas. As it relates to revenue recognition and timing of project milestones, typically milestone payments would be recognized over a period of 6 to 9 months for Global Hydrogen’s electrolyzer offerings and a period of 12 to 18 months for its SMR plants, depending on the size, quantity, and destination of the order.

•        Where applicable, on certain projects after Global Hydrogen has determined the customer’s requirements and structured each project, Global Hydrogen may use the services of subcontractors to fabricate or manufacture portions or all of the unique and customer-specific hydrogen generation and carbon recovery equipment Global Hydrogen sells to customers. The Revised Projections reflect revenue and earnings from closed projects on which subcontractors may have performed significant work in satisfaction of customer requirements. Global Hydrogen anticipates initially generating revenue through the sale of customer-specific hydrogen generation and carbon recovery equipment and solutions to customers.

•        For 2023, the Revised Projections assume successful closing of one (1) project of $1.0 million to $5.0 million of revenue, of the systems and equipment sold type, and one (1) project of $5.0 million to $20.0 million of revenue, of the systems and equipment sold type. Such revenue is projected to be generated from the resale and leasing of systems and equipment, the resale of hydrogen gas purchased from other industrial suppliers, and the sale of value-added services such as: design, engineering and plant costing; project management; plant installation, plant commissioning, and plant startup; supervision of plant installation, plant commissioning and plant startup; and project structuring.

•        For 2024, the Revised Projections assume successful closing of one (1) project of up to $5.0 million of revenue, of the owned plant type; three (3) projects of $5.0 million to $20.0 million of revenue — comprising three (3) projects of the systems and equipment sold type; and one (1) project of $20.0 million or more of revenue, of the systems and equipment sold type.

•        As of the date of these assumptions to the Revised Projections, Global Hydrogen is actively pursuing over forty (40) potential projects, three of which are in the contracting stage.

•        Revenue growth in the Revised Projections primarily is driven by anticipated growth in the number of closed projects. Free cash flow margin in the Revised Projections primarily was driven by anticipated growth in the number of systems and equipment sold plant closed project types. To arrive at the revenue numbers reflected in Revised Projections, Global Hydrogen management calculated the probability-weighted sum of revenue Global Hydrogen expects to be able to recognize from closed projects in calendar years 2023 and 2024, based on the successful close of two projects in 2023, representing less than 5% of development pipeline projects, and the successful closing of three projects in 2024, representing less than 7% of development pipeline projects. The probability-weighted sum of revenue is determined through the calculation of potential revenue and the probability of such revenue generation. Each project included in the project development pipeline has a projected revenue amount and is assigned a probability reflecting the likelihood of a successful close and the expected calendar quarter timing of successful close. All project probabilities are reviewed and adjusted depending on the specific status of each project and negotiations with potential customers. Expected revenue for each project — a probability-weighted forecast — is then calculated by multiplying projected revenue by probability of successful close. The expected revenue estimates for all potential projects in the development pipeline are summed together, resulting in a probability-weighted sum of revenue, by quarter.

•        The Revised Projections do not include the impact of any government grants or loans. Closed projects reflecting systems and equipment sold typically do not require any governmental support. Owned plants and joint venture closed projects in the Revised Projections, on the other hand, assume private market financing. The Revised Projections assume owned plants were financed on a project-by-project basis, using the assets of the project as collateral, and joint ventures were financed in whole or in part by customers or by a group including Global Hydrogen and other project partners.

•        The Revised Projections are not dependent on Business Combination proceeds in order to achieve these projections. In the Projections, project expenses are assumed to be financed entirely by free cash flow, working capital and/or grants, or, if necessary, other financings.

•        The Revised Projections reflect Global Hydrogen’s active efforts to identify, apply for, and participate in federal, state, local, and other local authority (e.g., ports, airports, public works, etc.) grants, loans, and subsidies. Global Hydrogen has applied for and continues to apply to participate in such programs. Global Hydrogen also is currently a 100% minority-owned business and applies for government programs on that basis as well. Global Hydrogen may be eligible for such programs following the Business Combination as a result of the founders retaining at least a 46.6% stake in the combined company under all redemption scenarios.

•        Global Hydrogen’s Revised Projections assume a moderate increase in employees, in particular offtake and feedstock sales, sales and operations support, and project management employees.

Global Hydrogen assumed in the Revised Projections that revenue would grow from a projected $1.8 million in 2023 to $17.8 million in 2024. The Revised Projections assumed that Adjusted EBITDA would increase from a projected $0.2 million in 2023 to $5.0 million in 2024 as Global Hydrogen anticipates benefitting from a significant increase in closed projects. The Revised Projections assumed that Free Cash Flow would increase from a projected $0.2 million in 2023 to $5.0 million in 2024.

Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. The SEC rules, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure, do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Business Combination if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Newbridge for purposes of its opinion or by the Dune Board in connection with their evaluations of the Business Combination. Accordingly, the Company has not provided a reconciliation of the financial measures included in the Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

•        EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF THE FINANCIAL PROJECTIONS FOR GLOBAL HYDROGEN, EACH OF DUNE, GLOBAL HYDROGEN AND EACH OF DUNE’S AFFILIATES UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FINANCIAL PROJECTIONS.

Other Board Considerations

The statements expressed in this section (“— Other Board Considerations”) are solely those of Dune and its Board.

The Dune Board also gave consideration to the following negative factors (which are more fully described in the “Risk Factors” section of this proxy statement), although not weighted or in any order of significance:

•        Global Hydrogen has a limited operating history, which makes it difficult to evaluate its business and prospects and increases the risks associated with an investment in our Class A Common Stock.

•        Global Hydrogen’s business is subject to extensive, complex and changing laws and regulations. Changes in these laws and regulations, or our failure to comply with these laws and regulations, could harm Global Hydrogen’s business.

•        Global Hydrogen plans to operate in highly competitive markets, and many of its competitors have greater resources than Global Hydrogen does and may have products and services that may be more appealing than Global Hydrogen’s to its current or potential customers.

•        Our stockholders would vote against the Business Combination Proposal and the Condition Precedent Proposals or exercise their redemption rights.

•        Some of our stockholders would vote against the Business Combination Proposal and the Condition Precedent Proposals or decide to exercise their redemption rights, thereby depleting the amount of cash available in the Trust Account to an amount below the minimum required to consummate the Business Combination. However, the fact that our stockholders may vote for the Business Combination Proposal while also exercising their redemption rights mitigates against any incentive a holder of shares of Dune Class A Common Stock might have to vote against the Business Combination Proposal and the Condition Precedent Proposals, especially to the extent that they hold public warrants which would be worthless if the Business Combination is not completed.

•        Our Board also considered the fact that members of our management and board of directors may have interests that are different from, or are in addition to, the interests of our stockholders generally, including the matters described under “— Interests of Dune’s Sponsor, Directors and Officers in the Business Combination.” However, our Board concluded that the potentially disparate interests would be mitigated because (i) these interests were disclosed in the IPO prospectus and (ii) these disparate interests would exist or may be even greater with respect to a business combination with another target company.

After careful consideration and consultation with Dune’s management and outside legal advisors, on May 12, 2023, the Dune Board, other than the Recused Director, unanimously determined that the Business Combination Proposal and each of the other Condition Precedent Proposals are advisable and fair to, and in the best interest of, Dune and its stockholders, and recommends that Dune’s stockholders vote or give instruction to vote “FOR” each of the Business Combination Proposal, the other Condition Precedent Proposals and each of the director nominees.

Opinion of Dune’s Financial Advisor

Dune retained Newbridge to act as its financial advisor in connection with the Business Combination and to provide an independent fairness opinion to the Dune Board. Given that Global Hydrogen is unable to provide actual or historical information regarding its business, Dune engaged Newbridge to provide a fairness opinion as one factor in the Dune Board’s consideration of the limited information available regarding Global Hydrogen. Newbridge, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Dune selected Newbridge to act as its financial advisor in connection with the Business Combination on the basis of Newbridge’s experience in similar transactions and its reputation in the investment community.

On May 12, 2023, at a meeting of the Dune Board held to evaluate the Business Combination, Newbridge delivered to the Dune Board, other than the Recused Director, an oral opinion, which was confirmed by delivery of a written opinion, dated May 14, 2023, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its written opinion, (i) the Original Aggregate Consideration to be paid to the unitholders of Global Hydrogen is fair, from a financial point of view, to Dune and Dune’s unaffiliated public stockholders and (ii) Global Hydrogen has an aggregate fair market value equal to at least 80 percent (80%) of the net assets held in the Trust Account for the benefit of Dune’s public stockholders (excluding taxes payable on the income earned on the Trust Account).

The full text of Newbridge’s written opinion to the Dune Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex M hereto and is incorporated by reference herein in its entirety. The following summary of Newbridge’s opinion is qualified in its entirety by reference to the full text of the opinion. Newbridge delivered its opinion to the Dune Board for the benefit and use of the Dune Board (in its capacity as such) in connection with and for purposes of its evaluation of the Business Combination from a financial point of view. Newbridge’s opinion also does not address the relative merits of the Business Combination as compared to any alternative business strategies or transactions that might exist for Dune, or the underlying business decision of Dune whether to proceed with those business strategies or transactions.

In connection with rendering its opinion, Newbridge, among other things:

•        Considered Newbridge’s assessment of general economic, market and financial conditions, as well as Newbridge’s experience in connection with similar transactions, and business and securities valuations generally;

•        Reviewed drafts of the Purchase Agreement and other agreements and sources of information related to the Transactions;

•        Reviewed Dune’s publicly available historical financial results, as well as certain publicly available information concerning the trading of, and the trading market for, the ordinary shares of Dune since its IPO in December 2020;

•        Reviewed publicly available financial information of Dune filed with the SEC, including its Form 10-Qs, Form 10-Ks, and certain reports on material events filed on Forms 8-K between December 22, 2020 and May 12, 2023;

•        Reviewed a financial model of Global Hydrogen with future financial projections (including potential revenue growth, Adjusted EBITDA and free cash flow, which is calculated by subtracting capital expenditures from Adjusted EBITDA (“Free Cash Flow”) margins) provided by Global Hydrogen’s management team;

•        Performed a discounted cash flow analysis layered onto Global Hydrogen’s financial model provided;

•        Performed a public company comparable analysis of similar companies to Global Hydrogen that trade on a major U.S. or European stock exchange and operate in the “Specialty Air Gas” and “Hydrogen Related” sectors, to derive certain forward Enterprise Value/EBITDA multiples;

•        Conducted discussions with Global Hydrogen’s management team to better understand Global Hydrogen’s recent business history and near-term financials; and

•        Performed such other analyses and examinations, as we deemed appropriate.

Newbridge also considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria which it deemed relevant. In conducting its review and arriving at its opinion, Newbridge did not independently verify any of the foregoing information and Newbridge assumed and relied upon such information being accurate and complete in all material respects, and Newbridge further relied upon the assurances of management of Dune that they are not aware of any facts that would make any of the information reviewed by Newbridge inaccurate, incomplete or misleading in any material respect. In addition, Newbridge has not assumed any responsibility for any independent valuation or appraisal of the assets or liabilities, including any ongoing litigation and administrative investigations, if any, of Global Hydrogen, nor has Newbridge been furnished with any such valuation or appraisal. In addition, Newbridge has not assumed any obligation to conduct, nor has it conducted, any physical inspection of the properties or facilities of Global Hydrogen.

The issuance of Newbridge’s opinion was approved by an authorized internal committee of Newbridge. Newbridge’s opinion is necessarily based on economic, financial, market and other conditions as they exist and can be evaluated on, and the information made available to it on, May 14, 2023, the date of such opinion. Newbridge expressed no opinion as to the underlying valuation, future performance or long-term viability of Dune and its successors. Further, Newbridge expressed no opinion as to what the value of the shares of Dune Common Stock actually will be when the Business Combination is consummated or the prices at which shares of Dune Common Stock will trade at any time. It should be understood that, although subsequent developments may affect Newbridge’s opinion, Newbridge does not have any obligation to update, revise or reaffirm its opinion and has expressly disclaimed any responsibility to do so.

Newbridge’s opinion and analyses were one of many factors considered by the Dune Board in evaluating the proposed Business Combination. Neither Newbridge’s opinion nor its analyses were determinative of the Original Aggregate Consideration or of the views of the Dune Board, or Dune’s management with respect to any determinations made regarding the Transactions or the Original Aggregate Consideration.

The following represents a brief summary of the material financial analyses reviewed by the Dune Board and performed by Newbridge in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Newbridge, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Newbridge. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Newbridge.

Financial Analyses

Newbridge employed various methods to analyze the range of values of Global Hydrogen.

Newbridge conducted the analyses described below solely as part of its analysis of the fairness from a financial point of view to the Company of the Original Aggregate Consideration of $57.5 million, pursuant to the Purchase Agreement and in connection with the delivery of its opinion letter dated May 14, 2023 to the Dune Board. Newbridge expressed no opinion as to what the value of the shares of Dune Common Stock actually will be when the Business Combination is consummated or the prices at which shares of Dune Common Stock will trade at any time. Newbridge delivered to the Dune Board its opinion that to the effect that, as of the date of such opinion and subject to various assumptions made, procedures followed, matters considered, limitations on the review undertaken and qualifications, (i) the Original Aggregate Consideration to be paid by Dune to the Sellers pursuant to the Purchase Agreement is fair, from a financial point of view, to Dune and Dune’s unaffiliated public stockholders and (ii) Global Hydrogen has an aggregate fair market value equal to at least 80 percent (80%) of the net assets held in the Trust Account for the benefit of Dune’s public stockholders (excluding taxes payable on the income earned on the Trust Account).

Comparable Public Company Analysis

To calculate the implied equity value of the operating business, Newbridge first obtained the median Enterprise Value/2024E EBITDA multiples from seven (7) comparable public companies in two (2) related market sectors, identified by Newbridge and applied it to Global Hydrogen’s pro forma 2024E Adjusted EBITDA. When initially selecting the set of public company comparables, Newbridge selected public company comparables using the following criteria: (i) listed on a major stock exchange in the United States or Europe, (ii) operate in the “Specialty Air Gas” and “Hydrogen Related” sectors, (iii) had forecasted EBITDA for 2024, and (iv) have a market capitalization exceeding $200.0 million. Newbridge did not exclude any companies meeting such selection criteria from its comparable public company analysis.

Newbridge used public companies that had a minimum threshold of market capitalization (i.e., market capitalization exceeding $200.0 million) in its public company comparable analysis because that is approximately where it believes price discovery as a function of size and trading liquidity can occur in the public markets and that those valuation parameters can be applied to companies that may have equity values below that threshold. Newbridge came to this determination because the majority of companies that trade on major U.S. exchanges are greater than a $200.0 million market capitalization, and as such, Newbridge determined that was a good screening criterium prior to having any potential price discovery on Global Hydrogen. According to S&P Capital IQ data, as of May 11th, 2023, over 60% of all companies that trade on a major U.S. exchange (NYSE American/the Nasdaq Stock Market/NYSE) had a market capitalization of greater than $200.0 million. Once an initial estimate for Global Hydrogen’s valuation was determined by Newbridge, it screened for additional outlier businesses below the $200.0 million threshold. After a review, there were no companies that (i) were listed on a major stock exchange in the United States or Europe, (ii) operate in the “Specialty Air Gas” and “Hydrogen Related” sectors, and (iii) had forecasted EBITDA for 2024 that were below $200.0 million market capitalization that were excluded from the public comparable data set.

The median EV/2024E EBITDA multiples of such comparable public companies operating in the “Specialty Air Gas” and “Hydrogen Related” sectors were approximately 13.6x and 21.8x, respectively, with an average between the two of 17.7x; this multiple was multiplied by the midpoint 2024E Adjusted EBITDA of Global Hydrogen to obtain an enterprise value. Whenever possible, Newbridge prefers to use an EV/EBITDA multiple in its analysis over an EV/Revenue multiple, as it represents a measure of profit whereas EV/Revenue neglects the impact of cost. If a company does not project to have positive EBITDA within an 18-month time-frame, then Newbridge will use the EV/Revenue multiple as a default. The net debt of zero for Global Hydrogen was removed from enterprise value to obtain an implied equity value using this analysis of $99.2 million.

The table below summarizes certain observed historical data and projected financial performance and trading multiples of the selected public companies that were sourced from S&P Capital IQ data as of May 11, 2023.

Dollar values are in millions except per share data.

Comparable Public Company Analysis	5/11/2023		Balance Sheet		Income Statement
Specialty Air Gas Company Name	Stock Symbol	Stock Price	Market Capitalization	Enterprise Value	EBITDA 2024E
Linde plc	NYSE:LIN	$368.9	$180,612.5	$195,793.5	$12,566.3
L’Air Liquide S.A.	ENXTPA:AI	$177.7	$92,622.3	$105,879.9	$9,039.1
Air Products and Chemicals, Inc.	NYSE:APD	$281.0	$62,394.2	$70,285.6	$5,147.6
Valuation Multiples
EV/EBITDA 2024E
15.6x
11.7x
13.7x
MEDIAN	13.6x
Comparable Public Company Analysis	5/11/2023		Balance Sheet		Income Statement
Hydrogen Related Company Name	Stock Symbol	Stock Price	Market Capitalization	Enterprise Value	EBITDA 2024E
Plug Power Inc.	NasdaqCM:PLUG	$7.8	$4,646.3	$3,925.1	$164.8
Bloom Energy Corporation	NYSE:BE	$15.2	$3,166.6	$4,202.0	$213.4
Nikola Corporation	NasdaqGS:NKLA	$0.8	$554.9	$779.5	$(263.9)
Hyliion Holdings Corp.	NYSE:HYLN	$1.9	$341.5	$66.5	$(150.7)
	Valuation Multiples
	EV/EBITDA 2024E
	23.8x
	19.7x
	NM	(1)
	NM	(1)
MEDIAN	21.8x

____________

(1)      No multiple as both Nikola Corporation and Hyliion Holdings Corp. have negative EBITDA forecasted for 2024 and EV/EBITDA valuation multiples cannot have negative values. By virtue of not having EV/EBITDA valuation multiples, Nikola Corporation and Hyliion Holdings Corp. were not included in the median EV/EBITDA calculation. Plug Power Inc. and Bloom Energy Corporation were used in the median EV/EBITDA calculation because each of those comparable companies had positive EBITDA forecasted for 2024 which allowed Newbridge to render corresponding EV/EBITDA valuation multiples for the median EV/EBITDA calculation.

Discounted Cash Flow Analysis

The discounted cash flow analysis (the “DCF Analysis”) approach is a valuation technique that provides an estimation of the value of a business based on the cash flows that a business can be expected to generate. The DCF Analysis begins with an estimation of the annual cash flows the subject business is expected to generate over a 10-year projection period. The estimated cash flows for each of the years in the projection period are then converted to their present value equivalents using a rate of return appropriate for the risk of achieving the projected cash flows. The present values of the estimated cash flows are then added to the present value equivalent of the residual/terminal value of the business at the end of the projection period to arrive at an estimate of value.

Newbridge performed a DCF Analysis of the estimated future unlevered free cash flows attributable to Global Hydrogen for the fiscal years of 2023 through 2032. In applying the DCF Analysis, Newbridge relied on the original financial projections prepared by Global Hydrogen, which are presented in the section entitled “— Projections” above, including the related estimates and assumptions noted in the section entitled “— Projections” above. The Projections estimated certain revenue growth rates, as well as Adjusted EBITDA and Free Cash Flow margins for 2023 – 2024, which were extrapolated by Newbridge to 2032 with the guidance of Global Hydrogen’s management, and applied a discount rate of 18.5% and a terminal value based on growth in perpetuity rate (that is, the constant rate that a company is expected to grow at continuously) of 2.0% in connection with the rendering of its opinion to the Dune Board.

For the years 2025 – 2032, Newbridge assumed a steady state of sales from the Projections of one project of up to $5.0 million of revenue, of the owned plant type; five projects of $5.0 million to $20.0 million of revenue — comprising four projects of the systems and equipment sold type and one project of the owned plant type — and one project of $20.0 million or more of revenue, of the systems and equipment sold type. As it relates to revenue recognition and timing of project milestones under the sale of system and equipment sold projects, Newbridge utilized Global Hydrogen management’s estimates that typical milestone payments would be recognized over a period of 6 to 9 months for Global Hydrogen’s electrolyzer offerings and a period of 12 to 18 months for its SMR plants, depending on the size, quantity, and destination of the order. Newbridge determined that each of the smaller (defined as up to $5.0 million in revenue) and larger (defined as between $5.0 million to $20.0 million of revenue) owned plant project would deliver approximately $2.5 million and $10.0 million of gas sales, respectively, once fully operational with a 20% Free Cash Flow margin, which is the minimum margin Global Hydrogen management would underwrite an owned project to. Newbridge determined that a 12-month development timeline for the owned plant was reasonable by taking the average of the time to develop Global Hydrogen’s electrolyzer and SMR plant offerings. These owned plants would provide a recurring revenue model of gas sales throughout the 2025 – 2032 forecast periods once they were fully developed. The 2023 – 2032 forecast was one of multiple financial analyses used by Newbridge in connection with its opinion based on guidance from Global Hydrogen.

Newbridge determined that the middle of the range of the discounted cash flow values was $114.5 million.

The projections used in the DCF Analysis are subject to the assumptions and underlying estimates discussed in the section entitled “— Projections” above. The DCF Analysis is subject to inherent uncertainty since it is based on assumptions about events that may occur in the future, many of which are beyond Global Hydrogen’s control, instead of historical operating results. In addition, long-term financial projections, including those presented in the DCF Analysis, are subject to increased uncertainty and risk that they will not be achieved. As such, the Dune Board and Global Hydrogen management do not believe that Dune stockholders should place undue reliance on the financial projections included in the DCF Analysis. The Dune Board did not consider the projections in the below table when it approved the Business Combination. The Dune Board did consider Newbridge’s fairness opinion when it approved the Business Combination, and Newbridge’s fairness opinion was based, in part, on the projections included in this section and the DCF Analysis.

The table below summarizes the projected cash flows used in the DCF Analysis. The projections for revenue growth and Free Cash Flow margins between 2023 – 2024 were provided by the management team of Global Hydrogen (as described under “— Certain Projected Financial Information”). The estimates for revenue growth and Free Cash Flow margins between 2025 – 2032 were determined by Newbridge, extrapolating from the 2023 – 2024 projections provided by Global Hydrogen management, with no guarantees that these milestones can be achieved in the timeframes suggested or at all. Newbridge arrived at a 25.0% revenue growth rate in the years 2027 – 2032 based on two primary factors. Global Hydrogen’s 2024 exit revenue had a low initial base and high year-on-year growth rate. The low initial base supports continued accelerated growth but not at forecasted 2024 growth rate levels. Given that Global Hydrogen will be selling industrial gas in outer years, with long-term off-take agreements, which has elements of a recurring revenue model, Newbridge believes a steady state growth rate is sustainable going forward and that 25.0% off of that low initial 2024 base was fair and reasonable. The Free Cash Flow margins used in the years 2025 – 2032 of 20.0% were determined based off of diligence conversations with Global Hydrogen management.

There was discussion of their intentions to expand Global Hydrogen’s gas sales in later years once their plants were in development, which would have a strong recurring revenue element of the business model. This would support a Free Cash Flow margin similar to Global Hydrogen management’s projection of 20.5% in 2024 for this metric. As such, Newbridge felt that a steady state exit margin of 20% was fair and reasonable based off of this understanding. The 18.5% discount rate was extrapolated from the weighted average cost of capital from the public company data set used in the Comparable Public Company Analysis. The 2.0% growth in perpetuity rate is the constant rate that a company is expected to grow at continuously and is typically between the historical inflation rate of 1.0 – 3.0%.

Dollar values in millions.

Key Assumptions
TV Based on Growth in Perpetuity	2.0%
Discount Rate	18.5%
EEW Projections/Estimates		Projections(1)		Estimates(2)
		2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
Revenue		$4.6	$20.7	$41.5	$62.2	$77.7	$97.2	$121.4	$151.8	$189.8	$237.2
Revenue Growth		NM	352.7%	100.0%	50.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%
FCF		$0.8	$4.2	$8.3	$12.4	$15.5	$19.4	$24.3	$30.4	$38.0	$47.4
FCF Margins		18.1%	20.5%	20.0%	20.0%	20.0%	20.0%	20.0%	20.0%	20.0%	20.0%

Terminal Value Based on Growth in Perpetuity											$293.3
Net Present Value of Cash Flows	$114.5	$0.7	$3.0	$5.0	$6.3	$6.7	$7.0	$7.4	$7.8	$8.2	$62.4

____________

(1)      Projections for revenue growth and FCF margins between 2023 – 2024 were provided by the management team of Global Hydrogen.

(2)      Estimates for revenue growth and FCF margins between 2025 – 2032 were determined by Newbridge, with no guarantees that these milestones can be achieved.

Miscellaneous

The discussion set forth above is a summary of the material financial analyses presented by Newbridge to the Dune Board in connection with its opinion and is not a comprehensive description of all analyses undertaken by Newbridge in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Newbridge believes that its analyses summarized above must be considered as a whole. Newbridge further believes that selecting portions of its analyses and the factors considered, or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Newbridge’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, Newbridge considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Dune and Global Hydrogen. The estimates of the future performance of Dune in or underlying Newbridge’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Newbridge’s analyses. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Newbridge’s view of the actual values of Dune Common Stock.

Conclusion

The values derived from the different analyses that Newbridge used show a range between $99.2 million to $114.5 million. The Original Aggregate Consideration to be paid by Dune of $57.5 million is below the valuation ranges of the two financial analyses described above.

Based on its analysis, it is Newbridge’s opinion that, (i) the Original Aggregate Consideration is fair, from a financial point of view, to Dune and Dune’s unaffiliated public stockholders and (ii) Global Hydrogen has an aggregate fair market value equal to at least 80 percent (80%) of the net assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account).

The type and amount of consideration payable in the Business Combination was determined through negotiations between Dune and Global Hydrogen, and was approved by the Dune Board. The decision to enter into the Purchase Agreement was solely that of the Dune Board. As described above, Newbridge’s opinion (and related analyses) was only one of many factors considered by the Dune Board in its evaluation of the Business Combination and should not be viewed as determinative of the views of the Dune or Global Hydrogen’s management with respect to the Business Combination.

Fees and Expenses

As compensation for Newbridge’s services in connection with the rendering of its opinion to the Dune Board, Dune agreed to pay Newbridge a fee of $75,000. $15,000 of the fee was paid as a retainer, $30,000 was paid upon delivery of the opinion, and the remaining $30,000 of which is payable upon consummation of the Business Combination. No portion of Newbridge’s fee is refundable or contingent upon the conclusion reached in its opinion.

Regulatory Approvals

In connection with the Business Combination, the parties will be required to make certain filings with, and comply with certain laws of, various federal and state governmental agencies. It is currently expected that no regulatory approvals will be required in order to consummate the Business Combination.

Satisfaction of 80% Test

After consideration of the factors identified and discussed in the section entitled “The Business Combination Proposal” our Board concluded that the Business Combination met all of the requirements disclosed in the prospectus for its IPO with respect to Dune’s initial business combination, including that the Business Combination had a fair market value of at least 80% of the balance of the funds in the Trust Account at the time of execution of the Purchase Agreement.

Interests of Dune’s Sponsor, Directors and Officers in the Business Combination

When considering our Board’s (other than the Recused Director) recommendation that Dune’s stockholders vote in against the Business Combination, holders of shares of Dune Class A Common Stock should be aware that our directors and officers of Dune have interests in the Business Combination that may be different from, or in addition to, the interests of Dune stockholders. These interests include:

•        Our Sponsor will lose its entire investment in us if we do not complete a business combination within the Completion Window.

•        Prior to the IPO, the Sponsor paid $25,000 in consideration for 4,312,500 founder shares, or approximately $0.006 per share. The 4,312,500 founder shares have an aggregate market value of approximately $            based upon the closing per-share price of $            on Nasdaq on            , 2023, the record date.

•        Simultaneously with the consummation of our IPO, we sold 4,850,000 warrants, each exercisable to purchase one share of our Class A Common Stock at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $4,850,000 to our Sponsor. Upon the closing, each warrant will become exercisable to purchase one share of New Global Common Stock at $11.50 commencing 30 days following the Closing. Such warrants have an aggregate market value of approximately $            based upon the closing per-warrant price of $            on Nasdaq on            , 2023, the record date.

•        In total, our Sponsor paid an aggregate of $4,875,000 to purchase securities with an aggregate market value of approximately $            based upon closing prices on Nasdaq on            , 2023, the record date (without taking into account any diminution in value resulting from the transfer restrictions on such securities).

•        Our Sponsor and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the Business Combination. In addition, our Sponsor and our officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if Dune fails to complete a business combination within the Completion Window. There will be no redemption rights or liquidating distributions with respect to the private placement warrants or public warrants, which will expire worthless if we fail to complete our initial business combination within the Completion Window. Our Sponsor and our officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

•        The nominal purchase price paid by the Sponsor for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the Business Combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of the public shares is substantially less than $10.00 per share. As a result, the Sponsor is likely able to recoup its investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public stockholders, even if that business combination were with a riskier or less-established target business.

•        Carter Glatt, our Chief Executive Officer and Director, William Bennett Nance, Jr., our Director and Global Hydrogen’s Chief Executive Officer, Michael Castaldy, our Chief Financial Officer and Director, and Jeron Smith, our Director, are expected to serve as directors of New Global after the Closing. As such, in the future, they may receive any cash fees, stock options or stock awards that the New Global Board determines to pay its directors and/or officers.

•        On September 20, 2023, the Sponsor exchanged all 4,312,500 of its shares of Dune Class B Common Stock on one-for-one basis for 4,312,500 shares of Dune Class A common stock pursuant to the Sponsor Exchange. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. Because the Sponsor has agreed to vote in favor of the Business Combination, we would not need any public shares sold in the IPO to be voted in favor of the Business Combination in order for the Business Combination Proposal to be approved.

•        In connection with the Closing, we will enter into the Registration Rights Agreement, which will provide certain of the Company’s stockholders, including the holders of the founder shares, private placement warrants and shares of New Global Common Stock issuable upon conversion of the founder shares and private placement warrants, with registration rights.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

•        In connection with the Closing, our Sponsor would be entitled to the repayment of any working capital loan and advances that have been made to us and remain outstanding. As of the date of this proxy statement, our Sponsor has not made any advances to us for working capital expenses. If we do not complete an initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans.

•        Following the consummation of the Business Combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•        Upon the Closing, subject to the terms and conditions of the Purchase Agreement, our Sponsor, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Such reimbursable out-of-pocket expenses, if any, are not expected to be material. As of            , the total aggregate amount of out-of-pocket expenses expected to be repaid by Dune upon consummation of the Business Combination is $            .

•        Upon the completion of the Business Combination, Cantor and Needham, who acted as Dune’s underwriters in the IPO, have agreed to waive their right to receive any deferred underwriting commission. Newbridge, who acted as Dune’s financial advisor in connection with the Business Combination, will receive at the Closing, in the aggregate, $30,000 in its remaining fees in connection with certain financial advisory services provided to Dune. Newbridge will not receive such fees unless the Business Combination is successfully completed.

•        Given the differential in the purchase price that our Sponsor paid for the founder shares as compared to the price of the units sold in Dune’s IPO, our Sponsor and its affiliates may earn a positive rate of return on their investment even if the New Global Common Stock trades below the price initially paid for the units in Dune’s IPO and the public stockholders experience a negative rate of return following the completion of the Business Combination.

•        Pursuant to the Sponsor Agreement, Dune has agreed to indemnify the Sponsor for a period of six years after the Closing against any claims directly relating to the Business Combination arising from the Sponsor’s ownership of Dune’s equity securities or its control or ability to influence Dune, subject to certain limited exceptions.

These financial interests of the Sponsor, officers and directors and entities affiliated with them may have influenced their decision to approve the Business Combination. You should consider these interests when evaluating the Business Combination and the recommendation of our Board (other than the Recused Director) to vote “FOR” the Business Combination Proposal and other proposals to be presented to the stockholders.

Deferred Discount Waiver

Dune paid an underwriting discount of $3,450,000 ($0.20 per unit sold) to the underwriters at the closing of the IPO on December 22, 2020, with the Deferred Discount of $6,037,500 ($0.35 per unit sold) payable upon its completion of an initial business combination.

On June 14, 2022, Dune entered into the Amendment Letter with Cantor to amend the Underwriting Agreement, pursuant to which Cantor, as representative of the several underwriters named in the Underwriting Agreement, agreed to waive in full, on behalf of itself and Needham, the Deferred Discount. In its role as representative of the several underwriters named in the Underwriting Agreement, Cantor had the authority to bind Needham to the Deferred Discount Waiver, and no separate waiver was negotiated with Needham. Pursuant to the Amendment Letter, the Company agreed to grant Cantor with a right of first refusal to act as the Company’s capital markets advisor with an advisory fee of $3,800,000, subject to the conditions described therein. No similar right of refusal arrangement was requested by, or offered to, Needham.

As a result of the Deferred Discount Waiver, the aggregate amount of transaction fees payable by Dune at the consummation of an initial business combination, including the proposed business combination with Global Hydrogen, will be reduced by $6,037,500. The services provided by Cantor and Needham pursuant to the Underwriting Agreement related to the IPO were complete at the time of the Deferred Discount Waiver.

While neither Cantor nor Needham provided any detail as to the reasons for the Deferred Discount Waiver, and Dune did not seek out such reasons or engage in dialogue with Cantor or Needham to that effect, stockholders should be aware that the Deferred Discount Waiver could indicate that Cantor and Needham do not want to be associated with the disclosures in this proxy statement or any underlying business analysis related to the transactions described herein. The Deferred Discount Waiver, including any waiver of fees for services that have already been rendered, is unusual and some investors may find the Business Combination less attractive as a result. However, Dune believes that the Deferred Discount Waiver could be beneficial for its stockholders, as such waived fees would reduce the amount of transaction expenses payable in connection with the consummation of an initial business combination by $6,037,500.

Neither Cantor nor Needham nor any other investment bank has been engaged by Dune in connection with its proposed business combination with Global Hydrogen. Cantor has not exercised its right of first refusal to act as Dune’s capital markets advisor, and no reason was given for such decision. For information about the discussions with Cantor regarding its decision not to act as capital markets advisor, see “The Business Combination Proposal — Background of the Business Combination.”

For information regarding the risks associated with the Deferred Discount Waiver, see “Risk Factors — Risks Related to Dune and the Business Combination — Each of Cantor and Needham were to be compensated in connection with the consummation of an initial business combination by Dune, including the proposed transaction with Global Hydrogen, but have instead waived such compensation. Investors should not place any reliance on the fact that Cantor and Needham were previously engaged by Dune to serve as underwriters in the IPO, should not assume that Cantor and Needham are involved in the Business Combination and no inference should be drawn to this effect.”

Sources and Uses of Funds for the Business Combination

The following table summarizes the sources and uses for funding the Business Combination. The first table assumes that none of Dune’s stockholders exercise their redemption rights. The second table assumes that Dune’s stockholders exercise their redemption rights with respect to 1,182,054 shares of Dune Class A Common Stock, assuming a redemption price of $10.00 per share, representing the maximum amount of Dune Class A Common Stock that can be redeemed. Where actual amounts are not known, the figures below represent our good faith estimate based on the assumptions set forth in the notes to the tables. If the actual facts are different from these assumptions, the below figures will be different.

Estimated Sources and Uses (No Redemption)

(in millions)
Sources
Proceeds from Trust Account(1)	$11.80
Shares of Dune Common Stock Issued to Global Hydrogen(2)	48.00
Existing Cash on Global Hydrogen Balance Sheet(3)	0
Total Sources	$59.80
Uses
Cash to New Global’s Balance Sheet	$9.80
Shares of Dune Common Stock Issued to Global Hydrogen(4)	48.00
Estimated Fees and Expenses	2.00
Total Uses	$59.80

Estimated Sources and Uses (Maximum Redemption)

(in millions)
Sources
Proceeds from Trust Account(1)	$11.80
Shares of Dune Common Stock Issued to Global Hydrogen(2)	48.00
Existing Cash on Global Hydrogen Balance Sheet(3)	0
Total Sources	$59.80
Uses
Cash to New Global’s Balance Sheet	$0
Shares of Dune Common Stock Issued to Global Hydrogen(4)	48.00
Estimated Fees and Expenses	2.00
Redemptions by Public Stockholders(3)	11.80
Accounts Payable	(2.00)
Total Uses	$59.80

____________

(1)      Calculated as of            , 2023 assuming a Closing as of            , 2023.

(2)      New Global Common Stock to be issued at a deemed value of $10.00 per share.

(3)      Assumes that the maximum number of shares of Dune Class A Common Stock can be redeemed are redeemed.

Directors and Executive Officers of New Global After the Business Combination

Subject to the occurrence of the Closing and any limitation with respect to any specific individual imposed under applicable laws and the listing requirements of Nasdaq, effective as of the Closing, New Global will take all actions necessary or appropriate (including securing resignations or removals and making such appointments as are necessary) to cause the New Global Board to consist of the persons set forth in the Director Election Proposal, including those individuals to be identified by both Dune and Global Hydrogen. On the Closing Date, Dune shall enter into customary indemnification agreements reasonably satisfactory to Global Hydrogen with the individuals to be elected as members of the New Global Board, which indemnification agreements shall continue to be effective immediately following the Closing.

Except as otherwise directed in writing by Global Hydrogen, and conditioned upon the occurrence of the Closing, Dune will take all actions necessary or appropriate (including securing resignations or removals and making such appointments as are necessary) to cause the persons constituting the officers of Global Hydrogen prior to the effective time of the Business Combination to be the officers of New Global (and holding the same titles as held at Global Hydrogen) until the earlier of their resignation or removal or until their respective successors are duly appointed.

Global Hydrogen will take all necessary action prior to the effective time of the Business Combination such that (a) each director of Global Hydrogen in office immediately prior to the effective time of the Business Combination not named in the Director Nomination Proposal shall cease to be a director immediately following the effective time of the Business Combination (including by causing each such director to tender an irrevocable resignation as a director, effective as of the effective time of the Business Combination) and (b) certain directors or executive officers of Global Hydrogen, as set forth in the Director Nomination Proposal, shall be appointed to the New Global Board, effective as of immediately following the effective time of the Business Combination, and, as of such time, shall be the only the members of the New Global Board (including by causing the Global Hydrogen Board to adopt resolutions prior to the effective time of the Business Combination that expand or decrease the size of the Global Hydrogen Board, as necessary, and appoint such persons to the vacancies resulting from the incumbent directors’ respective resignations or, if applicable, the newly created directorships upon any expansion of the size of the Global Hydrogen Board). Each person appointed as a director of the combined company pursuant to the preceding sentence shall remain in office as a director of the combined company until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Stock Exchange Listing

Our units, Dune Class A Common Stock and public warrants are publicly traded on Nasdaq under the symbols “DUNEU,” “DUNE” and “DUNEW,” respectively. We intend to apply to list the New Global Common Stock and public warrants on Nasdaq under the symbols “HGAS” and “HGASW,” respectively, upon the Closing. New Global will not have units traded following the Closing.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, although Dune will acquire all of the outstanding equity interests of Global Hydrogen in the Business Combination, Dune will be treated as the “acquired” company and Global Hydrogen will be treated as the accounting acquirer for financial statement reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Global Hydrogen issuing stock for the net assets of Dune, accompanied by a recapitalization. The net assets of Dune will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Global Hydrogen.

Global Hydrogen has been determined to be the accounting acquirer in the Business Combination based on the following predominate factors:

•        Global Hydrogen’s existing stockholders will have the greatest voting interest in New Global;

•        Global Hydrogen’s existing stockholders will have the ability to control decisions regarding election and removal of directors and officers of New Global;

•        Global Hydrogen will comprise the ongoing operations of the New Global; and

•        Global Hydrogen’s existing senior management will be the senior management of the New Global.

The Purchase Agreement

This subsection of the proxy statement describes the material provisions of the Purchase Agreement, but does not purport to describe all of the terms of the Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached as Annex A-1 and Annex A-2 hereto. You are urged to read the Purchase Agreement in its entirety because it is the primary legal document that governs the Business Combination.

The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made and will be made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Purchase Agreement. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

For the foregoing reasons, the representations and warranties or any descriptions of those provisions should not be read alone or relied upon as presenting the actual state of facts or condition of Dune or Global Hydrogen, or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this proxy statement. Please see the section entitled “Where You Can Find More Information.” Dune will provide additional disclosures in its public reports to the extent it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the terms and information contained in the Purchase Agreement and will update such disclosure as required by federal securities laws.

Structure of the Transactions

On May 14, 2023, Dune, entered into the Purchase Agreement, by and among Holdings, Global Hydrogen and the Sellers. The terms of the Purchase Agreement, which contains customary representations and warranties, covenants, closing conditions, termination provisions and other terms relating to business combination and the other transactions contemplated thereby, are summarized below.

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders), and in exchange therefor, Holdings will issue to Dune a number of Holdings Common Units which will equal the number of total shares of Dune Class A

Common Stock, issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the Global Hydrogen Units to Holdings in exchange for shares of Dune Class B Common Stock, and Holdings Common Units, as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio, and (iii) Dune will change its name to Global Gas Corporation and New Global will be the publicly traded reporting company in an “Up-C” structure.

In addition, New Global will amend and restate its charter to be the Proposed Charter as described in the section of this proxy statement titled “Description of New Global Securities.”

Consideration to Global Hydrogen Equityholders

The aggregate value of the consideration to be paid in respect of Global Hydrogen is $48,000,000. In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller will be transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Dune Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the Company Exchange Ratio determined by dividing (A) the quotient of $48,000,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

Closing

The Closing will take place on a date that is three business days after the satisfaction or waiver (to the extent such waiver is permitted by applicable law) of the conditions set forth in the Purchase Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) or on such other date as the parties may agree in writing.

Representations and Warranties

The Purchase Agreement contains customary representations, warranties and covenants of Dune, Holdings, Global Hydrogen and Sellers relating to, among other things, their ability to enter into the Purchase Agreement and their respective outstanding capitalization. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and expire on the Closing Date. These representations and warranties have been made solely for the benefit of the other parties to the Purchase Agreement.

The Purchase Agreement contains representations and warranties made by Global Hydrogen to Dune and Holdings relating to a number of matters, including the following:

•        corporate organization;

•        no subsidiaries;

•        due authorization to enter into the Purchase Agreement and to complete the contemplated transactions;

•        absence of conflicts with organizational documents, applicable laws or certain other agreements or permits;

•        required consents of governmental and regulatory authorities in connection with the Transactions;

•        financial statements;

•        absence of undisclosed liabilities;

•        litigation and proceedings;

•        compliance with laws;

•        material contracts;

•        benefit plans;

•        labor matters;

•        taxes;

•        insurance;

•        equipment and other tangible property;

•        real property;

•        intellectual property and IT security;

•        absence of any material adverse effect;

•        brokers’ fees;

•        related party transactions;

•        accuracy and completeness of information supplied for inclusion in this proxy statement; and

•        international trade and anti-corruption matters.

The Purchase Agreement contains representations and warranties made by each Seller to Dune and Holdings relating to a number of matters, including the following:

•        authorization to execute and deliver the Purchase Agreement and perform its obligations thereunder and to consummate the contemplated transactions;

•        non-contravention;

•        reliance;

•        brokers’ fees; and

•        investment.

The Purchase Agreement contains representations and warranties made by Dune and Holdings to Global Hydrogen relating to a number of matters, including the following:

•        corporate organization;

•        due authorization to enter into the Purchase Agreement and to complete the contemplated transactions;

•        absence of conflicts with organizational documents, applicable laws or certain other agreements;

•        litigation and proceedings;

•        compliance with laws;

•        required consents of governmental and regulatory authorities in connection with the Transactions;

•        the Trust Account;

•        brokers’ fees;

•        fairness opinion;

•        proper filing of documents with the SEC, financial statements and compliance with the Sarbanes-Oxley Act;

•        absence of business activities;

•        taxes;

•        capitalization;

•        the listing of Dune Class A Common Stock and warrants of Dune on Nasdaq;

•        related party transactions;

•        accuracy and completeness of information supplied for inclusion in this proxy statement;

•        absence of any material adverse effect;

•        absence of indebtedness; and

•        the Sponsor Agreement.

Conduct of Business Pending the Merger

Global Hydrogen agreed that, prior to the Closing or termination of the Purchase Agreement, subject to specified exceptions, it will use commercially reasonable efforts to conduct its business, and cause its subsidiaries to conduct their respective businesses, in the ordinary course of business in all material respects and maintain the existing relations and goodwill of Global Hydrogen and its subsidiaries with the customers, suppliers, joint venture partners, distributors and creditors of Global Hydrogen and its subsidiaries in all material respects.

In addition to the general covenants described above, Global Hydrogen agreed that prior to the Closing, subject to specified exceptions, it will not, and will cause its subsidiaries not to, without the written consent of Dune (which may not be unreasonably conditioned, withheld or delayed):

•        change or amend its organizational documents;

•        make, declare, set aside, establish a record date for or pay any dividend or distribution, other than dividends or distributions from any wholly-owned subsidiary either to Global Hydrogen or any other wholly-owned subsidiaries;

•        except in the ordinary course of business or with respect to contracts entered into in connection with the transactions otherwise permitted by the Purchase Agreement, enter into, materially and adversely modify, materially and adversely amend, waive any material right under, or terminate any material contract;

•        (a) issue, deliver, sell, transfer, pledge or dispose of, or place any lien (other than certain permitted liens) on any equity securities of Global Hydrogen or any of its subsidiaries or (b) issue any equity securities of Global Hydrogen or its subsidiaries;

•        sell, assign, transfer, convey, lease, exclusively license, abandon, allow to lapse or expire, subject to or grant any lien (other than certain permitted liens) on, or otherwise dispose of, any material assets, rights or properties (including material owned intellectual property) of Global Hydrogen or any of its subsidiaries, other than (a) equipment deemed by Global Hydrogen in its reasonable business judgment to be obsolete or not worth the costs of maintaining or registering the item, (b) transactions Global Hydrogen and its wholly-owned subsidiaries or among its wholly-owned subsidiaries, or (c) in the ordinary course of business;

•        disclose to any person any trade secrets of Global Hydrogen or any source code constituting owned intellectual property of Global Hydrogen (in each case, other than to a representative of Global Hydrogen, Dune or Dune’s representatives, or pursuant to a written confidentiality agreement entered into in the ordinary course of business, or in connection with the Transactions);

•        subject to the actions permitted by the Purchase Agreement with respect to any litigation relating to the Transactions, settle any material pending or threatened action, (a) to the extent such settlement includes an agreement to accept or concede injunctive relief restricting Global Hydrogen or any of its subsidiaries in a manner materially adverse to Global Hydrogen or (b) to the extent such settlement involves any alleged criminal wrongdoing;

•        except as in the ordinary course of business, or required by the terms of any existing employee benefit plans of Global Hydrogen or otherwise contemplated by the Purchase Agreement, (a) materially increase the compensation or benefits of any Key Employee (as defined in the Purchase Agreement); (b) make any grant or promise of any severance, retention or termination payment or arrangement to any Key Employee, except for any severance or termination payments in connection with the termination of Key Employee in the ordinary course of business; (c) terminate (other than for “cause” or due to death or disability) the employment of any Key Employee or hire any individual who would be, upon such hire, a Key Employee (except as necessary to replace any such terminated employee); (d) take any action to accelerate any payments, severance or benefits, or the funding of any payments, severance or benefits, payable or to become payable to any Key Employee; or (e) establish, adopt, enter into, amend or terminate in any material respect any material employee benefit plans of Global Hydrogen or any plan, agreement, program, policy, trust, fund, contract or other arrangement that would be an employee benefit plan of Global Hydrogen if it were in existence as of the date of the Purchase Agreement;

•        implement or announce any employee layoffs, furloughs, reductions in force, or similar actions that requires notice under the Worker Adjustment and Retraining Notification Act of 1988 or any similar laws;

•        (a) negotiate, modify, extend, or enter into any collective bargaining agreement or (b) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employee of Global Hydrogen or any of its subsidiaries;

•        waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any individual who is a Key Employee in connection with the termination of services thereof;

•        directly or indirectly acquire by merging or consolidating with, or by purchasing substantially all of the assets of, or by purchasing all of or a substantial equity interest in, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other entity or person or division thereof, in each case, that would be material to Global Hydrogen or any of its subsidiaries, taken as a whole, and other than in the ordinary course of business;

•        make any loans or advance any money or other property to any person, except for (a) advances in the ordinary course of business to employees, officers or independent contractors of Global Hydrogen or any of its subsidiaries (b) prepayments and deposits paid to suppliers of Global Hydrogen or any of its subsidiaries in the ordinary course of business, (c) trade credit extended to customers of Global Hydrogen or any of its subsidiaries in the ordinary course of business, and (d) loans or advances among Global Hydrogen and its wholly-owned subsidiaries or among the wholly-owned subsidiaries;

•        redeem, purchase, repurchase or otherwise acquire, or offer to redeem, purchase, repurchase or acquire, any equity securities of Global Hydrogen or any of its subsidiaries, except for (a) the acquisition by Global Hydrogen or any of its subsidiaries of any equity securities of Global Hydrogen or its subsidiaries in connection with the forfeiture or cancellation of such interests and (b) transactions between Global Hydrogen and a wholly-owned subsidiary of Global Hydrogen or between wholly-owned subsidiaries of Global Hydrogen;

•        adjust, split, combine, subdivide, recapitalize or reclassify any change in respect of any equity securities of Global Hydrogen or any of its subsidiaries, except for any such transaction by a wholly-owned subsidiary of Global Hydrogen that remains a wholly-owned subsidiary of Global Hydrogen after consummation of such transaction;

•        make any material change in accounting principles or methods of accounting, other than as may be required by the United States generally accepted accounting principles or applicable law (including to obtain compliance with the Public Company Accounting Oversight Board (United States) auditing standards);

•        adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Global Hydrogen or any of its subsidiaries (other than the Transactions);

•        other than in the ordinary course of business, as would not be material, or as required by applicable law, (a) make, change or revoke any tax election in a manner inconsistent with past practice, (b) adopt, change or revoke any accounting method with respect to taxes, (c) amend any tax return in a manner inconsistent with past practice, (d) settle or compromise any tax liability or any action, audit or other similar proceeding related to taxes, (e) enter into any closing agreement with respect to any tax, (f) consent to any extension or waiver of the limitations period applicable to any tax claim or assessment, (g) knowingly surrender any claim for a refund of taxes, or (h) enter into any tax allocation, tax sharing, tax indemnification or similar agreement or arrangement (other than (i) any agreement not primarily relating to taxes or (ii) an agreement among any of Global Hydrogen and its subsidiaries);

•        take or permit to be taken, or fail to take or permit to be failed to be taken, any action that could reasonably be expected to impair, impede or prevent the Transactions from qualifying for its intended tax treatment, provided that (a) Global Hydrogen shall only be required to use commercially reasonable efforts to take or permit to be taken such action or inaction and (b) Global Hydrogen shall not be in breach unless such action could negatively and materially impact the stockholders of Dune prior to the Closing or Sponsor;

•        (a) incur, create or assume any indebtedness, (b) modify the terms of any indebtedness, or (c) assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person for indebtedness, in each case, other than any (i) indebtedness incurred in the ordinary course of business, (ii) indebtedness incurred between Global Hydrogen and any of its wholly-owned subsidiaries or between any of such wholly-owned subsidiaries, (iii) extensions of credit to customers or (iv) guarantees of indebtedness of a wholly-owned subsidiary of Global Hydrogen otherwise incurred in compliance with the foregoing;

•        pay or agree to pay the transaction expenses incurred by Global Hydrogen in connection with the Transactions such that the aggregate amount of such transaction expenses exceed $500,000;

•        enter into any contract between Global Hydrogen or any of its subsidiaries, on the one hand, and any officer director or holder of Global Hydrogen Units or any affiliate or family member of any of the foregoing, on the other hand, or amend in any material respect any such existing contract (excluding any ordinary course payments of annual compensation, provision of benefits or reimbursement of expenses in respect of members or stockholders who are officers or directors of Global Hydrogen or its subsidiaries in their capacity as an officer or director); or

•        enter into any contract, or otherwise become obligated, to do any action listed above.

Dune and Holdings agreed that, prior to the Closing or termination of the Purchase Agreement, it will use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects. In addition, Dune and Holdings have agreed that prior to the Closing, subject to specified exceptions, they will not, without the written consent of Global Hydrogen (which may not be unreasonably withheld, delayed or conditioned):

•        change, modify or amend the Trust Agreement, the organizational documents of Dune or enter into or amend any other agreement related to the Trust Account;

•        (a) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding equity securities of Dune or Holdings, (b) split, combine or reclassify any equity securities of Dune or Holdings, or (c) other than in connection with the redemption of the Dune Class A Common Stock by its stockholders or as otherwise required by the organizational documents of Dune in order to consummate the Transactions, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any equity securities of Dune or Holdings;

•        (a) make, change or revoke any tax election in a manner inconsistent with past practice, (b) adopt, change or revoke any accounting method with respect to taxes, (c) amend any tax return in a manner inconsistent with past practice, (d) settle or compromise any tax liability or any action, audit or other similar proceeding related to any amount of taxes, (e) enter into any closing agreement with respect to any tax, (f) consent to any extension or waiver of the limitations period applicable to any tax claim or assessment, (g) knowingly surrender any claim for a refund of taxes, or (h) enter into any tax allocation, tax sharing, tax indemnification or similar agreement or arrangement (other than any commercial agreement entered into in the ordinary course of business and not primarily relating to taxes);

•        take or permit to be taken, or fail to take or permit to be failed to be taken, any action that could reasonably be expected to impair, impede or prevent the Transactions from qualifying for its intended tax treatment; provided that, in each case, Dune shall only be required to use commercially reasonable efforts to take or permit to be taken such action or inaction, and provided further that, nothing in the Purchase Agreement shall require Dune to (a) violate applicable law or the governing documents of Dune, (b) consent to or obtain any debt or equity financing of Dune, (c) distribute cash from the Trust Account to the Dune stockholders or (d) cause the equityholders of Dune or Sponsor to exchange their shares of Dune Class A Common Stock for equity securities of an entity other than Dune;

•        enter into, renew or amend in any material respect, any transaction or contract, other than those that Dune reasonably believes are necessary to effect the Closing;

•        subject to the actions permitted by the Purchase Agreement with respect to any litigation relating to the Transactions, waive, release, compromise, settle or satisfy any pending or threatened claim (which shall include, but not be limited to, any pending or threatened action) or compromise or settle any liability;

•        incur or assume any indebtedness or guarantee any indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of another person, other than indebtedness from Dune’s affiliates and stockholders to provide working capital to Dune up to $1,500,000;

•        (a) hire any employee, (b) make any change in the management structure of Dune or Holdings or (c) except as expressly contemplated by the Purchase Agreement, establish, adopt or enter into any employee benefit plan;

•        adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Dune or Holdings (other than the Transactions);

•        adjust, split, combine, subdivide, recapitalize, reclassify or otherwise effect any change in respect of any equity securities of Dune or Holdings;

•        directly or indirectly acquire by merging or consolidating with, or by purchasing any assets of, or by purchasing any equity security in, or by any other manner, any person;

•        other than in connection with certain pre-approved arrangements, (a) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any equity securities (other than warrants to be issued to Dune’s affiliates or stockholders in satisfaction of any indebtedness from Dune’s affiliates and stockholders to provide working capital to Dune incurred in compliance with the Purchase Agreement), (b) amend, modify or waive any of the terms or rights set forth in, any warrant or the applicable warrant agreement, including any amendment, modification or reduction of the warrant price set forth therein or (C) acquire any equity securities in any person or form any subsidiary;

•        make any material change in accounting principles or methods of accounting, other than as may be required by United States generally accepted accounting principles;

•        enter into any transactions, contracts, arrangements or understandings between any Dune or Holdings, on the one hand, and any director, officer, employee, stockholder, equity holder, warrant holder or affiliate of Dune or Holdings, on the other hand;

•        make, or commit to make, any capital expenditures; or

•        enter into any agreement, or otherwise become obligated, to do any action listed above.

Proxy Statement

As promptly as practicable after the execution of the Purchase Agreement, Dune and Global Hydrogen agreed to prepare, and Dune will use reasonable best efforts to file with the SEC, this proxy statement to be sent to the stockholders of Dune in advance of the Special Meeting to consider the Condition Precedent Proposals.

Dune Stockholders’ Meetings

Dune agreed to call and hold the Special Meeting as promptly as practicable following the clearance of this proxy statement by the SEC. Dune agreed, through its Board, to recommend to its stockholders that they approve the proposals, including the Condition Precedent Proposals, and to include the recommendation of the Dune Board in this proxy statement. Notwithstanding the foregoing, if our Board determines that a Company Material Adverse Effect (as defined in the Purchase Agreement) has occurred, our Board may make a withdrawal of such recommendation or an amendment, qualification or modification of such recommendation if a failure to do so would, upon the advice of counsel, reasonably be expected to constitute a breach of its fiduciary duties to the stockholders under applicable law (a “Change in Recommendation”). Dune agreed that its obligations under the Purchase Agreement will not be affected by any Change in Recommendation and agreed (a) that its obligation to establish a record date for, duly call, give notice of, convene and hold the Special Meeting shall not be affected by any Change in Recommendation or other intervening event or circumstance and (b) to establish a record date for, duly call, give notice of, convene and hold the Special Meeting and submit for the approval of its stockholders the proposals in this proxy statement, in each case in accordance with the Transactions, regardless of any Change in Recommendation or other intervening event or circumstance. Dune agreed to postpone or adjourn any Special Meeting on each and every occasion if (i) a postponement or adjournment is required by law, (ii) as of the time for which the Special Meeting is originally scheduled (as set forth in this proxy statement) there are insufficient shares of common stock of Dune represented (either in person or by proxy) and voting to approve the proposals set forth in this proxy statement or to constitute a quorum necessary to conduct the business of the Special Meeting, or (iii) Dune or Global Hydrogen determines the payments for the exercise of redemption rights by the public stockholders could reasonably be expected to cause the conditions precedent for the Closing to not be satisfied at the Closing; provided, however, in no event will Dune be required to adjourn or postpone the Special Meeting more than six weeks from the initial date of the Special Meeting set forth in this proxy statement.

Global Hydrogen has obtained and delivered to Dune an irrevocable written consent of the holders of all of Global Hydrogen Common Stock to approve the Purchase Agreement and the transactions contemplated thereby.

Regulatory Approvals

Each of Dune and Global Hydrogen agreed to (a) use commercially reasonable efforts to obtain, file with or deliver to, as applicable, any other consents of any governmental authorities necessary to consummate the Transactions, (b) promptly inform the other of any communications it has with any governmental authority regarding the Transactions or the Purchase Agreement or any other transaction documents contemplated thereby and (c) to give counsel for the other a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any governmental authority relating to the Transactions or the Purchase Agreement or any other transaction documents contemplated thereby. Each of Dune and Global Hydrogen agreed not to participate in any substantive meeting or discussion with any governmental authority in connection with the Transactions unless it consults with the other in advance and, to the extent not prohibited by such governmental authority, gives the other the opportunity to attend and participate in such meeting or discussion.

Exclusivity

From the date of the Purchase Agreement and ending on the earlier of (a) the Closing and (b) the termination of the Purchase Agreement, Global Hydrogen agreed to not take, and not permit any of its affiliates or representatives to take, whether directly or indirectly:

•        any action to solicit, initiate or engage in discussions or negotiations with, or enter into any agreement with, or encourage, or provide information to, any person (other than Dune or any of its affiliates or representatives) concerning any merger or similar business combination transaction or sale of substantially all of the assets involving Global Hydrogen or its subsidiaries, taken as a whole (other than immaterial assets or assets sold in the ordinary course of business) (each such acquisition transaction, but excluding the Transactions, a “Global Hydrogen Acquisition Transaction”); provided, that the execution, delivery and performance of the Purchase Agreement and the other related agreements and the consummation of the Transactions shall not be deemed a violation; or

•        any action in connection with a public offering of any equity securities of Global Hydrogen or any of its subsidiaries (or any affiliate or successor of Global Hydrogen or any of its subsidiaries).

In addition, Global Hydrogen has agreed to, and to cause its affiliates and representatives to, immediately cease any and all existing discussions or negotiations with any person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Global Hydrogen Acquisition Transaction.

From the date of the Purchase Agreement and ending on the earlier of (a) the Closing and (b) the termination of the Purchase Agreement, Dune agreed to not take, and not permit any of its affiliates or representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than Global Hydrogen, its stockholders or any of their respective affiliates or representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any business combination involving Dune (an “Alternative Dune Transaction Proposal”) other than with Global Hydrogen, its stockholders and their respective affiliates and representatives; provided, that the execution, delivery and performance of the Purchase Agreement and the other related agreements and the consummation of the Transactions shall not be deemed a violation.

In addition, Dune has agreed to, and to cause its affiliates and representatives to, immediately cease any and all existing discussions or negotiations with any person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, an Alternative Dune Transaction Proposal.

Listing

Dune has agreed that it will use its commercially reasonable efforts to ensure that it remain listed on Nasdaq and cause the shares of Dune Common Stock issuable in the Transactions to be approved for listing on Nasdaq at the Closing Date or on the trading day immediately following the Closing Date.

Other Covenants and Agreements

The Purchase Agreement contains other covenants and agreements, including covenants related to:

•        Dune and Global Hydrogen providing access to books, records, properties and personnel and furnishing relevant information to the other party, subject to certain limitations and confidentiality provisions;

•        Global Hydrogen waiving claims to the Trust Account;

•        Global Hydrogen delivering audited financial statements as of March 31, 2023, as soon as reasonably practicable following the date of the Purchase Agreement;

•        Global Hydrogen agreeing not to, and to cause its subsidiaries, directors, officers and its and their affiliates not to engage in transactions involving securities of Dune if Global Hydrogen possess material non-public information of Dune;

•        director and officer indemnification;

•        Dune taking steps to exempt the acquisition of Dune Class A Common Stock by individuals subject to Section 16(a) of the Exchange Act from Rule 16b-3 promulgated under the Exchange Act;

•        Dune taking all necessary action so that immediately after the Closing, the New Global Board will be comprised of the individuals set forth in the Director Election Proposal;

•        Dune adopting the Incentive Plan to be effective after the Closing;

•        Global Hydrogen using commercially reasonable efforts to cooperate if Dune seeks certain pre-approved financing arrangements;

•        Dune keeping current and timely filing all reports required to be filed or furnished with the SEC and otherwise complying in all material respects with its reporting obligations under applicable laws;

•        Dune making disbursements from the Trust Account;

•        Dune not taking any actions to cause the Transactions to be subject to, or taking actions to exempt or ensure the continued exemption of the Transactions from, applicable takeover laws

•        Dune and Holdings using commercially reasonable efforts to consummate the Transactions; and

•        confidentiality and public announcements relating to the Transactions.

Conditions to Closing of the Purchase Agreement

Mutual Conditions

The obligations of Dune and Global Hydrogen to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of each of the following mutual conditions:

•        No Prohibition.    There shall not be in force any law or governmental order by any governmental authority of competent jurisdiction and having jurisdiction over the parties with respect to the Transactions enjoining, prohibiting, or making illegal the consummation of the Transactions.

•        Required Stockholder Approval.    The approval of the Condition Precedent Proposals by the holders of shares of Dune Class A Common Stock shall have been obtained.

•        Listing.    The shares of Dune Common Stock shall be listed or have been approved for listing on Nasdaq (or, to the extent applicable, NYSE), subject to only official notice of issuance thereof.

The parties may mutually agree to waive the listing condition (though if the listing condition is waived and the Dune Common Stock is not approved for listing on the NYSE or Nasdaq, the Dune Common Stock will not trade on a national exchange and the ability of a Dune stockholder to liquidate their investment in Dune may be negatively impacted).

Dune’s and Holdings’ Conditions

The obligations of Dune and Holdings to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

•        Representations and Warranties.    Certain of the representations and warranties of Global Hydrogen regarding corporate organization, subsidiaries, due authorization, current capitalization and brokers’ fees shall be true and correct in all material respects as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct in all material respects on and as of such earlier date).

The representations and warranties of Global Hydrogen regarding absence of changes shall be true and correct in all respects as of the Closing.

All of the other representations and warranties of Global Hydrogen shall be true and correct (without giving any effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct on and as of such earlier date), except, in either case, where the failure of such representations and warranties to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

•        Agreements and Covenants.    The covenants and agreements of Global Hydrogen in the Purchase Agreement to be performed as of or prior to the Closing shall have been performed in all material respects; provided, that a covenant or agreement of Global Hydrogen shall only be deemed to have not been performed if Global Hydrogen has materially breached such covenant or agreement and such material breach is incapable of being cured, or Global Hydrogen has failed to cure such breach within 30 days after written notice of such breach has been delivered Global Hydrogen (or if earlier, June 12, 2022).

•        Officer’s Certificate.    Global Hydrogen shall have delivered to Dune a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

•        Company Material Adverse Effect.    Since the date of the Purchase Agreement, no Company Material Adverse Effect shall have occurred which is continuing and uncured.

•        Employment Agreements.    The employment agreements between Global Hydrogen or one of its subsidiaries and certain key employees have not been rescinded, amended, restated or otherwise modified in any respect.

•        Closing Deliveries.    Global Hydrogen shall have delivered to Dune certain specified documents.

•        Tax Documents.    Each Seller shall have delivered to Dune a duly completed and executed IRS Form W-9 certifying that such Seller is not (i) a foreign person within the meaning of Code Section 1445 or 1446(f) or (ii) subject to U.S. backup withholding.

Some of the conditions to Dune’s obligations are qualified by the concept of a “Company Material Adverse Effect.” Under the terms of the Purchase Agreement, a “Company Material Adverse Effect” means any change, event, circumstance, occurrence, effect, development or state of facts that, individually or in the aggregate, with any other change, event, circumstance, occurrence, effect, development or state of facts has had or would reasonably be expected to either (a) have a material adverse effect on the business, assets, operations, results of operations or financial condition of Global Hydrogen and its subsidiaries, taken as a whole, or (b) have a material adverse effect on the ability of Global Hydrogen to consummate the Transactions; provided, however, that in no event shall any of the following be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (i) any change in applicable laws (including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other law, directive, guidelines or recommendations by any governmental authority in connection with COVID-19) or GAAP or any official or judicial interpretation thereof, (ii) any change in interest rates or economic, political, business, financial, commodity, currency or market conditions generally, or any changes generally affecting the economy, markets or industry in which Global Hydrogen or its subsidiaries operate, (iii) the announcement of the Purchase Agreement, the pendency or consummation of the Transactions or the performance of the Purchase Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees, (iv) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of nature or other force majeure event or any epidemic, disease, outbreak or pandemic (including COVID-19), (v) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, Global Hydrogen or its subsidiaries operate, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel, (vi) any failure of Global Hydrogen or its subsidiaries to meet any projections, forecasts or budgets (provided, that this clause (vi) shall not prevent or otherwise affect a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in, or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Company Material Adverse Effect)), (vii) any action required to be taken, or required not to be taken, pursuant to the terms of the Purchase Agreement or (viii) any action taken by, or at the request of, Dune or Holdings; provided, that in the case of clauses (i), (ii), (iv), and (v) such changes may be taken into account to the extent (but only to the extent) that such changes have had a disproportionate impact on Global Hydrogen and its subsidiaries, taken as a whole, as compared to other industry participants in the industries or markets in which Global Hydrogen and its subsidiaries operate.

Dune and Holdings may unilaterally waive each or all of these conditions.

Global Hydrogen’s Conditions

The obligations of Global Hydrogen to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

•        Representations and Warranties.    Certain of the representations and warranties of Dune and Holdings regarding corporate organization, due authorization, brokers’ fees, business activities and capitalization shall be true and correct (without giving any effect to any limitation as to “materiality” or any similar limitation set forth therein) in all material respects as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct in all material respects on and as of such earlier date).

The representations and warranties of Dune and Holdings regarding absence of changes shall be true and correct in all respects as of the Closing.

All of the other representations and warranties of Dune and Holdings shall be true and correct (without giving any effect to any limitation as to “materiality” or “SPAC Material Adverse Effect” or any similar limitation set forth therein) as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct on and as of such earlier date), except, in either case, where the failure of such representations and warranties to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

•        Agreements and Covenants.    The covenants and agreements of Dune and Holdings in the Purchase Agreement to be performed as of or prior to the Closing shall have been performed in all material respects; provided, that a covenant or agreement of Dune or Holdings shall only be deemed to have not been performed if Dune or Holdings has materially breached such covenant or agreement and such material breach is incapable of being cured, or Dune or Holdings has failed to cure such breach within 30 days after written notice of such breach has been delivered Dune (or if earlier, December 31, 2024).

•        Officer’s Certificate.    Dune shall have delivered to Global Hydrogen a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

•        Trust Account.    Dune shall have made appropriate arrangements to have the Trust Account, less amounts paid and payable (a) to stockholders who elect to have their Dune Class A Common Stock for redemption in accordance with the provisions of Dune’s organizational documents, (b) for income tax and other tax obligations of Dune prior to Closing and (c) for any transaction costs of Dune incurred in connection with the Transactions, available to Dune for payment of Global Hydrogen’s and Dune’s transaction expenses incurred in connection with the Transactions at the Closing.

•        SPAC Material Adverse Effect.    Since the date of the Purchase Agreement, no SPAC Material Adverse Effect shall have occurred which is continuing and uncured.

•        Closing Deliveries.    Dune shall have delivered to Global Hydrogen certain specified documents.

Global Hydrogen may unilaterally waive each or all of these conditions.

Some of the conditions to Global Hydrogen’s obligations are qualified by the concept of a “SPAC Material Adverse Effect.” Under the terms of the Purchase Agreement, a “SPAC Material Adverse Effect” means, any change, event, circumstance, occurrence, effect, development or state of facts that, individually or in the aggregate, with any other change, event, circumstance, occurrence, effect, development or state of facts has had or would reasonably be expected to either (a) have a material adverse effect on the business, assets, operations, results of operations or financial condition of SPAC and its Subsidiaries (as defined in the Purchase Agreement), taken as a whole, or (b) have a material adverse effect on the ability of Dune, Holdings or Sponsor to consummate the Transactions; provided, however, that in no event shall any of the following be taken into account in determining whether a SPAC Material Adverse Effect has occurred or would reasonably be expected to occur: (i) any change in applicable Laws (including COVID-19 Measures) or GAAP or any official or judicial interpretation thereof, (ii) any change in interest rates or economic, political, business, financial, commodity, currency or market conditions generally, or any changes generally affecting special purpose acquisition companies (SPACs), (iii) the announcement of this Agreement, the pendency or consummation of the Transaction or the performance of this Agreement, including the impact thereof on Dune’s stock price or the amount of SPAC Stockholder Redemptions, (iv) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of nature or other force majeure event or any epidemic, disease, outbreak or pandemic (including COVID-19), (v) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, Dune or its Subsidiaries operate, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other country or such other countries upon any United States military installation, equipment or personnel, (vi) any action required to be taken, or required not to be taken, pursuant to the terms of this Agreement or (vii) any action taken by, or at the request of, the Company or its Subsidiaries; provided, that in the case of clauses (i), (ii), (iv) and (v), such changes may be taken into account to the extent (but only to the extent) that such changes have had a disproportionate impact on Dune, as compared to other special purpose acquisition companies (SPACs).

Termination

The Purchase Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing, notwithstanding any requisite approval and adoption of the Purchase Agreement and the Transactions by the equityholders of Global Hydrogen or the stockholders of Dune, as follows:

•        by mutual written consent of Dune and Global Hydrogen;

•        by either Dune or Global Hydrogen, if there shall be in effect any (a) law in any jurisdiction of competent authority or (b) governmental order issued, promulgated, made, rendered or entered into by any court or other tribunal of competent jurisdiction, that, in the case of each of clauses (a) and (b), permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transactions and in the case of any such governmental order, such governmental order shall have become final and non-appealable;

•        by Dune or Global Hydrogen, if the Closing has not occurred by 11:59 p.m., New York City time, on December 31, 2024; provided, that the right to terminate the Purchase Agreement pursuant to this provision will not be available to any party whose breach of any provision of the Purchase Agreement primarily causes or results in the failure of the Transactions to be consummated by such time;

•        by Dune or Global Hydrogen, if Dune fails to obtain the approval of the Condition Precedent Proposals by the holders of shares of Dune Class A Common Stock following any adjournment or postponement thereof; provided, that the right to terminate the Purchase Agreement pursuant to this provision will not be available to Dune if it breaches its obligations under the Purchase Agreement relating to the Special Meeting or proxy statement;

•        by Dune, if Global Hydrogen has breached or failed to perform any of its (a) representations or warranties or (b) covenants or other agreements contained in the Purchase Agreement, which breach or failure to perform (i) would result in the failure of a Closing condition of Dune to be satisfied and (ii) is not capable of being cured or, if capable of being cured, is not cured Global Hydrogen before the earlier of (A) the third business day immediately prior to December 31, 2024 and (B) the 30th day following receipt of written notice from Dune of such breach or failure to perform; provided, that Dune shall not have the right to terminate the Purchase Agreement pursuant to this provision if it is then in material breach of any representations, warranties, covenants or other agreements contained in the Purchase Agreement that would result in the failure of a Closing condition of Global Hydrogen to be satisfied;

•        by Global Hydrogen, if any of Dune or Holdings has breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in the Purchase Agreement, which breach or failure to perform (a) would result in the failure of a Closing condition of Global Hydrogen to be satisfied and (b) is not capable of being cured or, if capable of being cured, is not cured by Dune or Holdings, as applicable, before the earlier of (i) the third business day immediately prior to December 31, 2024 and (ii) the 30th day following receipt of written notice from Global Hydrogen of such breach or failure to perform; provided, that Global Hydrogen shall not have the right to terminate the Purchase Agreement pursuant to this provision if it is then in material breach of any representations, warranties, covenants or other agreements contained in the Purchase Agreement that would result in the failure of a Closing condition of Dune to be satisfied.

Company Termination Fee

If the Purchase Agreement is terminated (a) by either Dune or Global Hydrogen if the Closing has not occurred by 11:59 p.m., Eastern Time, on December 31, 2024 (unless at or prior to the time of such termination, there has been a Change in Recommendation (as defined in the Purchase Agreement)), or (b) by Dune if Global Hydrogen has breached or failed to perform any of its (i) representations or warranties or (ii) covenants or other agreements contained in the Purchase Agreement, which breach or failure to perform (A) would result in the failure of a Closing condition of Dune to be satisfied and (B) is not capable of being cured or, if capable of being cured, is not cured by Global Hydrogen before the earlier of (x) the third business day immediately prior to December 31, 2024 and (y) the 30th day following receipt of written notice from Dune of such breach or failure to perform (subject to Dune not being in material breach of any representations, warranties, covenants or other agreements contained in the Purchase Agreement that would result in the failure of a Closing condition of Global Hydrogen to be satisfied), Global Hydrogen shall pay to Dune, within five (5) business days of the termination date, a termination fee of $7,500,000 (the “Termination Fee”), which shall be (i) payable in cash or (ii) by transfer of 50% of the fully diluted equity of Global Hydrogen, free and clear of all Liens (as defined in the Purchase Agreement). The Sellers provide a guaranty to Dune, on a joint and several basis, of the due and punctual payment of the Termination Fee in the Support Agreement. There is no contracted termination fee that would require payment by Dune.

Effect of Termination

If the Purchase Agreement is terminated pursuant to one of the events described above in the Termination section, the Purchase Agreement will forthwith become void, and have no effect, without any liability on the part of any party to the Purchase Agreement or its respective affiliates, officers, directors, employees or stockholders, other than liability of any party for any fraud by such party occurring prior to such termination or as set forth in the applicable provision of the Purchase Agreement. The confidentiality agreement and the sections of the Purchase Agreement relating to claims against the Trust Account, confidentiality and publicity, and effect of termination, along with any other sections referenced by those sections that are needed to give them effect, survive termination.

Ancillary Agreements Related to the Transactions

Support Agreement

On May 14, 2023, Holdings, Global Hydrogen and each of the Sellers entered into the Support Agreement. Under the Support Agreement, the Sellers agreed that they (i) will not transfer their Global Hydrogen Units, (ii) will continue to support, and refrain from taking certain actions, in each case, subject to the terms and conditions contemplated by the Support Agreement and (iii) guarantee to Dune, on a joint and several basis, certain payment obligations under the Purchase Agreement (including payment of the Termination Fee under certain circumstances).

Sponsor Agreement

On May 14, 2023, Dune, Sponsor, Holdings and Global Hydrogen entered into the Sponsor Agreement. Under the Sponsor Agreement, the Sponsor agreed to, among other things, (i) vote in favor of the Transactions, (ii) waive the anti-dilution protection afforded under Dune’s amended and restated certificate of incorporation, as amended, in respect of the founder shares held by the Sponsor in connection with the Transactions and (iii) not transfer its shares of Dune capital stock and will continue to support, and refrain from taking certain actions that would negatively affect, the Transactions, in each case, subject to the terms and conditions contemplated by the Sponsor Agreement. Pursuant to the Sponsor Agreement, Dune agreed to indemnify the Sponsor against certain liabilities it may incur in connection with the Transactions, subject to certain exceptions.

Lockup Agreement

On May 14, 2023, Dune, the Sponsor and each of the Sellers entered into a Lockup Agreement, which will be effective as of the Closing. Under the Lockup Agreement, the Sponsor and the Sellers agreed to certain restrictions on transfer with respect to the shares of New Global Common Stock and private placement warrants they hold or will receive upon the Closing, which restrictions amend and supersede the restrictions on transfer the Sponsor agreed to in that certain letter agreement, dated December 17, 2020, entered into by and among Dune, the Sponsor and Dune’s officers and directors in connection with Dune’s IPO. The restrictions on transfer contained in the Lockup Agreement apply to both the Sponsor and Global Hydrogen’s existing stockholders and unitholders, respectively, and end: (i) with respect to New Global Common Stock, on the earlier of twelve (12) months after (and excluding) the date of the Closing and the date on which New Global completes a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of the common stock of New Global being converted into cash, securities or other property; and (ii) with respect to New Global’s private placement warrants, thirty days after the Closing.

Nomination Agreement

The Purchase Agreement contemplates that, at the Closing, New Global will enter into a nomination agreement with each of the Sellers and the Sponsor, pursuant to which each of the Sellers and the Sponsor will have the right to nominate members of the board of directors of New Global in the number and subject to the beneficial ownership thresholds and terms and conditions set forth therein.

The Sellers, to the extent they collectively beneficially own a number of shares of New Global’s Common Stock representing their Initial Share Ownership (as defined in the Nomination Agreement), will have the right, but not the obligation, to appoint or nominate for election to New Global’s board of directors, as applicable, one (1) individual, to serve as a Class I director.

The Sponsor and the Sellers, to the extent the Sponsor beneficially owns a number of shares of New Global Common Stock representing at least 25% of its Initial Share Ownership and the Sellers collectively beneficially own a number of shares of New Global’s common stock representing its Initial Share Ownership, will have the right, but not the obligation, to jointly appoint or nominate for election to New Global’s board of directors, as applicable, two (2) individuals, to serve as Class II directors, both of whom shall be independent directors (under the rules and regulations of Nasdaq or, to the extent applicable, the NYSE).

The Sponsor, to the extent the Sponsor beneficially owns a number of shares of New Global’s common stock representing at least 25% of its Initial Share Ownership, will have the right, but not the obligation, to appoint or nominate for election to New Global’s board of directors, as applicable, two (2) individuals, to serve as Class III directors, both of whom shall be independent directors (under the rules and regulations of Nasdaq or, to the extent applicable, the NYSE). Additionally, for so long as the Sponsor is entitled to appoint or nominate any person to New Global’s board of directors under the Nomination Agreement, New Global agrees to take all necessary action to cause its board of directors to appoint one Class III director to serve as Chairperson of its board of directors.

Registration Rights Agreement

The Purchase Agreement contemplates that, at the Closing, New Global, the Sponsor, certain members of Sponsor and certain of their permitted transferees and the Sellers and certain of their permitted transferees will enter into the Registration Rights Agreement, pursuant to which, among other things, Dune will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of New Global Common Stock and other equity securities that are held by the parties thereto from time to time and the Sponsor and the Sellers will be granted certain registration rights.

Exchange Agreement

The Purchase Agreement contemplates that, at the Closing, Holdings, New Global and the Sellers will enter into the Exchange Agreement. Pursuant to the Exchange Agreement, the Sellers will have the right from time to time following the Closing, on the terms and conditions contained in the Exchange Agreement, to exchange their Holdings Common Units together with their shares of Dune Class B Common Stock for, at the option of New Global, shares of New Global Class A Common Stock or cash. Under the Exchange Agreement, following the Closing and at any time after the expiration of a lock-up to which the Dune Class B Common Stock are subject, the Sellers may, at the option of New Global, (x) receive cash for their Holdings Common Units (together with their shares of New Global Class B Common Stock), or (y) exchange their Holdings Common Units (together with their New Global Class B Common Stock) into New Global Class A Common Stock, on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications.

Holdings LLCA

The Purchase Agreement contemplates that, at the Closing, Holdings, Dune and the Sellers will enter into the Holdings LLCA. Pursuant to the Holdings LLCA, the transfer of Holdings Common Units will be subject to certain transfer restrictions unless exchanged in the manner prescribed therein and on the terms and conditions of the Exchange Agreement.

Vote Required for Approval

Approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

The Business Combination is conditioned upon the approval of the Business Combination Proposal. The Business Combination Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the other Condition Precedent Proposals are not approved, the Business Combination Proposal will have no effect, even if approved by the holders of shares of Dune Class A Common Stock.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, pursuant to which our Sponsor has agreed to vote the founder shares and any public shares owned by it in favor of the Business Combination Proposal. See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Sponsor Agreement” for more information.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION Proposal.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

THE NTA PROPOSAL

Overview

As discussed elsewhere in this proxy statement, Dune is asking its stockholders to approve the NTA Proposal. The NTA Proposal is conditioned solely upon the approval of the Business Combination Proposal, and not the closing of the Business Combination. Therefore, if the Business Combination Proposal is not approved, then the NTA Proposal will have no effect, even if approved by holders of shares of Dune Class A Common Stock. If the NTA Proposal and the Business Combination Proposal are approved at the Special Meeting, the following amendments will be made to the Current Charter, which shall be effective, if adopted and implemented by Dune, prior to the consummation of the proposed Business Combination:

(a)     Section 9.2(a) of the Current Charter shall be amended in its entirety to read as follows: “Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (irrespective of whether they voted in favor or against the Business Combination) pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

(b)    Section 9.2(e) of the Current Charter shall be amended in its entirety to read as follows: “If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (or such other vote as the applicable law or stock exchange rules then in effect may require).”

(c)     Section 9.7 of the Current Charter shall be amended to remove the following language: “Provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

If we redeem our public shares in an amount in excess of the current Redemption Limitation and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Dune’s public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Reasons for the Approval of the NTA Proposal

Dune stockholders are being asked to adopt the proposed amendments to the Current Charter prior to the Closing, which, in the judgment of the Dune Board, may facilitate the consummation of the Business Combination. The Current Charter limits Dune’s ability to consummate an initial business combination, or to redeem shares of Dune Class A Common Stock in connection with an initial business combination, if it would cause Dune to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Dune Class A Common Stock is not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Dune Class A Common Stock and the combined company’s common stock would not be deemed to be a “penny stock”

as such securities are listed on a national securities exchange, Dune is presenting the NTA Proposal to facilitate the consummation of the Business Combination. If the NTA Proposal is not approved and there are significant requests for redemption such that Dune’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Current Charter would prevent Dune from being able to consummate the Business Combination even if all other conditions to Closing are met. If the Business Combination is consummated, then the Current Charter, as amended by the NTA Proposal, will be further amended and restated in its entirety as set forth in the Proposed Charter in connection with the Closing of the Business Combination and all of the references in this proxy statement to the Current Charter shall be deemed to mean the Current Charter as amended by amendments the contained in this NTA Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, that the following amendments to the Current Charter shall be adopted:

(a)     Section 9.2(a) of the Current Charter shall be amended to read in its entirety as follows: “Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (irrespective of whether they voted in favor or against the Business Combination) pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

(b)    Section 9.2(e) of the Current Charter shall be amended to read in its entirety as follows: “If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (or such other vote as the applicable law or stock exchange rules then in effect may require).”

(c)     Section 9.7 of the Current Charter shall be amended to remove the following language: “Provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

Vote Required for Approval

Approval of the NTA Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the NTA Proposal.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NTA PROPOSAL.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

THE CHARTER PROPOSAL

Overview

Dune’s stockholders are being asked to adopt the Proposed Charter in the form attached to this proxy statement/prospectus as Annex E, which, in the judgment of the Dune Board, is necessary to adequately address the needs of New Global. The following is a summary of the key amendments effected by the Proposed Charter, but this summary is qualified in its entirety by reference to the full text of the Proposed Charter, a copy of which is attached to this proxy statement/prospectus as Annex E:

•        Changes to Authorized Capital Stock — the Proposed Charter will authorize the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A Common Stock, (b) 20,000,000 shares of New Global Class B Common Stock, which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement, and (c) 1,000,000 shares of New Global preferred stock;

•        Require a 66⅔% Stockholder Vote for Stockholders to Amend the Bylaws — under the Proposed Charter, any amendment to the New Global Bylaws will require approval of at least two-thirds (66⅔%) of the voting power of all of the then-outstanding shares of voting stock of New Global;

•        Stockholder Action by Written Consent — under the Proposed Charter, until the first date on which William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, and each of their respective affiliates (including family members, estate planning vehicles and other investment vehicles controlled or beneficially owned by them) (collectively, the “Principal Stockholders”) cease to beneficially own collectively at least 50% of the then-outstanding New Global Common Stock (the “Voting Threshold Date”), any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to the Current Charter, which provides that only the holders of New Global Class B Common Stock have the right to take action by written consent;

•        Stockholder Ability to Call a Special Meeting — under the Proposed Charter, special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global Board, the chairperson of the New Global Board, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders);

•        Election Not to be Governed by Section 203 of the DGCL — under the Proposed Charter, New Global will not be governed by Section 203 of the DGCL;

•        Removal of Blank Check Company Provisions — under the Proposed Charter, various provisions applicable only to blank check companies will be eliminated, including business combination requirements, that will no longer be applicable following the Business Combination;

•        Exculpation of Officers — under the Proposed Charter, New Global will provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL; and

•        No Class Vote on Changes in Authorized Number of Shares of Stock — under the Proposed Charter, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all then outstanding shares of capital stock of New Global’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Reasons for the Amendments

Each of these amendments was negotiated as part of the Business Combination. The Board’s reasons for proposing each of these amendments to the Current Charter is set forth below.

Changes to Authorized Capital Stock

The Current Charter authorized the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of Dune Class A Common Stock, (b) 20,000,000 shares of Dune Class B Common Stock and (c) 1,000,000 shares of preferred stock. Under the Current Charter, the Dune Class B Common Stock participates equally in dividends and other distributions with the Dune Class A Common Stock and all issued and outstanding shares of Dune Class B Common Stock automatically convert, on a one-for-one basis, into shares of Dune Class A Common Stock concurrently with the closing of the Business Combination. The Proposed Charter reclassifies each issued and outstanding share of Dune Class A Common Stock as “New Global Class A Common Stock” and authorizes the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A Common Stock, (b) 20,000,000 shares of New Global Class B Common Stock and (c) 1,000,000 shares of New Global preferred stock. Under the Proposed Charter, the New Global Class B Common Stock are voting, non-economic shares that do not participate in dividends or other distributions paid on any capital stock of New Global, and shares of New Global Class B Common Stock are exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement.

This amendment is necessary to effectuate the “Up-C” structure, which the Board believes may provide potential future tax benefits for New Global after the Closing when the Sellers ultimately exchange their Holdings Common Units, including potential tax benefits related to any increased tax basis that may arise in connection with any such future exchange, which such increased tax basis may be available to reduce the net taxable income of New Global on a flow-through basis. Because holders of Dune Class A Common Stock that do not elect to have such stock redeemed are not parties to such transactions, the holders of Dune Class A Common Stock that do not elect to have such stock redeemed will simply continue to hold their Dune Class A Common Stock.

The Board believes that these additional shares will provide New Global with needed flexibility to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Require a 66⅔% Stockholder Vote for Stockholders to Amend the Bylaws

Under the Proposed Charter, any amendment to the New Global Bylaws will require approval of at least two-thirds (66⅔%) of the voting power of all of the then outstanding shares of voting stock of New Global. Our Board believes that this amendment protects the New Global Bylaws from arbitrary changes and prevents a simple majority of stockholders from taking actions that may be harmful to the majority of our stockholders or making changes to provisions that are intended to protect all stockholders.

Stockholder Action by Written Consent

Under the Proposed Charter, until the Voting Threshold Date, any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by the New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to the Current Charter, which provides that only the holders of Dune Class B Common Stock have the right to take action by written consent. Our Board determined that, upon the conversion of all founder shares to Dune Class A Common Stock, there was no longer a need for a provision applicable to the founder shares held by our Sponsor. Our Board believes it is appropriate to permit stockholder action by written consent for so long as the Principal Stockholders hold at least 50% of New Global’s outstanding shares. This provision will allow us to take corporate action faster and more efficiently than if a stockholder meeting was required.

After the Voting Threshold Date, the Proposed Charter will provide that the New Global stockholders do not have a right to act by written consent. Eliminating the right of New Global stockholders, after the Voting Threshold Date, to act by written consent will limit the circumstances under which stockholders can act on their own initiative to remove directors or alter or amend New Global’s organizational documents outside of a duly called special or annual meeting of the stockholders of New Global. Further, our Board believes that limiting New Global stockholders’ ability to act by written consent after the Voting Threshold Date will reduce the time and effort the New Global Board and New Global Management would need to devote to New Global stockholder proposals, which time and effort could distract those directors and management from other important company business.

The loss of New Global stockholders’ ability (after the Voting Threshold Date) to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the New Global Board only at a duly called special or annual meeting. However, this proposal is not in response to any effort of which Dune is aware to obtain control of Global Hydrogen, and Dune and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. Further, our Board does not believe that the effects of the loss of the ability of New Global stockholders to act by written consent (after the Voting Threshold Date) will create a significant impediment to a tender offer or other effort to take control of New Global. Inclusion of these provisions in the Proposed Charter might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the New Global Board and thereby help protect New Global stockholders from the use of abusive and coercive takeover tactics.

Stockholder Ability to Call a Special Meeting

Under the Proposed Charter, special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global Board, the Chairperson of the New Global Board, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders). The Dune Board believes that prohibiting stockholders to call special meetings after the Voting Threshold Date is an appropriate governance measure to protect New Global from unwarranted attempts to gain corporate control in its post-Business Combination phase, including for purposes of seeking to implement an opportunistic change in control of New Global without the support of the then-incumbent directors and without the benefit of a stockholder meeting to consider important corporate issues which is called and held in accordance with the Proposed Charter and New Global Bylaws. Prohibiting stockholders from calling special meetings will help to reduce the possibility of such unwarranted attempts to gain control by restricting stockholders from approving proposals unless such proposals are properly presented at a stockholder meeting called and held in accordance with the Proposed Charter and New Global Bylaws.

Election Not to be Governed by Section 203 of the DGCL

Under the Current Charter, Dune is subject to Section 203 of the DGCL. The amendment in the Proposed Charter would cause New Global to not be governed by Section 203 of the DGCL, an anti-takeover law. Section 203 is a default provision of the DGCL that prohibits a publicly held Delaware corporation from engaging in a business combination, such as a merger, with “interested stockholders” (a person or group owning 15% or more of the corporation’s voting stock) for three years following the date that a person becomes an “interested stockholder”, unless: (i) before such stockholder becomes an “interested stockholder,” the board of directors approves the Business Combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (iii) at the time or after the stockholder became an interested stockholder, the board of directors and the holders of at least two-thirds of the disinterested outstanding voting stock of the corporation approves the transaction. While Section 203 is the default provision under the DGCL, the DGCL allows companies to opt out of Section 203 of the DGCL by including a provision in their certificate of incorporation expressly electing not to be governed by Section 203 of the DGCL. In accordance with Section 203, New Global’s election to opt out of Section 203 will take effect 12 months following the date the Proposed Charter is filed and, during this 12-month waiting period, the restrictions on business combinations described above will continue to apply. Our Board believes that this provision is in line with market practice.

Removal of Blank Check Company Provisions

Our Board has determined that it is in the best interest of Dune to eliminate provisions of the Current Charter that are specific to Dune’s status as a blank check company. Removal of these provisions is desirable because these provisions will serve no purpose following consummation of the Business Combination, and many of these provisions cease to apply upon the consummation of our initial business combination. For example, the Proposed Charter allows New Global to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for public corporations, and our Board believes it is the most appropriate period for New Global following consummation of the Business Combination. In addition, certain other provisions in our Current Charter require that proceeds from our IPO be held in the Trust Account until a business combination or liquidation of merger has occurred. These provisions cease to apply once the Business Combination is consummated and are therefore not included in the Proposed Charter.

Officer Exculpation

The DGCL was recently amended to permit Delaware companies to exculpate their officers, in addition to their directors, for personal liability in certain actions. After careful consideration, the exculpation of officers pursuant to these recent amendments to the DGCL was included in the Proposed Charter.

As amended, the DGCL only permits, and our proposed amendment would only permit, exculpation of officers for claims that do not involve breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. In addition, the exculpation of officers would not apply to claims brought by or in the right of New Global, such as derivative claims. If the Proposed Charter is adopted, the types of claims that would be barred against certain senior officers are a subset of those claims that are already barred against directors under the Current Charter, as permitted by Delaware law.

Officers, like directors, are exposed to a substantial risk of lawsuits or proceedings seeking to impose personal monetary liability. Officer exculpation is intended to enable our officers to exercise their business judgment in furtherance of the interests of our stockholders while minimizing the potential for distraction posed by frivolous lawsuits and costs which are often borne by the company either directly, through indemnification, or indirectly through higher insurance premiums. Without officer exculpation, the potential for such frivolous claims may impede New Global’s ability to attract and retain quality executives to work on its behalf, present barriers to New Global’s ability to accomplish its business objectives due to the diversion of management attention and result in a waste of corporate resources.

The Dune Board believes that eliminating personal monetary liability for officers under the circumstances permitted by the DGCL is reasonable and appropriate. This limitation provides the proper balance between stockholders’ interest in accountability and their interest in limiting the assertion of potentially frivolous claims for negligence. We expect that many of our peers incorporated in Delaware, with whom we compete for executive talent, will adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation. Although the amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer, we believe a failure to adopt the proposed amendment could impact our recruitment and retention of exceptional officer candidates who may conclude that, without the protection of exculpation, the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of New Global.

Opt Out of Section 242(b)(2) of the DGCL

The Proposed Charter provides that the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of New Global’s stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL. Our Board believes it is appropriate at this time to remove the separate class vote for increases or decreases of the authorized shares of any class of capital stock to allow all stockholders to vote upon such matters.

Vote Required for Approval

Approval of the Charter Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of Dune Class A Common Stock as of the record date. Accordingly, the failure of a holder of shares of Dune Class A Common Stock to vote by proxy or to vote in person at the Special Meeting, or an abstention (if a valid quorum is established for the meeting), will have the same effect as a vote “AGAINST” the Charter Proposal.

The Business Combination is conditioned upon the approval of the Charter Proposal. The Charter Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the other Condition Precedent Proposals are not approved, the Charter Proposal will have no effect, even if approved by the holders of shares of Dune Class A Common Stock.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, pursuant to which our Sponsor has agreed to vote the founder shares and any public shares owned by it in favor of the Charter Proposal. See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Sponsor Agreement” for more information.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER PROPOSAL.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

THE GOVERNANCE PROPOSALS

Overview

Dune’s stockholders are also being asked to vote on six separate proposals with respect to certain governance provisions in the Proposed Charter, which are separately being presented in order to give Dune’s stockholders the opportunity to present their separate views on important corporate governance procedures and which will be voted upon on a non-binding advisory basis. Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, Dune and Global Hydrogen intend that the Proposed Charter in the form attached to this proxy statement as Annex E will take effect at the Closing, assuming approval of the Charter Proposal. In the judgment of the Board, these provisions are necessary to adequately address the needs of New Global.

Proposal 4A: Changes to Authorized Capital Stock

See “The Charter Proposal — Reasons for the Amendments — Changes to Authorized Capital Stock” for a description and reasons for the amendment to the authorized capital stock to authorize the issuance of up to 20,000,000 shares of voting, non-economic New Global Class B Common Stock, which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement.

Proposal 4B: Require a 66⅔% Stockholder Vote for Stockholders to Amend the Bylaws

See “The Charter Proposal — Reasons for the Amendments — Require a 66⅔% Stockholder Vote for Stockholders to Amend the Bylaws” for a description and reasons for the amendment to require approval of at least two-thirds (66⅔%) of the voting power of all of the then-outstanding shares of voting stock of New Global to amend the New Global Bylaws.

Proposal 4C: Stockholder Action by Written Consent

See “The Charter Proposal — Reasons for the Amendments — Stockholder Action by Written Consent” for a description and reasons for the amendment to provide that, until the Voting Threshold Date, any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting.

Proposal 4D: Stockholder Ability to Call a Special Meeting

See “The Charter Proposal — Reasons for the Amendments — Stockholder Ability to Call a Special Meeting” for a description and reasons for the amendment that special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global Board, the chairperson of the New Global Board, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders).

Proposal 4E: Election Not to be Governed by Section 203 of the DGCL

See “The Charter Proposal — Reasons for the Amendments — Election Not to be Governed by Section 203 of the DGCL” for a description and reasons for the amendment to elect that New Global not be governed by Section 203 of the DGCL.

Proposal 4F: Removal of Blank Check Company Provisions

See “The Charter Proposal — Reasons for the Amendments — Removal of Blank Check Company Provisions” for a description and reasons for the amendment to eliminate various provisions applicable only to blank check companies, including business combination requirements, that will no longer be applicable following the Business Combination.

Proposal 4G: Exculpation of Officers

See “The Charter Proposal — Reasons for the Amendments — Officer Exculpation” for a description and reasons for the amendment to provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL.

Proposal 4H: Opt Out of Section 242(b)(2) of the DGCL

See “The Charter Proposal — Reasons for the Amendments — Opt Out of Section 242(b)(2) of the DGCL” for a description and reasons for the amendment to provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of New Global’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Vote Required for Approval

Dune intends to treat each of the Governance Proposals as being approved if it receives the affirmative vote of the holders of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Governance Proposals. The Business Combination is not conditioned upon the approval of the Governance Proposals. Notwithstanding the approval of the Governance Proposals, if the Business Combination is not consummated for any reason, the actions contemplated by the Governance Proposals will not be effected.

As discussed above, a vote to approve each of the Governance Proposals is an advisory vote, and therefore, is not binding on Dune, Global Hydrogen or their respective boards of directors. Accordingly, regardless of the outcome of the non-binding advisory vote, Dune and Global Hydrogen intend that the Proposed Charter, in the form attached to this proxy statement as Annex E and containing the provisions noted above, will take effect upon the Closing, assuming approval of the Charter Proposal. The shares held by the Sponsor and subject to the Letter Agreement or the Sponsor Agreement are sufficient to approve the Governance Proposals.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, pursuant to which our Sponsor has agreed to vote the founder shares and any public shares owned by it in favor of the Charter Proposal. See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Sponsor Agreement” for more information.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE GOVERNANCE PROPOSALS.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

THE INCENTIVE PLAN PROPOSAL

Overview

Assuming that the other Condition Precedent Proposals are approved, Dune’s stockholders are also being asked to approve and adopt the Incentive Plan. Our Board intends to approve the Incentive Plan prior to, and subject to stockholder approval at, the Special Meeting, and, in connection with and following the Business Combination, all equity-based awards granted by New Global will be granted under the Incentive Plan. For further information about the Incentive Plan, please refer to the complete copy of the Incentive Plan, which is attached hereto as Annex I.

Purpose of the Incentive Plan Proposal

After careful consideration, our Board believes that approving the Incentive Plan is in the best interests of New Global. The Incentive Plan provide a means through which (a) New Global and its affiliates may attract, retain and motivate qualified persons as employees, directors, consultants, and other individual service providers, thereby enhancing the profitable growth of New Global and its affiliates and (b) persons upon whom the responsibilities of the successful administration and management of New Global and its affiliates rest, and whose present and potential contributions to New Global and its affiliates are of importance, can acquire and maintain stock ownership or awards the value of which is tied to the performance of New Global, thereby strengthening their concern for New Global and its affiliates.

In addition, stockholder approval of the Incentive Plan is necessary in order for New Global to (a) meet the stockholder approval requirements of Nasdaq applicable to equity plans, and (b) grant incentive stock options (“ISOs”). Stockholders are also being asked to approve an annual limitation on the compensation paid to non-employee directors.

Therefore, our Board unanimously recommends that our stockholders approve the Incentive Plan. If the Incentive Plan Proposal is not approved by our stockholders, the Incentive Plan will not become effective, and we will not be able to grant equity awards under the Incentive Plan. We believe that our ability to recruit, retain and incentivize top talent will be adversely affected if the Incentive Plan Proposal is not approved.

Summary of the Incentive Plan

The following summary describes the material terms of the Incentive Plan. This summary is not a complete description of all provisions of the Incentive Plan and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Annex I, and we urge you to read it in its entirety.

Administration

The Incentive Plan will be administered by our Board or a committee of our Board consisting of two or more non-employee directors (as applicable, the “Administrator”), each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, and an “independent director” under the rules of any exchange on which our common stock is listed, except as otherwise determined by our Board.

Number of Shares

The total number of shares of New Global Class A Common Stock reserved and available for delivery with respect to awards under the Incentive Plan, other than substitute awards, is equal to 900,000 shares of New Global Class A Common Stock (225,000 shares of which will be reserved for individual consultants of New Global).

The closing price of a share of Dune Class A Common Stock, as quoted on Nasdaq on            , 2023, the record date, was $            .

If stockholders approve the Incentive Plan, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the shares reserved and available for delivery with respect to awards under the Incentive Plan.

Source of Shares

The shares issuable under the Incentive Plan will be made available from (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) previously issued shares that are reacquired, including shares purchased on the open market.

If all or any portion of an award expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, the shares subject to such award (including (i) shares forfeited with respect to restricted stock, and (ii) the number of shares withheld or surrendered to New Global in payment of any exercise or purchase price of an award or taxes relating to awards) will not be considered “delivered shares” under the Incentive Plan, and will be available for delivery with respect to awards.

Director Award Limitations

In each calendar year during any part of which the Incentive Plan is in effect, a non-employee member of our Board may not be granted awards for such individual’s service on our Board having a value (determined, if applicable, pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”)) on the date of grant in excess of $200,000 (for any non-employee member of the Board, not including the Chairman of the Board) and $250,000 (for any non-employee Chairman of the Board); provided, that for any calendar year in which a non-employee member of our Board (i) first commences service on our Board, (ii) serves on a special committee of our Board or (iii) serves as lead director or non-employee chairman of our Board, additional awards may be granted to such non-employee member of our Board in excess of such limit; provided, further, that the foregoing limit will be applied without regard to (A) cash fees paid to a non-employee member of our Board during such calendar year (or grants of awards, if any, made to a non-employee member of our Board in lieu of all or any portion of such cash fees) or (B) grants of awards, if any, made to a non-employee member of our Board during any period in which such individual was an employee or was otherwise providing services to New Global or to any affiliate other than in the capacity as a director.

Eligibility

Employees (including officers), non-employee directors and consultants who render services to New Global or an affiliate thereof are eligible to receive awards under the Incentive Plan; provided, however, that, any such individual must be an “employee” of New Global or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an award that may be settled in New Global Class A Common Stock. As of            and assuming the Closing occurs, approximately      executive officers,      other employees,      consultants and      non-employee directors would be eligible to participate in the Incentive Plan, if selected by the Administrator to receive awards.

Awards

The Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, stock awards, dividend equivalents, other stock-based awards, cash awards and substitute awards.

Options.    Options may be granted under the Incentive Plan to eligible persons including: (i) ISOs (only to employees of New Global or its subsidiaries) which comply with Section 422 of the Code; and (ii) nonstatutory options. The exercise price of each option granted under the Incentive Plan will be stated in the option agreement; however, the exercise price for an option must not be less than the greater of the par value per share of New Global Class A Common Stock or the fair market value per share of New Global Class A Common Stock as of the date of grant (or 110% of the fair market value for ISOs granted to individuals who owns stock possessing more than 10% of the total combined voting power of all classes of stock of New Global or its parent or any of its subsidiaries (“Ten Percent Holders”)). Options may be exercised as the Administrator determines, but not later than ten years from the date of grant (or five years, in the case of ISOs granted to Ten Percent Holders). The Administrator will determine the methods and form of payment for the exercise price of an option (including, in the discretion of the Administrator, payment in New Global Class A Common Stock, other awards or other property) and the methods and forms in which New Global Class A Common Stock will be delivered to a participant.

Stock appreciation rights (“SARs”).    A SAR is the right to receive cash or shares of New Global Class A Common Stock having a value equal to the excess of the fair market value of one share of New Global Class A Common Stock on the date of exercise over the grant price of the SAR, as determined by the Administrator. The exercise price of a share of New Global Common Stock subject to the SAR will be determined by the Administrator, but in no event will that exercise price be less than the greater of the par value per share of New Global Common Stock or the fair market value of New Global Class A Common Stock on the date of grant. SARs may be exercised as the Administrator determines, but not later than ten years from the date of grant. The Administrator will have the discretion to determine other terms and conditions of an SAR award.

Restricted stock awards.    A restricted stock award is a grant of shares of New Global Class A Common Stock subject to a risk of forfeiture, performance conditions, restrictions on transferability and any other restrictions imposed by the Administrator in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Administrator. Except as otherwise provided under the terms of the Incentive Plan or an award agreement, the holder of a restricted stock award will have rights as a stockholder, including the right to vote the New Global Class A Common Stock subject to the restricted stock award or to receive dividends on the New Global Class A Common Stock subject to the restricted stock award during the restriction period. The Administrator may allow a participant to elect, or may require, that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock, applied to the purchase of additional awards or deferred without interest to the date of vesting of the associated award of restricted stock. The Administrator will provide, in the restricted stock award agreement, whether the restricted stock will be forfeited upon certain terminations of employment. Unless otherwise determined by the Administrator, New Global Class A Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock award with respect to which such common stock or other property has been distributed.

Restricted stock units (“RSUs”).    RSUs are rights to receive New Global Class A Common Stock, cash, or a combination of both at the end of a specified period. The Administrator may subject RSUs to restrictions (which may include a risk of forfeiture) to be specified in the RSU award agreement, and those restrictions may lapse at such times determined by the Administrator. RSUs may be settled by delivery of New Global Class A Common Stock, cash equal to the fair market value of the specified number of shares of New Global Class A Common Stock covered by the RSUs or any combination thereof determined by the Administrator at the date of grant or thereafter.

Stock Awards.    A stock award is a grant of unrestricted or fully vested shares of New Global Class A Common Stock.

Dividend Equivalents.    Dividend equivalents entitle a participant to receive cash or New Global Class A Common Stock equal in value to dividends paid with respect to a specified number of shares of New Global Class A Common Stock. With respect to dividend equivalents granted in connection with another award, absent a contrary provision in the award agreement, such dividend equivalents shall be subject to the same restrictions and risk of forfeiture as the award with respect to which the dividends accrue and shall not be paid unless and until such award has vested and been earned.

Other Stock-Based Awards; Cash Awards.    Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of New Global Common Stock. Cash awards are awards denominated in cash. Other stock-based awards and cash awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments. Cash awards may also be granted and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The Administrator will determine the terms and conditions of such awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Substitute Awards.    Awards may be granted in substitution or exchange for any other award granted under the Incentive Plan or under another equity incentive plan or any other right of an eligible person to receive payment from us. Awards may also be granted under the Incentive Plan in substitution for similar awards held for individuals who become participants as a result of a merger, consolidation or acquisition of another entity by or with New Global or one of its affiliates.

Certain Transactions

In the event of any subdivision or consolidation of New Global, or if any change in the capital structure or business of New Global or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to New Global pursuant to the provisions of ASC Topic 718, if adjustments to awards with respect to such event were discretionary or otherwise not required, appropriate adjustments will be made by the Administrator in the shares subject to an award under the Incentive Plan. The Administrator will also have the discretion to make certain adjustments to awards in the event of a change in control or other changes in New Global or the outstanding common stock of New Global by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change occurring after the date of the grant of any award, such as accelerating the vesting or exercisability of awards, requiring the surrender of an award, with or without consideration, or making any other adjustment or modification to the award that the Administrator determines is appropriate in light of such transaction.

Plan Amendment and Termination

Our Board may amend or terminate the Incentive Plan at any time; however, stockholder approval will be required for any amendment to the extent necessary to comply with applicable law or exchange listing standards. The Administrator will not have the authority, without the approval of stockholders, to amend any outstanding stock option or SAR to reduce its exercise price per share. The Incentive Plan will remain in effect for a period of ten years following the effective date of the Incentive Plan (unless earlier terminated by our Board).

Clawback

All awards under the Incentive Plan will be subject to any clawback or recapture policy adopted by New Global, as in effect from time to time.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the United States federal income tax consequences to participants arising from participation in the Incentive Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the Incentive Plan may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, nonqualified stock options and SARs with an exercise price less than the fair market value of shares of common stock on the date of grant, SARs payable in cash, RSUs, and certain other awards that may be granted pursuant to the Incentive Plan, could be subject to additional taxes unless they are designed to be exempt from or comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Tax Consequences to Participants

Options and SARs.    Participants will not realize taxable income upon the grant of an option or a SAR. Upon the exercise of a nonqualified stock option or a SAR, a participant will recognize ordinary compensation income (subject to withholding if an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the shares of common stock received, over (ii) the exercise price of the award. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a nonqualified stock option or SAR that equals the fair market value of such shares of common stock on the date of exercise. Subject to the discussion under “— Tax Consequences to the Post-Combination Company” below, New Global (or, if applicable, the affiliate employer) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules. When a participant sells the shares of common stock acquired as a result of the exercise of a nonqualified stock option or SAR, any appreciation (or depreciation) in the value of the shares of common stock after the exercise date is treated as long- or short-term capital gain (or loss) for U.S. federal income tax purposes, depending on the holding period. The shares of common stock must be held for more than 12 months to qualify for long-term capital gain treatment.

Participants eligible to receive an option intended to qualify as an ISO (i.e., under Section 422 of the Code) will not recognize taxable income on the grant of an ISO. Upon the exercise of an ISO, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the ISO (“ISO Shares”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an ISO would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Shares that have been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Shares. However, if a participant disposes of ISO Shares that have not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Shares at the time of exercise of the ISO (or, if less, the amount realized in the Disqualifying Disposition) exceeds the exercise price paid by the participant for such ISO Shares. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Shares on the exercise date. If the exercise price paid for the ISO Shares exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

New Global will generally not be entitled to any U.S. federal income tax deduction upon the grant or exercise of an ISO, unless a participant makes a Disqualifying Disposition of the ISO Shares. If a participant makes a Disqualifying Disposition, New Global (or, if applicable, the affiliate employer) will then, subject to the discussion below under “— Tax Consequences to the Post-Combination Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

Under current rulings, if a participant transfers previously held shares of common stock (other than ISO Shares that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an option, whether a nonqualified stock option or an ISO, no additional gain will be recognized on the transfer of such previously held shares of common stock in satisfaction of the nonqualified stock option or ISO exercise price (although a participant would still recognize ordinary compensation income upon exercise of a nonqualified stock option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or ISO exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or ISO exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above.

Other Awards: Restricted Stock, RSUs, Stock Awards, Other Stock-Based Awards, and Cash Awards.    A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a RSU award, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of common stock in settlement of the RSU award, as applicable, in an amount equal to the cash or the fair market value of the shares of common stock received.

A recipient of a restricted stock award, stock award or other stock-based award generally will be subject to U.S. federal income tax at ordinary income tax rates on the fair market value of the shares of common stock when received, reduced by any amount paid by the recipient; however, if the shares of common stock are not transferable and are subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares of common stock (i) when the shares of common stock first become transferable and are no longer subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the Code, or (ii) when the award is received, in cases where a participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares of common stock are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares of common stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise, the dividends will be treated as dividends.

A participant who is an employee will be subject to withholding for U.S. federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above. The tax basis in the shares of common stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares of common stock will commence on the later of the day following date the shares of common stock are received or, with respect to restricted stock awards, on the date that the restrictions constituting a substantial risk of forfeiture lapse. Subject to the discussion below under “— Tax Consequences to the Post-Combination Company,” New Global (or, if applicable, the affiliate employer) will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

Tax Consequences to the Post-Combination Company

Reasonable Compensation.    In order for the amounts described above to be deductible by New Global (or an affiliate employer), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments.    The ability of New Global (or the ability of an affiliate employer) to obtain a deduction for future payments under the Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Section 162(m).    The ability of New Global (or the ability of an affiliate employer) to obtain a deduction for amounts paid under the Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits New Global’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

New Plan Benefits

The aggregate number of shares and aggregate total dollar value of potential future awards under the Incentive Plan that may be made to any participant or group of participants are indeterminable as of the date of this proxy statement/prospectus because participation and the types of awards that may be granted under the Incentive Plan are subject to the discretion of the Administrator and are currently not determinable. Consequently, no new plan benefits table is included in this proxy statement/prospectus. Future awards are determined at the discretion of the Administrator and are currently not determinable.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2022, neither Dune nor New Global had any equity compensation plans under which equity securities were authorized for issuance. Therefore, the Equity Compensation Plan Information table is not provided.

Vote Required for Approval

Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.

The Business Combination is conditioned upon the approval of the Incentive Plan Proposal. The Incentive Plan Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the other Condition Precedent Proposals are not approved, the Incentive Plan Proposal will have no effect, even if approved by the holders of shares of Dune Class A Common Stock.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, pursuant to which our Sponsor has agreed to vote the founder shares and any public shares owned by it in favor of the Incentive Plan Proposal. See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Sponsor Agreement” for more information.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

THE STOCK ISSUANCE PROPOSAL

Overview

The Stock Issuance Proposal is a proposal to approve, for purposes of complying with applicable listing rules of Nasdaq, (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination, consisting of the issuance of (i) shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the Exchange Agreement and (ii) any shares of New Global Common Stock pursuant to subscription agreements we may enter into prior to the Closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the Business Combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules.

If the Stock Issuance Proposal is adopted,            shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units will be issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the Exchange Agreement plus any additional shares of New Global Common Stock we may issue pursuant to subscription agreements we may enter into prior to the Closing.

Why Dune Needs Stockholder Approval

We are proposing the Stock Issuance Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d). Pursuant to the Business Combination, we may require stockholder approval in accordance with the aforementioned Nasdaq Listing Rules as a result of (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination, consisting of the issuance of (i) shares of New Global Class B Common Stock to the Sellers pursuant to the terms of the Purchase Agreement and (ii) any shares of New Global Common Stock pursuant to subscription agreements we may enter into prior to the Closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the Business Combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules. Assuming no redemptions, we expect that approximately            shares of New Global Common Stock will be issued to Sellers in connection with the Business Combination, plus any additional shares of New Global Common Stock we may issue pursuant to subscription agreements we may enter into prior to the Closing, as permitted by the Purchase Agreement. Since we may issue 20% or more of our outstanding common stock as consideration in the Business Combination, we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(a), (b) and (d).

Effect of Proposal on Current Stockholders

If the Stock Issuance Proposal is adopted,            shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units will be issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the Exchange Agreement plus any additional shares of New Global Common Stock we may issue pursuant to subscription agreements we may enter into prior to the Closing may be issued, which collectively represents at least approximately            % of the 5,494,554 shares of Dune Common Stock outstanding as of the date hereof. The issuance of these shares would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in our voting power, liquidation value and aggregate book value.

In the event that the Stock Issuance Proposal is not approved by our stockholders, the Business Combination may not be consummated. In the event that the Stock Issuance Proposal is approved by our stockholders, but the Purchase Agreement is terminated (without the Business Combination being consummated) prior to the issuance of such shares of New Global Common Stock, the Company will not issue such shares of New Global Common Stock.

Vote Required for Approval

Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

The Business Combination is conditioned upon the approval of the Stock Issuance Proposal. The Stock Issuance Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the other Condition Precedent Proposals are not approved, the Stock Issuance Proposal will have no effect, even if approved by the holders of shares of Dune Class A Common Stock.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, pursuant to which our Sponsor has agreed to vote the founder shares and any public shares owned by it in favor of the Stock Issuance Proposal. See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Sponsor Agreement” for more information.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCK Issuance Proposal.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is currently divided into three classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term.

Director Nominees

Our stockholders are being asked to consider and vote upon a proposal to elect five directors to our Board, effective immediately upon the Closing, comprising one director to serve as Class I directors, two directors to serve as Class II directors and two directors to serve as Class III directors, in each case to serve on New Global’s Board for a term expiring at the annual meeting of stockholders to be held in, respectively, 2024 in the case of Class I directors, 2025 in the case of Class II directors and 2026 in the case of Class III directors, or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal.

We are proposing that William Bennett Nance, Jr. serve as the Class I director, Michael Castaldy and Ben Coates serve as Class II directors and Carter Glatt and Jeron Smith serve as Class III directors.

The Purchase Agreement contemplates that, at the Closing, New Global will enter into the Nomination Agreement with the Sellers and the Sponsor, pursuant to which the Sellers will have the right to nominate members of the New Global Board in the number and subject to the beneficial ownership thresholds and terms and conditions set forth therein. See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Nomination Agreement.”

Because our Board is currently classified and our directors currently serving in Class I, Class II and Class III have terms that extend beyond the Special Meeting, these directors have tendered their contingent resignations from their current terms, conditioned upon the approval of the Condition Precedent Proposals. These resignations will take effect immediately prior to the Closing, and if the requisite vote of our stockholders is obtained, each of these directors will begin new terms as directors on the New Global Board.

For biographical information concerning each director nominee, see the section entitled “New Global Management After the Business Combination — Directors”.

Vote Required for Approval

The election of directors is decided by a plurality of the votes cast by the holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes have no effect on the proposal.

The Business Combination is conditioned upon the approval of the Director Election Proposal. The Director Election Proposal is a Condition Precedent Proposal, and each of the Condition Precedent Proposals are conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the other Condition Precedent Proposals are not approved, the Director Election Proposal will have no effect, even if approved by the holders of shares of Dune Class A Common Stock.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, pursuant to which our Sponsor has agreed to vote the founder shares and any public shares owned by it in favor of the Director Election Proposal. See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Sponsor Agreement” for more information.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

Our stockholders are being asked to vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the Condition Precedent Proposals or we determine that one or more of the Closing conditions under the Purchase Agreement is not satisfied or waived.

Pursuant to the terms of the Purchase Agreement, we are required to adjourn or postpone the Special Meeting on each and every occasion if (i) a postponement or adjournment is required by applicable law, (ii) as of the time for which the Special Meeting is originally scheduled there are insufficient shares of Dune Common Stock represented virtually at the Special Meeting and voting to approve the proposals presented at the Special Meeting or to constitute a quorum necessary to conduct the business of the Special Meeting or (iii) we or Global Hydrogen determine that the payments for the redemption of public shares could reasonably be expected to cause the Closing conditions under the Purchase Agreement to not be satisfied at the Closing; provided, however, in no event will we be required to adjourn or postpone the Special Meeting more than six weeks from the initial date of the Special Meeting set forth in this proxy statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is presented at the Special Meeting and is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the Condition Precedent Proposals or we determine that one or more of the Closing conditions under the Purchase Agreement is not satisfied or waived.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Dune Class A Common Stock present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the proposal.

The Business Combination is not conditioned upon the approval of the Adjournment Proposal. The Adjournment Proposal is not conditioned on any other proposal.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, and our Sponsor has entered into the Sponsor Agreement, pursuant to which our Sponsor has agreed to vote the founder shares and any public shares owned by it in favor of the Adjournment Proposal (if necessary). See “The Business Combination Proposal — Ancillary Agreements Related to the Transactions — Sponsor Agreement” for more information.

Recommendation of the Dune Board

DUNE’S BOARD OF DIRECTORS (OTHER THAN THE RECUSED DIRECTOR) UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what they may believe is in our best interests and our stockholders and what they may believe is best for himself or themselves in determining to recommend that our stockholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination” for a further discussion.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF GLOBAL HYDROGEN

The following discussion and analysis should be read in conjunction with Global Hydrogen’s unaudited consolidated financial statements as of June 30, 2023, Global Hydrogen’s audited consolidated financial statements as of, March 31, 2023, and for the period since inception ended March 31, 2023, including the related notes thereto, in each case, included elsewhere in this proxy statement. In addition to historical information, this discussion contains forward-looking statements that involve risks, uncertainties, and assumptions that could cause Global Hydrogen’s actual results to differ materially from management’s expectations due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” appearing elsewhere in this proxy statement. Factors which could cause such differences are discussed herein. Unless otherwise specifically noted or the context otherwise requires, all references in this section to “Global Hydrogen” “we,” “us,” “our” or the “Company” refers to Global Hydrogen Energy LLC prior to the consummation of the Transactions, which will become the business of New Global following the consummation of the Business Combination.

Business Overview

Global Hydrogen is a nascent pure-play hydrogen and carbon recovery project developer and industrial gas supplier that has commenced initial operations and is building a growing project development pipeline. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. Since its inception, Global Hydrogen has worked to establish relationships in the form of channel checks with non-exclusive independent equipment suppliers and discussions with vendors, but the Company has not yet generated any revenue or reached final terms with any paying customers or suppliers. As we expand our operations, we intend to offer potential customers reliable, low-carbon and clean hydrogen, pure carbon dioxide, and other gases generated from a variety of feedstocks. We intend for our operations to include (i) the sourcing, identification, evaluation and vetting of offtake customers seeking to purchase industrial gases, (ii) the securing of local feedstocks, equipment, and utilities, (iii) the planning and management of projects and (iv) the structuring and financing of our projects. We intend to offer our customers attractive pricing as we select and secure local, often waste, feedstock, and plan to deploy established industrial gas generation, storage, compression, and dispensing technologies in our projects. On each planned project, we seek to sell multiple gas products, sourced from a single feedstock, for offtake to customers. We also intend to utilize and bring to market secondary offtake products such as oxygen. The Company was founded in 2023 by a team with over a decade of hydrogen experience and several decades of business development, mergers & acquisitions, and capital markets experience. Global Hydrogen is currently a 100% minority-owned business and we are targeting both privately- and publicly-funded hydrogen development and selected carbon recovery projects, including projects supported by local, county, state, and national-level governments in North America, Western Europe, and Great Britain.

In selecting feedstock to generate industrial gases, we will primarily target renewable waste and will need to seek arrangements with owners of renewable waste feedstock, such as wastewater treatment plants, landfills, food waste processing facilities, and agricultural farms, to access their renewable waste feedstock. In addition to generating industrial gases from renewable waste feedstock, we plan to generate gases from non-renewable sources including pipeline natural gas. We will need to seek arrangement with owners of such non-renewable feedstock. On projects where a non-renewable, or high greenhouse gas output, energy source is used, as well as on selected other projects where such technology is required to produce clean hydrogen, we may deploy carbon recovery technology — more commonly known as carbon capture technology.

On the hydrogen side, we serve traditional industrial gas customers, and are particularly focused on plans to serve the rapidly growing hydrogen-as-energy-carrier market, comprising heavy duty hauling transportation operators such as transit bus agencies, long haul truck fleet operators, truck leasing operators, and refuse collection truck operators, many of whom are considering deploying hydrogen fuel cell powertrain vehicles to decarbonize their fleets which currently runs almost exclusively on diesel. On the carbon dioxide side, we target both traditional industrial users of the gas, including food & beverage grade users such as brewers and beverage bottlers requiring carbonation, as well as emerging users such as the producers of green building materials.

Our growth strategy is based on developing our ability to place modular generation, recovery, storage, and dispensing solutions in closer geographic proximity to our end customers — onsite in many cases — and our ability to produce and sell multiple outputs from a single feedstock input. We hope that these plans, if successfully carried out, will allow us to produce clean hydrogen and carbon dioxide at a net cost normally seen only in larger scale plants and which supports competitive market prices for our end products. Additionally, governments at all levels in North America and Western Europe have and are deploying substantial incentives to mitigate the impact of climate change and to decarbonize their economies. We believe we are well-placed to benefit as a developer of projects eligible for several of these incentives, such as the hydrogen tax production credits and the investment tax credits made available in the United States through the recently enacted Inflation Reduction Act of 2022.

Global Hydrogen has not yet generated any revenue and anticipates generating revenue from the sale of systems and equipment to customers in 2023 or 2024. Global Hydrogen management actively reviews its project development pipeline and activity with potential customers. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. Management has determined that its projections are reasonable based on its review and status of its potential projects. Global Hydrogen has not yet successfully closed on any project, and recently Global Hydrogen’s projections were revised to reflect the loss of an originally-forecast systems and equipment project which was expected to close in the third quarter of 2023.

Global Hydrogen was organized as a Delaware limited liability company in February 2023. Global Hydrogen is headquartered in New York, New York and its corporate website is globalhydrogen.co. Global Hydrogen’s website and the information contained on, or that can be accessed through, such website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

While Global Hydrogen does not have significant past operating history, Global Hydrogen’s management is aware that the future operating results and future financial condition of Global Hydrogen may be different than our past operating results and financial condition. Major factors that will have a material impact on future financial results and condition include whether Global Hydrogen will be able to sign contracts with customers and suppliers necessary to undertake the business plan. Even if such contracts are signed, our business plan is complex and there are many factors which could impact our operating results and financial condition including delays in projects, volatility in the price of our raw materials and products, and volatility in the demand for our services and products. For more information please see the section entitled “Risk Factors — Risks Related to Global Hydrogen.”

Recent Developments

Recent events impacting our business are as follows:

Business Combination:    On May 15, 2023, Global Hydrogen announced that it had entered into an agreement and Business Combination with Dune Acquisition Corporation, a publicly traded special purpose acquisition company and certain of its subsidiaries. Under the terms of the proposed transaction, the estimated combined enterprise value of the surviving entity following the proposed transaction is approximately $102.0 million. The transaction is expected to close during the second half of 2023 and remains subject to customary Closing conditions. See the rest of this proxy statement for additional information regarding the business combination, including the section entitled “The Business Combination Proposal.”

Results of Operations

As of June 30, 2023, the Company has not generated any revenue. As of June 30, 2023, the Company’s expenses have been related to initial operations and efforts to source materials for future projects and to undertake conversations with potential customers.

The following table summarizes our financial results for the three months ended June 30, 2023 and from inception until June 30, 2023 (in dollars):

	For the three months ended June 30, 2023	For the period from February 16, 2023 (inception) to June 30, 2023
Operating Expenses:
General and administrative	$252,310	252,352
Start up costs	—	574
Loss from operations	(252,310)	(252,926)
Other income:
Interest income	49	49
Net loss	$(252,261)	(252,877)

Liquidity and Capital Resources

Historically, the Company’s primary sources of liquidity have been cash flows from contributions from founders. As of June 30, 2023, the Company had an aggregate cash balance of $61,038 and a net working capital deficit of $240,377.

The Company intends to operate with its current cash on hand. In the future, the Company may borrow money and sell equity to finance its operations. As the Company has a limited operating history, its liquidity and capital resources may change substantially from past results.

The Company’s future capital requirements will depend on many factors, including the Company’s revenue growth rate, the timing and extent of spending to support future sales and marketing and research and development efforts. In order to finance these opportunities, the Company may need to raise additional financing. While there can be no assurances, if additional capital is required, the Company intends to raise such capital through operations, as well as through the Business Combination. If additional financing is required from outside sources, the Company may not be able to raise it on terms acceptable to the Company or at all. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date these consolidated financial statements are available to be issued. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Critical Accounting Estimates

Basis of Accounting

The accompanying financial statements have been prepared in accordance with GAAP, expressed in U.S. dollars. References to GAAP issued by the FASB in these accompanying notes to the financial statements are to the FASB Accounting Standards Codification (“ASC”).

Operating results for the period from March 31, 2023 (inception) to June 30, 2023 are not necessarily indicative of results that may be expected for the period ending December 31, 2023.

Use of Estimates

The preparation of the accompanying financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are adjusted to reflect actual experience when necessary. There were no significant estimates from February 16, 2023 (inception) to June 30, 2023.

Cash

The Company’s cash is held in an operating bank account which is subject to an insignificant risk of changes in value. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $61,038 in cash and cash equivalents as of June 30, 2023.

New Accounting Pronouncements

Recently Issued Accounting Standards

The Company is expected to be an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). The JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company has elected to take advantage of the extended transition period to comply with new or revised accounting standards and to adopt certain of the reduced disclosure requirements available to emerging growth companies. As a result of the accounting standards election, the Company will not be subject to the same implementation timeline for new or revised accounting standards as other public companies that are not emerging growth companies which may make comparison of the Company’s financial statements to those of other public companies more difficult.

Intellectual Property

Global Hydrogen does not currently hold material intellectual property beyond certain logos and domain names assigned to the Company by William Bennett Nance, Jr.

Government Regulation

Global Hydrogen plans to own and operate hydrogen generation plants and to sell the resulting industrial gas. In many jurisdictions, hydrogen, oxygen, and other gases we will produce and sell, may be classified as fuel or controlled substances, and as such we may be required to obtain relevant licensing to produce, store, and sell such substances. We intend to acquire such licenses on a project by project and jurisdiction by jurisdiction basis.

Some of these gas generation plants we build or own may be in jurisdictions where CO2 emissions are subject to government regulation. When we produce hydrogen thermochemically, we will typically deploy carbon recovery systems to significantly reduce — below relevant jurisdictional limits — or eliminate the CO2 emissions which otherwise would be released to the atmosphere.

The construction of facilities that produce hydrogen will require compliance with government regulation, including local zoning and permitting requirements, such requirements will depend on the jurisdiction of each project.

The distribution of hydrogen, carbon dioxide, and oxygen will require compliance with certain regulatory federal and state regimes and will depend on the relevant jurisdictions.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF DUNE

The following discussion and analysis of the financial condition and results of operations of Dune Acquisition Corporation (for purposes of this section, “Dune,” the “Company,” “we,” “us” and “our”) should be read in conjunction with the financial statements and related notes of Dune included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” appearing elsewhere in this proxy statement.

Overview

We are a blank check company incorporated in Delaware on June 18, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our sponsor is Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”).

The registration statement for our initial public offering (the “IPO”) became effective on December 17, 2020. On December 22, 2020, we consummated the IPO of 17,250,000 units, including the issuance, with respect to the Class A common stock, par value $0.0001 per share, of Dune (“Dune Class A Common Stock”) included in the units being offered (the “public shares”), of 2,250,000 additional units to cover the over-allotment, at $10.00 per unit, generating gross proceeds of $172.5 million, and incurring offering costs of approximately $10.0 million, inclusive of approximately $6.0 million in deferred underwriting commissions. Each unit consists of one share of Dune Class A Common Stock and one-half of one redeemable warrant.

Simultaneously with the closing of the IPO, we consummated the private placement of 4,850,000 warrants (each, a “private placement warrant” and, collectively, the “private placement warrants”) at a price of $1.00 per private placement warrant to our Sponsor, generating proceeds of approximately $4.9 million.

Upon the closing of the IPO and the private placement, $172.5 million ($10.00 per unit) of the net proceeds of the IPO and certain of the proceeds of the private placement were held in a trust account (the “Trust Account”), located in the United States with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee and, until December 2022, were invested only in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the Trust Account as described below. On December 15, 2022, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more interest-bearing demand deposit accounts) until the earlier of the consummation of a business combination or our liquidation. As of June 30, 2023, there was $11,963,187 in investments and cash held in the Trust Account, which includes interest income available to us for franchise and income tax obligations of approximately $143,000. As of June 30, 2023, the funds in the Trust Account were held solely in an interest-bearing demand deposit account.

If we are unable to complete a business combination within 36 months from the closing of the IPO, or December 22, 2023 (the “Combination Period”), and our stockholders have not amended our amended and restated certificate of incorporation, as amended (the “Current Charter”), to further extend such Combination Period, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors (the “Board”), liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

June 2022 Extension Special Meeting of Stockholders

On June 14, 2022, the Company held a special meeting of stockholders (the “June 2022 Special Meeting”). At the June 2022 Special Meeting, the Company’s stockholders approved an amendment to the Current Charter to extend the date by which the Company must complete a business combination from June 22, 2022 to December 22, 2023.

In connection with the June 2022 Special Meeting, stockholders holding 16,409,033 public shares exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account, which would have resulted in (i) approximately $164.1 million (approximately $10.00 per share) being removed from the Trust Account to pay such holders, (ii) approximately $8.4 million remaining in the Trust Account and (iii) 5,153,467 shares of common stock outstanding (including 840,967 public shares and 4,312,500 shares of the Company’s Class B common stock, par value $0.0001 per share, held by our Sponsor prior to the Sponsor Exchange (as defined below), which were exchanged for an equivalent number of the Company’s Class A common stock pursuant to the Sponsor Exchange (the “founder shares”)).

On June 15 and 16, 2022, the Company consented to requests to reverse the redemptions of an aggregate of 341,087 public shares. As a result of such redemption reversals, (i) stockholders holding an aggregate of 16,067,946 public shares exercised and have not reversed their right to redeem such shares for a pro rata portion of the funds held in the Trust Account, (ii) approximately $160.7 million (approximately $10.00 per share) was removed from the Trust Account to pay such holders, (iii) approximately $11.8 million remained in the Trust Account and (iv) 5,494,554 shares of common stock remained outstanding (including 1,182,054 public shares and 4,312,500 founder shares).

Proposed Business Combination with TradeZero

On October 12, 2021, we entered into an Agreement and Plan of Merger (the “TradeZero Merger Agreement”) with Dune Merger Sub, Inc., a Delaware corporation and our direct, wholly-owned subsidiary (“Merger Sub”), Dune Merger Sub II, LLC, a Delaware limited liability company and our direct, wholly-owned subsidiary (“Merger Sub II”), and TradeZero Holding Corp., a Delaware corporation (“TradeZero”).

On April 1, 2022, the Company, along with Merger Sub, Merger Sub II and the Sponsor (collectively, the “Dune Plaintiffs”) filed a four-count complaint in the Court of Chancery of the State of Delaware (the “Chancery Court”) against TradeZero and Messrs. Pipitone, Ferrara, Muscatella, Choi, Koslow, Caruso and Corriveau (collectively, the “TradeZero Defendants”), each of whom are part of TradeZero’s management team. The Dune Plaintiffs asserted claims for breach of contract, fraudulent inducement, fraudulent misrepresentation and unjust enrichment against the TradeZero Defendants. On May 3, 2022, after careful consideration and consultation with the Company’s management and outside legal advisors, the Board, who had previously unanimously endorsed and approved of the business combination with TradeZero, announced that it had changed its recommendation to the Company’s stockholders and then unanimously recommended that the Company’s stockholders vote against the business combination with TradeZero. On May 5, 2022, the TradeZero Defendants filed a motion to dismiss the Dune Plaintiffs’ lawsuit; on July 8, 2022, the Company filed an amended complaint; and on July 22, 2022, TradeZero filed a motion to dismiss the amended complaint.

On July 13, 2022, the Company received a notice from TradeZero that purported to terminate the TradeZero Merger Agreement pursuant to Sections 10.01(c) and 10.01(i) thereof (the “Purported Termination Notice”). On July 15, 2022, the Company sent a letter to TradeZero in response to the Purported Termination Notice stating, among other things, that TradeZero is not permitted to terminate the TradeZero Merger Agreement because of TradeZero’s breaches of, and failure to perform under, the TradeZero Merger Agreement.

On December 28, 2022, the Dune Plaintiffs entered into a Settlement Agreement and Release (the “Settlement Agreement”) with the TradeZero Defendants, pursuant to which (i) the Company and TradeZero mutually agreed to terminate the TradeZero Merger Agreement and (ii) the Dune Plaintiffs and the TradeZero Defendants agreed to a mutual release of all claims related to the TradeZero Merger Agreement, the transactions contemplated thereby, and the lawsuit filed by the Dune Plaintiffs against the TradeZero Defendants in the Chancery Court, in each case effective upon receipt in full by the Dune Plaintiffs from the insurers of the TradeZero Defendants of $5,000,000 in settlement consideration within 15 business days of the date of the Settlement Agreement. The Company received its portion of the settlement consideration in the amount of $2.75 million in January 2023.

For additional information regarding the TradeZero Merger Agreement and the Settlement Agreement, see the Company’s Current Reports on Form 8-K filed with the SEC on October 12, 2021, January 26, 2022, July 15, 2022 and December 30, 2022 and the Company’s preliminary proxy statement (as amended), initially filed with the SEC on January 26, 2022.

Liquidity and Capital Resources; Going Concern

As of June 30, 2023, we had approximately $14,000 in our operating bank account and working capital deficit of approximately $773,000 (excluding tax obligations of approximately $178,000 that may be paid using investment income earned from the Trust Account).

Our liquidity needs prior to the consummation of the IPO were satisfied through the payment of $25,000 from the Sponsor to purchase founder shares and loan proceeds from the Sponsor of approximately $31,000 under the promissory note pursuant to which the Sponsor agreed to loan us an aggregate of up to $200,000 to cover expenses related to the IPO (the “Public Offering Note”). We repaid the loan in full on December 22, 2020. Subsequent to the consummation of the IPO, our liquidity has been satisfied through the net proceeds from the consummation of the IPO and the private placement (as defined below) held outside of the Trust Account. In addition, the Company’s portion of the settlement of the lawsuit with the TradeZero Defendants pursuant to the Settlement Agreement in the amount of $2.75 million was received in January 2023, substantially all of which was subsequently used to pay certain accounts payable and expenses of the Company.

In connection with our assessment of going concern considerations in accordance with ASU 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” the Company has until December 22, 2023 to consummate a business combination. It is uncertain that we will be able to consummate a business combination by this time. Management has determined that the liquidity condition, mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. Management intends to complete a business combination prior to the liquidation date. No adjustments have been made to the carrying amounts of assets or liabilities should we be required to liquidate after December 22, 2023. We intend to complete a business combination before the mandatory liquidation date. However, there can be no assurance that we will be able to consummate any business combination by December 22, 2023.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a new 1% U.S. federal excise tax on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations) beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on The Nasdaq Capital Market (“Nasdaq”), we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year.

On December 27, 2022, the U.S. Department of the Treasury and Internal Revenue Service issued Notice 2023-2, which provided clarification on some aspects of the application of the Excise Tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the Excise Tax. Although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of aspects of the Excise Tax (including its application and operation with respect to special purpose acquisition companies) remain unclear and such interim operating rules are subject to change.

Results of Operations

Our entire activity from June 18, 2020 (inception) through June 30, 2023 is related to our formation, the preparation for the IPO, and since the closing of the IPO, the search for a prospective initial business combination. We have neither engaged in any operations nor generated any revenues to date. We will not generate any operating revenues until after completion of our initial business combination. We will generate non-operating income in the form of interest earned on cash equivalents held in the Trust Account. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended June 30, 2023, we had a net loss of approximately $558,000, which consisted of approximately $883,000 in general and administrative expenses, $50,000 in general and administrative expenses — related party, and approximately $50,000 in franchise tax expense, partially offset by approximately $270,000 in non-operating gain from the change in fair value of derivative warrant liabilities, approximately $46,000 of other income from write-off of legal fees, approximately $108,000 in income on investments held in the Trust Account and approximately $2,000 interest income on operating account.

For the three months ended June 30, 2022, we had a net income of approximately $1.6 million, which consisted of approximately $2.3 million in non-operating gain from the change in fair value of derivative warrant liabilities, approximately $288,000 in non-operating gain from the forgiveness of deferred underwriting commissions allocated to warrants and income on investments held in the Trust Account of approximately $166,000, partially offset by approximately $1.0 million in general and administrative expenses, $30,000 in general and administrative expenses – related party, approximately $50,000 in franchise tax expenses and approximately $7,000 in income tax expenses.

For the six months ended June 30, 2023, we had a net income of approximately $650,000, which consisted of approximately $2.1 million of other income from write-off of legal fees, approximately $201,000 in income on investments held in the Trust Account, and approximately $8,000 interest income on operating account, partially offset by approximately $404,000 in non-operating loss from the change in fair value of derivative warrant liabilities, approximately $1.1 million in general and administrative expenses, $80,000 in general and administrative expenses – related party, and approximately $99,000 in franchise tax expense.

For the six months ended June 30, 2022, we had a net income of approximately $4.9 million, which consisted of approximately $5.9 million in non-operating gain from the change in fair value of derivative warrant liabilities, approximately $288,000 in non-operating gain from the forgiveness of deferred underwriting commissions allocated to warrants and income on investments held in the Trust Account of approximately $224,000, partially offset by approximately $1.4 million in general and administrative expenses, $60,000 in general and administrative expenses – related party, approximately $99,000 in franchise tax expenses and approximately $7,000 in income tax expenses.

Related Party Transactions

Founder Shares

On July 10, 2020, the Sponsor purchased 3,737,500 founder shares for an aggregate price of $25,000. On December 17, 2020, pursuant to the amended and restated certificate of incorporation, each founder share outstanding immediately prior to December 17, 2020 was converted into one and two-thirteenths (1 2/13) founder shares, resulting in an aggregate of 4,312,500 founder shares outstanding. The Sponsor and the Company’s officers and directors (the “initial stockholders”) agreed to forfeit up to 562,500 founder shares to the extent that the over-allotment option was not exercised in full by the underwriters, so that the founder shares would represent 20% of our issued and outstanding shares after the IPO. The underwriter exercised its over-allotment option in full on December 22, 2020; thus, these 562,500 founder shares were no longer subject to forfeiture.

Our initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell any of the founder shares until the earlier to occur of (A) one year after the completion of the initial business combination or earlier if, subsequent to the initial business combination, the closing price of Dune Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading-day period commencing at least 150 days after the initial business combination, and (B) the date following the completion of the initial business combination on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their Dune Class A Common Stock for cash, securities or other property. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any founder shares.

Private Placement Warrants

Simultaneously with the closing of the IPO, we consummated the private placement of 4,850,000 private placement warrants at a price of $1.00 per private placement warrant to the Sponsor, generating proceeds of $4,850,000. Each private placement warrant is exercisable for one whole share of Dune Class A Common Stock at a price of $11.50 per share. A portion of the proceeds from the sale of the private placement warrants to the Sponsor was added to the proceeds from the IPO to be held in the Trust Account such that at closing of the IPO, $172,500,000 was placed in the Trust Account.

The private placement warrants (including the shares of common stock issuable upon exercise of the private placement warrants) are not transferable, assignable or salable until 30 days after the completion of the initial business combination and they are non-redeemable and exercisable on a cashless basis so long as they are held by the initial purchasers of the private placement warrants or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers of the private placement warrants or their permitted transferees, the private placement warrants will be redeemable by us and exercisable by such holders on the same basis as the warrants included in the units sold in the IPO. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the IPO and have no net cash settlement provisions.

If we do not complete a business combination by December 22, 2023, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the Sponsor will expire worthless.

Related Party Loans

On June 18, 2020, the Sponsor agreed to loan us an aggregate of up to $200,000 to cover expenses related to the IPO pursuant to the Public Offering Note. This loan was non-interest bearing and payable upon the completion of the IPO. We borrowed approximately $31,000 under the Public Offering Note and fully repaid the Public Offering Note in full on December 22, 2020.

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a business combination, we will repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a business combination or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of June 30, 2023 and December 31, 2022, we had no borrowings under Working Capital Loans.

Promissory Note – Related Party

On June 21, 2023, the Company issued an unsecured promissory note (the “Sponsor Note”) to the Sponsor, which provides for borrowings from time to time of up to an aggregate of $300,000 that may be drawn by the Company and used for working capital purposes and to pay expenses related to the business combination previously announced on May 15, 2023. The Sponsor Note does not bear interest and is payable on the earlier of December 31, 2023 and the completion of the Business Combination. The Sponsor Note is subject to customary events of default, the occurrence of any of which automatically triggers the unpaid principal balance of the Sponsor Note and all other sums payable with regard to the Sponsor Note to become immediately due and payable. As of June 30, 2023, the Company has not borrowed any funds under the Sponsor Note.

Administrative Services Agreement

Commencing on the date that our securities were first listed on Nasdaq until the earlier of our consummation of a business combination or our liquidation, we agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of our management team. For the three and six months ended June 30, 2023, the Company had incurred $30,000 and $60,000 in administrative services expenses under this agreement, respectively. For the three and six months ended June 30, 2022, the Company had incurred $30,000 and $60,000 in administrative services expenses under this agreement, respectively. As of June 30, 2023 and December 31, 2022, the Company had $80,000 and $0 outstanding, respectively, for services in connection with such agreement due to related parties on the accompanying condensed consolidated balance sheets.

The Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to the Sponsor, officers or directors, or any of their affiliates. As of June 30, 2023 and December 31, 2022, there were $1,500 due to a related party.

Sponsor Exchange

On September 20, 2023, Dune and the Sponsor entered into an Exchange Agreement (the “Sponsor Exchange Agreement”). Pursuant to the Sponsor Exchange Agreement, on September 20, 2023, the Sponsor exchanged 4,312,500 shares of Class B common stock, par value $0.0001 per share, of Dune (“Dune Class B Common Stock”), originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock (the “Sponsor Exchange Shares”) on the terms and conditions set forth in the Sponsor Exchange Agreement (the “Sponsor Exchange”). Pursuant to the terms of the Sponsor Exchange Agreement, the Sponsor Exchange Shares are subject to the same restrictions as applied to Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination . The Sponsor (and any permitted transferees of the Sponsor holding any Sponsor Exchange Shares) will not be entitled to receive any distributions (including, without limitation, any liquidating distributions) from Dune’s Trust Account in respect of the Sponsor Exchange Shares. Following the completion of the Sponsor Exchange on September 20, 2023, there were 5,494,554 shares of Dune Class A Common Stock issued and outstanding and no shares of Dune Class B Common Stock issued and outstanding. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. The Sponsor Exchange Agreement contains customary representations and warranties. The Sponsor Exchange Agreement also provides that Dune will register for resale under the Securities Act of 1933, as amended, the Sponsor Exchange Shares issued to the Sponsor in the Sponsor Exchange pursuant to Dune’s registration rights agreement.

Contractual Obligations

Registration Rights

The holders of founder shares, private placement warrants and warrants that may be issued upon conversion of Working Capital Loans, if any (and any underlying securities), are entitled to registration rights pursuant to the Registration Rights Agreement, dated as of December 17, 2020, between Dune and the Sponsor. These holders are entitled to make up to three demands, excluding short form demands, that the Company registers such securities for sale under the Securities Act. In addition, these holders will have “piggyback” registration rights to include their securities in other registration statements filed by us. We will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

Dune paid an underwriting discount of $3,450,000 ($0.20 per unit sold) to the underwriters at the closing of the IPO on December 22, 2020, with an additional fee (the “Deferred Discount”) of $6,037,500 ($0.35 per unit sold) payable upon its completion of an initial business combination.

On June 14, 2022, Dune entered into the Amendment Letter (the “Amendment Letter”) with Cantor Fitzgerald & Co. (“Cantor”) to amend the Underwriting Agreement, dated December 17, 2020 (the “Underwriting Agreement”), by and between the Company and Cantor, as representative of the several underwriters named therein, pursuant to which Cantor agreed to waive in full, on behalf of itself and Needham & Company, LLC (“Needham”), the Deferred Discount (the “Deferred Discount Waiver”). In its role as representative of the several underwriters named in the Underwriting Agreement, Cantor had the authority to bind Needham to such Deferred Discount Waiver, and no separate waiver was negotiated with Needham. Pursuant to the Amendment Letter, the Company agreed to grant Cantor with a right of first refusal to act as the Company’s capital markets advisor with an advisory fee of $3,800,000, subject to the conditions described therein. No similar right of refusal arrangement was requested by, or offered to, Needham.

As a result of the Deferred Discount Waiver, the aggregate amount of transaction fees payable by Dune at the consummation of an initial business combination, including the proposed business combination with Global Hydrogen Energy LLC (“Global Hydrogen”), will be reduced by $6,037,500. The services provided by Cantor and Needham pursuant to the Underwriting Agreement related to the IPO were complete at the time of the Deferred Discount Waiver.

While neither Cantor nor Needham provided any detail as to the reasons for the Deferred Discount Waiver, and Dune did not seek out such reasons or engage in dialogue with Cantor or Needham to that effect, stockholders should be aware that the Deferred Discount Waiver could indicate that Cantor and Needham do not want to be associated with the disclosures in this proxy statement or any underlying business analysis related to the transactions described herein. The Deferred Discount Waiver, including any waiver of fees for services that have already been rendered, is unusual and some investors may find the Business Combination less attractive as a result. However, Dune believes that the Deferred Discount Waiver could be beneficial for its stockholders, as such waived fees would reduce the amount of transaction expenses payable in connection with the consummation of an initial business combination by $6,037,500.

Neither Cantor nor Needham nor any other investment bank has been engaged by Dune in connection with its proposed business combination with Global Hydrogen. Cantor has not exercised its right of first refusal to act as Dune’s capital markets advisor, and no reason was given for such decision.

Critical Accounting Estimates

This management’s discussion and analysis of our financial condition and results of operations is based on our unaudited condensed consolidated financial statements, which have been prepared in accordance with United States generally accepted accounting principles. The preparation of these unaudited condensed consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our unaudited condensed consolidated financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments and accrued expenses. We base our estimates on historical experience, known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We have not identified any critical accounting estimates.

Off-Balance Sheet Arrangement

As of June 30, 2023 and December 31, 2022, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K.

INFORMATION RELATED TO GLOBAL HYDROGEN

For purposes of this section, unless otherwise specifically noted or the context otherwise requires, “Global Hydrogen,” “we,” “us,” “the Company” and “our” refer to Global Hydrogen Energy LLC, prior to the consummation of the Business Combination.

Overview

Global Hydrogen is a nascent pure-play hydrogen and carbon recovery project developer and industrial gas supplier that has commenced initial operations and is building a growing project development pipeline. Since its inception, Global Hydrogen has worked to establish relationships in the form of channel checks with non-exclusive independent equipment suppliers and discussions with vendors, but the Company has not yet generated any revenue or reached final terms with any paying customers or suppliers. As we expand our operations, we intend to offer potential customers reliable, low-carbon and clean hydrogen, pure carbon dioxide, and other gases generated from a variety of feedstocks. We intend for our operations to include (i) the sourcing, identification, evaluation and vetting of offtake customers seeking to purchase industrial gases, (ii) the securing of local feedstocks, equipment, and utilities, (iii) the planning and management of projects and (iv) the structuring and financing of our projects. We intend to offer our customers attractive pricing as we select and secure local, often waste, feedstock, and plan to deploy established industrial gas generation, storage, compression, and dispensing technologies in our projects. On each planned project, we seek to sell multiple gas products, sourced from a single feedstock, for offtake to customers. We also intend to utilize and bring to market secondary offtake products such as oxygen. The Company was founded in 2023 by a team with over a decade of hydrogen experience and several decades of business development, mergers & acquisitions, and capital markets experience. Global Hydrogen is currently a 100% minority-owned business and we are targeting both privately- and publicly-funded hydrogen development and selected carbon recovery projects, including projects supported by local, county, state and national-level governments in North America, Western Europe and Great Britain.

Global Hydrogen has commenced initial operations and is building a growing project development pipeline which includes more than 40 potential projects. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. We have been selected by the Brownsville Navigation District (the “BND”), also known as the Port of Brownsville, Texas, and the largest land-owning public port authority in the U.S., to be a private hydrogen development partner of the BND in its $15.0 million funding application to the U.S. federal government under the U.S. Department of Transportation’s Charging and Fueling Infrastructure (“CFI”) Discretionary Grant Program, which is a program developed to expand alternative fueling infrastructure — including hydrogen infrastructure — across the U.S., and to reduce CO2 emissions from the transportation sector. If the BND is awarded a CFI grant, the funding received by the BND is expected to form part of the financing of a hydrogen generation plant and refueling facility which Global Hydrogen would build, own, and operate for the benefit of the BND, the tenants and customers of the port (including rail, drayage and commercial trucking interests in the area) and the public communities of the South Texas region. Upon successful completion and startup of the plant, Global Hydrogen and the BND would benefit from revenue generated from the sale of gas produced at the plant and dispensed at the co-located refueling station. Global Hydrogen does not expect to achieve any revenue from this project in 2023 or 2024.

To date, we do not have any customers and have not generated any revenue. In 2023 and 2024, Global Hydrogen plans to focus primarily on the sale of systems and equipment and anticipates generating revenue from such sales. Global Hydrogen intends to generate revenue, among other channels, through the purchase of equipment at wholesale prices and the leasing and resale of such equipment to customers along with services such as design, engineering, project management, plant installation, plant startup, and others which are to be provided to customers. In making sales of systems and equipment, Global Hydrogen anticipates that potential customers will retain responsibility for applying for and receiving regulatory approvals, acquiring land for properties, and overseeing the commencement of civil works for hydrogen refueling station construction. Global Hydrogen anticipates generating revenue upon the sale of systems and equipment, including but not limited to alkaline and proton exchange membrane electrolyzers, steam methane reforming plants, carbon recovery plants, hydrogen and natural gas compressors, pumps and storage tanks, heat exchangers, hydrogen dispensing systems, gas analyzers and flow meters, which will be purchased from wholesalers and provided to customers at market prices. The Company also intends to recognize revenue upon certain milestones, including: signing of contracts, purchase of long-term lead time items, testing of plants, notification of readiness to dispatch plants and other possible milestones. Additionally, the Company may also provide engineering, procurement, construction supervision (EPC), design, testing, installation, commissioning, plant startup, plant maintenance and operation, site selection, project economic analysis, and project management services to customers and support customers with supervisory services related to installation, commissioning, startup and operation of production facilities or other services as may be required by a customer’s project. Outside of software licenses, no licensing of intellectual property is expected to be necessary for the sale or use of equipment by customers. In connection with these services, the Company anticipates hiring additional personnel with relevant skills and experiences in order to support customers.

In selecting feedstock to generate industrial gases, we will primarily target renewable waste and will need to seek arrangements with owners of renewable waste feedstock, such as wastewater treatment plants, landfills, food waste processing facilities, and agricultural farms, to access their renewable waste feedstock. In addition to generating industrial gases from renewable waste feedstock, we plan to generate gases from non-renewable sources including pipeline natural gas. We will need to seek arrangements with owners of such non-renewable feedstock. On projects where a non-renewable, or high greenhouse gas output, energy source is used, as well as on selected other projects where such technology is required to produce clean hydrogen, we may deploy carbon recovery technology — more commonly known as carbon capture technology. Renewable waste feedstock has an additional advantage in that its price may be less susceptible to market fluctuations as compared to other feedstocks such as natural gas.

On the hydrogen side, we serve traditional industrial gas customers, and are particularly focused on plans to serve the rapidly growing hydrogen-as-energy-carrier market, comprising heavy duty hauling transportation operators such as transit bus agencies, long haul truck fleet operators, truck leasing operators and refuse collection truck operators, many of whom are considering deploying hydrogen fuel cell powertrain vehicles to decarbonize their fleets which currently runs almost exclusively on diesel. On the carbon dioxide side, we target both traditional industrial users of the gas, including food & beverage grade users such as brewers and beverage bottlers requiring carbonation, as well as emerging users such as the producers of green building materials.

Global Hydrogen intends for its business model to generate revenue from the sale of equipment and systems and, in the long-term, from the sale of industrial gases from its owned plants. While Global Hydrogen does not anticipate earning revenue in connection with its long-term business model in 2023 or 2024, the Company has commenced discussions with potential hydrogen offtake customers about their hydrogen needs in connection to gas sales and Global Hydrogen is exploring potential hydrogen feedstock sources and hydrogen production locations for these owned plants. To generate revenue from the Company’s long-term business model of owning plants and selling hydrogen and other gases, Global Hydrogen will need to identify and contract with offtake customers. To streamline anticipated regulatory approvals for hydrogen production projects, the Company plans to target offtake partners who have already received or are in the process of receiving regulatory approvals for their specific plant sites. Additionally, the Company plans to identify production locations and project types where accelerated regulatory approval is possible. As an example, certain subdivisions of state and local governments have the ability to provide regulatory approvals and permits for projects to proceed, including the ability to issue building permits, fire marshal certifications, and air quality permits. In instances where the offtaker partner does not have a permitted project site, Global Hydrogen anticipates project permit approvals can be received in timeframes ranging from 6 months to several years, depending on the locality and regulatory body. Once permitting is received by the offtake partner or issued by the authority having jurisdiction, it is the belief and expectation of Global Hydrogen’s management that Global Hydrogen will be able to manufacture, commission, and startup our hydrogen plants in 6 to 9 months for Global Hydrogen’s electrolyzer offerings and 12 to 18 months for SMR plants, depending on the size, quantity, and destination of the plant. Global Hydrogen anticipates beginning to execute its long-term business model and generating revenue from such long-term business model in 2025. For owned plants, Global Hydrogen does not anticipate significant exposure to fluctuations in the market for hydrogen due to the planned execution of long-term offtake agreements with its customers.

Our growth strategy is based on developing our ability to place modular generation, recovery, storage and dispensing solutions in closer geographic proximity to our end customers — onsite in many cases — and our ability to produce and sell multiple outputs from a single feedstock input. We hope that these plans, if successfully carried out, will allow us to produce clean hydrogen and carbon dioxide at a net cost significantly below the $16 to $25 per kilogram currently offered at many retail hydrogen fueling stations, and which supports competitive market prices for our end products. Additionally, governments at all levels in North America and Western Europe have and are deploying substantial incentives to mitigate the impact of climate change and to decarbonize their economies. With our focus on proven, low-carbon hydrogen generation and carbon recovery technologies — such as electrolyzers — which produce no carbon dioxide if sourced from renewable energy sources — and steam methane reforming plants with co-located carbon recovery — we believe we are well-placed to benefit as a developer of projects eligible for several of these incentives, such as the hydrogen tax production credits and the investment tax credits made available in the United States through the recently enacted IR Act, which offers up to $3.00 per kilogram in incentive credits for 10 years, for clean hydrogen produced while generating less than 0.45 kilograms of carbon dioxide emission for every 1.0 kilogram of hydrogen produced.

Global Hydrogen was organized as a Delaware limited liability company in February 2023. Global Hydrogen is headquartered in New York, New York and its corporate website is globalhydrogen.co. Global Hydrogen’s website and the information contained on, or that can be accessed through, such website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

Market Opportunity

Hydrogen is the first element in the periodic table, it has the lightest molecular weight and the highest specific heat capacity of any element. Burning hydrogen releases no carbon dioxide, and when used in a hydrogen fuel cell to produce electricity, the outputs are water and heat. These special characteristics, and others, make hydrogen a strong choice for industries with end use applications facing significant weight or heat considerations, such as heavy duty hauling, steel production, certain industrial chemical manufacturing, and aviation and shipping/maritime transport, which otherwise represent difficult-to-decarbonize sectors of the economy. Historically, hydrogen has been produced and used primarily for industrial purposes — notably as a chemical raw material for the production of ammonia and methanol, and in oil refining.

Global demand for pure hydrogen grew at a compound annual growth rate (“CAGR”) of 3.6% from 1975 to 2020, according to the International Energy Agency.

Global Demand for Hydrogen (Millions of Metric Tons)
Millions of Metric Tons H2
250
200
150
100
50
0
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
2025
2030
Other
Grid Injection
Buildings
Synfuels
Ammonia - Fuel
Power
Transport
Refining
Methanol
Iron & Steel
Ammonia - Industry
Industry

•        In the above chart “Industry” relates to hydrogen used for industrial heating and as a feedstock for other industrial processes.

•        The above chart reflects Global Hydrogen’s analysis of International Energy Agency (“IEA”) data.

Methods of Hydrogen Production

According to The Landscape of Clean Hydrogen by Carbon Solutions in association with the Industrial Innovation Initiative, Hydrogen can be produced in a number of ways by applying different forms of energy to a variety of raw materials known as feedstocks. The most mature and economic method of producing hydrogen is via SMR, which is catalytic steam reforming of natural gas. In SMR hydrogen generation, feedstock natural gas methane (CH4) is reacted with steam, and molecular hydrogen (H2) is separated from the carbon (C). Based on Global Hydrogen’s analysis of IEA publications, Global Hydrogen believes that without carbon capture, SMR hydrogen production is considered to be a carbon-intensive method of production, as the separated carbon in the SMR process which reacts with oxygen (O2) is released into the atmosphere at an approximate ratio of 10:1 (10 kilograms of carbon dioxide (CO2) for every 1 kilogram of H2). With carbon capture, hydrogen can be produced via SMR at a ratio below 1:1.

Technology readiness level - low-carbon hydrogen production

11
10
9
8
7
6
5
4
3
2
1
Steam reforming w/ Advanced CCUS
PEM
ALK
Pyrolysis - plasma
SOEC
Partial oxidation
Pyrolysis - catalytic decomposition
Biomass gasification
AEM
ATR
Steam reforming
ATR - GHR
Coal gasification
Underground reforming
Sorption enhanced steam reforming
Pyrolysis - thermal decomposition
Natural hydrogen extraction
Thermochemical water splitting
Chemical looping
Electrolysis
CCUS
Other production
Small prototype
Large prototype
Demonstration
Market uptake
Mature

•        The above chart reflects IEA analysis of the readiness level of certain hydrogen production technologies based upon information sourced from the U.S. Department of Energy. Technologies with higher numbers are more mature technologies, which have been demonstrated and are ready for large scale deployment. It is Global Hydrogen’s opinion that alkaline and proton exchange membrane electrolyzers and steam methane reforming plants with advanced carbon capture, systems and equipment which Global Hydrogen sells, are demonstrated and mature technologies.

•        Notes: AEM = anion exchange membrane; ALK = alkaline; ATR = autothermal reforming; GHR = gas-heated reforming; LOHC = liquid organic hydrogen carrier; PEM = proton exchange membrane; SOEC = solid oxide electrolyzer cell. Source of the chart is IEA data found at https://iea.blob.core.windows.net/assets/787357a0-ce67-4c03-aa99-d4018aa67698/20211124-IEA-EGRD_JBermudez.pdf and Global Hydrogen analysis.

Hydrogen also can be produced electrolytically using an electrolyzer to separate the hydrogen and oxygen molecules in water (H2O). Based on U.S. Department of Energy, National Renewable Energy Lab data, production of hydrogen via electrolysis produces no CO2, but today requires 50 to 55 kilowatt hours of electrical energy to isolate a kilogram of hydrogen, the generation of such electricity may produce greenhouse gases. The price and lifecycle carbon emissions of hydrogen produced via both SMR and electrolysis is highly dependent on the price and emission profile of the inputs. For SMR production methane is the primary cost input, water and electricity are also inputs but generally not major cost drivers, and for electrolyzers electricity and water are the primary cost inputs. Cleaner, low carbon inputs produce lower emission, lower carbon hydrogen. Global Hydrogen intends to use hydrogen generation technologies which are proven, tested, and have been in production for many years, focusing on technologies considered by the IEA to be mature or with high technology readiness levels above 8, a metric used by many U.S. government agencies to assess maturity of evolving technologies, indicating that the technology has been proven to work in its final form and under expected conditions, though we reserve the option to use other technologies depending on customer requirements. Global Hydrogen believes material technological improvements or discoveries are not necessary in order to commercialize the hydrogen and carbon recovery products and gases that we sell. The hydrogen generation and carbon recovery technologies we offer to customers will be purchased from suppliers and vendors and sold to customers or used by us to produce industrial gases which we sell to customers. As such, we do not currently own material intellectual property beyond certain logos and domain names.

New Uses of Hydrogen

While the traditional uses of hydrogen as an industrial chemical are expected to continue, based on its review of U.S. Department of Energy data, Global Hydrogen believes hydrogen, especially low carbon hydrogen, is increasingly being considered for use as an energy carrier. According to publications of the U.S. Department of Energy, National Renewable Energy Lab, including Optimized Hydrogen and Electricity Generation from Wind, and Wind-To-Hydrogen Project: Electrolyzer Capital Cost Study, Global Hydrogen believes that when passed through a hydrogen fuel cell, each kilogram of hydrogen holds 33.3 to 39.4 kilowatt hours of energy, which, when passed through a hydrogen fuel cell reacts the hydrogen fuel with oxygen to produce electricity, along with water and a small amount of heat. Because hydrogen can store significantly more energy by weight or volume than traditional batteries, and fuel cell-powered electric vehicles can be refueled quickly relative to battery recharge times of electrical vehicles, low carbon hydrogen is seen by the Clean Air Task Force and the American Transportation Research Institute as a potential replacement fuel in heavy duty transport sectors, which currently run almost exclusively on diesel.

Regulatory Incentives

With hydrogen acknowledged as high potential replacement fuel to be used in decarbonization efforts and the transition to lower emission heavy duty transport, governments across the globe have implemented various strategies and incentives to encourage the development of hydrogen infrastructure in population centers. Currently hydrogen infrastructure is uncommon outside of existing industrial clusters and is not widely deployed in population centers which are high potential hydrogen-as-energy-carrier markets.

•        The above chart is prepared by the IEA and can be found at https://www.iea.org/data-and-statistics/charts/annual-announcements-of-government-hydrogen-strategies-2018-september-2021.

The IEA has projected demand for pure hydrogen to continue growing at an average CAGR of 4.8% through 2050.

•        The above chart is prepared by the IEA and can be found at https://www.iea.org/data-and-statistics/charts/current-policy-support-for-hydrogen-deployment-2018.

Using IEA data Global Hydrogen projects that within the transportation sub-sector, demand for hydrogen may grow at a higher compounded rate of 14.8% through 2050, driven by government incentives, fleet operator demand for zero emission heavy duty vehicles, and as hydrogen infrastructure is built out and fuel cell powertrain models are introduced to transport fleets. It is Global Hydrogen’s opinion that hydrogen generation plants can remain in operation for 25 years or more if properly maintained. Therefore, hydrogen generation plants completed in 2024 may remain in operation until approximately 2049 or later.

USD billions
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
160
Energy efficiency
Public transport
Clean transport
Low-carbon power
Clean fuels
Innovation and technologies including CCUS
Grids and storage
globalH2
Government clean energy spending
Offshore wind
Solar PV
Nuclear
Onshore wind
Other renewables
Biogas
Biofuels
Hydrogen

IEA. Licence: CC BY 4.0

•        The above chart is prepared by the IEA and can be found at https://www.iea.org/data-and-statistics/charts/global-government-clean-energy-spending-by-sector-and-technology-allocated-up-to-october-2021.

Global Hydrogen’s Growth Strategy

To date, hydrogen has not been widely used as an energy carrier for a number of reasons including:

1.      a dearth of fuel cell vehicles in production,

2.      a lack of economic incentives of fleet operators to decarbonize, and

3.      a lack of available hydrogen infrastructure in populated areas where hydrogen can be most useful in decarbonizing transportation.

Changing market conditions and government policy incentives favoring decarbonization have altered the landscape for fuel cell vehicle production and economic incentives for fleet operators. Global Hydrogen’s growth strategy focuses on the lack of available hydrogen infrastructure in populated areas, and we seek to become the largest provider of clean, low carbon hydrogen in the top 100 US markets by population size.

Global Hydrogen intends to grow through a reliance on our team’s knowledge of the landscape of feedstocks, hydrogen generation, storage, and dispensing technologies, the professional network of our team which provides access to project development deal flow opportunities that may not be available to competitors, and through our ability to offer attractive hydrogen pricing to our clients based on their specific geographic and volumetric requirements and the feedstocks available in their areas.

There are three foundations to our growth strategy:

Production Margin of Safety.    Global Hydrogen strives to offer a competitive cost of hydrogen production by planning to locate and secure the highest quality, lowest cost, reliable local feedstock and the most appropriate technology for each of our development projects.

Generation Technology Agnostic

We plan to deploy a diverse network of equipment and technology suppliers, to produce hydrogen potentially utilizing steam methane reformers, alkaline electrolyzers, and proton exchange membrane (“PEM”) electrolyzers. Both alkaline and PEM electrolyzers use electricity to split water into hydrogen and oxygen gas molecules. However, the different systems use different electrolytes and membranes to separate the cathodes and anodes. PEMs produce hydrogen at a high purity, but are typically used on a smaller scale; alkaline electrolyzers typically produce hydrogen on a large scale but lower purity hydrogen than PEM electrolyzers. National Renewable Energy Laboratory data indicates alkaline electrolyzers can reach >99.3% purity and PEMs can reach >99.9% purity. We plan to evaluate projects requiring hydrogen volumes of 100 normal cubic meters per hour (nm3h), roughly 400 to 500 kilowatts per hour, to 14,000 nm3h. We plan to evaluate the production technology required on a project by project basis, and negotiate with our suppliers to size production capacity and plant, storage, compression, and dispensing equipment and footprint appropriately to meet customer needs.

Feedstock Flexibility

As we are generation technology agnostic, we plan to work with both renewable and non-renewable feedstocks, including but not limited to anaerobic digester gas, landfill gas, pipeline-delivered biomethane, pipeline natural gas, liquid propane gas, and renewable or grid electricity.

Waste-to-Energy Focus

To lower both the carbon intensity and cost of the hydrogen we produce, we target waste feedstock for hydrogen production and existing CO2 emitters for CO2 recovery.

Distribution Diversity.    We plan to sell hydrogen, CO2 and select other gases to industrial and hydrogen-as-an-energy-carrier customers who require high purity, reliable, cost-effective gas in bulk, dewar and cylinder volumes. We also plan to sell hydrogen generation and carbon dioxide recovery plants which are manufactured by our supplier.

Single Input; Multiple Outputs

A key tenant of our growth strategy is to maximize the number of outputs we are able to achieve from a single feedstock input. We plan to evaluate and design projects to match the volumes of gases required by local offtake clients. Once a primary gas offtake and offtaker have been identified, we plan to construct a full offtake plan for the project, taking into account the identified location of gas production, storage and dispensing, local feedstock availability, potential for additional local offtakers of gases we could produce, and the local potential for merchant (spot) gas sales. We believe that all projects which successfully pass our design stage will typically support multiple gas output products.

Offtake/Merchant Mix

Designing projects with multiple outputs enables us to price gas we sell opportunistically, which we believe will enable us to achieve attractive end user pricing for both offtake (long term) and merchant (spot) customers. We believe our projects will typically have a target 70% or better offtake to merchant sales mix, and ideally all hydrogen produced would be sold on long-term contracts, — meaning, to successfully pass our project evaluation process for owned plants, we typically will have in hand, prior to approval of the project, letters of intent or customer commitments to purchase 70% or more of the project’s output. As such, for owned plants, Global Hydrogen does not anticipate significant exposure to fluctuations in the market for hydrogen.

Low Lifecycle Carbon Intensity.    We plan to design our projects so that the hydrogen we produce and CO2 we recover will have as low a lifecycle carbon intensity as practical. We believe that some of our future projects, from feedstocks such as wastewater, will produce hydrogen with neutral or negative carbon intensity.

Lifecycle Carbon Intensity of Hydrogen Production, by Source and Method
KgCO2e/KgH2
40.0
30.0
20.0
10.0
0.0
-10.0
-20.0
-30.0
-40.0
36.0
Electrolyzer H2 Production (Global Grid Electricity)
24.0
Coal Gasification w/ no CCS)
20.0
Electrolyzer H2 Production (Avg US Grid Electricity)
11.4
Avg SMR H2 Production (Pipeline NG w/ no CCS)
4.6
SMR H2 Production with Standard CO2 Capture/Recovery (Pipeline NG)
1.0
Electrolyzer H2 Production (Renewable Solar Electricity, 2030E)
0.8
Est. SMR H2 Production with Advanced CO2 Capture/Recovery (Pipeline NG)
0.6
Electrolyzer H2 Production (Renewable Nuclear Electricity)
0.5
Electrolyzer H2 Production (Renewable Wind Electricity, 2030E)
0.3
Electrolyzer H2 Production (Renewable Hydro Electricity)
0.2
Electrolyzer H2 Production (Nuclear Electricity)
-5.6
Est. SMR H2 Production with Advanced CO2 Capture/Recovery (Digester Gas)
-34.3
Est. SMR H2 Production with Advanced CO2 Capture/Recovery (Wastewater Gas)

•        The above chart reflects analysis by Global Hydrogen based upon IEA, Rocky Mountain Institute, Princeton University, Hydrogen Council and International Council on Clean Transportation data.

Co-Location

Our strategy is to co-locate our hydrogen generation and carbon dioxide recovery plants as close to or even on-site with storage, compression and dispensing/refueling assets so that distribution costs are minimized or eliminated. We intend to select small, modular generation and recovery equipment manufactured by our suppliers for our projects so that we can place our “Gen/Fill” systems close to population centers where low-carbon clean hydrogen fuel and CO2 are most needed, and where CO2 recovery and capture is most beneficial.

Recovery and Reuse

Co-locating our Gen/Fill systems near existing CO2 emitters and population centers has the added advantage of increasing our ability to recover and reuse anthropogenic waste as source feedstock for the generation of the gases we sell.

Suppliers

We source equipment, components, and parts from a global network of specialized industrial suppliers. Suppliers are chosen to meet individual project and customer requirements, and are vetted based on performance, experience, and support. Global Hydrogen’s electrolyzer and SMR equipment suppliers purchase raw materials and build components which are assembled into the hydrogen generation and carbon recovery plants, which we intend to co-locate, integrate, commission and start-up. Therefore, we are exposed, indirectly, to world prices for raw materials such as steel, nickel and other commodities, which are used in the components in our plants. We anticipate that our principal suppliers are equipment manufacturers, compressor manufacturers, and instrument suppliers such as Emerson, PDC Machines, and Unicat Catalysts. Global Hydrogen may use the services of subcontractors to fabricate or manufacture portions or all of the unique and customer-specific hydrogen generation and carbon recovery equipment we sell to customers. Global Hydrogen anticipates initially generating revenue through the sale of customer-specific hydrogen generation and carbon recovery equipment and solutions sold to customers.

Global Hydrogen’s Competitive Strengths

Global Hydrogen believes that other industrial gas suppliers of hydrogen target larger production capacities, which require greater amounts of feedstock, and their production facilities are often located in industrial clusters located far from population centers where gas for hydrogen-as-an-energy-carrier use cases are growing in prevalence. Projects which successfully pass our design stage are designed to exploit this opportunity: our projects will provide on-site or nearby Gen/Fill systems which dramatically reduce or eliminate distribution costs and we are able to use local, often waste, feedstock both to recover and reuse local waste, assist in reducing local CO2 emissions, and produce low carbon hydrogen, CO2, and other gases at economically attractive prices making fuel cell heavy duty transportation competitive with diesel.

Products & Services

Global Hydrogen will primarily sell hydrogen, recovered CO2, and oxygen to offtake and merchant customers requiring gas for industrial and emerging hydrogen-as-an-energy-carrier use cases. We focus our selling efforts in North America, Western Europe and Great Britain, though we may consider opportunities outside of those geographies. We plan to design our projects to meet a wide range of customer requirements, including end use application, volume and type of gas required, location of gas need, redundancy requirements, budget, space available and other considerations. A project could have either hydrogen or CO2 as the primary offtake gas. We also may, selectively sell hydrogen generation, CO2 recovery, or other related equipment such as compressors and dispensers, when requested by our customers and manufactured by our suppliers.

We also plan to offer services related to the sale of our products. Depending on the product sold, these services could include professional services, plant commissioning and startup services, aftermarket spare parts, or plant operation services.

Human Capital Resources

As of September 29, 2023, Global Hydrogen has two full-time employees, our Chief Executive Officer, William Bennett Nance, Jr., and our Chief Operating Officer and Chief Financial Officer, Shachi Shah. Our human capital management objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating future employees.

Competition

We compete with other industrial gas suppliers who sell hydrogen, CO2 and oxygen. We believe Global Hydrogen may be one of the only minority-owned pure play hydrogen and carbon dioxide recovery developers and industrial gas suppliers targeting customers in North America, Western Europe and Great Britain.

Customers

Our target customers are heavy duty fleet operators, owners of anaerobic digesters, landfills, renewable natural gas producers, other industrial gas distributors and traditional industrial chemical users of hydrogen.

Facilities

Our headquarters are located in New York, New York. We believe our current facilities are adequate for our current operating needs.

Legal Proceedings

We do not consider any claims, lawsuits, or proceedings that are currently pending against Global Hydrogen, individually or in the aggregate, to be material to our business or likely to result in a material adverse effect on our future operating results, financial condition, or cash flows. From time to time, we may be subject to various claims, lawsuits, and other legal and administrative proceedings that may arise in the ordinary course of business. Some of these claims, lawsuits, and other proceedings may range in complexity and result in substantial uncertainty; it is possible that they may result in damages, fines, penalties, non-monetary sanctions, or relief.

INFORMATION RELATED TO DUNE

Introduction

We are a blank check company incorporated as a Delaware corporation whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to executing the Purchase Agreement, our efforts were limited to organizational activities, completion of our IPO and the evaluation of possible business combinations.

Initial Public Offering

Dune has neither engaged in any operations nor generated any revenue to date. Based on Dune’s business activities, Dune is a “shell company” as defined under the Exchange Act because it has no operations and nominal assets consisting almost entirely of cash.

On December 22, 2020, we consummated our IPO of 17,250,000 units, including 2,250,000 additional units to cover over-allotments, at $10.00 per unit, generating gross proceeds of $17,250,000, and incurring offering costs of $3,650,000.

Simultaneously with the consummation of the IPO, we consummated the private sale of an aggregate of 4,850,000 private placement warrants, each exercisable to purchase one share of our Class A Common Stock at $11.50 per share, to our Sponsor at a price of $1.00 per warrant, generating gross proceeds, before expenses, of approximately $4,850,000. The private placement warrants are identical to the warrants included in the units sold in the IPO, except that, so long as they are held by their initial purchasers or their permitted transferees, (i) they will not be redeemable by us, (ii) they (including the shares of Dune Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after Dune completes its initial business combination, (iii) they may be exercised by the holders on a cashless basis and (iv) they will be entitled to registration rights.

Upon the closing of the IPO and the private placement warrants, $172,500,000 was placed in a Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except for the withdrawal of interest to pay taxes, if any, the Current Charter provides that none of the funds held in trust will be released from the Trust Account until the earlier of (i) the completion of an initial business combination; (ii) the redemption of any of the public shares properly submitted in connection with a stockholder vote to amend the Current Charter to modify the substance or timing of Dune’s obligation to redeem 100% of the public shares if Dune does not complete an IPO within 18 months from the closing of its IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity or (iii) the redemption of 100% of the public shares if Dune is unable to complete an initial business combination within 18 months from the closing of Dune’s IPO, subject to applicable law. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

The net proceeds deposited into the Trust Account remain on deposit in the Trust Account earning interest. As of June 30, 2023, there was $11,963,187 in investments and cash held in the Trust Account.

Fair Market Value of Global Hydrogen’s Business

Nasdaq rules require that Dune must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding taxes payable on the interest earned on the Trust Account) at the time of our signing a definitive agreement in connection with our initial business combination. Dune will not complete a business combination unless it acquires a controlling interest in a target company or is otherwise not required to register as an investment company under the Investment Company Act. Our Board determined that these tests were met in connection with the proposed Business Combination.

Stockholder Approval of Business Combination

Under the Current Charter, in connection with any proposed business combination, Dune must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to redeem their public shares, subject to the limitations described in the prospectus for Dune’s IPO. Accordingly, in connection with the Business Combination, our stockholders may seek to redeem the public shares that they hold in accordance with the procedures set forth in this proxy statement.

Voting Restrictions in Connection with Stockholder Meeting

In connection with our IPO, our Sponsor, officers and directors entered into a Letter Agreement to vote their shares of Dune Common Stock in favor of the Business Combination Proposal, and we also expect them to vote their shares of Dune Common Stock in favor of all other proposals being presented at the Special Meeting. In addition, in connection with the signing of the Purchase Agreement, our Sponsor entered into the Sponsor Agreement, pursuant to which it agreed to, among other things, vote its shares of Dune Common Stock in favor of the proposals being presented at the Special Meeting. As of the date hereof, our Sponsor owns approximately 78.5% of the total outstanding shares of Dune Common Stock.

At any time prior to the Special Meeting, during a period when they are not then aware of any material non-public information regarding us or our securities, our Sponsor, directors, officers, advisors and/or their affiliates, and Global Hydrogen and/or its affiliates may purchase shares and/or warrants from investors, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Business Combination Proposal. The purpose of these purchases would be to increase the amount of cash available to Dune for use in the Business Combination. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by our Sponsor for nominal value.

Sponsor Exchange

On September 20, 2023, Dune and the Sponsor entered into the Sponsor Exchange Agreement. Pursuant to the Sponsor Exchange Agreement, on September 20, 2023, the Sponsor exchanged 4,312,500 shares of Dune Class B Common Stock, originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock on the terms and conditions set forth in the Sponsor Exchange Agreement. Pursuant to the terms of the Sponsor Exchange Agreement, the Sponsor Exchange Shares are subject to the same restrictions as applied to Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination. The Sponsor (and any permitted transferees of the Sponsor holding any Sponsor Exchange Shares) will not be entitled to receive any distributions (including, without limitation, any liquidating distributions) from Dune’s trust account in respect of the Sponsor Exchange Shares. Following the completion of the Sponsor Exchange on September 20, 2023, there were 5,494,554 shares of Dune Class A Common Stock issued and outstanding and no shares of Dune Class B Common Stock issued and outstanding. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. The Sponsor Exchange Agreement contains customary representations and warranties. The Sponsor Exchange Agreement also provides that Dune will register for resale under the Securities Act of 1933, as amended, the Sponsor Exchange Shares issued to the Sponsor in the Sponsor Exchange pursuant to Dune’s registration rights agreement.

Liquidation if No Business Combination

Dune has until December 22, 2023 to complete an initial business combination. If it is unable to complete its initial business combination by that date (or such later date as its stockholders may approve in accordance with the Current Charter), Dune will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Dune’s remaining stockholders and its board of directors, liquidate and dissolve, subject, in each case, to Dune’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if Dune fails to complete its initial business combination within the Completion Window.

Our Sponsor, directors and members of the management team have entered into the Letter Agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares if we fail to complete its initial business combination within the required time frame. However, if our Sponsor, officers and directors acquire public shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we fail to complete its initial business combination within the Completion Window.

Our Sponsor and our officers and directors have also agreed, pursuant to a written agreement with us, that they will not propose any amendment to the Current Charter to modify the substance or timing of our obligation to redeem 100% of the public shares if we do not complete our initial business combination within the Completion Window or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, unless we provide our public stockholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares.

We expect that all costs and expenses associated with implementing its plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $            of proceeds held outside the Trust Account as of            , although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing the plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay taxes on interest income earned on the Trust Account balance, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If Dune was to expend all of the net proceeds of the IPO, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by stockholders upon its dissolution would be $10.00. The proceeds deposited in the Trust Account could, however, become subject to the claims of its creditors, which would have higher priority than the claims of its public stockholders. Dune cannot assure you that the actual per-share redemption amount received by stockholders will not be less than $10.00. While Dune intends to pay such amounts, if any, it cannot assure you that it will have funds sufficient to pay or provide for all creditors’ claims.

Although Dune will seek to have all vendors, service providers, prospective target businesses and other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of its public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against Dune’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will consider whether competitive alternatives are reasonably available to us and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of the company under the circumstances. Examples of possible instances where Dune may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. As of the date of this proxy statement, Dune is not a party to any agreement that does not contain such a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Dune and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to Dune if and to the extent any claims by a third party for services rendered or products sold to Dune, or a prospective target business with which Dune has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under Dune’s indemnity of the underwriters of its IPO against certain liabilities, including liabilities under the Securities Act. However, Dune has not asked our Sponsor to reserve for such indemnification obligations, nor has Dune independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and Dune believes that our Sponsor’s only assets are Dune’s securities. Therefore, Dune cannot assure you that our Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the Business Combination and redemptions could be reduced to less than $10.00 per public share. In such event, Dune may not be able to complete the Business Combination, and the public stockholders would receive such lesser amount per share in connection with any redemption of their public shares. None of Dune’s officers or directors will indemnify Dune for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, Dune’s independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While Dune currently expects that its independent directors would take legal action on its behalf against our Sponsor to enforce its indemnification obligations to Dune, it is possible that Dune’s independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, Dune cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per share.

We will seek to reduce the possibility that our Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which it does business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Our Sponsor will also not be liable as to any claims under our indemnity of the underwriters of its IPO against certain liabilities, including liabilities under the Securities Act. As of            , we had access to up to approximately $            held outside the Trust Account with which it may pay any such potential claims (including costs and expenses incurred in connection with Dune’s liquidation, currently estimated to be no more than approximately $100,000). In the event that Dune liquidates, and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from the Trust Account could be liable for claims made by creditors.

If Dune files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of Dune’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, Dune cannot assure you it will be able to return $10.00 per share to its public stockholders. Additionally, if Dune files a bankruptcy petition or an involuntary bankruptcy petition is filed against Dune that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Dune’s stockholders. Furthermore, our Board may be viewed as having breached its fiduciary duty to Dune’s creditors and/or may have acted in bad faith, and thereby exposing itself and the company to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. Dune cannot assure you that claims will not be brought against it for these reasons.

The public stockholders will be entitled to receive funds from the Trust Account only (i) in the event of the redemption of the public shares if Dune does not complete its initial business combination within the Completion Window, (ii) in connection with a stockholder vote to amend the Current Charter to modify the substance or timing of Dune’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within the Completion Window or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity or (iii) if they redeem their respective shares for cash upon the completion of Dune’s initial business combination. In no other circumstances will a stockholder have any right or interest of any kind to or in the Trust Account. In the event Dune seeks stockholder approval in connection with an initial business combination, a stockholder’s voting in connection with the Business Combination alone will not result in a stockholder’s redeeming its shares to Dune for an applicable pro rata share of the Trust Account. Such stockholder must have also exercised its redemption rights described above. These provisions of the Current Charter, like all provisions of the Current Charter, may be amended with a stockholder vote.

Properties

Dune’s utilizes executive offices at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401 from our Sponsor and the members of our management team. We have agreed to pay our Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. Upon completion of our initial business combination or liquidation, we will cease paying these monthly fees. Dune considers its current office space adequate for its current operations.

Employees

Dune currently has two executive officers. These individuals are not obligated to devote any specific number of hours to Dune’s matters but they intend to devote as much of their time as they deem necessary to Dune’s affairs until it has completed an initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for an initial business combination and the stage of the Business Combination process it is in. Dune does not intend to have any full time employees prior to the completion of its initial business combination.

Directors and Executive Officers

Our executive officers and directors are as follows:

Name	Age	Position
Carter Glatt	30	Chief Executive Officer and Director
Michael Castaldy	44	Chief Financial Officer and Director
William Bennett Nance, Jr.	46	Director
Jeron Smith	37	Director
Cecil White III	30	Director

Carter Glatt has been our Chief Executive Officer and Director since June 2020. He most recently from 2018 to 2020 served as the Head of Corporate Development and Senior Vice President of GTY Technology Holdings Inc., or GTY (Nasdaq: GTYH), a SaaS company that offers a cloud-based suite of solutions for the public sector which was formerly a SPAC founded by the former chairmen of EMC Corporation, VMware, Inc. and Accenture PLC. In such role, Mr. Glatt oversaw or was directly involved in all M&A, joint venture, capital raising, investor relations and strategic alternatives efforts for GTY. Mr. Glatt also previously served as Chief Investment Officer and Managing Partner of delta2 Capital, a SPAC-focused investment fund. Mr. Glatt’s SPAC expertise and operational leadership is complemented by his background in investment banking. He began his career at Barclays (NYSE: BCS) covering the financial technology, consumer retail and healthcare industries before becoming a private equity investor. Mr. Glatt holds a BA with Honors from Dartmouth College. Mr. Glatt’s qualifications to serve on our board of directors include his expertise in SPACs, deal sourcing, M&A structuring, and capital raising.

Michael Castaldy has been our Chief Financial Officer and Director since June 2020. He has over twenty-five years of experience as a portfolio manager and currently serves as the Co-Founder and Managing Partner of Diverse Partners, LP, a multi-strategy hedge fund, founded in 2014, that engages in a broad array of investment activities, including SPAC investing, private transactions and quantitative volatility trading. Through Diverse Partners, LP, Mr. Castaldy structured numerous SPAC IPOs and business combinations as well as led venture rounds for SaaS and health technology companies until 2019. Mr. Castaldy also previously served as Chief Executive Officer and Managing Partner of delta2 Capital, a SPAC-focused investment fund. Prior to co-founding Diverse Partners, LP, Mr. Castaldy was a proprietary trader at ECHOtrade, LLC for six years, trading U.S. equities and options. Prior to his time at ECHOtrade, LLC, Mr. Castaldy was the Senior Market Strategist at CAM Asset Management, LLC for five years. From 2019 to 2020, Mr. Castaldy also served as the Chief Financial Officer of Curant, a software startup that has built a mobile platform to enhance service, payment, and promotions across various sectors. Mr. Castaldy attended the United States Military Academy at West Point, Hofstra University, and Quantic School of Business and Technology. He has post-graduate certificates in data science and machine learning. Mr. Castaldy’s qualifications to serve on our board of directors include his investment, capital markets and management expertise.

William Bennett Nance, Jr. has served on our board of directors since December 2020. Mr. Nance currently serves as Founder and Chief Executive Officer of Global Hydrogen Energy LLC, a hydrogen and carbon recovery project developer and industrial gas supplier. Before that, Mr. Nance served as the Chief Financial Officer as well as Senior Vice President of Business Development at U.S. Real Estate Market Holdings, Inc., a capital markets technology firm, from 2019 to 2022. From 2012 to 2019, Mr. Nance was a vice president at First Data Corporation (acquired by Fiserv, Inc. (Nasdaq: FISV)), where he was a senior member within the business development organization and, from 2016, led the group responsible for the firm’s venture capital investments and served on several private company boards. Before that, Mr. Nance held senior-level finance, business development, analytics, and general management roles at Patch Media Corporation (acquired by AOL, Inc.). Earlier in his career, Mr. Nance was an associate in the investment banking division at Lehman Brothers and prior to that, he helped establish the New York office of Mainspring, Inc. (acquired by International Business Machines Corporation (NYSE: IBM)). He began his career as a business analyst at Deloitte Consulting, the management consulting division of Deloitte Touche Tohmatsu Limited. Mr. Nance holds an A.B. degree in History from Princeton University and an M.B.A. from the Harvard Business School. Mr. Nance’s qualifications to serve on our board of directors include his investment, venture capital, financial and business strategy expertise.

Jeron Smith has served on our board of directors since December 2020. Mr. Smith founded Unanimous Media with business partner Stephen Curry of the Golden State Warriors. Unanimous Media develops and produces television, film and digital content. Unanimous Media launched in April 2018 in partnership with Sony Pictures Entertainment across its film, television, and worldwide partnerships operations. In 2021, Mr. Smith partnered with Michael Jordan and his son, Jeffrey Michael Jordan, to found Heir Inc., an entertainment and tech venture geared towards athletes. In conjunction with Sony Pictures Entertainment, Mr. Smith is also a founder of The Incubation Lab, a culture-forward media incubator. Mr. Smith is a seasoned leader in brand management, helping spearhead the launch of Stephen Curry 30 Inc., as Chief Marketing Officer, and overseeing Mr. Curry’s holistic brand strategy and partnership portfolio. In his role at Stephen Curry 30 Inc., Mr. Smith developed an industry-leading benchmark formula for player marketing and engineered various prominent partnership deals. Prior to teaming up with Mr. Curry, Mr. Smith worked at the White House Office of Digital Strategy under President Barack Obama, where he developed and implemented a comprehensive digital strategy for the Executive Office of the President including digital content, media partners, whitehouse.gov, as well as @whitehouse and @POTUS social media channels for specific policy initiatives. Before joining the White House, Mr. Smith served as a Brand Marketing Strategic Lead across several categories and territories at Nike Inc. While there, Mr. Smith leveraged the integrated marketing mix to launch and lead disruptive marketing campaigns. In 2015, Mr. Smith was recognized on Forbes’ 30 under 30 list for Marketing and Advertising and the Ad Age 40 Under 40 list, and his expertise in digital marketing is highlighted through his published research in the International Journal of Mobile Marketing. Mr. Smith holds a B.A. in Business Administration from Howard University, and Master’s degrees from Georgetown University and Columbia University. Mr. Smith’s qualifications to serve on our board of directors include his deal structuring, operational and marketing expertise.

Cecil White III has served on our board of directors since February 2023. Mr. White is an Agent at William Morris Endeavor (WME) focused on business development for talent and properties. At WME, Mr. White has steered over 150 brand endorsements, equity-based partnerships, and sponsorships with some of the world’s fastest-growing companies, such as Tonal, Away Luggage, Talkspace, BodyArmor, Zeel, Asutra, HyperIce, Adidas, Jordan Brand, Gatorade, Beats by Dre, Lemon Perfect, Mercedes Benz, and others. In 2020, he co-founded The InvescoQQQ Legacy Classic, a new property headlined by a nationally-televised collegiate basketball showcase focused on spotlighting HBCU life & culture; the event is co-owned by Endeavor, Michael B. Jordan, Harris Blitzer Sports & Entertainment, and Horizon Media. Mr. White began his career as an Investment Banker at Barclays (NYSE: BCS) covering the consumer retail and healthcare industries. He was an Echols Scholar at the University of Virginia, where he received his Bachelor of Science in Commerce with concentrations in Finance, Management, and Business Analytics and a minor in African American studies. Cecil was listed on Forbes 30 Under 30 (2020) and Sports Business Journal’s New Voices Under 30 (2020). Mr. White’s qualifications to serve on our board of directors include his business development, financial and investment banking expertise.

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members and is divided into three classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Smith, expired at our first annual meeting of stockholders, which was held on June 29, 2023, and at which Mr. Smith was re-elected to the board of directors to serve until the 2026 annual meeting of stockholders or until his successor is elected and qualified, subject to his earlier death, resignation or removal. The term of office of the second class of directors, consisting of Mr. Nance and Mr. White, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Glatt and Mr. Castaldy, will expire at the third annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated certificate of incorporation, as amended.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Mr. Nance, Mr. Smith and Mr. White serve as members of our audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent, subject to the exception described below. Mr. Nance, Mr. Smith and Mr. White are independent.

Mr. Nance serves as the chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Nance qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our consolidated financial statements or accounting policies;

•        monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

•        reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee

We have established a compensation committee of our board of directors. The members of our compensation committee are Mr. Smith and Mr. White, and Mr. Smith serves as chairman of the compensation committee. We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other Section 16 executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or the Nasdaq rules. In accordance with Rule 5605(e)(2) of Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our board of directors. Our board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors participating in the consideration and recommendation of director nominees are Mr. Nance, Mr. Smith and Mr. White. In accordance with Rule 5605(e)(1)(A) of Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (“Code of Ethics”) that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form of Code of Ethics, our form of audit committee charter and our form of compensation committee charter as exhibits to our registration statement in connection with our IPO. Additionally, we previously filed copies of our audit committee charter and our compensation committee charter as appendices to our definitive proxy statement for our 2023 annual meeting of stockholders filed with the SEC on June 16, 2023. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401 or by telephone number is 1 (917) 742-1904.

Conflicts of Interest

Members of our management team do not have any obligation to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member solely in his or her capacity as a director or officer of the company. Our amended and restated certificate of incorporation, as amended, provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Our officers and directors have agreed not to participate in the formation of, or become an officer or director of any other special purpose acquisition company with a class of securities registered under the Exchange Act, until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination by December 22, 2023. Potential investors should also be aware of the following other potential conflicts of interest:

•        None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•        Each of our officers and directors has fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. The Current Charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating any legal obligation.

•        Our initial stockholders have agreed to waive their redemption rights with respect to any founder shares and the shares of Class A Common Stock underlying the private placement warrants (the “private placement warrant shares”) and any public shares held by them in connection with the consummation of our initial business combination. Additionally, our initial stockholders have agreed to waive their redemption rights with respect to any founder shares or private placement warrant shares held by them if we fail to consummate our initial business combination by December 22, 2023. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants held in the trust account will be used to fund the redemption of our public shares, and the private placement warrants (and the underlying securities) will expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable by the Sponsor until the earlier of: (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading-day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. With certain limited exceptions, the private placement warrants and private placement warrant shares, will not be transferable, assignable or saleable by the Sponsor or its permitted transferees until 30 days after the completion of our initial business combination. Since the Sponsor and officers and directors may directly or indirectly own public shares and warrants following our IPO, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

•        The Sponsor, our officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from the Sponsor or an affiliate of the Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such working capital loans may be convertible into private placement-equivalent units at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to our company and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our amended and restated certificate of incorporation, as amended, provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
Carter Glatt	None	None	None

Michael Castaldy	Diverse Partners	Multi-Strategy Investment Fund	Co-Founder and Managing Partner

William Bennett Nance, Jr.	Global Hydrogen Energy LLC	Hydrogen and Carbon Recovery Project Development	Founder and Chief Executive Officer

Jeron Smith	Heir Inc.	Entertainment, Media and Digital Content	Co-Founder
	The Incubation Lab	Entertainment, Media and Digital Content	Founder
	Unanimous Media	Entertainment, Media and Digital Content	Co-Founder and Chief Executive Officer

Cecil White III	William Morris Endeavor (WME)	Entertainment Talent Agency	Agent and Executive

Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with the Sponsor, our officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, pursuant to the letter agreement, the Sponsor, our officers and directors have agreed to vote any founder shares or private placement warrant shares held by them and any public shares they hold (including in open market and privately negotiated transactions) in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation, as amended, provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation, as amended, provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation, as amended. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against Dune or any members of its management team in their capacity as such, and Dune and the members of its management team have not been subject to any such proceeding in the 12 months preceding the date of this proxy statement.

Periodic Reporting and Audited Financial Statements

Dune has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Exchange Act, Dune’s annual reports contain consolidated financial statements audited and reported on by Dune’s independent registered public accounting firm.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to us regarding the beneficial ownership of our common stock before the Business Combination and, immediately following consummation of the Business Combination, ownership of shares of New Global Common Stock assuming that no public shares are redeemed, and alternatively that the maximum number of our public shares are redeemed, by:

•        each person known by us to be or expected to be, the beneficial owner of more than 5% of our outstanding common stock;

•        each of our executive officers and directors;

•        each person who will become an executive officer or director of New Global; and

•        all our executive officers and directors as a group before the Business Combination and all executive officers and directors of New Global following the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock pre-Business Combination is based on 5,494,554 shares of Dune Common Stock (including 1,182,054 public shares and 4,312,500 founder shares) issued and outstanding as of June 30, 2023.

The expected beneficial ownership of New Global Common Stock after the Business Combination, assuming none of our public shares are redeemed, has been determined based on the following: (i) none of our stockholders exercise their redemption rights to receive cash from the Trust Account in exchange for their shares of Dune Class A Common Stock and we have not issued any additional shares of our Class A Common Stock; (ii) 4,800,000 shares of New Global Common Stock have been issued pursuant to the Purchase Agreement, (iii) no warrants have been exercised by any warrant holder, and (iv) there will be an aggregate of 10,294,554 shares of New Global Common Stock (including shares issued upon conversion of the founder shares) issued and outstanding at the Closing.

The expected beneficial ownership of New Global Common Stock after the Business Combination, assuming that the maximum number of public shares are redeemed has been determined based on the following: (i) holders of 1,182,054 public shares have exercised their redemption rights to receive cash from the Trust Account in exchange for their shares of Dune Class A Common Stock and we have not issued any additional shares of our Class A Common Stock; (ii) 4,800,000 shares of New Global Common Stock have been issued pursuant to the Purchase Agreement, (iii) no warrants have been exercised by any warrant holder, and (iv) there will be an aggregate of 9,112,500 shares of New Global Common Stock (including shares issued upon conversion of the founder shares) issued and outstanding at the Closing. The expected beneficial ownership percentages set forth below do not take into account warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter (commencing upon the later to occur of 12 months from the closing of the IPO and 30 days after the Closing), but do take into account the founder shares.

If the actual facts are different than the assumptions set forth above, the share numbers and ownership percentages set forth above and below will be different.

						After the Business Combination
	Before the Business Combination					Assuming No Redemption		Assuming 25% Redemption		Assuming 50% Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of shares of Dune Class A Common Stock	%	Number of shares of Dune Class B Common Stock	%	% of Total Voting Power	Number of shares of New Global Common Stock	%	Number of shares of New Global Common Stock	%	Number of shares of New Global Common Stock	%	Number of shares of New Global Common Stock	%
Directors and Executive Officers of Dune Before Consummation of the Business Combination
Carter Glatt(2)	4,312,500	78.5%	—	—%	78.5%	4,312,500	41.9%	4,312,500	43.1%	4,312,500	44.4%	4,312,500	47.3%
Michael Castaldy(3)	—	—%	—	—%	—%	—	—%	—	—%	—	—%	—	—%
William Bennett Nance, Jr.(3)	—	—%	—	—%	—%	3,840,000	37.3%	3,840,000	38.4%	3,840,000	39.6%	3,840,000	42.1%
Jeron Smith(3)	—	—%	—	—%	—%	—	—%	—	—%	—	—%	—	—%
Cecil White III(3)	—	—%	—	—%	—%	—	—%	—	—%	—	—%	—	—%

All Directors and Executive Officers of Dune as a Group Before Consummation of the Business Combination (5 Individuals)	4,312,500	78.5%	—	—%	78.5%	8,152,500	79.2%	8,152,500	81.5%	8,152,500	84.0%	8,152,500	89.5%
Holders of more than 5% of Dune’s outstanding shares of Common Stock Before Consummation of the Business Combination
Dune Acquisition Holdings LLC(2)	4,312,500	78.5%	—	—%	78.5%	4,312,500	41.9%	4,312,500	43.1%	4,312,500	44.4%	4,312,500	47.3%
Funicular Funds(4)	97,652	1.8%	—	—%	1.8%	97,652	*%	97,652	*%	97,652	1.0%	—	—%
Macquarie(5)	90,000	1.6%	—	—%	1.6%	90,000	*%	90,000	*%	90,000	*%	—	—%
Barclays(6)	72,163	1.3%	—	—%	1.3%	72,163	*%	72,163	*%	72,163	*%	—	—%
Nomura(7)	67,000	1.2%	—	—%	1.2%	67,000	*%	67,000	*%	67,000	*%	—	—%
Directors and Executive Officers of New Global After Consummation of the Business Combination
Carter Glatt(2)	4,312,500	78.5%	—	—%	78.5%	4,312,500	41.9%	4,312,500	43.1%	4,312,500	44.4%	4,312,500	47.3%
Michael Castaldy(3)	—	—%	—	—%	—%	—	—%	—	—%	—	—%	—	—%
William Bennett Nance, Jr.(3)	—	—%	—	—%	—%	3,840,000	37.3%	3,840,000	38.4%	3,840,000	39.6%	3,840,000	42.1%
Jeron Smith(3)	—	—%	—	—%	—%	—	—%	—	—%	—	—%	—	—%
Ben Coates(8)	—	—%	—	—%	—%	—	—%	—	—%	—	—%	—	—%
Shachi Shah(9)	—	—%	—	—%	—%	—	—%	—	—%	—	—%	—	—%
All Directors and Executive Officers of New Global as a Group After Consummation of the Business Combination (6 Individuals)	4,312,500	78.5%	—	—%	78.5%	8,152,500	79.2%	8,152,500	81.5%	8,152,500	84.0%	8,152,500	89.5%
Holders of more than 5% of New Global’s outstanding shares of common stock After Consummation of the Business Combination
Dune Acquisition Holdings LLC(2)	4,312,500	78.5%	—	—%	78.5%	4,312,500	41.9%	4,312,500	43.1%	4,312,500	44.4%	4,312,500	47.3%
William Bennett Nance, Jr.(3)	—	—%	—	—%	—%	3,840,000	37.3%	3,840,000	38.4%	3,840,000	39.6%	3,840,000	42.1%
Sergio Martinez(10)	—	—%	—	—%	—%	480,000	4.7%	480,000	4.8%	480,000	4.9%	480,000	5.3%
Barbara Guay Martinez(11)	—	—%	—	—%	—%	480,000	4.7%	480,000	4.8%	480,000	4.9%	480,000	5.3%

____________

*        Denotes less than 1%

(1)      Unless otherwise noted, the business address of each of these stockholders is c/o Dune Acquisition Corporation, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401.

(2)      Dune Acquisition Holdings LLC is the record holder of the shares reported herein. Each of our current officers and directors (without giving effect to the consummation of the Business Combination) are among the members of Dune Acquisition Holdings LLC and Mr. Glatt is the manager of Dune Acquisition Holdings LLC. Mr. Glatt has voting and investment discretion with respect to the common stock held of record by Dune Acquisition Holdings LLC. Each of our current officers and directors (without giving effect to the consummation of the Business Combination) other than Mr. Glatt disclaims any beneficial ownership of any shares held by Dune Acquisition Holdings LLC.

(3)      Does not include any shares held by Dune Acquisition Holdings LLC. This individual is a member of Dune Acquisition Holdings LLC, as described in footnote (2), but does not have voting or dispositive control over the shares held by Dune Acquisition Holdings LLC.

(4)      According to a Schedule 13D filed with the SEC on August 25, 2023 by Funicular Funds, LP with respect Funicular Funds, LP, Cable Car Capital LLC and Jacob Ma-Weaver, each a reporting person (collectively, “Funicular Funds”). As of the close of business on August 23, 2023, Funicular Funds, LP beneficially owned 97,652 shares of the Company’s Class A common stock. Cable Car Capital LLC, as the general partner of Funicular Funds, LP may be deemed the beneficial owner of the 97,652 shares of the Company’s Class A common stock owned by Funicular Funds, LP. Mr. Ma-Weaver, as the managing member of Cable Car Capital LLC, may be deemed the beneficial owner of the 97,652 shares of the Company’s Class A common stock owned by Funicular Funds, LP. Funicular Funds has sole voting and dispositive power over the shares of the Company’s Class A common stock reported in the filing. The principal business address for Funicular Funds is 601 California Street, Suite 1151, San Francisco, California 94108.

(5)      According to a Schedule 13G filed with the SEC on April 24, 2023 on behalf of Macquarie Group Limited, Macquarie Bank Limited and Macquarie Bank Limited (London Branch) (collectively, “Macquarie”). Macquarie may be deemed to beneficially own 90,000 shares of the Company’s Class A common stock due to Macquarie Group Limited’s ownership of Macquarie Bank Limited and Macquarie Bank Limited (London Branch) and Macquarie Bank Limited’s ownership of Macquarie Bank Limited (London Branch) (which has sole voting and dispositive power of 90,000 shares). The principal business address of Macquarie Group Limited and Macquarie Bank Limited is 50 Martin Place Sydney, New South Wales, Australia. The principal business address of Macquarie Bank Limited (London Branch) is Ropemaker Place 28 Ropemaker Street, London, EC2Y 9HD.

(6)      According to a Schedule 13G filed with the SEC on January 27, 2023 on behalf of Barclays PLC and Barclays Bank PLC (together with Barclays PLC, “Barclays”). The securities being reported on by Barclays PLC, consisting of 72,163 shares of the Company’s Class A common stock, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-U.S. banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. Each of Barclays PLC and Barclays Bank PLC is listed as having sole voting and dispositive power of the referenced shares. The business address of each reporting person is 1 Churchill Place, London, E14 5HP, England.

(7)      According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Nomura Holdings, Inc. (“Nomura Holdings”) and its wholly-owned subsidiary Nomura Global Financial Products, Inc. (“Nomura Global” and, together with Nomura Holdings, “Nomura”). Nomura may be deemed to beneficially own 67,000 shares of the Company’s Class A common stock (shared voting and dispositive power). Nomura Holdings’ shared voting and dispositive power represents 67,000 shares beneficially owned by Nomura Global. Nomura Global is a wholly owned subsidiary of Nomura Holdings, which accordingly may be deemed to beneficially own the shares beneficially owned by Nomura Global. The business address of Nomura Holdings is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan and the business address of Nomura Global is 309 West 49th Street, New York, NY 10019.

(8)      The business address for Ben Coates is 13 Cadogan Square, London SW1X 0HT, United Kingdom.

(9)      The business address for Shachi Shah is 99 Wall Street, Suite 436, New York, NY 10005.

(10)    The business address for Sergio Martinez is 99 Wall Street, Suite 436, New York, NY 10005.

(11)    The business address for Barbara Guay Martinez is 99 Wall Street, Suite 436, New York, NY 10005.

EXECUTIVE COMPENSATION

Dune

None of our executive officers or directors have received any compensation for services rendered to us. Our Sponsor and our executive officers, directors or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, executive officers, directors and our or their affiliates. We note that William Nance has economic interests in our Sponsor. For more information about the interests of our Sponsor in the Business Combination, see “The Business Combination Proposal — Interests of Dune’s Sponsor, Directors and Officers in the Business Combination.”

After the completion of the Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the post-combination company. For a discussion of our executive compensation arrangements after the Closing, please see the section entitled “New Global Management After the Business Combination.”

Global Hydrogen

Throughout this section, unless otherwise noted, references to “we,” “us,” “our,” “Global Hydrogen,” the “Company” and similar terms refer to Global Hydrogen Energy LLC prior to the consummation of the Business Combination, and to Global Gas Corporation and its subsidiaries after the Business Combination.

Upon the consummation of the Business Combination, New Global will be considered an emerging growth company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, New Global will be required to provide tabular disclosure of summary compensation and outstanding equity awards at fiscal year end, as well as limited narrative disclosures. In general, this disclosure will be required for each individual who served as principal executive officer during the year and the company’s two most highly compensated executive officers other than the principal executive officer whose total compensation for the applicable year exceeded $100,000 and who were serving as executive officers as of the applicable year end. For 2022, we did not have any executive officers.

Employment Agreement with Mr. Nance

Global Hydrogen has entered into an employment agreement with Mr. Nance (the “Nance Employment Agreement”) that will become effective concurrently with the Closing. Under the terms of the Nance Employment Agreement, Mr. Nance will hold the position of Chief Executive Officer and will receive a base salary of $200,000 annually. In addition to the base salary, beginning in 2024, Mr. Nance will be eligible to earn a bonus of up to $100,000, with any payout subject to the achievement of performance goals established by our board of directors and the terms included in the Nance Employment Agreement. While employed pursuant to the Nance Employment Agreement, Mr. Nance will be eligible to receive awards pursuant to the Global Gas Corporation 2023 Long Term Incentive Plan. Beginning in 2024, Mr. Nance will be eligible to receive awards with respect to up to 20,000 shares based upon the achievement of performance goals established by our board of directors and the terms included in the Nance Employment Agreement.

The Nance Employment Agreement will continue until December 31, 2026, unless terminated or not renewed. The Nance Employment Agreement includes an automatic renewable mechanism for additional 12-month terms unless either party provides written notice of non-renewal.

Global Hydrogen may terminate Mr. Nance’s employment with or without Cause (as that term is defined in the Nance Employment Agreement). Upon termination of Mr. Nance’s employment without Cause, his resignation for Good Reason (as that term is defined in the Nance Employment Agreement), or due to the Company’s issuance of a notice of non-renewal, Mr. Nance will receive severance pursuant to the Nance Employment Agreement as follows: (i) if the termination occurs outside of the period beginning on the date that is three months before a change in control and ending on the date that is 12 months after a Change in Control (as that term is defined in the Nance Employment Agreement) (the “Change in Control Period”), Mr. Nance will receive an amount equal to his base salary in effect on the date of termination, payable over 12 months on the Company’s regular pay dates for executive employees, or (ii) if the date of termination occurs during the Change in Control Period, Mr. Nance will receive two and one half times his base salary in effect on the date of termination payable over 30 months on the Company’s regular pay dates for executive employees. In addition the Company will pay (a) Mr. Nance’s earned but unpaid base salary through date of termination, (b) payment for accrued but unused vacation time existing on date of termination, (c) earned but unpaid annual bonus payable to Mr. Nance for the years preceding the year in which the date of termination occurs, if any, and (d) any vested amount due to Mr. Nance under any applicable plan, program or policy ((a), (b), (c) and (d) together the “Accrued Obligations”). Additionally, any unvested equity-based awards subject to time-base vesting granted under the Equity Plan (as defined in the Nance Employment Agreement) as of immediately prior to the date of termination will immediately vest in full, subject to Mr. Nance’s execution and non-revocation of a release (the “Accelerated Vesting”).

If the employment agreement is terminated by the Company for Cause or if Mr. Nance resigns without Good Reason, the Company will pay Mr. Nance the Accrued Obligations.

Under the Nance Employment Agreement, among other restrictions, Mr. Nance will not disclose Confidential Information (as defined in the Nance Employment Agreement) except to the benefit of the Company Group (as defined in the Nance Employment Agreement) and will devote his full business time and best efforts to the performance of his duties as Chief Executive Officer. The Nance Employment Agreement also contains a perpetual mutual non-disparagement covenant, non-competition and non-appropriation covenants that continue for 12 months following the termination of Mr. Nance’s employment and non-solicitation covenants that continue for 18 months following his termination.

Further, if Mr. Nance’s employment is terminated by the Company without Cause, by Mr. Nance for Good Reason, due to the Company’s issuance of a notice of non-renewal or in the event of Mr. Nance’s death or disability, Mr. Nance would receive COBRA benefits which would allow Mr. Nance (or his eligible dependents, in the event of his death) to elect to continue to participate in a Company group health plan and receive reimbursement of such expenses resulting in expense similar to similarly situated employed executives in the Company. In addition, in the event of Mr. Nance’s death or disability, he would also be entitled to receive the Accrued Obligations and the Accelerated Vesting.

The Nance Employment Agreement does not contain a tax gross-up provisions with respect to excise taxes under Sections 280G and 4999 of the Code. The Nance Employment Agreement contain a “best net benefit” provision which provides that the Company’s payments to Mr. Nance can be reduced to the extent that no portion of the reduced payments will be subject to such excise tax, but only if Mr. Nance’s net after-tax benefit is greater than his net after-tax benefit would have been if such reduction were not made and Mr. Nance paid the applicable excise tax.

NEW GLOBAL MANAGEMENT AFTER THE BUSINESS COMBINATION

Board of Directors and Management

The following is a list of the persons who are anticipated to be Global Gas Corporation’s directors and executive officers following the Business Combination and their ages and anticipated positions following the Business Combination.

Name	Age	Position
William Bennett Nance, Jr.	46	Chief Executive Officer and Director — Class I
Carter Glatt	30	Chairman and Director — Class III
Jeron Smith	37	Director — Class III
Michael Castaldy	44	Director — Class II
Ben Coates	52	Director — Class II
Shachi Shah	55	Chief Operating Officer and Chief Financial Officer

Directors

William Bennett Nance, Jr.    Upon the consummation of the Business Combination, William Bennett Nance, Jr. will serve as Chief Executive Officer and a Class I Director. Mr. Nance currently serves as Founder and Chief Executive Officer of Global Hydrogen Energy LLC, a hydrogen and carbon recovery project developer and industrial gas supplier. Mr. Nance has also served on Dune’s board of directors since December 2020. Before that, Mr. Nance served as the Chief Financial Officer as well as Senior Vice President of Business Development at U.S. Real Estate Market Holdings, Inc., a capital markets technology firm, from 2019 to 2022. From 2012 to 2019, Mr. Nance was a vice president at First Data Corporation (acquired by Fiserv, Inc. (Nasdaq: FISV)), where he was a senior member within the business development organization and, from 2016, led the group responsible for the firm’s venture capital investments and served on several private company boards. Before that, Mr. Nance held senior-level finance, business development, analytics, and general management roles at Patch Media Corporation (acquired by AOL, Inc.). Earlier in his career, Mr. Nance was an associate in the investment banking division at Lehman Brothers and prior to that, he helped establish the New York office of Mainspring, Inc. (acquired by International Business Machines Corporation (NYSE: IBM)). He began his career as a business analyst at Deloitte Consulting, the management consulting division of Deloitte Touche Tohmatsu Limited. Mr. Nance holds an A.B. degree in History from Princeton University and an M.B.A. from the Harvard Business School. Mr. Nance’s qualifications to serve on our board of directors include his investment, venture capital, financial and business strategy expertise.

Carter Glatt.    Upon the consummation of the Business Combination, Carter Glatt will serve as Chairman and as a Class III Director. Mr. Glatt has served as Dune’s Chief Executive Officer and Director since June 2020. He most recently from 2018 to 2020 served as the Head of Corporate Development and Senior Vice President of GTY Technology Holdings Inc., or GTY (Nasdaq: GTYH), a SaaS company that offers a cloud-based suite of solutions for the public sector which was formerly a SPAC founded by the former chairmen of EMC Corporation, VMware, Inc. and Accenture PLC. In such role, Mr. Glatt oversaw or was directly involved in all M&A, joint venture, capital raising, investor relations and strategic alternatives efforts for GTY. Mr. Glatt also previously served as Chief Investment Officer and Managing Partner of delta2 Capital, a SPAC-focused investment fund. Mr. Glatt’s SPAC expertise and operational leadership is complemented by his background in investment banking. He began his career at Barclays (NYSE: BCS) covering the financial technology, consumer retail and healthcare industries before becoming a private equity investor. Mr. Glatt holds a BA with Honors from Dartmouth College. Mr. Glatt’s qualifications to serve on the board include his expertise in SPACs, deal sourcing, M&A structuring, and capital raising.

Jeron Smith.    Upon the consummation of the Business Combination, Jeron Smith will serve as a Class III Director. Mr. Smith has served on Dune’s board of directors since December 2020. Mr. Smith founded Unanimous Media with business partner Stephen Curry of the Golden State Warriors. Unanimous develops and produces television, film and digital content. Unanimous launched in April 2018 in partnership with Sony Pictures Entertainment across its film, television, and worldwide partnerships operations. In 2021, Mr. Smith partnered with Michael Jordan and his son, Jeffrey Michael Jordan, to found Heir Inc., an entertainment and tech venture geared towards athletes. In conjunction with Sony Pictures Entertainment, Mr. Smith is also a founder of The Incubation Lab, a culture-forward media incubator. Mr. Smith is a seasoned leader in brand management, helping spearhead the launch of Stephen Curry 30 Inc., as Chief Marketing Officer, and overseeing Mr. Curry’s holistic brand strategy and partnership portfolio. In his role at Stephen Curry 30 Inc., Mr. Smith developed an industry-leading benchmark formula for player marketing and engineered various prominent partnership deals. Prior to teaming up with Mr. Curry, Mr. Smith worked at the White House Office of Digital Strategy under President Barack Obama, where he developed and implemented a comprehensive digital strategy for the Executive Office of the President including digital content, media partners, whitehouse.gov, as well as @whitehouse and @POTUS social media channels for specific policy initiatives. Before joining the White House, Mr. Smith served as a Brand Marketing Strategic Lead across several categories and territories at Nike Inc. While there, Mr. Smith leveraged the integrated marketing mix to launch and lead disruptive marketing campaigns. In 2015, Mr. Smith was recognized on Forbes’ 30 under 30 list for Marketing and Advertising and the Ad Age 40 Under 40 list, and his expertise in digital marketing is highlighted through his published research in the International Journal of Mobile Marketing. Mr. Smith holds a B.A. in Business Administration from Howard University, and Master’s degrees from Georgetown University and Columbia University. Mr. Smith’s qualifications to serve on our board of directors include his deal structuring, operational and marketing expertise.

Michael Castaldy.    Upon the consummation of the Business Combination, Michael Castaldy will serve as a Class II Director. Mr. Castaldy has served as Dune’s Chief Financial Officer and Director since June 2020. He has over twenty-five years of experience as a portfolio manager and currently serves as the Co-Founder and Managing Partner of Diverse Partners, LP, a multi-strategy hedge fund, founded in 2014, that engages in a broad array of investment activities, including SPAC investing, private transactions and quantitative volatility trading. Through Diverse Partners, LP, Mr. Castaldy structured numerous SPAC IPOs and business combinations as well as led venture rounds for SaaS and health technology companies until 2019. Mr. Castaldy also previously served as Chief Executive Officer and Managing Partner of delta2 Capital, a SPAC-focused investment fund. Prior to co-founding Diverse Partners, LP, Mr. Castaldy was a proprietary trader at ECHOtrade, LLC for six years, trading U.S. equities and options. Prior to his time at ECHOtrade, LLC, Mr. Castaldy was the Senior Market Strategist at CAM Asset Management, LLC for five years. From 2019 to 2020, Mr. Castaldy also served as the Chief Financial Officer of Curant, a software startup that has built a mobile platform to enhance service, payment, and promotions across various sectors. Mr. Castaldy attended the United States Military Academy at West Point, Hofstra University, and Quantic School of Business and Technology. He has post-graduate certificates in data science and machine learning. Mr. Castaldy’s qualifications to serve on our board of directors include his investment, capital markets and management expertise.

Ben Coates.    Upon the consummation of the Business Combination, Ben Coates will serve as a Class II Director. Mr. Coates is an experienced global business manager and turnaround chief executive officer. From August 2021 to April 2023, Mr. Coates was a board member of F45 Training Holdings Inc. (“F45”) (NYSE: FXLV), where he served as a member of F45’s Audit Committee until July 2022, when the board of F45 appointed Mr. Coates as Interim Chief Executive Officer following an unexpected change in management. He relocated to the United States from the United Kingdom for a period of nine months to April 2023. During this time, Mr. Coates oversaw a reduction in force by 50% and the replacement of the Chief Financial Officer, the Chairman and several members of the senior management team at F45. As well as restructuring F45’s management, he also reset F45’s business strategy to position the company for sustainable growth, and successfully completed a recapitalization of F45’s business and refinancing of its debt facilities. F45 operates over 2,000 fitness studios in over 60 countries and is regularly recognized as one of the world’s fastest growing franchises. Mr. Coates is currently a Director of Coolgardie Investments, a private investment company that he founded in 2006. Mr. Coates has actively worked with Coolgardie since 2014 and has acted in multiple roles during this period, including as a partner with Prime Production, a global translation company based in the United Kingdom, a Director with National Civil Group, an Australian civil contracting business, and Glen Eden Pastoral, an Australian rural business, where he currently serves as a Director. During the period from 2007 to 2014, Mr. Coates held various roles at National Australia Bank (“NAB”) at both the Australia and United Kingdom offices. From 2010 to 2014, Mr. Coates served as Director of Strategy for NAB Europe Ltd., where he was responsible for strategy and implementation of compliance programs designed to ensure NAB Europe Ltd. operated in accordance with updated United Kingdom banking and finance legislation. From 2007 to 2010, he served as an Executive Director at NAB Private Wealth, where he was responsible for origination and distribution of structured investments products across the group. Prior to joining NAB, Mr. Coates spent a number of years as General Manager, Funds Management at Hanover Group, where he was responsible for developing and managing the retail and wholesale fund raising activities as well as chairing the compliance and risk management committee. Mr. Coates commenced his tertiary education studying Civil Engineering at the University of Sydney before completing his Master of Applied Finance at Macquarie University and his Diploma of Financial Planning at Deakin University. Mr. Coates’ qualifications to serve on our board of directors include his breadth of financial and public company management experience, including as a Director and Interim Chief Executive Officer of F45, an investor and founder of Coolgardie Investments and from prior roles with National Australia Bank.

Director Independence

We expect that upon consummation of the Business Combination, each of the directors on the New Global Board, other than William Bennett Nance, Jr. and Carter Glatt will qualify as an independent director, as defined under the Nasdaq listing rules. As such, the New Global Board will consist of a majority of independent directors, as defined under the rules of the SEC and Nasdaq relating to director independence. In addition, New Global will be subject to the rules of the SEC and the Nasdaq listing rules relating to the membership, qualifications and operations of the audit committee, as discussed below.

Committees of New Global’s Board of Directors

Effective upon the consummation of the Business Combination, the New Global Board will reconstitute the membership of Dune’s standing committees, which will each be governed by the Proposed Charter that will comply with the applicable requirements of current Nasdaq listing rules. New Global intends to comply with future requirements to the extent they will be applicable to New Global. Following the consummation of the Business Combination, copies of the amended and restated charters for each committee will be available on the investor relations portion of New Global’s website. New Global’s Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

New Global’s audit committee will consist of           . Each of the members of the New Global audit committee will satisfy the independence requirements of Nasdaq and Rule 10A-3 under the Exchange Act. Each member of the New Global audit committee is able to read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. The New Global Board will appoint a Chair from among the members of the audit committee, one of whom is also expected to be designated as an “audit committee financial expert” within the meaning of SEC regulations.

The primary purpose of the New Global audit committee will be to discharge the responsibilities of the New Global Board with respect to corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee New Global’s independent registered public accounting firm. Specific responsibilities of New Global’s audit committee include:

•        helping the New Global’s Board oversee New Global’s corporate accounting and financial reporting processes;

•        managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit New Global’s financial statements;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, New Global’s interim and year-end operating results;

•        overseeing the procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing related person transactions;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes New Global’s internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•        approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

New Global’s audit committee will operate under an amended and restated written charter that satisfies the applicable listing standards of Nasdaq.

Compensation Committee

New Global’s compensation committee will consist of . The New Global Board will appoint a Chair from among the members of the compensation committee. Each member of the New Global compensation committee is an independent director under the listing standards of Nasdaq, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of New Global’s compensation committee will be to discharge the responsibilities of the New Global Board in overseeing compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of New Global’s compensation committee include:

•        reviewing and recommending to the New Global Board the compensation of New Global’s chief executive officer and other executive officers;

•        reviewing and recommending to the New Global Board the compensation of New Global’s directors;

•        administering New Global’s equity incentive plans and other benefit programs;

•        reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for New Global’s executive officers and other senior management; and

•        reviewing and establishing general policies relating to compensation and benefits of New Global’s employees, including New Global’s overall compensation philosophy.

New Global’s compensation committee will operate under an amended and restated written charter that satisfies the applicable listing standards of Nasdaq.

Compensation Committee Interlocks and Insider Participation

None of the intended members of New Global’s compensation committee has ever been an executive officer or employee of New Global. None of New Global’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the New Global Board or compensation committee.

Nominating and Governance Committee

New Global’s nominating and governance committee consists of         . The New Global Board will appoint a Chair from among the members of the nominating and governance committee.

Specific responsibilities of New Global’s nominating and governance committee include:

•        identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on New Global’s board of directors;

•        considering and making recommendations to New Global’s board of directors regarding the composition and chairmanship of the committees of New Global’s board of directors;

•        developing and making recommendations to New Global’s board of directors regarding corporate governance guidelines and matters; and

•        overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

New Global’s nominating and governance committee will operate under the Proposed Charter, which satisfies the Nasdaq listing rules.

Executive Officer

Shachi Shah.    Upon the consummation of the Business Combination, Shachi Shah will serve as Chief Operating Officer and Chief Financial Officer of New Global. Ms. Shah currently serves as Global Hydrogen’s Chief Financial Officer and Chief Operating Officer. From 2019 to 2021, Ms. Shah served as Executive Vice President and Chief Financial Officer of U.S. Real Estate Market Holdings, a capital markets technology company, and from 2021 to 2023, she served as Chief Operating Officer of the same firm. From 2016 to 2019, Ms. Shah was Chief Operating Officer of Urbanr, a real estate technology company. Ms. Shah was the Co-Head of Client Service Research at Bridgewater Associates from 2014 to 2016. She was the Managing Director, Global Head of Funds and Advisory at Barclays, a leading, multi-asset investment management specialist servicing a broad range of institutional clients, from 2005 to 2013. Under her leadership, Barclays’ Funds and Advisory business grew to manage total global assets of over $28 billion and had an award-winning reputation for multi-asset capabilities, customized solutions and inflation/commodity expertise. Ms. Shah was named Women of Achievement in Financial Service by Women in the City in October 2012, Asset Management CEO of the Year at the Global Investor/ISF Investment Excellence Awards in June 2012 and was voted as one of the top 50 most influential people in pensions by Pensions Insight in January 2012. In prior roles at Deutsche Bank, Merrill Lynch and Credit Suisse, she led the development of innovative solutions and next generation financial products, including the highly acclaimed Dynamic range of fixed income funds and the Sovereign Plus and Stability Plus funds, among the first commodity strategies in the market. Ms. Shah has more than 20 years of experience in the financial services industry. She began her career as a lawyer and held both the NY State Bar and UK licenses to practice law prior to moving full time into financial product development and investment management.

DESCRIPTION OF NEW GLOBAL SECURITIES

As a result of the Business Combination, Sellers who receive shares of New Global Common Stock in the transactions will become New Global stockholders. Your rights as New Global stockholders will be governed by Delaware law and the Proposed Charter and the New Global Bylaws. The following description of the material terms of New Global’s securities reflects the anticipated state of affairs upon completion of the Business Combination.

The following summary of the material terms of New Global’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities.    The full text of the Proposed Charter is attached as Annex E to this proxy statement. You are encouraged to read the applicable provisions of Delaware law, the Proposed Charter and the New Global Bylaws in their entirety for a complete description of the rights and preferences of New Global securities following the Business Combination.

Authorized and Outstanding Capital Stock

The Proposed Charter will authorize the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A Common Stock, (b) 20,000,000 shares of New Global Class B Common Stock, which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the Exchange Agreement, and (c) 1,000,000 shares of New Global preferred stock.

As of             , 2023, the record date, we had approximately 5,494,554 shares of Dune Class A Common Stock and zero shares of Dune Class B Common Stock outstanding. As of the same date, we also had 13,475,000 of issued and outstanding warrants, consisting of 8,625,000 public warrants and 4,850,000 private placement warrants.

After giving effect to the Business Combination, New Global will have 5,494,554 shares of New Global Class A Common Stock outstanding (assuming no redemptions), 4,800,000 shares of New Global Class B Common Stock outstanding (assuming no redemptions) and 13,475,000 warrants outstanding.

New Global Common Stock

Voting Rights

Except as otherwise provided by law or in the Proposed Charter or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of New Global Common Stock will possess all voting power for the election of our directors and all other matters requiring stockholder action and will at all times vote together as one class on all matters submitted to a vote of the stockholders of the Company. Holders of New Global Common Stock will be entitled to one vote per share on matters to be voted on by stockholders and will not have the right to cumulate votes in the election of directors.

Dividend Rights

The holders of New Global Class A Common Stock are entitled to receive such dividends and other distributions as declared by the New Global Board, equally on a per share basis. Dividends shall not be declared or paid on New Global Class B Common Stock and the holders of shares of New Global Class B Common Stock shall have no right to receive dividends in respect of such shares of New Global Class B Common Stock.

Liquidation, Dissolution and Winding Up

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of New Global, after payment or provision for payment of the debts and other liabilities of New Global, and subject to the rights of the holders of shares of New Global’s preferred stock in respect thereof, the holders of shares of New Global Class A Common Stock will be entitled to receive all of the remaining assets of New Global available for distribution to its stockholders, ratably in proportion to the number of shares of New Global Class A Common Stock held by them. The holders of shares of New Global Class B Common Stock, as such, will not be entitled to receive any assets of New Global in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of New Global.

Preemptive or Other Rights

Under the Proposed Charter, our stockholders will have no preemptive or other subscription rights and there will be no sinking fund or redemption provisions applicable to New Global Common Stock.

New Global Class B Common Stock Exchange Rights

Shares of New Global Class B Common Stock shall be exchangeable for shares of New Global Class A Common Stock on the terms and subject to the conditions set forth in (A) the Holdings LLCA and (B) the Exchange Agreement. The holders of Holdings Common Units shall, to the extent provided in the Exchange Agreement and the Holdings LLCA and in accordance with the terms and conditions of the Exchange Agreement and the Holdings LLCA, as applicable, have the right to exchange such Holdings Common Units, together with shares of New Global Class B Common Stock, for such number of fully paid and nonassessable shares of New Global Class A Common Stock determined in accordance with the terms of the Exchange Agreement.

New Global Class B Common Stock Transfer Restrictions

No share of New Global Class B Common Stock may be sold, exchanged or otherwise transferred, other than as part of (i) the exchange of a Holdings Common Unit as set forth in the Proposed Charter, or (ii) the transfer of a Holdings Common Unit by a holder of Holdings Common Units to a permitted transferee of such holder in accordance with the Holdings LLCA. In the event that any outstanding shares of New Global Class B Common Stock are sold, exchanged or otherwise transferred other than as provided in the foregoing clauses (i) and (ii), or such outstanding shares of New Global Class B Common Stock shall otherwise cease to be held by a holder (or a permitted transferee of such holder) of a corresponding number of Holdings Common Units (based on the exchange rate then in effect) for any reason, such shares of New Global Class B Common Stock shall automatically and without further action on the part of the New Global or any holder of New Global Class B Common Stock be deemed to be transferred to New Global and thereupon shall be retired.

Preferred Stock

The Proposed Charter provides that shares of New Global preferred stock may be issued from time to time in one or more series. The New Global Board will be authorized to establish the number of shares to be included in such series, and fix the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, applicable to the shares of each series. Our Board will be able, without stockholder approval, to issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our Board to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the post-combination company or the removal of management of the post-combination company. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

Public Stockholders’ Warrants

There are currently outstanding an aggregate of 8,625,000 public warrants, which, following the consummation of the Business Combination, will entitle the holder to acquire New Global Common Stock.

Each whole warrant will entitle the registered holder to purchase one share of New Global Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of our Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of New Global Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of New Global Common Stock. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless a holder has at least two units, such holder will not be able to receive or trade a whole warrant. The warrants will expire five years after the completion of our Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

New Global will not be obligated to deliver any New Global Common Stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the New Global Common Stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to New Global satisfying its obligations described below with respect to registration. No warrant will be exercisable and we will not be obligated to issue a share of New Global Common Stock upon exercise of a warrant unless the share of New Global Common Stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will New Global be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of New Global Common Stock underlying such unit.

We are not registering the shares of common stock issuable upon exercises of the warrants at this time. However, New Global has agreed that as soon as practicable, but in no event later than 15 business days after the Closing, it will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the New Global Common Stock issuable upon exercise of the warrants. We will use our best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of New Global Common Stock issuable upon exercise of the warrants is not effective by 60th business day after the Closing, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if New Global Common Stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, and in the event we do not so elect, we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of warrants when the price per share of common stock equals or exceeds $18.00

Once the warrants become exercisable, New Global may call the warrants for redemption for cash:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•        if, and only if, the reported closing price of the common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like and for certain issuances of New Global Common Stock and equity-linked securities for capital raising purposes in connection with the Closing as described elsewhere in this proxy statement) for any 20 trading days within a 30 trading-day period ending three business days before New Global sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by New Global for cash, New Global may exercise its redemption right even if New Global is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

New Global has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and New Global issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the New Global Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.

If New Global calls the warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of New Global Common Stock issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of New Global Common Stock equal to the quotient obtained by dividing (x) the product of the number of New Global Common Stock underlying the warrants, multiplied by the excess of the “fair market value” of our New Global Common Stock (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” will mean the average closing price of the New Global Common Stock for the ten trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of New Global Common Stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the warrants after our initial business combination. If we call our warrants for redemption and our management does not take advantage of this option, the holders of the private placement warrants and their permitted transferees would still be entitled to exercise their private placement warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.

A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by the holder) of the New Global Common Stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of New Global Common Stock is increased by a stock dividend payable in shares of New Global Common Stock, or by a split-up of common stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of New Global Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering to holders of common stock entitling holders to purchase New Global Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of New Global Common Stock equal to the product of (i) the number of shares of New Global Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for New Global Common Stock) and (ii) the quotient of (x) the price per share New Global Common Stock paid in such rights offering and (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for shares of New Global Common Stock, in determining the price payable for New Global Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of shares of New Global Common Stock as reported during the ten trading-day period ending on the trading day prior to the first date on which the New Global Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of New Global Common Stock on account of such New Global Common Stock (or other securities into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of New Global Common Stock in connection with a proposed initial business combination, or (d) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of New Global Common Stock in respect of such event.

If the number of outstanding shares of New Global Common Stock is decreased by a consolidation, combination, reverse share split or reclassification of New Global Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of shares of New Global Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding share of New Global Common Stock.

Whenever the number of shares of New Global Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of New Global Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of New Global Common Stock so purchasable immediately thereafter.

In addition, if (x) we issue additional shares of New Global Common Stock or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per share of New Global Common Stock (with such issue price or effective issue price to be determined in good faith by our Board and, in the case of any such issuance to our initial stockholders or their affiliates, without taking into account any founder shares held by our initial stockholders or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of New Global Common Stock during the 20 trading-day period starting on the trading day after the day on which we consummate our initial business combination is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above under “— Redemption of warrants when the price per share of common stock equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

In case of any reclassification or reorganization of the outstanding New Global Common Stock (other than those described above or that solely affects the par value of such New Global Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of outstanding New Global Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the New Global Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of New Global Common Stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of New Global Common Stock in such a transaction is payable in the form of New Global Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within 30 days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes Warrant Value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.

The warrants will be issued in registered form under a warrant agreement between Continental, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, and that all other modifications or amendments will require the vote or written consent of the holders of at least 50% of the then outstanding public warrants, and, solely with respect to any amendment to the terms of the private placement warrants, at least 50% of the then outstanding private placement warrants. You should review a copy of the warrant agreement, which has been filed as an exhibit to

Dune’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended by Amendment No. 1 to Dune’s Annual Report on Form 10-K/A for the year ended December 31, 2022, for a complete description of the terms and conditions applicable to the warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive New Global Common Stock. After the issuance of New Global Common Stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of New Global Common Stock to be issued to the warrant holder.

We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. See “Risk Factors — Our warrant agreement designates the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with us and New Global” for more information. This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

Private Placement Warrants

The private placement warrants (including the New Global Common Stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the Closing (except in limited circumstances) and they will not be redeemable by New Global so long as they are held by our Sponsor or its permitted transferees. Except as described below, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the IPO, including as to exercise price, exercisability and exercise period. If the private placement warrants are held by holders other than our Sponsor or its permitted transferees, the private placement warrants will be redeemable by New Global and exercisable by the holders on the same basis as the warrants included in the units sold in the IPO.

If holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering their warrants for that number of shares of New Global Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of New Global Common Stock underlying the warrants multiplied by the excess of the “fair market value” (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” means the average reported closing price of the New Global Common Stock for the ten trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.

In order to finance transaction costs in connection with our initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such working capital loans by our Sponsor or its affiliates, or our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Our Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (including the New Global Common Stock issuable upon exercise of any of these warrants) until the date that is 30 days after the date of the Closing (except in limited circumstances). In addition, the private placement warrants will not be exercisable more than five years from the effective date of the registration statement for our IPO in accordance with FINRA rules.

Anti-Takeover Effects of Provisions of the Proposed Charter, the New Global Bylaws and Applicable Law

Certain provisions of the Proposed Charter, New Global Bylaws, and laws of the State of Delaware, where New Global is incorporated, may discourage or make more difficult a takeover attempt that a stockholder might consider in his or her best interest. These provisions may also adversely affect prevailing market prices for the New Global Common Stock. New Global believes that the benefits of increased protection give New Global the potential ability to negotiate with the proponent of an unsolicited proposal to acquire or restructure New Global and outweigh the disadvantage of discouraging those proposals because negotiation of the proposals could result in an improvement of their terms.

Authorized but Unissued Shares

Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of Nasdaq, which would apply if and so long as the New Global Common Stock remains listed on Nasdaq require stockholder approval of certain issuances equal to exceeding 20% of the then outstanding voting power or then outstanding number of shares of common stock. Additional shares that may be used in the future may be issued for a variety of corporate purposes, including future public offerings, to raise additional capital, or to facilitate acquisitions. The existence of authorized but unissued and unreserved common stock and preferred stock could make more difficult or discourage an attempt to obtain control of New Global by means of a proxy contest, tender offer, merger, or otherwise.

Number of Directors

The Proposed Charter and the New Global Bylaws provide that, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances, the number of directors may be fixed from time to time pursuant to a resolution adopted by the New Global Board. The initial number of directors will be set at five.

Requirements for Advance Notification of Stockholder Meetings, Nominations and Proposals

The New Global Bylaws establish advance notice procedures with respect to stockholder proposals and nomination of candidates for election as directors, other than nominations made by or at the direction of the New Global Board or a committee of the New Global Board. In order to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide New Global with certain information. Generally, to be timely, a stockholder’s notice must be received at New Global’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the immediately preceding annual meeting of stockholders. The New Global Bylaws also specify requirements as to the form and content of a stockholder’s notice. The New Global Bylaws allow the chairman of the meeting at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay, or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of New Global.

Limitations on Stockholder Action by Written Consent

The Proposed Charter provides that, subject to the terms of any series of New Global preferred stock, until the Voting Threshold Date, any actions required to be taken or permitted to be taken by the Dune stockholders may be taken by written consent signed by the New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting. Following the Voting Threshold Date, any action required or permitted to be taken by the stockholders of New Global must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

Business Combinations

Under Section 203 of the DGCL, a corporation will not be permitted to engage in a business combination with any interested stockholder for a period of three years following the time that such interested stockholder became an interested stockholder, unless:

(1)    prior to such time the board of directors of the corporation approved either an initial business combination or transaction which resulted in the stockholder becoming an interested stockholder;

(2)    upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(3)    at or subsequent to such time an initial business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66⅔% of the outstanding voting stock which is not owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with that person’s affiliates and associates, owns, or within the previous three years owned, 15% or more of New Global’s outstanding voting stock. For purposes of this section only, “voting stock” has the meaning given to it in Section 203 of the DGCL.

The Proposed Charter would cause the combined company to not be governed by Section 203 of the DGCL.

Cumulative Voting

Under Delaware law, the right to vote cumulatively does not exist unless the charter specifically authorizes cumulative voting. The Proposed Charter does not authorize cumulative voting.

Forum Selection Clause

The Proposed Charter will require provide that, unless New Global consents to the selection of an alternative forum, any (i) derivative action or proceeding brought on behalf of New Global; (ii) action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of New Global to New Global or New Global’s stockholders; (iii) action asserting a claim against New Global or any director or officer arising pursuant to any provision of the DGCL or the Proposed Charter or New Global Bylaws; or (iv) action asserting a claim against New Global or any director or officer of New Global governed by the internal affairs doctrine, shall, to the fullest extent permitted by law, be exclusively brought in the Chancery Court or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware. Subject to the foregoing, the federal district courts of the United States are the exclusive forum for the resolution of any action, suit or proceeding asserting a cause of action under the Securities Act. The exclusive forum provision does not apply to suits brought to enforce any liability or duty created by the Exchange Act. Any person or entity purchasing or otherwise acquiring an interest in any shares of New Global Common Stock shall be deemed to have notice of and to have consented to the forum provisions in New Global’s certificate of incorporation. These choice-of-forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that he, she or it believes to be favorable for disputes with New Global or New Global’s directors, officers or other employees, which may discourage such lawsuits. Notwithstanding the foregoing, the Proposed Charter will provide that the exclusive forum provision will not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder, and Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, a court may determine that this provision is unenforceable, and to the extent it is enforceable, the provision may have the effect of discouraging lawsuits against our directors and officers, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. Additionally, unless we consent in writing to the selection of an alternative forum, the federal courts shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act against us or any of our directors, officers, other employees or agents. Section 22 of the Securities Act, however, created concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce such provisions, and the enforceability of similar choice of forum provisions in other companies’ charter documents has been challenged in legal proceedings. While the Delaware courts have determined that such exclusive forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions, and there can be no assurance that such provisions will be enforced by a court in those other jurisdictions. Any person or entity purchasing or otherwise acquiring any interest in our securities shall be deemed to have notice of and consented to these provisions; however, we note that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

Limitations on Liability and Indemnification of Officers and Directors

The DGCL authorizes corporations to limit or eliminate the personal liability of directors and officers of corporations and their stockholders for monetary damages for breaches of directors’ and officers’ fiduciary duties, subject to certain exceptions. New Global’s Proposed Charter includes a provision that eliminates the personal liability of directors and officers for damages for any breach of fiduciary duty as a director or officer except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.

The New Global Bylaws provide that New Global must indemnify and advance expenses to New Global’s directors and officers to the fullest extent authorized by the DGCL. New Global also is expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for New Global directors, officers, and certain employees for some liabilities. New Global believes that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability, advancement and indemnification provisions in the Proposed Charter and the New Global Bylaws may discourage stockholders from bringing lawsuit against directors or officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit New Global and its stockholders. In addition, your investment may be adversely affected to the extent New Global pays the costs of settlement and damage awards against directors and officer pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of New Global’s directors, officers, or employees for which indemnification is sought.

Corporate Opportunities

Under the Proposed Charter, New Global will renounce any interest or expectancy in, or in being offered an opportunity to participate in, any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, non-employee directors of New Global (including any non-employee director who serves as an officer of New Global, in both his or her director and officer capacities, or his or her affiliates), except that New Global will not renounce its interest in any corporate opportunity offered to any non-employee director (including a non-employee director who serves as an officer of New Global in both his or her director and officer capacities) if such opportunity is expressly offered to such person solely in his or her capacity as a director of New Global.

Dissenters’ Rights of Appraisal and Payment

Under the DGCL, with certain exceptions, New Global’s stockholders will not have appraisal rights in connection with a merger or consolidation of New Global while New Global’s stock is either listed on a national securities exchange or held of record by more than 2,000 holders, subject to certain exceptions. Stockholders’ Derivative Actions.

Under the DGCL, any of New Global’s stockholders may bring an action in New Global’s name to procure a judgment in New Global’s favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of New Global’s shares at the time of the transaction to which the action relates or such stockholder’s stock thereafter devolved by operation of law.

Transfer Agent, Warrant Agent and Registrar

The Transfer Agent for New Global capital stock will be Continental. New Global will agree to indemnify Continental in its roles as Transfer Agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted shares or warrants of New Global for at least nine months would be entitled to sell their securities provided that (i) such person is not deemed to have been an affiliate of New Global at the time of, or at any time during the three months preceding, a sale and (ii) New Global is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares or warrants of New Global for at least nine months but who are affiliates of New Global at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•        1% of the total number of shares of New Global Common Stock then outstanding; or

•        the average weekly reported trading volume of the New Global Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by New Global affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about New Global.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•        the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•        the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•        the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•        at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, the Sponsor, New Global’s officers, directors and other affiliates will be able to sell the New Global Common Stock they receive upon conversion of their founder shares and private placement warrants, as applicable, pursuant to Rule 144 without registration one year after Dune has filed current Form 10 information with the SEC reflecting the loss of its shell company status.

Following the Closing, New Global will no longer be a shell company, and so, once the conditions listed above are satisfied, Rule 144 will become available for the resale of the above-noted restricted securities.

Registration Rights

The holders of the (i) founder shares, which were issued in a private placement prior to the closing of our IPO, (ii) private placement warrants, which were issued in a private placement simultaneously with the closing of our IPO and the shares of Dune Class A Common Stock underlying such private placement warrants and (iii) private placement warrants that may be issued upon conversion of working capital loans are entitled to registration rights under the Existing Registration Rights Agreement. In connection with the Closing, New Global will enter into the Registration Rights Agreement, which, among other things, terminated the Existing Registration Rights Agreement entered into in connection with the IPO. Pursuant to the terms of the Registration Rights Agreement, New Global will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of New Global Common Stock and other equity securities of New Global that are held by the parties thereto from time to time and the Sponsor and Global Hydrogen’s stockholders will be granted certain registration rights. For more information about the Registration Rights Agreement, please see the section entitled “The Business Combination Proposal.”

Listing of Common Stock

Application will be made for the shares of New Global Common Stock and public warrants to be approved for listing on Nasdaq under the symbols “HGAS” and “HGASW,” respectively.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Dune

Purchase of Founder Shares and Private Placement Warrants

On July 10, 2020, our Sponsor purchased 3,737,500 shares of our founder shares, par value $0.0001 per share, for an aggregate price of $25,000. On December 17, 2020, pursuant to Current Charter, each share of our Class B common stock outstanding immediately prior to December 17, 2020 was converted into one and two-thirteenths (1 2/13) shares of our Class B common stock, resulting in our Sponsor holding 4,312,500 founder shares. Our Sponsor purchased an aggregate of 4,850,000 private placement warrants, at a price of $1.00 per private placement warrant, or $4,850,000 in the aggregate, in a private placement that occurred simultaneously with the closing of the IPO. Each private placement warrant is exercisable for one whole share of Dune Class A Common Stock at a price of $11.50 per share. The private placement warrants (including the Class A Common Stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Business Combination.

Administrative Services Agreement

We entered into an agreement that provided that, commencing on the date that our securities were first listed on Nasdaq until the earlier of our consummation of a Business Combination or our liquidation, we will pay our Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of our management team.

Our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, our executive officers or directors or their affiliates.

Related Party Reimbursements and Loans

On June 18, 2020, our Sponsor agreed to loan the Company an aggregate of up to $200,000 to cover expenses related to our IPO pursuant to the Public Offering Note. This loan was noninterest bearing and payable on the earlier of December 31, 2020 or the completion of the IPO. We borrowed approximately $31,000 under the Public Offering Note and fully repaid the Public Offering Note in full on December 22, 2020.

In addition, in order to finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a business combination, we will repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a business combination or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. To date, we have no borrowings under the Working Capital Loans.

Promissory Note — Related Party

On June 21, 2023, Dune issued an unsecured promissory note (the “Sponsor Note”) to the Sponsor, which provides for borrowings from time to time of up to an aggregate of $300,000 that may be drawn by Dune and used for working capital purposes and to pay expenses related to the Business Combination. The Sponsor Note does not bear interest and is payable on the earlier of December 31, 2023 and the completion of the Business Combination.

The Sponsor Note is subject to customary events of default, the occurrence of any of which automatically triggers the unpaid principal balance of the Sponsor Note and all other sums payable with regard to the Sponsor Note to become immediately due and payable. As of June 21, 2023, the Company has not borrowed any funds under the Sponsor Note.

Registration Rights

The holders of founder shares, private placement warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, (and any underlying securities) are entitled to registration rights pursuant to the Existing Registration Rights Agreement.

Sponsor Exchange

On September 20, 2023, Dune and the Sponsor entered into the Sponsor Exchange Agreement. Pursuant to the Sponsor Exchange Agreement, on September 20, 2023, the Sponsor exchanged 4,312,500 shares of Dune Class B Common Stock, originally issued to the Sponsor prior to the consummation of Dune’s initial public offering, on a one-for-one basis for 4,312,500 shares of Dune Class A Common Stock (the “Sponsor Exchange Shares”) on the terms and conditions set forth in the Sponsor Exchange Agreement. Pursuant to the terms of the Sponsor Exchange Agreement, the Sponsor Exchange Shares are subject to the same restrictions as applied to Dune Class B Common Stock before the Sponsor Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote such Sponsor Exchange Shares in favor of Dune’s initial business combination. The Sponsor (and any permitted transferees of the Sponsor holding any Sponsor Exchange Shares) will not be entitled to receive any distributions (including, without limitation, any liquidating distributions) from Dune’s trust account in respect of the Sponsor Exchange Shares. Following the completion of the Sponsor Exchange on September 20, 2023, there were 5,494,554 shares of Dune Class A Common Stock issued and outstanding and no shares of Dune Class B Common Stock issued and outstanding. As a result of the Sponsor Exchange, the Sponsor holds approximately 78.5% of the outstanding shares of Dune Class A Common Stock. The Sponsor Exchange Agreement contains customary representations and warranties. The Sponsor Exchange Agreement also provides that Dune will register for resale under the Securities Act of 1933, as amended, the Sponsor Exchange Shares issued to the Sponsor in the Sponsor Exchange pursuant to Dune’s registration rights agreement.

Dune’s Policy for Approval of Related Party Transactions

Our Board’s audit committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which we were or are to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) $120,000 or 1% of the average of our total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee considers (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Global Hydrogen

On May 14, 2023, Global Hydrogen entered into the Purchase Agreement by and among Dune, Holdings, and the Sellers and certain ancillary agreements. William Bennett Nance, Jr. is both the Chief Executive Officer of Global Hydrogen and a member of the Dune Board and the chairman of the audit committee of the Dune Board. Accordingly, due to Mr. Nance’s influence over and affiliation with both companies, there may be a conflict of interest inherent in the selection of a target company by Dune, the selection of an acquiror by Global Hydrogen and the negotiation of the terms of the Business Combination by both parties. To address this potential conflict of interest, Mr. Nance has recused himself from Dune’s material deliberations with respect to the Business Combination.

On June 21, 2023, Global Hydrogen issued an unsecured promissory note (the “Glatt Note”) to Carter Glatt, Dune’s Chief Executive Officer and Director, which provides for borrowings from time to time of up to an aggregate of $250,000 that may be drawn by Global Hydrogen and used for working capital purposes and to pay expenses related to the Business Combination. The Glatt Note does not bear interest and is payable on the earlier of December 31, 2023 and the completion of the Business Combination. The Glatt Note is subject to customary events of default, the occurrence of any of which automatically triggers the unpaid principal balance of the Glatt Note and all other sums payable with regard to the Glatt Note to become immediately due and payable. As of June 21, 2023, Global Hydrogen has borrowed $83,950 under the Glatt Note.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE REDEMPTIONS TO HOLDERS OF DUNE CLASS A COMMON STOCK

The following is a discussion of material U.S. federal income tax considerations for holders of shares of Dune Class A Common Stock that elect to have their Dune Class A Common Stock redeemed for cash if the Business Combination is completed. This discussion does not address the tax treatment of other transactions occurring in connection with the Business Combination, including, but not limited to, the tax treatment of the Business Combination to holders of Global Hydrogen Units. This discussion applies only to Dune Class A Common Stock that is held as a capital asset for U.S. federal income tax purposes. This discussion is limited to U.S. federal income tax considerations and does not address U.S. federal estate or gift tax considerations or considerations arising under the tax minimum tax, the corporate alternative minimum tax minimum tax, the corporate alternative minimum tax, excise taxes (including, for the avoidance of doubt, the Excise Tax), the Medicare tax on certain investment income, or the U.S. federal income tax consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

•        financial institutions or financial services entities;

•        broker-dealers;

•        insurance companies;

•        dealers or traders subject to a mark-to-market method of accounting with respect to shares of Dune Class A Common Stock;

•        persons holding Dune Class A Common Stock as part of a “straddle,” hedge, integrated transaction or similar transaction;

•        U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        U.S. expatriates or former long-term residents of the United States;

•        governments or agencies or instrumentalities thereof;

•        regulated investment companies (RICs) or real estate investment trusts (REITs);

•        persons that directly, indirectly or constructively own 5% or more (by vote or value) of any class of Dune Common Stock;

•        persons who received their shares of Dune Class A Common Stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) and holders of interests therein;

•        tax-exempt entities;

•        holders of Global Hydrogen Units;

•        holders of founder shares and private placement warrants; and

•        our Sponsor and our officers and directors.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Dune Class A Common Stock, the U.S. federal income tax treatment of the partners in such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Partnerships and their partners should consult their tax advisors with respect to the tax consequences to them of the Business Combination, including with respect to any redemption of Dune Class A Common Stock for cash if the Business Combination is completed. Holders of public shares or public warrants are urged to consult with their tax advisors regarding the specific tax consequences to such holders. This discussion also assumes that any distribution made (or deemed made) on public shares or public warrants and any consideration received (or deemed received) by a holder in consideration for the sale or other disposition of public shares or public warrants will be in U.S. dollars.

This discussion is based on the Code and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations in effect as of the date hereof. All of the foregoing are subject to change, possibly on a retroactive basis, including as a result of legislation proposed as of the date hereof, and changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein.

We have not sought, and do not expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein or a formal opinion of tax advisors with respect to the statements made and the conclusions reached in the following discussion. Statements contained herein that Dune or Global Hydrogen “believes,” “expects” or “intends” or other similar phrases are not legal conclusions or opinions of Winston & Strawn. There can be no assurance that the IRS, a court, our tax advisors or your tax advisor will agree with the statements and conclusions herein, and any contrary determination by the IRS may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

You are urged to consult with and rely solely upon your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Redemption of Dune Class A Common Stock

In the event that a holder’s shares of Dune Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “The Special Meeting — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of shares of Dune Class A Common Stock redeemed under Section 302 of the Code. If the redemption qualifies as a sale of shares of Dune Class A Common Stock, a U.S. holder (as defined below) will be treated as described below under the section entitled “— Redemption of Dune Class A Common Stock — U.S. Holders — Taxation of Redemption Treated as a Sale of Dune Class A Common Stock,” and a Non-U.S. holder (as defined below) will be treated as described under the section entitled “— Redemption of Dune Class A Common Stock — Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Dune Class A Common Stock.” If the redemption does not qualify as a sale of shares of Dune Class A Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section entitled “— Redemption of Dune Class A Common Stock — U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the tax consequences to a Non-U.S. holder described below under the section entitled “— Redemption of Dune Class A Common Stock — Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of shares of Dune Class A Common Stock qualifies for sale treatment depends largely on the total number of shares of Dune Class A Common Stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder including, among other reasons, as a result of owning private placement warrants or public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Dune Class A Common Stock generally will be treated as a sale of Dune Class A Common Stock (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the holder, (2) results in a “complete termination” of the holder’s interest in us or (3) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of Dune Class A Common Stock actually owned by the holder, but also shares of Dune Class A Common Stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals, certain estates and trusts of which the holder is a beneficiary and certain entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Dune Class A Common Stock that could be acquired pursuant to the exercise of the private placement warrants or the public warrants.

In order to meet the substantially disproportionate test, (i) the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Dune Class A Common Stock must be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption, (ii) the percentage of our outstanding stock (both voting and nonvoting) actually and constructively owned by the holder immediately following the redemption of shares of Dune Class A Common Stock must be less than 80% of the percentage of our outstanding stock (both voting and nonvoting) actually and constructively owned by the holder immediately before the redemption, and (iii) the holder, immediately after the redemption, must actually and constructively own less than 50% of total combined voting power of all classes of shares entitled to vote (taking into account redemptions by other holders of Dune Class A Common Stock). There will be a complete termination of a holder’s interest if either (1) all of the shares of Dune Class A Common Stock actually and constructively owned by such holder are redeemed or (2) all of the shares of Dune Class A Common Stock actually owned by such holder are redeemed and such holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and such holder does not constructively own any other shares of Dune Class A Common Stock (including any stock constructively owned by such holder as a result of owning warrants). Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a holder will depend upon the particular circumstances of that holder. However, the redemption of Dune Class A Common Stock will generally not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of shares of Dune Class A Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to a redeemed U.S. holder will be as described below under the section entitled “— Redemption of Dune Class A Common Stock — U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the tax effects to a redeemed Non-U.S. holder will be as described below under the section entitled “— Redemption of Dune Class A Common Stock — Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed Dune Class A Common Stock will generally be added to the holder’s adjusted tax basis in its remaining shares of Dune Common Stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other Dune shares constructively owned by it.

Each holder should consult with and rely solely upon its own tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of Dune Class A Common Stock who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust or (ii) it has a valid election in effect under Treasury regulations to be treated as a United States person.

Taxation of Redemption Treated as a Distribution.    If our redemption of a U.S. holder’s shares of Dune Class A Common Stock is treated as a corporate distribution, as discussed above under the section entitled “— Redemption of Dune Class A Common Stock,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its shares of Dune Class A Common Stock. Any remaining excess will be treated as gain realized on the sale of shares of Dune Class A Common Stock and will be treated as described below under the section entitled “— Redemption of Dune Class A Common Stock — U.S. Holders — Taxation of Redemption Treated as a Sale of Dune Class A Common Stock.”

Any portion of a distribution that is treated as a dividend paid to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied, but may be subject to the “extraordinary dividend” provisions of the Code (which could cause a reduction in the tax basis of such corporate U.S. holder’s basis in its shares of Dune Class A Common Stock and thus increase the amount of gain or decrease the amount of loss recognized by such U.S. holder in connection with a disposition of its shares). With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, any portion of such a distribution deemed to be paid to a non-corporate U.S. holder generally will constitute “qualified dividend income” that will be subject to U.S. federal income tax at the maximum tax rate accorded to long-term capital gains.

It is unclear whether the redemption rights with respect to the Dune Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the applicable holding period requirements are not satisfied, a corporate U.S. holder may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and a non-corporate U.S. holder may be subject to tax on the dividend at regular ordinary income tax rates instead of the preferential income tax rate that applies to qualified dividend income. U.S. holders should consult with, and rely solely upon, their tax advisors regarding the availability of the dividends received deduction (and the possible application of the “extraordinary dividend” provisions of the Code in their particular circumstances) or the reduced income tax rate for qualified dividend income, as the case may be.

Taxation of Redemption Treated as a Sale of Dune Class A Common Stock.    If our redemption of a U.S. holder’s shares of Dune Class A Common Stock is treated as a sale, as discussed above under the section entitled “— Redemption of Dune Class A Common Stock,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. holder’s adjusted tax basis in the shares of Dune Class A Common Stock redeemed. A U.S. holder’s adjusted tax basis in its Dune Class A Common Stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Dune Class A Common Stock treated as a return of capital for U.S. federal income tax purposes. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Dune Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Dune Class A Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Dune Class A Common Stock is suspended, U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment. If the one-year holding period requirement is not satisfied, any gain would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates.

Long-term capital gains recognized by non-corporate U.S. holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. holders who hold different blocks of Dune Class A Common Stock (shares of Dune Class A Common Stock purchased or acquired on different dates or at different prices) should consult with and rely solely upon their tax advisors to determine how the above rules apply to them.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of Dune Class A Common Stock who, or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or a trust that is not a U.S. holder.

Taxation of Redemption Treated as a Distribution.    If our redemption of a Non-U.S. holder’s shares of Dune Class A Common Stock is treated as a corporate distribution, as discussed above under the section entitled “— Redemption of Dune Class A Common Stock,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of such dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any portion of a distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of Dune Class A Common Stock redeemed and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized on the sale of the Dune Class A Common Stock, which will be treated as described below under the section entitled “— Redemption of Dune Class A Common Stock — Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Dune Class A Common Stock.”

Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale of shares or a distribution constituting a dividend, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, we or the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, subject to the withholding requirements under FATCA (as defined below) and other than with respect to effectively connected dividends, each of which is discussed below, we or the applicable withholding agent may withhold tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. holder in redemption of such Non-U.S. holder’s Dune Class A Common Stock, unless (i) we or the applicable withholding agent have established special procedures allowing Non-U.S. holders to certify that they are exempt from such withholding tax and (ii) such Non-U.S. holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “— Redemption of Dune Class A Common Stock”). However, there can be no assurance that we or any applicable withholding agent will establish such special certification procedures. If we or an applicable withholding agent withhold excess amounts from the amount payable to a Non-U.S. holder, such Non-U.S. holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult with and rely solely upon their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

The withholding tax described above does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, that are treated as attributable to a permanent establishment maintained by the Non-U.S. older in the United States). Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. Such effectively connected dividends will not be subject to U.S. withholding tax if the Non-U.S. holder satisfies certain certification requirements by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying eligibility for exemption.

A corporate Non-U.S. holder that is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable income tax treaty rate).

Taxation of Redemption Treated as a Sale of Dune Class A Common Stock.    If our redemption of a Non-U.S. holder’s shares of Dune Class A Common Stock is treated as a sale of Dune Class A Common Stock, as discussed above under the section entitled “— Redemption of Dune Class A Common Stock,” subject to the discussion of backup withholding below, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with the redemption, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•        such Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of redemption or the period that the Non-U.S. holder held Dune Class A Common Stock and, in the case where shares of Dune Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of the Dune Class A Common Stock at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. holder’s holding period for the shares of Dune Class A Common Stock. Although we intend to take the position that the Dune Class A Common Stock is and has been regularly traded on an established securities market, there can be no assurance that the Dune Class A Common Stock is or has been treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a corporate Non-U.S. holder may also be subject to an additional “branch profits tax” at a 30% rate (or a lower applicable income tax treaty rate). If the second bullet point applies to a Non-U.S. holder, such Non-U.S. holder will be subject to U.S. tax on such gain at a tax rate of 30% (or a lower applicable income tax treaty rate), which gain generally may be offset by U.S. source capital losses.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder in connection with the redemption will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption if the Dune Class A Common Stock were not considered to be regularly traded on an established securities market.

We believe that we are not, and have not been at any time since our formation, a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed.

Information Reporting and Backup Withholding

Payments of cash as a result of our redemption of our Dune Class A Common Stock may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. However, information returns are required to be filed with the IRS in connection with any payments of dividends on Dune Class A Common Stock paid to a Non-U.S. holder, regardless of whether any tax was actually withheld.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

FATCA Withholding Taxes

Provisions of the Code, Treasury regulations and related guidance commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”) impose a withholding tax of 30% on payments of dividends (including amounts treated as dividends received pursuant to a redemption of stock) on Dune Class A Common Stock. Such 30% withholding tax under FATCA was scheduled to apply to the gross proceeds of a disposition of any stock, debt instrument, or other property that can produce U.S. source dividends or interest beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued.

In general, no such withholding will be required with respect to a U.S. holder or an individual Non-U.S. holder that timely provides the certifications required on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult with and rely solely upon their tax advisors regarding the effects of FATCA on a redemption of Dune Class A Common Stock.

THE FOREGOING DISCUSSION IS NOT A COMPREHENSIVE DISCUSSION OF ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF COMMON STOCK. SUCH HOLDERS SHOULD CONSULT WITH, AND RELY SOLELY UPON, THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF ANY EXERCISE OF THEIR REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECT OF ANY OTHER TAX LAWS, INCLUDING BUT NOT LIMITED TO, U.S. FEDERAL ESTATE AND GIFT TAX LAWS, ANY U.S. STATE OR LOCAL OR NON-U.S. TAX LAWS AND TAX TREATIES (AND ANY POTENTIAL FUTURE CHANGES THERETO).

APPRAISAL RIGHTS

Dune stockholders are not entitled to exercise dissenters’ rights or appraisal rights under Delaware law in connection with the Business Combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the Business Combination to public stockholders of Dune Class A Common Stock because it is currently listed on a national securities exchange and such public stockholders are not required to receive any consideration (other than continuing to hold their shares of Dune Class A Common Stock, which will become an equal number of shares of New Global Common Stock after giving effect to the Business Combination). Public stockholders of Dune Class A Common Stock may vote against the Business Combination Proposal or redeem their shares of Dune Common Stock if they are not in favor of the adoption of the Purchase Agreement or the Business Combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the Business Combination to holders of founder shares because they have agreed to vote in favor of the Business Combination. Our warrant holders are not entitled to dissenters’ rights or appraisal rights in connection with the Business Combination under the DGCL.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Dune Acquisition Corporation, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401 or by telephone at (917) 742-1904, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Following the Business Combination, New Global stockholders should send any such requests in writing to Global Gas Corporation at 99 Wall Street, Suite 436, New York, NY 10005 or by emailing info@globalgascorp.com.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, our bylaws provide that the stockholder must give timely notice in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received at least 90 days, but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders for the annual meeting; provided that in the event that the annual meeting is called for a date that is not within 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Nominations and proposals also must satisfy other requirements set forth in the bylaws. Carter Glatt, our Chief Executive Officer and Director, may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Dune’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Dune Acquisition Corporation
700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401
1 (917) 742-1904

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers can call collect at (203) 658-9400
Email: DUNE.info@investor.morrowsodali.com

If you are one of our stockholders and would like to request documents, please do so no later than five business days before the Special Meeting in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first-class mail, or another equally prompt means.

This document is a proxy statement of us for our Special Meeting. Neither Dune nor Global Hydrogen has authorized anyone to give any information or make any representation about the Business Combination, New Global or Dune that is different from, or in addition to, that contained in this proxy statement or in any of the materials that we have incorporated by reference into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of our proxy solicitation agent at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers can call collect at (203) 658-9400
Email: DUNE.info@investor.morrowsodali.com

Following the Business Combination, such communications should be sent to the Chairman of the Board of Directors of New Global. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

DUNE ACQUISITION CORPORATION

Unaudited Financial Statements of Dune Acquisition Corporation for the Three and Six Months Ended June 30, 2023

Audited Financial Statements of Dune Acquisition Corporation as of December 31, 2022 and 2021 for each of the Years Ended December 31, 2022 and 2021

GLOBAL HYDROGEN ENERGY LLC FINANCIAL STATEMENTS

Unaudited Financial Statements of Global Hydrogen Energy LLC

Audited Financial Statements of Global Hydrogen Energy LLC

DUNE ACQUISITION CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2023	December 31, 2022
	(Unaudited)
Assets:
Current assets:
Cash	$13,782	$313
Prepaid expenses	40,000	—
Receivable from settlement	—	2,750,000
Total current assets	53,782	2,750,313
Cash and investments held in trust account	11,963,187	11,970,547
Total Assets	$12,016,969	$14,720,860

Liabilities, Class A Common Stock Subject to Possible Redemption and Stockholders’ Deficit:
Current liabilities:
Accounts payable	$175,712	$1,864,900
Accrued expenses	650,000	2,602,327
Due to related party	1,500	1,500
Franchise tax payable	99,228	216,250
Income tax payable	78,560	78,561
Total current liabilities	1,005,000	4,763,538
Derivative warrant liabilities	539,000	134,750
Total liabilities	1,544,000	4,898,288

Commitments and Contingencies
Class A common stock subject to possible redemption, $0.0001 par value; 1,182,054 shares issued and outstanding at $10.00 per share at redemption as of June 30, 2023 and December 31, 2022	11,820,540	11,820,540

Stockholders’ Deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued or outstanding as of June 30, 2023 and December 31, 2022	—	—
Class A common stock, $0.0001 par value; 380,000,000 shares authorized; no non-redeemable shares issued or outstanding as of June 30, 2023 and December 31, 2022	—	—
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 4,312,500 shares issued and outstanding as of June 30, 2023 and December 31, 2022	431	431
Additional paid-in capital	—	—
Accumulated deficit	(1,348,002)	(1,998,399)
Total stockholders’ deficit	(1,347,571)	(1,997,968)
Total Liabilities, Class A Common Stock Subject to Possible Redemption and Stockholders’ Deficit	$12,016,969	$14,720,860

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DUNE ACQUISITION CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
General and administrative expenses	$883,109	$1,041,072	$1,080,409	$1,395,391
General and administrative expenses - related party	50,000	30,000	80,000	60,000
Franchise tax expense	49,863	49,863	99,228	99,228
Loss from operations	(982,972)	(1,120,935)	(1,259,637)	(1,554,619)

Other income (loss):
Change in fair value of derivative warrant liabilities	269,500	2,290,750	(404,250)	5,929,000
Other income from write-off of legal fees	45,522	—	2,106,072	—
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	—	287,989	—	287,989
Interest earned on operating account	2,115	1	7,573	3
Income on investments held in trust account	107,919	166,440	200,639	224,219
Income (loss) before provision for income taxes	(557,916)	1,624,245	650,397	4,886,592
Provision for income taxes	—	(6,535)	—	(6,535)
Net (loss) income	$(557,916)	$1,617,710	$650,397	$4,880,057

Weighted average shares outstanding of Class A common stock, basic and diluted	1,182,054	15,484,292	1,182,054	16,362,268
Basic and diluted net (loss) income per share, Class A common stock	$(0.10)	$0.08	$0.12	$0.24
Weighted average shares outstanding of Class B common stock, basic and diluted	4,312,500	4,312,500	4,312,500	4,312,500
Basic and diluted net (loss) income per share, Class B common stock	$(0.10)	$0.08	$0.12	$0.24

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DUNE ACQUISITION CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN

STOCKHOLDERS’ DEFICIT

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023

	Common Stock				Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – December 31, 2022	—	$—	4,312,500	$431	$—	$(1,998,399)	$(1,997,968)
Net income	—	—	—	—	—	1,208,313	1,208,313
Balance – March 31, 2023 (Unaudited)	—	—	4,312,500	431	—	(790,086)	(789,655)
Net loss	—	—	—	—	—	(557,916)	(557,916)
Balance – June 30, 2023 (Unaudited)	—	$—	4,312,500	$431	$—	$(1,348,002)	$(1,347,571)

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022

	Common Stock				Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – December 31, 2021	—	$—	4,312,500	$431	$—	$(14,309,985)	$(14,309,554)
Net income	—	—	—	—	—	3,262,347	3,262,347
Balance – March 31, 2022 (Unaudited)	—	—	4,312,500	431	—	(11,047,638)	(11,047,207)
Adjustment for accretion of Class A common stock subject to possible redemption amount – accumulated deficit	—	—	—	—	—	5,749,511	5,749,511
Net income	—	—	—	—	—	1,617,710	1,617,710
Balance – June 30, 2022 (Unaudited)	—	$—	4,312,500	$431	$—	$(3,680,417)	$(3,679,986)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DUNE ACQUISITION CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,
	2023	2022
Cash Flows from Operating Activities:
Net income	$650,397	$4,880,057
Adjustments to reconcile net income to net cash used in operating activities:
Change in fair value of derivative warrant liabilities	404,250	(5,929,000)
Forgiveness of deferred underwriting commission allocated to warrants	—	(287,989)
Income on investments held in trust account	(200,639)	(224,219)
Changes in operating assets and liabilities:
Prepaid expenses	(40,000)	57,723
Receivable from settlement	2,750,000	—
Accounts payable	(1,689,189)	258,731
Accrued expenses	(1,952,327)	1,041,731
Due to related party	—	(29,311)
Franchise tax payable	(117,022)	(70,522)
Income tax payable	—	6,535
Net cash used in operating activities	(194,530)	(296,264)

Cash Flows from Investing Activities
Investment income released from trust account to pay for taxes	208,000	256,436
Withdrawal for redemption payment	—	160,679,460
Net cash provided by investing activities	208,000	160,935,896

Cash Flows from Financing Activities
Offering costs paid	—	(70,000)
Payment of Class A common stock subject to possible redemption	—	(160,679,460)
Net cash used in financing activities	—	(160,749,460)

Net change in cash	13,470	(109,828)
Cash – beginning of the period	313	116,140
Cash – end of the period	$13,783	$6,312

Supplemental disclosure of noncash financing activities:
Extinguishment of deferred underwriting commissions allocated to public shares	$—	$5,749,511

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 1 – Description of Organization and Business Operations

Organization and General

Dune Acquisition Corporation (the “Company” or “Dune”) is a blank check company incorporated in Delaware on June 18, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “business combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

The company has the following wholly-owned subsidiaries: Dune Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Dune Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), and Global Gas Holdings LLC, a Delaware limited liability company (“Holdings”).

As of June 30, 2023, the Company had not commenced any operations. All activity for the period from June 18, 2020 (inception) through June 30, 2023 relates to the Company’s formation and the Company’s December 2020 initial public offering (the “initial public offering”) and, since the closing of the initial public offering on December 22, 2020, the search for a prospective initial business combination. The Company will not generate any operating revenues until after the completion of its initial business combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the initial public offering.

Proposed Business Combination with Global Hydrogen

On May 14, 2023, the Company entered into a Unit Purchase Agreement (the “Purchase Agreement”), by and among Holdings, a direct, wholly-owned subsidiary of the Company, Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), William Bennett Nance, Jr., an individual (“W. Nance”), Sergio Martinez, an individual (“S. Martinez”), and Barbara Guay Martinez, an individual (“B. Martinez” and, together with W. Nance and S. Martinez, the “Sellers”). The Purchase Agreement contains customary representations and warranties of the parties.

The board of directors of the Company (the “Board”) has unanimously (i) approved and declared advisable the Purchase Agreement and the other transactions contemplated thereby (the “Business Combination”) and (ii) resolved to recommend approval of the Purchase Agreement and related matters by the stockholders of the Company. W. Nance, the Founder and Chief Executive Officer of Global Hydrogen, is also a director of the Company. Mr. Nance was recused from, and did not participate in, the consideration or approval of the Purchase Agreement and the Business Combination by the Board.

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the closing of the Business Combination (the “Closing”), (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders (“Dune Stockholder Redemptions”)), and in exchange therefor, Holdings will issue to Dune a number of common equity units of Holdings (“Holdings Common Units”) which will equal the number of total shares of Class A common stock, par value $0.0001 per share, issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by the Company between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the limited liability company equity interests of Global Hydrogen (“Global Hydrogen Units”) to Holdings in exchange for shares of Class B common stock, par value $0.0001 per share (together with Class A common stock, “Dune Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Class B common stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio (as defined below), and (iii) Dune will change its name to Global Gas Corporation (“New

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 1 – Description of Organization and Business Operations (cont.)

Global”) and New Global will be the publicly traded reporting company in an “Up-C” structure (clauses (i) through (iii) collectively, and together with the Combination Transactions and the other transactions contemplated by the Purchase Agreement, being referred to collectively hereafter as the “Transactions”).

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller will be transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Class B common stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the exchange ratio (the “Company Exchange Ratio”) determined by dividing (A) the quotient of $57,500,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of shares of Class B common stock to be received by such Seller pursuant to clause (i) hereof.

Sponsor and Financing

The Company’s sponsor is Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s initial public offering was declared effective on December 17, 2020. On December 22, 2020, the Company consummated its initial public offering of 17,250,000 units (the “units”), including the issuance, with respect to the Class A common stock included in the units being offered (the “public shares”), of 2,250,000 additional units to cover over-allotments, at $10.00 per unit, generating gross proceeds of $172.5 million, and incurring offering costs of approximately $10.0 million, of which approximately $6.0 million was for deferred underwriting commissions.

Simultaneously with the closing of the initial public offering, the Company consummated the private placement (“private placement”) of 4,850,000 warrants (each, a “private placement warrant” and, collectively, the “private placement warrants”) at a price of $1.00 per private placement warrant to the Sponsor, generating proceeds of approximately $4.9 million (Note 4).

Trust Account

Upon the closing of the initial public offering and the private placement, $172.5 million ($10.00 per unit) of the net proceeds of the initial public offering and certain of the proceeds of the private placement were held in a trust account (the “trust account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee and, until December 2022, were invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the trust account as described below. On December 15, 2022, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more interest-bearing demand deposit accounts) until the earlier of the consummation of a business combination or our liquidation. As of June 30, 2023, there was $11,963,187 in investments and cash held in the trust account, which includes interest income available to the Company for franchise and income tax obligations of approximately $143,000. As of June 30, 2023, the funds in the trust account were held solely in an interest-bearing demand deposit account.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 1 – Description of Organization and Business Operations (cont.)

June 2022 Extension Special Meeting of Stockholders

On June 14, 2022, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to extend the date by which the Company must complete a business combination from June 22, 2022 to December 22, 2023.

In connection with the Special Meeting, stockholders holding 16,409,033 public shares exercised their right to redeem such shares for a pro rata portion of the funds held in the trust account, which would have resulted in (i) approximately $164.1 million (approximately $10.00 per share) being removed from the trust account to pay such holders, (ii) approximately $8.4 million remaining in the trust account and (iii) 5,153,467 shares of common stock outstanding (including 840,967 public shares and 4,312,500 Founder Shares (as defined in Note 4)).

On June 15 and 16, 2022, the Company consented to requests to reverse the redemptions of an aggregate of 341,087 public shares. As a result of such redemption reversals, (i) stockholders holding an aggregate of 16,067,946 public shares exercised and have not reversed their right to redeem such shares for a pro rata portion of the funds held in the trust account, (ii) approximately $160.7 million (approximately $10.00 per share) was removed from the trust account to pay such holders, (iii) approximately $11.8 million remained in the trust account and (iv) 5,494,554 shares of common stock remained outstanding (including 1,182,054 public shares and 4,312,500 Founder Shares).

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the initial public offering and the sale of private placement warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a business combination. There is no assurance that the Company will be able to complete a business combination successfully. The Company must complete one or more initial business combinations having an aggregate fair market value of at least 80% of the net assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of signing a definitive agreement in connection with the initial business combination. However, the Company will only complete a business combination if the post-transaction company owns or acquires 50% or more of the voting securities of the Target (as defined below) or otherwise acquires a controlling interest in the Target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide the holders of the public shares (the “public stockholders”) with the opportunity to redeem all or a portion of their public shares upon the completion of a business combination either (i) in connection with a stockholder meeting called to approve the business combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a business combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their public shares for a pro rata portion of the amount then held in the trust account (initially anticipated to be $10.00 per public share). These public shares are recorded at a redemption value and classified as temporary equity in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” The Company will proceed with a business combination if a majority of the shares voted are voted in favor of the business combination. The Company will not redeem the public shares in an amount that would cause its net tangible assets to be less than $5,000,001. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a business combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholders may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a business combination, the

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 1 – Description of Organization and Business Operations (cont.)

initial stockholders (as defined below) agreed to vote their Founder Shares and any public shares purchased during or after the initial public offering in favor of a business combination. In addition, the initial stockholders agreed to waive their redemption rights with respect to their Founder Shares and public shares in connection with the completion of a business combination.

The Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the public shares, without the prior consent of the Company.

The Sponsor and the Company’s officers and directors (the “initial stockholders”) agreed not to propose an amendment to the Certificate of Incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete a business combination within the Combination Period (as defined below) or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their public shares in conjunction with any such amendment.

If the Company is unable to complete a business combination within 36 months from the closing of the initial public offering, or December 22, 2023 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders agreed to waive their rights to liquidating distributions from the trust account with respect to the Founder Shares if the Company fails to complete a business combination within the Combination Period. However, if the initial stockholders acquire public shares in or after the initial public offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if the Company fails to complete a business combination within the Combination Period. The underwriters agreed to waive their rights to the deferred underwriting commission held in the trust account in the event the Company does not complete a business combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the trust account that will be available to fund the redemption of the public shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including trust account assets) will be only $10.00. In order to protect the amounts held in the trust account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement (a “Target”), reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public shares due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or Target that executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company will seek to reduce the possibility that the Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 1 – Description of Organization and Business Operations (cont.)

all vendors, service providers, except for the Company’s independent registered public accounting firm, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

Proposed Business Combination with TradeZero

On October 12, 2021, the Company entered into an Agreement and Plan of Merger (the “TradeZero Merger Agreement”), by and among the Company, Merger Sub, a direct, wholly-owned subsidiary of the Company, Merger Sub II, a direct, wholly-owned subsidiary of the Company, and TradeZero Holding Corp., a Delaware corporation (“TradeZero”).

Dispute Relating to the Business Combination with TradeZero

On April 1, 2022, the Company, along with Merger Sub, Merger Sub II and the Sponsor (collectively, the “Dune Plaintiffs”) filed a four-count complaint in the Delaware Court of Chancery against TradeZero and Messrs. Pipitone, Ferrara, Muscatella, Choi, Koslow, Caruso and Corriveau (collectively, the “TradeZero Defendants”), each of whom are part of TradeZero’s management team. The Dune Plaintiffs asserted claims for breach of contract, fraudulent inducement, fraudulent misrepresentation and unjust enrichment against the TradeZero Defendants. On May 3, 2022, after careful consideration and consultation with the Company’s management and outside legal advisors, the Board, who had previously unanimously endorsed and approved of the business combination with TradeZero, announced that it had changed its recommendation to the Company’s stockholders and then unanimously recommended that the Company’s stockholders vote against the business combination with TradeZero. On May 5, 2022, the TradeZero Defendants filed a motion to dismiss the Dune Plaintiffs’ lawsuit; on July 8, 2022, the Company filed an amended complaint; and on July 22, 2022, TradeZero filed a motion to dismiss the amended complaint.

On July 13, 2022, the Company received a notice from TradeZero that purported to terminate the TradeZero Merger Agreement pursuant to Sections 10.01(c) and 10.01(i) thereof (the “Purported Termination Notice”). On July 15, 2022, the Company sent a letter to TradeZero in response to the Purported Termination Notice stating, among other things, that TradeZero is not permitted to terminate the TradeZero Merger Agreement because of TradeZero’s breaches of, and failure to perform under, the TradeZero Merger Agreement.

On December 28, 2022, the Dune Plaintiffs entered into a Settlement Agreement and Release (the “Settlement Agreement”) with the TradeZero Defendants, pursuant to which (i) the Company and TradeZero mutually agreed to terminate the TradeZero Merger Agreement and (ii) the Dune Plaintiffs and the TradeZero Defendants agreed to a mutual release of all claims related to the TradeZero Merger Agreement, the transactions contemplated thereby, and the lawsuit filed by the Dune Plaintiffs against TradeZero Defendants in the Delaware Court of Chancery, in each case effective upon receipt in full by the Dune Plaintiffs from the insurers of the TradeZero Defendants of $5,000,000 in settlement consideration within 15 business days of the date of the Settlement Agreement. The Company received its portion of the settlement consideration in the amount of $2.75 million in January 2023.

For additional information regarding the TradeZero Merger Agreement and the Settlement Agreement, see the Company’s Current Reports on Form 8-K filed with the SEC on October 12, 2021, January 26, 2022, July 15, 2022 and December 30, 2022 and the Company’s preliminary proxy statement (as amended), initially filed with the SEC on January 26, 2022.

Liquidity, Capital Resources and Going Concern

As of June 30, 2023, the Company had approximately $14,000 in cash in its operating account and a working capital deficit of approximately $773,000 (excluding tax obligations of approximately $178,000 that may be paid using investment income earned from the trust account).

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 1 – Description of Organization and Business Operations (cont.)

The Company’s liquidity needs prior to the consummation of the initial public offering were satisfied through the payment of $25,000 from the Sponsor to purchase Founder Shares, and loan proceeds from the Sponsor of approximately $31,000 under the Note (as defined in Note 4). The Company repaid the loan in full on December 22, 2020. Subsequent to the consummation of the initial public offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the initial public offering and the private placement held outside of the trust account. In addition, the Company’s portion of the settlement of the lawsuit with the TradeZero Defendants pursuant to the Settlement Agreement in the amount of $2.75 million was received in January 2023, substantially all of which was subsequently used to pay certain accounts payable and expenses of the Company.

In connection with the Company’s assessment of going concern considerations in accordance with FASB Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” the Company has until December 22, 2023 to consummate a business combination. It is uncertain that the Company will be able to consummate a business combination by this time. Management has determined that the liquidity position, mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. Management intends to complete the business combination prior to the liquidation date. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 22, 2023. The Company intends to complete a proposed business combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 22, 2023.

Risks and Uncertainties

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy are not determinable as of the date of these unaudited condensed consolidated financial statements and the specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these unaudited condensed consolidated financial statements.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a business combination, extension vote or otherwise will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 1 – Description of Organization and Business Operations (cont.)

On December 27, 2022, the Treasury and Internal Revenue Service issued Notice 2023-2 (the “Notice”), which provided interim guidance regarding the application of the corporate stock repurchase excise tax until the issuance of proposed regulations. The Notice excluded the distributions from a complete liquidation of a corporation from the base of the excise tax. The Notice also excludes from the scope of the excise tax any distribution made during the taxable year in which a corporation fully liquidates and dissolves, even if a distribution precedes the formal decision to liquidate.

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s, or its Target’s, financial position, results of its operations and/or completion of the business combination, the specific impact is not readily determinable as of the date of these unaudited condensed consolidated financial statements. The unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X and pursuant to the rules and regulations of the SEC. Accordingly, certain disclosures included in the annual consolidated financial statements have been condensed or omitted from these unaudited condensed consolidated financial statements as they are not required for interim financial statements under GAAP and the rules of the SEC. In the opinion of management, the unaudited condensed consolidated financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented. Operating results for the three and six months ended June 30, 2023, and since inception are not necessarily indicative of the results that may be expected through December 31, 2023, or any future period. Certain prior year amounts, in the unaudited condensed consolidated statements of cash flows, have been reclassified for consistency with current year presentation. These reclassifications had no effect on the reported results of operations.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Annual Report on Form 10-K/A filed by the Company with the SEC on July 17, 2023.

Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies (cont.)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s condensed consolidated financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of unaudited condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the unaudited condensed consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these unaudited condensed consolidated financial statements is the determination of the fair value of the derivative warrant liabilities. Such estimates may be subject to change as more current information becomes available and accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of June 30, 2023 and December 31, 2022.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000, and investments held in the trust account. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Investments Held in the Trust Account

The Company’s portfolio of investments is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. When the Company’s investments held in the trust account are comprised of U.S. government securities, the investments are classified as trading securities. When the Company’s investments held in the trust account are comprised of money market funds, the investments are recognized at fair value. Trading securities and investments in money market funds are presented on the condensed consolidated balance sheets at fair value at the

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies (cont.)

end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in income on investments held in the trust account in the accompanying condensed consolidated statements of operations. The estimated fair values of investments held in the trust account are determined using available market information.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers consist of:

•        Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•        Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•        Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC Topic 820, “Fair Value Measurements,” equals or approximates the carrying amounts represented in the condensed consolidated balance sheets, except for derivative warrant liabilities (see Note 9).

Offering Costs Associated with the Initial Public Offering

Offering costs consisted of legal, accounting, underwriting fees and other costs incurred that were directly related to the initial public offering. Offering costs are allocated to the separable financial instruments issued in the initial public offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with derivative warrant liabilities were expensed as incurred, presented as non-operating expenses in the condensed consolidated statements of operations. Offering costs associated with the public shares were charged against the carrying value of the shares of Class A common stock upon the completion of the initial public offering. The Company classifies deferred underwriting commissions as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.

Derivative Warrant Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies (cont.)

The warrants to purchase Class A common stock issued in connection with the initial public offering (the “public warrants”) and the private placement warrants are recognized as derivative liabilities in accordance with ASC 815. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjust the instruments to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s unaudited condensed consolidated statements of operations. The initial fair value of the public warrants has been measured at fair value using a Monte Carlo simulation model. Subsequent to the public warrants being traded on an active market, the fair value of the public warrants has been based on the observable listed prices for such warrants. The fair value of the private placement warrants was estimated using Black-Scholes. The determination of the fair value of the warrant liability may be subject to change as more current information becomes available and accordingly the actual results could differ significantly. Derivative warrant liabilities are classified as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Shares of conditionally redeemable Class A common stock (including Class A common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares of Class A common stock are classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of June 30, 2023 and December 31, 2022, a total of 1,182,054 shares of Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s condensed consolidated balance sheets.

Under ASC 480-10-S99, the Company has elected to recognize changes in the redemption value immediately as they occur and adjust the carrying value of the security to equal the redemption value at the end of the reporting period. This method would view the end of the reporting period as if it were also the redemption date of the security. Effective with the closing of the initial public offering, the Company recognized the accretion from initial book value to redemption amount, which resulted in charges against additional paid-in capital (to the extent available) and accumulated deficit.

Net (Loss) Income Per Share of Common Stock

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” The Company has two classes of shares, which are referred to as Class A common stock and Class B common stock. Income and losses are shared pro rata between the two classes of shares. This presentation assumes a business combination as the most likely outcome. Net (loss) income per share of common stock is calculated by dividing the net (loss) income by the weighted average shares of common stock outstanding for the respective period.

The calculation of diluted net (loss) income does not consider the effect of the warrants underlying the units  sold in the initial public offering (including the consummation of the over-allotment) and the private placement warrants to purchase an aggregate of 13,475,000 shares of Class A common stock in the calculation of diluted (loss) income per share of common stock, because their exercise is contingent upon future events. As a result, diluted net (loss) income per share is the same as basic net income per share of common stock for the three and six months ended June 30, 2023 and 2022. Accretion associated with the redeemable Class A common stock is excluded from earnings per share as the redemption value approximates fair value.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies (cont.)

The tables below present a reconciliation of the numerator and denominator used to compute basic and diluted net (loss) income per share for each class of common stock:

	For the Three Months Ended June 30,
	2023		2022
	Class A	Class B	Class A	Class B
Basic and diluted net (loss) income per common stock:
Numerator:
Allocation of net (loss) income	$(120,026)	$(437,890)	$1,265,311	$352,399

Denominator:
Basic and diluted weighted average common stock outstanding	1,182,054	4,312,500	15,484,292	4,312,500
Basic and diluted net (loss) income per common stock	$(0.10)	$(0.10)	$0.08	$0.08
	For the Six Months Ended June 30,
	2023		2022
	Class A	Class B	Class A	Class B
Basic and diluted net income per common stock:
Numerator:
Allocation of net income	$139,921	$510,476	$3,862,138	$1,017,919

Denominator:
Basic and diluted weighted average common stock outstanding	1,182,054	4,312,500	16,362,268	4,312,500
Basic and diluted net income per common stock	$0.12	$0.12	$0.24	$0.24

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the unaudited condensed consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and the measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies (cont.)

Recent Accounting Pronouncements

In June 2022, the FASB issued ASU 2022-03, ASC Subtopic 820, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU amends ASC 820 to clarify that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. The ASU applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in this ASU are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. The Company is still evaluating the impact of this pronouncement on the unaudited condensed consolidated financial statements.

The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s unaudited condensed consolidated financial statements.

Note 3 – Initial Public Offering

Public Units

In the initial public offering, which closed December 22, 2020, the Company sold 17,250,000 units, including the issuance of 2,250,000 units as a result of the underwriters’ exercise of their over-allotment option in full, at a price of $10.00 per unit. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant (each whole warrant, a “warrant”). Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. Each warrant will become exercisable on the later of 30 days after the completion of the Company’s initial business combination and 12 months from the closing of the initial public offering. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation.

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. The Company issued 2,250,000 units in connection with the underwriters’ exercise of the over-allotment option in full.

Note 4 – Related Party Transactions

Founder Shares

On July 10, 2020, the Sponsor purchased 3,737,500 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”), for an aggregate price of $25,000. On December 17, 2020, pursuant to the Certificate of Incorporation, each Founder Share outstanding immediately prior to December 17, 2020 was converted into one and two-thirteenths (1 2/13) Founder Shares, resulting in an aggregate of 4,312,500 Founder Shares outstanding. The initial stockholders agreed to forfeit up to 562,500 Founder Shares to the extent that the overallotment option was not exercised in full by the underwriters, so that the Founder Shares would represent 20% of the Company’s issued and outstanding shares after the initial public offering. The underwriter exercised its over-allotment option in full on December 22, 2020; thus, these 562,500 Founder Shares were no longer subject to forfeiture. The Founder Shares are identical to the shares of Class A common stock included in the units sold in the initial public offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

The initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of (A) one year after the completion of the initial business combination or earlier if, subsequent to the initial business combination, the closing price of the Class A common stock equals or exceeds $12.00

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 4 – Related Party Transactions (cont.)

per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading-day period commencing at least 150 days after the initial business combination, and (B) the date following the completion of the initial business combination on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their Class A common stock for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the initial public offering, the Company consummated the private placement of 4,850,000 private placement warrants at a price of $1.00 per private placement warrant to the Sponsor, generating proceeds of $4,850,000. Each private placement warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share. A portion of the proceeds from the sale of the private placement warrants to the Sponsor was added to the proceeds from the initial public offering held in the trust account such that at closing of the initial public offering, $172,000,000 was placed in the trust account.

The private placement warrants (including the shares of common stock issuable upon exercise of the private placement warrants) are not transferable, assignable or salable until 30 days after the completion of the initial business combination and they are non-redeemable and exercisable on a cashless basis so long as they are held by the initial purchasers of the private placement warrants or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers of the private placement warrants or their permitted transferees, the private placement warrants will be redeemable for cash by the Company and exercisable by such holders on the same basis as the warrants included in the units sold in the initial public offering. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the initial public offering and have no net cash settlement provisions.

If the Company does not complete a business combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the Sponsor will expire worthless.

Related Party Loans

On June 18, 2020, the Sponsor agreed to loan the Company an aggregate of up to $200,000 to cover expenses related to the initial public offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable upon the completion of the initial public offering. The Company borrowed approximately $31,000 under the Note and fully repaid the Note in full on December 22, 2020. Subsequent to the repayment, the facility was no longer available to the Company.

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “working capital loans”). If the Company completes a business combination, the Company will repay the working capital loans out of the proceeds of the trust account released to the Company. Otherwise, the working capital loans would be repaid only out of funds held outside the trust account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the working capital loans, but no proceeds held in the trust account would be used to repay the working capital loans. The working capital loans would either be repaid upon consummation of a business combination or, at the lenders’ discretion, up to $1,500,000 of such working capital loans may be convertible into warrants of the post-business combination entity at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such working capital loans, if any, have not been determined and no written agreements exist with respect to such loans. As of June 30, 2023 and December 31, 2022, the Company had no borrowings under working capital loans.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 4 – Related Party Transactions (cont.)

Promissory Note – Related Party

On June 21, 2023, the Company issued an unsecured promissory note (the “Sponsor Note”) to the Sponsor, which provides for borrowings from time to time of up to an aggregate of $300,000 that may be drawn by the Company and used for working capital purposes and to pay expenses related to the Business Combination, previously announced on May 15, 2023. The Sponsor Note does not bear interest and is payable on the earlier of December 31, 2023 and the completion of the Business Combination. The Sponsor Note is subject to customary events of default, the occurrence of any of which automatically triggers the unpaid principal balance of the Sponsor Note and all other sums payable with regard to the Sponsor Note to become immediately due and payable. As of June 30, 2023, the Company has not borrowed any funds under the Sponsor Note.

Administrative Services Agreement

Commencing on the date that the Company’s securities were first listed on Nasdaq until the earlier of the Company’s consummation of a Business Combination or the Company’s liquidation, the Company agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of the Company’s management team. For the three and six months ended June 30, 2023, the Company had incurred $30,000 and $60,000 in administrative services expenses under this agreement, respectively. For the three and six months ended June 30, 2022, the Company had incurred $30,000 and $60,000 in administrative services expenses under this agreement, respectively. As of June 30, 2023 and December 31, 2022, the Company had $80,000 and $0 outstanding, respectively, for services in connection with such agreement due to related parties within Accounts payable on the accompanying condensed consolidated balance sheets.

The Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s audit committee will review on a quarterly basis all payments that were made by the Company to the Sponsor, officers or directors of the Company, or any of their affiliates. For the three and six months ended June 30, 2023, amounts reimbursed to the Sponsor, officers and directors and recorded as travel expenses within general and administrative expenses in the statements of operations were $11,914 and $23,296, respectively. For the three and six months ended June 30, 2022, amounts reimbursed to the Sponsor, officers and directors and recorded as travel expenses within general and administrative expenses in the statements of operations were $9,381 and $21,054, respectively. As of June 30, 2023 and December 31, 2022, there were $1,500 due to a related party.

Note 5 – Commitments and Contingencies

Registration Rights

The holders of Founder Shares, private placement warrants and warrants that may be issued upon conversion of working capital loans, if any, (and any underlying securities) are entitled to registration rights pursuant to a registration rights agreement. These holders are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. On December 22, 2020 Company issued 2,250,000 units in connection with the underwriters’ exercise of the over-allotment option

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 5 – Commitments and Contingencies (cont.)

in full. The Company paid an underwriting discount of $3,450,000 ($0.20 per unit sold) to the underwriters at the closing of the initial public offering on December 22, 2020, with an additional fee (the “Deferred Discount”) of $6,037,500 ($0.35 per unit sold) payable upon the Company’s completion of an initial business combination.

On June 14, 2022, the Company entered into a letter agreement (the “Amendment Letter”) with Cantor Fitzgerald & Co. (“Cantor”) to amend that certain underwriting agreement, dated December 17, 2020, by and between the Company and Cantor, as representative of the several underwriters named therein, pursuant to which Cantor agreed to waive in full the Deferred Discount. Pursuant to the Amendment Letter, the Company agreed to grant Cantor with a right of first refusal to act as the Company’s capital markets advisor with an advisory fee of $3,800,000, subject to the conditions described in the Amendment Letter.

Other income from write-off of legal fees

In accordance with ASC 405, the Company derecognized its liabilities relating to certain legal fees that were incurred in relation to a failed acquisition. This occurred during the three months ended March 31, 2023 as this is when Dune received legal release from the respective creditors. It was recorded in other income (loss) as it did not relate to any debt or equity financing.

Note 6 – Derivative Warrant Liabilities

As of June 30, 2023 and December 31, 2022, the Company had 8,625,000 and 4,850,000 public warrants and private placement warrants outstanding, respectively.

Public warrants may only be exercised for a whole number of shares. No fractional public warrants will be issued upon separation of the units and only whole public warrants will trade. The public warrants will become exercisable on the later of (a) 30 days after the completion of a business combination or (b) 12 months from the closing of the initial public offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the public warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their public warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a business combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the public warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the public warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless” basis, and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The public warrants will expire five years after the completion of a business combination or earlier upon redemption or liquidation.

If (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Board and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder Shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance), (the “Newly Issued Price”) (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial business combination

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 6 – Derivative Warrant Liabilities (cont.)

on the date of the consummation of the initial business combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading-day period starting on the trading day after the day on which the Company consummates the initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price of the warrants will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The private placement warrants are identical to the public warrants, except that the private placement warrants and the shares of Class A common stock issuable upon exercise of the private placement warrants will not be transferable, assignable or salable until 30 days after the completion of a business combination, subject to certain limited exceptions. Additionally, the private placement warrants will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the private placement warrants are held by someone other than the Sponsor or its permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.

The Company may call the public warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon a minimum of 30 days’ prior written notice of redemption; and

•        if, and only if, the last sales price of the Class A common stock equals or exceeds $18.00 per share on each of 20 trading days within the 30 trading-day period ending on the third business day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement.

If the Company is unable to complete a business combination within the Combination Period and the Company liquidates the funds held in the trust account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the trust account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 7 – Class A Common Stock Subject to Possible Redemption

The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of future events. The Company is authorized to issue 380,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of the Company’s Class A common stock are entitled to one vote for each share. As of June 30, 2023 and December 31, 2022, there were 1,182,054 shares of Class A common stock outstanding, which were all subject to possible redemption and classified outside of permanent equity in the condensed consolidated balance sheets.

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 7 – Class A Common Stock Subject to Possible Redemption (cont.)

The Class A common stock subject to possible redemption reflected on the condensed consolidated balance sheets is reconciled on the following table:

Gross proceeds	$172,500,000
Less:
Fair value of public warrants at issuance	(8,226,780)
Offering costs allocated to Class A common stock subject to possible redemption	(9,544,063)
Plus:
Accretion on Class A common stock subject to possible redemption amount	17,770,843
Class A common stock subject to possible redemption, December 31, 2021	172,500,000
Less:
Redemption of Class A common stock subject to possible redemption	(160,679,460)
Adjustment for accretion of Class A common stock subject to possible redemption amount	(5,749,511)
Plus:
Waiver of offering costs allocated to Class A common stock subject to possible redemption	5,749,511
Class A common stock subject to possible redemption, December 31, 2022	11,820,540
Plus:
Accretion on Class A common stock subject to possible redemption amount	—
Class A common stock subject to possible redemption, June 30, 2023	$11,820,540

Note 8 – Stockholders’ Deficit

Preferred Stock – The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Board. As of June 30, 2023 and December 31, 2022, there were no shares of preferred stock issued and outstanding.

Class A Common Stock – The Company is authorized to issue 380,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of June 30, 2023 and December 31, 2022, there were 1,182,054 shares of Class A common stock issued and outstanding, all of which were subject to possible redemption and have been classified as temporary equity (see Note 7).

Class B Common Stock (Founder Shares) – The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. As of June 30, 2023 and December 31, 2022, there were 4,312,500 shares of Class B common stock issued and outstanding (see Note 4).

Stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Holders of Class A common stock and holders of Class B common stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law.

The Class B common stock will automatically convert into Class A common stock at the time of the initial business combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional shares of Class A common stock or equity-linked securities are issued or deemed issued in connection with the initial business combination, the number of shares of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of shares of Class A common stock outstanding after such conversion (after giving effect to any redemptions of shares of Class A common stock by public stockholders), including the total number of shares of Class A common stock issued, or deemed issued or issuable upon

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 8 – Stockholders’ Deficit (cont.)

conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any shares of Class A common stock or equity-linked securities or rights exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in the initial business combination and any private placement warrants issued to the Sponsor, officers or directors upon conversion of working capital loans, provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

Note 9 – Fair Value Measurements

The public warrants were initially measured utilizing a Monte Carlo simulation model, and the private placement warrants were measured utilizing a Black-Scholes model. Subsequently when the public warrants were separately listed and traded in an active market, the public warrants have been measured at fair value utilizing their listed trading price. The estimated fair value of private placement warrants as of June 30, 2023 and December 31, 2022 was based on the fair value of the public warrants.

For the three and six months ended June 30, 2023, the Company recognized a gain/(loss) from a decrease/(increase) in the fair value of liabilities of approximately $270,000 and ($404,000), respectively, presented as a change in fair value of derivative warrant liabilities in the accompanying unaudited condensed consolidated statements of operations. For the three and six months ended June 30, 2022, the Company recognized a gain from a decrease in the fair value of liabilities of approximately $2.3 million and $5.9 million, respectively, presented as a change in fair value of derivative warrant liabilities in the accompanying unaudited condensed consolidated statements of operations.

The following tables present information about the Company’s financial assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2023 and December 31, 2022 by level within the fair value hierarchy:

June 30, 2023

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Liabilities:
Derivative warrant liabilities – public	$—	$345,000	$—
Derivative warrant liabilities – private placement	$—	$194,000	$—

December 31, 2022

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Liabilities:
Derivative warrant liabilities – public	$86,250	$—	$—
Derivative warrant liabilities – private placement	$—	$48,500	$—

As of June 30, 2023 and December 31, 2022, the trust assets were all held in cash.

Transfers to/from Levels 1, 2 and 3 are recognized at the beginning of the reporting period. The estimated fair value of public warrants was transferred from a Level 3 fair value measurement to a Level 1 measurement when the public warrants were separately listed and traded in February 2021. The estimated fair value of the private placement warrants was transferred from a Level 3 fair value measurement to a Level 2 measurement on July 1, 2022. As the transfer of private placement warrants to anyone who is not a permitted transferee would result in the private placement

DUNE ACQUISITION CORPORATION
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023

Note 9 – Fair Value Measurements (cont.)

warrants having substantially the same terms as the public warrants, the Company determined that the fair value of each private placement warrant is equivalent to that of each public warrant. The estimated fair value of the public warrants was transferred from a Level 1 fair value measurement to a Level 2 measurement on April 1, 2023. There were no other transfers to/from Levels 1, 2, and 3 during the three and six months ended June 30, 2023 and 2022.

The changes in the fair value of the derivative warrant liabilities, measured using Level 3 inputs, for the three and six months ended June 30, 2022 are summarized as follows:

2022
Derivative warrant liabilities as of January 1	$134,750
Transfer out of Level 3, public warrants start trading	—
Change in fair value of derivative warrant liabilities – Level 3	673,750
Derivative warrant liabilities as of March 31 – Level 3	808,500
Change in fair value of derivative warrant liabilities – Level 3	(269,500)
Derivative warrant liabilities as of June 30 – Level 3	$539,000

Note 10 – Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date the unaudited condensed consolidated financial statements were issued. Based upon this review, other than described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

Dune Acquisition Corporation:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Dune Acquisition Corporation (the “Company”) as of December 31, 2022 and 2021, the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Restatement of Financial Statements

As discussed in Note 2 to the consolidated financial statements, management concluded that the previously issued audited consolidated financial statements for the year ended December 31, 2022 should be restated to correct the consolidated statement of stockholders’ deficit as the net income was not properly reflecting the amount as stated on the consolidated statements of operations.

As discussed in Note 2A to the consolidated financial statements, the Company previously accounted for its deferred underwriting fee waiver as a forgiveness of debt and recorded a gain on its statements of operations. Management has since re-evaluated its accounting treatment for the forgiveness and has determined that the forgiveness should have been treated as a credit to stockholders’ deficit. Accordingly, the 2022 unaudited interim condensed consolidated financial statements have been restated within Note 2A to correct the accounting and related disclosure for the forgiveness of the deferred underwriting fee.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, if the Company is unable to raise additional funds to alleviate liquidity needs and complete a business combination by December 22, 2023, then the Company will cease all operations except for the purpose of liquidating. The liquidity condition and date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2020.

New York, New York

April 7, 2023 Except for Note 2, as to which the date is July 14, 2023.

PCAOB ID Number 100

DUNE ACQUISITION CORPORATION
CONSOLIDATED BALANCE SHEETS

	December 31, 2022	December 31, 2021
Assets:
Current assets:
Cash	$313	$116,140
Prepaid expenses	—	92,473
Receivable from settlement	2,750,000	—
Total current assets	2,750,313	208,613
Cash and investments held in Trust Account	11,970,547	172,543,076
Total Assets	$14,720,860	$172,751,689

Liabilities, Class A Common Stock Subject to Possible Redemption and Stockholders’ Deficit:
Current liabilities:
Accounts payable	$1,864,900	$131,853
Accrued expenses	2,602,327	1,598,232
Due to related party	1,500	30,811
Franchise tax payable	216,250	160,097
Income tax payable	78,561	—
Total current liabilities	4,763,538	1,920,993
Deferred underwriting commissions	—	6,037,500
Derivative warrant liabilities	134,750	6,602,750
Total liabilities	4,898,288	14,561,243

Commitments and Contingencies

Class A common stock subject to possible redemption, $0.0001 par value; 1,182,054 and 17,250,000 shares issued and outstanding at $10.00 per share at redemption as of December 31, 2022 and 2021, respectively	11,820,540	172,500,000

Stockholders’ Deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued or outstanding as of December 31, 2022 and 2021	—	—
Class A common stock, $0.0001 par value; 380,000,000 shares authorized; no non-redeemable shares issued or outstanding as of December 31, 2022 and 2021	—	—
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 4,312,500 shares issued and outstanding as of December 31, 2022 and 2021	431	431
Additional paid-in capital	—	—
Accumulated deficit	(1,998,399)	(14,309,985)
Total stockholders’ deficit	(1,997,968)	(14,309,554)
Total Liabilities, Class A Common Stock Subject to Possible Redemption and Stockholders’ Deficit	$14,720,860	$172,751,689

The accompanying notes are an integral part of these consolidated financial statements.

DUNE ACQUISITION CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2022	2021
General and administrative expenses	$2,882,820	$2,215,708
General and administrative expenses – related party	120,000	120,000
Franchise tax expense	225,903	204,258
Total operating expenses	(3,228,723)	(2,539,966)
Other income (expenses):
Change in fair value of derivative warrant liabilities	6,468,000	7,977,860
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	287,989	—
Gain on settlement	2,750,000	—
Interest earned on operating account	4	—
Income on investments held in Trust Account	363,366	110,381
Income before income tax expense	6,640,636	5,548,275
Provision for income tax	78,561	—
Net income	$6,562,075	$5,548,275

Weighted average shares outstanding of Class A common stock, basic and diluted	8,709,777	17,250,000
Basic and diluted net income per share, Class A common stock	$0.50	$0.26
Weighted average shares outstanding of Class B common stock, basic and diluted	4,312,500	4,312,500
Basic and diluted net income per share, Class B common stock	$0.50	$0.26

The accompanying notes are an integral part of these consolidated financial statements.

DUNE ACQUISITION CORPORATION
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021
(AS RESTATED)

	Common Stock				Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – January 1, 2021	—	$—	4,312,500	$431	$—	$(19,858,260)	$(19,857,829)
Net income	—	—	—	—	—	5,548,275	5,548,275
Balance – December 31, 2021	—	—	4,312,500	431	—	(14,309,985)	(14,309,554)
Net income	—	—	—	—	—	6,562,075	6,562,075
Adjustment for accretion of Class A common stock subject to possible redemption amount – accumulated deficit	—	—	—	—	—	5,749,511	5,749,511
Balance – December 31, 2022	—	$—	4,312,500	$431	$—	$(1,998,399)	$(1,997,968)

The accompanying notes are an integral part of these consolidated financial statements.

DUNE ACQUISITION CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2022	2021
Cash Flows from Operating Activities:
Net income	$6,562,075	$5,548,275
Adjustments to reconcile net income to net cash used in operating activities:
Change in fair value of derivative warrant liabilities	(6,468,000)	(7,977,860)
Gain on settlement of deferred underwriting commission	(287,989)	—
Income on investments held in Trust Account	(363,366)	(110,381)
Changes in operating assets and liabilities:
Prepaid expenses	92,473	224,516
Receivable from settlement	(2,750,000)
Accounts payable	1,733,047	(200,410)
Accrued expenses	1,074,095	1,528,232
Due to related party	(29,311)	30,811
Franchise tax payable	56,153	53,198
Income tax payable	78,561	—
Net cash used in operating activities	(302,262)	(903,619)

Cash Flows from Investing Activities
Investment income released from Trust Account to pay for franchise taxes	256,435	78,517
Withdrawal for redemption payment	160,679,460	—
Net cash provided by investing activities	160,935,895	78,517

Cash Flows from Financing Activities:
Offering costs paid	(70,000)	—
Payment of Class A common stock subject to possible redemption	(160,679,460)	—
Net cash used in financing activities	(160,749,460)	—

Net change in cash	(115,827)	(825,102)

Cash – beginning of the period	116,140	941,242
Cash – end of the period	$313	$116,140
Supplemental disclosure of noncash financing activities
Extinguishment of deferred underwriting commissions allocated to Public Shares	$5,749,511	$—

The accompanying notes are an integral part of these consolidated financial statements.

DUNE ACQUISITION CORPORATION

Notes to Consolidated Financial Statements

Note 1 — Description of Organization and Business Operations

Organization and General

Dune Acquisition Corporation (the “Company”) is a blank check company incorporated in Delaware on June 18, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “business combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of December 31, 2022, the Company had not commenced any operations. All activity for the period from June 18, 2020 (inception) through December 31, 2022 relates to the Company’s formation and the initial public offering (the “initial public offering”), described below, and since the closing of the initial public offering, the search for a prospective initial business combination. The Company will not generate any operating revenues until after the completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the initial public offering (as defined below).

Sponsor and Financing

The Company’s sponsor is Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s initial public offering was declared effective on December 17, 2020. On December 22, 2020, the Company consummated its initial public offering of 17,250,000 units (the “units”) and, with respect to the Class A common stock included in the units being offered, (the “public shares”), including 2,250,000 additional units to cover over-allotments (the “Over-Allotment Units”), at $10.00 per unit, generating gross proceeds of $172.5 million, and incurring offering costs of approximately $10.0 million, of which approximately $6.0 million was for deferred underwriting commissions (Note 6).

Simultaneously with the closing of the initial public offering, the Company consummated the private placement (“private placement”) of 4,850,000 warrants (each, a “private placement warrant” and collectively, the “private placement warrants”) at a price of $1.00 per private placement warrant to the Sponsor, generating proceeds of approximately $4.9 million (Note 5).

Trust Account

Upon the closing of the initial public offering and the private placement, $172.5 million ($10.00 per Unit) of the net proceeds of the initial public offering and certain of the proceeds of the private placement was held in a trust account (the “trust account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”) having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the trust account as described below. On December 15, 2022, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more interest-bearing demand deposit accounts) until the earlier of the consummation of a business combination or our liquidation. As of December 31, 2022, the funds in the trust account are held solely in an interest-bearing demand deposit account.

June 2022 Extension Special Meeting of Stockholders

On June 14, 2022, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to extend the date by which the Company must complete a business combination from June 22, 2022 to December 22, 2023.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 1 — Description of Organization and Business Operations (cont.)

In connection with the Special Meeting, stockholders holding 16,409,033 public shares exercised their right to redeem such shares for a pro rata portion of the funds held in the trust account, which would have resulted in (i) approximately $164.1 million (approximately $10.00 per share) being removed from the trust account to pay such holders, (ii) approximately $8.4 million remaining in the trust account and (iii) 5,153,467 shares of common stock outstanding (including 840,967 public shares and 4,312,500 Founder Shares (as defined in Note 5)).

On June 15 and 16, 2022, the Company consented to requests to reverse the redemptions of an aggregate of 341,087 public shares. As a result of such redemption reversals, (i) stockholders holding an aggregate of 16,067,946 public shares exercised and have not reversed their right to redeem such shares for a pro rata portion of the funds held in the trust account, (ii) approximately $160.7 million (approximately $10.00 per share) was removed from the trust account to pay such holders, (iii) approximately $11.8 million remained in the trust account and (iv) 5,494,554 shares of common stock remained outstanding (including 1,182,054 public shares and 4,312,500 Founder Shares).

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the initial public offering and the sale of private placement warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a business combination. There is no assurance that the Company will be able to complete a business combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the net assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of signing a definitive agreement in connection with the initial business combination. However, the Company will only complete a business combination if the post-transaction company owns or acquires 50% or more of the voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide the holders (the “public stockholders”) of the public shares with the opportunity to redeem all or a portion of their public shares upon the completion of a business combination either (i) in connection with a stockholder meeting called to approve the business combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a business combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their public shares for a pro rata portion of the amount then held in the trust account (initially anticipated to be $10.00 per public share). The per-share amount to be distributed to public stockholders who redeem their public shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). These public shares are recorded at a redemption value and classified as temporary equity in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” The Company will proceed with a business combination if a majority of the shares voted are voted in favor of the business combination. The Company will not redeem the public shares in an amount that would cause its net tangible assets to be less than $5,000,001. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Certificate of Incorporation (the “Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a business combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholders may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a business combination, the initial stockholders (as defined below) agreed to vote their Founder Shares (as defined below in Note 5) and any public shares purchased during or after the initial public offering in favor of a business combination. In addition, the initial stockholders agreed to waive their redemption rights with respect to their Founder Shares and public shares in connection with the completion of a business combination.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 1 — Description of Organization and Business Operations (cont.)

The Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% or more of the public shares, without the prior consent of the Company.

The Sponsor and the Company’s officers and directors (the “initial stockholders”) agreed not to propose an amendment to the Certificate of Incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete a business combination within the Combination Period (as defined below) or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their public shares in conjunction with any such amendment.

If the Company is unable to complete a business combination within 36 months from the closing of the initial public offering, or December 22, 2023 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders agreed to waive their rights to liquidating distributions from the trust account with respect to the Founder Shares if the Company fails to complete a business combination within the Combination Period. However, if the initial stockholders acquire public shares in or after the initial public offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if the Company fails to complete a business combination within the Combination Period. The underwriters agreed to waive their rights to the deferred underwriting commission (see Note 6) held in the trust account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the trust account that will be available to fund the redemption of the public shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including trust account assets) will be only $10.00. In order to protect the amounts held in the trust account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a letter of intent, confidentiality or other similar agreement or Business Combination agreement (a “Target”), reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public shares due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or Target that executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company will seek to reduce the possibility that the Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers, except for the Company’s independent registered public accounting firm, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 1 — Description of Organization and Business Operations (cont.)

Proposed Business Combination

On October 12, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Dune Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), Dune Merger Sub II, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary the Company (“Merger Sub II”), and TradeZero Holding Corp., a Delaware corporation (“TradeZero”).

Dispute Relating to the Business Combination with TradeZero

On April 1, 2022, the Company, along with Merger Sub, Merger Sub II and the Sponsor (collectively, the “Dune Plaintiffs”) filed a four-count complaint in the Delaware Court of Chancery against TradeZero and Messrs. Pipitone, Ferrara, Muscatella, Choi, Koslow, Caruso and Corriveau (together, the “TradeZero Defendants”), each of whom are part of TradeZero’s management team. The Dune Plaintiffs asserted claims for breach of contract, fraudulent inducement, fraudulent misrepresentation and unjust enrichment against the TradeZero Defendants. On May 3, 2022, after careful consideration and consultation with the Company’s management and outside legal advisors, the Company’s board of directors (the “Board”), who had previously unanimously endorsed and approved of the business combination with TradeZero, announced that it had changed its recommendation to the Company’s stockholders and then unanimously recommended that the Company’s stockholders vote against the business combination with TradeZero. On May 5, 2022, the TradeZero Defendants filed a motion to dismiss the Dune Plaintiffs’ lawsuit; on July 8, 2022, the Company filed an amended complaint; and on July 22, 2022 TradeZero filed a motion to dismiss the amended complaint.

On July 13, 2022, the Company received a notice from TradeZero that purported to terminate the Merger Agreement pursuant to Sections 10.01(c) and 10.01(i) thereof (the “Purported Termination Notice”). On July 15, 2022, the Company sent a letter to TradeZero in response to the Purported Termination Notice stating, among other things, that TradeZero is not permitted to terminate the Merger Agreement because of TradeZero’s breaches of, and failure to perform under, the Merger Agreement.

On December 28, 2022, the Dune Plaintiffs entered into a Settlement Agreement and Release (the “Settlement Agreement”) with the TradeZero Defendants, pursuant to which (i) the Company and TradeZero mutually agreed to terminate the Merger Agreement and (ii) the Dune Plaintiffs and the TradeZero Defendants agreed to a mutual release of all claims related to the Merger Agreement, the transactions contemplated thereby, and the lawsuit filed by the Dune Plaintiffs against TradeZero Defendants in the Delaware Court of Chancery, in each case effective upon receipt in full by the Dune Plaintiffs from the insurers of the TradeZero Defendants of $5,000,000 in settlement consideration within 15 business days of the date of the Settlement Agreement.

For additional information regarding the Merger Agreement and the Settlement Agreement, see the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021, January 26, 2022, July 15, 2022 and December 30, 2022 and the Company’s preliminary proxy statement (as amended), initially filed with the SEC on January 26, 2022.

Liquidity and Going Concern

As of December 31, 2022, the Company had approximately $300 in cash in its operating account and working capital of approximately $1.7 million (excluding tax obligations of approximately $295,000 that may be paid using investment income earned from the trust account).

The Company’s liquidity needs prior to the consummation of the initial public offering were satisfied through the payment of $25,000 from the Sponsor to purchase Founders Shares (as defined in Note 5), and loan proceeds from the Sponsor of approximately $31,000 under the Note (Note 5). The Company repaid the loan in full on December 22, 2020. Subsequent from the consummation of the initial public offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the initial public offering and the private placement held outside of the trust account. In addition, the Company’s portion of the settlement of lawsuit in the amount of $2.75 million was received in January 2023.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 1 — Description of Organization and Business Operations (cont.)

In connection with the Company’s assessment of going concern considerations in accordance with FASB Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” the Company has until December 22, 2023 to consummate a business combination. It is uncertain that the Company will be able to consummate a business combination by this time. Management has determined that the liquidity position, mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. Management intends to complete the business combination prior to the liquidation date. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 22, 2023. The Company intends to complete a proposed business combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 22, 2023.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s, or its target’s, financial position, results of its operations and/or completion of the business combination, the specific impact is not readily determinable as of the date of these consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy are not determinable as of the date of these financial statements and the specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

On December 27, 2022, the Treasury Department and Internal Revenue Service (“IRS”) issued a Notice 2023-2 (“Notice”), which provided interim guidance regarding the application of the corporate stock repurchase excise tax until the issuance of proposed regulations. The Notice excluded the distributions from a complete liquidation of a corporation from the base of the excise tax. The Notice also excludes from the scope of the excise tax any distribution made during the taxable year in which a corporation fully liquidates and dissolves, even if a distribution precedes the formal decision to liquidate.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 2 — Restatement of Previously Issued Financial Statements

Subsequent to the initial issuance of the Company’s 2022 financial statements on April 7, 2023, management concluded that the previously issued audited financial statements for the year ended December 31, 2022 should be restated to correct the Consolidated Statements of Changes in Stockholders’ Deficit as the wrong net income was included in the statement.

This clerical error had no impact on the Company’s cash position, revenues, or liquidity. The errors have been corrected by restating each of the affected financial statement line items for the period.

Statement of Changes in Stockholders’ Deficit:

The tables below present the effect of the financial statement adjustment related to the restatement discussed above of the Company’s previously reported accumulated deficit and total stockholder’s deficit within the statement of changes in stockholders’ deficit for the year ended December 31, 2022:

	For the year ended December 31, 2022
	As Previously Reported	Restatement Adjustments	As Restated
Accumulated Deficit:
Balance – December 31, 2021	$(14,309,985)	$—	$(14,309,985)
Net Income	3,937,702	2,624,373	6,562,075
Adjustment for accretion of Class A common stock subject to possible redemption amounts – accumulated deficit	5,749,511	—	5,749,511
Balance – December 31, 2022	$(4,622,772)	$2,624,373	$(1,998,399)
	For the year ended December 31, 2022
	As Previously Reported	Restatement Adjustments	As Restated
Total Stockholders’ Deficit:
Balance – December 31, 2021	$(14,309,554)	$—	$(14,309,554)
Net Income	3,937,702	2,624,373	6,562,075
Adjustment for accretion of Class A common stock subject to possible redemption amounts – accumulated deficit	5,749,511	—	5,749,511
Balance – December 31, 2022	$(4,622,341)	$2,624,373	$(1,997,968)

Note 2A — Restatement of Previously Issued Financial Statements as of April 7, 2023

The Company had recognized a liability upon closing of their initial public offering in December 2020 for a portion of the underwriter’s commissions which was contingently payable upon closing of a future business combination, with the offsetting entry resulting in an initial discount to the securities sold in the initial public offering. On June 14, 2022, Cantor Fitzgerald & Co. irrevocably waived its rights to the deferred underwriting commissions due under the underwriting agreement. The Company recognized the waiver as an extinguishment, with a resulting non-operating gain recognized in its statements of operations reported in the Company’s Form 10-Qs for the quarterly periods ended June 30, 2022 and September 30, 2022 (the “Affected Quarterly Periods”). Upon subsequent review and analysis, management concluded that the Company should have recognized the portion allocated to Public Shares as an adjustment to the carrying value of the Class A common stock subject to possible redemption and the remaining balance as a gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities.

Therefore, the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that the Company’s Affected Quarterly Periods should no longer be relied upon and that it is appropriate to restate them. As such, the Company will restate its financial statements in a Form 10-K/A. The previously presented Affected Quarterly Period should no longer be relied upon.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 2A — Restatement of Previously Issued Financial Statements as of April 7, 2023 (cont.)

Impact of the Restatement

The impact of the restatement on the statements of operations, statements of changes in stockholders’ deficit and statements of cash flows for the affected period is presented below. The restatement had no impact on net cash flows from operating, investing or financing activities.

Statement of Operations:

The table below presents the effect of the financial statement adjustments related to the restatement discussed above of the Company’s previously reported statements of operations for the three and six months ended June 30, 2022:

	For the Three Months Ended June 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Total operating expenses	$(1,120,935)	$—	$(1,120,935)
Other income (expenses):
Change in fair value of derivative warrant liabilities	2,290,750	—	2,290,750
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	6,037,500	(5,749,511)	287,989
Interest earned on operating account	1	—	1
Income from investments held in Trust Account	166,440	—	166,440
Income before income tax expense	7,373,756	(5,749,511)	1,624,245
Income tax expense	6,535	—	6,535
Net income	$7,367,221	$(5,749,511)	$1,617,710

Weighted average shares outstanding of Class A common stock, basic and diluted	15,484,292	—	15,484,292
Basic and diluted net income per share, Class A common stock	$0.37	$(0.29)	$0.08
Weighted average shares outstanding of Class B common stock, basic and diluted	4,312,500	—	4,312,500
Basic and diluted net income per share, Class B common stock	$0.37	$(0.29)	$0.08
	For the Six Months Ended June 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Total operating expenses	$(1,554,619)	$—	$(1,554,619)
Other income (expenses):
Change in fair value of derivative warrant liabilities	5,929,000	—	5,929,000
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	6,037,500	(5,749,511)	287,989
Interest earned on operating account	3	—	3
Income from investments held in Trust Account	224,219	—	224,219
Income before income tax expense	10,636,103	(5,749,511)	4,886,592
Income tax expense	6,535	—	6,535
Net income	$10,629,568	$(5,749,511)	$4,880,057

Weighted average shares outstanding of Class A common stock, basic and diluted	16,362,268	—	16,362,268

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 2A — Restatement of Previously Issued Financial Statements as of April 7, 2023 (cont.)

	For the Six Months Ended June 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Basic and diluted net income per share, Class A common stock	$0.51	$(0.27)	$0.24
Weighted average shares outstanding of Class B common stock, basic and diluted	4,312,500	—	4,312,500
Basic and diluted net income per share, Class B common stock	$0.51	$(0.27)	$0.24

The table below presents the effect of the financial statement adjustments related to the restatement discussed above of the Company’s previously reported statement of operations for the nine months ended September 30, 2022 (there were no adjustments for the three months ended September 30, 2022):

	For the Nine Months Ended September 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Total operating expenses	$(3,053,747)	$—	$(3,053,747)
Other income (expenses):
Change in fair value of derivative warrant liabilities	5,929,000	—	5,929,000
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	6,037,500	(5,749,511)	287,989
Interest earned on operating account	4	—	4
Income from investments held in Trust Account	281,713	—	281,713
Income before income tax expense	9,194,470	(5,749,511)	3,444,959
Income tax expense	8,022	—	8,022
Net income	$9,186,448	$(5,749,511)	$3,436,937

Weighted average shares outstanding of Class A common stock, basic and diluted	11,246,592	—	11,246,592
Basic and diluted net income per share, Class A common stock	$0.59	$(0.37)	$0.22
Weighted average shares outstanding of Class B common stock, basic and diluted	4,312,500	—	4,312,500
Basic and diluted net income per share, Class B common stock	$0.59	$(0.37)	$0.22

Statement of Changes in Stockholders’ Deficit:

The table below presents the effect of the financial statement adjustments related to the restatement discussed above of the Company’s previously reported accumulated deficit within the statement of changes in stockholders’ deficit for the six months ended June 30, 2022:

	For the Six Months Ended June 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Balance – December 31, 2021	$(14,309,985)	—	$(14,309,985)
Net income	10,629,568	(5,749,511)	4,880,057
Adjustment for accretion of Class A common stock subject to possible redemption amount – accumulated deficit	—	5,749,511	5,749,511
Balance – June 30, 2022 (unaudited)	$(3,680,417)	$—	$(3,680,417)

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 2A — Restatement of Previously Issued Financial Statements as of April 7, 2023 (cont.)

The table below presents the effect of the financial statement adjustments related to the restatement discussed above of the Company’s previously reported accumulated deficit within the statement of changes in stockholders’ deficit for the nine months ended September 30, 2022:

	For the Nine Months Ended September 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Balance – December 31, 2021	$(14,309,985)	—	$(14,309,985)
Net income	9,186,448	(5,749,511)	3,436,937
Adjustment for accretion of Class A common stock subject to possible redemption amount – accumulated deficit	—	5,749,511	5,749,511
Balance – September 30, 2022 (unaudited)	$(5,123,537)	$—	$(5,123,537)

Statement of Cash Flows:

The table below presents the effect of the financial statement adjustments related to the restatement discussed above of the Company’s previously reported statement of cash flows for the six months ended June 30, 2022:

	For the Six Months Ended June 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Net income	$10,629,568	$(5,749,511)	$4,880,057
Adjustments to reconcile net income to net cash used in operating activities:
Change in fair value of derivative warrant liabilities	(5,929,000)	—	(5,929,000)
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	(6,037,500)	5,749,511	(287,989)
Income from investments held in Trust Account	(224,219)	—	(224,219)
Changes in operating assets and liabilities:
Prepaid expenses	57,723	—	57,723
Accounts payable	258,731	—	258,731
Accrued expenses	1,041,731	—	1,041,731
Due to related party	(29,311)	—	(29,311)
Franchise tax payable	(70,522)	—	(70,522)
Income tax payable	6,535	—	6,535
Net cash used in operating activities	$(296,264)	$—	$(296,264)

Supplemental disclosure of noncash financing activities:
Extinguishment of deferred underwriting commissions allocated to Public Shares	$—	$5,749,511	$5,749,511

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 2A — Restatement of Previously Issued Financial Statements as of April 7, 2023 (cont.)

The table below presents the effect of the financial statement adjustments related to the restatement discussed above of the Company’s previously reported statement of cash flows for the nine months ended September 30, 2022:

	For the Nine Months Ended September 30, 2022 (unaudited)
	As Previously Reported	Restatement Adjustment	As Restated
Net income	$9,186,448	$(5,749,511)	$3,436,937
Adjustments to reconcile net income to net cash used in operating activities:
Change in fair value of derivative warrant liabilities	(5,929,000)	—	(5,929,000)
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	(6,037,500)	5,749,511	(287,989)
Income from investments held in Trust Account	(281,713)	—	(281,713)
Changes in operating assets and liabilities:
Prepaid expenses	75,099	—	75,099
Accounts payable	1,498,738	—	1,498,738
Accrued expenses	1,227,066	—	1,227,066
Due to related party	(29,311)	—	(29,311)
Franchise tax payable	(20,111)	—	(20,111)
Income tax payable	8,022	—	8,022
Net cash used in operating activities	$(302,262)	$—	$(302,262)

Supplemental disclosure of noncash financing activities:
Extinguishment of deferred underwriting commissions allocated to Public Shares	$—	$5,749,511	$5,749,511

Note 3 — Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements are presented in U.S. dollars, in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for financial information and pursuant to the rules and regulations of the SEC.

The consolidated financial statements of the Company include its wholly owned subsidiary in connection with the planned merger. All inter-company accounts and transactions are eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 3 — Basis of Presentation and Summary of Significant Accounting Policies (cont.)

required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s consolidated financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these consolidated financial statements is the determination of the fair value of the derivative warrant liabilities. Such estimates may be subject to change as more current information becomes available and accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of December 31, 2022 and 2021.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000, and investments held in the trust account. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Investments Held in the Trust Account

The Company’s portfolio of investments is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. When the Company’s investments held in the trust account are comprised of U.S. government securities, the investments are classified as trading securities. When the Company’s investments held in the trust account are comprised of money market funds, the investments are recognized at fair value. Trading securities and investments in money market funds are presented on the consolidated balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in income on investments held in the trust account in the accompanying consolidated statements of operations. The estimated fair values of investments held in the trust account are determined using available market information.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 3 — Basis of Presentation and Summary of Significant Accounting Policies (cont.)

Fair Value Measurement

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers consist of:

•        Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•        Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•        Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities which qualify as financial instruments under the FASB ASC Topic 820, “Fair Value Measurements,” equal or approximate the carrying amounts represented in the consolidated balance sheets, except for derivative warrant liabilities (see Note 10).

Offering Costs Associated with the Initial Public Offering

Offering costs consisted of legal, accounting, underwriting fees and other costs incurred that were directly related to the initial public offering. Offering costs are allocated to the separable financial instruments issued in the initial public offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with derivative warrant liabilities were expensed as incurred, presented as non-operating expenses in the consolidated statements of operations. Offering costs associated with the public shares were charged against the carrying value of the shares of Class A common stock upon the completion of the initial public offering. The Company classifies deferred underwriting commissions as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.

Derivative Warrant Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

The warrants to purchase Class A common stock issued in connection with the initial public offering (the “public warrants”) and the private placement warrants are recognized as derivative liabilities in accordance with ASC 815. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjust the instruments

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 3 — Basis of Presentation and Summary of Significant Accounting Policies (cont.)

to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s consolidated statements of operations. The initial fair value of the public warrants has been measured at fair value using a Monte Carlo simulation model. Subsequent to the public warrants being traded on an active market, the fair value of the public warrants has been based on the observable listed prices for such warrants. The fair value of the private placement warrants was estimated using Black-Scholes. The determination of the fair value of the warrant liability may be subject to change as more current information becomes available and accordingly the actual results could differ significantly. Derivative warrant liabilities are classified as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Shares of conditionally redeemable Class A common stock (including Class A common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares of Class A common stock are classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of December 31, 2022 and 2021, a total of 1,182,054 and 17,250,000 shares of Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s consolidated balance sheets.

Under ASC 480-10-S99, the Company has elected to recognize changes in the redemption value immediately as they occur and adjust the carrying value of the security to equal the redemption value at the end of the reporting period. This method would view the end of the reporting period as if it were also the redemption date of the security. Effective with the closing of the initial public offering, the Company recognized the accretion from initial book value to redemption amount, which resulted in charges against additional paid-in capital (to the extent available) and accumulated deficit.

Net Income (Loss) Per Share of Common Stock

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” The Company has two classes of shares, which are referred to as Class A common stock and Class B common stock. Income and losses are shared pro rata between the two classes of shares. This presentation assumes a business combination as the most likely outcome. Net income (loss) per share of common stock is calculated by dividing the net income (loss) by the weighted average shares of common stock outstanding for the respective period.

The calculation of diluted net income (loss) does not consider the effect of the warrants underlying the Units sold in the initial public offering (including the consummation of the over-allotment) and the private placement warrants to purchase an aggregate of 13,475,000 shares of Class A common stock in the calculation of diluted income (loss) per share of common stock, because their exercise is contingent upon future events. As a result, diluted net income (loss) per share is the same as basic net income (loss) per share of common stock for the years ended December 31, 2022 and 2021. Accretion associated with the redeemable Class A common stock is excluded from earnings per share as the redemption value approximates fair value.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 3 — Basis of Presentation and Summary of Significant Accounting Policies (cont.)

The table below presents a reconciliation of the numerator and denominator used to compute basic and diluted net income per share for each class of common stock:

	For the Years Ended December 31,
	2022		2021
	Class A	Class B	Class A	Class B
Basic and diluted net income per common stock:
Numerator:
Allocation of net income	$4,388,957	$2,173,118	$4,438,620	$1,109,655

Denominator:
Basic and diluted weighted average common stock outstanding	8,709,777	4,312,500	17,250,000	4,312,500
Basic and diluted net income per common stock	$0.50	$0.50	$0.26	$0.26

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and the measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

In June 2022, the FASB issued ASU 2022-03, ASC Subtopic 820, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU amends ASC 820 to clarify that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. The ASU applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in this ASU are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. The Company is still evaluating the impact of this pronouncement on the consolidated financial statements.

The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 4 — Initial Public Offering

Public Units

In the initial public offering, which closed December 22, 2020, the Company sold 17,250,000 units, including the issuance of 2,250,000 units as a result of the underwriters’ exercise of their over-allotment option in full, at a price of $10.00 per unit. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant (each whole warrant, a “warrant”). Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. Each warrant will become exercisable on the later of 30 days after the completion of the Company’s initial business combination and 12 months from the closing of the initial public offering. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation.

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. The Company issued 2,250,000 units in connection with the underwriters’ exercise of the over-allotment option in full.

Note 5 — Related Party Transactions

Founder Shares

On July 10, 2020, the Sponsor purchased 3,737,500 shares of the Company’s Class B common stock, par value $0.0001 per share, (the “Founder Shares”) for an aggregate price of $25,000. On December 17, 2020, pursuant to the amended and restated certificate of incorporation, each founder share outstanding immediately prior to December 17, 2020 was converted into one and two-thirteenths (1 2/13) Founder Shares, resulting in an aggregate of 4,312,500 Founder Shares outstanding. The initial stockholders agreed to forfeit up to 562,500 Founder Shares to the extent that the overallotment option was not exercised in full by the underwriters, so that the Founder Shares would represent 20% of the Company’s issued and outstanding shares after the initial public offering. The underwriter exercised its over-allotment option in full on December 22, 2020; thus, these 562,500 Founder Shares were no longer subject to forfeiture. The Founder Shares are identical to the shares of Class A common stock included in the units sold in the initial public offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

The initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of (A) one year after the completion of the initial business combination or earlier if, subsequent to the initial business combination, the closing price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, and (B) the date following the completion of the initial business combination on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their Class A common stock for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the initial public offering, the Company consummated the private placement of 4,850,000 private placement warrants at a price of $1.00 per private placement warrant to the Sponsor, generating proceeds of $4,850,000. Each private placement warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share. A portion of the proceeds from the sale of the private placement warrants to the Sponsor was added to the proceeds from the initial public offering held in the trust account such that at closing of the initial public offering, $172,000,000 was placed in the trust account.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 5 — Related Party Transactions (cont.)

The private placement warrants (including the shares of common stock issuable upon exercise of the private placement warrants) are not transferable, assignable or salable until 30 days after the completion of the initial business combination and they are non-redeemable and exercisable on a cashless basis so long as they are held by the initial purchasers of the private placement warrants or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers of the private placement warrants or their permitted transferees, the private placement warrants will be redeemable for cash by the Company and exercisable by such holders on the same basis as the warrants included in the Units sold in the initial public offering. Otherwise, the private placement warrants have terms and provisions that are identical to those of the Warrants sold as part of the Units in the initial public offering and have no net cash settlement provisions.

If the Company does not complete a business combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the Sponsor will expire worthless.

Related Party Loans

On June 18, 2020, the Sponsor agreed to loan the Company an aggregate of up to $200,000 to cover expenses related to the initial public offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable upon the completion of the initial public offering. The Company borrowed approximately $31,000 under the Note and fully repaid the Note in full on December 22, 2020. Subsequent to the repayment, the facility was no longer available to the Company.

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “working capital loans”). If the Company completes a business combination, the Company will repay the working capital loans out of the proceeds of the trust account released to the Company. Otherwise, the working capital loans would be repaid only out of funds held outside the trust account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the working capital loans, but no proceeds held in the trust account would be used to repay the working capital loans. The working capital loans would either be repaid upon consummation of a business combination or, at the lenders’ discretion, up to $1,500,000 of such working capital loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such working capital loans, if any, have not been determined and no written agreements exist with respect to such loans. As of December 31, 2022 and 2021, the Company had no borrowings under working capital loans.

Administrative Services Agreement

Commencing on the date that the Company’s securities were first listed on Nasdaq until the earlier of the Company’s consummation of a Business Combination or the Company’s liquidation, the Company agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of the Company’s management team. For the years ended December 31, 2022 and 2021, the Company had incurred $120,000 and $120,000 in administrative services expenses under this agreement, respectively. As of December 31, 2022 and 2021, the Company had $0 and $20,000 outstanding, respectively, for services in connection with such agreement on the accompanying consolidated balance sheets.

The Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s audit committee will review on a quarterly basis all payments that were made by the Company to the Sponsor, directors, officers or directors of the Company, or any of their affiliates. As of December 31, 2022 and 2021, there were $1,500 and $30,811 due to related party respectively.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 6 — Commitments and Contingencies

Registration Rights

The holders of Founder Shares, private placement warrants and warrants that may be issued upon conversion of working capital loans, if any, (and any underlying securities) are entitled to registration rights pursuant to a registration rights agreement. These holders are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. On December 22, 2020 Company issued 2,250,000 units in connection with the underwriters’ exercise of the over-allotment option in full. The Company paid an underwriting discount of $3,450,000 ($0.20 per unit sold) to the underwriters at the closing of the initial public offering on December 22, 2020, with an additional fee (the “Deferred Discount”) of $6,037,500 ($0.35 per unit sold) payable upon the Company’s completion of an initial business combination.

On June 14, 2022, the Company entered into a letter agreement (the “Amendment Letter”) with Cantor Fitzgerald & Co. (“Cantor”) to amend that certain underwriting agreement (the “Underwriting Agreement”), dated December 17, 2020, by and between the Company and Cantor, as representative of the several underwriters named therein (the “Underwriters”), pursuant to which Cantor agreed to waive in full the Deferred Discount. Pursuant to the Amendment Letter, the Company agreed to grant Cantor with a right of first refusal to act as the Company’s capital markets advisor with an advisory fee of $3,800,000, subject to the conditions described in the Amendment Letter.

Note 7 — Derivative Warrant Liabilities

As of December 31, 2022 and 2021, the Company had 8,625,000 and 4,850,000 public warrants and private placement warrants outstanding.

Public warrants may only be exercised for a whole number of shares. No fractional public warrants will be issued upon separation of the Units and only whole public warrants will trade. The public warrants will become exercisable on the later of (a) 30 days after the completion of a business combination or (b) 12 months from the closing of the initial public offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the public warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their public warrants on a cashless basis and such cashless exercise Is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a business combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the public warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the public warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless” basis, and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The public warrants will expire five years after the completion of a business combination or earlier upon redemption or liquidation.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 7 — Derivative Warrant Liabilities (cont.)

If (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder Shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial business combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day after the day on which the Company consummates the initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price of the Warrants will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The private placement warrants are identical to the public warrants, except that the private placement warrants and the shares of Class A common stock issuable upon exercise of the private placement warrants will not be transferable, assignable or salable until 30 days after the completion of a business combination, subject to certain limited exceptions. Additionally, the private placement warrants will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the private placement warrants are held by someone other than the Sponsor or its permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.

The Company may call the Public Warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon a minimum of 30 days’ prior written notice of redemption; and

•        if, and only if, the last sales price of the Class A common stock equals or exceeds $18.00 per share on each of 20 trading days within the 30-trading day period ending on the third business day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

If the Company is unable to complete a business combination within the Combination Period and the Company liquidates the funds held in the trust account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the trust account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 8 — Class A Common Stock Subject to Possible Redemption

The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of future events. The Company is authorized to issue 380,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of the Company’s Class A common stock are entitled to one vote for each share. As of December 31, 2022 and 2021, there were 1,182,054 and 17,250,000 shares of Class A common stock outstanding, respectively, which were all subject to possible redemption and classified outside of permanent equity in the consolidated balance sheets.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 8 — Class A Common Stock Subject to Possible Redemption (cont.)

The Class A common stock subject to possible redemption reflected on the consolidated balance sheets is reconciled on the following table:

Gross proceeds	$172,500,000
Less:
Fair value of Public Warrants at issuance	(8,226,780)
Offering costs allocated to Class A common stock subject to possible redemption	(9,544,063)
Plus:
Accretion on Class A common stock subject to possible redemption amount	17,770,843
Class A common stock subject to possible redemption, December 31, 2021	172,500,000
Less:
Redemption of Class A common stock subject to possible redemption	(160,679,460)
Adjustment for accretion of Class A common stock subject to possible redemption amount	(5,749,511)
Plus:
Waiver of offering costs allocated to Class A common stock subject to possible redemption	5,749,511
Class A common stock subject to possible redemption, December 31, 2022	$11,820,540

Note 9 — Stockholders’ Deficit

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2022 and 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 380,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of December 31, 2022 and 2021, there were 1,182,054 and 17,250,000 shares of Class A common stock issued and outstanding, respectively, all of which were subject to possible redemption and have been classified as temporary equity (see Note 8).

Class B Common Stock (Founder Shares) — The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. As of December 31, 2022 and 2021, there were 4,312,500 shares of Class B common stock issued and outstanding (see Note 5).

Stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Holders of Class A common stock and holders of Class B common stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law.

The Class B common stock will automatically convert into Class A common stock at the time of the initial business combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional shares of Class A common stock or equity-linked securities are issued or deemed issued in connection with the initial business combination, the number of shares of Class A common stock issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of shares of Class A common stock outstanding after such conversion (after giving effect to any redemptions of shares of Class A common stock by public stockholders), including the total number of shares of Class A common stock issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the company in connection with or in relation to the consummation of the initial business combination, excluding any shares of Class A common stock or equity-linked securities or rights exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in the initial business combination and any private placement warrants issued to the Sponsor, officers or directors upon conversion of working capital loans, provided that such conversion of founder shares will never occur on a less than one-for-one basis.

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 10 — Fair Value Measurements

The public warrants were initially measured utilizing a Monte Carlo simulation model, and the private placement warrants were measured utilizing a Black-Scholes model. Subsequently when the public warrants were separately listed and traded in an active market, the public warrants have been measured at fair value utilizing their listed trading price.

For the year ended December 31, 2022 and 2021, the Company recognized a gain/(loss) from a decrease/(increase) in the fair value of liabilities of approximately $6.5 million and $8.0 million, respectively, presented as a change in fair value of derivative warrant liabilities in the accompanying consolidated statements of operations.

The estimated fair value of private placement warrants as of December 31, 2022 was based on the fair value of the public warrants and the estimated fair value of the private placement warrants as of December 31, 2021 were determined utilizing Level 3 inputs. Inherent in a Monte Carlo simulation and Black-Scholes model are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its common stock warrants based on implied volatility from the Company’s traded warrants and from historical volatility of select peer company’s common stock that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero. The most significant input is volatility and significant increases (decreases) in the expected volatility in isolation would result in a significantly higher (lower) fair value measurement.

The following table presents information about the Company’s financial assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2022 and 2021 by level within the fair value hierarchy:

December 31, 2022

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Liabilities:
Derivative warrant liabilities – Public	$86,250	$—	$—
Derivative warrant liabilities – Private Placement	$—	$48,500	$—

December 31, 2021

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account – U.S. Treasury securities	$172,543,076	$—	$—
Liabilities:
Derivative warrant liabilities – Public	$4,226,250	$—	$—
Derivative warrant liabilities – Private Placement	$—	$—	$2,376,500

As of December 31, 2022, the trust assets were all held in cash.

Transfers to/from Levels 1, 2 and 3 are recognized at the beginning of the reporting period. The estimated fair value of public warrants was transferred from a Level 3 fair value measurement to a Level 1 measurement when the public warrants were separately listed and traded in February 2021. There were no other transfers to/from Levels 1, 2, and 3 during the year ended December 31, 2021. The estimated fair value of the private placement warrants was

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 10 — Fair Value Measurements (cont.)

transferred from a Level 3 fair value measurement to a Level 2 measurement on July 1, 2022. As the transfer of private placement warrants to anyone who is not a permitted transferee would result in the private placement warrants having substantially the same terms as the public warrants, the Company determined that the fair value of each private placement warrant is equivalent to that of each public warrant. There were no other transfers to/from Levels 1, 2, and 3 during the year ended December 31, 2022.

The following table provides quantitative information regarding Level 3 fair value measurements inputs at their measurement dates:

As of December 31, 2021
Exercise price	$11.50
Unit price	$10.15
Volatility	8.80%
Stock price	$9.90
Expected life of the options to convert (years)	5.42
Risk-free rate	1.29%

The changes in the fair value of the derivative warrant liabilities, measured using Level 3 inputs, for the years ended December 31, 2022 and 2021, are summarized as follows:

	2022	2021
Derivative warrant liabilities as of January 1	$2,376,500	$14,580,610
Transfer out of Level 3, Public Warrants start trading	—	(5,354,620)
Transfer of Private Placement Warrants to Level 2	(242,500)	—
Change in fair value of derivative warrant liabilities – Level 3	(2,134,000)	(6,849,490)
Derivative warrant liabilities as of December 31 – Level 3	$—	$2,376,500

Note 11 — Income Taxes

The Company’s general and administrative expenses are generally considered start-up costs and are not currently deductible. There was no income tax expense for the year ended December 31, 2021.

The income tax provision (benefit) consists of the following:

	For the Years Ended December 31
	2022	2021
Current
Federal	$73,131	$—
State	—	—
Deferred
Federal	(137,164)	(510,213)
State	—	—
Valuation allowance	137,164	510,213
Income tax provision	$73,131	$—

DUNE ACQUISITION CORPORATION
Notes to Consolidated Financial Statements

Note 11 — Income Taxes (cont.)

The Company’s net deferred tax assets are as follows:

	December 31,
	2022	2021
Deferred tax assets:
Start-up/Organization costs	$636,790	$499,627
Net operating loss carryforwards	—	39,808
Total deferred tax assets	636,790	539,435
Valuation allowance	(636,790)	(539,435)
Deferred tax asset, net of allowance	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2022 and 2021, the valuation allowance increased by approximately $0.6 million and approximately $0.5 million, respectively.

As of December 31, 2022 and 2021, the Company had $0 and approximately $190,000, respectively, of U.S. federal net operating loss carryovers, which do not expire, available to offset future taxable income.

There were no unrecognized tax benefits as of December 31, 2022 and 2021. No amounts were accrued for the payment of interest and penalties as of December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate (benefit) is as follows:

	For the Years Ended December 31
	2022	2021
Statutory federal income tax rate	21.0%	21.0%
Change in fair value of warrant liabilities	(20.5)%	(30.2)%
Gain from extinguishment of deferred underwriting commissions allocated to derivative warrant liabilities	(0.9)%	0.0%
Change in valuation allowance	2.1%	9.2%
Income tax expense	1.7%	0.0%

Note 12 — Subsequent Events

Management has evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued and determined that other than the settlement of the lawsuit with TradeZero as described in Note 1, there have been no events that have occurred that would require adjustments to the disclosures in the consolidated financial statements.

GLOBAL HYDROGEN ENERGY LLC
BALANCE SHEETS

	June 30, 2023	March 31, 2023
	(Unaudited)
Current assets:
Cash and cash equivalents	$61,038	$12,500
Total Current Assets	61,038	12,500
TOTAL ASSETS	$61,038	$12,500

Current liabilities:
Accounts payable and accrued expenses	216,749	42
Advances – related party	716	574
Promissory note – related party	83,950	—
Total Current Liabilities	301,415	616
TOTAL LIABILITIES	301,415	616

MEMBERS’ (DEFICIT) EQUITY
Members’ (deficit) equity	(240,377)	11,884
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$61,038	$12,500

The accompanying notes are an integral part of these unaudited financial statements.

GLOBAL HYDROGEN ENERGY LLC
STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the three months ended June 30, 2023	For the period from February 16, 2023 (inception) to June 30, 2023
Operating Expenses:
General and administrative	$252,310	252,352
Start up costs	—	574
Loss from operations	(252,310)	(252,926)

Other income:
Interest income	49	49
Net loss	$(252,261)	(252,877)

The accompanying notes are an integral part of these unaudited financial statements.

GLOBAL HYDROGEN ENERGY LLC
STATEMENTS OF CHANGES IN MEMBERS’ (DEFICIT) EQUITY
FOR THE PERIOD FROM FEBRUARY 16, 2023 (INCEPTION) TO JUNE 30, 2023
(UNAUDITED)

	Members’ Contribution Amount	Accumulated Deficit	Total Members’ (Deficit) Equity
Balance February 16, 2023 (inception)	$—	$—	$—
Members’ Contribution of Capital	12,500	—	12,500
Net loss	—	(616)	(616)
Balance, March 31, 2023	$12,500	$(616)	$11,884
Net loss	—	(252,261)	(252,261)
Balance, June 30, 2023	12,500	(252,877)	(240,377)

The accompanying notes are an integral part of these unaudited financial statements.

GLOBAL HYDROGEN ENERGY LLC
STATEMENT OF CASH FLOWS
(UNAUDITED)

For the period from February 16, 2023 (Inception) to June 30, 2023
Cash Flows from Operating Activities:
Net loss	$(252,877)
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	216,749
Net cash used in operating activities	(36,128)

Cash Flows from Financing Activities:
Capital Contribution from Members	12,500
Advances – related party	716
Proceeds from promissory note – related party	83,950
Net cash provided by financing activities	97,166

Net increase in cash	61,038
Cash, beginning of period	—
Cash, end of period	$61,038

The accompanying notes are an integral part of these unaudited financial statements.

GLOBAL HYDROGEN ENERGY LLC
NOTES TO THE FINANCIAL STATEMENTS
FROM FEBRUARY 16, 2023 (INCEPTION) TO JUNE 30, 2023
(UNAUDITED)

1. NATURE OF OPERATIONS

Global Hydrogen Energy LLC (the “Company,” “Global Hydrogen”), a Delaware limited liability company was formed to be a pure play Airgas supplier offering hydrogen and Carbon dioxide from waste biogas and renewable feedstock.

On May 14, 2023, the Company, entered into a Unit Purchase Agreement (the “Purchase Agreement”), by and among Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Dune (“Holdings”), Dune Acquisition Corporation, a Delaware corporation (“Dune”) (see note 5).

Going Concern

Since inception, the Company’s primary sources of liquidity have been cash flows from contributions from founders. As of June 30, 2023, the Company had an aggregate cash and cash equivalents balance of $61,038 and net working capital deficit of $240,377.

On June 21, 2023, the Company entered into an unsecured promissory note with an affiliate pursuant to which the affiliate agreed to loan the Company up to an aggregate principal amount of $250,000 (the “Note”) for working capital purposes and to expenses related to the Business Combination (see note 5).

The Company’s future capital requirements will depend on many factors, including the Company’s revenue growth rate, the timing and extent of spending to support further sales and marketing and research and development efforts. In order to finance these opportunities, the Company will need to raise additional financing. While there can be no assurances, the Company intends to raise such capital through issuances of additional equity raises, as well as through the IPO. If additional financing is required from outside sources, the Company may not be able to raise it on terms acceptable to the Company or at all. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date these unaudited financial statements are available to be issued. These unaudited financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting

The accompanying unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). References to GAAP issued by the FASB in these accompanying notes to the unaudited financial statements are to the FASB Accounting Standards Codification (“ASC”).

Operating results for the period from February 16, 2023 (inception) to June 30, 2023 are not necessarily indicative of results that may be expected for the period ending December 31, 2023.

Use of Estimates

The preparation of the accompanying unaudited financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the unaudited financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are adjusted to reflect actual experience when necessary. There were no significant estimates for the period from February 16, 2023 (inception) to June 30, 2023.

GLOBAL HYDROGEN ENERGY LLC
NOTES TO THE FINANCIAL STATEMENTS
FROM FEBRUARY 16, 2023 (INCEPTION) TO JUNE 30, 2023
(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Cash and cash equivalents

Cash is comprised of cash in the bank which is subject to an insignificant risk of changes in value. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. At June 30, 2023, cash equivalents amounted to $55,038.

Income taxes

As a limited liability corporation, the Company is not directly liable for federal income taxes. Such taxes are the responsibility of the individual members. Income and losses for tax purposes may differ from the unaudited financial statement amounts and may be allocated to the members on a different basis for tax purposes than for financial statement purposes. The members’ equity balances as reflected in the accompanying unaudited financial statements do not necessarily represent the members’ tax basis of their respective interests.

New Accounting Pronouncements

Recently Issued Accounting Standards

The Company is expected to be an “emerging growth company”, as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). The JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company has elected to take advantage of the extended transition period to comply with new or revised accounting standards and to adopt certain of the reduced disclosure requirements available to emerging growth companies. As a result of the accounting standards election, the Company will not be subject to the same implementation timeline for new or revised accounting standards as other public companies that are not emerging growth companies which may make comparison of the Company’s unaudited financial statements to those of other public companies more difficult.

3. RELATED PARTY TRANSACTIONS

Advances – Related party

From February 16, 2023 to June 30, 2023, a member advanced the company a total of $716 to cover start-up costs. These amounts are due on demand.

Promissory Note – Related Party

On June 21, 2023, the Company entered into an unsecured promissory note (the “Note”) with an affiliate pursuant to which the affiliate agreed to loan the Company up to an aggregate principal amount of $250,000 for working capital purposes and to pay expenses related to the Business Combination. The Note is non-interest bearing and payable on the earlier of the date on which the Company consummates a Business Combination or December 31, 2023. The Note is not convertible. As of June 30, 2023, there were $83,950 outstanding under the Note.

4. MEMBERS’ EQUITY

The Company’s Operating Agreement (“LLC Agreement”) authorizes the contribution of capital by each member based on specific ownership interests. As of June 30, 2023, total equity contributed was $12,500.

GLOBAL HYDROGEN ENERGY LLC
NOTES TO THE FINANCIAL STATEMENTS
FROM FEBRUARY 16, 2023 (INCEPTION) TO JUNE 30, 2023
(UNAUDITED)

5. COMMITMENTS AND CONTINGENCIES

Unit Purchase Agreement

On May 14, 2023, the Company, entered into a Unit Purchase Agreement (the “Purchase Agreement”), by and among Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Dune (“Holdings”), Dune Acquisition Corporation, a Delaware corporation (“Dune”).

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the closing of the Business Combination (the “Closing”), (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders (“Dune Stockholder Redemptions”)), and in exchange therefore, Holdings will issue to Dune a number of common equity units of Holdings (“Holdings Common Units”) which will equal the number of total shares of Dune’s Class A common stock, par value $0.0001 per share (“Dune Class A Common Stock”), issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the members of the Company will transfer, convey, assign and deliver all of the limited liability company equity interests of the Company (“Company Units”) to Holdings in exchange for shares of Dune’s Class B voting non-economic common stock, par value $0.0001 per share (“Dune Class B Common Stock” and, together with Dune Class A Common Stock, “Dune Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Company Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock equal to the number of Company Units held by such Seller, multiplied by the Company Exchange Ratio (as defined below), and (iii) Dune will change its name to Global Gas Corporation (“New Global Hydrogen”) and New Global Hydrogen will be the publicly traded reporting company in an “Up-C” Structure (clauses (i) through (iii) collectively, and together with the Combination Transactions and the other transactions contemplated by the Purchase Agreement, being referred to collectively hereafter as the “Transactions”).

The Purchase Agreement may be terminated under certain limited circumstances prior to the Closing, including, among others, (i) by mutual written consent of Dune and the Company, (ii) by either Dune or the Company if there is in effect any law or final, non-appealable order, judgment, injunction, decree, writ, ruling, stipulation, determination or award issued, promulgated, made, rendered or entered into by any court or other tribunal of competent jurisdiction that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Business Combination, (iii) by either Dune or the Company if the Closing has not occurred by 11:59 p.m., Eastern Time, on December 31, 2024, (iv) by either Dune or the Company if certain approvals of Dune’s stockholders are not obtained, (v) by Dune if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements under the Purchase Agreement, which breach or failure to perform (A) would result in the failure to satisfy the representations and warranties and covenant bring-down conditions to Dune’s obligation to close and (B) is not capable of being cured or cannot be cured during the applicable cure period and (vi) by the Company if Dune has breached or failed to perform any of its representations, warranties, covenants or other agreements under the Purchase Agreement, which breach or failure to perform (A) would result in the failure to satisfy the representations and warranties and covenant bring-down conditions to the Company’s obligation to close and (B) is not capable of being cured or cannot be cured during the applicable cure period. In the event the Purchase Agreement is terminated as a result of clause (iii) above (unless at or prior to the time of such termination, there has been a Change in Recommendation (as defined in the Purchase Agreement)) or as a result of clause (v) above, the Company shall pay to Dune, within five (5) business days of the termination date, a termination fee of $7,500,000 (the “Termination Fee”), which shall be (i) payable in cash or (ii) by transfer of 50% of the fully diluted equity of the Company, free and clear of all Liens (as defined in the Purchase Agreement). The members of the Company provide a guaranty to Dune, on a joint and several basis, of the due and punctual payment of the Termination Fee.

GLOBAL HYDROGEN ENERGY LLC
NOTES TO THE FINANCIAL STATEMENTS
FROM FEBRUARY 16, 2023 (INCEPTION) TO JUNE 30, 2023
(UNAUDITED)

6. SUBSEQUENT EVENTS

Subsequent events have been evaluated through August 21, 2023, which represents the date the unaudited financial statements were available to be issued, and no events have occurred through that date that would impact the unaudited financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of Global Hydrogen Energy LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Global Hydrogen Energy LLC (the “Company”) as of March 31, 2023, the related statements of operations, changes in members’ equity and cash flows the period from February 16, 2023 (date of inception) through March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2023, and the results of its operations and its cash flows the period from February 16, 2023 (inception) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has a significant working capital deficiency and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Marcum LLP

We have served as the Company’s auditor since 2023.

Tampa, Florida
April 21, 2023

GLOBAL HYDROGEN ENERGY LLC
BALANCE SHEET

March 31, 2023
Current assets:
Cash	$12,500
Total Current Assets	12,500
TOTAL ASSETS	$12,500

Current liabilities:
Accrued expenses	42
Advances – related party	574
Total Current Liabilities	616
TOTAL LIABILITIES	616

MEMBER’S EQUITY
Members’ equity	11,884
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$12,500

The accompanying notes are an integral part of these financial statements.

GLOBAL HYDROGEN ENERGY LLC
STATEMENT OF OPERATIONS

For the period from February 16, 2023 (inception) to March 31, 2023
Operating Expenses:
General and administrative	$42
Start up costs	574
Loss from operations	(616)
Net loss	$(616)

The accompanying notes are an integral part of these financial statements.

GLOBAL HYDROGEN ENERGY LLC
STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
FOR THE PERIOD FROM FEBRUARY 16, 2023 (INCEPTION) TO MARCH 31, 2023

	Members’ Contribution Amount	Accumulated Deficit	Total Members’ Equity
Balance February 16, 2023 (inception)	$—	$—	$—
Members’ Contribution of Capital	12,500	—	12,500
Net loss	—	(616)	(616)
Balance, March 31, 2023	$12,500	$(616)	$11,884

The accompanying notes are an integral part of these financial statements.

GLOBAL HYDROGEN ENERGY LLC
STATEMENT OF CASH FLOWS

For the period from February 16, 2023 (Inception) to March 31, 2023
Cash Flows from Operating Activities:
Net loss	$(616)
Changes in operating assets and liabilities:
Accrued expenses	42
Net cash used in operating activities	(574)

Cash Flows from Financing Activities:
Capital Contribution from Members	12,500
Advances – related party	574
Net cash provided by financing activities	13,074

Net (decrease) increase in cash	12,500
Cash, beginning of period	—
Cash, end of period	$12,500

The accompanying notes are an integral part of these financial statements.

GLOBAL HYDROGEN ENERGY LLC
NOTES TO THE FINANCIAL STATEMENTS
FROM FEBRUARY 16, 2023 (INCEPTION) TO MARCH 31, 2023

1. NATURE OF OPERATIONS

Global Hydrogen Energy LLC (the “Company,” “Global Hydrogen”), a Delaware limited liability company was formed to be a pure play Airgas supplier offering hydrogen and Carbon dioxide from waste biogas and renewable feedstock.

As of March 31, 2023, the Company has not commenced operations.

Going Concern

Historically, the Company’s primary sources of liquidity have been cash flows from contributions from founders. As of March 31, 2023, the Company had an aggregate cash balance of $12,500 and net working capital of $11,884.

The Company’s future capital requirements will depend on many factors, including the Company’s revenue growth rate, the timing and extent of spending to support further sales and marketing and research and development efforts. In order to finance these opportunities, the Company will need to raise additional financing. While there can be no assurances, the Company intends to raise such capital through issuances of additional equity raises, as well as through the IPO. If additional financing is required from outside sources, the Company may not be able to raise it on terms acceptable to the Company or at all. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date these consolidated financial statements are available to be issued. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), expressed in U.S. dollars. References to GAAP issued by the FASB in these accompanying notes to the financial statements are to the FASB Accounting Standards Codification (“ASC”).

Operating results for the period from February 16, 2023 (inception) to March 31, 2023 are not necessarily indicative of results that may be expected for the period ending December 31, 2023.

Use of Estimates

The preparation of the accompanying financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are adjusted to reflect actual experience when necessary. There were no significant estimates for the period from February 16, 2023 (inception) to March 31, 2023.

Cash

Cash comprise cash in bank which are subject to an insignificant risk of changes in value. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2023.

GLOBAL HYDROGEN ENERGY LLC
NOTES TO THE FINANCIAL STATEMENTS
FROM FEBRUARY 16, 2023 (INCEPTION) TO MARCH 31, 2023

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Income taxes

As a limited liability corporation, the Company is not directly liable for federal income taxes. Such taxes are the responsibility of the individual members. Income and losses for tax purposes may differ from the financial statement amounts and may be allocated to the members on a different basis for tax purposes than for financial statement purposes. The members’ equity balances as reflected in the accompanying financial statements do not necessarily represent the members’ tax basis of their respective interests.

New Accounting Pronouncements

Recently Issued Accounting Standards

The Company is expected to be an “emerging growth company”, as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). The JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company has elected to take advantage of the extended transition period to comply with new or revised accounting standards and to adopt certain of the reduced disclosure requirements available to emerging growth companies. As a result of the accounting standards election, the Company will not be subject to the same implementation timeline for new or revised accounting standards as other public companies that are not emerging growth companies which may make comparison of the Company’s financial statements to those of other public companies more difficult.

3. MEMBERS’ EQUITY

The Company’s Operating Agreement (“LLC Agreement”) authorizes the contribution of capital by each member based on specific ownership interests. As of March 31, 2023, total equity contributed was $12,500.

4. COMMITMENTS AND CONTINGENCIES

Advances — Related party

In February and March 2022, a member advanced the company a total of $574 to cover start-up costs. These amounts are due on demand.

5. SUBSEQUENT EVENTS

Subsequent events have been evaluated through April 21, 2023, which represents the date the financial statements were available to be issued, and no events have occurred through that date that would impact the financial statements.

Annex A-1

UNIT PURCHASE AGREEMENT

by and among

DUNE ACQUISITION CORPORATION,

GLOBAL GAS HOLDINGS LLC,

GLOBAL HYDROGEN ENERGY LLC,

and

WILLIAM BENNETT NANCE, JR., SERGIO MARTINEZ, and BARBARA GUAY MARTINEZ,
as the Sellers

Dated as of May 14, 2023

Annex A-1-1

Annex A Page No.
ARTICLE I CERTAIN DEFINITIONS		A-1-7

Section 1.01	Definitions	A-1-7
Section 1.02	Construction	A-1-18
Section 1.03	Knowledge	A-1-19
Section 1.04	Equitable Adjustments	A-1-19

ARTICLE II PURCHASE AND SALE TRANSACTIONS		A-1-19

Section 2.01	Purchase and Sale	A-1-19
Section 2.02	Purchase Price	A-1-19
Section 2.03	Governing Documents	A-1-19
Section 2.04	Company Closing Statement	A-1-20

ARTICLE III CLOSING		A-1-20

Section 3.01	Closing	A-1-20
Section 3.02	Withholding Rights	A-1-21
Section 3.03	Allocation Schedule	A-1-21

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-1-22

Section 4.01	Corporate Organization of the Company	A-1-22
Section 4.02	No Subsidiaries	A-1-22
Section 4.03	Due Authorization	A-1-22
Section 4.04	No Conflict	A-1-22
Section 4.05	Governmental Authorities; Consents	A-1-22
Section 4.06	Current Capitalization	A-1-23
Section 4.07	[RESERVED].	A-1-23
Section 4.08	Financial Statements	A-1-23
Section 4.09	Undisclosed Liabilities	A-1-23
Section 4.10	Litigation and Proceedings	A-1-24
Section 4.11	Compliance with Laws	A-1-24
Section 4.12	Contracts; No Defaults	A-1-24
Section 4.13	Company Benefit Plans	A-1-26
Section 4.14	Labor Matters	A-1-27
Section 4.15	Taxes	A-1-28
Section 4.16	Insurance	A-1-29
Section 4.17	Equipment and Other Tangible Property	A-1-29
Section 4.18	Real Property	A-1-30
Section 4.19	Intellectual Property and IT Security	A-1-30
Section 4.20	Absence of Changes	A-1-32
Section 4.21	Brokers’ Fees	A-1-32
Section 4.22	Related Party Transactions	A-1-32
Section 4.23	Proxy Statement; Information Provided	A-1-32
Section 4.24	International Trade; Anti-Corruption	A-1-32

Annex A-1-2

Annex A Page No.
ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE SELLERS		A-1-33

Section 5.01	Authorization; Binding Agreement	A-1-33
Section 5.02	Non-Contravention	A-1-33
Section 5.03	Reliance	A-1-33
Section 5.04	Brokers’ Fees	A-1-33
Section 5.05	Investment	A-1-33

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF SPAC PARTIES		A-1-34

Section 6.01	Corporate Organization	A-1-34
Section 6.02	Due Authorization	A-1-34
Section 6.03	No Conflict	A-1-34
Section 6.04	Litigation and Proceedings	A-1-35
Section 6.05	Compliance with Laws	A-1-35
Section 6.06	Governmental Authorities; Consents	A-1-35
Section 6.07	Trust Account	A-1-35
Section 6.08	Fairness Opinion	A-1-36
Section 6.09	Brokers’ Fees	A-1-36
Section 6.10	SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities	A-1-36
Section 6.11	Business Activities	A-1-37
Section 6.12	Taxes	A-1-38
Section 6.13	Capitalization	A-1-39
Section 6.14	Nasdaq Stock Market Listing	A-1-39
Section 6.15	Related Party Transactions	A-1-40
Section 6.16	Proxy Statement	A-1-40
Section 6.17	Absence of Changes	A-1-40
Section 6.18	Indebtedness	A-1-40
Section 6.19	Sponsor Agreement	A-1-40

ARTICLE VII COVENANTS OF THE COMPANY		A-1-40

Section 7.01	Conduct of Business	A-1-40
Section 7.02	Inspection	A-1-43
Section 7.03	No Claim Against the Trust Account	A-1-43
Section 7.04	Financial Statements	A-1-44
Section 7.05	No SPAC Common Stock Transactions	A-1-44

ARTICLE VIII COVENANTS OF SPAC		A-1-44

Section 8.01	Indemnification and Directors’ and Officers’ Insurance	A-1-44
Section 8.02	Conduct of SPAC During the Interim Period	A-1-45
Section 8.03	Inspection	A-1-47
Section 8.04	Section 16 Matters	A-1-47
Section 8.05	Post-Closing Directors and Officers	A-1-47
Section 8.06	Incentive Equity Plan	A-1-47
Section 8.07	SPAC Amended Bylaws and Amended Charter	A-1-48
Section 8.08	Pre-Approved Arrangements	A-1-48
Section 8.09	SPAC Public Filings	A-1-48
Section 8.10	Listing	A-1-48
Section 8.11	Non-Transfer of Certain SPAC Intellectual Property	A-1-48
Section 8.12	Trust Account	A-1-48

Annex A-1-3

Annex A Page No.
Section 8.13	Takeover Laws	A-1-49
Section 8.14

Holdings Approval. Immediately following the execution of this Agreement, SPAC, as the sole member of Holdings, will approve and adopt this Agreement, the Transaction Agreements to which Holdings is or will be a party and the Transactions

A-1-49

ARTICLE IX JOINT COVENANTS		A-1-49

Section 9.01	Efforts to Consummate	A-1-49
Section 9.02	Proxy Statement; Special Meeting	A-1-50
Section 9.03	Exclusivity	A-1-52
Section 9.04	Tax Matters	A-1-52
Section 9.05	Confidentiality; Publicity	A-1-53
Section 9.06	Post-Closing Cooperation; Further Assurances	A-1-54
Section 9.07	Qualification as an Emerging Growth Company	A-1-54

ARTICLE X CONDITIONS TO OBLIGATIONS		A-1-54

Section 10.01	Conditions to Obligations of All Parties	A-1-54
Section 10.02	Additional Conditions to Obligations of SPAC Parties	A-1-54
Section 10.03	Additional Conditions to the Obligations the Company	A-1-55

ARTICLE XI TERMINATION/EFFECTIVENESS		A-1-56

Section 11.01	Termination	A-1-56
Section 11.02	Effect of Termination	A-1-56
Section 11.03	Company Termination Fee	A-1-56

ARTICLE XII MISCELLANEOUS		A-1-57

Section 12.01	Waiver	A-1-57
Section 12.02	Notices	A-1-57
Section 12.03	Assignment	A-1-58
Section 12.04	Rights of Third Parties	A-1-58
Section 12.05	Expenses	A-1-58
Section 12.06	Governing Law	A-1-58
Section 12.07	Captions; Counterparts	A-1-58
Section 12.08	Schedules and Exhibits	A-1-59
Section 12.09	Entire Agreement	A-1-59
Section 12.10	Amendments	A-1-59
Section 12.11	Severability	A-1-59
Section 12.12	JURISDICTION; WAIVER OF TRIAL BY JURY	A-1-59
Section 12.13	Enforcement	A-1-59
Section 12.14	Non-Recourse	A-1-60
Section 12.15	Nonsurvival of Representations, Warranties and Covenants	A-1-60
Section 12.16	Acknowledgements	A-1-60
Annex A-1-4

EXHIBITS

Exhibit A	—	Form of Sponsor Agreement
Exhibit B	—	Form of Support Agreement
Exhibit C	—	Form of Lockup Agreement
Exhibit D	—	Form of SPAC Amended Charter
Exhibit E	—	Form of SPAC Amended Bylaws
Exhibit F	—	Form of Registration Rights Agreement
Exhibit G	—	Form of Nomination Agreement
Exhibit H	—	Form of Incentive Equity Plan
Exhibit I	—	Form of Employment Agreement
Exhibit J	—	Form of Exchange Agreement
Exhibit K	—	Form of Amended Holdings LLC Agreement

Annex A-1-5

UNIT PURCHASE AGREEMENT

THIS UNIT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of May 14, 2023, by and among (i) Dune Acquisition Corporation, a Delaware corporation (“SPAC”), (ii) Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of SPAC (“Holdings”), (iii) Global Hydrogen Energy LLC, a Delaware limited liability company (the “Company”), (v) William Bennett Nance, Jr., an individual (“Nance”), (vi) Sergio Martinez, an individual (“S. Martinez”) and (vii) Barbara Guay Martinez, an individual (“B. Martinez”, and together with Nance and S. Martinez, the “Sellers”). SPAC, Holdings, the Company and the Sellers are collectively referred to herein as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, SPAC is a blank check company incorporated in Delaware and formed to acquire one or more operating businesses through a Business Combination;

WHEREAS, Holdings is a newly formed, wholly owned, direct subsidiary of SPAC, formed for the purpose of consummating the Transactions;

WHEREAS, SPAC owns beneficially and of record all of the issued and outstanding limited liability company interests of Holdings;

WHEREAS, just prior to the closing the existing SPAC Class B Common Stock convert to SPAC Class A Common Stock in accordance with their terms;

WHEREAS, at the Closing, (i) SPAC shall contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any SPAC Stockholder Redemptions), and (ii) in exchange therefor, Holdings shall issue to SPAC a number of Holdings Common Units which shall equal the number of total shares of SPAC Class A Common Stock issued and outstanding immediately after the Closing of the Transactions (taking into account the conversion of the outstanding shares of SPAC Class B Common Stock in accordance their terms and any equity financing agreements entered into by the SPAC between the date hereof and the Closing and giving effect to all SPAC Stockholder Redemptions) (such transactions, the “SPAC Contribution”);

WHEREAS, the Sellers collectively own beneficially and of record all of the issued and outstanding limited liability company interests of the Company (the “Company Units”);

WHEREAS, on the terms and subject to the conditions of this Agreement, and immediately after the SPAC Contribution, each Seller desires to transfer, convey, assign and deliver all of its Company Units to Holdings in exchange for such Seller’s Aggregate Consideration, and Holdings desires to accept such transfer, conveyance, assignment and delivery from such Sellers (such transfers, conveyances, assignments and deliveries, in the aggregate, the “Company Contribution” and, together with the SPAC Contribution, the “Combination Transactions”);

WHEREAS, immediately following the Closing, Holdings shall own beneficially and of record the Company Units;

WHEREAS, in furtherance of the Transactions and in accordance with the terms hereof, SPAC shall provide an opportunity for SPAC stockholders to have their issued and outstanding SPAC Class A Common Stock redeemed on the terms and subject to the conditions set forth in this Agreement and SPAC’s Organizational Documents in connection with obtaining the Required SPAC Stockholder Approval;

WHEREAS, for U.S. federal and state income tax purposes, each of the Parties hereby intends that, to the greatest extent permitted by Law, (i) Holdings shall be treated as a continuation of the Company pursuant to Code Section 708(a) (the “Continuing Partnership”); (ii) Sellers shall be treated as continuing to own partnership interests in the Continuing Partnership; and (iii) in connection with the SPAC Contribution, SPAC shall be treated as contributing assets to the Continuing Partnership in a transaction governed by Code Section 721. (collectively (i)-(iii), the “Intended Tax Treatment”); WHEREAS, concurrently with the execution and delivery of this Agreement, Sponsor, SPAC, Holdings and the Company have entered into the Sponsor Agreement substantially in the form of Exhibit A attached hereto (the “Sponsor Agreement”), dated as of the date hereof;

Annex A-1-6

WHEREAS, concurrently with the execution and delivery of this Agreement, SPAC, Holdings, the Company and the Sellers have entered into the Support Agreement substantially in the form of Exhibit B attached hereto (the “Support Agreement”), dated as of the date hereof;

WHEREAS, concurrently with the execution and delivery of this Agreement, in connection with Transactions, the Company, SPAC, Sponsor and the Sellers have entered into those certain lockup agreements (collectively, the “Lockup Agreement”), substantially in the form set forth on Exhibit C, each to be effective upon the Closing;

WHEREAS, in connection with the Closing, SPAC, Sponsor, the Sellers and the other parties thereto shall enter into the amended and restated registration rights agreement (with such changes as may be agreed in writing by the SPAC and the Company, the “Registration Rights Agreement”) substantially in the form of Exhibit F attached hereto;

WHEREAS, in connection with the Closing, SPAC, Sponsor and the Sellers shall enter into the nomination agreement (with such changes as may be agreed in writing by the SPAC and the Company, the “Nomination Agreement”) substantially in the form of Exhibit G attached hereto;

WHEREAS, in connection with the Closing, SPAC shall, and the Company shall cause the Sellers to enter into an exchange agreement substantially in the form of Exhibit J attached hereto (with such changes as may be agreed in writing by the SPAC, Holdings and the Company, the “Exchange Agreement”);

WHEREAS, at the Closing, SPAC, Holdings and the Sellers shall enter into an amended and restated limited liability company agreement of the Holdings substantially in the form of Exhibit K attached hereto (with such changes as may be agreed in writing by the SPAC and the Company, the “Amended Holdings LLC Agreement”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, certain employees of the Company have entered into the Employment Agreements, each of which is conditioned and effective as of the Closing Date.

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

Section 1.01 Definitions. For purposes of this Agreement, the following capitalized terms have the following meanings:

“Acquisition Transaction” has the meaning set forth in Section 9.03(a).

“Action” means any claim, action, suit, charge, complaint, audit, investigation, arbitration or legal, judicial or administrative proceeding (whether at law or in equity) by or before any Governmental Authority.

“Additional SEC Reports” has the meaning set forth in Section 6.10(a).

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. The term “control” means the ownership of a majority of the voting securities of the applicable Person or the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Aggregate Consideration” means, as to any specific Seller, (i) a number of shares of SPAC Class B Common Stock equal to product of (x) the number of Company Units held by such Seller and (y) the Company Exchange Ratio, in each case with fractional shares rounded down to the nearest whole share, and (ii) a number of Holdings Common Units equal to the number of SPAC Class B Common Stock to be received by such Seller pursuant to clause (i) hereof.

“Agreement” has the meaning specified in the Preamble hereto.

“Allocation Schedule” has the meaning set forth in Section 3.03.

“Alternate Business Combination Proposal” has the meaning set forth in Section 9.03(b).

Annex A-1-7

“Anti-Corruption Laws” means all U.S. and non-U.S. Laws relating to the prevention of corruption, bribery, and money laundering, including the U.S. Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010.

“Audited Combined Company Financial Statements” has the meaning set forth in Section 7.04(a).

“Benefit Plan” means each “employee benefit plan” as defined in Section 3(3) of ERISA, and any equity ownership, equity purchase, equity option, phantom equity, equity or other equity-based incentive award, severance, employment, consulting, retention, change-in-control, fringe benefit, bonus, incentive, deferred compensation, vacation, paid time off, health and welfare, pension, supplemental requirement, employee loan and all other benefit or compensation plans, agreements, programs, policies, Contracts or other arrangements, whether or not subject to ERISA.

“Business Combination” has the meaning ascribed to such term in the Certificate of Incorporation.

“Business Combination Proposal” has the meaning set forth in the definition of “SPAC Stockholder Matters”.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close or unable to open.

“B. Martinez” has the meaning specified in the Preamble hereto.

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act.

“CBA” has the meaning set forth in Section 4.14(a).

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of SPAC, as in effect on the date hereof.

“Change in Recommendation” has the meaning set forth in Section 8.02(b).

“Closing” has the meaning set forth in Section 3.01.

“Closing Date” has the meaning set forth in Section 3.01.

“Closing Filing” has the meaning set forth in Section 9.05(c).

“Closing Press Release” has the meaning set forth in Section 9.05(c).

“Code” means the U.S. Internal Revenue Code of 1986.

“Combination Transaction” has the meaning specified in the Recitals hereto.

“Company” has the meaning specified in the Preamble hereto.

“Company Benefit Plan” has the meaning set forth in Section 4.13(a).

“Company Closing Statement” has the meaning set forth in Section 2.04(a).

“Company Contribution” has the meaning specified in the Recitals hereto.

“Company Employees” means, with respect to the Company, each employee of the Company or its Subsidiaries.

“Company Equity Value” means Fifty Seven Million Five Hundred Thousand Dollars ($57,500,000).

“Company Exchange Ratio” means the quotient of (a) the Company Unit Consideration Value divided by (b) $10.

“Company Material Adverse Effect” means, any change, event, circumstance, occurrence, effect, development or state of facts that, individually or in the aggregate, with any other change, event, circumstance, occurrence, effect, development or state of facts has had or would reasonably be expected to either (a) have a material adverse effect on the business, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (b) have a material adverse effect on the ability of the Company to consummate the Transactions; provided, however, that in no event shall any of the following be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (i) any change in applicable Laws (including COVID- 19 Measures) or GAAP or any official or judicial interpretation thereof, (ii) any change in interest rates or economic, political, business, financial, commodity, currency or market conditions generally, or any changes generally

Annex A-1-8

affecting the economy, markets or industry in which the Company or its Subsidiaries operate, (iii) the announcement of this Agreement, the pendency or consummation of the Transactions or the performance of, this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees, (iv) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of nature or other force majeure event or any epidemic, disease, outbreak or pandemic (including COVID-19), (v) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, the Company or its Subsidiaries operate, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel, (vi) any failure of the Company or its Subsidiaries to meet any projections, forecasts or budgets (provided, that this clause (vi) shall not prevent or otherwise affect a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in, or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Company Material Adverse Effect)), (vii) any action required to be taken, or required not to be taken, pursuant to the terms of this Agreement or (viii) any action taken by, or at the request of, the SPAC Parties; provided, that in the case of clauses (i), (ii), (iv), and (v) such changes may be taken into account to the extent (but only to the extent) that such changes have had a disproportionate impact on the Company and its Subsidiaries, taken as a whole, as compared to other industry participants in the industries or markets in which the Company and its Subsidiaries operate.

“Company Material Contracts” has the meaning set forth in Section 4.12(a).

“Company Non-Recourse Parties” has the meaning set forth in Section 11.03.

“Company Related Party Contract” has the meaning set forth in Section 4.22.

“Company Specified Representations” has the meaning set forth in Section 10.02(a)(i).

“Company Termination Fee” has the meaning set forth in Section 10.03.

“Company Transaction Expenses” means (a) all fees, costs and expenses of the Company and its Subsidiaries incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements and the consummation of the Transactions, whether paid or unpaid prior to the Closing (including the fees, costs, expenses and disbursements of counsel, accountants, advisors and consultants to the Company and its Subsidiaries); (b) any “single trigger” stay, retention, transaction, change of control or other similar bonuses, compensation or amounts paid or payable by the Company solely in connection with the consummation of the Transactions (including the employer portion of any employment, withholding, payroll, social security, unemployment or similar Taxes imposed on such amounts, determined assuming (1) such amounts are payable as of the Closing Date, and (2) no deferral of such Taxes has occurred under any COVID-19 legislation relief program); (c) 50% of all fees in connection with filings with Governmental Authorities, including filings or other materials contemplated by Section 8.01(a); and (d) 50% of all fees in connection with filings with the SEC and any related printer fees.

“Company Unit” has the meaning specified in the Recitals hereto .

“Company Unit Consideration Value” means (a) the Company Equity Value, divided by (b) the total number of Company Units issued and outstanding immediately prior to the Closing.

“Confidentiality Agreement” has the meaning set forth in Section 12.09.

“Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, consent, clearance or approval to be obtained from, filed with or delivered to, a Governmental Authority.

“Continued Partnership” has the meaning specified in the Recitals hereto.

“Contracts” means any contracts, agreements, licenses, subcontracts, leases, subleases, concessions and purchase orders and other commitments or arrangements, in each case that are legally binding upon a Person or its properties or assets.

Annex A-1-9

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or any other related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, guidelines or recommendations by any Governmental Authority (including the Centers for Disease Control and the World Health Organization) in each case in connection with, related to or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES) or any changes thereto.

“Data Security Requirements” means, collectively, all of the following to the extent governing the Processing of Protected Data or otherwise relating to data privacy, security, or security breach notification requirements and directly applicable to the Company or its Subsidiaries: (a) all applicable Laws, (b) applicable industry standards to which the Company or its Subsidiaries are bound, and (c) any obligations on any member of the Company or its Subsidiaries under any Contracts, and (d) all policies and procedures applicable to the Company or its Subsidiaries, including without limitation all website and mobile application privacy policies and internal information security procedures.

“DGCL” means the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., as amended, supplemented or restated from time to time.

“Director Election Proposal” has the meaning set forth in the definition of “SPAC Stockholder Matters”.

“Employment Agreements” means the employment agreements between each Key Employee on the one hand, and the Company or a Subsidiary of the Company on the other hand, attached hereto as Exhibit I.

“Enforceability Exceptions” has the meaning set forth in Section 4.03.

“Environmental Laws” means any and all applicable Laws relating to pollution, human health and safety or protection of the environment (including natural resources), or the use, storage, emission, distribution, transport, handling, disposal or release of, or exposure of any Person to, Hazardous Materials.

“Equity Securities” means, with respect to any Person, (a) any shares of capital or capital stock, partnership, membership, joint venture or similar interest, or other voting securities of, or other ownership interest in, such Person, (b) any securities of such Person convertible into or exchangeable for cash or shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person, (c) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any shares of capital or capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person, (d) any restricted shares, stock appreciation rights, restricted units, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital or capital stock or other voting securities of, other ownership interests in, or any business, products or assets of, such Person, and (e) any securities issued or issuable with respect to the securities or interests referred to in clauses (a) through (d) above in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” has the meaning set forth in Section 4.13(g).

“Evaluation Material” has the meaning set forth in Section 8.11(a).

“Exchange Act” means the Securities Exchange Act of 1934.

“Financial Statements” has the meaning set forth in Section 4.08(a).

“Foreign Plan” has the meaning set forth in Section 4.13(j).

“Fraud” means an actual and intentional misrepresentation, omission or concealment of a material fact by a Party with respect to one of its written representations or warranties contained in this Agreement, (a) made with actual knowledge that the applicable representation or warranty was false, (b) made with the intent to induce the other Party to enter into this Agreement and (c) that caused the other Party, in reasonable reliance upon such misrepresentation, omission or concealment of a material fact to (i) enter into this Agreement and (ii) suffer damages as a result of such

Annex A-1-10

reasonable reliance. For the avoidance of doubt, “Fraud” expressly excludes any claim based on constructive knowledge, constructive fraud, equitable fraud, promissory fraud, unfair dealing, negligent misrepresentation, recklessness or a similar theory.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, legislative agency, executive agency, regulatory or administrative agency (including the SEC and state securities agencies or regulatory bodies), self-regulatory organization, governmental commission, department, board, bureau, agency or instrumentality, court, arbitral body (public or private) or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, ruling, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Hazardous Material” means material, substance or waste that is listed, regulated, or otherwise defined as “hazardous,” “toxic,” or “radioactive,” or as a “pollutant” or “contaminant” (or words of similar intent or meaning) under Environmental Laws, including but not limited to petroleum, petroleum by- products, asbestos or asbestos-containing material, polychlorinated biphenyls, per and polyfluoroalkyl substances, flammable or explosive substances, or pesticides.

“Holdings” has the meaning specified in the Preamble hereto.

“Holdings Common Units” means the issued and outstanding common units of Holdings.

“Incentive Equity Plan” has the meaning set forth in Section 8.06.

“Incentive Equity Plan Proposal” has the meaning set forth in the definition of “SPAC Stockholder Matters”.

“Indebtedness” means, with respect to any Person as of any time, without duplication, (a) the outstanding principal amount of and accrued and unpaid interest on, and other payment obligations for, all indebtedness for borrowed money of such Person or indebtedness issued by such Person in substitution or exchange for borrowed money, (b) all indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security, in each case, as of such time of such Person, (c) any contingent obligations for the deferred purchase price of property or other services, including “earn-outs” and “seller notes” (but excluding trade payables incurred in the ordinary course of business that are not past due), (d) all obligations as lessee that are required to be capitalized in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, to the extent drawn or claimed against, (f) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (g) any premiums, prepayment fees or other penalties, fees, costs, expenses or other amounts payable upon the discharge of any Indebtedness of such Person, (h) any amounts owing under any COVID-19 legislation relief program (including, for the avoidance of doubt, with respect to the Company and its Subsidiaries, any and all liabilities for amounts that the Company or any of its Subsidiaries has deferred pursuant to Section 2302 of the CARES Act and all Taxes (including withholding Taxes) deferred pursuant to Internal Revenue Service Notice 2020-65 or any related or similar order or declaration from any Governmental Authority (including without limitation the Presidential Memorandum, dated August 8, 2020, issued by the President of the United States)), and (i) all obligations of the type referred to in clauses (a) through (h) of this definition of any other Person, the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including any guarantee of such obligations. Notwithstanding anything to the contrary contained herein, “Indebtedness” of any Person shall not include any item that would otherwise constitute “Indebtedness” of such Person that is an obligation between such Person and any wholly-owned Subsidiary of such Person or between any two or more wholly-owned Subsidiaries of such Person.

“Independent Director” means any director of a corporation who meets the requirements of “independent director” for all purposes under the rules and regulations of Nasdaq (or, to the extent appliable, the NYSE).

“Intellectual Property” means all intellectual property in any jurisdiction in the world, including: (a) patents, industrial designs, utility models, patent disclosures and improvements and applications for any of the foregoing, including all provisionals, reissuances, continuations, continuations-in-part, divisions, revisions, extensions, requests for continuing examination, reissues, renewals, and reexaminations thereof, (b) trademarks, service marks, brand

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names, certification marks, trade dress, trade names, corporate names, logos and slogans, designs and Internet domain names, and social media accounts and handles, and any other indicia of source or origin, whether registered or unregistered, and all applications and registration for any of the foregoing, together with all goodwill associated with each of the foregoing, (c) copyrights and rights in works of authorship, mask work rights, and design rights, all whether registered or unregistered, registrations and applications for any of the foregoing, renewals and extensions thereof, and all moral rights associated with the foregoing, (d) rights in Software (including object code and source code), (e) rights in artificial intelligence technologies, including machine learning technologies and deep learning technologies; (f) data, database, and collections of data, (g) Trade Secrets and know-how and rights in other proprietary and confidential information and data, (h) any other registrations and applications for any item referenced in any of the foregoing clauses and all rights in and to any for any item referenced in any of the foregoing clauses, and (i) any rights recognized under applicable Law in any of the foregoing or that are equivalent or similar to any of the foregoing.

“Intended Tax Treatment” has the meaning specified in the Recitals hereto.

“Interim Period” has the meaning set forth in Section 7.01.

“IPO” has the meaning set forth in Section 7.03.

“IPO Prospectus” has the meaning set forth in Section 6.07.

“IT Systems” means systems, servers computer firmware or middleware, computer hardware, electronic data processing and telecommunications networks, network equipment, interfaces, platforms, peripherals, computer systems, co-location facilities, including any outsourced systems and processes, and all other information technology equipment, in each case, that are owned, leased, licensed by, used or held for use, or otherwise controlled by the Company or any of its Subsidiaries.

“JOBS Act” has the meaning set forth in Section 9.07.

“Key Employee” means any Company Employee set forth on Schedule 1.01(a).

“Law” means any statute, act, code, law (including common law), ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company or its Subsidiaries.

“Licensed Intellectual Property” has the meaning set forth in Section 4.19(a).

“Lien” means any mortgage, deed of trust, pledge, hypothecation, encumbrance, easement, license, option, right of first refusal, security interest or other lien of any kind.

“Lockup Agreement” has the meaning specified in the Recitals hereto.

“Most Recent Balance Sheet” means the unaudited consolidated balance sheet of the Company and its Subsidiaries as of March 31, 2023.

“Multiemployer Plan” has the meaning set forth in Section 4.13(g).

“Nance” has the meaning specified in the Preamble hereto.

“Nasdaq” means the Nasdaq Capital Market.

“Nomination Agreement” has the meaning specified in the Recitals hereto.

“NYSE” means the New York Stock Exchange.

“OFAC” has the meaning specified in the definition of Sanctions Laws.

“Open Source Code” has the meaning set forth in Section 4.19(e).

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“Organizational Documents” means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

“Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

“Owned Software” has the meaning set forth in Section 4.19(d).

“Parties” has the meaning specified in the Preamble hereto.

“Partnership Tax Audit Rules” means Sections 6221 through 6241 of the Code, together with any guidance issued thereunder or successor provisions and any similar or corresponding provisions of state or local Law.

“Party” has the meaning specified in the Preamble hereto.

“PCAOB” means the Public Company Accounting Oversight Board.

“PCI-DSS” means the Payment Card Industry Data Security Standard issued by the PCI Security Standards Council, as it may be amended from time to time.

“Permits” has the meaning set forth in Section 4.11(b).

“Permitted Liens” means (a) statutory or common law Liens of mechanics, materialmen, warehousemen, landlords, carriers, repairmen, construction contractors and other similar Liens that arise in the ordinary course of business, and that relate to amounts not yet delinquent or that are being contested in good faith through appropriate Actions, in each case only to the extent appropriate reserves have been established in accordance with GAAP, (b) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (c) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate Actions and for which appropriate reserves have been established in accordance with GAAP, (d) Liens, encumbrances and restrictions on real property (including defects or imperfections of title, easements, encroachments, covenants, rights of way, conditions, matters that would be apparent from a physical inspection or current, accurate survey of such real property and similar restrictions of record and other similar charges or encumbrances) that (i) are matters of record and (ii) do not materially interfere with the present uses of such real property, (e) Liens that secure obligations that are reflected as liabilities on the Most Recent Balance Sheet (which such Liens are referenced, or the existence of which such Liens is referred to, in the notes to Most Recent Balance Sheet), (f) non-exclusive licenses of Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business and consistent with past practices, and (g) Liens that do not, individually or in the aggregate, materially and adversely affect, or materially disrupt, the ordinary course operation of the business of the Company and its Subsidiaries, taken as a whole.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

“Personal Information” means information that, alone or in combination with other information, identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked with an individual or household, directly or indirectly, including name, address, geolocation information, Internet Protocol (IP) addresses, financial information or other information that constitutes “personal information” or “personal data” under applicable Laws.

“Post-Closing SPAC Board” has the meaning set forth in Section 2.05(a).

“Potential Financing” any equity or debt financing of the SPAC incurred following the date hereof in accordance with the terms of this Agreement, including Section 7.02(a).

“Pre-Approved Arrangements” has the meaning set forth on Schedule 1.01(b).

“Pre-Closing SPAC Holder” means each SPAC equityholder immediately prior to the Closing, other than any such equityholder that acquires equity in any Potential Financing.

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“Processing” means the collection, use, storage, processing, recording, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium), including Personal Information.

“Protected Data” means data regulated by the PCI-DSS, Personal Information and all data for which the Company or its Subsidiaries are required by Law or privacy policy to safeguard and/or keep confidential or private.

“Proxy Clearance Date” has the meaning set forth in Section 9.02(a)(i).

“Proxy Statement” has the meaning set forth in Section 9.02(a)(i).

“Public Stockholders” has the meaning set forth in Section 7.03.

“Registered Intellectual Property” has the meaning set forth in Section 4.19(a).

“Registration Rights Agreement” has the meaning specified in the Recitals hereto.

“Released Claims” has the meaning set forth in Section 7.03.

“Relevant Tax Audit” has the meaning set forth in Section 9.04.

“Representative” means, as to any Person, any of the officers, directors, managers, employees, counsel, accountants, financial advisors, and consultants of such Person.

“Required SPAC Stockholder Approval” means the approval of each required Transaction Proposal by the affirmative vote of the requisite number of SPAC Class A Common Stock and SPAC Class B Common Stock entitled to vote thereon., whether in person or by proxy at the Special Meeting (or any adjournment thereof), in accordance with the SPAC Organizational Documents and applicable Law.

“Required Transaction Proposals” means, collectively, the Business Combination Proposal, the Share Issuance Proposal, SPAC Amended Charter Proposal, the Incentive Equity Plan Proposal and the Director Election Proposal.

“Sanctioned Country” means any country or region that is or has in the past five years been the subject or target of a comprehensive embargo under Sanctions Laws (including Cuba, Iran, North Korea, Venezuela, Sudan, Syria, and the Crimea region of Ukraine).

“Sanctioned Person” means any individual or entity that is the subject or target of sanctions or restrictions under Sanctions Laws, including: (a) any Person listed on any U.S. or non-U.S. sanctions- or export-related restricted or prohibited party list, including OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Sectoral Sanctions Identification List, the Entity, Denied Persons and Unverified Lists maintained by the U.S. Department of Commerce, the UN Security Council Consolidated List, and the EU Consolidated List; (b) any Person that is, in the aggregate, 50% or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (a); or (c) any national of a Sanctioned Country.

“Sanctions Laws” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by the U.S. Department of the Treasury, Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State), the United Nations Security Council, and the European Union.

“Schedules” means the disclosure schedules of the Company or SPAC, as applicable.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 6.10(a).

“Securities Act” means the Securities Act of 1933.

“Securities Laws” means the securities laws of any state, federal or foreign entity and the rules and regulations promulgated thereunder.

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“Security Breach” means any (i) security breach or breach of Protected Data under applicable Data Security Requirements or any unauthorized access, acquisition, use, disclosure, modification, deletion, or destruction of Protected Data or the Company’s own confidential information; or (ii) unauthorized interference with system operations or security safeguards of the Company’s information technology systems, including any phishing incident or ransomware attack.

“Sellers” has the meaning specified in the Preamble hereto.

“Service Provider” means, with respect to the Company, the Company Employee, officer, director, or other service provider of the Company or its respective Subsidiaries.

“Share Issuance Proposal” has the meaning set forth in the definition of “SPAC Stockholder Matters.”

“Signing Filing” has the meaning set forth in Section 9.05(c).

“Signing Press Release” has the meaning set forth in Section 9.05(c).

“S. Martinez” has the meaning specified in the Preamble hereto.

“Software” means software and computer programs, whether in source code or object code form, and including (a) databases and collections of data, and related documentation and materials, (b) software implementations of algorithms, models, and methodologies, firmware, application programming interfaces, user interfaces, architecture, development tools, code repositories, (c) descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and (d) files and documentation, including user documentation, user manuals, programmers’ notes, foreign language versions, fixes, upgrades, updates, enhancements, current and prior versions and releases, and training materials, files, and records relating to any of the foregoing.

“SPAC” has the meaning specified in the Preamble hereto.

“SPAC Amended Bylaws” has the meaning set forth in Section 2.03(a).

“SPAC Amended Charter” has the meaning set forth in Section 2.03(a).

“SPAC Amended Charter Proposal” has the meaning set forth in the definition of “SPAC Stockholder Matters”.

“SPAC Board” means the board of directors of SPAC.

“SPAC Board Recommendation” means a resolution of the SPAC Board recommending to its stockholders the SPAC Stockholder Matters.

“SPAC Class A Common Stock” means the class A common stock, par value $0.0001 per share, of SPAC.

“SPAC Class B Common Stock” means the class B common stock, par value $0.0001 per share, of SPAC.

“SPAC Common Stock” means the SPAC Class A Common Stock and the SPAC Class B Common Stock.

“SPAC Contribution” has the meaning specified in the Recitals hereto.

“SPAC Indebtedness” means the amount, if any, at Closing, of all Working Capital Loans or other Indebtedness (that is not satisfied by the issuance of SPAC Warrants to Sponsor at the Closing), or other monetary obligations or amounts, owed by SPAC to any Affiliate, officer or director of SPAC, or, to any unaffiliated third-party lender to, or creditor of, SPAC.

“SPAC Marks” has the meaning set forth in Section 8.11(b).

“SPAC Material Adverse Effect” means, any change, event, circumstance, occurrence, effect, development or state of facts that, individually or in the aggregate, with any other change, event, circumstance, occurrence, effect, development or state of facts has had or would reasonably be expected to either (a) have a material adverse effect on the business, assets, operations, results of operations or financial condition of SPAC and its Subsidiaries, taken as a whole, or (b) have a material adverse effect on the ability of the SPAC Parties or Sponsor to consummate the Transactions; provided, however, that in no event shall any of the following be taken into account in determining whether a SPAC Material Adverse Effect has occurred or would reasonably be expected to occur: (i) any change in applicable Laws

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(including COVID- 19 Measures) or GAAP or any official or judicial interpretation thereof, (ii) any change in interest rates or economic, political, business, financial, commodity, currency or market conditions generally, or any changes generally affecting special purpose acquisition companies (SPACs), (iii) the announcement of this Agreement, the pendency or consummation of the Transaction or the performance of this Agreement, including the impact thereof on the SPAC’s stock price or the amount of SPAC Stockholder Redemptions, (iv) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of nature or other force majeure event or any epidemic, disease, outbreak or pandemic (including COVID-19), (v) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, the SPAC or its Subsidiaries operate, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other country or such other countries upon any United States military installation, equipment or personnel, (vi) any action required to be taken, or required not to be taken, pursuant to the terms of this Agreement or (vii) any action taken by, or at the request of, the Company or its Subsidiaries; provided, that in the case of clauses (i), (ii), (iv) and (v), such changes may be taken into account to the extent (but only to the extent) that such changes have had a disproportionate impact on the SPAC, as compared to other special purpose acquisition companies (SPACs).

“SPAC Non-Recourse Parties” has the meaning set forth in Section 11.03.

“SPAC Organizational Documents” means the Certificate of Incorporation, SPAC’s bylaws, as amended and in effect on the date hereof, the SPAC Warrant Agreement and the Trust Agreement.

“SPAC Parties” means, collectively, SPAC and Holdings.

“SPAC Preferred Stock” has the meaning set forth in Section 6.13(a).

“SPAC Private Placement Warrant” means one of the redeemable private placement warrants entitling the holder to purchase shares of SPAC Class A Common Stock which were issued and sold to Sponsor or its Affiliates as part of SPAC’s private placement units.

“SPAC Public Warrant” means one of the redeemable public warrants entitling the holder to purchase shares of SPAC Class A Common Stock which were issued and sold as part of SPAC’s initial public offering.

“SPAC Related Party Transaction” has the meaning set forth in Section 6.15.

“SPAC Specified Representations” has the meaning set forth in Section 10.03(a)(i).

“SPAC Stockholder Matters” means (a) the adoption and approval of this Agreement and the Transactions (the “Business Combination Proposal”), (b) the approval of the issuance of shares of SPAC Common Stock (including the Aggregate Consideration) in connection with the Transactions as may be required under Nasdaq (or, to the extent applicable, the NYSE) listing requirements (the “Share Issuance Proposal”), (c) the adoption and approval of the amendments to the Certificate of Incorporation as contemplated by the SPAC Amended Charter attached as Exhibit C (including, without limitation, approval of the change of SPAC’s name to Global Gas Corporation (or such other name satisfactory to the Company, as determined prior to the mailing of the Proxy Statement) (the “SPAC Amended Charter Proposal”), (d) the adoption and approval of the Incentive Equity Plan in accordance with Section 8.06 (the “Incentive Equity Plan Proposal”), ), (e) the election of the members of the SPAC Board as of the Closing in accordance with Section 8.05 (the “Director Election Proposal”), (f) the adoption and approval of each other proposal reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the Transactions or that the SEC (or staff member thereof) may indicate are necessary in its comments to the Proxy Statement or correspondence related thereto, and (g) the adoption and approval of a proposal for the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing.

“SPAC Stockholder Redemption” has the meaning set forth in Section 9.02(a)(i).

“SPAC Warrant Agreement” means the Warrant Agreement, dated as of December 17, 2020, by and between SPAC and Continental Stock Transfer & Trust Company, as may be amended, modified or supplemented.

“SPAC Warrants” means the SPAC Public Warrants and the SPAC Private Placement Warrants.

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“Special Meeting” has the meaning set forth in Section 9.02.

“Sponsor” means Dune Acquisition Holdings LLC, a Delaware limited liability company.

“Sponsor Agreement” has the meaning specified in the Recitals hereto.

“Subsidiary” means, with respect to a Person, except as set forth on Schedule 1.01(c), any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

“Support Agreement” has the meaning specified in the Recitals hereto.

“Surviving Provisions” has the meaning set forth in Section 11.02.

“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition,” “business combination” or any other anti-takeover statute or similar statute enacted under applicable Law, including Section 203 of the DGCL.

“Tax” means (a) any federal, state, provincial, territorial, local, foreign and other tax, charge, impost, levy, duty, or governmental assessment of any kind in the nature of a tax, including alternative or add-on minimum, net income, franchise, gross income, adjusted gross income, gross receipts, employment related (including employee withholding or employer payroll), ad valorem, transfer, license, sales, use, excise, severance, stamp, occupation, premium, personal property, real property, capital stock, profits, disability, registration, value added, or estimated tax, together with any interest, penalty, addition to tax or additional amount imposed with respect thereto (or in lieu thereof), (b) any liability for, or in respect of, any item described in clause (a) of this definition as a result of being a member of an affiliated, combined, consolidated, unitary or other group for Tax purposes, including under Treasury Regulations Section 1.1502-6 (or any similar or corresponding provision of state, local or foreign Law), and (c) any liability for, or in respect of, any item described in clauses (a) or (b) of this definition as a transferee or successor.

“Tax Return” means any return, report, statement, refund claim, declaration, information return, estimate or other document filed or required to be filed with any Governmental Authority (or required to be provided to a payee) in respect of Taxes, including any schedule or attachment thereto and including any amendments thereof.

“Termination Date” has the meaning set forth in Section 11.01(c).

“Trade Controls” has the meaning set forth in Section 4.24(a).

“Trade Secrets” means, collectively, information, including a formula, pattern, compilation, invention, algorithm, program, device, method, technique, or process, that: derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

“Trading Day” means any day on which shares of SPAC Common Stock are actually traded on the principal securities exchange or securities market on which shares of SPAC Common Stock are then traded.

“Transaction Agreements” shall mean this Agreement, the Sponsor Agreement, the Support Agreement, the Registration Rights Agreement, the Nomination Agreement, the Employment Agreements, the SPAC Amended Charter, the SPAC Amended Bylaws, the Exchange Agreement and the Amended Holdings LLC Agreement, and all the agreements, documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto.

“Transaction Litigation” has the meaning set forth in Section 9.01(d).

“Transactions” means the transactions contemplated by this Agreement or the Transaction Agreements, including the SPAC Contribution and the Company Contribution.

“Transfer Taxes” has the meaning set forth in Section 9.04(b).

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“Treasury Regulations” means the regulations promulgated by the U.S. Department of the Treasury under or with respect to the Code.

“Trust Account” has the meaning set forth in Section 6.07.

“Trust Agreement” has the meaning set forth in Section 6.07.

“Trust Termination Letter” means the termination letter to the Trustee substantially in the applicable form attached to the Trust Agreement.

“Trustee” has the meaning set forth in Section 6.07.

“Unauthorized Code” means any virus, Trojan horse, worm, or other software routines or hardware components designed to permit unauthorized access to, or to disable without proper authorization, erase, or otherwise harm, Software, hardware or data.

“Updated Company Closing Statement” has the meaning set forth in Section 2.04(a).

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988 or any similar Laws.

“Withholding Person” has the meaning set forth in Section 3.02.

“Working Capital Loans” mean any Indebtedness of SPAC from its Affiliates and stockholders to provide working capital to SPAC.

Section 1.02 Construction.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (iv) the terms “Article”, “Section”, “Schedule”, “Exhibit” and “Annex” refer to the specified Article, Section, Schedule, Exhibit or Annex of or to this Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation,” (vi) the word “or” shall be disjunctive but not exclusive, and (vii) the phrase “to the extent” means the degree to which a thing extends (rather than if).

(b) When used herein, “ordinary course of business” means an action taken, or omitted to be taken, in the ordinary and usual course of business, consistent with past practice.

(c) Unless the context of this Agreement otherwise requires, references to Contracts shall be deemed to include all subsequent amendments and other modifications thereto (subject to any restrictions on amendments or modifications set forth in this Agreement).

(d) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to Laws shall be construed as including all Laws consolidating, amending or replacing the Law.

(e) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

(f) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(g) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

(h) The phrases “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than 11:59 p.m. Eastern Time on May 12, 2023 to the Party to which such information or material is to be provided or furnished by delivery to such Party or its legal counsel via electronic mail or hard copy form.

(i) References to “$” or “dollar” or “US$” shall be references to United States dollars unless otherwise specified.

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Section 1.03 Knowledge. As used herein, the phrase “to the knowledge of” shall mean the actual knowledge of, (a) with respect to SPAC, the individuals listed on Schedule 1.03(a) and (b) with respect to the Company, the individuals listed on Schedule 1.03(b).

Section 1.04 Equitable Adjustments. If, between the date of this Agreement and the Closing, the outstanding Company Units or SPAC Common Stock shall have been changed into a different number of units or shares or a different class, by reason of any unit or stock dividend, subdivision, reclassification, reorganization, recapitalization, split, combination or exchange of units or shares, or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein which is based upon the number of Company Units or SPAC Common Stock, as applicable, will be appropriately adjusted to provide to the holders of Company Units or SPAC Common Stock, as applicable, the same economic effect as contemplated by this Agreement prior to such event; provided, however, that this Section 1.04 shall not be construed to permit any SPAC Party or the Company to take any action with respect to their respective securities that is prohibited by the terms and conditions of this Agreement. For clarity, this Section 1.04 shall not apply to the issuance of SPAC Common Stock pursuant to (a) the conversion of SPAC Class B Common Stock into SPAC Class A Common Stock in connection with the consummation of the transactions contemplated by this Agreement.

ARTICLE II
PURCHASE AND SALE TRANSACTIONS

Section 2.01 Purchase and Sale. Subject to the terms and conditions set forth herein and completion of the SPAC Contribution, at the Closing, the Sellers shall transfer, convey, assign and deliver all of the Company Units to Holdings, free and clear of all Liens (other than Liens that may be imposed pursuant to (i) this Agreement, (ii) the Lockup Agreement, (iii) restrictions on transfer imposed by applicable Securities Laws, and (iv) the Organizational Documents of SPAC), and Holdings shall receive and accept from the Sellers, all of the Company Units.

Section 2.02 Purchase Price. In consideration for the contribution of the Company Units, and subject to the terms and conditions of this Agreement, Holdings and SPAC, as applicable, shall issue and deliver to the Sellers, free and clear of all Liens (other than restrictions imposed by applicable Securities Laws), and the Sellers shall acquire and accept from Holdings and SPAC, the Aggregate Consideration.

Section 2.03 Governing Documents.

(a) At the Closing, subject to obtaining the approval from the SPAC’s stockholders of the SPAC Amended Charter Proposal, the certificate of incorporation and bylaws of SPAC shall be amended and restated to be substantially in the form of the certificate of incorporation attached hereto as Exhibit C (the “SPAC Amended Charter”) and the form of the bylaws attached hereto as Exhibit D (the “SPAC Amended Bylaws”), (b) the certificate of formation and limited liability company agreement of the Company shall be amended and restated in a form to be mutually agreed between SPAC and the Sellers, in each case, until such Organizational Documents are thereafter amended in accordance with their respective terms and as provided by applicable Law and (c) a certificate of amendment of the certificate of formation of Holdings to reflect its change in name.

(b) Except as otherwise directed in writing by the Company, and conditioned upon the occurrence of the Closing, subject to any limitation with respect to any specific individual imposed under applicable Laws and the listing requirements of Nasdaq (and, for the avoidance of doubt, after giving effect to any exemptions available to a controlled company), SPAC shall take all actions necessary or appropriate (including securing resignations or removals and making such appointments as are necessary) to cause, effective as of the Closing, the board of directors of SPAC to consist of the persons set forth under Section 7.05, subject to the terms of the Nomination Agreement.

(c) The Parties shall take all necessary action prior to the Closing such that, conditioned upon the occurrence of the Closing, the managers and officers of the Company shall be those individuals determined by the Parties prior to the Closing Date, until the earlier of their resignation or removal or until their respective successors are duly appointed.

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Section 2.04 Company Closing Statement.

(a) At least five Business Days prior to the Closing Date, the Company shall deliver to SPAC a written statement (the “Company Closing Statement”) setting forth its good faith estimate and calculation of the Company Transaction Expenses, including a detailed itemization of the components thereof and reasonable supporting documentation and detail therefor (including invoices), and determined pursuant to the definitions contained in this Agreement. From and after delivery of the Company Closing Statement and through the Closing Date, (i) Company shall promptly provide the SPAC any changes to the Company Closing Statement (including any component thereof) (the “Updated Company Closing Statement”), and (ii) SPAC shall have the right to review and comment on such calculations and estimates, the Company shall consider in good faith any such comments made by SPAC, and the Company and SPAC shall cooperate with each other through the Closing Date and use good faith efforts to resolve any differences regarding the calculations and estimates contained in the Updated Company Closing Statement (and any updates or revisions as may be agreed by the Company and SPAC shall be included in the Updated Company Closing Statement). The Company shall, and shall cause its Representatives to, (x) reasonably cooperate with SPAC and its Representatives to the extent related to SPAC’s review of the Company Closing Statement and Updated Company Closing Statement and the calculations and estimates contained therein (including engaging in good faith discussion related thereto) and (y) provide access to personnel, books, records and other information during normal business hours to the extent related to the preparation of the Company Closing Statement and Updated Company Closing Statement and reasonably requested by SPAC or its Representatives in connection with such review; provided, that SPAC shall not, and shall cause its Representatives to not, unreasonably interfere with the business of the Company and its Subsidiaries in connection with any such access.

ARTICLE III
CLOSING

Section 3.01 Closing.

(a) The closing of the Transactions (the “Closing”) shall take place (i) electronically by the mutual exchange of electronic signatures (including portable document format (PDF)) commencing as promptly as practicable (and in any event no later than 9:00 a.m. Eastern Time) on the third Business Day following the satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in Article X (other than those conditions that by their terms or nature are to be satisfied at the Closing; provided, that such conditions are satisfied or (to the extent permitted by applicable Law) waived in writing) or (ii) at such other place, time or date as SPAC and the Company may mutually agree in writing. The date on which the Closing shall occur is referred to herein as the “Closing Date.”

(b) Closing Transactions. Upon the terms and subject to the satisfaction or written waiver of the conditions contained in this Agreement, at the Closing:

(i) SPAC or Holdings, as applicable, will deliver to the Company the following:

(A) the issuance of the Aggregate Consideration;

(B) evidence reflecting the completion of the SPAC Contribution;

(C) evidence of the filing with, and acceptance by, the Office of the Secretary of the State of Delaware of the SPAC Amended Charter;

(D) a certified copy of the SPAC Amended Bylaws;

(E) the Registration Rights Agreement, duly executed by SPAC and Sponsor;

(F) the Nomination Agreement, duly executed by the SPAC and Sponsor;

(G) the Exchange Agreement, duly executed by SPAC and Holdings; and

(H) the Amended Holdings LLC Agreement, duly executed by SPAC and Holdings.

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(ii) The Company will deliver to SPAC the following:

(A) original certificate(s) for the Company Units (if certificated) owned thereby, duly endorsed in blank or accompanied by duly executed interest powers or, if such Company Units are not certificated, such other assignment documents sufficient to transfer such Company Units to Holdings, in accordance with the terms of this Agreement;

(B) the Registration Rights Agreement, duly executed by the Sellers party thereto;

(C) the Nomination Agreement, duly executed by the Sellers party thereto;

(D) the Exchange Agreement, duly executed by the Sellers party thereto;

(E) the Amended Holdings LLC Agreement, duly executed by the Sellers party thereto; and

(F) evidence, in form and substance reasonably satisfactory to SPAC and the Company, to pay, or cause to be paid, on behalf of SPAC, the amount necessary at the Closing to fully discharge the SPAC Indebtedness, whether pursuant to payoff letters or similar statements or invoices obtained by SPAC from its lenders or other creditors prior to the Closing, or through the issuance of SPAC Warrants to Sponsor.

Section 3.02 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, SPAC, Holdings, the Company and their respective Affiliates and agents (each, a “Withholding Person”) shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement, any amounts that are required to be deducted or withheld with respect to the making of such payments under applicable Law. To the extent that any deduction or withholding is to be made from the amounts otherwise payable hereunder (other than any such value that is subject to withholding because it is properly treated as compensation for applicable Tax purposes), the appropriate Withholding Person shall use commercially reasonable efforts to provide notice to the applicable Person at least 10 days prior to the day the relevant withholding is to be made (and all Parties agree to use commercially reasonable efforts to cooperate to reduce or eliminate any such withholding). To the extent that any amounts are deducted or withheld consistent with the terms of this Section 3.02 and paid over to the appropriate Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. In the case of any such payment payable to employees of the Company or any of its Subsidiaries in connection with the Transactions treated as compensation for applicable Tax purposes, the parties shall cooperate to pay such amounts through SPAC’s, Holdings’ or their respective Affiliate’s payroll to facilitate applicable withholding.

Section 3.03 Allocation Schedule. The Company acknowledges and agrees that (i) the Aggregate Consideration is being allocated among the Sellers pursuant to the schedule in the form set forth on Schedule 3.03 and delivered by the Company to SPAC and Holdings at least two Business Days prior to the anticipated Closing Date (the “Allocation Schedule”) and such allocation (i) is and will be in accordance with the Organizational Documents of the Company and applicable Law, (ii) does and will set forth (A) the mailing addresses and email addresses, for each Seller, (B) the number and class of Equity Securities owned by each Seller, and (C) the number of shares of Holdings Common Units and SPAC Class B Common Stock allocated to each Seller and (iii) is and will otherwise be accurate in all respects (except for de minimis inaccuracies that are not material). For illustrative purposes only, set forth on Schedule 3.03 is the Allocation Schedule as it would have been prepared if the Closing Date were the date hereof (it being understood that such illustrative Allocation Schedule set forth on Schedule 3.03 is illustrative only and not binding in any manner on the Parties); provided that, the Parties agree that such illustrative Allocation Schedule shall not be required to set forth the mailing addresses and email addresses for the Sellers. Notwithstanding anything in this Agreement to the contrary, upon delivery, payment, issuance, reserve for issuance or any other treatment of the Aggregate Consideration on the Closing Date in accordance with the Allocation Schedule, SPAC, Holdings and their respective Affiliates shall be deemed to have satisfied all obligations with respect to the payment of consideration under this Agreement, and none of them shall have (I) any further obligations to the Company, any Seller or any other Person with respect to the payment of any consideration under this Agreement (including with respect to the Aggregate Consideration), or (II) any liability with respect to the allocation of the consideration under this Agreement, and the Company hereby irrevocably waives and releases SPAC, Holdings and their respective Affiliates (but excluding, on and after the Closing, the Company and its Affiliates) from all claims arising from or related to such Allocation Schedule and the allocation of the Aggregate Consideration, as the case may be, among each Seller as set forth in such Allocation Schedule.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedules, the Company represents and warrants to the SPAC Parties as follows:

Section 4.01 Corporate Organization of the Company. The Company has been duly formed, is validly existing and is in good standing under the Laws of the State of Delaware and has the requisite limited liability company power and authority to own, operate and lease its properties, rights and assets and to conduct its business as it is now being conducted. The copies of the Organizational Documents of the Company, as in effect on the date hereof, previously made available by the Company to SPAC are (a) true, correct and complete and (b) in full force and effect. The Company is duly licensed or qualified and in good standing as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is not in violation of any of the provisions of its Organizational Documents, except where such violation would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.02 No Subsidiaries. The Company does not have, and has not had, any Subsidiaries nor does the Company own (beneficially or of record), nor has the Company previously owned (beneficially or of record), any Equity Securities, of any other Person.

Section 4.03 Due Authorization. The Company has the requisite corporate power and authority to execute and deliver this Agreement and each Transaction Agreement to which it is a party and (subject to the approvals described in Section 4.05) to perform all obligations to be performed by it hereunder and thereunder and to consummate the Transactions and the transactions contemplated thereby. The execution, delivery and performance of this Agreement and the Transaction Agreements to which the Company is a party and the consummation of the Transactions and the transactions contemplated thereby have been duly authorized by the Company and no other corporate proceeding on the part of the Company is necessary to authorize this Agreement or any Transaction Agreements or the Company’s performance hereunder or thereunder. This Agreement has been, and each Transaction Agreement to which the Company is a party (when executed and delivered by the Company) will be, duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by each other party hereto and thereto, this Agreement constitutes, and each Transaction Agreement to which the Company is a party will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law (the “Enforceability Exceptions”).

Section 4.04 No Conflict. Except as set forth on Schedule 4.04, the execution, delivery and performance by the Company of this Agreement and the Transaction Agreements to which it is a party and the consummation by the Company of the Transactions and the transactions contemplated thereby do not and will not (a) contravene or conflict with the Organizational Documents of the Company or, in any material respect, its Subsidiaries, (b) subject to the approvals described in Section 4.05, contravene or conflict with or constitute a violation of any provision of any Law, Permit or Governmental Order binding upon or applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, (c) subject to the approvals described in Section 4.05, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective assets or properties may be bound or affected or any Permit of the Company or its Subsidiaries, or (d) result in the creation or imposition of any Lien on any asset, property or Equity Security of the Company or any of its Subsidiaries, except in the case of each of clauses (b) through (d) as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.05 Governmental Authorities; Consents. Assuming the truth and accuracy of the representations and warranties of the SPAC Parties contained in this Agreement, the execution and delivery of this Agreement by the Company does not, and the performance by the Company of this Agreement and the consummation of the transactions

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contemplated hereby shall not, require the Company or any Subsidiary to obtain any Consent, except (a) the filing of the SPAC Amended Charter in accordance with the DGCL, (b) for Consents that may be required solely by reason of the SPAC Parties’ (as opposed to any other third party’s) participation in the transactions contemplated hereby, (c) the filing with the SEC of (i) the Proxy Statement (and the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act or, if the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC) and (ii) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Transaction Agreements or the Transactions or the transactions contemplated thereby, (d) such filings with and approval of Nasdaq (or, to the extent applicable, the NYSE) to permit the SPAC Common Stock to be issued in connection with the transactions contemplated by this Agreement and the other Transaction Agreements to be listed on Nasdaq (or, to the extent applicable, the NYSE), (e) the Required SPAC Stockholder Approval, (f) as set forth in Schedule 4.05(h) and (g) any Consents the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.06 Current Capitalization.

(a) Schedule 4.06(a) sets forth as of the date hereof the authorized and outstanding Equity Securities of the Company (including the number and class or series (as applicable)) and the record ownership (including the percentage interests held thereby) thereof, and such Equity Securities have not been issued in violation of preemptive or similar rights. The outstanding Equity Securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(b) Except as set forth on Schedule 4.06(a), as of the date hereof, there are no outstanding or authorized Equity Securities in the Company. There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the Company’s members may vote. Except as set forth on Schedule 4.06(b), other than this Agreement and the transactions contemplated hereby, the Company is not party to any stockholders agreement, voting agreement, proxies, registration rights agreement or other agreements or understandings relating to its Equity Securities. The Company does not have, and has not had, an equity incentive plan pursuant to which it issued any Equity Securities.

Section 4.07 [RESERVED].

Section 4.08 Financial Statements.

(a) Attached as Schedule 4.08(a) hereto are true, correct, accurate and complete copies of the unaudited consolidated balance sheets of the Company and its Subsidiaries as of March 31, 2023, and the related unaudited consolidated statements of income and comprehensive income, members’ equity and cash flows for the years then ended, together with the auditor’s reports thereon (the “Financial Statements”).

(b) The Financial Statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates and for the periods indicated therein in conformity with GAAP during the periods involved (except as may be indicated in the notes thereto).

(c) The Company maintains and, for all periods covered by the Financial Statements, has maintained books and records of the Company in the ordinary course of business that are accurate and complete in all material respects and reflect the revenues, expenses, assets and liabilities of the Company and its Subsidiaries in all material respects.

(d) Except as set forth in the Financial Statements, as of the date hereof, neither the Company nor the Company’s independent auditors has identified or been made aware of any Fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the internal controls over financial reporting of the Company.

(e) All financial projections with respect to the Company and its Subsidiaries that were delivered by or on behalf of the Company to the SPAC or its Representatives were prepared in good faith using assumptions that the Company believes to be reasonable.

Section 4.09 Undisclosed Liabilities. Except as set forth on Schedule 4.09, as of the date hereof, the Company does not have any liability, debt or obligation, whether accrued, contingent, absolute, determined, determinable or otherwise, that would be required to be set forth on a consolidated balance sheet of the Company, as applicable prepared in accordance with GAAP, except for liabilities, debts or obligations (a) reflected or reserved for in the Most

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Recent Balance Sheet, (b) that have arisen since the Most Recent Balance Sheet in the ordinary course of business, (c) arising under this Agreement or the performance by the Company of its obligations hereunder, including the Company Transaction Expenses, or (d) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.10 Litigation and Proceedings. As of the date hereof, there is no, and since the date of the Company’s formation there has not been any, Action pending or, to the knowledge of the Company, threatened in writing by or against the Company or any of its Subsidiaries or any of their properties, rights or assets that would reasonably be expected to (a) involve an amount in controversy (not counting insurance deductibles) of more than $500,000, or (b) if adversely determined, have, individually or in the aggregate, a Company Material Adverse Effect. There is, and since the date of the Company’s formation, there has been no Governmental Order imposed upon or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries or any of their properties, rights or assets that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date hereof, none of the Company nor any of its Subsidiaries is party to a settlement or similar agreement regarding any of the matters set forth in the two preceding sentences that contains any unsatisfied, ongoing obligations, restrictions or liabilities (of any nature) that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.11 Compliance with Laws.

(a) Except where the failure to be, or to have been, in compliance with such Laws would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with all applicable Laws (including applicable Environmental Laws).

(b) The Company and its Subsidiaries hold all licenses, approvals, consents, registrations, franchises and permits (“Permits”) necessary for the lawful conduct of its business as it is being conducted as of the date hereof, except where the failure to so hold would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No event has occurred with respect to any of the Permits which permits, or after the giving of notice or lapse of time or both would permit, revocation, cancellation or termination thereof, or would result in any other impairment of the rights of the holder of any such Permit, except where the revocation, cancellation, termination or impairment would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) As of the date hereof, (i) neither the Company nor any of its Subsidiaries has received any written notice of any violations of applicable Laws, Governmental Orders or Permits (other than allegations asserted by providers in connection with requests for claims adjustments by such providers in the ordinary course of business) that remains unresolved and (ii) no assertion or Action of any violation of any Law, Governmental Order or Permit by the Company or any of its Subsidiaries is currently threatened in writing against the Company or any of its Subsidiaries (other than allegations asserted by providers in connection with requests for claims adjustments by such providers in the ordinary course of business), in each of the foregoing clauses (i) and (ii), except as would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date hereof, no investigation or review by any Governmental Authority with respect to the Company or any of its Subsidiaries is pending or threatened in writing, in each case, except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) As of the date hereof, neither the Company nor its Subsidiaries is registered or required to be registered or licensed or required to be licensed (a) with the SEC, the securities commission of any state or any other Governmental Authority as an investment adviser or investment manager, (b) with the U.S. Commodity Futures Trading Commission or under Law applicable to it in non-U.S. jurisdictions as a commodity pool operator, commodity trading advisor, introducing broker, futures commission merchant, retail foreign exchange dealer, swap dealer or major swap participant, or (c) as a bank, trust company, futures commission merchant, swap firm or dealer, transfer agent, municipal advisor, insurance company, forex firm or insurance broker. The Company qualifies as a “smaller reporting company” within the meaning of Item 10(f) of Regulation S-K under the Securities Act.

Section 4.12 Contracts; No Defaults.

(a) Schedule 4.12(a) contains a true and complete listing of all Contracts described in clauses (i) through (ix) of this Section 4.12(a) to which, as of the date of this Agreement, the Company or any of its Subsidiaries is a party or by which any of their respective assets is bound (together with all material amendments, waivers or other changes

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thereto) other than any purchase orders entered into in the ordinary course of business and any Company Benefit Plans (all such Contracts as described in clauses (i) through (ix), collectively, the “Company Material Contracts”) (for the avoidance of doubt, Schedule 4.12(a) is not required to list all amendments, waivers or other changes with respect to the Contracts listed therein). True, correct and complete copies of such Company Material Contracts (together with all material amendments, waivers or other changes thereto) in existence as of the date hereof have been delivered to or made available to SPAC or its agents or Representatives.

(i) Each Contract relating to Indebtedness (including the amount of any undrawn but available commitments thereunder);

(ii) Each Contract that is a purchase and sale or similar agreement for the acquisition of any Person or any business unit thereof or the disposition of any material assets the Company or any of its Subsidiaries;

(iii) Each lease, rental or occupancy agreement, license, installment and conditional sale agreement and each other Contract with outstanding obligations that provides for the ownership of, leasing of, occupancy of, title to, use of, or any leasehold or other interest in any real or personal property, other than sales or purchase agreements in the ordinary course of business and sales of obsolete equipment;

(iv) Each Contract requiring capital expenditures of the Company or its Subsidiaries after the date of this Agreement;

(v) Each Contract prohibiting or restricting in any material respect the ability the Company or its Subsidiaries to engage in any business, to solicit any potential customer, to operate in any geographical area or to compete with any Person, in each case, in any material respect, other than customary restrictions with respect to the sale or delivery of products in certain geographical areas and non-solicitation and no-hire provisions, in each case, entered into in the ordinary course of business;

(vi) Each Contract (excluding (x) non-disclosure agreements entered into with employees and contractors in the ordinary course of business and (y) non-exclusive licenses granted in trademarks that are Owned Intellectual Property that are incidental to marketing, printing or advertising Contracts) under which the Company or any of its Subsidiaries (A) is a licensee with respect to any item of Intellectual Property that is material to the business of the Company or any of its Subsidiaries (excluding non-exclusive licenses in respect of commercially available, unmodified, “off-the-shelf software”) and (B) is a licensor or otherwise grants to a third party any rights to use any item of material Owned Intellectual Property (excluding non-exclusive licenses granted by the Company or any of its Subsidiaries in the ordinary course of business and consistent with past practice);

(vii) Each Contract under which the Company or any of its Subsidiaries has commissioned the development of Intellectual Property by a third party that is material to the business of the Company or any of its Subsidiaries (other than pursuant the Company’s or any of its Subsidiaries’ standard form employee invention assignment or consulting or independent contractor agreements, copies of which have been provided to SPAC);

(viii) Each employment Contract with any individual that provides for the payment or accelerated vesting of any compensation or benefits in connection with the consummation of the Transactions, including any severance, retention, change of control, transaction, or similar payments; and

(ix) Any commitment to enter into agreement of the type described in clauses (i) through (viii) of this Section 4.12(a).

(b) Except for any Contract that has terminated, or will terminate, upon the expiration of the stated term thereof prior to the Closing Date and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, each Company Material Contract is (i) in full force and effect and (ii) represents the legal, valid and binding obligations the Company or one of its Subsidiaries that is a party thereto and, to the knowledge the Company, represents the legal, valid and binding obligations of the other parties thereto, in each case, subject to the Enforceability Exceptions. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof, (w) neither the Company, any of its Subsidiaries nor, to the knowledge the Company, any other party thereto

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is or is alleged to be in breach of or default under any Company Material Contract (x) neither the Company nor any of its Subsidiaries has received any written claim or notice of breach of or default under any such Contract that remains unresolved and (y) to the knowledge the Company, no event has occurred which individually or together with other events, would reasonably be expected to result in a breach of or a default under any such Contract (in each case, with or without notice or lapse of time or both).

Section 4.13 Company Benefit Plans.

(a) Schedule 4.13(a) sets forth a true and complete list of each material Company Benefit Plan. For purposes of this Agreement a “Company Benefit Plan” means each Benefit Plan which is contributed to, required to be contributed to, sponsored by or maintained by the Company or any of its Subsidiaries for the benefit of any Service Provider of the Company or any of its Subsidiaries or under or with respect to which the Company or any of its Subsidiaries has any liability or obligation, contingent or otherwise, in any case, excluding any Multiemployer Plan.

(b) With respect to each Company Benefit Plan listed on Schedule 4.13(a), the Company has delivered or made available to SPAC copies of (i) the plan document, adoption agreement, and any trust agreement or other funding instrument relating to such plan, or in the event that the Company Benefit Plan is unwritten, a written summary of the material provisions, as applicable, (ii) the most recent summary plan description, if any, required under ERISA with respect to the Company Benefit Plan, (iii) the most recent annual report on Form 5500 and all attachments with respect to the Company Benefit Plan (if applicable), (iv) the most recent actuarial valuation (if applicable) relating to the Company Benefit Plan, (v) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Company Benefit Plan, and (vi) any material or non-routine correspondence with any Governmental Authority since the date of the Company’s formation.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Benefit Plan has been established, maintained, funded and in compliance with its terms and all applicable Laws, including ERISA and the Code, and (ii) all contributions, premiums or other payments that are due with respect to any Company Benefit Plan have been made and all such amounts due for any period ending on or before the Closing Date have been made or properly accrued and reflected in the Financial Statements to the extent required by GAAP.

(d) Each Company Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code (i) has received a favorable determination or opinion letter as to its qualification or (ii) has been established under a standardized master and prototype or volume submitter plan for which a current favorable IRS advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer, and, to the Company’s knowledge, nothing has occurred, whether by action or failure to act, that could reasonably be expected to adversely affect such qualification.

(e) (i) No event has occurred and no condition exists that would subject the Company or any of its Subsidiaries, either directly or by reason of their affiliation with an ERISA Affiliate, to any tax, fine, Lien, penalty or other liability imposed by ERISA, the Code or other applicable Law, (ii) there do not exist any pending or, to the Company’s knowledge, threatened Actions (other than routine claims for benefits), audits or investigations with respect to any Company Benefit Plan, (iii) there have been no “prohibited transactions” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and not otherwise exempt under Section 408 of ERISA, and (iv) no breaches of fiduciary duty (as determined under ERISA) with respect to any Company Benefit Plan have occurred that, in each case of subsections (i) through (iv), either individually or in the aggregate, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(f) Except for coverage that is provided through the end of the calendar month in which a termination of employment occurs or pursuant to Section 4980B of the Code or any similar state Law, no Company Benefit Plan provides, and neither the Company nor any of its Subsidiaries has any current or projected liability in respect of or any obligation to provide, any post-employment or post- retirement or post-termination health, medical or life insurance benefits for current, former or retired Service Providers of the Company or any of its Subsidiaries.

(g) None of the Company, its Subsidiaries, or its respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or otherwise has or could reasonably be expected to have any current or contingent liability or obligation under or with respect to: (i) a multiemployer plan (as defined in Section 3(37) of ERISA or Section 4001(a)(3) of the Code) (a “Multiemployer Plan”), (ii) a “defined benefit plan” (as defined in Section 3(35) of

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ERISA) or any plan that is or was subject to Section 302 or Title IV of ERISA or Section 412 or Section 4971 of the Code, (iii) a “multiple employer plan” (within the meaning of Section 210 of ERISA or 413(c) of the Code), or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). For purposes of this Agreement, “ERISA Affiliate” means, with respect to the Company, any Person or entity (whether or not incorporated) other than the Company or a Subsidiary of the Company that, together with the Company, is under common control or treated as a single employer under Section 4001(b)(1) of ERISA or Section 414(b), (c), (m), or (o) of the Code.

(h) Except as set forth on Schedule 4.13(h), neither the execution and delivery of this Agreement by the Company nor the consummation of the Transactions (whether alone or in connection with any other event(s)) (i) will result in the acceleration, funding, vesting or creation of any rights of any current or former Service Provider of the Company or its Subsidiaries to any material compensatory payments, severance or benefits or material increases in any compensatory payments, severance or benefits (including any loan forgiveness) under any Company Benefit Plan (or under any arrangement that would be the Company Benefit Plan if in effect as of the date of this Agreement), (ii) will result in the payment to any current or former Service Provider of the Company or its Subsidiaries of any material severance payments, or any material increase in severance payments or benefits upon any termination of employment or service, or (iii) result in any “excess parachute payment” within the meaning of Section 280G of the Code (or corresponding provision of state law) to any Service Provider of the Company or its Subsidiaries who is a “disqualified individual” within the meaning of Section 280G of the Code.

(i) None of the Company or any of its Subsidiaries maintains any obligations to gross- up or reimburse any individual for any Tax or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code or otherwise.

(j) Each Company Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code is in compliance with, and has been maintained, operated and administered in compliance with, Section 409A of the Code, and all applicable regulations, other guidance issued, and notices issued thereunder.

(k) With respect to each Company Benefit Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (a “Foreign Plan”), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) all employer and employee contributions to each Foreign Plan required by Law or by the terms of such Foreign Plan have been timely made in all material respects, or, if applicable, accrued in accordance with normal accounting practices; (ii) each Foreign Plan required by Law to be registered as of the date hereof has been so registered and has been maintained in good standing in all material respects with applicable Law; and (iii) no Foreign Plan is a defined benefit plan (as defined in ERISA, whether or not subject to ERISA) or has any material unfunded or underfunded liabilities.

Section 4.14 Labor Matters.

(a) None of the Company or any of its Subsidiaries is party to or bound by any collective bargaining agreement with any labor union, labor organization or works council representing employees of the Company (each, a “CBA”) and no employees are represented by any labor union, other labor organization or works council with respect to their employment with the Company or any of its Subsidiaries. There are, and since the date of the Company’s formation, there have been no pending, and to the knowledge of the Company, as of the date hereof, there are no threatened (i) labor organizing activities or representation or certification proceedings by any labor union, works council or other labor organization to organize any of the Company Employees, and (ii) material labor disputes, labor grievances, labor arbitrations, unfair labor practice charges, strikes, lockouts, picketing, hand billing, slowdowns, concerted refusals to work overtime, or work stoppages against or affecting the Company or any of its Subsidiaries.

(b) Except where the failure to be, or to have been, in compliance with such Laws would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are, and have been since the date of the Company’s formation, in compliance with all applicable Laws regarding labor, employment and employment practices, including all Laws respecting terms and conditions of employment, health and safety, employee classification (including the classification of independent contractors and exempt and non-exempt employees under the Fair Labor Standards Act and similar state or local Laws), discrimination, harassment or retaliation, whistleblowing, wages and hours, classification of individuals as independent contractors or employees, the investigation of sexual harassment or other unlawful discrimination or retaliation claims, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), disability rights

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or benefits, equal opportunity, plant closures and layoffs (including the WARN Act), COVID-19, affirmative action, workers’ compensation, labor relations, employee leave issues, employee trainings and notices, and unemployment insurance.

(c) The Company and its Subsidiaries have reasonably investigated all formal sexual harassment or other discrimination or unlawful retaliation allegations raised in the last three years against any Key Employee. With respect to each such allegation with potential merit, the Company or Subsidiary has taken prompt corrective action and no such investigations or allegations are pending or, to the knowledge of the Company, threatened.

(d) Except as set forth on Schedule 4.14(d), no material employee layoff, facility closure or shutdown (whether voluntary or by Governmental Order), reduction-in-force, furlough, temporary layoff, or material work schedule change or reduction in hours, salary or wages affecting Company Employees has occurred since the date of the Company’s formation as a result of COVID-19 or any COVID-19 Measures.

(e) None of the Company or any of its Subsidiaries has implemented any plant closing or employee layoffs that would trigger notice obligations under the WARN Act or any other similar state Laws.

(f) As of the date hereof, neither the Company nor any of its Subsidiaries has received written notice that any Key Employee intends to terminate his or her employment with the Company prior to the one-year anniversary of the Closing.

Section 4.15 Taxes.

(a) All material Tax Returns required by Law to be filed by the Company and its Subsidiaries have been duly filed with the appropriate Governmental Authority, and all such Tax Returns are true, correct and complete in all material respects.

(b) All material amounts of Taxes due and payable by the Company and its Subsidiaries (whether or not reflected on any Tax Return) have been duly paid to the appropriate Governmental Authority.

(c) The Company and its Subsidiaries have (i) withheld and deducted all material amounts of Taxes required to have been withheld or deducted by it in connection with amounts paid or owed to any employee or independent contractor, (ii) duly and timely remitted such amounts to the appropriate Governmental Authority, and (iii) complied in all material respects with applicable Laws with respect to Tax withholding, including all material reporting and record keeping requirements.

(d) Neither the Company nor any of its Subsidiaries is engaged in any audit, administrative proceeding or judicial proceeding, in each case, that is material, with respect to Taxes. Neither the Company nor any of its Subsidiaries is the subject of any dispute or claim with respect to a material amount of Taxes, other than disputes or claims that have been resolved, and no such claims have been threatened in writing. All material deficiencies for Taxes asserted or assessed in writing against the Company or any Subsidiary have been fully and timely (taking into account applicable extensions) paid, settled or withdrawn. No written claim has been made by any Governmental Authority in a jurisdiction where the Company or any Subsidiary does not file a Tax Return that such entity is or may be subject to material Taxes or required to file a Tax Return in respect of material Taxes in that jurisdiction. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of the Company or any Subsidiary, and no written request for any such waiver or extension is currently pending.

(e) Neither the Company nor any Subsidiary has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar or corresponding provision of state, local or foreign Law)

(f) Neither the Company nor any Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in, or use of an improper, method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date and made prior to the Closing; (ii) installment sale or open transaction disposition made prior to the Closing; (iii) prepaid amount or deferred revenue received prior to the Closing outside the ordinary course of business; or (iv) intercompany transaction or excess loss account described in

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the Treasury Regulations under Section 1502 (or any corresponding or similar provision of state or local applicable Laws). Neither the Company nor any Subsidiary will be required to make any material payment after the Closing Date as a result of an election under Section 965(h) of the Code.

(g) There are no Liens with respect to Taxes on any of the assets of the Company or any Subsidiary, other than Liens for Taxes not yet due and payable. Neither the Company nor any of its Subsidiaries has entered into any “closing agreement” or similar agreement or arrangement with a Governmental Authority relating to Taxes.

(h) Neither the Company nor any Subsidiary (i) has been a member of an affiliated, combined, consolidated, unitary or other group for Tax purposes other than such a group that includes only the Company and/or its Subsidiaries, or (ii) has any material liability for or in respect of the Taxes of any Person (other than the Company and its Subsidiaries) as a transferee or successor, by Contract, assumption or operation of law, or otherwise (except for liabilities pursuant to contracts not primarily relating to Taxes).

(i) Neither the Company nor any Subsidiary is a party to, or bound by, or has any material obligation to any Governmental Authority or other Person under any Tax allocation, Tax sharing, Tax indemnification or similar agreement or arrangement (except, in each case, for liabilities pursuant to (i) contracts not primarily relating to Taxes or (ii) an agreement solely among any of the Company and its Subsidiaries).

(j) Except as set forth on Schedule 4.15(j), neither the Company nor any of its Subsidiaries is organized in a non-U.S. jurisdiction.

(k) The Company is not, and has not been at any time during the five (5) year period ending on the Closing Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(l) The Company is (and has been for its entire existence) classified as a partnership for U.S. federal income tax purposes and no election has been made (or is pending) to change such treatment. All Subsidiaries of the Company are (and have been for their entire existence) classified as “disregarded entities” for U.S. federal income Tax purposes and no election has been made (or is pending) to change such treatment.

(m) Notwithstanding any other provision in this Agreement, the representations and warranties in this Section 4.15 and, to the extent related to Taxes, in Section 4.13 are the only representations and warranties of the Company in this Agreement with respect to Taxes.

Section 4.16 Insurance. With respect to all material policies or programs of self-insurance of property, fire and casualty, product liability, workers’ compensation and other forms of insurance held by, or for the benefit of, the Company or its Subsidiaries, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all premiums due have been paid (other than retroactive or retrospective premium adjustments and adjustments in the respect of self-funded general liability and automobile liability fronting programs, self-funded health programs and self-funded general liability and automobile liability front programs, self-funded health programs and self-funded workers’ compensation programs that are not yet, but may be, required to be paid with respect to any period end prior to the Closing Date), (b) the policy is legal, valid, binding and enforceable in accordance with its terms and, except for policies that have expired under their terms in the ordinary course, is in full force and effect, (c) none of the Company nor any of its Subsidiaries is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and, to the Company’s knowledge, no event has occurred which, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification, under the policy, and to the knowledge of the Company, no such action has been threatened in writing, and (d) as of the date hereof, no written notice of cancellation, non-renewal, disallowance or reduction in coverage or claim or termination has been received other than in connection with ordinary renewals.

Section 4.17 Equipment and Other Tangible Property. The Company or one of its Subsidiaries owns and has good title to all material equipment and other tangible property and assets reflected on the books of the Company and its Subsidiaries as owned by the Company or one of its Subsidiaries, free and clear of all Liens other than Permitted Liens, except as would not reasonably be expected to not have, individually or in the aggregate, a Company Material Adverse Effect.

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Section 4.18 Real Property.

(a) The Company does not use or occupy (or have been granted an option to use or occupy) and has not previously used or occupied (or been granted an option to use or occupy), any Leased Real Property or is otherwise a party with respect to the Leased Real Property.

(b) The Company does not own, and has not previously owned, any land, buildings or other real property.

Section 4.19 Intellectual Property and IT Security.

(a) Schedule 4.19(a) sets forth a complete and correct list of all (i) registrations and applications for the registration thereof for the following that are included in the Owned Intellectual Property: (A) trademarks, (B) patents, (C) copyrights, and (D) internet domain names, specifying as to each item, as applicable, the owner(s) of record, jurisdiction of application or registration, the application or registration number and the date of application or registration (“Registered Intellectual Property”). Excluding any pending applications included in the Registered Intellectual Property, each item of material Registered Intellectual Property is subsisting, and, to the knowledge of the Company, valid, subsisting and enforceable, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No loss or expiration of any material Owned Intellectual Property is threatened in writing, pending, or reasonably foreseeable by the Company or its Subsidiaries, except for expiration of patents and copyrights and non-renewal of trademarks and internet domain names at the end of their statutory or designated (in case of domain names) terms (and not as a result of any act or omission by the Company or any of its Subsidiaries, including failure by the Company or any of its Subsidiaries to pay any required maintenance fees) and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company or a Subsidiary of the Company (i) solely owns all right, title and interest in and to the Owned Intellectual Property and (ii) has the right to use pursuant to a written, and to the knowledge of the Company, valid, license all other Intellectual Property used in or necessary for the operation of the business of the Company, as presently conducted (“Licensed Intellectual Property”), in each case, free and clear of all Liens other than Permitted Liens and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) There is not, and since the date of the Company’s formation, there has not been any Action pending, received in writing or threatened in writing, against the Company or any of its Subsidiaries with respect to any Intellectual Property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No Person has notified the Company or any of its Subsidiaries in writing that any of such Person’s Intellectual Property rights are infringed, misappropriated, or otherwise violated by the Company or any of its Subsidiaries or that the Company or any of its Subsidiaries requires an unsolicited license to any of such Person’s Intellectual Property rights, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. None of Company, or of its Subsidiaries or the former or current conduct of their respective businesses infringes, misappropriates or otherwise violates, or has, since the date of the Company’s formation, infringed, misappropriated or otherwise violated, any Intellectual Property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, no Person is currently infringing, misappropriating, diluting or otherwise violating, or has, in the last three (3) years, infringed, misappropriated, diluted or otherwise violated, any of the Owned Intellectual Property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) The Company has taken commercially reasonable steps to maintain, preserve and protect all material Owned Intellectual Property. The Company and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality of all Trade Secrets and any other material confidential information owned by the Company or its Subsidiaries (and any material confidential information owned by any Person to whom the Company or any of its Subsidiaries has a written confidentiality obligation). No Trade Secrets or other material confidential information included in the Owned Intellectual Property have been disclosed by the Company or any of its Subsidiaries to any Person other than pursuant to a written agreement restricting the disclosure and use of such Trade Secrets or any other confidential information by such Person except to the extent that the disclosure of such Trade Secrets or confidential information would not result in a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each current or former founder, employee, consultant and independent contractor of the Company or its Subsidiaries who has contributed or created, in whole or in part, any material Owned Intellectual Property has executed and delivered to the Company or its Subsidiaries either

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a (i) written “work-for-hire” agreement under which the Company or its applicable Subsidiaries is deemed to be the owner or author of all such Owned Intellectual Property rights created or developed by such Person, or (ii) a written assignment by such Person (by way of a present grant of assignment) in favor of the Company or one of its applicable Subsidiaries of all right, title and interest in and to such Owned Intellectual Property, and in case of the foregoing clauses (i) and (ii), that also prohibits such Person, where commercially reasonable or customary, from using or disclosing any Trade Secrets included in the Owned Intellectual Property. To the knowledge of the Company, no such current or former founder, employee, consultant and independent contractor of the Company or its Subsidiaries is in violation of any such agreement, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) The Company and its Subsidiaries are in possession of the source code and object code for all Software constituting their material Owned Intellectual Property (“Owned Software”), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All Owned Software (i) conforms in all material respects with all representations and warranties established by the Company and its Subsidiaries or conveyed thereby to its or their customers or other transferees, (ii) to the knowledge of the Company, is free of any material defects and does not contain any Unauthorized Code and (iii) has been maintained by the Company and its Subsidiaries on their own behalf or on behalf of their customers in accordance with their contractual obligations to customers, in each case, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is in possession of or has access to all documentation relating to the Owned Software that is reasonably necessary for the use, maintenance, enhancement, development, and other exploitation of such Owned Software as used in the business of the Company, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have not incorporated any “open source” or “copyleft” Software or Software licensed or used under an “open source” license or analogous license (including any license approved by the Open Source Initiative and listed at http://www.opensource.org/licenses and including the under the GNU General Public License, the GNU Lesser General Public License, the Affero General Public License, any Creative Commons “ShareAlike” license, or the Apache Software License) (“Open Source Code”) into Owned Software, distributed Open Source Code in conjunction with any Owned Software or used Open Source Code, in each case in a manner that requires or conditions the use or distribution of any of the Owned Software on the compulsory disclosure, licensing, or distribution of any source code for any portion of such Owned Software, including requiring any Owned Software to be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, or (C) redistributable at no charge or minimal charge.

(f) The Company and its Subsidiaries have taken commercially reasonable efforts consistent with industry standards for companies of the Company’s and its Subsidiaries’ size that are designed to (i) protect the confidentiality, integrity and security of the IT Systems from any unauthorized use, access, interruption, or modification, and (ii) ensure that all IT Systems (A) operate and run in a reasonable and efficient business manner in all material respects, and (B) are free from any Unauthorized Code. The IT Systems are sufficient for the current needs of the Company and its Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(g) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with all Data Security Requirements. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have not, and to the knowledge of the Company any third-party Processing Protected Data on behalf of the Company or any Subsidiary have not, experienced any Security Breaches.

(h) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have sufficient rights to Process all Protected Data to the extent such Protected Data is Processed by or on behalf of the Company and its Subsidiaries in connection with the use and/or operation of its products, services and business.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the consummation of the transactions contemplated hereby will not result in the loss or impairment of the Company’s or its Subsidiaries’ right to own or use any Company Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect,

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immediately subsequent to the Closing, the Company Intellectual Property will be owned or available for use by the Company and its Subsidiaries on terms and conditions identical to those under which the Company or its Subsidiaries own or use the Company Intellectual Property immediately prior to the Closing, without payment of additional fees.

Section 4.20 Absence of Changes. Since the date of the Company’s formation until the date of this Agreement, no Company Material Adverse Effect has occurred and is continuing.

Section 4.21 Brokers’ Fees. Other than as set forth on Schedule 4.21, no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other similar fee, commission or other similar payment in connection with the Transactions based upon arrangements made by the Company, any of its Subsidiaries or any of their respective Affiliates.

Section 4.22 Related Party Transactions. Except for the Contracts set forth on Schedule 4.22, there are no Contracts between the Company or any of its Subsidiaries, on the one hand, and any officer, director or holder of Company Units or, to the Company’s knowledge, any Affiliate (other than the Company and its Subsidiaries) or family member of any of the foregoing, on the other hand (each, a “Company Related Party Contract”), except in each case, for (a) employment agreements, confidentiality and invention assignment agreements, standard director and officer indemnification agreements, equity or incentive equity documents, fringe benefits and other compensation paid to directors, officers and employees consistent with previously established policies, (b) reimbursements of expenses incurred in connection with their employment or service (excluding from clause (a) and this clause (b) any loans made by the Company or its Subsidiaries to any officer, director, employee, member or stockholder and all related arrangements, including any pledge arrangements), (c) amounts paid pursuant to Company Benefit Plans listed on Schedule 4.12(a) and (d) other transactions for services in their capacity as officers, directors or employees.

Section 4.23 Proxy Statement; Information Provided. None of the information supplied or to be supplied by or on behalf of the Company specifically in writing for inclusion in the Proxy Statement will, (a) when the Proxy Statement is first filed, (b) on the date when the Proxy Statement is mailed to the SPAC’s stockholders and (c) at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Proxy Statement in reliance upon and in conformity with information furnished in writing by or on behalf of SPAC or any of its Affiliates specifically for inclusion in the Proxy Statement which is misleading by virtue of such reliance and conformity. The Proxy Statement, insofar as it relates to information supplied by or on behalf of the Company related to the Company or its Subsidiaries for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder.

Section 4.24 International Trade; Anti-Corruption.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of their respective officers, directors or employees, nor any agents or other third party representatives acting on behalf of the Company or any of its Subsidiaries, is currently, or has been in the last five years: (i) a Sanctioned Person; (ii) organized, resident or located in a Sanctioned Country; (iii) knowingly engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country; or (iv) otherwise in violation of applicable Sanctions Laws, or U.S. anti-boycott Laws (collectively, “Trade Controls”).

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of their respective officers, directors or employees, nor any agents or other third-party representatives acting on behalf of the Company or any of its Subsidiaries, has in the last five years made any unlawful payment or given, offered, promised, or authorized or agreed to give, or received, any money or thing of value, directly or indirectly, to or from any officer or employee of a Governmental Authority or other Person in violation of any Anti-Corruption Laws.

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(c) Since the date of the Company’s formation, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company nor any of its Subsidiaries has received from any Governmental Authority or any other Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Trade Controls or Anti-Corruption Laws.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Except as set forth in the Schedules, each Seller, on a several and not joint basis, represents and warrants to the SPAC Parties as follows:

Section 5.01 Authorization; Binding Agreement.

(a) such Seller is a natural person and has full legal capacity and power, right and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by such Seller and, assuming the due authorization, execution and delivery by Holdings, SPAC and the Company, constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, in each case, subject to the Enforceability Exceptions.

Section 5.02 Non-Contravention. Neither the execution and delivery of this Agreement by such Seller nor performance by such Seller of the obligations herein nor the compliance by such Seller with any provisions herein will (a) violate the certificate or articles of incorporation, bylaws or other governing documents of such Seller (if the Seller is not a natural person), (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any other Person on the part of such Seller, except as provided in the Organizational Documents of the Company, (c) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on the Subject Units, other than any Permitted Encumbrance (as defined below), or (d) violate any Law applicable to such Seller or by which any of such Seller’s Subject Units are bound, except, in the case of each of clauses (b), (c) and (d), as would not reasonably be expected to materially impair such Seller’s ability to perform its obligations hereunder.

Ownership of Company Units; Total Company Units. As of the date hereof, such Seller is the record and beneficial owner of all of such Seller’s Company Units and has good and marketable title to all of such Seller’s Subject Units, free and clear of any Liens, except for any such Lien that may be imposed pursuant to (i) this Agreement, (ii) the Lockup Agreement, (iii) any restrictions on transfer under applicable Securities Laws and (iv) the Organizational Documents of the Company. As of the date hereof, the Company Units owned by Seller constitute all of the issued and outstanding limited liability company interests of the Company, and any other Equity Securities of the Company, owned of record or beneficially owned by such Seller, and such Seller does not beneficially own or have the power to vote any other Equity Securities of the Company.

Section 5.03 Reliance. Such Seller understands and acknowledges that each of Holdings, SPAC and the Company is entering into the Purchase Agreement in reliance upon such Seller’s execution, delivery and performance of this Agreement.

Section 5.04 Brokers’ Fees. Other than as set forth on Schedule 5.04, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Seller (in their capacities as such) for which the Company or any of its Affiliates may become liable.

Section 5.05 Investment. Such Seller is an “accredited investor,” as such term is defined in Regulation D of Securities Act and will acquire its portion of the Aggregate Consideration for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act and the rules and regulations thereunder, any state blue sky Laws or any other Securities Laws.

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ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF SPAC PARTIES

Except as set forth in the Schedules to this Agreement or in the SEC Reports filed or furnished by SPAC with the SEC prior to the date hereof (to the extent the qualifying nature of such disclosure is readily apparent from the content of such SEC Reports but excluding any disclosures in such SEC Reports under the headings “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” or “Quantitative and Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature), each SPAC Party represents and warrants to the Company as follows:

Section 6.01 Corporate Organization. Each SPAC Party is duly incorporated or formed and is validly existing as a corporation in good standing under the Laws of Delaware and has the requisite corporate or limited liability company power, as applicable, and authority to own, operate and lease its properties, rights and assets and to conduct its business as it is now being conducted. The copies of the Organizational Documents of the SPAC Parties, including the SPAC Organizational Documents, as in effect on the date hereof, which has been made available to the Company via the SEC Reports are (a) true, correct and complete and (b) in full force and effect. Each of the SPAC Parties is, and at all times has been, in compliance in all material respects with all its respective Organizational Documents, including, in the case of the SPAC, the SPAC Organizational Documents. Each of the SPAC Parties is duly licensed or qualified and in good standing as a foreign corporation or foreign limited liability company, as applicable, in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

Section 6.02 Due Authorization. Each of the SPAC Parties has all requisite corporate or limited liability company power, as applicable, and authority to execute and deliver this Agreement and each Transaction Agreement to which it is a party and, upon receipt of the Required SPAC Stockholder Approval, to perform its obligations hereunder and thereunder and to consummate the Transactions and the transactions contemplated thereby. The execution, delivery and performance of this Agreement and the Transaction Agreements to which the SPAC Parties are a party and the consummation of the Transactions and the transactions contemplated thereby have been duly and validly authorized and approved by the board of directors (or, in the case of Holdings, the sole member) of the applicable SPAC Party and, except for the Required SPAC Stockholder Approval, no other corporate or equivalent proceeding on the part of any SPAC Party is necessary to authorize this Agreement or the Transaction Agreements to which the SPAC Parties are a party or any SPAC Party’s performance hereunder or thereunder. This Agreement has been, and each Transaction Agreement to which such SPAC Party will be party, duly and validly executed and delivered by such SPAC Party and, assuming due authorization and execution by each other party hereto and thereto, this Agreement constitutes, and such Transaction Agreement to which such SPAC Party will be party, will constitute a legal, valid and binding obligation of such SPAC Party, enforceable against each SPAC Party in accordance with its terms, subject to the Enforceability Exceptions. The SPAC Board has duly (i) determined that the Transactions (including the SPAC Amended Charter and SPAC Amended Bylaws) are in the best interests of SPAC and the stockholders of SPAC, and declared it advisable, to enter into this Agreement, (ii) approved this Agreement and the other Transactions (including the SPAC Amended Charter and SPAC Amended Bylaws), on the terms and subject to the conditions of this Agreement, and (iii) adopted a resolution recommending to its stockholders the SPAC Stockholder Matters. The only vote of the holders of any class or series of capital stock of SPAC necessary to approve the transactions contemplated by this Agreement is the affirmative vote of the holders of a majority of the outstanding shares of SPAC Common Stock, except for the SPAC Amended Charter Proposal, which shall require both the affirmative vote of the holders of at least a majority of the outstanding shares of SPAC Class A Common Stock and the affirmative vote of the holders of at least a majority of the outstanding shares of SPAC Class B Common Stock, in each case voting separately as a single class.

Section 6.03 No Conflict. The execution, delivery and performance of this Agreement and any Transaction Agreement to which any SPAC Party is a party by such SPAC Party and, upon receipt of the Required SPAC Stockholder Approval, the consummation of the Transactions and the transactions contemplated by any Transaction Agreement do not and will not (a) contravene or conflict with the Organizational Documents of the SPAC Parties (including the SPAC Organizational Documents), (b) contravene or conflict with or constitute a violation of any provision of any Law or Governmental Order binding on or applicable to SPAC, any Subsidiaries of SPAC or any of their respective properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the

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termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract to which SPAC or any of its Subsidiaries is a party or by which any of their respective assets or properties may be bound or affected, or (d) result in the creation or imposition of any Lien upon any asset, property or Equity Security of SPAC or any Subsidiaries of SPAC, except in the case of each of clauses (b) through (d) as would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

Section 6.04 Litigation and Proceedings. There are no pending or, to the knowledge of SPAC, threatened, Actions and, to the knowledge of SPAC, there are no pending or threatened investigations, in each case, against any SPAC Party, or otherwise affecting any SPAC Party or their respective properties, rights or assets, which, if determined adversely, could be, individually or in the aggregate, material to SPAC and its Subsidiaries taken as a whole or would reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect. There has been no Governmental Order imposed upon or, to the knowledge of the SPAC, threatened in writing against SPAC or any of its Subsidiaries or any of their properties, rights or assets that would reasonably be expected to be, individually or in the aggregate, material to SPAC and its Subsidiaries taken as a whole. There are no material Governmental Orders, settlement agreements or similar agreement regarding any of the matters set forth in the two preceding sentences to which SPAC, its Subsidiaries or any of their assets or properties is bound that contains any ongoing obligations, restrictions or liabilities (of any nature) that would reasonably be expected to be, individually or in the aggregate, material to SPAC and its Subsidiaries taken as a whole.

Section 6.05 Compliance with Laws. Except where the failure to be, or to have been, in compliance with such Laws as would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect, SPAC and its Subsidiaries are in compliance with all applicable Laws. To the knowledge of SPAC, (a) neither SPAC nor any of its Subsidiaries has received any written notice of any violations of applicable Laws or Governmental Orders and (b) no assertion or Action of any violation of any Law or Governmental Order by SPAC or any of its Subsidiaries is currently threatened against SPAC or any of its Subsidiaries, in each case of the foregoing clauses (a) and (b), except as would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect. No investigation or review by any Governmental Authority with respect to SPAC or any of its Subsidiaries is pending or, to the knowledge of SPAC, threatened, except as would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

Section 6.06 Governmental Authorities; Consents. Assuming the truth and accuracy of the representations and warranties of the Company contained in this Agreement, the execution and delivery of this Agreement by the SPAC Parties does not, and the performance by the SPAC Parties of this Agreement and the consummation of the transactions contemplated hereby shall not, require any SPAC Party to obtain any Consents from any Governmental Authority, except for (a) the filing of the SPAC Amended Charter in accordance with the DGCL, (b) for Consents that may be required solely by reason of the Company or its Subsidiaries’ (as opposed to any other third party’s) participation in the transactions contemplated hereby, (c) the filing with the SEC of (i) the Proxy Statement (and the expiration of the waiting period in Rule 14a- 6(a) under the Exchange Act or, if the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC) and (ii) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Transaction Agreements or the Transactions or the transactions contemplated thereby, (c) the Required SPAC Stockholder Approval, (d) as set forth in Schedule 4.05(h) and (e) any actions, consents, approvals, permits or authorizations, designations, declarations or filings, the absence of which would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect.

Section 6.07 Trust Account. As of the date hereof, there is at least $11,820,540 held in a trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated as of December 17, 2020, by and between SPAC and the Trustee on file with the SEC Reports of SPAC as of the date of this Agreement (the “Trust Agreement”). Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, SPAC Organizational Documents and SPAC’s final prospectus, dated as of December 17, 2020 and filed with the SEC (File No. 333-248698) on December 17, 2020 (the “IPO Prospectus”). Amounts in the Trust Account are invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. SPAC has performed all

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material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of SPAC and, to the knowledge of SPAC, the Trustee, enforceable in accordance with its terms, subject to the Enforceability Exceptions. The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and to the knowledge of SPAC, no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no separate Contracts, side letters or other arrangements (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SEC Reports filed or furnished by SPAC to be inaccurate or that would entitle any Person (other than stockholders of SPAC holding SPAC Common Stock sold in SPAC’s initial public offering who shall have elected to redeem their shares of SPAC Common Stock pursuant to the SPAC Organizational Documents and the underwriters of SPAC’s initial public offering with respect to deferred underwriting commissions) to any portion of the proceeds in the Trust Account. As of the date hereof, no SPAC Party has any reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to SPAC on the Closing Date. There are no Actions pending with respect to the Trust Account. Since December 17, 2020, SPAC has not released any money from the Trust Account other than to pay income and franchise Taxes from any interest income earned in the Trust Account in accordance with the Trust Agreement. As of the Closing, the obligations of SPAC to dissolve or liquidate pursuant to the SPAC Organizational Documents shall terminate, and, as of the Closing, SPAC shall have no obligation whatsoever pursuant to the SPAC Organizational Documents to dissolve and liquidate the assets of SPAC by reason of the consummation of the Transactions. Following the Closing, no stockholder of SPAC shall be entitled to receive any amount from the Trust Account except to the extent such stockholder shall have elected to tender its shares of SPAC Class A Common Stock for redemption pursuant to the SPAC Stockholder Redemption or otherwise in compliance with SPAC’s Organizational Documents.

Section 6.08 Fairness Opinion. The SPAC Board has received the opinion of SPAC Financial Advisor, dated the date of this Agreement, to the effect that, as of such date and based upon and subject to the factors and assumptions set forth therein, the consideration to be paid by SPAC and Holdings for the Company Units pursuant to this Agreement is fair to the holders of SPAC Class A Common Stock from a financial point of view. SPAC will make a true and complete copy of such opinion available to the Company for informational purposes only promptly following the date of this Agreement.

Section 6.09 Brokers’ Fees. Other than as set forth on Schedule 6.09, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee, underwriting fee, deferred underwriting fee, commission or other similar payment in connection with the Transactions based upon arrangements made by SPAC or any of its Affiliates, including Sponsor.

Section 6.10 SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities.

(a) As of the date hereof, other than (x) SPAC’s late filing of its quarterly report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on June 21, 2021, (y) SPAC’s late filing of its annual report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 10, 2023, and (z) SPAC’s late filing of its quarterly report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 17, 2022, SPAC has filed or furnished in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC prior to the date of this Agreement (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “SEC Reports”), and, as of the Closing, will have filed or furnished all other statements, reports, schedules, forms, statements and other documents required to be filed or furnished with the SEC subsequent to the date of this Agreement (collectively, as they have been amended since the time of their filing and including all exhibits thereto, but excluding the Proxy Statement, the “Additional SEC Reports”). None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) and none of the Additional SEC Reports as of their respective dates (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports (if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) complied as to form in all material respects with the

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published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of SPAC as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended. No SPAC Party has any material off-balance sheet arrangements that are not disclosed in the SEC Reports.

(b) Except as not required in reliance on exemptions from various reporting requirements by virtue of SPAC’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, SPAC has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to SPAC is made known to SPAC’s principal executive officer and its principal financial officer. Except described in (x) SPAC’s annual report on Form 10-K/A for the year ended December 31, 2020 filed with the SEC on June 21, 2021 and (y) in SPAC’s annual report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 10, 2023, such disclosure controls and procedures are effective in timely alerting SPAC’s principal executive officer and principal financial officer to material information required to be included in SPAC’s financial statements included in SPAC’s periodic reports required under the Exchange Act.

(c) Except as described in (x) SPAC’s annual report on Form 10-K/A for the year ended December 31, 2020 filed with the SEC on June 21, 2021 and (y) in SPAC’s annual report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 10, 2023, SPAC has established and maintains systems of internal accounting controls that are designed to provide reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for SPAC’s assets. SPAC maintains books and records in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of SPAC in all material respects.

(d) As of the date hereof, there is no (i) “significant deficiency” in the internal controls over financial reporting of SPAC, (ii) “material weakness” in the internal controls over financial reporting of SPAC, except as described in (x) SPAC’s annual report on Form 10-K/A for the year ended December 31, 2020 filed with the SEC on June 21, 2021 and (y) in SPAC’s annual report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 10, 2023, or (iii) fraud, whether or not material, that involves management or other employees of SPAC who have a significant role in the internal controls over financial reporting of SPAC.

(e) To the knowledge of SPAC, as of the date hereof, there are no outstanding SEC comments from the SEC with respect to the SEC Reports. To the knowledge of SPAC, none of the SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

Section 6.11 Business Activities.

(a) Since its incorporation, SPAC has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination or incidental thereto. Except as set forth in the SPAC Organizational Documents, there is no agreement, commitment, or Governmental Order binding upon SPAC or to which SPAC is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of SPAC or any acquisition of property by SPAC or the conduct of business by SPAC as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which would not reasonably be expected to have a SPAC Material Adverse Effect.

(b) Holdings was formed solely for the purpose of engaging in the Transactions, has not conducted any business prior to the date hereof and has no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and any Transaction Agreement to which such entity is a party, and the other transactions contemplated by this Agreement and such Transaction Agreements, as applicable. SPAC owns all of the issued and outstanding Equity Securities of Holdings. Holdings does not own directly or indirectly any Equity Interests in any Person.

(c) SPAC does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, neither SPAC nor any of its Subsidiaries has any interests, rights, obligations

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or liabilities with respect to, or is party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

(d) Except for this Agreement and the agreements expressly contemplated hereby, as of the date hereof, no SPAC Party is and at no time has been, party to any Contract with any Person, other than (x) engagement agreements with advisors and consultants in connection with activities directed toward the accomplishment of a Business Combination, (y) Contracts filed as exhibits to the SEC Reports prior to the date hereof or (z) Contracts that would require payments by any SPAC Party more than $100,000 in the aggregate when taken together with all other Contracts.

(e) Other than any officers as described in the SEC Reports filed prior to the date hereof, the SPAC Parties do not have any employees.

(f) As of the date hereof, there is no liability, debt or obligation against SPAC or its Subsidiaries, except for liabilities, debts or obligations (i) reflected or reserved for on SPAC’s consolidated balance sheet as of December 31, 2022 or disclosed in the notes thereto, (ii) that have arisen since the date of SPAC’s consolidated balance sheet as of December 31, 2022 in the ordinary course of the operation of business of SPAC, or (iii) arising under this Agreement or the performance by a SPAC Party of its obligations hereunder.

Section 6.12 Taxes.

(a) All material Tax Returns required by Law to be filed by SPAC and its Subsidiaries have been duly filed with the appropriate Governmental Authority, and all such Tax Returns are true, correct and complete in all material respects.

(b) All material amounts of Taxes due and payable by SPAC and its Subsidiaries (whether or not reflected on any Tax Return) have been duly paid to the appropriate Governmental Authority.

(c) SPAC and each of its Subsidiaries has (i) withheld and deducted all material amounts of Taxes required to have been withheld or deducted by it in connection with amounts paid or owed to any employee or independent contractor, (ii) duly and timely remitted such amounts to the appropriate Governmental Authority, and (iii) complied in all material respects with applicable Laws with respect to Tax withholding, including all reporting and record keeping requirements.

(d) Neither SPAC nor any of its Subsidiaries is engaged in any audit, administrative proceeding or judicial proceeding, in each case, that is material, with respect to Taxes. Neither SPAC nor any of its Subsidiaries is the subject of any dispute or claim with respect to a material amount of Taxes, other than disputes or claims that have been resolved, and no such claims have been threatened in writing. All material deficiencies for Taxes asserted or assessed in writing against SPAC or its Subsidiaries have been fully and timely (taking into account applicable extensions) paid, settled or withdrawn. No written claim has been made by any Governmental Authority in a jurisdiction where SPAC or any of its Subsidiaries does not file a Tax Return that such entity is or may be subject to material Taxes or required to file a Tax Return in respect of material Taxes in that jurisdiction. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of SPAC or its Subsidiaries, and no written request for any such waiver or extension is currently pending.

(e) Neither SPAC nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for income tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code).

(f) Neither SPAC nor any Subsidiary of SPAC has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar or corresponding provision of state, local or foreign Law).

(g) Neither SPAC nor any Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in, or use of, an improper method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date and made prior to the Closing; (ii) installment sale or open transaction disposition made prior to the Closing; (iii) prepaid amount or deferred revenue received prior to the

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Closing outside the ordinary course of business; or (iv) intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 (or any corresponding or similar provision of state or local applicable Laws). Neither SPAC nor any Subsidiary will be required to make any material payment after the Closing Date as a result of an election under Section 965(h) of the Code.

(h) There are no Liens with respect to Taxes on any of the assets of SPAC or any of its Subsidiaries, other than Liens for Taxes not yet due and payable. Neither SPAC nor any of its Subsidiaries has entered into any “closing agreement” or similar agreement or arrangement with a Governmental Authority relating to Taxes.

(i) Neither SPAC nor any of its Subsidiaries (i) has been a member of an affiliated, combined, consolidated, unitary or other group for Tax purposes other than such a group for which SPAC is the common parent, or (ii) has any material liability for or in respect of the Taxes of any Person as a transferee or successor, by Contract, assumption or operation of law, or otherwise (except for liabilities pursuant to contracts not primarily relating to Taxes).

(j) Neither SPAC nor any of its Subsidiaries is a party to, or bound by, or has any material obligation to any Governmental Authority or other Person under any Tax allocation, Tax sharing, Tax indemnification or similar agreement or arrangement (except, in each case, for liabilities pursuant to contracts not primarily relating to Taxes).

(k) At all times since its formation, Holdings has been treated as an entity disregarded as separate from its owner for U.S. federal income tax purposes.

(l) Neither SPAC nor any of its Subsidiaries is organized in a non-U.S. jurisdiction.

(m) Notwithstanding any other provision in this Agreement, the representations and warranties in this Section 6.12 are the only representations and warranties of the SPAC Parties in this Agreement with respect to Taxes.

Section 6.13 Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of SPAC consists of 401,000,000 shares of capital stock, including (i) 380,000,000 shares of SPAC Class A Common Stock, (ii) 20,000,000 shares of SPAC Class B Common Stock, and (iii) 1,000,000 shares of preferred stock (“SPAC Preferred Stock”) of which (A) 1,182,054 shares of SPAC Class A Common Stock are issued and outstanding as of the date of this Agreement, (B) 4,312,500 shares of SPAC Class B Common Stock are issued and outstanding as of the date of this Agreement, and (C) no shares of SPAC Preferred Stock are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of SPAC Common Stock (I) have been duly authorized and validly issued and are fully paid and non-assessable, (II) were issued in compliance with applicable Law, and (III) were not issued in breach or violation of any preemptive rights or Contract. As of the date hereof, SPAC has issued 4,850,000 SPAC Private Placement Warrants that entitle the holder thereof to purchase SPAC Class A Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement.

(b) Except for this Agreement, or as set forth in Section 6.13(a), as of the date hereof, there are no Equity Securities of SPAC authorized, reserved, issued or outstanding. Except as set forth in the SPAC Organizational Documents, there are no outstanding contractual obligations of SPAC to repurchase, redeem or otherwise acquire any securities or Equity Securities of SPAC. There are no outstanding bonds, debentures, notes or other indebtedness of SPAC having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which SPAC’s stockholders may vote. SPAC is not a party to any stockholders agreement, voting agreement or registration rights agreement relating to SPAC Common Stock or any other Equity Securities of SPAC.

(c) Except as set forth on Schedule 5.13(c), SPAC does not own any direct Equity Securities in any Person other than Holdings, and does not own any indirect Equity Securities in any Person.

(d) The Aggregate Consideration, when issued in accordance with the terms of this Agreement, shall be duly authorized and validly issued, fully paid and non-assessable and not subject to any preemptive rights.

Section 6.14 Nasdaq Stock Market Listing. The issued and outstanding units of SPAC, each such unit comprised of one share of SPAC Class A Common Stock and one-half of one SPAC Warrant, are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “DUNEU”. The issued and outstanding shares of SPAC Class A Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “DUNE”. The issued and outstanding SPAC Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol

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“DUNEW”. As of the date of this Agreement, SPAC is in compliance in all material respects with the applicable Nasdaq corporate governance requirements for continued listing of the SPAC Class A Common Stock and SPAC Warrants. There is no Action pending or, to the knowledge of SPAC, threatened against SPAC by Nasdaq or the SEC with respect to any intention by such entity to deregister the SPAC Class A Common Stock or SPAC Warrants on Nasdaq. None of SPAC or its Affiliates has taken any action in an attempt to terminate the registration of the SPAC Class A Common Stock or SPAC Warrants under the Exchange Act except as contemplated by this Agreement. Other than the notices received from Nasdaq on (x) May 28, 2021 as described in SPAC’s current report on Form 8-K filed with the SEC on May 28, 2021, the subject matter of which has been remedied by the filing of SPAC’s quarterly report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on June 21, 2021, (y) January 9, 2023 as described in SPAC’s current report on Form 8-K filed with the SEC on January 13, 2023 and (z) March 24, 2023 as described in SPAC’s current report on Form 8-K filed with the SEC on March 30, 2023, SPAC has not received any notice from Nasdaq or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the SPAC Class A Common Stock from Nasdaq or deregistering of the SPAC Class A Common Stock with the SEC.

Section 6.15 Related Party Transactions. There are no transactions, Contracts, arrangements or understandings between any SPAC Party, on the one hand, and any director, officer, employee, stockholder, equityholder, warrant holder or Affiliate of such SPAC Party (a “SPAC Related Party Transaction”).

Section 6.16 Proxy Statement. None of the information supplied or to be supplied by or on behalf of SPAC specifically in writing for inclusion in the Proxy Statement will, (a) when the Proxy Statement is first filed, (b) on the date when the Proxy Statement is mailed to the SPAC’s stockholders and (c) at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that SPAC makes no representations or warranties as to the information contained in or omitted from the Proxy Statement in reliance upon and in conformity with information furnished in writing by or on behalf of the Company or any of its Subsidiaries specifically for inclusion the Proxy Statement which is misleading by virtue of such reliance and conformity. The Proxy Statement, insofar as it relates to information supplied by or on behalf of any SPAC Party related to any SPAC Party for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder.

Section 6.17 Absence of Changes. From December 31, 2022 until the date of this Agreement, no SPAC Material Adverse Effect has occurred and is continuing.

Section 6.18 Indebtedness. Except as set forth on Schedule 6.18, no SPAC Party has any Indebtedness.

Section 6.19 Sponsor Agreement. SPAC has delivered to the Company a true, correct and complete copy of the Sponsor Agreement. The Sponsor Agreement is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by SPAC. The Sponsor Agreement is a legal, valid and binding obligation of SPAC and, to the knowledge of SPAC, each other party thereto and neither the execution or delivery any party thereto, nor the performance of any party’s obligations under, the Sponsor Agreement violates any provision of, or results in the breach of or default under, or require any filing, registration or qualification under, any applicable Law. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of SPAC under any material term or condition of the Sponsor Agreement.

ARTICLE VII
COVENANTS OF THE COMPANY

Section 7.01 Conduct of Business.

(a) From the date of this Agreement until the earlier of the Closing and the termination of this Agreement in accordance with its terms (the “Interim Period”), the Company shall, and shall cause its Subsidiaries to, except as expressly required by this Agreement or the Transaction Agreements, as set forth on Schedule 6.01, as consented to in writing by SPAC (which consent shall not be unreasonably conditioned, withheld or delayed), as required by applicable Law, or to the extent reasonably necessary to protect the health and safety of the employees of the Company and its Subsidiaries or in response to COVID-19 Measures, use its commercially reasonable efforts to (x) conduct and operate its business in the ordinary course of business in all material respects, and (y) maintain the existing relations

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and goodwill of the Company and its Subsidiaries with customers, suppliers, joint venture partners, distributors and creditors of the Company and its Subsidiaries in all material respects. Without limiting the generality of the foregoing, except as required by this Agreement or the Transaction Agreements, as set forth on Schedule 6.01, as consented to by SPAC in writing (such consent shall not be unreasonably conditioned, withheld or delayed), as required by applicable Law, or to the extent reasonably necessary to protect the health and safety of the employees of the Company and its Subsidiaries or in response to COVID-19 Measures, the Company shall, and the Company shall cause its Subsidiaries not to, during the Interim Period:

(i) change or amend its Organizational Documents;

(ii) make, declare, set aside, establish a record date for or pay any dividend or distribution, other than any dividends or distributions from any wholly-owned Subsidiary of the Company either to the Company or any other wholly-owned Subsidiaries of the Company;

(iii) except in the ordinary course of business or with respect to Contracts entered into in connection with transactions otherwise permitted by this Section 6.01(a), enter into, materially and adversely modify, materially and adversely amend, waive any material right under, or terminate any Contract of a type required to be listed on Schedule 4.12(a) (including, for clarity, any Contract that, if existing on the date hereof, would have been required to be listed on Schedule 4.12(a));

(iv) (A) issue, deliver, sell, transfer, pledge or dispose of, or place any Lien (other than a Permitted Lien) on, any Equity Securities of the Company or any of its Subsidiaries or (B) issue any Equity Securities of the Company or its Subsidiaries;

(v) sell, assign, transfer, convey, lease, exclusively license, abandon, allow to lapse or expire, subject to or grant any Lien (other than Permitted Liens) on, or otherwise dispose of, any material assets, rights or properties (including material Owned Intellectual Property) of the Company or any of its Subsidiaries, other than (A) equipment deemed by the Company in its reasonable business judgment to be obsolete or not worth the costs of maintaining or registering the item, (B) transactions among the Company and its wholly- owned Subsidiaries or among its wholly-owned Subsidiaries, or (C) in the ordinary course of business;

(vi) disclose to any Person any Trade Secrets or any source code constituting Owned Intellectual Property (in each case, other than to a Company Representative, SPAC or its Representatives, or pursuant to a written confidentiality agreement entered into in the ordinary course of business, or in connection with the Transactions);

(vii) subject to Section 9.01(d), settle any material pending or threatened Action, (1) to the extent such settlement includes an agreement to accept or concede injunctive relief restricting the Company or any of its Subsidiaries in a manner materially adverse to the Company or (2) to the extent such settlement involves any alleged criminal wrongdoing;

(viii) except as in the ordinary course of business, or required by the terms of any existing Company Benefit Plans set forth on Schedule 4.13(a) or otherwise contemplated by this Agreement, (i) materially increase the compensation or benefits of any current or former Key Employee; (ii) make any grant or promise of any severance, retention or termination payment or arrangement to any Key Employee, except for any severance or termination payments in connection with the termination of any Key Employee in the ordinary course of business; (iii) terminate (other than for “cause” or due to death or disability) the employment of any Key Employees or hire any individual who would be, upon such hire, a Key Employee (except as necessary to replace any terminated Key Employee); (iv) take any action to accelerate any payments, severance or benefits, or the funding of any payments, severance or benefits, payable or to become payable to any Key Employees; or (v) establish, adopt, enter into, amend or terminate in any material respect any material Company Benefit Plan or any plan, agreement, program, policy, trust, fund, Contract or other arrangement that would be the Company Benefit Plan if it were in existence as of the date of this Agreement;

(ix) implement or announce any employee layoffs, furloughs, reductions in force, or similar actions that requires notice under the WARN Act;

(x) (A) negotiate, modify, extend, or enter into any CBA or (B) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any Company Employee of the Company or any of its Subsidiaries;

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(xi) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any individual who is a Key Employee as of the date hereof in connection with the termination of services thereof;

(xii) directly or indirectly acquire by merging or consolidating with, or by purchasing substantially all of the assets of, or by purchasing all of or a substantial equity interest in, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other entity or Person or division thereof, in each case, that would be material to the Company or any of its Subsidiaries, taken as a whole, and other than in the ordinary course of business;

(xiii) make any loans or advance any money or other property to any Person, except for (A) advances in the ordinary course of business to employees, officers or independent contractors of the Company or any of its Subsidiaries, (B) prepayments and deposits paid to suppliers of the Company or any of its Subsidiaries in the ordinary course of business, (C) trade credit extended to customers of the Company or any of its Subsidiaries in the ordinary course of business, and (D) loans or advances among the Company and its wholly-owned Subsidiaries or among the wholly-owned Subsidiaries;

(xiv) redeem, purchase, repurchase or otherwise acquire, or offer to redeem, purchase, repurchase or acquire, any Equity Securities of the Company or any of its Subsidiaries, except for (A) the acquisition by the Company or any of its Subsidiaries of any Equity Securities of the Company or its Subsidiaries in connection with the forfeiture or cancellation of such interests and (B) transactions between the Company and a wholly- owned Subsidiary of the Company or between wholly-owned Subsidiaries of the Company;

(xv) adjust, split, combine, subdivide, recapitalize or reclassify any change in respect of any Equity Securities of the Company or any of its Subsidiaries, except for any such transaction by a wholly-owned Subsidiary of the Company that remains a wholly- owned Subsidiary of the Company after consummation of such transaction;

(xvi) make any material change in accounting principles or methods of accounting, other than as may be required by GAAP or applicable Law (including to obtain compliance with PCAOB auditing standards);

(xvii) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Transactions);

(xviii) other than in the ordinary course of business, as would not be material, or as required by applicable Law, (A) make, change or revoke any Tax election in a manner inconsistent with past practice, (B) adopt, change or revoke any accounting method with respect to Taxes, (C) amend any Tax Return in a manner inconsistent with past practice, (D) settle or compromise any Tax liability or any Action, audit or other similar proceeding related to Taxes, (E) enter into any closing agreement with respect to any Tax, (F) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment, (G) knowingly surrender any claim for a refund of Taxes, or (H) enter into any Tax allocation, Tax sharing, Tax indemnification or similar agreement or arrangement (other than (i) any agreement not primarily relating to Taxes or (ii) an agreement among any of the Company and its Subsidiaries);

(xix) take or permit to be taken, or fail to take or permit to be failed to be taken, any action that could reasonably be expected to impair, impede or prevent the Combination Transactions from qualifying for the Intended Tax Treatment, provided that (A) the Company shall only be required to use commercially reasonable efforts to take or permit to be taken such action or inaction and (B) the Company shall not be in breach of this Section 7.01(a)(xix) unless such action could negatively and materially impact the Pre- Closing SPAC Holders or Sponsor;

(xx) (A) incur, create or assume any Indebtedness, (B) modify the terms of any Indebtedness, or (C) assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person for Indebtedness, in each case, other than any (w) Indebtedness incurred in the ordinary course of business, (x) Indebtedness incurred between the Company and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries, (y) extensions of credit to customers or (z) guarantees of Indebtedness of a wholly-owned Subsidiary of the Company otherwise incurred in compliance with this Section 7.01(a)(xx);

(xxi) pay or agree to pay Company Transaction Expenses such that the aggregate amount of Company Transaction Expenses exceed $500,000;

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(xxii) enter into any Company Related Party Contract or amend in any material respect any existing Company Related Party Contract (excluding any ordinary course payments of annual compensation, provision of benefits or reimbursement of expenses in respect of members or stockholders who are officers or directors of the Company or its Subsidiaries in their capacity as an officer or director); or

(xxiii) enter into any Contract, or otherwise become obligated, to do any action prohibited under Section 6.01(a).

(b) Notwithstanding anything in this Section 7.01 or this Agreement to the contrary, nothing shall give SPAC, directly or indirectly, the right to control or direct the operations of the Company or any of its Subsidiaries prior to the Closing.

Section 7.02 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or any of its Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information which (a) relates to the negotiation of this Agreement or the Transactions, (b) is prohibited from being disclosed by applicable Law, or (c) upon the advice of legal counsel of the Company would result in the loss of attorney-client privilege or other privilege from disclosure, to the extent permitted by applicable Law (including COVID-19 Measures), the Company shall, and shall cause its Subsidiaries to, afford to SPAC and its Representatives reasonable access during the Interim Period and with reasonable advance written notice, in such manner as to not interfere with the normal operation of the Company and its Subsidiaries, to all of their properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of the Company and its Subsidiaries, and shall use its and their commercially reasonably efforts to furnish such Representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries that are in the possession of the Company or its Subsidiaries, in each case, as SPAC and its Representatives may reasonably request solely for purposes of consummating the Transactions. The Parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. Any request pursuant to this Section 7.02 shall be made in a time and manner so as not to delay the Closing. All information obtained by SPAC and its Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Closing.

Section 7.03 No Claim Against the Trust Account. The Company, on behalf of itself and its Sellers and other Affiliates, represents and warrants that it has read the IPO Prospectus and other SEC Reports, the SPAC Organizational Documents, and the Trust Agreement and understands that SPAC established the Trust Account containing the proceeds of its initial public offering (the “IPO”) and the overallotment securities acquired by SPAC’s underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC’s public stockholders (including overallotment shares acquired by SPAC’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the IPO Prospectus, SPAC may disburse monies from the Trust Account only: (a) to the Public Stockholders if they elect to redeem their SPAC shares in connection with the consummation of SPAC’s initial Business Combination or in connection with an extension of SPAC’s deadline to consummate a Business Combination; (b) to the Public Stockholders if SPAC fails to consummate a Business Combination within 18 months after the closing of the IPO, subject to extension by an amendment to the SPAC Organizational Documents; (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any franchise or income taxes, or (d) to SPAC after or concurrently with the consummation of a Business Combination. The Company, on behalf of itself and its Sellers and other Affiliates, acknowledges and agrees that, notwithstanding anything to the contrary in this Agreement, none of the Company, nor any of its Sellers or Affiliates, do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement, any Transaction Agreement or any proposed or actual business relationship between SPAC or its Representatives, on the one hand, and the Company, its Sellers and their Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). The Company, on behalf of itself and its Sellers and other Affiliates, (i) hereby irrevocably waives any Released Claims that the Company, the Sellers and their respective Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with SPAC or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever to the extent

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arising out of the Released Claims (including for an alleged breach of this Agreement or any other agreement with SPAC or its Affiliates), (ii) agrees and acknowledges that such irrevocable waiver is material to this Agreement and the Transactions and specifically relied upon by SPAC to induce SPAC to enter into this Agreement, and (iii) intends and understands such waiver to be valid, binding and enforceable against the Company, the Sellers and their respective Affiliates under applicable Law. Notwithstanding anything to the contrary, nothing in this Section 7.03 shall (x) serve to limit or prohibit the right of the Company, the Sellers or their respective Affiliates to pursue a claim against SPAC pursuant to this Agreement for legal relief against monies or other assets of SPAC held outside of the Trust Account or for specific performance or other equitable relief in connection with the Transactions or for Fraud in the making of the representations and warranties in Article VI, and (y) serve to limit or prohibit any claims that the Company, the Sellers or their respective Affiliates may have in the future pursuant to this Agreement or any other Transaction Agreement against SPAC’s assets or funds that are not held in the Trust Account. This Section 7.03 shall survive the termination of this Agreement for any reason.

Section 7.04 Financial Statements.

(a) As promptly as reasonably practicable following the date hereof, the Company shall deliver to SPAC true, correct, accurate and complete copies of the unaudited consolidated balance sheets of the Company and its Subsidiaries as of March 31, 2023, and the related unaudited consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the three (3) months then ended (the “Combined Company Interim Financial Statements”). As promptly as reasonably practicable following the date hereof, the Company shall deliver to SPAC true, correct, accurate and complete copies of the audited consolidated balance sheets of the Company and its Subsidiaries as of March 31, 2023, and the related audited consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the years then ended, together with the auditor’s reports thereon (the “Audited Combined Company Financial Statements”).

(b) The Audited Combined Company Financial Statements and the Combined Company Interim Financial Statements (A) will fairly present in all material respects the financial position of the Company and its Subsidiaries as of the date thereof, and the results of its operations, stockholders’ equity and cash flows for the respective periods then ended, (B) will be prepared in conformity with GAAP applied on a consistent basis during the periods involved (subject, in the case of the Combined Company Interim Financial Statements, to normal year-end audit adjustments), (C) in the case of the Audited Combined Company Financial Statements, will be audited in accordance with the standards of the PCAOB, with respect the Company and (D) will comply in all material respects with the applicable accounting requirements and with the applicable rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable) for purposes of inclusion in the Proxy Statement. The Company shall reasonably cooperate with SPAC in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC).

Section 7.05 No SPAC Common Stock Transactions. The Company acknowledges and agrees that it is aware, and that its Representatives are aware or, upon receipt of any material nonpublic information, will be advised of the restrictions imposed by Securities Laws on a Person possessing material nonpublic information about a publicly traded company. The Company hereby agrees that, while it is in possession of such material nonpublic information, it shall not and it will cause its Subsidiaries and direct its directors, officers and its and their respective Affiliates not to purchase or sell any securities of SPAC (other than engaging in the Transactions) or take any other action with respect to SPAC in violation of such Laws, or cause any third party to do any of the foregoing.

ARTICLE VIII
COVENANTS OF SPAC

Section 8.01 Indemnification and Directors’ and Officers’ Insurance.

(a) From and after the Closing, SPAC shall indemnify and hold harmless each present and former director, manager and officer of (x) the Company and each of its Subsidiaries, and (y) SPAC and each of its Subsidiaries, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Closing, whether asserted or claimed prior to, at or after the Closing, to the fullest extent that the Company or its Subsidiaries, or SPAC and each of its Subsidiaries,

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as applicable, would have been permitted under applicable Law and their respective Organizational Documents in effect on the date of this Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, SPAC shall, and shall cause its Subsidiaries to, (i) maintain for a period of not less than six (6) years from the Closing provisions in their respective Organizational Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers and directors/managers that are no less favorable to those Persons than the provisions of such Organizational Documents as of the date of this Agreement and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.

(b) The Company shall or shall cause one or more of its Subsidiaries to purchase, at or prior to the Closing, and SPAC shall or shall cause one or more of its Subsidiaries to maintain in effect for a period of six (6) years from the Closing, directors’ and officers’ liability insurance covering those Persons who are currently covered by (x) the Company’s or any of its Subsidiaries’ and/or (y) SPAC’s or any of its Subsidiaries’ directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to SPAC and to the Company or their respective representatives, by the other) on terms not less favorable than the terms of such current insurance coverage; provided, however, that (i) SPAC may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six-year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Closing and (ii) if any claim is asserted or made within such six-year period, any insurance required to be maintained under this Section 8.01 shall be continued in respect of such claim until the final disposition thereof.

(c) Notwithstanding anything contained in this Agreement to the contrary, this Section 8.01 shall survive the consummation of the Transactions indefinitely and shall be binding, jointly and severally, on SPAC, Holdings and all successors and assigns of SPAC and Holdings. If SPAC or Holdings or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of SPAC or Holdings, as the case may be, shall succeed to the obligations set forth in this Section 8.01.

Section 8.02 Conduct of SPAC During the Interim Period.

(a) During the Interim Period, the SPAC Parties shall, except as expressly required by this Agreement or the Transaction Agreements or as consented to in writing by the Company (which consent shall not be unreasonably conditioned, withheld or delayed) use its commercially reasonable efforts to conduct and operate its business in the ordinary course of business in all material respects. Without limiting the generality of the foregoing, during the Interim Period, except as set forth on Schedule 8.02, as required by this Agreement or the Transaction Agreements, as consented to the Company in writing (which consent shall not be unreasonably conditioned, withheld or delayed other than with to (clause (vii) and (xii), which consent may be conditioned, withheld or delayed in the Company’s sole discretion), or as required by applicable Law, SPAC shall not and shall not permit Holdings to:

(i) change, modify or amend the Trust Agreement, the SPAC Organizational Documents or enter into or amend any other agreement related to the Trust Account;

(ii) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding Equity Securities of SPAC or Holdings, (B) split, combine or reclassify any Equity Securities of SPAC or Holdings, or (C) other than in connection with the SPAC Stockholder Redemption or as otherwise required by SPAC’s Organizational Documents in order to consummate the Transactions, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any Equity Securities of SPAC or Holdings;

(iii) (A) make, change or revoke any Tax election in a manner inconsistent with past practice, (B) adopt, change or revoke any accounting method with respect to Taxes, (C) amend any Tax Return in a manner inconsistent with past practice, (D) settle or compromise any Tax liability or any Action, audit or other similar proceeding related to any amount of Taxes, (E) enter into any closing agreement with respect to any Tax, (F) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment, (G) knowingly surrender any claim for a refund of Taxes, or (H) enter into any Tax allocation, Tax sharing, Tax indemnification or similar agreement or arrangement (other than any commercial agreement entered into in the ordinary course of business and not primarily relating to Taxes);

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(iv) take or permit to be taken, or fail to take or permit to be failed to be taken, any action that could reasonably be expected to impair, impede or prevent the Combination Transactions from qualifying for the Intended Tax Treatment, provided that, in each case, SPAC shall only be required to use commercially reasonable efforts to take or permit to be taken such action or inaction, and provided further that, nothing in this Section 7.02(a)(iv) shall require SPAC to (A) violate applicable Law or the governing documents of SPAC, (B) consent to or obtain any Potential Financing, (C) distribute cash from the Trust Account to the stockholders of SPAC or (D) cause the Pre-Closing SPAC Holders or Sponsor to exchange their shares of SPAC Common Stock for Equity Securities of an entity other than SPAC;

(v) enter into, renew or amend in any material respect, any transaction or Contract, other than those that SPAC reasonably believes are necessary to effect the Closing;

(vi) subject to Section 9.01(d), waive, release, compromise, settle or satisfy any pending or threatened claim (which shall include, but not be limited to, any pending or threatened Action) or compromise or settle any liability;

(vii) incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of another Person, other than Working Capital Loans up to $1,500,000;

(viii) (A) hire any employee, (B) make any change in the management structure of any SPAC Party or (C) except as expressly contemplated by this Agreement, establish, adopt or enter into any Benefit Plan;

(ix) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any SPAC Party (other than the Transactions);

(x) adjust, split, combine, subdivide, recapitalize, reclassify or otherwise effect any change in respect of any Equity Securities of any SPAC Party;

(xi) directly or indirectly acquire by merging or consolidating with, or by purchasing any assets of, or by purchasing any Equity Security in, or by any other manner, any Person;

(xii) other than in connection with any Pre-Approved Arrangements, (A) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any Equity Securities (other than SPAC Warrants to be issued to SPAC’s Affiliates or stockholders in satisfaction of the Working Capital Loans incurred in compliance with this Agreement), (B) amend, modify or waive any of the terms or rights set forth in, any SPAC Warrant or the applicable warrant agreement, including any amendment, modification or reduction of the warrant price set forth therein or (C) acquire any Equity Securities in any Person or form any Subsidiary;

(xiii) make any material change in accounting principles or methods of accounting, other than as may be required by GAAP;

(xiv) enter into any SPAC Related Party Transaction;

(xv) make, or commit to make, any capital expenditures;

(xvi) enter into any agreement, or otherwise become obligated, to do any action prohibited under this Section 8.02(a).

(b) Notwithstanding anything in this Section 8.02 or this Agreement to the contrary, (i) nothing shall give the Company, directly or indirectly, the right to control or direct the operations of any SPAC Party and (ii) nothing set forth in this Agreement shall prohibit, or otherwise restrict the ability of, any SPAC Party from using the funds held by SPAC outside the Trust Account to pay any SPAC expenses or liabilities or from otherwise distributing or paying over any funds held by SPAC outside the Trust Account to the Sponsor or any of its Affiliates, in each case, prior to the Closing.

(c) During the Interim Period, SPAC shall use its commercially reasonable efforts to, and shall cause its Subsidiaries to use their commercially reasonable efforts to, comply with, and continue performing under, as applicable, material Contracts to which SPAC or its Subsidiaries may be a party.

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Section 8.03 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to SPAC or its Subsidiaries by third parties that may be in SPAC’s or its Subsidiaries’ possession from time to time, and except for any information which in the opinion of legal counsel of SPAC would result in the loss of attorney-client privilege or other privilege from disclosure, to the extent permitted by applicable Law (including COVID-19 Measures), SPAC shall afford the Company, its Affiliates and their respective Representatives reasonable access during the Interim Period and with reasonable advance notice, to their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of SPAC and its Subsidiaries, and shall furnish such Representatives with all financial and operating data and other information concerning the affairs of SPAC that are in the possession of SPAC, in each case as the Company and its Representatives may reasonably request solely for purposes of consummating the Transactions. The Parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. All information obtained by the Company, its Affiliates and their respective Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Closing.

Section 8.04 Section 16 Matters. Prior to the Closing, SPAC shall take all commercially reasonable steps as may be required (to the extent permitted under applicable Law) to cause any acquisition or disposition of the SPAC Class A Common Stock that occurs or is deemed to occur by reason of or pursuant to the Transactions by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to SPAC to be exempt under Rule 16b-3 promulgated under the Exchange Act, including adopting resolutions and taking other steps in accordance with the No-Action Letter, dated as of January 12, 1999, issued by the SEC regarding such matters.

Section 8.05 Post-Closing Directors and Officers.

(a) Subject to the terms of the Nomination Agreement, the Post-Closing SPAC Board shall consist of at least five (5) directors, which shall be divided into three (3) classes, designated Class I, II and III (with Class I consisting of one (1) director, and with Classes II and III consisting of two (2) directors each), and such board shall initially include:

(i) William Nance as a Class I director;

(ii) two (2) Independent Director nominees (who shall be Class II directors) to be mutually designated by the Company and SPAC prior to the Closing;

(iii) two (2) Independent Director nominees (who shall be Class III directors) to be designated by SPAC prior to the Closing;

(iv) such other director nominees to be designated by the Company pursuant to written notice to SPAC following the date of this Agreement; and

(v) the class designation for the directors and the designation of the Chairperson of the Post-Closing SPAC Board shall be determined by SPAC pursuant to written notice to the Company following the date of this Agreement.

(b) The committees of the Post-Closing SPAC Board at the Closing shall be mutually agreed upon by SPAC and the Company prior to the closing, subject to the terms of the Nomination Agreement.

(c) The initial officers of SPAC shall be as set forth on Schedule 7.05(b) (which schedule may be modified from time to time in the Company’s sole discretion prior to the Closing), who shall serve in such capacity in accordance with the terms of the SPAC Amended Charter and the SPAC Amended Bylaws following the Closing.

Section 8.06 Incentive Equity Plan. Prior to the Closing Date, SPAC shall adopt, subject to approval of the stockholders of SPAC an equity incentive plan, in the form attached hereto as Exhibit H, providing for the issuance of the number of shares of SPAC Common Stock set forth therein, with such changes as may be agreed to in writing by SPAC and the Company (the “Incentive Equity Plan”) to be effective as of the Closing or as otherwise set forth in the applicable plan document. Within two Business Days following the expiration of the 60 day period following the date SPAC has filed current Form 10 information with the SEC reflecting its status as an entity that is not a shell company, SPAC shall file an effective registration statement on Form S-8 (or other applicable form) with respect to the SPAC Common Stock issuable under the Incentive Equity Plan, and SPAC shall use commercially

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reasonable efforts to maintain the effectiveness of such registration statement(s) (and maintain the current status of the prospectus or prospectuses contained therein) for so long as awards granted pursuant to the Incentive Equity Plan remain outstanding.

Section 8.07 SPAC Amended Bylaws and Amended Charter. At the Closing (subject to approval by the stockholders of SPAC of the same), SPAC shall adopt the SPAC Amended Charter and the SPAC Amended Bylaws.

Section 8.08 Pre-Approved Arrangements. If SPAC desires to seek any Pre-Approved Arrangements in accordance with this Agreement, the Company agrees, and shall cause the appropriate officers and employees thereof, to use commercially reasonable efforts to cooperate in connection with the arrangement of such Pre-Approved Arrangements as may be reasonably requested by SPAC, including by (a) using commercially reasonable efforts to participate in a reasonable number of meetings, presentations, due diligence sessions, drafting sessions and sessions with rating agencies at mutually agreeable times and locations and upon reasonable advance notice, (b) using commercially reasonable efforts to assist with the preparation of customary materials for actual and potential investors, rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents required in connection with such financing (which shall not include pro forma financial information), and (c) providing the Financial Statements and such other financial information regarding the Company (including the Audited Combined Company Financial Statements and the Combined Company Interim Financial Statements) that is readily available or within the Company’s possession and as is reasonably requested in connection with arrangement of such Pre-Approved Arrangements.

Section 8.09 SPAC Public Filings. From the date hereof through the Closing, SPAC will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws.

Section 8.10 Listing. From the date hereof through the Closing, SPAC shall use its commercially reasonable efforts to ensure that SPAC remains listed as a public company on Nasdaq, and shall prepare and submit to Nasdaq a listing application, if required under Nasdaq rules, covering the shares of SPAC Common Stock issuable in the Transactions, and shall obtain approval for the listing of such shares of SPAC Common Stock and the Company shall reasonably cooperate with SPAC with respect to such listing.

Section 8.11 Non-Transfer of Certain SPAC Intellectual Property.

(a) The Company acknowledges that SPAC is in possession of certain confidential and proprietary information of third parties received in connection with the SPAC’s evaluation of alternative business combinations, including but not limited to, information concerning the business, financial condition, operations, assets and liabilities, trade secrets, know-how, technology, customers, business plans, Intellectual Property rights, promotional and marketing efforts, the existence and progress of financings, mergers, sales of assets, take-overs or tender offers of third parties, including SPAC’s and Holdings’, and their respective Representatives’, internal notes and analysis concerning such information (collectively, “Evaluation Material”), and that the Evaluation Material is or may be subject to confidentiality or non-disclosure agreement. The Company acknowledges it has no right or expectancy in or to the Evaluation Material.

(b) The Company shall have no right or expectancy in or to the ownership or use of the name “Dune Acquisition Corporation” or any derivation thereof containing the term “DUNE”, the trading symbols “DUNE”, “DUNEU” or “DUNEW,” SPAC’s internet domain name (https://duneacq.com/), or the Intellectual Property rights therein (collectively, the “SPAC Marks”) as a trademark or other identifier of source. For clarity, nothing in this Agreement, prevents the Company from using the SPAC Marks. (i) in a non-trademark manner permitted as “fair use” under applicable trademark law (e.g., to describe the historical relationship of the parties), or (ii) to the extent required by Law.

Section 8.12 Trust Account. Upon satisfaction or waiver of the conditions set forth in Article X and provision of notice thereof to the Trustee (which notice SPAC shall provide to the Trustee in accordance with the terms of the Trust Agreement): (a) in accordance with and pursuant to the Trust Agreement, at the Closing, SPAC (i) shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, including providing the Trustee with the Trust Termination Letter; and (ii) shall cause the Trustee to, and the Trustee shall thereupon be obligated to, distribute the Trust Account as directed in the Trust Termination Letter, including all amounts payable (A) to stockholders who have elected to tender their shares of SPAC Class A Common

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Stock for redemption pursuant to the Company’s Organizational Documents in accordance with the provisions of the SPAC Amended Charter; (B) for income tax or other tax obligations of SPAC prior to Closing; and (C) for any transaction expenses of SPAC; and (b) thereafter, the Trust Account shall terminate, except as otherwise provide therein.

Section 8.13 Takeover Laws. SPAC shall not take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and SPAC will take all steps to exempt (or ensure the continued exemption of) the Transactions from the Takeover Laws of any state that purport to apply to this Agreement or the Transactions.

Section 8.14 Holdings Approval. Immediately following the execution of this Agreement, SPAC, as the sole member of Holdings, will approve and adopt this Agreement, the Transaction Agreements to which Holdings is or will be a party and the Transactions.

ARTICLE IX
JOINT COVENANTS

Section 9.01 Efforts to Consummate.

(a) Subject to the terms and conditions herein, each of the Parties shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the Transactions contemplated by this Agreement (including the satisfaction of the closing conditions set forth in Article X). Without limiting the generality of the foregoing, each of the Parties shall use commercially reasonable efforts to obtain, file with or deliver to, as applicable, any Consents of any Governmental Authorities necessary to consummate the Transactions and the transactions contemplated by the Transaction Agreements. SPAC shall promptly inform the Company of any communication between any SPAC Party, on the one hand, and any Governmental Authority, on the other hand, and the Company shall promptly inform SPAC of any communication between the Company, on the one hand, and any Governmental Authority, on the other hand, in either case, regarding any of the Transactions or any Transaction Agreement.

(b) During the Interim Period, the SPAC Parties, on the one hand, and the Company, on the other hand, shall give counsel for the Company (in the case of any SPAC Party) or SPAC (in the case of the Company), a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any Governmental Authority relating to the Transactions or the Transaction Agreements. Each of the Parties agrees not to participate in any substantive meeting or discussion, either in person or by telephone, with any Governmental Authority in connection with the Transactions unless it consults with, in the case of SPAC, the Company, or, in the case of the Company, SPAC, in advance and, to the extent not prohibited by such Governmental Authority, gives, in the case of SPAC, the Company, or, in the case of the Company, SPAC, the opportunity to attend and participate in such meeting or discussion.

(c) Notwithstanding anything to the contrary in the Agreement, (i) if this Section 9.01 conflicts with any other covenant or agreement in this Agreement that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict and (ii) in no event shall the SPAC Parties or Company be obligated to bear any expense or pay any fee or grant any concession in connection with obtaining any consents, authorizations or approvals pursuant to the terms of any Contract to which the Company or its Subsidiaries is a party.

(d) During the Interim Period, SPAC, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any stockholder demands or other stockholder proceedings (including derivative claims) relating to this Agreement, any Transaction Agreements or any matters relating thereto (collectively, the “Transaction Litigation”) commenced against, in the case of SPAC, any of the SPAC Parties or any of their respective Representatives (in their capacity as a representative of a SPAC Party) or, in the case of the Company or any of its Subsidiaries, any of their respective Representatives (in their capacity as a representative of a member of the Company). SPAC and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation (subject to a customary joint defense

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agreement), (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation, and (iv) reasonably cooperate with each other. In no event shall the Company or SPAC settle or compromise any Transaction Litigation without the prior written consent of SPAC or the Company, respectively (not to be unreasonably withheld, conditioned or delayed).

Section 9.02 Proxy Statement; Special Meeting.

(a) Proxy Statement.

(i) As promptly as reasonably practicable following the execution and delivery of this Agreement, (i) SPAC (with the assistance and cooperation of the Company as reasonably requested by SPAC) shall use reasonable best efforts to prepare, file with the SEC, in preliminary form, a proxy statement in connection with the Transactions (the “Proxy Statement”) to be sent to the stockholders of SPAC in advance of the Special Meeting with respect to, among other things: (A) providing SPAC’s stockholders with the opportunity to redeem shares of SPAC Class A Common Stock by tendering such shares for redemption not later than two Business Days prior to the originally scheduled date of the Special Meeting (the “SPAC Stockholder Redemption”); and (B) soliciting proxies from holders of SPAC Class A Common Stock to vote at the Special Meeting, as adjourned or postponed, in favor of the SPAC Stockholder Matters, and each Party will reasonably cooperate (including causing each of its Subsidiaries and Representatives to reasonably cooperate) with the other Parties, and provide all information regarding such Party, its Affiliates and its business that is necessary for the preparation and filing of the Proxy Statement. Without the prior written consent of the Company, the SPAC Stockholder Matters shall be the only matters (other than procedural matters) which SPAC shall propose to be acted on by the SPAC’s stockholders at the Special Meeting. Each of SPAC and the Company shall use its reasonable best efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC. SPAC shall use reasonable best efforts to (I) file the Proxy Statement with the SEC and (II) cause the Proxy Statement to be mailed to its stockholders of record, as of the record date to be established by the SPAC Board in accordance with Section 9.02, as promptly as practicable (but in no event less than five Business Days except as otherwise required by applicable Law) following the earlier to occur of: (x) if the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; or (y) if the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC (such earlier date, the “Proxy Clearance Date”). In connection with the Proxy Statement, SPAC will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable proxy solicitation and registration statement rules set forth in the SPAC’s Organizational Documents, the Securities Act, the DGCL and the rules and regulations of the SEC and Nasdaq.

(ii) Prior to filing with the SEC, SPAC will make available to the Company and its counsel drafts of the Proxy Statement and any other documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and will provide the Company and its counsel with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith and, to the extent any such comments are reasonable, SPAC shall incorporate such comments into such document. SPAC shall not file any such documents with the SEC without the prior consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). SPAC will advise the Company as promptly as practicable after it receives notice thereof, of: (A) the time when the Proxy Statement has been filed; (B) if the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; (C) if the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC; (D) the filing of any supplement or amendment to Proxy Statement; (E) any request by the SEC for amendment of the Proxy Statement; (F) any comments from the SEC relating to the Proxy Statement and responses thereto; (G) requests by the SEC for additional information; and (H) the issuance of any stop order or the suspension of the qualification of the SPAC Class A Common Stock for offering or sale in any jurisdiction or of the initiation or written threat of any proceeding for any such purpose. SPAC shall respond to any SEC comments on the Proxy Statement as promptly as practicable (and in any event within 10 Business Days following receipt by SPAC of any such SEC comments except to the extent due to the failure by the Company to timely provide information required to respond to such SEC comments) and shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable; provided, that prior to responding to any requests or comments from the SEC, SPAC will make available to the Company and its counsel drafts of any such response and provide the Company and its counsel with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith and, to the extent any such comments are reasonable, SPAC shall incorporate such comments into such response. SPAC shall not respond to any such requests or comments without the prior consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed).

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(iii) If, at any time prior to the Special Meeting, there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, SPAC shall as promptly as practicable file an amendment or supplement to the Proxy Statement containing such information (subject to the procedures set forth in Section 9.02(a)(ii). If, at any time prior to the Closing, the Company discovers any information, event or circumstance relating to the Company, its business or any of its Affiliates, officers, directors or employees that should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company shall promptly inform SPAC of such information, event or circumstance and provide to SPAC all information necessary to correct any such deficiencies.

(iv) SPAC shall make all necessary filings with respect to the Transactions under the Securities Act, the Exchange Act and applicable “blue sky” laws, and any rules and regulations thereunder. The Company agrees to promptly provide SPAC with all information concerning the business, management, operations and financial condition of the Company and its Subsidiaries, in each case, reasonably requested by SPAC for inclusion in the Proxy Statement. Each of SPAC and the Company agrees to furnish to the other party all information concerning itself, its Subsidiaries, officers, directors, managers, stockholders, and other equityholders and information regarding such other matters as may be reasonably necessary or advisable or as may be reasonably requested in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of SPAC, the Company, or their respective Affiliates to any regulatory authority (including Nasdaq and/or the NYSE as applicable) in connection with the Transactions.

(b) Special Meeting. SPAC will take, in accordance with applicable Law, Nasdaq rules and its Organizational Documents, all action necessary to duly convene and hold a meeting of its stockholders (as adjourned or postponed, the “Special Meeting”) as promptly as reasonably practicable after the Proxy Clearance Date (and will establish a record date for, give notice of and commence the mailing of the Proxy Statement to the stockholders of SPAC as promptly as practicable after the Proxy Clearance Date), to (i) consider and vote upon the approval of the SPAC Stockholder Matters and to cause such vote to be taken and (ii) provide stockholders of SPAC with the opportunity to elect to effect a SPAC Stockholder Redemption. SPAC shall postpone or adjourn such meeting on each and every occasion if (x) a postponement or adjournment is required by Law, (y) as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of SPAC Common Stock represented (either in person or by proxy) and voting to approve the SPAC Stockholder Matters or to constitute a quorum necessary to conduct the business of the Special Meeting, or (z) SPAC or the Company determines the payments for the SPAC Stockholder Redemption could reasonably be expected to cause the conditions in Section 9.01 to not be satisfied at the Closing; provided, however, in no event shall SPAC be required to adjourn or postpone the Special Meeting more than six weeks from the initial date of the Special Meeting set forth in the Proxy Statement. SPAC shall, following the Proxy Clearance Date, use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the SPAC Stockholder Matters and shall include in the Proxy Statement the SPAC Board Recommendation. SPAC shall keep the Company reasonably informed regarding all matters relating to the SPAC Stockholder Matters and the Special Meeting, including by promptly furnishing any voting or proxy solicitation reports received by SPAC in respect of such matters and similar updates regarding any redemptions. Notwithstanding the foregoing, if at any time prior to, but not after, obtaining approval of the SPAC Stockholder Matters, the SPAC Board determines that a Company Material Adverse Effect has occurred, the SPAC Board may make a withdrawal of such recommendation or an amendment, qualification or modification of such recommendation if a failure to do so would, upon the advice of counsel, reasonably be expected to constitute a breach of its fiduciary duties to SPAC’s stockholders under applicable Law (a “Change in Recommendation”). SPAC shall immediately notify the Company in writing of any determination to make such Change in Recommendation. SPAC agrees that its obligations under this Agreement shall not be affected by any Change in Recommendation and, for the avoidance of doubt, it agrees (A) that its obligation to establish a record date for, duly call, give notice of, convene and hold the Special Meeting for the purpose of seeking approval of the SPAC Stockholder Matters shall not be affected by any Change in Recommendation or other intervening event or circumstance and (B) to establish a record date for, duly call, give notice of, convene and hold the Special Meeting and submit for the approval of its stockholders the SPAC Stockholder Matters, in each case in accordance with this Agreement, regardless of any Change in Recommendation or other intervening event or circumstance.

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Section 9.03 Exclusivity.

(a) During the Interim Period, the Company shall not take, nor shall the Company permit any of its Affiliates or Representatives to take, whether directly or indirectly, (i) any action to solicit, initiate or engage in discussions or negotiations with, or enter into any agreement with, or encourage, or provide information to, any Person (other than SPAC or any of its Affiliates or Representatives) concerning any merger or similar business combination transaction or sale of substantially all of the assets involving the Company or its Subsidiaries, taken as a whole (other than immaterial assets or assets sold in the ordinary course of business) (each such acquisition transaction, but excluding the Transactions, an “Acquisition Transaction”); provided, that the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 9.03(a) or (ii) any action in connection with a public offering of any Equity Securities of the Company or any of its Subsidiaries (or any Affiliate or successor of the Company or any of its Subsidiaries). The Company shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, an Acquisition Transaction.

(b) During the Interim Period, SPAC shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any Person (other than the Company, its stockholders or any of their respective Affiliates or Representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any Business Combination involving SPAC (a “Alternate Business Combination Proposal”) other than with the Company, its stockholders and their respective Affiliates and Representatives; provided, that the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 9.03(b). SPAC shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, an Alternate Business Combination Proposal.

Section 9.04 Tax Matters.

(a) Tax Opinions and Disclosures. If one or more Tax opinions are required to be prepared and submitted in connection with the preparation and filing of the Proxy Statement, each of the SPAC Parties and the Company shall use its commercially reasonable efforts to reasonably cooperate with one another and their respective Tax advisors in connection with the issuance to SPAC or the Company of any such opinion or the preparation of any disclosure relating to the Tax consequences of the Transactions, including using commercially reasonable efforts to deliver to the relevant counsel certificates (dated as of the necessary date and signed by an officer of SPAC or the Company, or their respective Affiliates, as applicable) containing such customary representations as are reasonably necessary or appropriate for such counsel to render such opinion or prepare such disclosure. If the SEC or any other Governmental Authority requests or requires that an opinion or disclosure be provided on or prior to the Closing in respect of the Tax consequences of or related to the Transactions: (i) to the extent such opinion or disclosure relates to SPAC or any Pre-Closing SPAC Holders thereof, SPAC will use its commercially reasonable efforts to cause its Tax advisors to provide any such opinion or disclosure, subject to customary assumptions and limitations, and (ii) to the extent such opinion or disclosure relates to the Company or any equityholders thereof or is not otherwise addressed in clause (i), the Company will use its commercially reasonable efforts to cause its Tax advisors to provide any such opinion or disclosure, subject to customary assumptions and limitations.

(b) Transfer Taxes. All transfer, stamp, documentary, sales, use, registration, value- added and other similar Taxes (including all applicable real estate transfer Taxes) incurred in connection with this Agreement and the Transactions (“Transfer Taxes”) will be borne and paid by SPAC. The Parties shall use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person or take any other reasonable action as may be necessary to mitigate, reduce or eliminate any Transfer Tax that could be imposed in connection with the Transactions.

(c) Tax Reporting. To the greatest extent permitted by Law, each of the Parties agrees not to make any Tax filing or otherwise take any position inconsistent with the Combination Transactions qualifying for the Intended Tax Treatment, and to cooperate with each other Party to make any filings, statements or reports required to effect, disclose or report the Combination Transactions as qualifying for the Intended Tax Treatment.

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(d) Tax Audits. In the event of a Tax audit related to the income Tax Returns of the Company or any of its Subsidiaries that is treated as a partnership for U.S. federal (or applicable state or local) income Tax purposes, for any taxable period ending on or including the Closing Date for which the Partnership Tax Audit Rules apply (each, a “Relevant Tax Audit”), unless otherwise agreed by SPAC (such agreement not to be unreasonably withheld, conditioned, or delayed), the “partnership representative” (within the meaning of the Partnership Tax Audit Rules) of the Company, or any such Subsidiary, and all of their respective affiliates shall take such actions as necessary to make (or cause to be made) an election pursuant to Section 6226 of the Code with respect to any “imputed underpayment” (within the meaning of the Partnership Tax Audit Rules) arising in connection with any such Relevant Tax Audit (and to make any similar elections under any applicable state or local Law). Neither the “partnership representative” (within the meaning of the Partnership Tax Audit Rules) of the Company or any such Subsidiary, nor any of their respective affiliates, shall make any election or otherwise take any action to cause the Partnership Tax Audit Rules to apply to the Company or such Subsidiary at any earlier date than is required by applicable Law.

Section 9.05 Confidentiality; Publicity.

(a) SPAC acknowledges that the information being provided to it in connection with this Agreement and the consummation of the Transactions is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby. The Company acknowledges that, in connection with any Potential Financing, SPAC shall be entitled to disclose, pursuant to the Exchange Act, any information contained in any presentation to the potential equity investors, which information may include Confidential Information (as defined in the Confidentiality Agreement); provided that, SPAC shall (i) have received the Company’s prior written consent to seek any such Potential Financing prior to disclosing any such Confidential Information in connection with such Potential Financing and (ii) have provided the Company the right to review and approve (which approval shall not be unreasonably conditioned, withheld or delayed) any materials prior to their distribution.

(b) Subject to Section 9.05(c), none of the Parties nor any of their respective Representatives shall issue any press releases or make any public announcements with respect to this Agreement or the Transactions without the prior written consent of the other Parties, prior to the Closing; provided, however, that each Party may make any such announcement or other communication (i) if such announcement or other communication is required by applicable Law or the rules of any stock exchange, in which case the disclosing Party shall, to the extent permitted by applicable Law, first allow (A) the Company, if the disclosing party is SPAC or (B) SPAC, if the disclosing party is the Company (prior to the Closing), to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith and, to the extent any such comments are reasonable, the disclosing Party shall incorporate such comments into announcement or other communication, (ii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 9.05, and (iii) to Governmental Authorities in accordance with Section 9.01.

(c) The initial press release concerning this Agreement and the Transactions shall be a joint press release in the form agreed by the Company and SPAC prior to the execution of this Agreement and such initial press release (the “Signing Press Release”) shall be released as promptly as practicable after the execution of this Agreement (but in any event within four Business Days thereafter). Promptly after the execution of this Agreement (but in any event within four Business Days thereafter), SPAC shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Securities Laws, which the Company shall have the opportunity to review and comment upon prior to filing and SPAC shall consider such comments in good faith and, to the extent any such comments are reasonable, SPAC shall incorporate such comments into the Signing Filing. The Company and SPAC shall mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by any of them) and, as promptly as practicable after the Closing (but in any event within four Business Days thereafter), issue a press release announcing the consummation of the Transactions (the “Closing Press Release”). Promptly after the Closing (but in any event within four Business Days after the Closing), SPAC shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws. In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Press Release or the Closing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.

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Section 9.06 Post-Closing Cooperation; Further Assurances. Following the Closing, each Party shall, on the request of any other Party, execute such further documents, and perform such further acts, as may be reasonably necessary or appropriate to give full effect to the allocation of rights, benefits, obligations and liabilities contemplated by this Agreement and the Transactions.

Section 9.07 Qualification as an Emerging Growth Company. SPAC shall, at all times during the period from the date hereof until the Closing: (a) take all actions necessary to continue to qualify as an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”) and (b) not take any action that would cause SPAC to not qualify as an “emerging growth company” within the meaning of the JOBS Act.

ARTICLE X
CONDITIONS TO OBLIGATIONS

Section 10.01 Conditions to Obligations of All Parties. The obligations of the SPAC and the Company to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any one or more of which may be waived (if legally permitted) in writing by all of such Parties:

(a) No Prohibition. There shall not be in force any Law or Governmental Order by any Governmental Authority of competent jurisdiction and having jurisdiction over the Parties with respect to the Transactions enjoining, prohibiting, or making illegal the consummation of the Transactions.

(b) Required Stockholder Approval. The Required SPAC Stockholder Approval shall have been obtained.

(c) Listing. The SPAC Common Stock shall be listed or have been approved for listing on Nasdaq (or, to the extent applicable, NYSE), subject only to official notice of issuance thereof.

Section 10.02 Additional Conditions to Obligations of SPAC Parties. The obligations of the SPAC Parties to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by SPAC:

(a) Representations and Warranties.

(i) Each of the representations and warranties the Company contained in Section 4.01 (Corporate Organization of the Company), the second sentence of Section 4.02 (Subsidiaries), Section 4.03 (Due Authorization), Section 4.06 (Current Capitalization) and Section 4.21 (Brokers’ Fees) (collectively, the “Company Specified Representations”) shall be true and correct in all material respects as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct in all material respects on and as of such earlier date).

(ii) The representations and warranties contained in Section 4.20 (Absence of Changes) shall be true and correct in all respects as of the Closing.

(iii) Each of the representations and warranties contained in Article IV (other than the Company Specified Representations and Section 4.20 (Absence of Changes)) shall be true and correct (without giving any effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct on and as of such earlier date), except, in either case, where the failure of such representations and warranties to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Agreements and Covenants. The covenants and agreements of the Company in this Agreement to be performed as of or prior to the Closing shall have been performed in all material respects; provided, that for purposes of this Section 10.02(b), a covenant or agreement of the Company shall only be deemed to have not been performed if the Company has materially breached such covenant or agreement and such material breach is incapable of being cured, or the Company has failed to cure such breach within thirty (30) days after written notice of such breach has been delivered the Company (or if earlier, the Termination Date).

(c) Officer’s Certificate. The Company shall have delivered to SPAC a certificate signed by an officer the Company, dated as of the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 10.02(a) and Section 10.02(b) have been fulfilled.

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(d) Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred which is continuing and uncured.

(e) Employment Agreements. The Employment Agreements have not been rescinded, amended, restated or otherwise modified in any respect.

(f) Closing Deliveries. The Company shall have delivered (or will deliver at Closing) to SPAC the documents and deliveries set forth in Section 3.01(b)(ii).

(g) Each Seller shall have delivered to SPAC a duly completed and executed IRS Form W-9 certifying that such Seller is not (i) a foreign person within the meaning of Code Section 1445 or 1446(f) or (ii) subject to U.S. backup withholding.

Section 10.03 Additional Conditions to the Obligations the Company. The obligation the Company to consummate, or cause to be consummated, the Transactions is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing the Company:

(a) Representations and Warranties.

(i) Each of the representations and warranties of the SPAC Parties contained in Article VI (other than the representations and warranties of the SPAC Parties contained in Section 5.01 (Corporate Organization), Section 5.02 (Due Authorization), Section 6.09 (Brokers’ Fees), Section 6.11 (Business Activities) and Section 6.13 (Capitalization) (collectively, the “SPAC Specified Representations”), and Section 6.17 (Absence of Changes)) shall be true and correct (without giving any effect to any limitation as to “materiality” or “SPAC Material Adverse Effect” or any similar limitation set forth therein) as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct on and as of such earlier date), except, in either case, where the failure of such representations and warranties to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

(ii) Each of the SPAC Specified Representations shall be true and correct (without giving any effect to any limitation as to “materiality” or any similar limitation set forth therein) in all material respects as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, which in such case, shall be true and correct in all material respects on and as of such earlier date).

(iii) The representations and warranties of the SPAC Parties contained in Section 6.17 (Absence of Changes) shall be true and correct in all respects as of the Closing.

(b) Agreements and Covenants. The covenants and agreements of the SPAC Parties in this Agreement to be performed as of or prior to the Closing shall have been performed in all material respects; provided, that for purposes of this Section 10.03(b), a covenant or agreement of the SPAC Parties shall only be deemed to have not been performed if the SPAC Parties have materially breached such covenant or agreement and such material breach is incapable of being cured, or the SPAC Parties have failed to cure such breach within thirty (30) days after written notice of such breach has been delivered to SPAC (or if earlier, the Termination Date).

(c) Officer’s Certificate. SPAC shall have delivered the Company a certificate signed by an officer of SPAC, dated as of the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 10.03(a) and Section 10.03(b) have been fulfilled.

(d) Trust Account. SPAC shall have made appropriate arrangements to have the Trust Account, less amounts paid and to be pursuant to Section 8.12, available to SPAC for payment of the Company Transaction Expenses and the transaction expenses of SPAC at the Closing.

(e) Closing Deliveries. SPAC shall have delivered (or will deliver at Closing) to the Company the documents and deliveries set forth in Section 3.01(b)(i).

(f) SPAC Material Adverse Effect. Since the date of this Agreement, no SPAC Material Adverse Effect shall have occurred which is continuing and uncured.

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ARTICLE XI
TERMINATION/EFFECTIVENESS

Section 11.01 Termination. This Agreement may be validly terminated and the Transactions may be abandoned at any time prior to the Closing only as follows:

(a) by mutual written agreement of SPAC and the Company;

(b) by either SPAC or the Company, if there shall be in effect any (i) Law in any jurisdiction of competent authority or (ii) Governmental Order issued, promulgated, made, rendered or entered into by any court or other tribunal of competent jurisdiction, that, in the case of each of clauses (i) and (ii), permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transactions and in the case of any such Governmental Order, such Governmental Order shall have become final and non-appealable;

(c) by SPAC or the Company, if the Closing has not occurred by 11:59 p.m., Eastern Time, on December 31, 2024 (subject to the receipt of any required Consents or applicable Law, the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 11.01(c) will not be available to any Party whose breach of any provision of this Agreement primarily causes or results in the failure of the Transactions to be consummated by such time;

(d) by either SPAC or the Company, if SPAC fails to obtain the Required SPAC Stockholder Approval upon vote taken thereon at the Special Meeting (or at a meeting of its stockholders following any adjournment or postponement thereof); provided, that the right to terminate this Agreement pursuant to this Section 11.01(d) will not be available to SPAC if it breaches any of its obligations under Section 9.02;

(e) by SPAC, if the Company has breached or failed to perform any of its (i) representations or warranties or (ii) covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 10.02(a) or Section 10.02(b) to be satisfied and (B) is not capable of being cured or, if capable of being cured, is not cured the Company before the earlier of (I) the third Business Day immediately prior to the Termination Date and (II) the 30th day following receipt of written notice from SPAC of such breach or failure to perform; provided, that SPAC shall not have the right to terminate this Agreement pursuant to this Section 11.01(e) if it is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in the failure of a condition set forth in Section 10.03(a) or Section 10.03(b) to be satisfied; or

(f) the Company, if any SPAC Party has breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 10.03(a) or Section 10.03(b) to be satisfied and (B) is not capable of being cured or, if capable of being cured, is not cured by such SPAC Party, as applicable, before the earlier of (I) the third Business Day immediately prior to the Termination Date and (II) the 30th day following receipt of written notice from the Company of such breach or failure to perform; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 10.01(h) if it is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in the failure of a condition set forth in Section 10.02(a) or Section 10.02(b) to be satisfied.

Section 11.02 Effect of Termination. Except as otherwise set forth in this Section 11.02, if this Agreement terminates pursuant to Section 11.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party or its respective Affiliates, officers, directors, employees or stockholders, other than liability of any Party for any Fraud by such Party occurring prior to such termination. The provisions of Section 7.03 (No Claim Against the Trust Account), Section 9.05 (Confidentiality; Publicity), this Section 11.02 (Effect of Termination) and Article XII (collectively, the “Surviving Provisions”) and the Confidentiality Agreement, and any other Section or Article of this Agreement referenced in the Surviving Provisions which are required to survive in order to give appropriate effect to the Surviving Provisions, shall in each case survive any termination of this Agreement.

Section 11.03 Company Termination Fee. In the event that this Agreement is terminated pursuant to Section 11.01(c) (unless at or prior to the time of such termination, there has been a Change in Recommendation) or Section 11.01(e), then the Company shall pay SPAC the Company Termination Fee. Any Company Termination Fee due under this Section 11.03 shall be paid by wire transfer of immediately available funds to an account

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provided in writing by SPAC to the Company, within five (5) business days of the termination date. For purposes of this Agreement, “Company Termination Fee” means $7,500,000. Notwithstanding anything to the contrary in this Agreement, each of the Company, SPAC, and the other SPAC Parties acknowledges and agrees that in the event that SPAC is entitled to receive the Company Termination Fee pursuant to this Section 11.03, the right of SPAC to receive such amount shall constitute the sole and exclusive remedy for, and such amount shall constitute liquidated damages in respect of, any termination of this Agreement for SPAC, any other SPAC Party and any of their respective, direct or indirect, former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Affiliates or assignees (the “SPAC Non-Recourse Parties”), regardless of the circumstances giving rise to such termination. Upon payment of such amount, none of the Company, any of its Subsidiaries or any of their respective, direct or indirect, former, current or future stockholders, directors, officers, employees, agents, Affiliates or assignees (the “Company Non-Recourse Parties”), shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby. The Company expressly acknowledges and agrees that neither SPAC nor any other SPAC Party shall need to prove damages to receive the Company Termination Fee when it is payable under this Agreement, and hereby irrevocably waives any right to challenge the amount of actual damages represented by the Company Termination Fee. In no event shall SPAC, or any other SPAC Party, be entitled to the Company Termination Fee on more than one occasion.

ARTICLE XII
MISCELLANEOUS

Section 12.01 Waiver. At any time and from time to time prior to the Closing, SPAC and the Company may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto, and (c) subject to the requirements of applicable Law, waive compliance by the other Party with any of the agreements or conditions contained herein applicable to such Party (it being understood that each SPAC Party shall be deemed a single Party for purposes of this Section 12.01). Any agreement on the part of SPAC or the Company to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

Section 12.02 Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

(a)     If to any SPAC Party prior to the Closing, or to SPAC after the Closing:

Dune Acquisition Corporation
700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401
Attention: Carter Glatt
Telephone: (917) 742-1904
E-mail: carter@duneacq.com

with copies (which shall not constitute notice) to:

Winston & Strawn LLP
200 Park Avenue
New York, NY 10166
Attention: Jason D. Osborn
Facsimile: 212-294-4700
Email: JOsborn@winston.com

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and

Sidley Austin LLP
One South Dearborn
Chicago, IL 60603
Attention: Michael P. Heinz
Facsimile: 312-853-7036
Email: mheinz@sidley.com

(b)    If the Company prior to the Closing, or to Holdings after the Closing, to:

Global Hydrogen Energy LLC
99 Wall St., Ste. 436
New York, New York 10005
Attention: William Bennett Nance, Jr.
Email: william@globalhydrogen.co

with a copy (which shall not constitute notice) to:

Alston & Bird LLP
90 Park Avenue
New York, NY 10016
Attention: Matthew Mamak
Facsimile: (212) 922-3952
Email: Matthew.Mamak@alston.com

or to such other address or addresses as the Parties may from time to time designate in writing. Without limiting the foregoing, any Party may give any notice, request, instruction, demand, document or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice, request, instruction, demand, document or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.

Section 12.03 Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 12.03 shall be null and void, ab initio.

Section 12.04 Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, however, that notwithstanding the foregoing (a) if the Closing occurs, the present and former officers and directors of the Company and SPAC (and their successors, heirs and representatives) are intended third-party beneficiaries of, and may enforce, Section 8.01, and (b) the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the Parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 12.14.

Section 12.05 Expenses. Except as otherwise provided herein (including Section 3.01), each Party shall bear its own expenses incurred in connection with this Agreement and the Transactions whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants.

Section 12.06 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 12.07 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Section 12.08 Schedules and Exhibits. The Schedules and Exhibits referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Schedules and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a Party in the Schedules with reference to any section or schedule of this Agreement shall be deemed to be a disclosure with respect to all other sections or schedules to which such disclosure may apply solely to the extent the relevance of such disclosure is reasonably apparent on the face of the disclosure in such Schedule. Certain information set forth in the Schedules is included solely for informational purposes. The disclosure of any information shall not be deemed to constitute an acknowledgement that such information is required to be disclosed in connection with the representations and warranties made in this Agreement, nor shall such information be deemed to establish a standard of materiality.

Section 12.09 Entire Agreement. This Agreement (together with the Schedules and Exhibits to this Agreement), the Transaction Agreements (together with the Schedules and Exhibits thereto), the Non- Disclosure Agreement, dated as of January 12, 2023, by and between the Company and SPAC (as amended, modified or supplemented from time to time, the “Confidentiality Agreement”), constitute the entire agreement among the Parties relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between the Parties except as expressly set forth or referenced in this Agreement and the Confidentiality Agreement.

Section 12.10 Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement. The approval of this Agreement by the stockholders of any of the Parties shall not restrict the ability of the board of directors or managers (or other body performing similar functions) of any of the Parties to terminate this Agreement in accordance with Section 11.01 or to cause such Party to enter into an amendment to this Agreement pursuant to this Section 12.10.

Section 12.11 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

Section 12.12 Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement or the Transactions may be brought in federal and state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the Transactions in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 12.12. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

Section 12.13 Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur if the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) SPAC and the Company shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 11.01, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable

Annex A-1-59

relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that neither of SPAC nor the Company, in seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 12.13, shall be required to provide any bond or other security in connection with any such injunction.

Section 12.14 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the SPAC Parties or Company under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the Transactions.

Section 12.15 Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing and shall terminate and expire upon the occurrence of the Closing (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms apply in whole or in part at or after the Closing and then only with respect to any breaches occurring at or after the Closing and (b) this Article XII.

Section 12.16 Acknowledgements. Each of the Parties acknowledges and agrees (on its own behalf and on behalf of its respective Affiliates and its and their respective Representatives) that (a) it has conducted its own independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the other Parties (and their respective Subsidiaries) and has been afforded satisfactory access to the books and records, facilities and personnel of the other Parties (and their respective Subsidiaries) for purposes of conducting such investigation; (b) the representations and warranties in Article IV constitute the sole and exclusive representations and warranties of the Company in connection with the Transactions; (c) the representations and warranties in Article VI constitute the sole and exclusive representations and warranties of the SPAC Parties; (d) except for the representations and warranties in Article IV by the Company and the representations and warranties in Article VI by the SPAC Parties, none of the Parties or any other Person makes, or has made, any other express or implied representation or warranty with respect to any Party (or any Party’s Subsidiaries), including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the such Party or its Subsidiaries or the Transactions and all other representations and warranties of any kind or nature expressed or implied (including (i) regarding the completeness or accuracy of, or any omission to state or to disclose, any information, including in the estimates, projections or forecasts or any other information, document or material provided to or made available to any Party or their respective Affiliates or Representatives in certain “data rooms,” management presentations or in any other form in expectation of the Transactions, including meetings, calls or correspondence with management of any Party (or any Party’s Subsidiaries), and (ii) any relating to the future or historical business, condition (financial or otherwise), results of operations, prospects, assets or liabilities of any Party (or its Subsidiaries), or the quality, quantity or condition of any Party’s or its Subsidiaries’ assets) are specifically disclaimed by all Parties and their respective Subsidiaries and all other Persons (including the Representatives and Affiliates of any Party or its Subsidiaries); and (e) each Party and its respective Affiliates are not relying on any representations and warranties in connection with the Transactions except the representations and warranties in Article IV by the Company and the representations and warranties in Article VI by the SPAC Parties. The foregoing does not limit any rights of any Party pursuant to any other Transaction Agreement against any other Party pursuant to such Transaction Agreement to which it is a party or an express third-party beneficiary thereof. Nothing in this Section 12.16 shall relieve any Party of liability in the case of Fraud committed by such Party.

[Signature pages follow.]

Annex A-1-60

IN WITNESS WHEREOF, the Parties have hereunto caused this Unit Purchase Agreement to be duly executed as of the date hereof.

SPAC
DUNE ACQUISITION CORPORATION
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer
HOLDINGS
GLOBAL GAS HOLDINGS LLC
By:	Dune Acquisition Corporation
By:	Its Sole Member
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Manager

Signature Page to Unit Purchase Agreement

Annex A-1-61

IN WITNESS WHEREOF, the Parties have hereunto caused this Unit Purchase Agreement to be duly executed as of the date hereof.

GLOBAL HYDROGEN ENERGY LLC
By:	/s/ William Bennett Nance, Jr.
Name:	William Bennett Nance, Jr.
Title:	Chief Executive Officer
SELLERS
By:	/s/ William Bennett Nance, Jr.
Name:	William Bennett Nance, Jr.
By:	/s/ Sergio Martinez
Name:	Sergio Martinez
By:	/s/ Barbara Guay Martinez
Name:	Barbara Guay Martinez

Signature Page to Unit Purchase Agreement

Annex A-1-62

Exhibit A

Form of Sponsor Agreement

[See attached.]

Exhibit A to Unit Purchase Agreement

Annex A-1-63

Exhibit B

Form of Support Agreement

[See attached.]

Exhibit B to Unit Purchase Agreement

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Exhibit C

Form of Lockup Agreement

[See attached.]

Exhibit C to Unit Purchase Agreement

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Exhibit D

Form of SPAC Amended Charter

[See attached.]

Exhibit D to Unit Purchase Agreement

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Exhibit E

Form of SPAC Amended Bylaws

[See attached.]

Exhibit E to Unit Purchase Agreement

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Exhibit F

Form of Registration Rights Agreement

[See attached.]

Exhibit F to Unit Purchase Agreement

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Exhibit G

Form of Nomination Agreement

[See attached.]

Exhibit G to Unit Purchase Agreement

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Exhibit H

Form of Incentive Equity Plan

[See attached.]

Exhibit H to Unit Purchase Agreement

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Exhibit I

Form of Employment Agreement

[See attached.]

Exhibit I to Unit Purchase Agreement

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Exhibit J

Form of Exchange Agreement

[See attached.]

Exhibit J to Unit Purchase Agreement

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Exhibit K

Limited Liability Company Agreement of Global Gas Holdings LLC

[See attached.]

Exhibit K to Unit Purchase Agreement

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Annex A-2

FIRST AMENDMENT TO UNIT PURCHASE AGREEMENT

This FIRST AMENDMENT TO UNIT PURCHASE AGREEMENT (this “Amendment”), dated as of August 22, 2023, is entered into by and among (i) Dune Acquisition Corporation, a Delaware corporation (“SPAC”), (ii) Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of SPAC (“Holdings”), (iii) Global Hydrogen Energy LLC, a Delaware limited liability company (the “Company”), (v) William Bennett Nance, Jr., an individual (“Nance”), (vi) Sergio Martinez, an individual (“S. Martinez”) and (vii) Barbara Guay Martinez, an individual (“B. Martinez”, and together with Nance and S. Martinez, the “Sellers”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, on May 14, 2023, the parties hereto entered into the Unit Purchase Agreement (the “Purchase Agreement”).

WHEREAS, in accordance with Section 12.10 of the Purchase Agreement, the parties hereto desire to amend the terms of the Purchase Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as set forth below in this Section 1.

(a) The definition of “Company Equity Value” in Article I of the Purchase Agreement is amended and restated to read in its entirety as follows:

“Company Equity Value” means Forty Eight Million Dollars ($48,000,000).

Section 2. References to and Effect on the Purchase Agreement. Except as expressly amended by this Amendment, all of the terms, conditions and other provisions of the Purchase Agreement shall continue to be in full force and effect in accordance with their respective terms. No reference to this Amendment need be made in any instrument or document making reference to the Purchase Agreement, and any reference to the Purchase Agreement in any such instrument or document shall be deemed to refer to the Purchase Agreement as amended by this Amendment.

Section 3. Miscellaneous. All relevant provisions of Article XII (Miscellaneous) of the Purchase Agreement shall apply to this Amendment to the same extent as if set forth herein, mutatis mutandis.

[Signature Page(s) Follow]

Annex A-2-1

IN WITNESS WHEREOF, the Parties have hereunto caused this Unit Purchase Agreement to be duly executed as of the date hereof.

SPAC
DUNE ACQUISITION CORPORATION
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer
HOLDINGS
GLOBAL GAS HOLDINGS LLC
By:	Dune Acquisition Corporation
By:	Its Sole Member
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer

Signature Page to First Amendment to Purchase Agreement

Annex A-2-2

IN WITNESS WHEREOF, the Parties have hereunto caused this Unit Purchase Agreement to be duly executed as of the date hereof.

GLOBAL HYDROGEN ENERGY LLC
By:	/s/ William Nance
Name:	William Nance
Title:	CEO
SELLERS
By:	/s/ William Bennett Nance, Jr.
Name:	William Bennett Nance, Jr.
By:	/s/ Sergio Martinez
Name:	Sergio Martinez
By:	/s/ Barbara Guay Martinez
Name:	Barbara Guay Martinez

Signature Page to First Amendment to Purchase Agreement

Annex A-2-3

Annex B

SPONSOR AGREEMENT

This SPONSOR AGREEMENT (this “Agreement”), dated as of May 14, 2023, is made by and among Dune Acquisition Holdings LLC, a Delaware limited liability company (“Sponsor”), Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of SPAC (“Holdings”), Dune Acquisition Corporation, a Delaware corporation (“SPAC”), and Global Hydrogen Energy LLC, a Delaware limited liability company (the “Company”). Sponsor, Holdings, SPAC and the Company shall be referred to herein from time to time collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

RECITALS

WHEREAS, Holdings, SPAC, the Company, William Bennett Nance, Jr., an individual (“Nance”), Sergio Martinez, an individual (“S. Martinez”) and Barbara Guay Martinez, an individual (“B. Martinez”, and together with Nance and S. Martinez, the “Sellers”) are entering into a Unit Purchase Agreement (as amended, modified, supplemented or waived from time to time, the “Purchase Agreement”), a copy of which has been made available to Sponsor;

WHEREAS, as of the date hereof, Sponsor is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of 4,312,500 shares of SPAC Class B Common Stock and 4,850,000 SPAC Warrants, all of which are SPAC Private Placement Warrants;

WHEREAS, the Purchase Agreement contemplates that the Parties will enter into this Agreement concurrently therewith, pursuant to which, among other things, Sponsor will (a) vote in favor of approval of the Purchase Agreement and the transactions contemplated thereby and (b) agree to waive any adjustment to the conversion ratio set forth in the SPAC Organizational Documents with respect to the SPAC Class B Common Stock related to the issuance of SPAC Class A Common Stock; and

WHEREAS, as a condition to Holdings’, SPAC’s and the Company’s willingness to enter into the Purchase Agreement, and as an inducement and in consideration for Holdings, SPAC and the Company to enter into the Purchase Agreement, the Sponsor has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Binding Effect of Purchase Agreement. Sponsor hereby acknowledges that it has read the Purchase Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Sponsor agrees not to, directly or indirectly, take any action that would violate Section 8.03(b) (Exclusivity) as if Sponsor was deemed an original signatory to the Purchase Agreement with respect to such provisions. Sponsor agrees not to, directly or indirectly, take any action that would violate Section 8.05(b) (Confidentiality; Publicity) of the Transactions as if Sponsor was deemed an original signatory to the Purchase Agreement with respect to such provisions. Notwithstanding anything in this Agreement to the contrary, (a) Sponsor makes no agreement or understanding herein in any capacity other than in Sponsor’s capacity as a stockholder of the SPAC, and (b) nothing herein will be construed to limit or affect any action or inaction by an designee of Sponsor serving as a member of the board of directors of the SPAC acting in such person’s capacity as a director, officer, employee or fiduciary of the SPAC.

2. Registration Rights Agreement. At the Closing, Sponsor shall deliver to SPAC a duly executed copy of the Registration Rights Agreement.

3. Agreement to Vote. Sponsor hereby irrevocably and unconditionally agrees that from the date hereof until the earlier of (a) the Closing, and (b) the valid termination of the Purchase Agreement in accordance with Article X thereof or the termination of this Agreement, (i) to vote (or cause to be voted) or execute and deliver a written consent (or cause a written consent to be executed and delivered) at any meeting of the shareholders of SPAC, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of SPAC is sought (and appear at any such meeting, in person or by proxy, or otherwise cause all of such holder’s Subject SPAC Equity Securities to be counted as present thereat for purposes of establishing a

Annex B-1

quorum), all of Sponsor’s SPAC Common Stock and SPAC Warrants (together with any other Equity Securities of SPAC that Sponsor holds of record or beneficially as of the date of this Agreement or acquires record or beneficial ownership of after the date hereof, collectively, the “Subject SPAC Equity Securities”), regardless of whether or not the Transactions contemplated by the Purchase Agreement or of the following actions is recommended by the SPAC Board, (A) in favor of the SPAC Stockholder Matters (including, for the avoidance of doubt, any proposal to adjourn or postpone the applicable stockholder meeting to a later date if there are not sufficient votes for the approval of the SPAC Stockholder Matters or the closing condition in Section 9.01(c) of the Purchase Agreement has not been satisfied) and any other matters necessary or reasonably requested by SPAC or the Company for the consummation of the Transactions contemplated by the Purchase Agreement, (B) against any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by SPAC (other than the Purchase Agreement and the Transactions) or any Alternate Business Combination Proposal or any proposal relating to an Alternate Business Combination Proposal, (C) against any proposal in opposition to the approval of the Purchase Agreement or in competition with or inconsistent with the Purchase Agreement or the Transactions, (D) against any change in the business of SPAC or the SPAC Board (other than in connection with the SPAC Stockholder Matters), and (E) against any proposal, action or agreement that would (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Purchase Agreement or the Transactions, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of any SPAC Party under the Purchase Agreement, (3) result in any of the conditions set forth in Article IX of the Purchase Agreement not being fulfilled or (4) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, SPAC, (ii) not to redeem, elect to redeem or tender or submit any of its Subject SPAC Equity Securities for redemption in connection with the Purchase Agreement or the Transactions, (iii) not to commit or agree to take any action inconsistent with the foregoing, (iv) to comply with, and fully perform all of its obligations, covenants and agreements set forth in, that certain Letter Agreement, dated as of December 17, 2020, by and among SPAC, its officers, its directors and Sponsor (the “Voting Letter Agreement”), including the obligations of Sponsor pursuant to Section 1 therein not to redeem any shares of SPAC Common Stock owned by Sponsor in connection with the Transactions, (v) not to modify or amend any Contract between or among Sponsor and any Affiliate of Sponsor (other than SPAC or any of its Subsidiaries), on the one hand, and SPAC or any of SPAC’s Subsidiaries, on the other hand, related to the Transactions, including, for the avoidance of doubt, the Voting Letter Agreement, (vi) to comply with the transfer restrictions set forth in the Voting Letter Agreement irrespective of any release or waiver thereof, as if such transfer restrictions remain in effect until the valid termination of the Purchase Agreement in accordance with Article X thereof or the termination of this Agreement (regardless of any earlier termination of such transfer restrictions set forth in the Voting Letter Agreement), and (vii) if SPAC seeks to consummate an Alternate Business Combination Proposal by engaging in a tender offer, not to sell or tender any Subject SPAC Equity Securities in connection therewith.

4. No Transfer. Sponsor agrees that it shall not, directly or indirectly, during the period commencing on the date hereof and ending on the expiration of this Agreement pursuant to Section 9, (i) sell, assign, transfer (including by operation of Law), gift, pledge, dispose of or otherwise encumber any of the Subject SPAC Equity Securities or otherwise agree to do any of the foregoing, (ii) deposit any Subject SPAC Equity Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of Law) or other disposition of any Subject SPAC Equity Securities. Notwithstanding the foregoing, the Sponsor may transfer the Subject SPAC Equity Securities (a) to the SPAC’s officers or directors, any Affiliate or Immediate Family Member of any of the SPAC’s officers or directors, any Affiliate of the Sponsor or to any members of the Sponsor or any of their Affiliate; (b) in the case of an individual, by gift to an Immediate Family Member or to a trust, the beneficiary of which is such individual’s Immediate Family Member, an Affiliate of such individual or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; or (e) by private sales or transfers made in connection with any backstop arrangements, non-redemption agreements, or other financing arrangements made in compliance with the Purchase Agreement; provided that in the case of clauses (a) through (e), these permitted transferees must enter into a written agreement with SPAC and the Company agreeing to be bound by the terms of this Agreement applicable to Sponsor. For purposes of this Agreement, “Immediate Family Member” means any Person that is related by blood or current or former marriage or domestic partnership or adoption, in each case that is not more remote than a first cousin. Any action taken in violation of this Section 4 shall be null and void ab initio.

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5. Adjustments. In the event of any stock split, stock dividend or distribution, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of SPAC affecting Sponsor’s Subject SPAC Equity Securities, the terms of this Agreement shall apply to the resulting securities to the same extent as if such securities constituted the Subject SPAC Equity Securities owned by Sponsor as of the date hereof.

6. Waiver of Anti-dilution Protection. Sponsor hereby irrevocably and unconditionally (a) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Transactions that Sponsor may have with respect to the Subject Shares, subject to and conditioned upon, the occurrence of the Closing, to the fullest extent permitted by Law and the SPAC Organizational Documents and (b) agrees not to assert or perfect any rights to adjustment or other anti-dilution protections with respect to the rate that the SPAC Class B Common Stock held by it converts into SPAC Class A Common Stock pursuant to Section 4.3(b) of SPAC’s Certificate of Incorporation or any other adjustment or anti-dilution protections that arise in connection with the issuance of SPAC Class A Common Stock.

7. Representations and Warranties. Sponsor represents and warrants to Holdings, SPAC and the Company as follows:

(a) Sponsor is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within Sponsor’s limited liability company or corporate powers, as applicable, and have been duly authorized by all necessary limited liability company or corporate actions on the part of Sponsor, as applicable. This Agreement has been duly executed and delivered by Sponsor and, assuming due authorization, execution and delivery by the other Parties, this Agreement constitutes a legally valid and binding obligation of Sponsor, enforceable against Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) Sponsor is the record and beneficial owner (as defined in the Securities Act) of, and has good and marketable title to, all of Sponsor’s shares of SPAC Common Stock and SPAC Warrants, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares of SPAC Common Stock or SPAC Warrants (other than transfer restrictions under the Securities Act)) affecting any such shares of SPAC Common Stock or SPAC Warrants, other than Liens pursuant to (i) this Agreement, (ii) the SPAC Organizational Documents, (iii) the Purchase Agreement, (iv) the Voting Letter Agreement or (v) any applicable securities Laws. As of the date hereof, the Sponsor is the holder of record and the beneficial owner of 4,312,500 shares of SPAC Class B Common Stock and 4,850,000 SPAC Warrants, all of which are SPAC Private Placement Warrants, and such shares of SPAC Common Stock and SPAC Warrants are the only equity securities in SPAC owned of record or beneficially by Sponsor on the date of this Agreement. Other than the SPAC Warrants, Sponsor does not hold or own any rights to acquire (directly or indirectly) any equity securities of SPAC or any equity securities convertible into, or which can be exchanged for, equity securities of SPAC.

(c) Sponsor has full voting power with respect to all of the Subject SPAC Equity Securities and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all Subject SPAC Equity Securities. None of the Subject SPAC Equity Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement, arrangement or restriction of any kind or nature with respect to the voting of the Subject SPAC Equity Securities, except for the SPAC Organizational Documents and the Voting Letter Agreement.

(d) The execution and delivery of this Agreement by Sponsor does not, and the performance by Sponsor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of Sponsor, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any other Person, (iii) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on the Subject SPAC Equity Securities or (iv) violate any Law applicable to Sponsor or by which any of the Subject SPAC Equity Securities are bound, except, in the case of each of clauses (ii), (iii) and (iv), as would not reasonably be expected to materially impair Sponsor’s ability to perform its obligations hereunder.

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(e) There are no Actions pending against Sponsor or, to Sponsor’s knowledge, threatened against Sponsor, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Sponsor of its obligations under this Agreement.

(f) Except as described on Schedule 5.08 to the Purchase Agreement, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee, underwriting fee, deferred underwriting fee, commission or other similar payment in connection with the Transactions based upon arrangements made by Sponsor, for which SPAC or any of its Affiliates may become liable.

(g) Except as set forth in the SPAC’s Form 10-K/A for the fiscal year ended December 31, 2020 filed with the SEC on June 21, 2021, neither Sponsor nor, to the knowledge of Sponsor, any Person in which Sponsor has a direct or indirect legal, contractual or beneficial ownership of 5% or greater is party to, or has any rights with respect to or arising from, any Contract with SPAC or its Subsidiaries.

(h) Sponsor understands and acknowledges that each of SPAC and each Company Party is entering into the Purchase Agreement in reliance upon Sponsor’s execution, delivery and performance of this Agreement.

8. Indemnification.

(a) For a period of six (6) years after the Closing Date, SPAC will indemnify, exonerate and hold harmless the Sponsor from and against all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (“Indemnified Liabilities”) incurred by the Sponsor, on or after the date of this Agreement, arising out of any third party action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim directly relating to the transactions contemplated by the Purchase Agreement which names the Sponsor as a defendant (or co-defendant) arising from the Sponsor’s ownership of equity securities of SPAC, or its control or ability to influence SPAC; provided, that the foregoing shall not apply to (i) any Indemnified Liabilities to the extent arising out of any breach by the Sponsor of this Agreement or any other agreement between the Sponsor, on the one hand, and the SPAC or any of its Subsidiaries, on the other hand, or (ii) the willful misconduct, gross negligence or fraud of the Sponsor.

(b) Promptly after Sponsor believes that it has a claim for any Indemnified Liabilities, Sponsor shall notify SPAC and specify in such notice, in reasonable detail, the nature of the claim and an estimated computation of Indemnified Liabilities, as well as other material documents in possession of Sponsor with respect to such claim, provided, that any failure or delay by the Sponsor to notify SPAC shall not relieve SPAC from its obligations hereunder (except to the extent that SPAC has been actually and materially prejudiced by such failure to promptly notify). SPAC shall have full control of the defense of any claim with respect to the Indemnified Liabilities, including any compromise or settlement thereof; provided, that SPAC shall not consent to the entry of any order or enter into any settlement agreement without the prior written consent of Sponsor; provided, further, that such consent shall not be required if such order or settlement agreement contains a full and final release by the third party asserting the claim to Sponsor, and such order or settlement agreement does not contain any criminal liability or admission of guilt or impose any other non-monetary injunctive or equitable relief against Sponsor. Sponsor shall cooperate in the defense or prosecution of such claim, including by retaining and providing to SPAC all records and information which are reasonably relevant to such claim, making employees available to provide additional information and explanation of any materials provided hereunder and executing any documents necessary in connection with any settlement or order entered into in compliance with this Section 8(b).

(c) Sponsor shall have the right to employ separate counsel reasonably satisfactory to the SPAC to represent it in any such claim with respect to Indemnified Liabilities and to participate in the defense thereof, but the fees and expenses of any such separate counsel shall be at the expense of Sponsor; provided, that, the fees and expenses of any such separate counsel shall be at the expense of SPAC if (i) the claim seeks equitable relief against Sponsor; (ii) Sponsor shall have been advised by counsel in writing, with a copy delivered to SPAC, that the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, including a situation in which one or more legal defenses may be available to Sponsor that are inconsistent with, different from or in addition to those available to SPAC; or (iii) SPAC authorizes Sponsor in writing to employ separate counsel at SPAC’s expense.

Annex B-4

(d) Sponsor shall use its commercially reasonable efforts to assist SPAC in seeking insurance recoveries first in respect of any Indemnified Liabilities.

9. Termination. This Agreement shall automatically terminate, without any notice or other action by any Party, and be void ab initio upon the earlier of (a) the First Effective Time and (b) the valid termination of the Purchase Agreement in accordance with its terms. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) the termination of this Agreement shall not affect any liability on the part of any Party for Fraud (as defined in the Purchase Agreement), (ii) Sections 9 and 10 shall each survive the termination of this Agreement, and (iii) Sections 11 through 24 shall each survive the termination of this Agreement solely to the extent related to any surviving sections.

10. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) Sponsor makes no agreement or understanding herein in any capacity other than in Sponsor’s capacity as a record holder and beneficial owner of the Subject SPAC Equity Securities and (b) nothing herein will be construed to limit or affect any action or inaction expressly permitted under the Purchase Agreement by any representative of Sponsor in such representative’s capacity as a member of the board of directors (or other similar governing body) of any SPAC Party or as an officer, employee or fiduciary of any SPAC Party or an Affiliate of SPAC, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of such SPAC Party.

11. Further Assurances. From time to time, at Holding’s or the Company’s request and without further consideration, each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement.

12. No Legal Action. Sponsor shall not, and shall cause its Affiliates not to and shall direct its Representatives not to, bring, commence, institute, maintain, or prosecute any claim, appeal or proceeding which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, or (b) alleges that the execution and delivery of this Agreement by Sponsor breaches any duty that Sponsor has (or may be alleged to have) to SPAC or to the other stockholders of SPAC; provided that the foregoing shall not limit or restrict in any manner the rights of SPAC under the Purchase Agreement or of Sponsor to enforce the terms of this Agreement.

13. Waiver. Any provision of this Agreement may be waived if the waiver is set forth in an instrument in writing signed by the Party against whom the waiver is to be effective. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day); provided that the notice or other communication is sent to the address or email address set forth in Section 11.02 of the Purchase Agreement, and, if to a Sponsor, to Sponsor’s address or email address set forth on a signature page hereto, or to such other address or email address as a Party may hereafter specify for the purpose by notice to each other party hereto.

15. Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 15 shall be null and void, ab initio.

16. Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

17. Expenses. All fees and expenses incurred by a Party in connection herewith shall be paid by such Party, whether or not the Transactions are consummated, except as expressly provided otherwise herein or in the Purchase Agreement.

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18. Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

19. Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20. Entire Agreement. This Agreement constitutes the entire agreement among the Parties relating to the subject matter hereof and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the subject matter hereof exist between the Parties except as expressly set forth or referenced in this Agreement.

21. Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement.

22. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

23. Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement may be brought in federal and state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 23. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT.

24. Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing, shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations under this Agreement of or for any claim based on, arising out of, or related to this Agreement.

25. Enforcement of the Agreement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur if the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) Holdings, SPAC and the Company shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 9, this

Annex B-6

being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that neither of Holdings, SPAC nor the Company, in seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 24, shall be required to provide any bond or other security in connection with any such injunction.

[Signature Pages Follow]

Annex B-7

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

Dune Acquisition HoldingS LLC
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Manager
Global gas holdings LLC
By:	Dune Acquisition Corporation
By:	Its Sole Member
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer
DUNE Acquisition CorpORATION
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer

Signature Page to Sponsor Agreement

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

GLOBAL HYDROGEN ENERGY LLC
By:	/s/ William Bennett Nance, Jr.
Name:	William Bennett Nance, Jr.
Title:	Chief Executive Officer

Signature Page to Sponsor Agreement

Annex B-9

Annex C

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”) dated as of May 14, 2023, is entered into by and among Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of SPAC (“Holdings”), Dune Acquisition Corporation, a Delaware corporation (“SPAC”), Global Hydrogen Energy LLC, a Delaware limited liability company (the “Company”), and each of the Pre-Closing Holders set forth on Schedule A hereto (the “Supporting Holders”). Holdings, SPAC, the Company and the Supporting Holders shall be referred to herein from time to time collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

RECITALS

WHEREAS, Holdings, SPAC, the Company, William Bennett Nance, Jr., an individual (“Nance”), Sergio Martinez, an individual (“S. Martinez”) and Barbara Guay Martinez, an individual (“B. Martinez”, and together with Nance and S. Martinez, the “Sellers”), are entering into a Unit Purchase Agreement (as amended, modified, supplemented or waived from time to time, the “Purchase Agreement”), a copy of which has been made available to each Supporting Holder;

WHEREAS, as of the date hereof, each Supporting Holder is the record owner and “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of Company Units as are indicated opposite such Supporting Holder’s name on Schedule A (all such Company Units, together with any Company Units of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) and any other Company Units such Supporting Holder may hereafter acquire prior to the termination of this Agreement pursuant to Section 5.1 shall be referred to herein collectively as such Supporting Holder’s “Subject Units”); and

WHEREAS, as a condition to Holdings’, SPAC’s and the Company’s willingness to enter into the Purchase Agreement, and as an inducement and in consideration for Holdings, SPAC and the Company to enter into the Purchase Agreement, each Supporting Holder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
PURCHASE AGREEMENT

1.1  Binding Effect of Purchase Agreement. Each Supporting Holder hereby acknowledges that it has read the Purchase Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Supporting Holder agrees not to, directly or indirectly, take any action that would violate Section 8.03(a) (Exclusivity) of the Purchase Agreement (and any relevant definitions contained in any such Sections) as if such Supporting Holder was deemed an original signatory to the Purchase Agreement with respect to such provisions. Each Supporting Holder agrees not to, directly or indirectly, take any action that would violate Section 8.05(b) (Confidentiality; Publicity) of the Purchase Agreement (and any relevant definitions contained in any such Sections) as if such Supporting Holder was deemed an original signatory to the Purchase Agreement with respect to such provisions.

1.2  Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) each Supporting Holder makes no agreement or understanding herein in any capacity other than in such Supporting Holder’s capacity as a holder of the Subject Units, and not in such Supporting Holder’s capacity as a manager, officer or employee of the Company, and (b) nothing herein will be construed to limit or affect any action or inaction by such Supporting Holder serving as a member of the board of managers of the Company acting in such person’s capacity as a manager, officer, employee or fiduciary of the Company.
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ARTICLE II
REPRESENTATIONS AND WARRANTIES OF EACH SUPPORTING HOLDER

Each Supporting Holder on its own behalf represents and warrants to Holdings, SPAC and the Company, severally and not jointly, with respect to such Supporting Holder’s ownership of its Subject Units set forth on Schedule A hereto that:

2.1  Authorization; Binding Agreement.

(a)  Such Supporting Holder, if not a natural person, is duly organized, validly existing and in good standing (where such concept is recognized) under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted and has all requisite power and authority and has taken all action necessary to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Such Supporting Holder, if a natural person, has full legal capacity and power, right and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)  This Agreement has been duly and validly executed and delivered by such Supporting Holder and, assuming the due authorization, execution and delivery by Holdings, SPAC and the Company, constitutes a legal, valid and binding obligation of such Supporting Holder, enforceable against such Supporting Holder in accordance with its terms, except that such enforceability (a) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability affecting or relating to creditors’ rights generally and (b) is subject to general principles of equity (the “Enforceability Limitations”).

2.2  Non-Contravention. Neither the execution and delivery of this Agreement by such Supporting Holder nor performance by such Supporting Holder of the obligations herein nor the compliance by such Supporting Holder with any provisions herein will (a) violate the certificate or articles of incorporation, bylaws or other governing documents of such Supporting Holder (if the Supporting Holder is not a natural person), (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any other Person on the part of such Supporting Holder, except as provided in the Organizational Documents of the Company, (c) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on the Subject Units, other than any Permitted Encumbrance (as defined below), or (d) violate any Law applicable to such Supporting Holder or by which any of such Supporting Holder’s Subject Units are bound, except, in the case of each of clauses (b), (c) and (d), as would not reasonably be expected to materially impair such Supporting Holder’s ability to perform its obligations hereunder.

2.3  Ownership of Company Units; Total Company Units. As of the date hereof, such Supporting Holder is the record and beneficial owner of all of such Supporting Holder’s Subject Units and has good and marketable title to all of such Supporting Holder’s Subject Units, free and clear of any Liens, except for any such Lien that may be imposed pursuant to (i) this Agreement, (ii) any Lockup Agreement entered into by and between such Supporting Holder, Holdings, SPAC and the Company, (iii) any applicable restrictions on transfer under applicable securities Laws and (iv) the Organizational Documents of the Company (collectively, “Permitted Encumbrances”). As of the date hereof, the Subject Units listed on Schedule A opposite such Supporting Holder’s name (collectively, the “Securities”) constitute all of the Company Units, and any other Equity Securities of the Company owned of record or beneficially owned by such Supporting Holder, and such Supporting Holder does not beneficially own or have the power to vote any other Equity Securities of the Company.

2.4  Reliance. Such Supporting Holder understands and acknowledges that each of Holdings, SPAC and the Company is entering into the Purchase Agreement in reliance upon such Supporting Holder’s execution, delivery and performance of this Agreement.

2.5  Brokers. Other than as expressly contemplated by the Purchase Agreement or the disclosure schedules thereto, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Supporting Holder (in their capacities as such) for which the Company or any of its Affiliates may become liable.

2.6  Investment. Such Supporting Stockholder is an “accredited investor,” as such term is defined in Regulation D of Securities Act and will acquire its portion of the Consideration for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act and the rules and regulations thereunder, any state blue sky Laws or any other securities Laws.

Annex C-2

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SPAC

Each of SPAC and Holdings represents and warrants to each Supporting Holder and the Company that:

3.1  Organization and Qualification. Each of SPAC and Holdings is duly organized, validly existing and in good standing under the Laws of the State of Delaware.

3.2  Authority for this Agreement. Each of SPAC and Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to comply with any provisions herein. The execution and delivery of this Agreement by SPAC and Holdings has been duly and validly authorized by all necessary corporate action on the part of SPAC and Holdings, as applicable, and no other corporate proceedings on the part of SPAC or Holdings, as applicable, are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by SPAC and Holdings and, assuming the due authorization, execution and delivery by the Supporting Holders, constitutes a legal, valid and binding obligation of each of Holdings and SPAC, enforceable against SPAC and Holdings, in accordance with its terms, subject to the Enforceability Limitations.

ARTICLE IV
ADDITIONAL COVENANTS OF THE SUPPORTING HOLDERS

Each Supporting Holder hereby covenants and agrees that:

4.1  No Transfer; No Inconsistent Arrangements.

(a)  Subject to Section 4.1(b), each Supporting Holder agrees that it shall not, directly or indirectly, during the period (the “Interim Period”) commencing on the date hereof and ending on the Expiration Time, (i) sell, assign, transfer (including by operation of Law), gift, pledge, dispose of or otherwise encumber any of the Subject Units or otherwise agree to do any of the foregoing, (ii) deposit any Subject Units into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of Law) or other disposition of any Subject Units. Any action taken in violation of the foregoing sentence shall be null and void ab initio.

(b)  Section 4.1(a) shall not prohibit a transfer of Subject Units by a Supporting Holder made: (i) in the case of a Supporting Holder that is an individual, (A) by gift to a member of one of such Supporting Holder’s Immediate Family Member, an estate planning vehicle or to a trust, the beneficiary of which is a member of such Supporting Holder’s Immediate Family Member, an affiliate of such person or to a charitable organization, (B) by virtue of laws of descent and distribution upon death of such Supporting Holder or (C) pursuant to a qualified domestic relations order; (ii) by pro rata distributions from such Supporting Holder to its members, partners, or shareholders pursuant to such Supporting Holder’s organizational documents; (iii) by virtue of applicable law or such Supporting Holder’s organizational documents upon liquidation or dissolution of such Supporting Holder; (iv) to any employees, officers, managers or members of the Supporting Holder or any Affiliates of the Supporting Holder, (v) to any other Supporting Holder or (vi) with the prior written consent of SPAC (such consent to be provided in SPAC’s sole discretion); provided, however, that a transfer referred to in this sentence shall be permitted only if, in the case of the foregoing clauses (i) through (iv), as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to SPAC, to be bound by all of the terms of this Agreement. For purposes of this Agreement, “Immediate Family Member” means any Person that is related by blood or current or former marriage or domestic partnership or adoption, in each case that is not more remote than a first cousin.

4.2  No Legal Action. Each Supporting Holder shall not, and shall cause its Affiliates not to and shall direct its Representatives not to, bring, commence, institute, maintain, or prosecute any claim, appeal or proceeding which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, or (b) alleges that the execution and delivery of this Agreement by such Supporting Holder breaches any duty that such Supporting Holder has (or may be alleged to have) to the Company or to the other holders of Subject Units; provided that the foregoing shall not limit or restrict in any manner the rights of the Company under the Purchase Agreement or otherwise or the rights of a Supporting Holder to enforce the terms of this Agreement. Each Supporting Holder hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the Transactions that such Supporting Holder may have with respect to the Subject Units under applicable Law.

Annex C-3

4.3  Cooperation. Each Supporting Holder shall provide any information reasonably requested by Holdings, SPAC or the Company reasonably necessary for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

4.4  Adjustments. In the event of any equity interest split, stock dividend or distribution, merger, reorganization, recapitalization, reclassification, combination, exchange of membership interests or the like of the equity interests of the Company affecting a Supporting Holder’s Subject Units, the terms of this Agreement shall apply to the resulting securities to the same extent as if such securities constituted the Subject Units owned by such Supporting Holder as of the date hereof.

4.5  Registration Rights Agreement. Each Supporting Holder will deliver, substantially simultaneously with the Effective Time, a duly executed copy of the Registration Rights Agreement.

4.6  Further Assurances. Each Supporting Holder agrees that if any further agreements, deeds, assignments, assurances or other instruments are reasonably necessary to effectuate the covenants in this Agreement, such Supporting Holder shall, upon reasonable written request of such Supporting Holder by Holdings and SPAC and at SPAC’s cost and expense, execute and deliver all such proper agreements, deeds, assignments, assurances and other instruments and take other reasonable action as permissible to do all other things reasonably necessary to effectuate the covenants in this Agreement and otherwise to carry out the purposes of this Agreement.

4.7  Waiver and Release of Claims. Each Supporting Holder covenants and agrees, severally with respect to such Supporting Holder only and not with respect to any other Supporting Holder, as follows:

(a)  Effective upon the Closing, in consideration for the undersigned Supporting Holder’s portion of the Consideration, such Supporting Holder, on behalf of himself, herself or itself, and his, her or its Affiliates and equityholders (if the Supporting Holder is an entity) and each of their respective successors and assigns, hereby fully, unconditionally and irrevocably waives, releases, acquits and forever discharges the SPAC Parties and the Company, and each Subsidiary and Affiliate of the foregoing and their respective Representatives and equityholders, and each of their respective successors and assigns (collectively, “Released Parties”) from any claims, suits, demands, debts, accounts, covenants, contracts, arrangements, promises, obligations, damages, judgments, debts, dues, or liabilities of any kind, actions, and causes of action of every kind and nature, or otherwise (including claims for damages, costs, expenses, and attorneys’, brokers’ and accountants’ fees and expenses), in law or equity (“Action”), which the Supporting Holder has or may have against any Released Party, whether known or unknown, suspected or unsuspected, accrued or fixed, absolute or contingent, matured or unmatured, determined or determinable, and that now exist or may hereafter exist (collectively, “Claims”) solely to the extent such Claims arise or relate to any inaccuracy or miscalculation in the portion of the Consideration received by such Supporting Holder in connection with the Closing (collectively, the “Released Claims”). The Supporting Holder shall refrain from directly or indirectly asserting any claim or commencing (or causing to be commenced) any Action of any kind before any Governmental Authority against any Released Party based upon any Released Claim. The release contained herein is effective without regard to the legal nature of the claims raised and without regard to whether any such claims are based upon tort, equity, law, implied or express contract, discrimination of any sort or any other grounds. To the extent permitted by applicable Law, the undersigned Supporting Holder expressly waives the benefit of any Law, which, if applied to the release set forth herein, would otherwise exclude from its binding effect any claim not known on the date hereof to exist.

(b)  The Supporting Holder represents and acknowledges that: (i) he, she or it has read this release and understands its terms and has been given an opportunity to ask questions of the Company’s Representatives and (ii) in signing this release he, she or it does not rely, and has not relied, on any representation or statement not set forth in this release made by any Representative of the Company or anyone else with regard to the subject matter, basis or effect of this release or otherwise. The Supporting Holder further represents and acknowledges that he, she or it may hereafter discover facts in addition to or different from those which the he, she or it now knows or believes to be true with respect to the subject matter herein, and that he, she or it may hereafter come to have a different understanding of the Law that may apply to potential claims which the undersigned is releasing hereunder, but the undersigned affirms that, except as is otherwise specifically provided above, it is his, her or its intention to fully, finally and forever settle and release any and all Released Claims. In furtherance of this intention, the Supporting Holder acknowledges that the releases contained herein shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional facts or different understandings of Law.

Annex C-4

(c)  The Supporting Holder acknowledges that he, she or it may execute, and may have executed, additional releases in connection with the Transactions, and for the avoidance of doubt, the Supporting Holder will be bound by each release to which he, she or it is a party and such releases will be cumulative and not exclusive to one another.

4.8  Guaranty.

(a)  The Supporting Holders, on a joint and several basis, hereby unconditionally and irrevocably guarantee to SPAC the due and punctual payment of the payment obligations of the Company under Section 11.03 of the Purchase Agreement, as they may be amended, changed, replaced or otherwise modified from time to time, including by providing any necessary funds to the Company to allow it to fulfill its obligations under the Purchase Agreement at the Closing, and undertakes to perform all such payment obligations to the extent that the Company fails to do so (the “Guaranteed Obligations”), which payment obligations shall be (i) payable in cash, or (ii) by transfer of 50% of the fully diluted Equity Securities of the Company, free and clear of all Liens (other than restrictions on transfer generally arising under applicable federal and state securities laws) (in such amounts of Equity Securities of the Company by each Supporting Holder as determined by the Supporting Holders). In the event that the Supporting Holders satisfies the Guaranteed Obligations by transfer of the Company’s Equity Securities, each Supporting Holder shall (A) provide customary representations, warranties, covenants and indemnities in respect of such transfer, (B) enter into customary shareholders’ arrangements with SPAC, and (C) shall take all actions necessary, proper or advisable in connection with the transfer of the Company’s Equity Securities as are reasonably requested by SPAC. Without limiting the generality of the foregoing, each Supporting Holder unconditionally and irrevocably guarantees, covenants and agrees to be jointly and severally liable with the Company for the due and punctual performance of each of the Guaranteed Obligations.

(b)  In the event that any payment to SPAC in respect of the Guaranteed Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Supporting Holders shall remain liable hereunder with respect to the Guaranteed Obligations as if such payment had not been made. The covenants in this Section 4.8 are an unconditional guarantee of payment and not of collection. In furtherance of the foregoing, the Supporting Holders acknowledge that their liability hereunder shall extend to the full amount of the Guaranteed Obligations, and that SPAC may, in its sole discretion, bring and prosecute a separate action or actions against the Supporting Holders to enforce this Section 4.8 for such amount, regardless of whether any action is brought against the Supporting Holders or the Company or whether the Supporting Holders or the Company is joined in any such action.

(c)  The Supporting Holders agree that the Guaranteed Obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (i) the failure or delay of SPAC to assert any claim or demand or to enforce any right or remedy against the Company interested in the transactions contemplated by the Purchase Agreement or this Agreement; (ii) any change in the time, place or manner of payment of the Guaranteed Obligations, or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Purchase Agreement (other than amendments to the Guaranteed Obligations) made in accordance with the terms thereof or any agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations; (iii) the addition, substitution or release of any Person now or hereafter liable with respect to the Guaranteed Obligations, to or from Section 4.8, the Purchase Agreement; (iv) any change in the corporate existence, structure or ownership of the Company or any other Person now or hereafter liable with respect to the Guaranteed Obligations; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any other Person now or hereafter liable with respect to the Guaranteed Obligations; (vi) the existence of any claim, set-off or other right which the Supporting Holders may have at any time against the Company, or the SPAC Parties, whether in connection with the Guaranteed Obligations or otherwise; (vii) the adequacy of any other means SPAC may have of obtaining payment of the Guaranteed Obligations; (viii) any change in the Law of any jurisdiction; (ix) the value, genuineness, validity, regularity, illegality or enforceability of the Purchase Agreement or this Agreement; or (x) any other act or omission that might in any manner or to any extent vary the risk of the Supporting Holders or otherwise operate as a release or discharge of the Supporting Holders. For avoidance of doubt, upon the payment of cash or transfer of Equity Securities in accordance with Section 4.8(a), the Guaranteed Obligation shall be deemed paid in full and the Supporting Holders shall have no further obligations pursuant to this Agreement (including with respect to the Termination Fee).

Annex C-5

(d)  The Supporting Holders irrevocably and absolutely waive any and all right of subrogation, contribution, indemnification, reimbursement or similar rights against the Company with respect to the guaranty provided in this Section 4.8, whether such rights arise under an express or implied Contract or by operation of Law, it being the intention of the Supporting Holders and SPAC that the Supporting Holders shall not be deemed to be a “creditor” (as defined in Section 101 of the U.S. Bankruptcy Code or any other applicable Law) of the Company by reason of the existence of the Purchase Agreement or this Agreement in the event that the Company becomes a debtor in any proceeding under applicable Law. In addition, the Supporting Holders will not exercise any rights which it may acquire by way of subrogation under this guaranty by any payment made hereunder or otherwise, until all of the Guaranteed Obligations shall have indefeasibly been paid or performed in full. If any amount shall be paid to the Supporting Holders on account of such subrogation rights at any time when all the Guaranteed Obligations shall not have been indefeasibly paid or performed in full, such amount shall be held in trust for the benefit of SPAC and shall forthwith be paid to SPAC and applied to such liabilities and obligations, whether matured or unmatured.

(e)  The covenants in this Section 4.8 shall remain in full force and effect until the payment of the Guaranteed Obligations to SPAC or the covenants in this Section 4.8 are terminated because (i) the Closing is consummated, (ii) the Purchase Agreement is validly terminated in accordance with its terms (other than a termination of the Purchase Agreement in any circumstance in which the Company Termination Fee is payable), or (iii) SPAC receives consideration for the Guaranteed Obligation as described in Section 4.8(a) with respect to the Guaranteed Obligations. All obligations to which this Section 4.8 shall apply or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

ARTICLE V
MISCELLANEOUS

5.1  Termination. This Agreement, the covenants and agreements contained herein and any proxy granted hereunder shall terminate automatically with respect to a Supporting Holder, without any notice or other action by any person, upon the first to occur of (a) the First Effective Time, (b) the valid termination of the Purchase Agreement in accordance with its terms and (c) a written agreement of Holdings, SPAC, the Company and such Supporting Holder (the “Expiration Time”). Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that the provisions of Section 4.8 and this Article V shall survive any termination of this Agreement.

5.2  Waiver. Any provision of this Agreement may be waived if the waiver is set forth in an instrument in writing signed by the Party against whom the waiver is to be effective. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

5.3  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day); provided that the notice or other communication is sent to the address or email address set forth in Section 11.02 of the Purchase Agreement, and, if to a Supporting Holder, to such Supporting Holder’s address or email address set forth on a signature page hereto, or to such other address or email address as a Party may hereafter specify for the purpose by notice to each other party hereto.

5.4  Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 5.4 shall be null and void, ab initio.

5.5  Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

5.6  Expenses. All fees and expenses incurred by a Party in connection herewith shall be paid by such Party, whether or not the Transactions is consummated, except as expressly provided otherwise herein or in the Purchase Agreement.

Annex C-6

5.7  Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

5.8  Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.9  Entire Agreement. This Agreement, together with Schedule A, constitutes the entire agreement among the Parties relating to the subject matter hereof and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the subject matter hereof exist between the Parties except as expressly set forth or referenced in this Agreement.

5.10  Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement.

5.11  Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

5.12  Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement may be brought in federal and state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 5.12. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT.

5.13  Enforcement of the Agreement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur if the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) Holdings, SPAC and the Company shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 5.1, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that neither of Holdings, SPAC nor the Company, in seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.13, shall be required to provide any bond or other security in connection with any such injunction.

Annex C-7

5.14  Supporting Holder Obligation Several and Not Joint. The obligations of each Supporting Holder hereunder shall be several and not joint and several, and no Supporting Holder shall be liable for any breach of the terms of this Agreement by any other Supporting Holder.

[Signature Pages Follow.]

Annex C-8

The parties are executing this Agreement on the date set forth in the introductory clause above.

GLOBAL GAS HOLDINGS LLC
By:	Dune Acquisition Corporation
By:	Its Sole Member
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer
DUNE Acquisition CorpORATION
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer

Signature page to Member Support Agreement

Annex C-9

The parties are executing this Agreement on the date set forth in the introductory clause above.

GLOBAL HYDROGEN ENERGY LLC
By:	/s/ William Bennett Nance, Jr.
Name:	William Bennett Nance, Jr.
Title:	Chief Executive Officer
WILLIAM BENNETT NANCE, JR.
By:	/s/ William Bennett Nance, Jr.
	Address:	99 Wall St., Ste. 436 New York, New York 10005
SERGIO MARTINEZ
By:	/s/ Sergio Martinez
	Address:	99 Wall St., Ste. 436 New York, New York 10005
BARBARA GUAY MARTINEZ
By:	/s/ Barbara Guay Martinez
	Address:	99 Wall St., Ste. 436 New York, New York 10005

Signature page to Member Support Agreement

Annex C-10

Schedule A

Name of Supporting Holder	Company Units
William Bennett Nance, Jr.	80.0%
Sergio Martinez	10.0%
Barbara Guay Martinez	10.0%
Total	100.0%

Annex C-11

Annex D

LOCKUP AGREEMENT

This LOCKUP AGREEMENT (this “Agreement”) dated as of May 14, 2023, is entered into by and among Dune Acquisition Corporation, a Delaware corporation (“Company”), Dune Acquisition Holdings LLC, a Delaware limited liability company (“Sponsor”), and each of the parties identified on the signature pages hereto and the other Persons who enter into a joinder to this Agreement substantially in the form of Exhibit A hereto (a “Joinder”) pursuant to Section 2.2 in order to become a “Seller Party” for purposes of this Agreement (collectively, the “Seller Parties”). Company, Sponsor and the Seller Parties shall be referred to herein from time to time collectively as the “Parties.”

RECITALS

WHEREAS, Company, Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Company (“Holdings”), William Bennett Nance, Jr., an individual (“Nance”), Sergio Martinez, an individual (“S. Martinez”) and Barbara Guay Martinez, an individual (“B. Martinez”, and together with Nance and S. Martinez, the “Sellers”) and Global Hydrogen Energy LLC, a Delaware limited liability company (“GHE”) are entering into an Unit Purchase Agreement (as amended, modified, supplemented or waived from time to time, the “Purchase Agreement”), a copy of which has been made available to each Seller Party;

WHEREAS, the Seller Parties own equity interests in the GHE, and will, following the Transactions, own equity interests in Company; and

WHEREAS, in connection with the Transactions and as inducement for GHE and Company to enter into the Purchase Agreement, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in Company.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. The following terms have the following meanings when used herein with initial capital letters:

“Immediate Family Member” means, with respect to any natural person, any Person that is related by blood or current or former marriage or domestic partnership or adoption, in each case that is not more remote than a first cousin.

“Lock-up Period” has the meaning set forth in Section 2.1(a).

“Lock-up Shares” means with respect to Sponsor, any Seller Party and their respective Permitted Transferees, the shares of SPAC Common Stock held by such Person immediately following the closing of the Transactions.

“Lock-up Shares Period” means the period beginning on the Closing Date and ending on the earlier of (A) twelve (12) months after (and excluding) the Closing Date and (B) subsequent to the Closing Date, the date on which Company completes a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of the outstanding shares of SPAC Common Stock being converted into cash, securities or other property.

“Lock-up Warrants” means with respect to Sponsor, any Seller Party and their respective Permitted Transferees, (A) the Company Warrants held by such Person immediately following the closing of the Transactions and (B) the shares of SPAC Common Stock issuable to such Person upon the exercise of the Company Warrants.

“Lock-up Warrants Period” means the period beginning on the Closing Date and ending on later of 30 days after (and excluding) the Closing Date.

“Permitted Transferees” means, prior to the expiration of the Applicable Lock-up Period, any Person to whom such Seller Party or any other Permitted Transferee of such Seller Party is permitted to transfer such shares of SPAC Common Stock pursuant to Section 2.1(b).

Annex D-1

“Transfer” means the (A) sale of, offer to sell, contract or agreement to sell, hypothecation or pledge of, grant of any option to purchase or otherwise dispose of or agreement to dispose of, in each case, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (B) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

ARTICLE II
LOCKUP

2.1 Lockup.

(a) Subject to the exclusions in Section 2.1(b), Sponsor and each Seller Party agrees that it, he or she shall not Transfer (i) any Lock-up Shares until the end of the Lock-Up Shares Period, and (ii) any Lock-up Warrants until the end of the Lock-up Warrants Period (collectively, the “Lock-up Period”). For avoidance of doubt, the occurrence of any event listed in subsection (B) in the definition of Lock-Up Shares Period shall terminate this Agreement as of the closing of such event, and all SPAC Common Stock restricted pursuant to this Agreement shall be released from all restrictions set forth herein.

(b) Notwithstanding Section 2.1(a) above, Sponsor and each Seller Party or any of their respective Permitted Transferees may Transfer any Lock-up Shares it holds during the applicable Lock-up Period: (i) to other Seller Parties or any direct or indirect partners, members or equity holders of such Seller Party, any Affiliate of such Seller Party or any related investment funds or vehicles controlled or managed by such Seller Party or its Affiliates; (ii) by bona fide gift or gifts, including to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of such Seller Party or the Immediate Family Member of such Seller Party; (v) to any Immediate Family Member or other dependent; (vi) to a nominee or custodian of a person to whom a disposition or transfer would be permissible under clauses (ii) through (v) above; (vii) by operation of law or pursuant to an order or decree of a Governmental Authority, including any qualified domestic relations order, divorce, decree or separation agreement; (viii) in the case of a trust, the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust; (ix) to Company or one of its Subsidiaries upon death, disability or termination of employment, in each case, of such holder; (x) pursuant to a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of Company’s equityholders having the right to exchange their shares of SPAC Common Stock for cash, securities or other property (including negotiating and entering into an agreement providing for any such transaction); provided, however, that in the event that such transaction is not completed, such Sponsor or Seller Party’s Lock-up Shares shall remain subject to the provisions of this Section 2.1; (xi) to Company, (1) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option to purchase shares granted by Company pursuant to any employee benefit plans or arrangements which are set to expire during the applicable Lock-up Period, where any shares received by such Seller Party upon any such exercise will be subject to the terms of this Section 2.1, or (2) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option to purchase shares or the vesting of any restricted stock awards granted by Company pursuant to employee benefit plans or arrangements which are set to expire or automatically vest during the applicable Lock-up Period, in each case on a “cashless” or “net exercise” basis, where any shares received by Sponsor or such Seller Party upon any such exercise or vesting will be subject to the terms of this Section 2.1; or (xii) in any transaction relating to SPAC Common Stock acquired by such Seller Party or Sponsor in open market transactions; or (xiii) with the prior written consent of Company; provided, that:

(i) in the case of each transfer or distribution pursuant to clauses (i) through (viii) above, (a) each Permitted Transferee agrees to be bound in writing by the restrictions set forth in this Section 2.1; and (b) any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor; and

(ii) in the case of each transfer or distribution pursuant to clauses (ii) through (viii) above, if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of shares shall be required or shall be voluntarily made during the applicable Lock-up Period (x) such Seller Party or Sponsor shall provide Company prior written notice informing them of such report or filing and (y) such report or filing shall disclose that such Permitted Transferee agrees to be bound in writing by the restrictions set forth herein.

Annex D-2

(c) Sponsor and each Seller Party shall be permitted to enter into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act during the applicable Lock-up Period so long as no Transfers of such Seller Party’s shares of SPAC Common Stock in contravention of this Section 2.1 are effected prior to the expiration of the applicable Lock-up Period.

(d) Sponsor and each Seller Party also agrees and consents to the entry of stop transfer instructions with Company’s transfer agent and registrar against the transfer of any Lock-up Shares except in compliance with the foregoing restrictions and to the addition of a legend to such Seller Party’s Lock-up Shares describing the foregoing restrictions (that Company will make best efforts to remove from the certificates evidencing the Lock-up Shares promptly upon the expiration of the applicable Lock-up Period).

(e) For the avoidance of doubt, Sponsor and each Seller Party shall retain all of its rights as a stockholder of Company with respect to the Lock-up Shares during the applicable Lock-up Period, including the right to vote any Lock-up Shares.

2.2 Company Directors. Company and Sponsor shall cause each of the directors nominees to the Company Board designated by Company pursuant to Section 8.05 of the Purchase Agreement to enter into a Joinder prior to the Closing in order to become a “Seller Party” for purposes of this Agreement.

ARTICLE III
MISCELLANEOUS

3.1 Termination. This Agreement shall be binding upon Sponsor and each Seller upon Sponsor’s or such Seller’s execution and delivery of this Agreement, but this Agreement shall only become effective immediately following the Closing (including after the settlement of any backstop arrangements, non-redemption agreements, or other financing arrangements made in compliance with the Purchase Agreement). Notwithstanding anything to the contrary contained herein, in the event that the Purchase Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect and obligations of certain of the parties under the Prior Letter Agreement (as defined below) shall survive pursuant to the terms of the Prior Letter Agreement.

3.2 Waiver. Any provision of this Agreement may be waived if the waiver is set forth in an instrument in writing signed by the Party against whom the waiver is to be effective. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

3.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day); provided that the notice or other communication is sent to the address or email address set forth in Section 12.02 of the Purchase Agreement, and, if to a Seller Party or Sponsor, to such Seller Party’s or Sponsor’s address or email address set forth on a signature page hereto, or to such other address or email address as a Party may hereafter specify for the purpose by notice to each other party hereto.

3.4 Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 3.4 shall be null and void, ab initio.

3.5 Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

3.6 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Annex D-3

3.7 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.8 Entire Agreement. This Agreement, together with Exhibit A, constitutes the entire agreement among the Parties relating to the subject matter hereof and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the subject matter hereof (including, for the avoidance of doubt, that certain Letter Agreement, dated December 17, 2020, by and among Company, its executive officers, its directors and Sponsor (the “Prior Letter Agreement”). No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the subject matter hereof exist between the Parties except as expressly set forth or referenced in this Agreement.

3.9 Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement.

3.10 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

3.11 Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement may be brought in federal and state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 3.11. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT

3.12 Enforcement of the Agreement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur if the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) Company shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that Company, in seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 3.12, shall not be required to provide any bond or other security in connection with any such injunction.

3.13 Sponsor and Seller Party Obligation Several and Not Joint. The obligations of Sponsor and each Seller Party hereunder shall be several and not joint and several, and neither Sponsor nor any Seller Party shall be liable for any breach of the terms of this Agreement by any other Party hereto.

[Remainder of Page Intentionally Left Blank]

Annex D-4

IN WITNESS WHEREOF, the parties hereto have executed this Lockup Agreement on the day and year first above written.

DUNE Acquisition CorpORATION
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Chief Executive Officer
DUNE ACQUISITION HOLDINGS LLC
By:	/s/ Carter Glatt
Name:	Carter Glatt
Title:	Manager

[Signature Page to Lock-up Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Lockup Agreement on the day and year first above written.

WILLIAM BENNETT NANCE, JR.
By:	/s/ William Bennett Nance, Jr.
	Address:	99 Wall St., Ste. 436
New York, New York 10005
SERGIO MARTINEZ
By:	/s/ Sergio Martinez
	Address:	99 Wall St., Ste. 436
New York, New York 10005
BARBARA GUAY MARTINEZ
By:	/s/ Barbara Guay Martinez
	Address:	99 Wall St., Ste. 436
New York, New York 10005

[Signature Page to Lock-up Agreement]

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Exhibit A

FORM OF JOINDER TO LOCKUP AGREEMENT

[______], 20__

Reference is made to the Lockup Agreement, dated as of [•], 2023, by and among Dune Acquisition Corporation, a Delaware corporation (“Company”), Dune Acquisition Holdings LLC, a Delaware limited liability company (“Sponsor”) and the other Seller Parties (as defined therein) from time to time party thereto (as amended from time to time, the “Lockup Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lockup Agreement.

Company and the undersigned holder of the equity interests of Company (each, a “New Seller Party”) agrees that this Joinder to the Lockup Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

The undersigned New Seller Party hereby agrees to and does become party to the Lockup Agreement as a Seller Party. This Joinder shall serve as a counterpart signature page to the Lockup Agreement and by executing below each undersigned New Seller Party is deemed to have executed the Lockup Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank.]

Annex D-7

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW SELLER PARTY]
By:
Name:
Title
DUNE Acquisition Corporation
By:
Name:
Title:

[Signature Page to Joinder to Lock-up Agreement]

Annex D-8

Annex E

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DUNE ACQUISITION CORPORATION

[•], 2023

Dune Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is “Dune Acquisition Corporation”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 18, 2020 (the “Original Certificate”). The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on December 17, 2020 (the “First Amended and Restated Certificate”).

2. This Second Amended and Restated Certificate of Incorporation (this “Second Amended and Restated Certificate of Incorporation”), which both restates and amends the provisions of the Original Certificate, was duly adopted in accordance with Sections 211, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Second Amended and Restated Certificate of Incorporation restates, integrates, and amends the provisions of the First Amended and Restated Certificate. Certain capitalized terms used in this Second Amended and Restated Certificate of Incorporation are defined where appropriate herein.

4. This Second Amended and Restated Certificate of Incorporation shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of the First Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the Corporation is Global Gas Corporation.

ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III
PURPOSE AND DURATION

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL. The Corporation is to have a perpetual existence.

ARTICLE IV
CAPITAL STOCK

Section 1. The total number of shares of all classes of stock, each with a par value of $0.0001 per share, that the Corporation shall have authority to issue is (i) 401,000,000 shares, par value $0.0001 per share (the “Common Stock”), consisting of: (a) 380,000,000 shares of Class A common stock (“Class A Common Stock”), and (b) 20,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (ii) 1,000,000 shares of preferred stock (“Preferred Stock”).

Section 2. The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in

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the election of directors, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of the Certificate of Designation (as defined below) relating to any such series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 3 of this Article IV.

Section 3. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby authorized to provide from time to time by resolution or resolutions for the creation and issuance, out of the authorized and unissued shares of Preferred Stock, of one or more series of Preferred Stock by filing a certificate (a “Certificate of Designation”) pursuant to the DGCL, setting forth such resolution and, with respect to each such series, establishing the designation of such series and the number of shares to be included in such series and fixing the voting powers (full or limited, or no voting power), preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of each such series, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. The powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock may be different from those of any and all other series at any time outstanding. Except as otherwise expressly provided in this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock), no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock so authorized in accordance with this Second Amended and Restated Certificate of Incorporation. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) or pursuant to the DGCL. Unless otherwise provided in the Certificate of Designation establishing a series of Preferred Stock, the Board may, by resolution or resolutions, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series and, if the number of shares of such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4. Except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation), (i) the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation, (ii) the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote and (iii) at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any amendment to any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation) or the DGCL.

Section 5. Except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation), the holders of shares of Class A Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions. Other than in connection with

Annex E-2

a dividend declared by the Board in connection with a “poison pill” or similar stockholder rights plan, dividends shall not be declared or paid on the Class B Common Stock and the holders of shares of Class B Common Stock shall have no right to receive dividends in respect of such shares of Class B Common Stock.

Section 6. Except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation), in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Class A Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock held by them. The holders of Class B Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation. A dissolution, liquidation or winding-up of the Corporation, as such terms are used in this Section 6 of this Article IV, shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

Section 7. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

Section 8. Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, split, consolidated, reclassified, or otherwise changed unless contemporaneously therewith the other class of Common Stock and the Common Units (as defined below) are subdivided, consolidated, reclassified, or otherwise changed in the same proportion and in the same manner.

Section 9. Shares of Class B Common Stock shall be exchangeable for shares of Class A Common Stock on the terms and subject to the conditions set forth in (A) the Amended and Restated Limited Liability Company Agreement of Global Gas Holdings LLC, a Delaware limited liability company (“Holdings”), dated as of [•], 2023 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Holdings LLCA”), and (B) the Exchange Agreement dated as of [•], 2023 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Exchange Agreement”). The holders of Common Units other than the Corporation shall, to the extent provided in the Exchange Agreement and the Holdings LLCA and in accordance with the terms and conditions of the Exchange Agreement and the Holdings LLCA, as applicable, have the right to exchange such Common Units, together with shares of Class B Common Stock, for such number of fully paid and nonassessable shares of Class A Common Stock determined in accordance with the terms of the Exchange Agreement. The Corporation shall at all times when any Common Units shall be outstanding, reserve and keep available out of its authorized but unissued Class A Common Stock such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Common Units in accordance with the terms of the Exchange Agreement and the Holdings LLCA; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its or its affiliates’ obligations in respect of any such exchange of shares of Class B Common Stock pursuant to the Exchange Agreement and the Holdings LLCA by delivering (either directly or indirectly through an affiliate) to the holder of shares of Class B Common Stock upon such exchange, in lieu of newly issued shares of Class A Common Stock, cash in the amount permitted by and provided in the Exchange Agreement or the Holdings LLCA, as applicable, or shares of Class A Common Stock which are held in the treasury of the Corporation. All shares of Class A Common Stock that may be issued upon any such exchange shall, upon issuance in accordance with the terms of the Exchange Agreement and the Holdings LLCA, be validly issued, fully paid and non-assessable. All shares of Class B Common Stock redeemed shall be cancelled.. If at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all outstanding Common Units, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized shares of Class A Common Stock to such number as shall be sufficient for such purpose. As used in this Second Amended and Restated Certificate of Incorporation, “Common Unit” means a membership interest in Holdings authorized and issued under the Holdings LLCA, and constituting a “Common Unit” as defined in the Holdings LLCA.

Annex E-3

Section 10. No share of Class B Common Stock may be sold, exchanged or otherwise transferred, other than as part of (i) the exchange of a Common Unit as set forth in Section 9 of this ARTICLE IV, or (ii) the transfer of a Common Unit by a holder of Common Units to a permitted transferee of such holder in accordance with the Holdings LLCA. In the event that any outstanding shares of Class B Common Stock are sold, exchanged or otherwise transferred other than as provided in the foregoing clauses (i) and (ii), or such outstanding shares of Class B Common Stock shall otherwise cease to be held by a holder (or a permitted transferee of such holder) of a corresponding number of Common Units (based on the exchange rate then in effect) for any reason, such shares of Class B Common Stock shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be deemed to be transferred to the Corporation and thereupon shall be retired.

Section 11. All certificates or book entries representing shares of Class B Common Stock shall bear a legend substantially in the following form (or in such other form as the Board may determine):

THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN ARTICLE IV OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS IT MAY BE AMENDED AND/OR RESTATED (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

ARTICLE V
BOARD OF DIRECTORS

For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

Section 1. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation and the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation, the number of directors which shall constitute the whole Board shall be fixed exclusively by one or more resolutions adopted from time to time by the Board. In no event shall any decrease in the size of the Board shorten the term of any incumbent director. Except as otherwise expressly provided by the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) or delegated by resolution of the Board, the Board shall have the exclusive power and authority to appoint and remove officers of the Corporation.

Section 2. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible. Class I directors shall initially serve until the first annual meeting of stockholders following the initial effectiveness of this Section 2 of this Article V (the “Classification Effective Time”); Class II directors shall initially serve until the second annual meeting of stockholders following the Classification Effective Time; and Class III directors shall initially serve until the third annual meeting of stockholders following the Classification Effective Time. Commencing with the first annual meeting of stockholders following the Classification Effective Time, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III, with such assignment becoming effective as of the Classification Effective Time. The Board also is authorized to (i) assign newly appointed or elected members of the Board to Class I, Class II or Class III, with such assignment becoming effective as of the effective date of such appointment or election and (ii) reassign incumbent members of the Board to Class I, Class II or Class III in the event that the members in each of the three classes are not as nearly equal in number as possible due to the departure of one or more directors from the Board; provided, however, that in no event shall any such reassignment shorten the term of any incumbent director without his or her consent. Notwithstanding the foregoing, any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office.

Annex E-4

Section 3. Subject to the special rights of the holders of one or more series of Preferred Stock to elect directors and any rights and obligations under the Board Nomination Agreement, dated as of the date hereof, among the Corporation and the other parties thereto, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote on the election of such director, voting together as a single class.

Section 4. Except as otherwise expressly required by law, and subject to the special rights of the holders of one or more series of Preferred Stock to elect directors, any vacancies on the Board resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office for a term that shall coincide with the remaining term of the class to which the director shall have been appointed and until such director’s successor shall have been elected and qualified or until his or her earlier death, resignation, disqualification, retirement or removal. A vacancy in the Board shall be deemed to exist under this Second Amended and Restated Certificate of Incorporation in the case of the death, removal, resignation or disqualification of any director.

Section 5. During any period when the holders of any series of Preferred Stock have the special right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such series of Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation establishing any series of Preferred Stock), whenever the holders of any series of Preferred Stock having the special right to elect additional directors are divested of such right pursuant to this Second Amended and Restated Certificate of Incorporation (including any such Certificate of Designation), the terms of office of all such additional directors elected by the holders of such series, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and each such director shall cease to be qualified as (and shall cease to be) a director, and the total authorized number of directors of the Corporation shall be reduced accordingly.

Section 6. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

Section 7. Except as may otherwise be set forth in the resolution or resolutions of the Board providing for the issuance of one or more series of Preferred Stock, and then only with respect to such series of Preferred Stock, cumulative voting in the election of directors is specifically denied.

ARTICLE VI
STOCKHOLDERS

Section 1. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and shall not be taken by written consent of the stockholders in lieu of a meeting; provided, however, prior to the first date on which William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, and each of their respective Affiliated Persons (including family members, estate planning vehicles and other investment vehicles controlled or beneficially owned by them) (the “Principal Stockholders”) cease to beneficially own collectively at least 50% of the then-outstanding Common Stock (the “Voting Threshold Date”), any action required or permitted to be taken by the stockholders of the Corporation may be effected without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock. The term “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under

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common control with such Person; the term “control,” as used in this definition, means the possession of the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing; and the term “beneficial ownership” shall be determined in accordance with Rule 13d-3 promulgated under the Exchange Act.

Section 2. Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board, the Chairperson of the Board or the Chief Executive Officer, in each case, in accordance with the Bylaws, and shall not be called by stockholders or any other Person or Persons; provided, however, prior to the Voting Threshold Date, meetings of the stockholders of the Corporation may be called by the Principal Stockholders (acting by holders of a majority of the Common Stock held by the Principal Stockholders). Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

Section 3. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VII
LIABILITY AND INDEMNIFICATION

Section 1. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended, automatically and without further action, upon the date of such amendment.

Section 2. The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any Person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Section 3. Neither any amendment nor repeal of this Article VII, nor the adoption by amendment of this Second Amended and Restated Certificate of Incorporation of any provision inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise) prior to such amendment or repeal or adoption of an inconsistent provision.

ARTICLE VIII
EXCLUSIVE FORUM

Section 1. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Chancery Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee, agent or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding asserting a claim against the Corporation, its current or former directors, officers, employees, agents or stockholders arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate of Incorporation or the Bylaws, or (iv) any action, suit or proceeding asserting a claim against the Corporation, its current or former directors, officers, employees, agents or stockholders governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of this Section 1 of this Article VIII is filed in a court other than the Chancery Court (a “Foreign Action”) by any stockholder (including any beneficial owner), to the fullest extent permitted by law, such stockholder shall be deemed to have consented to: (a) the personal jurisdiction of the Chancery Court in connection with any action brought in any such court to enforce this Section 1 of this Article VIII; and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

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Section 2. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Section 3. Notwithstanding the foregoing, the foregoing provisions of this Article VIII shall not apply to claims seeking to enforce any liability or duty created by the Exchange Act, or any other claim for which the U.S. federal courts have exclusive jurisdiction.

Section 4. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

ARTICLE IX
CERTAIN STOCKHOLDER RELATIONSHIPS

Section 1. In recognition and anticipation that members of the Board who are not employees of the Corporation or a majority owned subsidiary thereof (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

Section 2. No Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or his or her Affiliates (such Persons being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be personally liable to the Corporation or its stockholders or to any Affiliate or creditors of the Corporation for any damages as a result of engaging in any of the activities permitted pursuant to this Article IX or which are stated in this Article IX to constitute a breach of its, his or her duties to the Corporation or its stockholders if engaged by such Identified Person. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 3 of this Article IX. Subject to Section 3 of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director, officer or employee or agent of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, offers or directs such corporate opportunity to another Person, or does not communicate information regarding such corporate opportunity to the Corporation or any Affiliate of the Corporation.

Section 3. The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) if such opportunity is expressly offered to such Person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section 2 of this Article IX shall not apply to any such corporate opportunity.

Section 4. In addition to and notwithstanding the foregoing provisions of this Article IX, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted, to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

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Section 5. Solely for purposes of this Article IX, “Affiliate” shall mean (a) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (b) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation.

Section 6. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

Section 7. The enumeration and definition of particular powers of the Board included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of this Second Amended and Restated Certificate of Incorporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any power conferred upon the Board under the DGCL now or hereafter in force.

Section 8. Any amendment, repeal or modification of this Article IX shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal or modification.

ARTICLE X
AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

Section 1. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate of Incorporation and the DGCL, and all rights, preferences and privileges herein conferred upon stockholders, directors or any other Persons are granted by and pursuant to this Second Amended and Restated Certificate of Incorporation in its current form or as hereafter amended. Notwithstanding any other provisions of this Second Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of capital stock of the Corporation or any particular class or series thereof required by law or by this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, Articles V, VI, VII, VIII, IX, XI of this Second Amended and Restated Certificate of Incorporation and this Article X.

Section 2. The Board is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Second Amended and Restated Certificate of Incorporation. The stockholders may also make, repeal, alter, amend or rescind, in whole or in part, the Bylaws; provided, however, that notwithstanding any other provisions of this Second Amended and Restated Certificate of Incorporation, the Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of capital stock of the Corporation or any particular class or series thereof required by this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock), the Bylaws or applicable law, the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith. No Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

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ARTICLE XI
DGCL SECTION 203 AND BUSINESS COMBINATIONS

Section 1. DGCL Section 203 Opt-Out. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 2. Business Combination Exceptions. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or

(b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation that is not owned by the interested stockholder, or

(d) the stockholder became an interested stockholder inadvertently and (i) as soon as practicable divested itself of ownership of sufficient shares so that the stockholder ceased to be an interested stockholder and (ii) was not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, an interested stockholder but for the inadvertent acquisition of ownership.

Section 3. Definitions. For purposes of this Article XI, references to:

(a) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(b) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)     any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation, Section 2 of this Article XI is not applicable to the surviving entity;

(ii)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority- owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii)   any transaction that results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution

Annex E-9

paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or of securities exercisable for, exchangeable for or convertible into the stock of any class or series of the Corporation or of any such subsidiary that is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v)    any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(c) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XI, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(d) “Existing Holders” means Carter Glatt, Dune Acquisition Holdings LLC and the Principal Stockholders, together with their respective Affiliates and subsidiaries (other than the Corporation and its subsidiaries).

(e) “Existing Holder Direct Transferee” means any person (and its Affiliates) who acquires (other than in a registered public offering), directly in one or more related transactions from any Existing Holder or any “group”, or any member of any such group, to which such Existing Holder is a party under Rule 13d-5 of the Exchange Act, beneficial ownership of 15% or more in the aggregate of the then outstanding voting stock of the Corporation.

(f) “Existing Holder Indirect Transferee” means any person (and its Affiliates) who acquires (other than in a registered public offering), directly in one or more related transactions from any Existing Holder Direct Transferee or any other Existing Holder Indirect Transferee, beneficial ownership of 15% or more in the aggregate of the then outstanding voting stock of the Corporation.

(g) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder or (iii) the Affiliates and associates of any such person described in clauses (i) and (ii); provided, however, that “interested stockholder” shall not include (A) any Existing Holder, any existing Holder Direct Transferee, any Existing Holder Indirect Transferee or any of their respective Affiliates or successors or any “group”, or any member of any such group, to which any such person is a party under Rule 13d-5 of the Exchange Act, or (B) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided, in the case of this clause (B), that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of (x) further corporate action not caused, directly or indirectly, by such person or (y) an acquisition of a de minimis number of such additional shares. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be

Annex E-10

owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(h) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:

(i)   beneficially owns (as determined pursuant to Rule 13d-3 of the Exchange Act or any successor provision) such stock, directly or indirectly; or

(ii)  has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.

(i) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(j) “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference in this Article XI to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

ARTICLE XII
SEVERABILITY

If any provision or provisions of this Second Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any section or paragraph of this Amended Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby.

ARTICLE XIII
DEFINITIONS

As used in this Second Amended and Restated Certificate of Incorporation, except as otherwise expressly provided herein and unless the context requires otherwise, the following terms shall have the following meanings:

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger, consolidation, division or otherwise) of such entity.

“Securities Act” means the Securities Act of 1933, as amended.

* * * *

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IN WITNESS WHEREOF, [•] has caused this Second Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this            day of            , 202[•].

DUNE ACQUISITION CORPORATION
By:
Name:
Title:

[[•] — Signature Page to Second Amended and Restated Certificate of Incorporation]

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Annex F

Amended and Restated Bylaws of

Global Gas Corporation

(a Delaware corporation)

Annex F-1

Annex F-2

Annex F-3

Amended and Restated Bylaws of
Global Gas Corporation

Article I — Corporate Offices

1.1 Registered Office.

The address of the registered office of Global Gas Corporation (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”). Capitalized terms used herein and not otherwise herein defined are used as defined in the Certificate of Incorporation.

1.2 Other Offices.

The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.

Article II — Meetings of Stockholders

2.1 Place of Meetings.

Meetings of stockholders shall be held at such place, if any, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive offices.

2.2 Annual Meeting.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 may be transacted. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.

2.3 Special Meeting.

Special meetings of the stockholders may be called only by such Persons and only in such manner as set forth in the Certificate of Incorporation. The Board may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board.

No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting.

2.4 Advance Notice Procedures for Business Brought before a Meeting.

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or the chairperson of the meeting as determined pursuant to Section 3.12 (the “Meeting Chairperson”), or (c) otherwise properly brought before the meeting by a stockholder present in person who was a stockholder of record of the Corporation at the time of giving the notice provided for in this Section 2.4, as of the record date for the meeting and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4. The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the Corporation’s notice of meeting given by or at the direction of the Person calling the meeting pursuant to the Certificate of Incorporation and Section 2.3 of these bylaws. For purposes of this Section 2.4

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and Section 2.5 of these bylaws, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting, and a “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or Person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or Person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or Person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. This Section 2.4 shall apply to any business that may be brought before an annual meeting of stockholders other than nominations for election to the Board at an annual meeting, which shall be governed by Section 2.5 of these bylaws. Stockholders seeking to nominate Persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations for election to the Board except as expressly provided in Section 2.5 of these bylaws.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred twentieth day (120th) day, in each case, prior to the one-year anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s annual meeting in the year of the closing of the business combination contemplated by that certain Unit Purchase Agreement, dated as of May 14, 2023, by and among the Corporation (formerly known as Dune Acquisition Corporation) and the other parties thereto (the “Business Combination”), be deemed to have occurred on [•], 2023); provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, if later, on the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the number of shares of each class or series of stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person or any of its affiliates or associates (for purposes of these bylaws, as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(b) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of stock of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence (including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly (a) give a Person economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity

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to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any Person with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any Person with respect to any shares of any class or series of capital stock of the Corporation) in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any performance-related fee (other than an asset-based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Position, (C) any rights to dividends on the shares of any class or series of stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (D) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (E) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (F) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (G) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation and (H) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner;

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these bylaws, the text of such proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other Person (including their names) in connection with the proposal of such business by such stockholder or in connection with acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation, (D) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known, the class and number of all shares of the Corporation’s capital stock owned of record or beneficially by such other stockholder(s) or other beneficial owner(s) and (E) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner;

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(d) a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the business proposal; and

(e) a representation that the Proposing Person(s) intend(s) to be present in person at the meeting to propose such business.

(iv) For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and as to any such beneficial owner if such beneficial owner is an entity, each director, executive, managing member or control person of such entity, and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(v) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(vi) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The Board or a designated committee thereof shall have the power to determine whether business proposed to be brought before the annual meeting was made in accordance with the provisions of these bylaws. If neither the Board nor such designated committee makes a determination as to whether any stockholder proposal was brought in accordance with the provisions of these bylaws, Meeting Chairperson shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting. If the Board or a designated committee thereof or the Meeting Chairperson, as applicable, determines that any stockholder proposal was not made in accordance with the provisions of Section 2.4, any such business not properly brought before the meeting shall not be transacted.

(vii) In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or the holders of any series of Preferred Stock (as defined in the Certificate of Incorporation).

(viii) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 Advance Notice Procedures for Nominations of Directors.

Subject to the terms and conditions set forth in that certain Nomination Agreement, dated as of [•], 2023, by and among the Corporation, Dune Acquisition Holdings LLC, a Delaware limited liability company, and the other parties thereto (the “Nomination Agreement”):

(i) Annual Meeting of Stockholders. Nominations of any person for election to the Board (a) in the case of an annual meeting may be made at such meeting only (1) by or at the direction of the Board, including by any committee or Persons authorized to do so by the Board or these bylaws, or (2) by a stockholder present in person (as defined in Section 2.4) who (i) was a record owner of shares of the Corporation at the time of giving the notice provided for in this Section 2.5, as of the record date for the meeting and at the time of the meeting, (ii) is entitled to vote at the meeting and (iii) has complied with this Section 2.5 as to such notice and nomination.

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(a) The foregoing clause (2) shall be the exclusive means for a stockholder to make any nomination of a Person or Persons for election to the Board at any annual meeting of stockholders.

(b) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting pursuant to Section 2.5(i)(c), the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (b) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of nominees a Nominating Person may nominate for election at the annual meeting pursuant to Section 2.5(i)(c) of these bylaws shall not exceed the number of directors to be elected at such annual meeting.

(c) To be in proper form for purposes of Section 2.5(i)(c), a stockholder’s notice to the secretary shall set forth:

(A) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(B) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(c) shall be made with respect to nomination of each Person for election as a director at the meeting);

(C) A statement whether or not the Nominating Person will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Nominating Person to be sufficient to elect the nominee or nominees proposed to be nominated by such Nominating Person;

(D) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (1) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such candidate for nomination were a Nominating Person, (2) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (3) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (1) through (3) are referred to as “Nominee Information”), and (4) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(e); and

(E) a representation that the Nominating Person(s) intend(s) to be present in person at the meeting to propose the nomination of the Nominee.

(d) A stockholder providing notice of any nomination proposed to be made at the applicable meeting of stockholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement

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thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e) To be eligible to be a candidate for election as a director of the Corporation at the applicable meeting of stockholders, a candidate must be nominated in the manner prescribed in this Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the secretary at the principal executive offices of the Corporation, (1) a completed written questionnaire (in the form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such candidate for nomination and (2) a written representation and agreement (in the form provided by the Corporation) that such candidate for nomination (A) is not, and will not become a party to, any agreement, arrangement or understanding with any Person other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director of the Corporation that has not been disclosed therein, (B) understands his or her duties as a director under the DCGL and agrees to act in accordance with those duties while serving as a director, (C) is not or will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such nominee, if elected as a director, will act or vote as a director on any issue or question to be decided by the Board, in any case, to the extent that such arrangement, understanding, commitment or assurance (i) could limit or interfere with his or her ability to comply, if elected as director of the Corporation, with his or her fiduciary duties under applicable law or with policies and guidelines of the Corporation applicable to all directors or (ii) has not been disclosed to the Corporation prior to or concurrently with the Nominating Person’s submission of the nomination, and (D) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to all directors and in effect during such Person’s term in office as a director (and, if requested by any candidate for nomination, the secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

(f) The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the applicable meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines, if any.

(ii) Special Meetings of Stockholders. No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board, including by any committee or Persons authorized to do so by the Board or these bylaws or (2) provided that the Board has determined that directors shall be elected at such meeting, by a stockholder present in person (as defined in Section 2.4) who (i) was a record owner of shares of the Corporation at the time of giving the notice provided for in this Section 2.5, as of the record date for the meeting and at the time of the meeting, (ii) is entitled to vote at the meeting and (iii) has complied with this Section 2.5 as to such notice and nomination. The foregoing clause (2) shall be the exclusive means for a stockholder to make any nomination of a Person or Persons for election to the Board at any special meeting of stockholders. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by and meeting the requirements of paragraphs (i)(b), (i)(c), (i)(d), (i)(e) and (i)(f) of this Section 2.05 shall be delivered to the secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(iii) General.

(a) For purposes of this Section 2.5, the term “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and as to any such beneficial owner if such beneficial owner is an entity, each director, executive, managing member or control person of such entity, and (c) any other participant in such solicitation.

(b) Notwithstanding anything in these bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with this Section 2.5.

(c) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(d) No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with this Section 2.5, as applicable. The Board or a designated committee thereof shall have the power to determine whether a nomination before the applicable meeting of stockholders was made in accordance with the provisions of these bylaws. If neither the Board nor such designated committee makes a determination as to whether any nomination was made in accordance with the provisions of these bylaws, the Meeting Chairperson shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting; provided, however, that nothing herein shall limit the power and authority of the Board or such designated committee to make any such determination in advance of such meeting. If the Board or a designated committee thereof or the Meeting Chairperson, as applicable, determines that any nomination was not made in accordance with the provisions of Section 2.5, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

2.6 Notice of Stockholders’ Meetings.

Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7 Manner of Giving Notice; Affidavit of Notice. Notice of any meeting of stockholders shall be deemed given:

(i) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Corporation’s records;

(i) if delivered by courier service, at the earlier of when the notice is received or left at such stockholder’s address; or

(ii) if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8 Quorum.

Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the

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Meeting Chairperson or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented.

2.9 Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

2.10 Conduct of Business.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the Meeting Chairperson. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the Meeting Chairperson shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Meeting Chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Meeting Chairperson, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other Persons as the Meeting Chairperson shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the Meeting Chairperson, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 Voting.

Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law, or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.

2.12 Record Date for Stockholder Meetings and Other Purposes.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned

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meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

If stockholder action by consent in lieu of a meeting is not prohibited by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in lieu of a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action in lieu of a meeting is fixed by the Board, (i) when no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.13 Proxies.

Each stockholder entitled to vote at a meeting of stockholders may authorize another Person or Persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but, no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. The authorization of a Person to act as a proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL, provided that such authorization shall set forth, or be delivered with information enabling the Corporation to determine, the identity of the stockholder granting such authorization.

2.14 List of Stockholders Entitled to Vote.

The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive offices. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.14 or to vote in Person or by proxy at any meeting of stockholders.

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2.15 Inspectors of Election.

Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more Persons as alternate inspectors to replace any inspector who fails to act. If any Person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the Meeting Chairperson shall appoint a Person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(ii) count all votes or ballots;

(iii) count and tabulate all votes;

(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(v) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such Persons to assist them in performing their duties as they determine. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

2.16 Virtual Meeting.

The Board may, in its sole discretion, determine that stockholder meetings shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication (i) participate in a meeting of stockholders; and (ii) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (b) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (c) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

2.17 Delivery to the Corporation.

Whenever this Article II requires one or more Persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), unless the Corporation otherwise provides, such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered.

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Article III — Directors

3.1 Powers.

Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

3.2 Number of Directors.

Subject to the Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 Election, Qualification and Term of Office of Directors.

Except as provided in the Certificate of Incorporation and in the Nomination Agreement, each director shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Directors need not be stockholders. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors.

3.4 Resignation and Vacancies.

Except as provided in the Nomination Agreement, any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned but whose resignations have not yet become effective, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only in the manner provided in the Certificate of Incorporation and applicable law.

3.5 Place of Meetings; Meetings by Telephone.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 Regular Meetings.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 Special Meetings; Notice.

Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the total number of directors constituting the Board.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand or by courier;

(ii) sent by United States first-class mail, postage prepaid;

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(iii) sent by facsimile or electronic mail; or

(iv) sent by other means of electronic transmission,

directed to each director at that director’s address, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand or by courier, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twelve (12) hours before the time of the holding of the meeting. If the notice is sent by mail, it shall be deposited in the mail at least one (1) day before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 Quorum.

Unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business at all meetings of the Board. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by the DGCL, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 Action by Unanimous Consent Without a Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and any consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board or committee, as applicable, and such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 Fees and Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

3.11 Removal.

Directors may be removed from office only in the manner provided in the Certificate of Incorporation, the Nomination Agreement and applicable law.

3.12 Chairperson of the Board.

Except as provided in the Nomination Agreement, the Chairperson of the Board shall preside at meetings of the Board and shall perform such other duties as the Board may from time to time determine. If the Chairperson of the Board is not present at a meeting of the Board, another director chosen by the Board shall preside. In the event that the Chairperson of the Board is not independent, the Board may designate another director or directors to preside at the meetings of the independent members of the Board or meetings of the nonmanagement members of the Board. Meetings of stockholders shall be presided over by the Chairperson of the Board, or in his or her absence, by the Chief Executive Officer, or in her or her absence, by another person designated by the Board.

Article IV — Committees

4.1 Committees of Directors.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting,

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whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 Meetings and Actions of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings and notice);

(iv) Section 3.9 (action by unanimous consent without a meeting);

(v) Section 3.12 (presiding director); and

(vi) Section 7.11 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee; and

(ii) special meetings of committees may also be called by resolution of the Board or by the chairperson of the applicable committee.

A majority of the directors then serving on a committee of the Board or on a subcommittee of a committee shall constitute a quorum for the transaction of business by the committee or subcommittee, unless the Certificate of Incorporation or a resolution of the Board (or a resolution of the committee that created the subcommittee) requires a greater or lesser number (provided that in no case shall a quorum be less than one-third of the directors then serving on the committee or subcommittee). The vote of a majority of the members of the committee or subcommittee present at any meeting at which a quorum is present shall be the act of such committee or subcommittee, unless the Certificate of Incorporation or a resolution of the Board (or a resolution of the committee that created the subcommittee) requires a greater number. If a quorum is not present at any meeting of the committee, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

Article V — Officers

5.1 Officers.

The officers of the Corporation shall include a chairperson of the Board, a president and a secretary. The Corporation may also have, at the discretion of the Board, a vice chairperson of the Board from among its members, a chief executive officer (who, absent action by the Board stating otherwise, shall also be the president for purposes of the DGCL), a chief financial officer, a treasurer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same Person.

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5.2 Appointment of Officers.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. In the event of the absence or disability of any officer, the Board may designate another officer to act temporarily in place of such absent or disabled officer.

5.3 Subordinate Officers.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president (where the president and chief executive officer are not the same individual), to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board or an authorized officer (as applicable), may from time to time determine.

5.4 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Sections 5.2 and 5.3, as applicable.

5.6 Representation of Securities of Other Entities.

The Chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other Person authorized by the Board, the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity standing in the name of this Corporation. The authority granted herein may be exercised either by such Person directly or by any other Person authorized to do so by proxy or power of attorney duly executed by such Person having the authority.

5.7 Tenure, Authority and Duties of Officers.

Except as provided in Section 5.3, all officers of the Corporation shall hold such office, respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

Article VI — Records

A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code.

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Each director and each member of any committee designated by the Board shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, agents or employees, or committees of the Board so designated, or by any other Person as to matters which such director or committee member reasonably believes are within such other Person’s professional or expert competence and that has been selected with reasonable care by or on behalf of the Corporation.

Article VII — General Matters

7.1 Execution of Corporate Contracts and Instruments.

The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 Stock Certificates.

The shares of the Corporation shall be uncertificated, provided that the Board by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be represented by certificates. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two (2) officers authorized to sign stock certificates representing the number of shares registered in certificate form. The chairperson or vice chairperson of the Board, the president, vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

7.3 Lost Certificates.

The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.4 Shares Without Certificates

The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.

7.5 Dividends.

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.6 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board. Unless otherwise fixed by the Board, the fiscal year of the Corporation shall consist of the twelve (12) month period ending on December 31.

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7.7 Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.8 Transfer of Stock.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate Person or Persons (if such shares are represented by certificates) or by delivery of duly executed instructions (if such shares are uncertificated), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the Persons from and to whom it was transferred.

7.9 Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.10 Registered Stockholders.

The Corporation:

(i) shall be entitled to recognize the exclusive right of a Person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

7.11 Waiver of Notice.

Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the Person entitled to notice, or a waiver by electronic transmission by the Person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a Person at a meeting shall constitute a waiver of notice of such meeting, except when the Person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.

Article VIII — Notice by Electronic Transmission

8.1 Notice by Electronic Transmission.

Except as otherwise specifically required in these bylaws or by applicable law, all notices required to be given pursuant to these bylaws may in every instance in connection with any delivery to a member of the Board, be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the mail, postage prepaid, or by sending such notice by overnight express courier, facsimile, electronic mail or other form of electronic transmission. Whenever, by applicable law, the Certificate of Incorporation or these bylaws, notice is required to be given to any stockholder, such notice may be given in writing directed to such stockholder’s mailing address or by electronic transmission directed to such stockholder’s electronic mail address, as applicable, as it appears on the records of the Corporation or by such other form of electronic transmission consented to by the stockholder. A notice to a stockholder shall be deemed given as follows: (a) if mailed, when the notice is deposited in the United States mail, postage prepaid,

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(b) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address, (c) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL, and (d) if given by a form of electronic transmission (other than electronic mail) consented to by the stockholder to whom the notice is given, (i) if by facsimile transmission, when directed to a number at which such stockholder has consented to receive notice, (ii) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (A) such posting and (B) the giving of such separate notice, and (iii) if by any other form of electronic transmission (other than electronic mail), when directed to such stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic transmission by giving written notice or by electronic transmission of such revocation to the Corporation. A notice may not be given by an electronic transmission from and after the time that (x) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices and (y) such inability becomes known to the secretary or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action. Any notice given by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by electronic mail or by another form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 Definition of Electronic Transmission.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Article IX — Indemnification

9.1 Indemnification of Directors and Officers.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding.

Subject to the requirements in this Article IX and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article IX in connection with any Proceeding (or any part of any Proceeding):

(a)  for which payment has actually been made to and received by or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)  for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c)  for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act),

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if such person is held liable therefor (including pursuant to any settlement arrangements), or any other remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

(d)  initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation, any legal entity which it controls, any director or officer thereof or any third party, unless (i) the Board has consented to the initiation of such Proceeding or part thereof, (ii) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law (provided, however, that this 9.1 shall not apply to counterclaims or affirmative defenses asserted by such person in an action brought against such person), (iii) otherwise required to be made under Section 9.4 or (iv) otherwise required by applicable law; or

(e)  if prohibited by applicable law; provided, however, that if any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article IX (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

9.2 Indemnification of Others.

The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3 Prepayment of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any current or former officer or director of the Corporation in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 Determination; Claim.

If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days after a written claim therefor has been received by the Corporation, the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5 Non-Exclusivity of Rights.

The rights conferred on any Person by this Article IX shall not be exclusive of any other rights which such Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

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9.6 Insurance.

The Corporation may purchase and maintain insurance on behalf of any Person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7 Other Indemnification.

The Corporation’s obligation, if any, to indemnify or advance expenses to any Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 Continuation of Indemnification.

Subject to the terms of any provision of the Certificate or agreement between the Corporation and any director, officer, employee or agent respecting indemnification and advancement of expenses, the rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the Person has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such Person.

9.9 Amendment or Repeal; Interpretation.

Any repeal or modification of this Article IX shall not adversely affect any right or protection (i) hereunder of any Person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer, a secretary or a treasurer appointed pursuant to Article V of these bylaws, and to any president, vice president, assistant secretary, assistant treasurer, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “vice president” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.

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Dune Acquisition Corporation

Certificate of Amendment and Restatement of Bylaws

The undersigned hereby certifies that he is the duly elected, qualified, and acting secretary of [•], a Delaware corporation (the “Corporation”), and that the foregoing bylaws were approved on , 202[•], effective as of , 202[•] by the Corporation’s board of directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this_____ day of___ , 202[•].

[•]
[Secretary]

[Dune Acquisition Corporation — Signature Page to Amended and Restated Bylaws]

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Annex G

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [    ], 2023, is made and entered into by and among Global Gas Corporation, a Delaware corporation (f/k/a Dune Acquisition Corporation) (the “Company”), Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), the members of the Sponsor identified on the signature pages hereto (each such party, together with the Sponsor and any person or entity deemed an “Existing Holder”, an “Existing Holder” and collectively the “Existing Holders”) and the undersigned parties listed on the signature page hereto under the heading “New Holders” (each such party, and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “New Holder” and collectively the “New Holders” and the New Holders and Existing Holders being referred to collectively hereafter as the “Holders”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Existing Holders are party to that certain Registration Rights Agreement, dated as of December 17, 2020 (the “Existing Registration Rights Agreement”), pursuant to which the Company granted the Existing Holders certain registration rights with respect to certain securities of the Company;

WHEREAS, on May 14, 2023, the Company, Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Holdings”), William Bennett Nance, Jr., an individual (“W. Nance”), Sergio Martinez, an individual (“S. Martinez”), Barbara Guay Martinez, an individual (“B. Martinez” and, together with W. Nance and S. Martinez, the “Sellers”), and Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), entered into that certain Unit Purchase Agreement (the “Purchase Agreement”), pursuant to which the parties to the Purchase Agreement will undertake the transactions described therein (the “Business Combination”);

WHEREAS, the Sponsor holds 4,312,500 shares (the “Founder Shares”) of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, which will be converted automatically upon consummation of the Business Combination into shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company pursuant to the provisions of the Company’s amended and restated certificate of incorporation;

WHEREAS, upon the consummation of the Business Combination, certain of the Existing Holders will own certain warrants of the Company, each such warrant entitling the holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share (the “Warrants”);

WHEREAS, pursuant to the Purchase Agreement, upon consummation of the Business Combination, each of the Sellers will receive common equity units of Holdings (“Holdings Common Units”) and shares of Class B Common Stock in exchange for all of the issued and outstanding equity interests of Global Hydrogen;

WHEREAS, pursuant to the Purchase Agreement, on [the date hereof], the Company, Holdings and the Sellers will enter into that certain Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company will issue to the Sellers one share of Class A Common Stock in exchange for (x) one Holdings Common Unit and (y) one share of Class B Common Stock upon the terms and conditions set forth in the Exchange Agreement;

WHEREAS, pursuant to Section 5.5 of the Existing Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Existing Holders of a majority-in-interest of the “Registrable Securities” (as such term was defined in the Existing Registration Rights Agreement) at the time in question; and

WHEREAS, the Company and all of the Existing Holders desire to terminate the Existing Registration Rights Agreement in order to provide the Existing Holders and the New Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

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NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Agreement” shall have the meaning given in the Preamble hereto.

“Block Trade” shall have the meaning given in subsection 2.3.1.

“B. Martinez” shall have the meaning given in the Recitals hereto.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning given in the Recitals hereto.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

“Class A Common Stock” shall have the meaning given in the Recitals hereto.

“Class B Common Stock” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the United States Securities and Exchange Commission.

“Commission Guidance” shall mean (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Common Stock” shall mean the Class A Common Stock and Class B Common Stock.

“Company” shall have the meaning given in the Preamble hereto.

“Demanding Holders” shall have the meaning given in subsection 2.1.2.

“Effectiveness Period” shall have the meaning given in subsection 3.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Agreement” shall have the meaning given in the Recitals hereto.

“Existing Holders” shall have the meaning given in the Preamble hereto.

“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Financial Counterparty” shall have the meaning given in subsection 2.3.1.

“Form S-1” shall have the meaning given in subsection 2.1.1(a).

“Form S-3” shall have the meaning given in subsection 2.1.1(b).

“Founder Shares” shall have the meaning given in the Recitals hereto.

“Global Hydrogen” shall have the meaning given in the Recitals hereto.

“Holder Indemnified Persons” shall have the meaning given in subsection 4.1.1.

“Holders” shall have the meaning given in the Preamble hereto.

“Holdings” shall have the meaning given in the Recitals hereto.

“Holdings Common Units” shall have the meaning given in the Recitals hereto.

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“Maximum Number of Securities” shall have the meaning given in subsection 2.1.5.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or necessary to make the statements therein not misleading, or an untrue statement of a material fact or an omission to state a material fact necessary to make the statements in a Prospectus, in the light of the circumstances under which they were made, not misleading.

“New Holders” shall have the meaning given in the Preamble hereto.

“Other Coordinated Offering” shall have the meaning given in subsection 2.3.1.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of any lock- up period applicable to such Registrable Securities (provided, in each case, such transfer is not prohibited by any applicable agreement between such Holder and/or its respective Permitted Transferees and the Company), and any transferee thereafter.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Pro Rata” shall have the meaning given in subsection 2.1.5.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Purchase Agreement” shall have the meaning given in the Recitals hereto.

“Registrable Security” shall mean (a) the Founder Shares and the shares of Class A Common Stock issued or issuable upon the conversion of the Founder Shares, (b) the Warrants (including any shares of Class A Common Stock issued or issuable upon the exercise of the Warrants), (c) the shares of Class B Common Stock issued or issuable in connection with the Business Combination and the shares of Class A Common Stock issued or issuable pursuant to the Exchange Agreement, (d) any outstanding shares of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder upon consummation of the Business Combination (including shares of Common Stock or other equity security of the Company transferred to a Permitted Transferee) and (e) any other equity security of the Company issued or issuable with respect to any such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

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(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(f) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of Registrable Securities held by the Demanding Holders initiating an Underwritten Demand to be registered for offer and sale in the applicable Underwritten Offering.

“Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.2.

“Rule 415” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Sellers” shall have the meaning given in the Recitals hereto.

“Shelf Registrations” shall have the meaning given in subsection 2.1.1(b).

“S. Martinez” shall have the meaning given in the Recitals hereto.

“Sponsor” shall have the meaning given in the Preamble hereto.

“Suspension Event” shall have the meaning given in Section 3.4.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand” shall have the meaning given in subsection 2.1.4.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrants” shall have the meaning given in the Recitals hereto.

“W. Nance” shall have the meaning given in the Recitals hereto.

ARTICLE II
REGISTRATIONS

Section 2.1 Registration.

2.1.1 Shelf Registration. (a) The Company agrees that, within thirty (30) days after the consummation of the Business Combination, the Company will file with the Commission (at the Company’s sole cost and expense) a Registration Statement registering the resale of all Registrable Securities permitted to be registered for resale from time to time pursuant to Rule 415(a)(1)(i) of the Securities Act (“Rule 415”) on a Registration Statement on Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”). The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable after the initial filing of the Registration Statement in accordance with Section 3.1 of this Agreement.

(b) The Company agrees that, as soon as reasonably practicable after the Company is eligible to register Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”) (but in any event not less than 45 days thereafter), the Company will file with the Commission (at the Company’s sole cost and expense) a Registration Statement registering the resale of all Registrable Securities

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not included on Registration Statement required to be filed pursuant to subsection 2.1.1(a) (collectively, the “Shelf Registrations”). The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable after the initial filing of the Registration Statement in accordance with Section 3.1 of this Agreement.

2.1.2 Request for Registration. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof and provided that the Company does not have an effective Registration Statement pursuant to subsection 2.1.1 outstanding covering all the Registrable Securities, following the twelve (12) month anniversary of the consummation of the Business Combination, either (a) the Existing Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Existing Holders, or (b) the New Holders of at least a majority- in-interest of the then-outstanding number of Registrable Securities held by the New Holders (the “Demanding Holders”), in each case, may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand, a “Demand Registration”). The Company shall, within ten (10) Business Days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) Business Days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as reasonably practicable, but not more than forty-five (45) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than (x) an aggregate of two (2) Registrations pursuant to a Demand Registration by the Existing Holders under this subsection 2.1.2, and (y) an aggregate of three (3) Registrations pursuant to a Demand Registration with respect to any or all Registrable Securities held by the New Holders; provided, however, that a Registration pursuant to a Demand Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective and all of the Registrable Securities requested by the Requesting Holders and the Demanding Holders to be registered on behalf of the Requesting Holders and the Demanding Holders in such Registration Statement (subject to the provisions of subsection 2.1.5) have been sold, in accordance with Section 3.1 of this Agreement.

2.1.3 Effective Registration. Notwithstanding the provisions of subsection 2.1.1 of this Agreement or any other part of this Agreement, a Registration pursuant to a Shelf Registration or Demand Registration shall not count as a Registration unless and until the Registration Statement filed with the Commission with respect to a Registration pursuant to a Shelf Registration or Demand Registration, as applicable, has been declared effective by, or become effective pursuant to rules promulgated by, the Commission. Subject to the limitations contained in this Agreement, the Company shall effect any Shelf Registration or Demand Registration on such appropriate registration form of the Commission (x) as shall be selected by the Company and (y) as shall permit the resale of the applicable Registrable Securities by the Holders.

2.1.4 Underwritten Offering. Subject to the provisions of subsection 2.1.5 and Section 2.4. of this Agreement, any Demanding Holder may make a written demand to the Company for an Underwritten Offering pursuant to a Registration Statement filed with the Commission in accordance with subsection 2.1.1 of this Agreement or a new Registration Statement if such Demanding Holders’ Registrable Securities are not then registered by a Registration Statement filed with the Commission in accordance with subsection 2.1.1 or permitted to be offered in an Underwritten Offering pursuant to a Registration Statement filed with the Commission in accordance with subsection 2.1.1 (an “Underwritten Demand”). The Company shall, within ten (10) days of the Company’s receipt of the Underwritten Demand, notify, in writing, all other Holders of such demand, and each Holder who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering pursuant to an Underwritten Demand shall so notify the Company, in writing, within two (2) Business Days (one (1) Business Day if such offering is an overnight or bought Underwritten Offering) after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s), such Requesting Holder(s) shall be entitled to have their Registrable Securities included in the Underwritten Offering pursuant to an Underwritten Demand. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Demanding Holders initiating the Underwritten Offering. Notwithstanding the

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foregoing, the Company is not obligated to effect more than an aggregate of three (3) Underwritten Offerings within any twelve (12)-month period pursuant to this subsection 2.1.4 and is not obligated to effect an Underwritten Offering pursuant to this subsection 2.1.4 within ninety (90) days after the closing of an Underwritten Offering (or such shorter period if permitted by applicable lock-up agreements). Notwithstanding the foregoing, no Underwritten Demand will be effective hereunder unless the net proceeds (net of underwriting fees and commissions) to the Holders from the sale of the Registrable Securities included in such request are reasonably expected to exceed $10,000,000 or such request includes all Registrable Securities owned by the Requesting Holders at such time.

2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to an Underwritten Demand, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Class A Common Stock or other equity securities that the Company desires to sell and the Class A Common Stock, if any, as to which an Underwritten Offering has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Class A Common Stock or other equity securities of the Company that the Company desires to sell and that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Class A Common Stock or other equity securities of the Company held by other persons or entities that the Company is obligated to include pursuant to separate written contractual arrangements with such persons or entities and that can be sold without exceeding the Maximum Number of Securities.

2.1.6 Registration Withdrawal. The Demanding Holders initiating an Underwritten Offering pursuant to subsection 2.1.4 of this Agreement shall have the right to withdraw from such Underwritten Offering for any or no reason whatsoever upon written notification to the Company of their intention to withdraw from such Underwritten Offering prior to the launch of such Underwritten Offering or, if applicable, the effectiveness of the Registration Statement filed with the Commission with respect to the Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Demand prior to its withdrawal under this subsection 2.1.6.

Section 2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If the Company proposes to (a) file a Registration Statement under the Securities Act with respect to an offering of equity securities of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities of the Company, for its own account or for the account of stockholders of the Company (or by the Company and the stockholders of the Company including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, or (b) consummate an Underwritten Offering for its own account or for the account of stockholders of the Company, then the Company shall give written notice of such proposed action to all of the Holders of Registrable Securities as soon as practicable (but in the case of filing a Registration Statement, not less than ten (10) days before the anticipated filing date of such Registration Statement), which notice shall (x) describe the amount and type of securities to be included, the intended method(s) of distribution and the name of the proposed managing Underwriter or Underwriters, if any, and (y) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) Business Days in the case of filing a Registration Statement and (2) two Business Days in the case of an Underwritten Offering (unless such offering is an overnight or bought Underwritten Offering, then one (1) Business Day), in each case after receipt of

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such written notice (such Registration, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Piggyback Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to include Registrable Securities in an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of the equity securities of the Company that the Company desires to sell, taken together with (a) the shares of equity securities of the Company, if any, as to which Registration or Underwritten Offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (b) the Registrable Securities as to which Registration or Underwritten Offering has been requested pursuant to Section 2.2 hereof, and (c) the shares of equity securities of the Company, if any, as to which Registration or Underwritten Offering has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration or Underwritten Offering is undertaken for the Company’s account, the Company shall include in any such Registration or Underwritten Offering (A) first, the Class A Common Stock or other equity securities of the Company that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Class A Common Stock or other equity securities of the Company, if any, as to which Registration or Underwritten Offering has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; or

(b) If the Registration or Underwritten Offering is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or Underwritten Offering (A) first, the Class A Common Stock or other equity securities of the Company, if any, of such requesting persons or entities other than the Holders and the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 of this Agreement, Pro Rata based on the respective number of Registrable Securities, Class A Common Stock or other equity securities that each requesting persons, entities and Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities, Class A Common Stock or other equity securities that such persons, entities and Holders have requested be included in such Underwritten Offering; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), Class A Common Stock or other equity securities of the Company that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), and (B), Class A Common Stock or other equity securities of the Company for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to, as applicable, the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or the launch of the Underwritten Offering with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement or abandon an Underwritten Offering in connection with a Piggyback Registration at any time prior to the

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launch of such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration or Underwritten Offering effected pursuant to Section 2.2 of this Agreement shall not be counted as an Underwritten Offering pursuant to an Underwritten Demand effected under Section 2.1 of this Agreement.

Section 2.3 Block Trades; Other Coordinated Offerings.

2.3.1 Block Trade and Other Coordinated Offering Rights. Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time when an effective Registration Statement pursuant to Section 2.1 or subsequent Shelf Registration Statement is on file with the Commission, if a Demanding Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, (an “Other Coordinated Offering”), in each case, (x) with a total offering price reasonably expected to exceed, in the aggregate, $10,000,000 or (y) for all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder shall notify the Company of the Block Trade or Other Coordinated Offering at least ten (10) days prior to the proposed day such offering is to commence and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use reasonable best efforts to work with the Company and any Underwriters or brokers, sales agents or placement agents (each, a “Financial Counterparty”) prior to making such request in order to facilitate preparation of the prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.

2.3.2 Block Trade or Other Coordinated Offering Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to withdraw from such Block Trade or Other Coordinated Offering for any or no reason whatsoever upon written notification to the Company, the Underwriter or Underwriters (if any) and Financial Counterparty (if any). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this subsection 2.3.2.

2.3.3 Piggyback Registration. Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to Section 2.3 of this Agreement.

2.3.4 Underwriters and Financial Counterparty. The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and Financial Counterparty (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.3.5 Maximum Demands. A Holder in the aggregate may demand no more than four (4) Block Trades or Other Coordinated Offerings pursuant to this Section 2.3 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.3 shall not be counted as an Underwritten Offering pursuant to an Underwritten Demand effected under Section 2.1 of this Agreement.

Section 2.4 Restrictions on Registration Rights. If (a) the Holders have requested an Underwritten Offering pursuant to an Underwritten Demand and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (b) the Holders have requested an Underwritten Offering pursuant to an Underwritten Demand and in the good faith judgment of the Board that such Underwritten Offering would be materially detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement or the undertaking of such Underwritten Offering at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be materially detrimental to the Company for such Registration Statement to be filed or to undertake such Underwritten Offering in the near future and that it is therefore essential to defer the filing of such

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Registration Statement or undertaking of such Underwritten Offering. In such event, the Company shall have the right to defer such filing or offering for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any twelve (12)-month period.

Section 2.5 Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement on Form S-3 filed pursuant to this Article II is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires a Holder to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof (or in the case of the Commission requiring a Holder to be named as an “underwriter,” the Holders) and (ii) use reasonable best efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” The Holders whose Registrable Securities are subject to such position of the Commission shall have the right to select one (1) legal counsel designated by the holders of a majority of the Registrable Securities subject to such position of the Commission (at the Company’s sole cost and expense) to review and oversee any registration or matters pursuant to this Section 2.5, including participation in any meetings or discussions with the Commission regarding the Commission’s position and to comment on any written submission made to the Commission with respect thereto. No such written submission regarding the Holders with respect to this matter shall be made to the Commission to which the applicable Holders’ counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.5, the Commission refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. In the event of a share removal pursuant to this Section 2.5, the Company shall give the applicable Holders at least five (5) days’ prior written notice along with the calculations as to such Holder’s allotment. Any removal of shares of the Holders pursuant to this Section 2.5 shall be allocated between the Holders on a Pro Rata basis based on the aggregate amount of Registrable Securities held by the Holders. In the event of a share removal of the Holders pursuant to this Section 2.5, the Company shall promptly register the resale of any Removed Shares pursuant to Section 2.1.1 hereof and in no event shall the filing of such Registration Statement on Form S-1 or subsequent Registration Statement on Form S-3 filed pursuant to the terms of Section 2.1.1 be counted as an Underwritten Offering pursuant to an Underwritten Demand effected under Section 2.1 of this Agreement. Until such time as the Company has registered all of the Removed Shares for resale pursuant to Rule 415 on an effective Registration Statement, the Company shall not be able to defer the filing of a Registration Statement pursuant to Section 2.4 hereof.

ARTICLE III
COMPANY PROCEDURES

Section 3.1 General Procedures. The Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible and to the extent applicable:

3.1.1 prepare and file with the Commission, within the time period required by subsection 2.1.1, a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective, including filing a replacement Registration Statement, if necessary, until all Registrable Securities covered by such Registration Statement have been sold or are no longer outstanding (such period, the “Effectiveness Period”);

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Demanding Holders or any Underwriter or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer outstanding;

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3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration or Underwritten Offering, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.4 notify the Holders whose Registrable Securities are included in a Registration Statement promptly in all events within five (5) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post- effective amendment to such Registration Statement becomes effective; and (iii) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain a Misstatement, and promptly make available to the Holders whose Registrable Securities are included in such Registration Statement any such supplement or amendment;

3.1.5 prior to any Registration of Registrable Securities, use its best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.6 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.7 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.8 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.9 during the Effectiveness Period, furnish a conformed copy of each filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, promptly after such filing of such documents with the Commission to each seller of such Registrable Securities or its counsel; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.10 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act;

3.1.11 subject to the provisions of this Agreement, notify the Holders of the happening of any event as a result of which a Misstatement exists, and then to correct such Misstatement as set forth in Section 3.4 of this Agreement;

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3.1.12 permit a representative of the Holders (such representative to be selected by a majority of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriters to participate, at each such person’s own expense, in the preparation of the Registration Statement or the Prospectus, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information; and provided further, the Company may not include the name of any Holder or Underwriter or any information regarding any Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Holder or Underwriter and providing each such Holder or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments the Company shall include unless contrary to applicable law;

3.1.13 obtain a comfort letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by comfort letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.14 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to such placement agent, sales agent or Underwriter;

3.1.15 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.16 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.17 use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.18 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

Section 3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.4 Suspension of Sales. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to (a) delay or postpone the (i) initial effectiveness of any Registration Statement or (ii) launch of any Underwritten Offering, in each case, filed or requested pursuant to this Agreement, and (b) from time to time to require the Holders not to sell under any Registration Statement or Prospectus or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has

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occurred, which negotiation, consummation or event, the Board reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the applicable Registration Statement or Prospectus of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement or Prospectus would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement or Prospectus to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend a Registration Statement, Prospectus or Underwritten Offering on more than two occasions, for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of a Suspension Event while a Registration Statement filed pursuant to this Agreement is effective or if as a result of a Suspension Event a Misstatement exists, each Holder agrees that (i) it will immediately discontinue offers and sales of Registrable Securities under each Registration Statement filed pursuant to this Agreement until the Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the relevant misstatements or omissions and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales and (ii) it will maintain the confidentiality of information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Holders will deliver to the Company or, in Holders’ sole discretion destroy, all copies of each Prospectus covering Registrable Securities in Holders’ possession; provided, however, that this obligation to deliver or destroy shall not apply (A) to the extent the Holders are required to retain a copy of such Prospectus (x) to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

Section 3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) (collectively, the “Holder Indemnified Persons”) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and inclusive of all reasonable attorneys’ fees arising out of the enforcement of each such persons’ rights under this Section 4.1) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such Holder Indemnified Person specifically for use therein.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall, severally and not jointly, indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and inclusive of all reasonable attorneys’ fees arising out of the enforcement of each such persons’ rights under this Section 4.1) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not

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misleading, but only to the extent that the same are made in reliance on and in conformity with information relating to the Holder so furnished in writing to the Company by or on behalf of such Holder specifically for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

4.1.3 Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under Section 4.1 of this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall to the extent permitted by law contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 of this Agreement, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
MISCELLANEOUS

Section 5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is

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mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Global Gas Corporation, [address], Attention: [            ], E-mail: [            ], and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

Section 5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company and the Holders of Registrable Securities, as the case may be, hereunder may not be assigned or delegated by the Company or the Holders of Registrable Securities, as the case may be, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound as a Holder by equivalent transfer restrictions as such Registrable Securities were subject to prior to such assignment or delegation as set forth in this Agreement.

5.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.3 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto or do not hereafter become a party to this Agreement pursuant to Section 5.2 of this Agreement.

5.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (a) written notice provided in accordance with Section 5.1 of this Agreement and (b) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

Section 5.3 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in multiple counterparts (including facsimile, electronic signature or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

Section 5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

Section 5.5 Waiver of Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties relating to the subject matter hereof.

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Section 5.7 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that affects either of (x) the Existing Holders as a group or (y) the New Holders as a group, respectively, in a manner that is materially different from any other Holders, as applicable, shall require the prior written consent of (1) a majority-in-interest of the Registrable Securities held by such Existing Holders or (2) a majority-in-interest of the Registrable Securities held by such New Holders, as applicable, prior to entering into such amendment or waiver; provided, further, that notwithstanding the foregoing, any amendment hereto or waiver hereof that affects one Holder or group of affiliated Holders, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder or group of affiliated Holders so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

Section 5.8 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

Section 5.9 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Holders may proceed to protect and enforce their rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

Section 5.10 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

Section 5.11 Other Registration Rights. The Company represents and warrants that no person, other than (a) a Holder of Registrable Securities and (b) the holders of the Company’s warrants pursuant to that certain Warrant Agreement, dated as of December 17, 2020, by and between the Company and Continental Stock Transfer & Trust Company, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. The Company and all of the Existing Holders hereby acknowledge and agree that this Agreement supersedes the Existing Registration Rights Agreement in its entirety and the Existing Registration Rights Agreement is hereby terminated. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. From and after the date of this Agreement and except for any agreement entered into in connection with the transactions contemplated by the Purchase Agreement, the Company shall not, without the approval of the Holders of a majority-in-interest of the

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Registrable Securities, enter into any agreement with any holder or prospective holder of any Registrable Securities that would grant such holder or prospective holder any registration rights more favorable in any material respect than those rights granted pursuant to this Agreement.

Section 5.12 Term. This Agreement shall terminate upon the earlier of (a) the tenth anniversary of the date of this Agreement and (b) with respect to any Holder, the date as of which such Holder ceases to hold any Registrable Securities. The provisions of Article V shall survive any termination.

Section 5.13 Legend Removal. If a Holder holds Registrable Securities that are eligible to be sold without restriction under Rule 144 under the Securities Act (other than the restriction set forth under Rule 144(i)) or pursuant to an effective Registration Statement, then, at such Holder’s request, accompanied by such additional representations and other documents as the Company shall reasonably request, the Company shall cause the Company’s transfer agent to remove any restrictive legend set forth on the Registrable Securities held by such Holder in connection with any sale of such Registrable Securities pursuant to Rule 144 or the effective Registration Statement, as applicable (including, if required by the Company’s transfer agent, by delivering to the Company’s transfer agent a direction letter and opinion of counsel).

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:
Global Gas Corporation., a Delaware corporation
By:
	Name:	Carter Glatt
	Title:	Chief Executive Officer
EXISTING HOLDERS:
DUNE ACQUISITION HOLDINGS LLC, a Delaware limited liability company
By:
Name:
Title:
By:
Name:
Title:
By:
Name:
Title:

Signature Page to
Registration Rights Agreement

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:
WILLIAM BENNETT NANCE, JR.
By:
SERGIO MARTINEZ
By:
BARBARA GUAY MARTINEZ
By:

Signature Page to
Registration Rights Agreement

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Annex H

NOMINATION AGREEMENT

This NOMINATION AGREEMENT (this “Agreement”), dated as of [ ], 2023, is entered into by and among Global Gas Corporation, a Delaware corporation (the “Company”), Dune Acquisition Holdings LLC, a Delaware limited liability company (“Dune”), and each of the stockholders of the Company whose name appears on the signature pages hereto under “GHE Founders” (each, a “GHE Founder,” and collectively, the “GHE Founders”). The GHE Founders, Dune and the Company are collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, on May 14, 2023, the Company, Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Holdings”), William Bennett Nance, Jr., an individual (“W. Nance”), Sergio Martinez, an individual (“S. Martinez”) and Barbara Guay Martinez, an individual (“B. Martinez”, and together with W. Nance and S. Martinez, the “Sellers”) and Global Hydrogen Energy LLC, a Delaware limited liability company, entered into that certain Unit Purchase Agreement (as amended, modified, supplemented or waived from time to time, the “Purchase Agreement”);

WHEREAS, the Company’s Second Amended and Restated Certificate of Incorporation (as may be further amended, supplemented or waived in accordance with its terms, the “Charter”) provides that (a) the members of the Company’s Board of Directors (the “Board”) shall be divided into three (3) classes of directors: Class I directors who shall serve for an initial one (1)-year term (the “Class I Director”), Class II directors who shall serve for an initial two (2)-year term (the “Class II Directors”) and Class III directors who shall serve for an initial three (3)-year term (the “Class III Directors” and, collectively with the Class I Directors and the Class II Directors, the “Initial Directors”), and (b) all terms after the Initial Directors’ initial terms shall be for three (3) years;

WHEREAS, as of the date hereof, the Board consists of five (5) members, with one (1) member constituting the Class I Director, two (2) members constituting the Class II Directors and two (2) members constituting the Class III Directors;

WHEREAS, the Company desires that, after giving effect to the transactions contemplated by the Purchase Agreement, the members of the Board be appointed as set forth in this Agreement; and

WHEREAS, in connection with, and effective upon, the consummation of the transactions contemplated by the Purchase Agreement, the GHE Founders, Dune and the Company have entered into this Agreement to set forth certain understandings among such parties, including with respect to certain governance matters.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any claim, action, suit, charge, complaint, audit, investigation, arbitration or legal, judicial or administrative proceeding (whether at law or in equity) by or before any governmental authority.

“Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person. For purposes of this Agreement, no Party shall be deemed to be an Affiliate of another Party solely by reason of the execution and delivery of this Agreement.

“Affiliated Investor” means, with respect to any GHE Founder, (i) any investment fund or holding company that is directly or indirectly managed or advised by a manager or advisor of such GHE Founder and (ii) any of its Affiliates or any other Person who or which is otherwise an Affiliate of any such GHE Founder (other than the Company and its subsidiaries).

“Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote, or to direct the voting of, such security and/or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such security, as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange

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Act of 1934, as amended. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings. For the avoidance of doubt, for purposes of this Agreement, each GHE Founder is deemed to Beneficially Own the shares of Common Stock owned by it, notwithstanding the fact that such shares or other securities are subject to this Agreement.

“Closing” means the closing of the transactions contemplated by the Purchase Agreement.

“Common Stock” means the shares of Class B common stock, par value $0.0001 per share, of the Company, and any other capital stock of the Company into which such stock is reclassified or reconstituted.

“Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“GHE Family Members” means as to any GHE Founder, (a) any spouse, former spouse, sibling, niece, nephew, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of such GHE Founder; (b) any lineal descendent of such GHE Founder or any Person identified in clause (b) of this definition (and any spouse or former spouse of any such Persons, including adoptive relationships and stepchildren); (c) any trust established by, and in which at least 75% of the beneficial interest is directly or indirectly held by or for the benefit of, any such GHE Founder or one or more Persons identified in clauses (a), (b), or (f) of this definition and one or more Persons exempt from federal taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; (d) any limited liability company, partnership or other estate planning or family business vehicle of which such GHE Founder or one or more Persons identified in clauses (a), (b) or (f) of this definition serves as managing member, manager, general partner or otherwise, as applicable, and in which at least 75% of the economic interest is directly or indirectly held by or for the benefit of any one or more of such Persons; (e) any tax-exempt foundation, charitable trust, non-profit entity or other entity established by such GHE Founder or any Person identified in clauses (a), (b) or (f) of this definition, so long as the voting and disposition authority with respect to the Common Stock are controlled by or under the appointment of such GHE Founder or any Person identified in clauses (a), (b) or (f) of this definition; and (f) executors, administrators or beneficiaries of the estates of any such now or hereafter deceased Person, guardians or members of a committee for any such Person who is or becomes incompetent, or similar Persons duly authorized by law to administer the estate or assets of any such Person identified in this definition.

“GHE Group” means each of the GHE Founders and any of their respective Affiliates, Family Members and Affiliated Investors and their respective permitted assigns.

“Independent Director” means a director that qualifies as “independent” for all purposes under the rules and regulations of the applicable stock exchange on which the Common Stock is currently listed.

“Initial Share Ownership” means, with respect to any Person, the number of shares of Common Stock Beneficially Owned by such Person as of immediately following the Closing.

“Necessary Action” shall mean, with respect to any Party and a specified result, all actions (to the extent such actions are permitted by applicable law, rule or regulation and within such Party’s control) necessary to cause such result, including (i) causing the adoption of stockholders’ resolutions and amendments to the organizational documents of the Company, (ii) executing agreements and instruments, and (iii) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

Section 1.2 Rules of Construction.

(a) Unless the context requires otherwise: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (ii) references to Articles and Sections refer to articles and sections of this Agreement; (iii) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (iv) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as

Annex H-2

a whole and not to any particular provision of this Agreement; (v) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (vi) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (vii) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; and (viii) references to any Person include such Person’s successors and permitted assigns.

(b) The headings in this Agreement are for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

(c) This Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party that drafted or caused this Agreement to be drafted.

ARTICLE II
VOTING AND GOVERNANCE MATTERS

Section 2.1 Designees.

(a) Upon the Closing, the Parties shall take all such action as may be necessary or appropriate so that the Board shall be initially composed as set forth in Section 7.05 of the Purchase Agreement. Subject to this Section 2.1, from the date hereof until the termination of this Agreement in accordance with its terms or, with respect to a Party, the termination of such Party’s rights hereunder:

(i) At every meeting of the Board or a committee thereof, or action by written consent, at or by which one or more Class I Directors are appointed by the Board or are nominated to stand for election and elected by stockholders of the Company, the GHE Group (for so long as the GHE Group Beneficially Owns a number of shares of Common Stock representing all of its Initial Share Ownership) shall have the right (but not the obligation) to appoint or nominate for election to the Board, as applicable, one individual, to serve as a Class I Director.

(ii) At every meeting of the Board or a committee thereof, or action by written consent, at or by which one or more Class II Directors are appointed by the Board or are nominated to stand for election and elected by stockholders of the Company, Dune (for as long as Dune Beneficially Owns a number of shares of Common Stock representing 25% or greater of its Initial Share Ownership) and the GHE Group (for so long as the GHE Group Beneficially Owns a number of shares of Common Stock representing its Initial Share Ownership) shall have the right (but not the obligation) to jointly appoint or nominate for election to the Board, as applicable, two individuals, to serve as a Class II Directors, both of whom shall be Independent Directors.

(iii) At every meeting of the Board or a committee thereof, or action by written consent, at or by which one or more Class III Directors are appointed by the Board or are nominated to stand for election and elected by stockholders of the Company, Dune (for as long as Dune Beneficially Owns a number of shares of Common Stock representing 25% or greater of] its Initial Share Ownership) shall have the right (but not the obligation) to appoint or nominate for election to the Board, as applicable, two individuals, to serve as a Class III Directors, both of whom shall be Independent Directors.

(iv) Subject to applicable laws and stock exchange regulations, for so long as (A) Dune has the right to appoint or nominate at least one (1) director to the Board under this Agreement, the Company will take all Necessary Action to cause the Board to appoint at least one (1) Class III Director to serve on each committee of the Board, and (B) the GHE Group has the right to appoint or nominate one (1) Director to the Board under this Agreement, the Company will take all Necessary Action to cause the Board to appoint the Class I Director to serve on each committee of the Board.

(v) Following the Closing and for so long as Dune is entitled to appoint or nominate any Person to the Board pursuant to this Section 2.1, the Company will take all Necessary Action to cause the Board to appoint one Class III Director to serve as Chairperson of the Board.

(b) In the event that Dune or the GHE Group has nominated fewer than the total number of designees that it shall be entitled to nominate pursuant to Section 2.1(a), then Dune and the GHE Group shall have the right, at any time and from time to time, to nominate such additional designee(s) to which it is entitled, in which case, the Company shall take all Necessary Action (to the extent permitted by applicable law and to the extent such action is consistent

Annex H-3

with the fiduciary duties of the directors under Delaware law) to cause the Board to (x) increase the size of the Board as required to enable Dune and the GHE Group, as applicable, to so nominate such additional designee(s), and (y) designate such additional designees nominated by Dune and the GHE Group, as applicable, to fill such newly created vacancy or vacancies, as applicable.

(c) The Board may increase its size in accordance with the Company’s governing documents; provided, that (i) if the number of directors is so increased, the Board will use reasonable efforts to ensure the Board has an odd number of directors and (ii) any increase in the number of directors shall result in a proportional increase in the number of Class I Directors and Class III Directors (who shall all be Independent Directors) that may be appointed pursuant to this Section 2.1, rounded up.

(d) The GHE Group and Dune shall have the exclusive right to remove the Class II Directors from the Board (including any committees thereof), and the Company shall take all Necessary Action to cause the removal of any such designee at the joint request of the GHE Group and Dune. The GHE Group and Dune shall have the exclusive right to designate directors to the Board to fill vacancies created by reason of death, removal or resignation of the Class II Directors, and the Company shall take all Necessary Action to cause any such vacancies to be filled by replacement directors jointly designated by the GHE Group and Dune, as promptly as reasonably practicable, in each case subject to any restrictions set forth in this Agreement. For the avoidance of doubt and notwithstanding anything to the contrary in this paragraph, the GHE Group shall not have the right to designate a replacement director, and the Company shall not be required to take any action to cause any vacancy to be filled by any such designee, to the extent that election or appointment of such designee to the Board would result in a number of directors designated by the GHE Group in excess of the number of directors that it is then entitled to designate for membership on the Board pursuant to this Agreement. Except as set forth above, the appointment of directors to fill any Board vacancies will be the responsibility of the Nominating and Governance Committee of the Board and the Board.

(e) The Company agrees to take all Necessary Action to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors the Persons designated pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof.

(f) Upon any decrease in the number of directors that the GHE Group is entitled to designate for nomination to the Board, the GHE Group shall cause the appropriate number of directors designated by the GHE Group to offer to tender their resignation, effective immediately, which offer shall be accepted by the Company at the discretion of the Nominating and Governance Committee of the Board (and to the extent the Company accepts any such resignation, the corresponding vacancy on the Board shall be filled in accordance with the Company’s governing documents).

(g) The GHE Group or Dune shall take all Necessary Action to cause any of the respective directors designated by the GHE Group or Dune, as applicable, to resign promptly from the Board if such director, as determined by the Board in good faith after consultation with outside legal counsel, (i) is prohibited or disqualified from serving as a director of the Company under any rule or regulation of the SEC, the stock exchange on which the Common Stock is listed, or by applicable law, (ii) has engaged in acts or omissions constituting a breach of such director’s fiduciary duties to the Company and its stockholders or (iii) has engaged in acts or omissions that involve intentional misconduct or an intentional violation of law; provided, however, that, subject to the limitations set forth in this Section 2.1, the GHE Group or Dune, as applicable, shall have the right to replace such resigning director with a director, such newly named director to be appointed promptly to the Board in place of the resigning director in the manner set forth in the Company’s governing documents for filling vacancies on the Board.

(h) Any right of the GHE Group under this Agreement shall be deemed to be exercised if approved by the holders of a majority of the Common Stock held by the GHE Group at the time of determination.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each of the Parties hereby represents and warrants to each other Party to this Agreement that as of the date such Party executes this Agreement:

Section 3.1 Existence; Authority; Enforceability. If such Party is not an individual, such Party has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or

Annex H-4

formation, and has the power and authority to enter into this Agreement and to carry out its obligations hereunder, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. If such Party is an individual, such Party has the authority to enter into, deliver and perform its obligations under this Agreement. This Agreement has been duly executed by such Party and constitutes its legal, valid and binding obligations, enforceable against such Party in accordance with its terms.

Section 3.2 Absence of Conflicts. The execution and delivery by such Party of this Agreement and the performance of its obligations hereunder does not and will not (a) if such Party is not an individual, conflict with, or result in the breach of any provision of the constitutive documents of such Party; (b) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such Party is a party or by which such Party’s assets or operations are bound or affected; or (c) violate any law applicable to such Party.

Section 3.3 Consents. The execution and delivery by such Party of this Agreement and the performance of its obligations hereunder does not and will not (a) if such Party is not an individual, conflict with, or result in the breach of any provision of the constitutive documents of such Party; (b) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such Party is a party or by which such Party’s assets or operations are bound or affected; or (c) violate any law applicable to such Party.

ARTICLE IV
INFORMATION

Section 4.1 Sharing of Information. The Class I Director (to the extent appointed or nominated by the GHE Group hereunder) is permitted to disclose to the GHE Group (and its Affiliates), and each of the Class III Directors (to the extent appointed or nominated by Dune hereunder) is permitted to disclose to Dune and its Affiliates, as applicable, information about the Company and its Affiliates that he or she receives as a result of being a director. Each of the GHE Founders and Dune recognizes that it, or its respective Affiliates and representatives, has acquired or will acquire confidential, non-public information (“Confidential Information”) about the Company and its subsidiaries the use or disclosure of which could cause the Company substantial loss and damages that could not be readily calculated and for which no remedy at law would be adequate. Accordingly, each of the GHE Founders and Dune covenants and agrees with the Company that it will not (and will cause its respective Affiliates and representatives not to) at any time, except with the prior written consent of the Company, directly or indirectly, disclose any Confidential Information known to it, unless (i) such information becomes known to the public through no fault of its own or its representatives, (ii) disclosure is required by applicable law or court of competent jurisdiction or requested by a governmental entity, provided that it promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure, (iii) such information was available or becomes available to it before, on or after the date hereof, without restriction, from a source (other than the Company) without any breach of duty to the Company or (iv) such information was independently developed by the it or its representatives without the use of the Confidential Information.

ARTICLE V
EFFECTIVENESS AND TERMINATION

Section 5.1 Termination. This Agreement shall terminate automatically as to the GHE Group at such time as the GHE Group no longer has any rights to nominate any directors pursuant to Section 2.1; provided, however, each GHE Founder may in his or her sole discretion elect to terminate this Agreement as to himself or herself and his or her Affiliates, Family Members and Affiliated Investors if such GHE Founder (together with such GHE Founder’s respective Affiliates, Family Members and Affiliated Investors) no longer Beneficially Owns one percent (1%) or more of the outstanding voting stock of the Company. This Agreement shall terminate automatically as to the Dune at such time as Dune no longer has any rights to nominate any directors pursuant to Section 2.1.

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ARTICLE VI
MISCELLANEOUS

Section 6.1 Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following business day), addressed as follows:

If to the Company, to:

Global Gas Corporation
[Address]
Attention: [ _____]
Telephone: [ _____]
E-mail: [ _____]

with a copy (which shall not constitute notice) to:

Alston & Bird LLP
90 Park Avenue
New York, NY 10016
Attn: Matthew Mamak
Facsimile: (212) 922-3952
Email: Matthew.Mamak@alston.com

(a) If to the GHE Founders, to the addresses set forth on Exhibit A hereto or to such other address or addresses as the Parties may from time to time designate in writing. Without limiting the foregoing, any Party may give any notice, request, instruction, demand, document or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice, request, instruction, demand, document or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.

Section 6.2 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

Section 6.3 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.4 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement among the Parties relating to the subject matter hereof and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective subsidiaries relating to the subject matter hereof. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

Section 6.5 Further Assurances. Each Party shall, on the request of any other Party, execute such further documents, and perform such further acts, as may be reasonably necessary or appropriate to give full effect to the allocation of rights, benefits, obligations and liabilities contemplated by this Agreement.

Annex H-6

Section 6.6 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the internal substantive laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

Section 6.7 Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur if the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The Parties acknowledge and agree that no Party, in seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 6.7, shall be required to provide any bond or other security in connection with any such injunction.

Section 6.8 Consent To Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement may be brought in federal and state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 6.8. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT.

Section 6.9 Amendments; Waivers.

(a) This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement.

(b) At any time and from time to time, any Party hereto may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the any other Party, as applicable and (b) subject to the requirements of applicable law, waive compliance by any other Party with any of the agreements or conditions contained herein applicable to such Party. Any agreement to any such extension or waiver will be valid only if set forth in an instrument in writing signed by the waiving Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

Section 6.10 Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 6.10 shall be null and void, ab initio.

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Section 6.11 No Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Parties under this Agreement of or for any claim based on, arising out of, or related to this Agreement.

[Signature page follows.]

Annex H-8

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:
Global Gas Corporation
By:
Name:
Title:
DUNE:
Dune Acquisition Holdings LLC
By:
Name:
Title:

[Signature Page to Nomination Agreement]

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GHE FOUNDERS:
By:
Name:	William Bennett Nance, Jr.
By:
Name:	Sergio Martinez
By:
Name:	Barbara Guay Martinez

[Signature Page to Nomination Agreement]
Annex H-10

EXHIBIT A

GHE Founders	Address
William Bennett Nance, Jr.	[•]
Sergio Martinez	[•]
Barbara Guay Martinez	[•]

Annex H-11

Annex I

Global Gas Corporation

2023 LONG TERM INCENTIVE PLAN

1. Purpose. The purpose of the Global Gas Corporation 2023 Long Term Incentive Plan (the “Plan”) is to provide a means through which (a) Dune Acquisition Corporation, a Delaware corporation (the “Company”), and its Affiliates may attract, retain and motivate qualified persons as employees, directors, consultants, and other individual service providers, thereby enhancing the profitable growth of the Company and its Affiliates and (b) persons upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the Company and its Affiliates. Accordingly, the Plan provides for the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards, or any combination of the foregoing, as determined by the Committee in its sole discretion.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means, with respect to any person or entity, any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization that, directly or indirectly, controls, is controlled by, or is under common control with, such person or entity. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.

(b) “ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, as amended or any successor accounting standard.

(c) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock Award, Dividend Equivalent, Other Stock-Based Award, Cash Award, or Substitute Award, together with any other right or interest, granted under the Plan.

(d) “Award Agreement” means any written instrument (including any employment, severance or change in control agreement) that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award, in addition to those set forth under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Award” means an Award denominated in cash granted under Section 6(i).

(g) “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events after the Effective Date:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than the GHE Group) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then-outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or its subsidiaries, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (D) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below;

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(ii) The individuals constituting the Board on the Effective Date (the “Incumbent Directors”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least two-thirds of the Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as used in Section 13(d) of the Exchange Act), in each case, other than the Board, which individual, for the avoidance of doubt, shall not be deemed to be an Incumbent Director for purposes of this definition, regardless of whether such individual was approved by a vote of at least two-thirds of the Incumbent Directors;

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then- outstanding shares of common stock or common equity interests and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company, its subsidiaries and any employee benefit plan (or related trust) sponsored or maintained by the Company or the entity resulting from such Business Combination (or any entity controlled by either the Company or the entity resulting from such Business Combination), beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or common equity interests of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or other governing body of such entity except to the extent that such ownership results solely from direct or indirect ownership of the Company that existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or similar governing body of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding any provision of this Section 2(g), for purposes of an Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules, to the extent the impact of a Change in Control on such Award would subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules, a Change in Control described in subsection (i), (ii), (iii) or (iv) above with respect to such Award will mean both a Change in Control and a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of the Nonqualified Deferred Compensation Rules as applied to the Company.

(h) “Change in Control Price” means the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever the Committee determines is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change in Control or other event without regard to assets sold in the Change in Control or other event and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control or other event takes place or (v) if such Change in Control or other event occurs other than pursuant to a transaction described in clauses (i), (ii), (iii) or (iv) of this Section 2(h), the value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in

Annex I-2

this Section 2(h) or in Section 8(e) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(j) “Committee” means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Qualified Members.

(k) “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(l) “Effective Date” means [•], 2023.2

(m) “Eligible Person” means any individual who, as of the date of grant of an Award, is an officer or employee of the Company or of any Affiliate, and any other person who provides services to the Company or any Affiliate, including directors of the Company; provided, however, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Stock. An employee on leave of absence may be an Eligible Person.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

(o) “Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on such date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded on or preceding the specified date; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the Nonqualified Deferred Compensation Rules. Notwithstanding this definition of Fair Market Value, with respect to one or more Award types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may elect to choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with the Nonqualified Deferred Compensation Rules and all other applicable laws and regulations.

(p) “GHE Family Members” means (a) William Bennett Nance, Jr., Sergio Martinez or Barbara Guay Martinez, (b) any spouse, former spouse, sibling, niece, nephew, son- in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of any person named in clause (a); (c) any lineal descendent of any person identified in clause (a) or (b) and any spouse or former spouse of any such Person, including adoptive relationships and stepchildren; (d) any trust established by, and in which at least 75% of the beneficial interest is directly or indirectly held by or for the benefit of, any one or more Persons identified in clauses(a), (b), (c) or (g) of this definition and one or more Persons exempt from federal taxation under Section 501(c)(3) of the Code; (e) any limited liability company, partnership or other estate planning or family business vehicle of which one or more Persons identified in clauses (a), (b), (c) or (g) of this definition serves as managing member, manager, general partner or otherwise, as applicable, and in which at least 75% of the economic interest is directly or indirectly held by or for the benefit of any one or more of such Persons; (f) any tax-exempt foundation, charitable trust, non-profit entity or other entity established by any person or entity identified in clauses (a), (b), (c) or (g) of this definition, so long as the voting and disposition authority with respect to the Common Stock are controlled by or under the appointment of any person or entity identified in

____________

2       [NTD: To be the closing date.]

Annex I-3

clauses (a), (b), (c) or (g) of this definition; and (g) executors, administrators or beneficiaries of the estates of any such now or hereafter deceased Person, guardians or members of a committee for any such Person who is or becomes incompetent, or similar Persons duly authorized by law to administer the estate or assets of any such Person identified in this definition.

(q) “GHE Group” means the GHE Family Members and their respective Affiliates.

(r) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(s) “Nonqualified Deferred Compensation Rules” means the limitations and requirements of Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(t) “Nonstatutory Option” means an Option that is not an ISO.

(u) “Option” means a right, granted to an Eligible Person under Section 6(b), to purchase Stock at a specified price during specified time periods, which may either be an ISO or a Nonstatutory Option.

(v) “Other Stock-Based Award” means an Award granted to an Eligible Person under Section 6(h).

(w) “Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(x) “Qualified Member” means a member of the Board who is (i) a “non- employee director” within the meaning of Rule 16b-3(b)(3), and (ii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

(y) “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) that is subject to certain restrictions and to a risk of forfeiture.

(z) “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).

(aa) “Rule 16b-3” means Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act.

(bb) “SAR” means a stock appreciation right granted to an Eligible Person under Section 6(c).

(cc) “SEC” means the Securities and Exchange Commission.

(dd) “Securities Act” means the Securities Act of 1933, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

(ee) “Stock” means the Company’s Class A Common Stock, par value $0.0001 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8.

(ff) “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f).

(gg) “Substitute Award” means an Award granted under Section 6(j).

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to:

(i) designate Eligible Persons as Participants;

(ii) determine the type or types of Awards to be granted to an Eligible Person;

Annex I-4

(iii) determine the number of shares of Stock or amount of cash to be covered by Awards;

(iv) determine the terms and conditions of any Award, including whether, to what extent and under what circumstances Awards may be vested, settled, exercised, cancelled or forfeited (including conditions based on continued employment or service requirements or the achievement of one or more performance goals);

(v) modify, waive or adjust any term or condition of an Award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), early termination of a performance period, or modification of any other condition or limitation regarding an Award;

(vi) determine the treatment of an Award upon a termination of employment or other service relationship;

(vii) impose a holding period with respect to an Award or the shares of Stock received in connection with an Award;

(viii) interpret and administer the Plan and any Award Agreement;

(ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Affiliates, stockholders, Participants, beneficiaries, and permitted transferees under Section 7(a) or other persons claiming rights from or through a Participant. The Committee’s determinations need not be uniform with respect to Participants, and need not apply consistently across Awards.

(b) Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company.

(c) Delegation of Authority. The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided, that such delegation does not (i) violate state or corporate law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Stock.

(d) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the

Annex I-5

administration of the Plan. Members of the Committee and any officer or employee of the Company or any Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

(e) Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any Affiliate operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4. Stock Subject to the Plan.

(a) Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with Section 8, the total number of shares of Stock reserved and available for delivery with respect to Awards under the Plan is equal to 900,000 shares of Stock (of which, 225,000 shares of Stock shall be reserved for individual consultants of the Company), and such number of shares of Stock shall be available for the issuance of shares upon the exercise of ISOs.

(b) Application of Limitation to Grants of Awards. Subject to Section 4(c), no Award may be granted if the number of shares of Stock that may be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards. If all or any portion of an Award expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, the shares of Stock subject to such Award (including (i) shares forfeited with respect to Restricted Stock, and (ii) the number of shares withheld or surrendered to the Company in payment of any exercise or purchase price of an Award or taxes relating to Awards) shall not be considered “delivered shares” under the Plan, shall be available for delivery with respect to Awards. If an Award may be settled only in cash, such Award need not be counted against any share limit under this Section 4.

(d) Shares Available Following Certain Transactions. Substitute Awards granted in accordance with applicable stock exchange requirements and in substitution or exchange for awards previously granted by a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines shall not reduce the shares authorized for issuance under the Plan or the limitations on grants to non-employee members of the Board under Section 5(b), nor shall shares subject to such Substitute Awards be added to the shares available for issuance under the Plan as provided above (whether or not such Substitute Awards are later cancelled, forfeited or otherwise terminated).

(e) Stock Offered. The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

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5. Eligibility; Award Limitations for Non-Employee Members of the Board.

(a) Awards may be granted under the Plan only to Eligible Persons.

(b) In each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not be granted Awards for such individual’s service on the Board having a value (determined, if applicable, pursuant to ASC Topic 718) on the date of grant in excess of $100,000 (for any non-employee member of the Board, not including the Chairman of the Board), and $125,000 (for any non-employee Chairman of the Board); provided, that for any calendar year in which a non-employee member of the Board (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, additional Awards may be granted to such non-employee member of the Board in excess of such limit; provided, further, that the limit set forth in this Section 5(b) shall be applied without regard to (A) cash fees paid to a non-employee member of the Board during such calendar year (or grants of Awards, if any, made to a non-employee member of the Board in lieu of all or any portion of such cash fees) or (B) grants of Awards, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or any Affiliate or was otherwise providing services to the Company or to any Affiliate other than in the capacity as a director of the Company.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including subjecting such awards to service- or performance-based vesting conditions. Without limiting the scope of the preceding sentence, with respect to any performance-based conditions, (i) the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to an Award, and (ii) any such performance goals may relate to the performance of the Participant, the Company (on a consolidated basis), or to specified subsidiaries, business or geographical units or operating areas of the Company, (iii) the performance period or periods over which performance goals will be measured shall be established by the Committee, and (iv) any such performance goals and performance periods may differ among Awards granted to any one Participant or to different Participants. Except as otherwise provided in an Award Agreement, the Committee may exercise its discretion to reduce or increase the amounts payable under any Award.

(b) Options. The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Options, to Eligible Persons on the following terms and conditions:

(i) Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”) established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the Exercise Price of an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, 110% of the Fair Market Value per share of the Stock on the date of grant). Notwithstanding the foregoing, the Exercise Price of a Nonstatutory Option may be less than 100% of the Fair Market Value per share of Stock as of the date of grant of the Option if the Option (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.

(ii) Time and Method of Exercise; Other Terms. The Committee shall determine the methods by which the Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless exercise, i.e., “net settlement”, a broker-assisted exercise, or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Affiliate, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d), and any other terms and conditions of any Option.

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In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued based on the Stock’s Fair Market Value as of the date of exercise. No Option may be exercisable for a period of more than ten years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, for a period of more than five years following the date of grant of the ISO).

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or any subsidiary corporation of the Company. Except as otherwise provided in Section 8, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless notice has been provided to the Participant that such change will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock options of the Company or a parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code, such excess shall be treated as Nonstatutory Options in accordance with the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISO is granted. If a Participant shall make any disposition of shares of Stock issued pursuant to an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within the time provided to do so in the applicable award agreement.

(c) SARs. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

(i) Right to Payment. An SAR is a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii) Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR. Notwithstanding the foregoing, the grant price of an SAR may be less than 100% of the Fair Market Value per share of Stock subject to an SAR as of the date of grant of the SAR if the SAR (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.

(iii) Method of Exercise and Settlement; Other Terms. The Committee shall determine the form of consideration payable upon settlement, the method by or forms in which Stock (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or granted in tandem with other Awards. No SAR may be exercisable for a period of more than ten years following the date of grant of the SAR.

(iv) Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.

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(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i) Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose. Except as provided in Sections 7(a)(iii) and 7(a)(iv), during the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hedged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may allow a Participant to elect, or may require, that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards or deferred without interest to the date of vesting of the associated Award of Restricted Stock. Unless otherwise determined by the Committee and specified in the applicable Award Agreement, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons on the following terms and conditions:

(i) Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose.

(ii) Settlement. Settlement of vested Restricted Stock Units shall occur upon vesting or upon expiration of the deferral period specified for such Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be settled by delivery of (A) a number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(f) Stock Awards. The Committee is authorized to grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation any such Eligible Person is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons, entitling any such Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of, or the performance of, specified Affiliates. The Committee shall determine the terms and conditions of such Other Stock- Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Stock, other Awards, or other property, as the Committee shall determine.

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(i) Cash Awards. The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate, including for purposes of any annual or short-term incentive or other bonus program.

(j) Substitute Awards; No Repricing. Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or an Affiliate or any other right of an Eligible Person to receive payment from the Company or an Affiliate. Awards may also be granted under the Plan in substitution for awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate. Such Substitute Awards referred to in the immediately preceding sentence that are Options or SARs may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules, Section 424 of the Code and the Guidance and regulations promulgated thereunder, if applicable, and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8, without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the Exercise Price or grant price of an outstanding Option or SAR, (ii) grant a new Option or SAR in substitution for, or upon the cancellation of, any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price thereof, (iii) exchange any Option or SAR for Stock, cash or other consideration when the Exercise Price or grant price per share of Stock under such Option or SAR exceeds the Fair Market Value of a share of Stock or (iv) take any other action that would be considered a “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange on which the Stock is listed (if any).

7. Certain Provisions Applicable to Awards.

(a) Limit on Transfer of Awards.

(i) Except as provided in Sections 7(a)(iii) and (iv), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 7(a), an ISO shall not be transferable other than by will or the laws of descent and distribution.

(ii) Except as provided in Sections 7(a)(i), (iii) and (iv), no Award, other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(iii) To the extent specifically provided by the Committee and permitted pursuant to Form S-8 and the instructions thereto, an Award may be transferred by a Participant on such terms and conditions as the Committee may from time to time establish; provided, however, that no Award (other than a Stock Award) may be transferred to a third-party financial institution for value.

(iv) An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.

(b) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Affiliates upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(c) Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise, and shall be subject to such

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stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. Further, if certificates representing Restricted Stock are registered in the name of the Participant, the Company may retain physical possession of the certificates and may require that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock.

(d) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.

(e) Additional Agreements. Each Eligible Person to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and the Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

8. Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.

(a) Existence of Plans and Awards. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, including upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.

(c) Subdivision or Consolidation of Shares. The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:

(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions; provided, however, that in the case of an extraordinary cash dividend that is not an Adjustment Event, the adjustment to the number of shares of Stock and the Exercise Price or grant price, as applicable, with respect to an outstanding Option or SAR may be made in such other manner as the Committee may determine that is permitted pursuant to applicable tax and other laws, rules and regulations. Notwithstanding the foregoing, Awards that already have a right to receive extraordinary cash dividends as a result of Dividend Equivalents or other dividend rights will not be adjusted as a result of an extraordinary cash dividend.

(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be decreased proportionately, and (C) the price (including the Exercise Price or grant

Annex I-11

price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(d) Recapitalization. In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary or otherwise not required (each such an event, an “Adjustment Event”), then the Committee shall equitably adjust (i) the aggregate number or kind of shares that thereafter may be delivered under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the terms and conditions of Awards, including the purchase price or Exercise Price of Awards and performance goals, as applicable, and (iv) the applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) to equitably reflect such Adjustment Event (“Equitable Adjustments”). In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would not be considered an Adjustment Event, and is not otherwise addressed in this Section 8, the Committee shall have complete discretion to make Equitable Adjustments (if any) in such manner as it deems appropriate with respect to such other event.

(e) Change in Control and Other Events. In the event of a Change in Control or other changes in the Company or the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change occurring after the date of the grant of any Award, the Committee, acting in its sole discretion without the consent or approval of any holder, may exercise any power enumerated in Section 3 (including the power to accelerate vesting, waive any forfeiture conditions or otherwise modify or adjust any other condition or limitation regarding an Award) and may also effect one or more of the following alternatives, which may vary among individual holders and which may vary among Awards held by any individual holder:

(i) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate;

(ii) redeem in whole or in part outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable) as of a date, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay to each holder an amount of cash or other consideration per Award (other than a Dividend Equivalent or Cash Award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the Change in Control Price, less the Exercise Price with respect to an Option and less the grant price with respect to an SAR, as applicable to such Awards; provided, however, that to the extent the Exercise Price of an Option or the grant price of an SAR exceeds the Change in Control Price, such Award may be cancelled for no consideration;

(iii) cancel Awards that remain subject to a restricted period as of the date of a Change in Control or other such event without payment of any consideration to the Participant for such Awards; or

(iv) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control or other such event (including the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof);

provided, however, that so long as the event is not an Adjustment Event, the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding. If an Adjustment Event occurs, this Section 8(e) shall only apply to the extent it is not in conflict with Section 8(d).

9. General Provisions.

(a) Tax Withholding. The Company and any Affiliate are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, the Affiliates and Participants to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Committee. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the

Annex I-12

delivery of cash or cash equivalents, Stock (including through delivery of previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by either a committee made up of solely two or more Qualified Members or the full Board. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.

(b) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any Affiliate, (ii) interfering in any way with the right of the Company or any Affiliate to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(c) Governing Law; Submission to Jurisdiction. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock. With respect to any claim or dispute related to or arising under the Plan, the Company and each Participant who accepts an Award hereby consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Wilmington, Delaware.

(d) Severability and Reformation. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to ISOs), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code, in each case, only to the extent Rule 16b-3 and such sections of the Code are applicable. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

(e) Unfunded Status of Awards; No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.

(f) No exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan

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shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(g) Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be cancelled, terminated, or otherwise eliminated with or without consideration.

(h) Interpretation. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and, where appropriate, the plural shall include the singular and the singular shall include the plural. In the event of any conflict between the terms and conditions of an Award Agreement and the Plan, the provisions of the Plan shall control. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

(i) Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(j) Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the Plan shall not sell or otherwise dispose of Stock that is acquired upon grant, exercise or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the SEC or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or SAR, or at the time of any grant of any other Award, the Company may, as a condition precedent to the exercise of such Option or SAR or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including any Exercise Price, grant price, or tax withholding) is received by the Company.

(k) Section 409A of the Code. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(k) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be

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subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.

(l) Clawback. The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy. No recovery of cash payments or shares of Common Stock under such clawback policy will be an event giving rise to a right to resign for “good reason” or assert “constructive termination” (or any similar term) under any agreement with the Company or any subsidiary.

(m) Status under ERISA. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(n) Plan Effective Date and Term. The Plan was adopted by the Board to be effective on the Effective Date. No Awards may be granted under the Plan on and after the tenth anniversary of the Effective Date. However, any Award granted prior to such termination (or any earlier termination pursuant to Section 10), and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination until the final disposition of such Award.

10. Amendments to the Plan and Awards. The Committee may amend, alter, suspend, discontinue or terminate any Award or Award Agreement, the Plan or the Committee’s authority to grant Awards without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Committee may otherwise, in its discretion, determine to submit other changes to the Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 8 will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

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Annex J

EMPLOYMENT AGREEMENT

This Employment Agreement (“Agreement”) is made and entered into on May 14, 2023 (the “Effective Date”) by and between Global Hydrogen Energy LLC, a Delaware limited liability company (the “Company”), and William Bennett Nance, Jr. (“Executive”), and is conditioned upon the occurrence of, and shall become effective concurrently with, the closing (the “Closing”) of the transactions contemplated by the Unit Purchase Agreement, by and among the Company, Dune Acquisition Corporation, a Delaware corporation (“Parent”), Global Gas Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent (“Holdings”), and the other parties thereto, dated as of the date hereof (the “Merger Agreement”).

Agreement

1. Employment Period. Subject to the provisions for earlier termination hereinafter provided, Executive’s employment hereunder shall be for a term commencing on the Closing Date (as defined in the Merger Agreement) and ending on December 31, 2026 (such period, the “Initial Period”); provided, however, Executive’s employment hereunder (if not earlier terminated) shall automatically renew for successive 12-month following the expiration of the Initial Period and each anniversary thereafter (each such 12-month extension period, a “Renewal Period”), unless either party provides the other party with written notice, at least ninety (90) days prior to the end of the then-existing Initial Period or Renewal Period of an intent not to renew the Employment Period (a “Notice of Non-Renewal”) following the end of the then-existing Initial Period or Renewal Period, as applicable. The period that Executive is employed hereunder is referred to as the “Employment Period.”

2. Terms of Employment.

(a) Position and Duties.

(i) During the Employment Period, Executive shall serve as Chief Executive Officer of the Company and shall perform such duties as are usual and customary for such positions and such other duties as the board of directors (the “Board”) of Parent shall from time to time reasonably assign to Executive. Executive shall report directly to the Board.

(ii) During the Employment Period, Executive agrees to devote Executive’s full business time and best efforts to the performance of Executive’s duties hereunder in a manner that will faithfully and diligently further the business and interests of the Company, Parent and their respective direct and indirect subsidiaries (collectively, the Company, Parent, and their direct and indirect subsidiaries are referred to herein as the “Company Group”). Notwithstanding the foregoing, during the Employment Period it shall not be a violation of this Agreement for Executive to (A) serve on corporate, civic or charitable boards or committees consistent with Parent’s conflicts of interests policies and corporate governance guidelines in effect from time to time, (B) manage Executive’s personal investments, in each case so long as such activities do not materially interfere with the performance of Executive’s responsibilities to any member of the Company Group or breach any restrictive covenant obligation to any Company Group member (or (C) serve on other boards of director subject to the Company’s policies and procedures.

(b) Compensation.

(i) Base Salary. During the Employment Period, Executive shall receive a base salary (the “Base Salary”) at the annualized rate of $200,000, less applicable taxes and withholdings. The Base Salary shall be paid in installments at such intervals as the Company pays executive salaries generally, but not less often than monthly. During the Employment Period, the Base Salary shall be reviewed at least annually for possible increase, in the discretion of the Board. The term “Base Salary” as utilized in this Agreement shall refer to Base Salary as so adjusted.

(ii) Annual Bonus. In addition to the Base Salary, Executive shall be eligible to earn, beginning in 2024 and for each calendar year ending during the Employment Period thereafter (each, a “Bonus Year”), an annual discretionary cash performance bonus (the “Annual Bonus”). The Annual Bonus payable, if any, in respect of any Bonus Year, is subject to Executive’s continuous employment through the last day of the Bonus Year to which it relates, and shall be paid no later than the March 15 of the year immediately following the end of such Bonus Year. There are two potential tranches of the Annual Bonus based on the Free Cash Flow (as defined below) produced by the Company as of December 31st of the relevant Bonus Year (the “Fiscal Year End”). The “Free Cash Flow” shall be as defined as the Company’s net cash funds provided from Company operations, minus all Capital Expenditures (as defined below) incurred, in each case as of the relevant Fiscal Year End. For purposes of this Agreement, “Capital Expenditures”

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shall mean the sum of (i) the Company’s purchases of property, plant, and equipment (“PPE”) as of the Fiscal Year End, minus (ii) the Company’s PPE as of the prior year’s Fiscal Year End, plus (iii) the Company’s depreciation expenses as of the relevant Fiscal Year End. If the Company has produced $5 million in Free Cash Flow at Fiscal Year End, the Executive is eligible for $50,000 Annual Bonus, less applicable taxes and withholdings. If the Company has produced $10 million in Free Cash Flow at Fiscal Year End, the Executive is eligible for $100,000 Annual Bonus, less applicable taxes and withholdings. All determinations of the Free Cash Flow produced and amount of the Annual Bonus earned (if any) shall be made by the Board in its sole discretion. For the avoidance of doubt, Executive shall not be eligible to receive an Annual Bonus with respect to the 2023 calendar year.

(iii) Equity Awards. During the Employment Period, Executive shall be eligible to participate in the Dune Acquisition Corporation 2023 Long Term Incentive Plan, as amended from time to time (the “LTIP”), and any other equity incentive plan of the Company, as in effect from time to time. Such eligibility and awards granted under the LTIP or any such plan shall be subject in all respects to, and governed by, the terms and conditions set forth in the LTIP or such plan, as applicable, as in effect from time to time and the award agreement(s) evidencing any such awards. Beginning in 2024 and for each calendar year ending during the Employment Period, Executive shall be eligible for two potential tranches of awards under the LTIP (collectively, the “Equity Awards”) based on the Free Cash Flow produced by the Company at Fiscal Year End. If the Company has produced $5 million in Free Cash Flow at Fiscal Year End, then Executive shall be eligible to receive an Equity Award of 10,000 shares of Company Stock, subject to the Board’s approval and Executive’s continued employment through the issuance of any such Equity Award, which shall be March 31st of the year immediately following that in which such Equity Award was earned. If the Company has produced $10 million in Free Cash Flow at Fiscal Year End, then Executive shall be eligible to receive an Equity Award 10,000 shares of Company Stock, subject to the Board’s approval and Executive’s continued employment through the issuance of any such Equity Award, which shall be March 31st of the year immediately following that in which such Equity Award was earned. All determinations of the Free Cash Flow produced shall be made by the Board in its reasonable discretion.

(iv) Benefits. During the Employment Period, Executive shall be eligible to participate in the same benefit plans, practices, policies and programs in which similarly situated executives of the Company are eligible to participate, subject to the terms and conditions of the applicable plans, practices, policies and programs in effect from time to time. However, the Company shall not, by reason of this Section 2(b)(iv), be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any such plan, practice, policy or program, so long as such changes are similarly applicable to similarly situated executives of the Company generally.

(v) Business Expenses. During the Employment Period, subject to Section 10(e), Executive shall be entitled to receive reimbursement for all reasonable business expenses actually incurred by Executive in the performance of Executive’s duties under this Agreement so long as Executive timely submits all documentation for such expenses, as required by the applicable policy of the Company in effect from time to time. Any such reimbursement of expenses shall be made by the Company upon or as soon as practicable following receipt of such documentation (but in any event not later than the close of Executive’s taxable year following the taxable year in which the expense is incurred by Executive). In no event shall any reimbursement be made to Executive for any expenses incurred after the date of Executive’s termination of employment with the Company other than to the extent incurred with the prior written consent of the Company.

(vi) Vacation. During the Employment Period, Executive shall be entitled to paid vacation time each calendar year (pro-rated for any partial year of service) in accordance with the plans, policies, programs and practices of the Company applicable to similarly situated executives; provided, however, that Executive shall not receive less than 20 business days of paid vacation time per calendar year (except to the extent that paid vacation time is pro-rated for any partial year of service in accordance with the foregoing). Executive may carry over accrued but unused vacation time for any applicable calendar year or portion thereof for up to one (1) month after the beginning of the next calendar year, after which time such vacation time shall be forfeited unless otherwise required by applicable law.

3. Termination of Employment. Notwithstanding Section 1 above, Executive’s employment hereunder and the Employment Period may end prior to the end of any then-existing Initial Period or Renewal Period, as applicable, pursuant to any of the circumstances described in this Section 3. Executive’s employment with the Company and the Employment Period may be terminated by the Company immediately upon notice to Executive for an involuntary termination of employment for Cause (as defined below), without Cause or due to Executive’s Disability (as defined below). Executive’s employment with the Company, and the Employment Period, shall automatically terminate upon

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Executive’s death. Executive’s employment with the Company, and the Employment Period, may be terminated by Executive for (i) any reason with no less than forty- five (45) days’ advance written notice to the Company or (ii) for Good Reason in accordance with Section 3(c) below).

(a) Death or Disability. Executive’s employment hereunder shall automatically (and without any further action by any person or entity) terminate upon Executive’s death and may terminate upon notice from the Company as a result of Executive’s Disability. For purposes of this Agreement, “Disability” shall exist if the Company determines that Executive is unable, by reason of physical or mental impairment that continues for or is reasonably expected to continue for 120 consecutive days or a total of 180 days, whether or not consecutive (or for any longer period as may be required by applicable law), in any 12-month period, to fulfill Executive’s obligations hereunder (after accounting for reasonable accommodation, if applicable and required by applicable law). The Company is not, however, required to make unreasonable accommodations for Executive or accommodations that would create an undue hardship on the Company.

(b) Cause. The Company may terminate Executive’s employment hereunder at any time for Cause or without Cause. For purposes of this Agreement, “Cause” shall mean the occurrence of one or more of the following events:

(i) Executive’s failure or refusal, other than due to Disability, to perform Executive’s lawful duties or responsibilities for the Company or any member of the Company Group, which, if capable of cure, is not cured within 30 days following a written notice being delivered to Executive, which notice specifies such failure or refusal;

(ii) Executive’s indictment for any felony or other crime on account of action taken by Executive constituting the commission of, fraud, theft, embezzlement, self- dealing, misappropriation or other malfeasance in the performance of Executive’s lawful duties or responsibilities for the Company or any member of the Company Group;

(iii) Executive’s repeated refusal and failure to comply with any lawful policy of the Company or the Company Group or any reasonable directive of the Board or its designee applicable to Executive which, if capable of cure, is not cured within 30 days following a written notice being delivered to Executive, which notice specifies the applicable breach;

(iv) Executive’s commission of acts or omissions constituting gross misconduct or gross negligence in the performance of any aspect of Executive’s lawful duties or responsibilities which have or are reasonably expected to have an adverse effect on the Company Group which, if capable of cure, is not cured within 30 days following a written notice being delivered to Executive, which notice specifies the applicable act or omission;

(v) The indictment of Executive, conviction of Executive, or entry by Executive of a guilty or nolo contendere plea to any felony;

(vi) Any breach by Executive of Executive’s fiduciary duty or duty of loyalty to the Company or any member of the Company Group which, if capable of cure, is not cured within 30 days following a written notice being delivered to Executive, which notice specifies the applicable breach;

(vii) Executive’s commission of any act or omission that as of the date of such act or omission is reasonably expected to materially damage the financial condition, business or reputation of the Company Group, which, if capable of cure, is not cured within 30 days following a written notice being delivered to Executive, which notice specifies the applicable act or omission; or

(viii) Executive’s violation or breach of any restrictive covenant obligation in any material respect or any material term of this Agreement, or any other written agreement between Executive and a member of the Company Group which, if capable of cure, is not cured within 30 days following written notice thereof from the Company.

Notwithstanding anything to the contrary, Executive’s employment shall be deemed to have terminated for “Cause” if, on the date Executive’s employment terminates, facts and circumstances exist that would have justified a termination pursuant to the “Cause” grounds set forth above, even if such facts and circumstances are discovered after Executive’s termination.

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(c) Good Reason. Executive’s employment may be terminated by Executive for Good Reason or by Executive without Good Reason. For purposes of this Agreement, “Good Reason” shall mean the occurrence of any one or more of the following events without Executive’s prior consent:

(i) A material reduction in Executive’s title, duties, authority, or reporting relationships (in each case other than in conjunction with the Company’s investigating any allegation of wrongdoing against Executive); or

(ii) A reduction of Executive’s Base Salary that is greater than ten (10%) percent of the amount of such Base Salary.

For purposes of this Agreement, a termination of employment by Executive shall not be deemed to be for Good Reason unless (A) Executive gives the Company written notice describing the event or events which are the basis for such termination within ninety (90) days after the event or events occur, (B) such grounds for termination are not corrected by the Company within thirty (30) days after the Company’s receipt of such notice, and (C) Executive terminates Executive’s employment no later than forty-five (45) days after Executive provides notice to the Company in accordance with clause (A) of this paragraph.

(d) Date of Termination. “Date of Termination” means the date on which Executive’s employment terminates.

4. Obligations of the Company Upon Termination.

(a) Without Cause, for Good Reason, or Due to Company Non-Renewal. If Executive’s employment hereunder is terminated due to the Company’s termination of Executive’s employment without Cause (and not due to death or Disability), due to Executive’s resignation for Good Reason, or upon the expiration of the Initial Period or a Renewal Period following the Company’s issuance of a Notice of Non-Renewal, then Executive shall be paid or shall receive the following:

(i) The following, to the extent applicable: (A) Executive’s earned but unpaid Base Salary through the Date of Termination, (B) payment for accrued but unused vacation time existing as of the Date of Termination, (C) any earned but unpaid Annual Bonus payable to Executive pursuant to Section 2(b)(ii) above for any Bonus Year immediately preceding the year in which the Date of Termination occurs (if applicable), and (D) any vested amounts due to Executive under any plan, program or policy of the Company or Parent, to the extent not previously paid (if any) (collectively, the “Accrued Obligations”), which shall be paid or provided, in each case, in the time periods required by applicable law;

(ii) All unvested equity-based awards subject to time-based vesting granted under the Equity Plan that are held by Executive as of immediately prior to the Date of Termination shall immediately vest in full and such awards shall be eligible for settlement in accordance with the terms and conditions provided in the applicable award agreements governing such awards (the “Accelerated Vesting”), subject to Executive’s timely execution and non-revocation of a Release (as defined below);

(iii) An amount (the “Severance Amount”) equal to either:

(A) If the Date of Termination occurs outside of the period beginning on the date that is three (3) months before a Change in Control (as defined in the LTIP) and ending on the date that is twelve (12) months after a Change in Control (the “Change in Control Period”), one (1) times the Base Salary in effect on the Date of Termination, which Severance Amount shall be paid on the Company’s regular pay dates for executive employees over the twelve (12) month period beginning on the Company’s first regularly scheduled pay date that follows the date that the Release (as defined below) has been timely returned to the Company and any revocation period set forth therein has elapsed without Executive having exercised Executive’s revocation right (such first pay date, the “First Payment Date”); or

(B) If the Date of Termination occurs during the Change in Control Period, two and one half (2.5) times the Base Salary in effect on the Date of Termination, which Severance Amount shall be paid on the Company’s regular pay dates for executive employees over the thirty (30) month period beginning on the First Payment Date.

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Notwithstanding the foregoing, to the extent, if any, that the aggregate amount of the installments of the Severance Amount that would otherwise be paid pursuant to this paragraph after March 15 of the calendar year following the calendar year in which the Date of Termination occurs (the “Applicable March 15”) exceeds the maximum exemption amount under Treasury Regulation Section 1.409A- 1(b)(9)(iii)(A), then such excess shall be paid to Executive in a lump sum on the Applicable March 15 (or the first business day preceding the Applicable March 15 if the Applicable March 15 is not a business day) and the installments of the Severance Amount payable after the Applicable March 15 shall be reduced by such excess (beginning with the installment first payable after the Applicable March 15 and continuing with the next succeeding installment until the aggregate reduction equals such excess). Further, if any Severance Amount is “nonqualified deferred compensation” within the meaning of Section 409A(d)(1) of the Code (as defined in Section 5(e)(v)) and the period to consider the Release and, if applicable, revoke the Release plus the first regular payroll date thereafter spans two calendar years, then no portion of the Severance Amount shall be paid until the Company’s first payroll payment date in the year following the year in which the Date of Termination occurs, and any amount that is not paid prior to such date due to such restriction shall be paid in a lump sum along with the installment scheduled to be paid on that date; and

(iv) The COBRA Benefit (as defined below), subject to the terms and conditions set forth in Section 4(d).

For the avoidance of doubt, notwithstanding anything herein to the contrary, if Executive’s employment terminates within the three (3) month period prior to a Change in Control and, at the time the Severance Amount under Section 4(a)(iii)(B) becomes payable due to the occurrence of a Change in Control, Executive has already been paid any installments of the Severance Amount pursuant to Section 4(a)(iv)(A) (the “Prior Severance Payment”), then Executive shall only be entitled to receive an amount equal to the Severance Amount payable under Section 4(a)(iv)(B) less the Prior Severance Payment, which amount shall be paid over the remaining schedule described in Section 4(a)(iii)(B).

Further notwithstanding anything herein to the contrary, it shall be a condition to Executive’s right to receive the Severance Amount, the Accelerated Vesting, and the COBRA Benefit that Executive execute and deliver to the Company within twenty-one (21) days (or forty-five (45) days, if required by applicable law) after receipt from the Company, and not revoke in any time provided by the Company to do so (which revocation period shall not exceed seven (7) days following the date that Executive signs the Release unless otherwise required by law), a separation agreement and release of claims in a form reasonably acceptable to the Company (the “Release”), which Release shall release each member of the Company Group and their respective affiliates, and the foregoing entities’ respective shareholders, members, partners, officers, managers, directors, fiduciaries, employees, representatives, agents and benefit plans (and fiduciaries of such plans) from any and all claims, including any and all causes of action arising out of Executive’s employment with the Company and any other member of the Company Group or the termination of such employment, but excluding all claims to the Severance Amount, the Accelerated Vesting, or COBRA Benefit or any other claim that may first arise after the date the Release has been executed by Executive and all claims that may not be released pursuant to applicable law or regulation. The Release shall be provided to Executive within five (5) days following the Date of Termination.

(b) Death or Disability. If Executive’s employment hereunder is terminated by reason of Executive’s death or Disability, Executive shall be paid or shall receive:

(i) The Accrued Obligations, which shall be paid to Executive or, if applicable, Executive’s estate or beneficiaries, in the time provided by applicable law;

(ii) The Accelerated Vesting; and

(iii) The COBRA Benefit, subject to the terms and conditions set forth in Section 4(d).

Notwithstanding anything herein to the contrary, it shall be a condition to Executive’s right to receive the Accelerated Vesting, the Ongoing Vesting and the COBRA Benefit that Executive (or, if applicable, Executive’s estate) execute and deliver to the Company within twenty-one (21) days (or forty-five (45) days, if required by applicable law) after receipt from the Company, and not revoke in any time provided by the Company to do so (which potential revocation period

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shall not exceed seven (7) days after the date that Executive (or, if applicable, a representative of Executive’s estate) signs the Release, unless otherwise required by law), the Release. The Release shall be provided to Executive (or a representative of Executive’s estate) within five (5) days following the Date of Termination.

(c) Other Terminations. If Executive’s employment hereunder is terminated by the Company for Cause or by Executive without Good Reason, or upon the end of the Initial Period or a Renewal Period following Executive’s issuance of a Notice of Non-Renewal, the Company shall pay to Executive the Accrued Obligations within the thirty (30) day period following the Date of Termination or such earlier date as may be required under applicable law and shall have no further severance obligations to Executive under this Agreement.

(d) COBRA Benefit. If Executive’s employment hereunder is terminated in circumstances described in Section 4(a) or 4(b) and Executive satisfies the conditions necessary to receive the payments or benefits described in Sections 4(a) or 4(b) then, if Executive timely elects to continue coverage for Executive and Executive’s eligible dependents, if any, under the group health plan in which Executive participated in as of the Date of Termination pursuant to Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company shall promptly reimburse Executive (or his eligible dependents, in the event of Executive’s death) on a monthly basis for the difference between the amount Executive (or his eligible dependents, in the event of Executive’s death) pays to effect and continue such coverage and the employee contribution amount that similarly situated executive employees of the Company pay for the same or similar coverage under such group health plans (the “COBRA Benefit”). Each payment of the COBRA Benefit shall be paid to Executive (or his eligible dependents, in the event of Executive’s death) on the Company’s first regularly scheduled pay date in the calendar month immediately following the calendar month in which Executive (or his eligible dependents, in the event of Executive’s death) submits to the Company documentation of the applicable premium payment having been paid by Executive (or his eligible dependents, in the event of Executive’s death), which documentation shall be submitted to the Company within thirty (30) days following the date on which the applicable premium payment is paid. Notwithstanding the foregoing, Executive (or his eligible dependents, in the event of Executive’s death) shall only be eligible to receive such reimbursement payments until the earliest of: (1) the date that is twelve (12) months following the Date of Termination (the “COBRA Expiration Date”); (2) the date Executive (or his eligible dependents, in the event of Executive’s death) is no longer eligible to receive COBRA continuation coverage; and (3) the date on which Executive (or his eligible dependents, in the event of Executive’s death) becomes eligible to receive coverage under a group health plan sponsored by another employer (and any such eligibility shall be promptly reported to the Company); provided, however, that the election of COBRA continuation coverage and the payment of any premiums due with respect to such COBRA continuation coverage shall remain Executive’s (or his eligible dependents’, in the event of Executive’s death) sole responsibility, and the Company shall not assume any obligation for payment of any such premiums relating to such COBRA continuation coverage. Further notwithstanding the foregoing, if the provision of the COBRA Benefit cannot be provided in the manner described above without penalty, tax or other adverse impact on the Company or any of its affiliates, then the Company and Executive (or his eligible dependents, in the event of Executive’s death) shall negotiate in good faith to determine an alternative manner in which the Company may provide substantially equivalent benefits to Executive (or his eligible dependents, in the event of Executive’s death) without such adverse impact on the Company or any of its affiliates.

5. Certain Excise Taxes. Notwithstanding anything to the contrary in this Agreement or any other plan, arrangement or agreements to the contrary, if Executive is a “disqualified individual” (as defined in Section 280G(c) of the Internal Revenue Code of 1986, as amended (the “Code”)), and any payment or benefit provided for in this Agreement or otherwise would constitute a “parachute payment” within the meaning of Section 280Gof the Code (a “280G Payment”) and would, but for this Section 5, be subject to an excise tax under Section 4999 of the Code (the “Excise Tax”), then such 280G Payment shall be either (a) reduced (but not below zero) so that the present value of such 280G Payment shall be one dollar ($1.00) less than three times Executive’s “base amount” (as defined in Section 280G(b)(3) of the Code) and so that no portion of such 280G Payment received by Executive shall be subject to the Excise Tax or (b) paid in full, whichever produces the better net after-tax position to Executive (taking into account any applicable Excise Tax and any other applicable taxes). The reduction of such 280G Payment, if applicable, shall be made by reducing, first, payments or benefits to be paid in cash hereunder in the order in which such payment or benefit would be paid or provided (beginning with the payment or benefit that would be made last in time and continuing, to the extent necessary, through to the payment or benefit that would be made first in time) and, then, reducing any benefit to be provided in-kind hereunder in a similar order. The determination as to whether any such reduction in the amount of a 280G Payment is necessary shall be made by the Company or Parent in good faith. If a reduced 280G Payment is made or provided and through error or otherwise exceeds one dollar ($1.00)

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less than three times Executive’s base amount, then Executive shall immediately repay such excess to the applicable payor upon notification that an overpayment has been made. Nothing in this Section 5 shall require the Company, Parent or any of their respective affiliates to be responsible for, or have any liability or obligation with respect to, any Excise Tax.

6. Confidentiality; Return of Materials.

(a) In the course of Executive’s employment hereunder, Executive will be provided, and Executive will have access to, Confidential Information (as defined below). Both during the Employment Period and thereafter, except as expressly permitted by this Agreement or by written directive of the Board, Executive shall not disclose any Confidential Information to any person or entity and shall not use any Confidential Information except for the benefit of the Company Group. The covenants of this Section 6(a) shall apply to all Confidential Information, whether now known or later to become known to Executive during the period that Executive is employed by or affiliated with the Company or any other member of the Company Group.

(b) Notwithstanding any provision of Section 6(a) to the contrary, Executive may make the following disclosures and uses of Confidential Information:

(i) disclosures to other employees and contractors of a member of the Company Group who have a need to know the information in connection with the businesses of the Company Group;

(ii) disclosures to customers, advisers, regulators and suppliers when, in the reasonable and good faith belief of Executive, such disclosure is in connection with the performance of Executive’s duties under this Agreement and is in the best interests of the Company Group; or

(iii) disclosures to a person or entity that has (x) been retained by a member of the Company Group to provide services to one or more members of the Company Group, and (y) agreed in writing to abide by the terms of a confidentiality agreement in a form acceptable to the Company or may be required by applicable law, regulation or legal process in the good faith determination of Executive.

(c) Upon the expiration of the Employment Period, and at any other time upon written request of the Company, Executive shall promptly surrender and deliver to the Company all documents (including electronically stored information) and all copies thereof and all other materials of any nature containing or pertaining to all Confidential Information and any other Company Group property (including any Company Group-issued computer, mobile device or other equipment) in Executive’s possession, custody or control and Executive shall not retain any such documents or other materials or property of the Company Group (excluding any documents relating to the terms of Executive’s compensation, agreements between Executive and any member of the Company Group, and any documents relating to Executive’s employee benefits, and awards under the applicable equity incentive plans). Within five (5) days of the expiration of the Employment Period or any such Company request, Executive shall certify to the Company in writing that all such documents, materials and property have been returned to the Company.

(d) All trade secrets, non-public or competitively valuable information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by or disclosed to Executive, individually or in conjunction with others, during the period that Executive is employed or engaged by the Company or any other member of the Company Group (whether during business hours or otherwise and whether on the Company’s premises or otherwise) that relate to any member of the Company Group’s businesses or properties, products or services (including all such information relating to corporate opportunities, operations, future plans, methods of doing business, business plans, strategies for developing business and market share, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or acquisition targets or their requirements, the identity of key contacts within customers’ organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names and marks) is defined as “Confidential Information.” Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, e-mail, voice mail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type including or embodying any of such information, ideas, concepts, improvements, discoveries, inventions and other similar forms of expression are and shall be the sole and exclusive property of the Company or the other applicable member of the Company Group and be subject to the same restrictions on disclosure applicable to all Confidential Information pursuant to this Agreement. For purposes of

Annex J-7

this Agreement, Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of a disclosure or wrongful act of Executive or any of Executive’s agents; (ii) was available to Executive on a non-confidential basis before its disclosure by a member of the Company Group; or (iii) becomes available to Executive on a non-confidential basis from a source other than a member of the Company Group; provided, however, that such source is not bound by a confidentiality agreement with, or other obligation with respect to confidentiality to, a member of the Company Group.

(e) Notwithstanding the foregoing, nothing in this Agreement shall prohibit or restrict Executive from lawfully: (i) initiating communications directly with, cooperating with, providing information to, causing information to be provided to, or otherwise assisting in an investigation by, any governmental authority regarding a possible violation of any law; (ii) responding to any inquiry or legal process directed to Executive from any such governmental authority (including the U.S. Securities and Exchange Commission); (iii) testifying, participating or otherwise assisting in any action or proceeding by any such governmental authority relating to a possible violation of law; or (iv) making any other disclosures that are protected under the whistleblower provisions of any applicable law. Additionally, pursuant to the federal Defend Trade Secrets Act of 2016, an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (A) is made (1) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney and (2) solely for the purpose of reporting or investigating a suspected violation of law; (B) is made to the individual’s attorney in relation to a lawsuit for retaliation against the individual for reporting a suspected violation of law; or (C) is made in a complaint or other document filed in a lawsuit or proceeding, if such filing is made under seal. Nothing in this Agreement requires Executive to obtain prior authorization before engaging in any conduct described in this paragraph, or to notify the Company that Executive has engaged in any such conduct.

7. Ownership of Intellectual Property.

(a) Executive agrees that the Company shall own, and Executive shall (and hereby does) assign, all right, title and interest (including patent rights, copyrights, trade secret rights, mask work rights, trademark rights, and all other intellectual and industrial property rights of any sort throughout the world) relating to any and all inventions (whether or not patentable), discoveries, developments, improvements, innovations, works of authorship, mask works, designs, know-how, ideas, formulae, processes, techniques, data and information authored, created, contributed to, made or conceived or reduced to practice, in whole or in part, by Executive during the period in which Executive is or has been employed by or affiliated with the Company or any other member of the Company Group, whether or not registerable under U.S. law or the laws of other jurisdictions, that either (a) relate, at the time of conception, reduction to practice, creation, derivation or development, to any member of the Company Group’s businesses or actual or anticipated research or development, or (b) were developed on any amount of the Company’s or any other member of the Company Group’s time or with the use of any member of the Company Group’s equipment, supplies, facilities or Confidential Information (all of the foregoing collectively referred to herein as “Company Intellectual Property”), and Executive shall promptly disclose all Company Intellectual Property to the Company in writing. To support Executive’s disclosure obligation herein, Executive shall keep and maintain adequate and current written records of all Company Intellectual Property made by Executive (solely or jointly with others) during the period in which Executive is or has been employed by or affiliated with the Company or any other member of the Company Group in such form as may be specified from time to time by the Company. These records shall be available to, and remain the sole property of, the Company at all times.

(b) All of Executive’s works of authorship and associated copyrights created during the period in which Executive is employed by or affiliated with the Company or any other member of the Company Group and in the scope of Executive’s employment or engagement shall be deemed to be “works made for hire” within the meaning of the Copyright Act. To the extent any right, title and interest in and to Company Intellectual Property cannot be assigned by Executive to the Company, Executive shall grant, and does hereby grant, to the Company Group an exclusive, perpetual, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to make, have made, use, sell, offer for sale, import, export, reproduce, practice and otherwise commercialize such rights, title and interest.

(c) Executive recognizes that this Agreement will not be deemed to require assignment of any invention or intellectual property that Executive developed entirely on Executive’s own time without using the equipment, supplies, facilities, trade secrets, or Confidential Information of any member of the Company Group. In addition, this Agreement does not apply to any invention that qualifies fully for protection from assignment to the Company under any specifically applicable state law or regulation.

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(d) To the extent allowed by law, this Section applies to all rights that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like, including without limitation those rights set forth in 17 U.S.C. §106A (collectively, “Moral Rights”). To the extent Executive retains any Moral Rights under applicable law, Executive hereby ratifies and consents to any action that may be taken with respect to such Moral Rights by or authorized by the Company or any member of the Company Group, and Executive hereby waives and agrees not to assert any Moral Rights with respect to such Moral Rights. Executive shall confirm any such ratifications, consents, waivers, and agreements from time to time as requested by the Company.

(e) All inventions (whether or not patentable), original works of authorship, designs, know-how, mask works, ideas, trademarks or names, information, developments, improvements, and trade secrets of which Executive is the sole or joint author, creator, contributor, or inventor that were made or developed by Executive prior to Executive’s employment with or affiliation with the Company or any other member of the Company Group, or in which Executive asserts any intellectual property right, and which are applicable to or relate in any way to the business, products, services, or demonstrably anticipated research and development or business of any member of the Company Group (“Prior Inventions”) are listed on Exhibit A, and Executive represents that Exhibit A is a complete list of all such Prior Inventions. If no such list is attached, Executive hereby represents and warrants that there are no Prior Inventions, and Executive shall make no claim of any rights to any Prior Inventions. If, in the course of Executive’s employment with or affiliation with the Company or any other member of the Company Group, Executive incorporates into the product, process, or device of any member of the Company Group a Prior Invention, the Company Group is hereby granted and will have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use, import, export, offer for sale, sell and otherwise commercialize such Prior Invention as part of or in connection with such product, process, or device of any member of the Company Group.

(f) Executive shall perform, during and after the period in which Executive is or has been employed by or affiliated with the Company or any other member of the Company Group, all acts deemed necessary or desirable by the Company to permit and assist each member of the Company Group, at the Company’s expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Company Intellectual Property and Confidential Information assigned, to be assigned, or licensed to the Company under this Agreement. Such acts may include execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Company Intellectual Property or Confidential Information.

(g) In the event that the Company (or, as applicable, a member of the Company Group) is unable for any reason to secure Executive’s signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask work, moral right, trade secret or other proprietary right under any Confidential Information or Company Intellectual Property (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations of such Company Intellectual Property), Executive hereby irrevocably designates and appoints the Company and each of the Company’s duly authorized officers and agents as Executive’s agents and attorneys-in-fact to act for and on Executive’s behalf and instead of Executive (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Confidential Information or Company Intellectual Property, all with the same legal force and effect as if executed by Executive.

(h) In the event that Executive enters into, on behalf of any member of the Company Group, any contracts or agreements relating to any Confidential Information or Company Intellectual Property, Executive shall assign such contracts or agreements to the Company (or the applicable member of the Company Group) promptly, and in any event, prior to Executive’s termination. If the Company (or the applicable member of the Company Group) is unable for any reason to secure Executive’s signature to any document required to assign said contracts or agreements, or if Executive does not assign said contracts or agreements to the Company (or the applicable member of the Company Group) prior to Executive’s termination, Executive hereby irrevocably designates and appoints the Company (or the applicable member of the Company Group) and each of the Company’s duly authorized officers and agents as Executive’s agents and attorneys-in-fact to act for and on Executive’s behalf and instead of Executive to execute said assignments and to do all other lawfully permitted acts to further the execution of said documents.

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(i) The Company and Executive acknowledge that Executive has provided services to the Company or another member of the Company Group prior to the Effective Date. Accordingly, if and to the extent that, prior to the Effective Date: (a) Executive conceived, made, developed, acquired or received access to any information from or on behalf of the Company or any other member of the Company Group that would have been Confidential Information if conceived, made, developed, acquired or received after the Effective Date; or (b) Executive conceived, created, authored, invented, developed, or reduced to practice any item, including any intellectual property rights with respect thereto, that would have been Company Intellectual Property if conceived, created, authored, invented, developed, or reduced to practice after the Effective Date, then such information will be deemed Confidential Information under this Agreement and any such item will be deemed Company Intellectual Property under this Agreement, and this Agreement will apply to such information or item as if conceived, created, authored, invented, developed, or reduced to practice following the Effective Date.

(j) Notwithstanding anything to the contrary herein, the Company Group shall obtain no legal rights of any kind to any work product of Executive produced on Executive’s own time, and not with the use of any equipment, supplies, facilities, trade secrets, or Confidential Information of any member of the Company Group.

8. Non-Competition; Non-Solicitation; Non-Disparagement.

(a) The Company shall provide Executive access to Confidential Information for use only during the Employment Period, and Executive acknowledges and agrees that the Company Group will be entrusting Executive, in Executive’s unique and special capacity, with developing the goodwill of the Company Group, and in consideration of the Company providing Executive with access to Confidential Information and as an express incentive for the Company to enter into this Agreement and employ Executive hereunder, Executive has voluntarily agreed to the covenants set forth in this Section 8. Executive agrees and acknowledges that the limitations and restrictions set forth herein, including geographical and temporal restrictions on certain competitive activities, are reasonable in all respects, do not interfere with public interests, will not cause Executive undue hardship, and are material and substantial parts of this Agreement intended and necessary to prevent unfair competition and to protect the Company Group’s Confidential Information, goodwill and legitimate business interests.

(b) During the Prohibited Period (as defined below), Executive shall not, and shall cause Executive’s controlled affiliates not to, as applicable, without the prior written approval of the Board, directly or indirectly, for Executive or on behalf of or in conjunction with any other person or entity of any nature:

(i) engage in or participate within the Market Area (as defined below) in competition with any member of the Company Group in any aspect of the Business (as defined below), which prohibition shall prevent Executive and Executive’s controlled affiliates, as applicable, from directly or indirectly: (A) owning, managing, operating, or being an officer or director of, any business that competes with any member of the Company Group in the Market Area, or (B) joining, becoming an employee or consultant of, or otherwise being affiliated with, any person or entity engaged in, or planning to engage in, the Business in the Market Area in competition, or anticipated competition, with any member of the Company Group in any capacity (with respect to this clause (B)) in which Executive’s duties or responsibilities: (x) are the same as or similar to the duties or responsibilities that Executive had on behalf of any member of the Company Group, or (y) involve direct or indirect oversight of, or responsibility for, duties or responsibilities that are the same or similar to the duties or responsibilities that Executive had on behalf of any member of the Company Group;

(ii) appropriate any Business Opportunity (as defined below) of, or relating to, any member of the Company Group located in the Market Area;

(iii) solicit, canvass, approach, encourage, entice or induce any customer or supplier of any member of the Company Group with whom or which Executive had contact on behalf of any member of the Company Group to cease or lessen such customer’s or supplier’s business with any member of the Company Group; or

(iv) solicit, canvass, approach, encourage, entice or induce any employee or contractor of any member of the Company Group to terminate his, her or its employment or engagement with any member of the Company Group.

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(c) Notwithstanding the foregoing, it shall not be a violation of Section 8(b)(i) above for Executive to hold, as a passive investment, up to five percent (5%) of (i) the publicly traded securities of any company, or (ii) the equity or other interests in a privately held entity that engages in the Business so long as, in each instance, Executive does not have the power to direct or control the applicable entity.

(d) Executive shall not make any negative statements or communications to any Person that is intended to or is reasonably likely to harm the business or disparage the reputation of any member of the Company Group or any of their respective direct or indirect equity holders, directors, officers or employees. The Company shall direct its officers, managers, and directors to not make or cause to be made any negative statements or communications to any Person that is intended to or is reasonably likely to harm the business or disparage the reputation of Executive or Executive’s affiliates. Notwithstanding the foregoing, nothing in this Agreement is intended to require any person to make any untruthful statement or to violate any law.

(e) Because of the difficulty of measuring economic losses to the Company Group as a result of a breach or threatened breach of the covenants set forth in Section 6, Section 7 and in this Section 8, and because of the immediate and irreparable damage that would be caused to the members of the Company Group for which they would have no other adequate remedy, the Company and each other member of the Company Group shall be entitled to enforce the foregoing covenants, in the event of a breach or threatened breach as determined by the Board in its reasonable discretion, by injunctions and restraining orders from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall not be the Company’s or any other member of the Company Group’s exclusive remedy for a breach or threatened breach but instead shall be in addition to all other rights and remedies available to the Company and each other member of the Company Group at law and equity.

(f) The covenants in this Section 8, and each provision and portion hereof, are severable and separate, and the unenforceability of any specific covenant (or portion thereof) shall not affect the provisions of any other covenant (or portion thereof). Moreover, in the event any arbitrator or court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which such arbitrator or court deems reasonable, and this Agreement shall thereby be reformed.

(g) The following terms shall have the following meanings for purposes of this Agreement:

(i) “Business” shall mean the business and operations that are the same or similar to those performed by the Company and any other member of the Company Group for which Executive provides services or about which Executive obtains Confidential Information during the period that Executive is employed by any member of the Company Group, which business and operations include industrial air gas production and off-take (sales), air gas manufacturing and development including building plants, and securing feedstock as a source of energy.

(ii) “Business Opportunity” shall mean any commercial, investment or other business opportunity relating to the Business.

(iii) “Market Area” shall mean North America and Latin America.

(iv) “Prohibited Period” shall mean the period during which Executive is employed by any member of the Company Group and continuing for a period of: (A) twelve (12) months following the date that Executive is no longer employed by any member of the Company Group, with respect to the covenants set forth in Sections 8(b)(i) and 8(b)(ii) above; and (B) eighteen (18) months following the date that Executive is no longer employed by any member of the Company Group with respect to the covenants set forth in Sections 8(b)(iii) and 8(b)(iv) above.

9. Successors and Third-Party Beneficiaries.

(a) This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive’s legal representatives.

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(b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. In addition, each member of the Company Group that is not a signatory hereto shall be entitled to enforce Sections 6, 7 and 8 above as if a party hereto.

10. Miscellaneous.

(a) Governing Law; Submission to Jurisdiction. This Agreement shall in all respects be construed according to the laws of the State of New York without regard to its conflict of laws principles that would result in the application of the laws of another jurisdiction. With respect to any claim or dispute related to or arising under this Agreement, the parties hereby consent to the arbitration provisions of Section 10(b) and recognize and agree that should any resort to a court be necessary and permitted under this Agreement, then they consent to the exclusive jurisdiction, forum and venue of the state and federal courts (as applicable) located in the Borough of Manhattan in New York.

(b) Arbitration

(i) Subject to Section 10(b)(ii), any dispute, controversy or claim between Executive and any member of the Company Group arising out of or relating to this Agreement or Executive’s employment or engagement with any member of the Company Group will be finally settled by arbitration in New York, New York in accordance with the then-existing American Arbitration Association (“AAA”) Employment Arbitration Rules. The arbitration award shall be final and binding on both parties. Any arbitration conducted under this Section 10 shall be private, and shall be heard by a single arbitrator (the “Arbitrator”) selected in accordance with the then-applicable rules of the AAA. The Arbitrator shall expeditiously hear and decide all matters concerning the dispute. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power to (i) gather such materials, information, testimony and evidence as the Arbitrator deems relevant to the dispute before him or her (and each party will provide such materials, information, testimony and evidence requested by the Arbitrator), and (ii) grant injunctive relief and enforce specific performance. All disputes shall be arbitrated on an individual basis, and each party hereto hereby foregoes and waives any right to arbitrate any dispute as a class action or collective action or on a consolidated basis or in a representative capacity on behalf of other persons or entities who are claimed to be similarly situated, or to participate as a class member in such a proceeding. The decision of the Arbitrator shall be reasoned, rendered in writing, be final and binding upon the disputing parties and the parties agree that judgment upon the award may be entered by any court of competent jurisdiction. The party whom the Arbitrator determines is the prevailing party in such arbitration shall receive, in addition to any other award pursuant to such arbitration or associated judgment, reimbursement from the other party of all reasonable legal fees and costs associated with such arbitration and associated judgment.

(ii) Notwithstanding Section 10(b)(i), either party may make a timely application for, and obtain, judicial emergency or temporary injunctive relief to enforce any of the provisions of Sections 6, 7 or 8 provided, however, that the remainder of any such dispute (beyond the application for emergency or temporary injunctive relief) shall be subject to arbitration under this Section 10(b). Further notwithstanding the foregoing, any dispute, controversy, or claim arising out of or relating to any award agreement or incentive equity plan (including the LTIP and any award agreement granted in connection therewith) shall be subject to resolution pursuant to the dispute resolution provisions set forth in the applicable plan document and award agreement.

(iii) By entering into this Agreement and entering into the arbitration provisions of this Section 10(b), THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THEY ARE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVING THEIR RIGHTS TO A JURY TRIAL.

(iv) Nothing in this Section 10(b) shall prohibit a party to this Agreement from (A) instituting litigation to enforce any arbitration award, or (B) joining the other party to this Agreement in a litigation initiated by a person or entity that is not a party to this Agreement. Further, nothing in this Section 10(b) precludes Executive from filing a charge or complaint with a federal, state or other governmental administrative agency.

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(c) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Executive: at Executive’s most recent address on the records of the Company.

If to the Company:

Global Hydrogen Energy LLC

c/o Dune Acquisition Corporation

700 S. Rosemary Avenue, Suite 204

West Palm Beach, FL 33401

Attention: Carter Glatt

Telephone: (917) 742-1904

E-mail: carter@duneacq.com

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee. For the avoidance of doubt, any written notice to or from Parent shall be deemed a written notice to or from the Company.

(d) Sarbanes-Oxley Act of 2002. Notwithstanding anything herein to the contrary, if the Company or Parent determines, in its good faith judgment, that any transfer or deemed transfer of funds hereunder is likely to be construed as a personal loan prohibited by Section 13(k) of the Exchange Act and the rules and regulations promulgated thereunder, then such transfer or deemed transfer shall not be made to the extent necessary or appropriate so as not to violate the Exchange Act and the rules and regulations promulgated thereunder.

(e) Section 409A.

(i) The parties agree that any amounts payable under this Agreement are intended to comply with the requirements of Section 409A of the Code and the regulations promulgated thereunder (“Section 409A”) or an exemption therefrom.

(ii) For purposes of this Agreement, each amount to be paid or benefit to be provided hereunder (including any right to a series of installment payments) shall be construed as a separate identified payment or a right to a series of separate payments for purposes of Section 409A. Whenever a payment under this Agreement specifies a payment period with reference to a number of days (e.g., payment shall be made within thirty (30) days following the date of termination), the actual date of payment within the specified period shall be within the sole discretion of the Company.

(iii) With respect to any reimbursement of expenses of, or any provision of in- kind benefits to, Executive, as specified under this Agreement, such reimbursement of expenses or provision of in-kind benefits shall be subject to the following conditions: (i) the expenses eligible for reimbursement or the amount of in-kind benefits provided in one taxable year shall not affect the expenses eligible for reimbursement or the amount of in- kind benefits provided in any other taxable year, except for any medical reimbursement arrangement providing for the reimbursement of expenses referred to in Section 105(b) of the Code; (ii) the reimbursement of an eligible expense shall be made no later than the end of the year after the year in which such expense was incurred; and (iii) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit.

(iv) Any payments to be made under this Agreement upon a termination of Executive’s employment shall only be made if such termination of employment constitutes a “separation from service” under Section 409A.

(v) Notwithstanding any provision in this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Treasury Regulation Section 1.409A-1(i) as of the Separation Date or if any payment or benefit provided for herein would be subject to additional taxes and interest under Section 409A if Executive’s receipt of such payment or benefit is not delayed until the earlier of (A) the date of Executive’s death or (B) the date that is six (6) months after the Date of Termination (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to Executive (or Executive’s estate, if applicable) until the Section 409A Payment Date; provided that this paragraph shall only apply if, and to the extent, required to avoid the imputation of any tax, penalty or interest pursuant to Section 409A. Any amounts otherwise payable to Executive upon or in the six (6) month period

Annex J-13

following Executive’s separation from service that are not so paid by reason of this Section 10(e)(v) shall be paid (without interest) as soon as practicable (and in any event within thirty (30) days) after the date that is six (6) months after Executive’s separation from service (provided that in the event of Executive’s death after such separation from service but prior to payment, then such payment shall be made as soon as practicable, and in all events within thirty (30) days, after the date of Executive’s death) Notwithstanding the foregoing, neither the Company nor Parent makes any representations that the payments and benefits provided under this Agreement are exempt from, or compliant with, Section 409A and in no event shall the Company, Parent or any of their respective affiliates be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Executive on account of non-compliance with Section 409A.

(f) Clawback. To the extent required by applicable law or any applicable securities exchange listing standards, amounts of incentive-based compensation paid or payable under this Agreement (including any Annual Bonus, Equity Awards, and compensation provided pursuant to Section 4 hereunder, other than the Accrued Obligations) shall be subject to the provisions of any applicable clawback policies or procedures required by law or any applicable exchange listing standard (or any policies or procedures adopted by Parent, the Company or any other member of the Company Group), which clawback policies or procedures may provide for forfeiture and/or recoupment of incentive-based compensation paid or payable under this Agreement. Notwithstanding any provision of this Agreement to the contrary, Parent, the Company and each other member of the Company Group reserves the right, without the consent of Executive, to adopt any such clawback policies and procedures, including such policies and procedures applicable to this Agreement with retroactive effect. For the avoidance of doubt, no recovery of incentive-based compensation paid or payable under this Agreement under any such clawback policy will be an event giving rise to a right to resign for Good Reason under this Agreement.

(g) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision or term hereof is deemed to have exceeded applicable legal authority or shall be in conflict with applicable legal limitations, such provision shall be reformed and rewritten as necessary to achieve consistency with such applicable law.

(h) Withholding. The Company may withhold and deduct from any amounts payable under this Agreement (a) all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling and (b) any deductions consented to in writing by Executive.

(i) No Waiver. The Company’s failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

(j) Employment-At-Will. Executive acknowledges that Executive’s employment with the Company is “at-will” for all purposes and, subject to the termination and severance obligations contained in Sections 3 and 4 above, Executive hereby agrees that the Company (and any other member of the Company Group that employs Executive) may dismiss Executive and terminate Executive’s employment at any time, with or without Cause.

(k) Entire Agreement. This Agreement will automatically become null and void in the event the Merger Agreement is terminated in accordance with its terms prior to the Closing. Upon the Closing, this Agreement contains the entire agreement of the parties with respect to the matters covered herein and supersede all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto concerning the subject matter hereof (including any prior employment agreement among the parties); provided, however, this Agreement will complement (and not supersede or replace) any other agreement between Executive, on the one hand, and any member of the Company Group, on the other hand, with respect to confidentiality, non-disclosure, return of property, intellectual property and work product protections, non-competition or non- solicitation. This Agreement may be amended only by a written instrument executed by both parties hereto. Executive further represents and agrees that Executive has received all payments, bonuses, wages, and other compensation, and all rights and benefits, that Executive has been entitled to receive from any member of the Company Group for all services performed or provided through the Effective Date (other than any right to payment of base salary for services provided in that portion of the pay period in which the Effective Date occurs that is prior to the Effective Date).

Annex J-14

(l) Survival. Section 4 (Obligations of the Company Upon Termination), Section 5 (Certain Excise Taxes), Section 6 (Confidentiality; Return of Materials), Section 7 (Ownership of Intellectual Property), Section 8 (Non-Competition; Non-Solicitation; Non-Disparagement), Section 9 (Successors and Third-Party Beneficiaries), and Section 10(a) – 10(k) (Miscellaneous) of this Agreement shall survive termination or expiration of the Employment Period and shall continue in effect following such time.

(m) Representations and Warranties. Executive represents and warrants to the Company that (i) this Agreement is valid and binding upon and enforceable against him in accordance with its terms, (ii) Executive is not bound by or subject to any contractual or other obligation that would be violated by Executive’s execution or performance of this Agreement, including, but not limited to, any non-competition agreement or other agreement or obligation with any third party or prior employer, and (iii) Executive is not subject to any pending or, to Executive’s knowledge, a judgment or order relating to any matter of the type referenced in Section 3(b)(iv). Executive has not entered into, and agrees that Executive will not enter into, any agreement either written or oral in conflict herewith. In performing Executive’s duties hereunder, Executive will not use or disclose any trade secrets or legally protected information belonging to any prior employer or any entity that is not a member of the Company Group.

(n) Consultation with Counsel. Executive acknowledges that Executive has had a full and complete opportunity to consult with counsel and other advisors of Executive’s own choosing concerning the terms, enforceability and implications of this Agreement, and that the Company has not made any representations or warranties to Executive concerning the terms, enforceability or implications of this Agreement other than as reflected in this Agreement.

(o) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

(p) Deemed Resignations. Except as otherwise determined by the Board or as otherwise agreed to in writing by Executive and any member of the Company Group prior to the termination of Executive’s employment with the Company, Parent or any member of the Company Group, any termination of Executive’s employment shall constitute, as applicable, an automatic resignation of Executive: (i) as an officer of the Company and each member of the Company Group; (ii) from the Board; and (c) from the board of directors or board of managers (or similar governing body) of any member of the Company Group and from the board of directors or board of managers (or similar governing body) of any corporation, limited liability entity, unlimited liability entity or other entity in which any member of the Company Group holds an equity interest and with respect to which board of directors or board of managers (or similar governing body) Executive serves as such Company Group member’s designee or other representative.

(q) Titles and Headings; Interpretation. The Section headings have been inserted for purposes of convenience and shall not be used for interpretive purposes and headings to Sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. Any and all Exhibits or Attachments referred to in this Agreement are, by such reference, incorporated herein and made a part hereof for all purposes. Unless the context requires otherwise, all references herein to an agreement, instrument or other document shall be deemed to refer to such agreement, instrument or other document as amended, supplemented, modified and restated from time to time to the extent permitted by the provisions thereof. The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.” All references to “dollars” or “$” in this Agreement refer to United States dollars. The words “herein”, “hereof”, “hereunder” and other compounds of the word “here” shall refer to the entire Agreement, including all Exhibits attached hereto, and not to any particular provision hereof. Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

[Signatures follow on next page.]

Annex J-15

IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and, pursuant to the authorization from the Board, the Company has caused these presents to be executed in its name on its behalf, all as of the Effective Date.

GLOBAL HYDROGEN ENERGY LLC
By:
Name:
Its:
EXECUTIVE
Signature:
Print Name:

Signature Page to
Employment Agreement

Annex J-16

EXHIBIT A
PRIOR INVENTIONS

1. The following is a complete list of all Prior Inventions relevant to the subject matter of Executive’s employment by the Company that have been made or conceived or first reduced to practice by Executive alone or jointly with others prior to Executive’s employment with or affiliation with the Company or any other member of the Company Group:

Check appropriate space(s):

☐	None.
☐	See below:

☐	Due to confidentiality agreements with a prior employer, Executive cannot disclose certain Prior Inventions that would otherwise be included on the above-described list.
☐	Additional sheets attached.

2. Executive proposes to bring to Executive’s employment the following devices, materials, and documents of a former employer or other person to whom Executive has an obligation of confidentiality that is not generally available to the public, which materials and documents may be used in Executive’s employment pursuant to the express written authorization of Executive’s former employer or such other person (a copy of which is attached to this Agreement):

Check appropriate space(s):

☐	None.
☐	See below.

☐	Additional sheets attached.

Exhibit A

Annex J-17

Annex K

FORM OF EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (as amended from time to time, this “Agreement”), dated as of [•], 2023, by and among Global Gas Holdings LLC, a Delaware limited liability company (the “Company”), Global Gas Corporation, a Delaware corporation and the sole managing member of the Company (“PubCo”), and the holders of Units (as defined below) and shares of Class B Common Stock (as defined below) from time to time party hereto (each, a “Holder”).

W I T N E S S E T H:

WHEREAS, the parties hereto desire to provide for the exchange of Units together with shares of Class B Common Stock for shares of Class A Common Stock (as defined below), in each case, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS AND USAGE

Section 1.01 Definitions.

(a) The following terms shall have the following meanings for the purposes of this Agreement:

“Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or Regulatory Agency that is binding upon or applicable to such Person or its assets, as amended unless expressly specified otherwise.

“Board” means the board of directors of PubCo.

“Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks located in New York, New York are authorized or required by Applicable Law to close.

“Cash Exchange Payment” means an amount in U.S. dollars equal to the product of (x) the number of applicable Paired Interests, (y) the then-applicable Exchange Rate and (z) the Class A Common Stock Value (determined by treating the last full Trading Day that is immediately prior to the applicable Exchange Date as the final measurement date of such five-day period used to calculate the Class A Common Stock Value).

“Class A Common Stock” means Class A common stock, $[•] par value per share, of PubCo.

“Class A Common Stock Value” means with respect to any Exchange, the arithmetic average of the volume weighted average prices for a share of Class A Common Stock on the principal U.S. securities exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the five consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the applicable measurement date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock. If the Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then the Class A Common Stock Value shall be determined in good faith by a majority of the disinterested members of the Board or a committee of disinterested directors of the Board.

“Class B Common Stock” means Class B common stock, $[•] par value per share, of PubCo.

Annex K-1

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations promulgated thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of the Code, as the same may be adopted.

“Deliverable Common Stock” means Class A Common Stock or the common stock then publicly listed and issued by PubCo.

“DTC” means The Depository Trust Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Blackout Period” means (i) any “black out” or similar period under PubCo’s policies covering trading in PubCo’s securities to which the applicable Exchanging Holder is subject (or will be subject at such time as it owns Class A Common Stock), which period restricts the ability of such Exchanging Holder to immediately resell shares of Class A Common Stock to be delivered to such Exchanging Holder in connection with a Share Settlement and (ii) the period of time commencing on (x) the date of the declaration of a dividend by PubCo and ending on the first day following (y) the record date determined by the Board with respect to such dividend declared pursuant to clause (x), which period of time shall be no longer than 10 Business Days; provided that in no event shall an Exchange Blackout Period which respect to clause (ii) of the definition hereof occur more than four times per calendar year.

“Exchange Date” means, in the case of any Unrestricted Exchange, the date that is five Business Days after the date the Exchange Notice is given pursuant to Section 2.01(b), unless the Exchanging Holder submits a written request to extend such date and PubCo in its sole discretion agrees in writing to such extension, and in any other case, the Quarterly Exchange Date; provided, that if the Exchange Date for any Exchange with respect to which PubCo elects to make a Share Settlement would otherwise fall within any Exchange Blackout Period, then the Exchange Date shall occur on the next Business Day following the end of such Exchange Blackout Period.

“Exchange Rate” means the number of shares of Class A Common Stock for which one Paired Interest is entitled to be Exchanged under this Agreement. On the date of this Agreement, the Exchange Rate shall be one, subject to adjustment pursuant to Section 2.03 of this Agreement.

“Exchanging Holder” means a Holder effecting an Exchange pursuant to this Agreement.

“Governmental Authority” means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state, local, or municipal government, or foreign, international, multinational or other government, including any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial authority thereof.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, by and among the Company and each other party thereto, as amended from time to time.

“Lockup Agreement” means that certain Lockup Agreement, dated as of the date hereof, by and among PubCo, Sponsor and each other party thereto, as amended from time to time.

“Manager” has the meaning assigned to it in the LLC Agreement.

“Paired Interest” means one Unit together with one share of Class B Common Stock, subject to adjustment pursuant to Section 2.03.

“Permitted Exchange Event” means any of the following events, which has or is occurring, or is otherwise satisfied, as of the Exchange Date:

(i) The Exchange is part of one or more Exchanges by a Holder and any related persons (within the meaning of Section 267(b) or 707(b)(1) of the Code) that is part of a “block transfer” within the meaning of Treasury Regulations Section 1.7704-1(e)(2) (for this purpose, treating PubCo as a “general partner” within the meaning of Treasury Regulations Section 1.7704-1(k)(1)),

Annex K-2

(ii) The Exchange is in connection with a PubCo Offer; provided, that any such Exchange pursuant to this clause (ii) shall be effective immediately prior to the consummation of the closing of the PubCo Offer date (and, for the avoidance of doubt, shall not be effective if such PubCo Offer is not consummated), or

(iii) The Exchange is permitted by PubCo, in its sole discretion, in connection with circumstances not otherwise set forth herein, if PubCo determines, after consultation with Tax Counsel, that the Company would not reasonably be expected to be treated as a “publicly traded partnership” under Section 7704 of the Code (or any successor or similar provision) as a result of or in connection with such Exchange.

“Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an incorporated or unincorporated association, a joint venture, a joint stock company or any other entity or body.

“Private Placement Safe Harbor” means the “private placement” safe harbor set forth in Treasury Regulations Section 1.7704-1(h)(1).

“PubCo Charter” means the Amended and Restated Certificate of Incorporation of PubCo, as the same may be further amended, restated, amended and restated, modified or supplemented from time to time.

“Purchase Agreement” means that certain Unit Purchase Agreement, dated as of May 14, 2023, by and among the PubCo, the Company and the other parties thereto, as the same may be amended, restated, supplemented or waived from time to time

“Quarterly Exchange Date” means, either (x) for each fiscal quarter, the first Business Day occurring after the 60th day after the expiration of the applicable Quarterly Exchange Notice Period or (y) such other date as PubCo shall determine in its sole discretion; provided, that (i) such date is at least 60 days after the expiration of the Quarterly Exchange Notice Period, (ii) PubCo shall use commercially reasonable efforts to ensure that at least one Quarterly Exchange Date occurs each fiscal quarter and (iii) PubCo shall not permit more than four Quarterly Exchange Dates to occur in a fiscal year unless advised by Tax Counsel that each Quarterly Exchange Date after the fourth Quarterly Exchange Date in a fiscal year would not reasonably be expected (at a “should” or higher level of confidence) to cause the Company to be treated as a “publicly traded partnership” under Section 7704 of the Code.

“Quarterly Exchange Notice Period” means, for each fiscal quarter, the period commencing on the third Business Day after the day on which PubCo releases its earnings for the prior fiscal period, beginning with the first such date that falls on or after the waiver or expiration of any contractual lock-up period relating to the shares of PubCo that may be applicable to a Holder (or such other date within such quarter as PubCo shall determine in its sole discretion) and ending five Business Days thereafter. Notwithstanding the foregoing, PubCo may change the definition of Quarterly Exchange Notice Period with respect to any Quarterly Exchange Notice Period scheduled to occur in a calendar quarter subsequent to the then-current calendar quarter if (x) the revised definition provides for a Quarterly Exchange Notice Period occurring at least once in each calendar quarter, (y) the first Quarterly Exchange Notice Period pursuant to the revised definition will occur no less than 10 Business Days from the date written notice of such change is sent to each Holder (other than PubCo) and (z) the revised definition, together with the revised Quarterly Exchange Date resulting therefrom, do not materially adversely affect the ability of Holders to exercise their Exchange rights pursuant to this Agreement.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date hereof, by and among PubCo, Sponsor and each other party thereto, as amended from time to time.

“Regulatory Agency” means the SEC, the Financial Industry Regulatory Authority, Inc., the Financial Services Authority, any non-U.S. regulatory agency and any other regulatory authority or body (including any state or provincial securities authority and any self-regulatory organization) with jurisdiction over the Company, PubCo or any of their respective Affiliates.

“Reorganization Documents” means the LLC Agreement, Lockup Agreement and Registration Rights Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

Annex K-3

“Tax Counsel” means a nationally recognized law or accounting firm.

“Trading Day” means a day on which the principal U.S. securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Units” has the meaning assigned to it in the LLC Agreement.

“Unrestricted Exchanges” means any Exchange that is in connection with a Permitted Exchange Event or that occurs during a taxable year in which the Company reasonably expects to satisfy the requirements of the Private Placement Safe Harbor.

(b) Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the LLC Agreement.

(c) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Cash Exchange Payment Notice	Section 2.02(e)
Company	Preamble
e-mail	Section 4.03
Exchange	Section 2.01
Exchange Agent	Section 2.02(a)
Holder	Preamble
Non-Foreign Person Certificate	Section 4.11(a)
Notice of Exchange	Section 2.02(a)
Permitted Transferee	Section 4.01
PubCo	Preamble
PubCo Offer	Section 2.04
Restricted Retraction Notice	Section 2.02(d)
Share Settlement	Section 2.01(b)

Section 1.02 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Except to the extent otherwise expressly provided herein, all references to any Holder shall be deemed to refer solely to such Person in its capacity as such Holder and not in any other capacity.

ARTICLE II
EXCHANGE

Section 2.01 Exchange of Paired Interests for Class A Common Stock. Subject to Sections 2.02 and 2.03, and to the provisions of the Purchase Agreement, LLC Agreement, PubCo Charter and the Lockup Agreement (including any “Lock-up Period” or transfer restrictions set forth in any of them), each Holder shall be entitled, upon the terms and

Annex K-4

subject to the conditions hereof, to surrender Paired Interests to the Company, for the account of either the Company or PubCo, in exchange (such exchange, an “Exchange”) for the delivery by the Company to such Holder, at the option of the Board (acting by a majority of disinterested members of the Board or a committee of disinterested directors of the Board), of:

(a) A Cash Exchange Payment by the Company; or

(b) a number of shares of Class A Common Stock distributed by the Company that is equal to the product of the number of Paired Interests surrendered multiplied by the Exchange Rate (a “Share Settlement”); provided, that (i) any such Exchange is for a minimum of the lesser of (A) [•] Units (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (B) all of the Units held by such Holder and (ii) PubCo shall have the option following receipt of a Notice of Exchange from a Holder to effect a Cash Exchange Payment or Share Settlement, as applicable, directly with such Holder.

Section 2.02 Exchange Procedures; Notices and Revocations.

(a) Subject to Sections 2.02(b) and (c), a Holder may exercise the right to effect an Exchange as set forth in Section 2.01 by delivering a written notice of exchange in respect of the Paired Interests to be Exchanged substantially in the form of Exhibit A hereto (the “Notice of Exchange”), duly executed by such Holder, to PubCo and the Company at the address set forth in Section 4.03 during normal business hours, or if any agent for the Exchange is duly appointed and acting (the “Exchange Agent”), to the office of the Exchange Agent during normal business hours. If Units and/or the Class B Common Stock are then represented by certificates, certificate(s) representing at least the number of Units and/or Class B Common Stock being Exchanged, with instrument(s) of transfer reasonably acceptable to PubCo and the Company and executed in blank, shall be delivered by the Exchanging Holder to PubCo and the Company at the address set forth in Section 4.03 during normal business hours or to the offices of the Exchange Agent during normal business hours. If such certificates have been lost, the Exchanging Holder may deliver, in lieu of such certificate(s), an affidavit of lost certificates.

(b) A Holder may deliver a Notice of Exchange with respect to an Unrestricted Exchange at any time, and, in any other case, during the Quarterly Exchange Notice Period preceding the desired Exchange Date. A Notice of Exchange with respect to an Unrestricted Exchange may specify that the Exchange is to be contingent (including as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of the Class A Common Stock into which the Paired Interests are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which such Class A Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property. Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange in accordance with this Section 2.1, a filing is required under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 (“HSR Act”), then the Exchange Date with respect to all Paired Interests which would be exchanged into shares of Class A Common Stock resulting from such Exchange shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such Exchange shall automatically occur without any further action by the holders of any such Paired Interests. Each of the Holders and PubCo agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Company.

(c) Notwithstanding anything to the contrary herein, to the extent that the Company is otherwise eligible for the Private Placement Safe Harbor in any taxable year, the Company and the Pubco shall use commercially reasonable efforts to restrict issuances of Units in an amount sufficient for the Company to continue to be eligible for the Private Placement Safe Harbor, and, to the extent that the Company or the Pubco determines that the Company does not meet the requirements of the Private Placement Safe Harbor at any point in any taxable year, the Company or the Pubco may impose such additional restrictions on Exchanges during such taxable year as the Company or the Pubco may determine to be necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code; provided, that the restrictions imposed pursuant to this sentence shall not apply to any Unrestricted Exchange. Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Company or of the Pubco, such an Exchange would pose a material risk that the Company would be a “publicly traded partnership” under Section 7704 of the Code; provided, however, that this sentence shall not apply to prohibit a Block Transfer unless a change in applicable Law after the date of the signing of the Purchase Agreement modifies the application or availability of Treasury Regulations Section 1.7704-1(e)(2).

Annex K-5

(d) Revocation by Holders. An Exchanging Holder may elect to retract its Notice of Exchange with respect to an Unrestricted Exchange by giving written notice of such election to PubCo and the Company no later than one Business Day prior to the Exchange Date. Subject to the last two sentences of this Section 2.02(d), if, in the case of an Exchange that is not an Unrestricted Exchange, the Class A Common Stock Value (determined by treating the last full Trading Day that is three Business Days immediately prior to the applicable Exchange Date as the final measurement date of such five-day period used to calculate the Class A Common Stock Value) decreases by more than 10% from the Class A Common Stock Value (determined by treating the last full Trading Day that is immediately prior to the date of delivery the applicable Notice of Exchange as the final measurement date of such five-day period used to calculate the Class A Common Stock Value), the Exchanging Holder may elect to retract its Notice by giving written notice of such election (a “Restricted Retraction Notice”) to PubCo and the Company no later than three Business Days prior to the Exchange Date. The giving of any notice pursuant to this Section 2.1(d) shall terminate all of the Exchanging Holder’s, PubCo’s and the Company’s rights and obligations under this Article II arising from such retracted Notice of Exchange (but not, for the avoidance of doubt, from any Notice of Exchange not retracted or that may be delivered in the future). An Exchanging Holder may deliver a Restricted Retraction Notice only once in every 12-month period (and any additional Restricted Retraction Notice delivered by such Exchanging Holder within such 12-month period shall be deemed null and void ab initio and ineffective with respect to the revocation of the Exchange specified therein). An Exchanging Holder who revokes an Exchange pursuant to a Restricted Retraction Notice may not participate in the Exchange to occur on the next Quarterly Exchange Date immediately following the Quarterly Exchange Date with respect to which the Restricted Retraction Notice pertains.

(e) PubCo shall provide notice to the Exchanging Holder of its intention to consummate an Exchange through a Cash Exchange Payment on the third Business Day immediately following the receipt of a Notice of Exchange (a “Cash Exchange Payment Notice”). If PubCo does not timely deliver a Cash Exchange Payment Notice, then PubCo shall be deemed to have elected the Share Settlement method under Section 2.01(b).

(f) Each Exchange shall be deemed to be effective immediately prior to the close of business on the Exchange Date, and, unless such Exchange is to be settled with a Cash Exchange Payment, the Exchanging Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued) shall be deemed to be a holder of Deliverable Common Stock from and after the effectiveness of the Exchange. As promptly as practicable on or after the Exchange Date, (i) if the Exchange is to be settled with a Share Settlement, then PubCo shall deliver or cause to be delivered to the Exchanging Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued) the number of shares of Deliverable Common Stock, deliverable upon such Exchange, registered in the name of such Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued) or (ii) if the Exchange is to be settled with a Cash Exchange Payment, then PubCo shall deliver or caused to be delivered to the Exchanging Holder (or such other Person(s) as may be directed by such Exchanging Holder) the Cash Exchange Payment as promptly as practicable (but not later than five Business Days) after the Exchange Date. To the extent any Deliverable Common Stock is settled through the facilities of DTC, PubCo, will, subject to Section 2.02(i) below, upon the written instruction of an Exchanging Holder, deliver or cause to be delivered the shares of Deliverable Common Stock deliverable to such Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued), through the facilities of DTC, to the account of the participant of DTC designated by such Holder.

(g) Subject to Section 2.02(h), the shares of Deliverable Common Stock issued upon an Exchange shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(h) If (i) any shares of Deliverable Common Stock may be sold pursuant to a registration statement that has been declared effective by the SEC, (ii) all of the applicable conditions of Rule 144 are met, or (iii) the legend (or a portion thereof) otherwise ceases to be applicable, PubCo, upon the written request of the Holder thereof shall promptly provide such Holder or its respective transferees, without any expense to such Persons (other than applicable transfer taxes and similar governmental charges, if any) with new certificates (or evidence of book- entry share) for

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securities of like tenor not bearing the provisions of the legend with respect to which the restriction has terminated. In connection therewith, such Holder shall provide PubCo with such information in its possession as PubCo may reasonably request in connection with the removal of any such legend.

(i) PubCo, the Company and each exchanging Holder shall bear their own respective expenses in connection with the consummation of any Exchange by such Holder, whether or not any such Exchange is ultimately consummated; provided, however, that the Company will pay any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange, and the Company shall bear any expenses attributable to consultations with or advice received by the Company or PubCo from Tax Counsel; provided, further, that if any shares of Deliverable Common Stock are to be delivered in a name other than that of the Holder that requested the Exchange (or DTC or its nominee for the account of a participant of DTC that will hold the shares for the account of such Holder), then such Holder and/or the Person in whose name such shares are to be delivered shall pay to PubCo or the Company, as applicable, the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of PubCo and the Company that such tax has been paid or is not payable.

(j) Notwithstanding anything to the contrary in this Article II, a Holder shall not be entitled to effect an Exchange (and, if attempted, any such Exchange shall be void ab initio), and PubCo and the Company shall have the right to refuse to honor any request to effect an Exchange, at any time or during any period, if PubCo or the Company shall reasonably determine that such Exchange (i) would be prohibited by any Applicable Law (including the unavailability of any requisite registration statement filed under the Securities Act or any exemption from the registration requirements thereunder), provided this subsection Section 2.02(j) shall not limit PubCo or the Company’s obligations under Section 2.06(c), (ii) would not be permitted under (x) the LLC Agreement, (y) other agreements with PubCo, the Company or any of their respective controlled Affiliates to which such Exchanging Holder may be party or (z) any written policies of PubCo, the Company or any of the Company’s subsidiaries related to unlawful or inappropriate trading applicable to its directors, officers or other personnel to which the Exchanging Holder is subject or (iii) would require regulatory approval but such approval has not been obtained; provided, that, PubCo and the Company shall, at the request of any Holder, use their reasonable best efforts to make any applicable regulatory filings as promptly as practicable following the receipt of a Notice of Exchange from such Holder. Upon such determination, PubCo or the Company (as applicable) shall notify the Holder requesting the Exchange of such determination, which such notice shall include an explanation in reasonable detail as to the reason that the Exchange has not been honored. Notwithstanding the foregoing, PubCo and the Company shall not enter into any agreement if a principal purpose of such agreement is to restrict or otherwise impair in any material respect the Holders’ rights to consummate Exchanges.

Section 2.03 Adjustment.

(a) The Exchange Rate shall be adjusted accordingly if there is any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class B Common Stock or Units that is not accompanied by a substantively identical subdivision or combination of the Class A Common Stock. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Holder shall be entitled to receive the amount of such security, securities or other property that such Exchanging Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, reorganization, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, this Section 2.03(a) shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to, mutatis mutandis, and all references to “Paired Interests” shall be deemed to include, any security, securities or other property of PubCo or the Company which may be issued in respect of, in exchange for or in substitution of shares of Class B Common Stock or Units, as applicable, by reason of stock or unit split, reverse stock or unit split, stock or unit dividend or distribution, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

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(b) This Agreement shall apply to the Paired Interests held by the Holders and their Permitted Transferees as of the date hereof, as well as any Paired Interests hereafter acquired by a Holder and his or her or its Permitted Transferees.

Section 2.04 Tender Offers and Other Events with Respect to PubCo. In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Common Stock (a “PubCo Offer”) is proposed by PubCo or is proposed to PubCo or its stockholders and approved by the Board or is otherwise effected or to be effected with the consent or approval of the Board, the Holders of Paired Interests shall be permitted to participate in such PubCo Offer by delivery of a Notice of Exchange (which Notice of Exchange shall be effective immediately prior to the consummation of such PubCo Offer (and, for the avoidance of doubt, shall be contingent upon the consummation of such PubCo Offer and not be effective if such PubCo Offer is not so consummated)). In the case of a PubCo Offer proposed by PubCo, PubCo will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Holders of Paired Interests to participate in such PubCo Offer to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided, that without limiting the generality of this sentence (and without limiting the ability of any Holder to Exchange Paired Interests at any time pursuant to the terms of this Agreement), PubCo will use its reasonable best efforts expeditiously and in good faith to ensure that such Holders may participate in each such PubCo Offer without being required to Exchange Paired Interests. For the avoidance of doubt, in no event shall the Holders of Paired Interests be entitled to receive in such PubCo Offer aggregate consideration for each Paired Interest that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a PubCo Offer.

Section 2.05 Listing of Deliverable Common Stock. If the Class A Common Stock is listed on a national securities exchange, PubCo shall use its reasonable best efforts to cause all Class A Common Stock issued upon an Exchange to be listed on the same national securities exchange upon which the outstanding Class A Common Stock may be listed or traded at the time of such issuance.

Section 2.06 Deliverable Common Stock to be Issued; Class B Common Stock to be Cancelled.

(a) PubCo shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, the maximum number of shares of Deliverable Common Stock as shall be deliverable upon Exchange of all then-outstanding Paired Interests; provided, that nothing contained herein shall be construed to preclude PubCo or the Company from satisfying its obligations in respect of an Exchange by delivery of shares of Deliverable Common Stock that are held in the treasury of PubCo or any of its subsidiaries or by delivery of purchased shares of Deliverable Common Stock (which may or may not be held in the treasury of PubCo or any subsidiary thereof). PubCo and the Company represent, warrant and covenant that all shares of Deliverable Common Stock issued upon an Exchange will, upon issuance thereof, be validly issued, fully paid and non-assessable.

(b) When a Paired Interest has been Exchanged in accordance with this Agreement, (i) the share of Class B Common Stock constituting a component of such Paired Interest shall be cancelled by PubCo and (ii) the Unit constituting a component of such Paired Interest shall be deemed transferred from the Exchanging Holder to PubCo.

(c) Subject to the terms of the Registration Rights Agreement, PubCo and the Company covenant and agree to deliver shares of Deliverable Common Stock, if requested, pursuant to an effective registration statement with respect to any Exchange to the extent that a registration statement is effective and available for such shares with respect to such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration statement has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Holders requesting such Exchange, PubCo and the Company shall use reasonable best efforts to promptly facilitate such Exchange pursuant to an available exemption from such registration requirements.

(d) PubCo agrees that it has taken all or will take such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, PubCo of equity securities of PubCo (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of PubCo for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of PubCo, including any director by deputization. The authorizing resolutions shall be approved by either PubCo’s Board or a committee thereof composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3 under the Exchange Act) of PubCo.

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Section 2.07 Distributions. No Exchange shall impair the right of the Exchanging Holder to receive any distributions payable on the Units that are to be exchanged in respect of a record date that occurs prior to the Exchange Date for such Exchange. No adjustments in respect of dividends or distributions on any Unit will be made on the Exchange of any Paired Interest, and if the Exchange Date with respect to a Unit occurs after the record date for the payment of a dividend or other distribution on Units but before the date of the payment, then the registered Holder of the Unit at the close of business on the record date will be entitled to receive the dividend or other distribution payable on the Unit on the payment date notwithstanding the Exchange of the Paired Interests or a default in payment of the dividend or distribution due on the Exchange Date, and, for the avoidance of doubt, no Exchanging Holder shall have the right to receive any distributions (including tax distributions) on any exchanged Unit with a record date that occurs from and after any Exchange Date. For the avoidance of doubt, no Exchanging Holder shall be entitled to receive, in respect of a single record date, distributions or dividends both on Units exchanged by such Holder and on shares of Deliverable Common Stock received by such Holder in such Exchange.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of PubCo and of the Company.

(a) Each of PubCo and the Company represents and warrants that (i) it is a corporation or limited liability company duly incorporated or formed, as applicable, and is existing in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate or limited liability company power, as applicable, and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and, in the case of PubCo, to issue the Deliverable Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby (including, in the case of PubCo, the issuance of the Deliverable Common Stock) have been duly authorized by all necessary corporate or limited liability company action on its part, as applicable, and (iv) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b) Each of PubCo and the Company represents that it does not have any contracts, other agreements, duties or obligations that are inconsistent with its duties and obligations (whether or not in its capacity as Manager) under this Agreement and covenants that, except as expressly permitted by this Agreement, the LLC Agreement or the Stockholder Agreement, it will not enter into any contracts or other agreements or undertake or acquire any other duties or obligations that are inconsistent with such duties and obligations.

Section 3.02 Representations and Warranties of the Holders. Each Holder, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Holder and (iv) this Agreement constitutes a legal, valid and binding obligation of such Holder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. Additionally, each Holder, severally and not jointly, represents and warrants that it is aware of the restrictions on Transfer (as defined in the LLC Agreement) contained in Article X of the LLC Agreement.

ARTICLE IV
MISCELLANEOUS

Section 4.01 Additional Holders.

(a) To the extent that a Holder validly transfers any or all of such Holder’s Paired Interests to another Person in a transaction in accordance with, and not in contravention of, the LLC Agreement or the Registration Rights Agreement, as applicable, then such transferee (each, a “Permitted Transferee”) shall have the right, in connection with such transaction, to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Holder hereunder.

Annex K-9

(b) To the extent the Company issues additional Units, then any holder of such Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such holder shall become a Holder hereunder; provided, however, that PubCo may delay the initial exercisability of the Exchange right by such new Holder to the extent PubCo in its sole discretion deems appropriate to facilitate compliance with the Securities Act.

Section 4.02 Further Assurances. Each party hereto agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the reasonable judgment of PubCo and the Company, may be necessary or advisable to carry out the intent and purposes of this Agreement.

Section 4.03 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received by non-automated response). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:

(a) if to PubCo or the Company to:

Global Gas Corporation
700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401
Attention: Carter Glatt
Telephone: (917) 742-1904
E-mail: carter@duneacq.com

with copies (which shall not constitute notice) to:

Winston & Strawn LLP
200 Park Avenue
New York, NY 10166
Attention: Jason D. Osborn
Facsimile: 212-294-4700
Email: JOsborn@winston.com

and

Sidley Austin LLP
One South Dearborn
Chicago, IL 60603
Attention: Michael P. Heinz
Facsimile: 312-853-7036
Email: mheinz@sidley.com

(b) if to any other Holder, to the address and other contact information set forth in the records of PubCo or the Company from time to time, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

Section 4.04 Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

Section 4.05 Waiver of Jury Trial; Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. Each party hereby irrevocably submits to the exclusive jurisdiction of

Annex K-10

the federal courts located in the State of Delaware or the Delaware Court of Chancery for the purpose of adjudicating any dispute arising hereunder. Each party hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court any objection to such jurisdiction, whether on the grounds of hardship, inconvenient forum or otherwise. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 4.03 shall be effective service of process for any action, suit or proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 4.05.

Section 4.06 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 4.07 Entire Agreement. This Agreement and, as applicable, the other Reorganization Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. Nothing in this Agreement shall create any third-party beneficiary rights in favor of any Person or other party hereto.

Section 4.08 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.09 Amendment. This Agreement may only be amended or modified, in whole or in part, at any time and from time to time by a written instrument signed by (i) PubCo, (ii) the Company, (iii) the Holders of Units holding a majority of the then outstanding Units of the Company and (iv) Dune Acquisition Holdings LLC, a Delaware limited liability company (“Sponsor”), to the extent Sponsor is then a Holder. In the event that this Agreement is amended, whether or not the prior written consent of any Holder is required under the foregoing sentence, PubCo or the Company shall provide a copy of such amendment to all Holders. Notwithstanding anything to the contrary in this Agreement (including this Section 4.09), the execution and delivery of a joinder to this Agreement pursuant to Section 4.01 shall not require the consent of any Holder or any other party hereto and shall not be deemed to be an amendment or modification to this Agreement.

Section 4.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law rules of such State that would result in the application of the laws of a jurisdiction other than the State of Delaware.

Section 4.11 Certain Tax Matters.

(a) Notwithstanding any other provision in this Agreement, the Company, PubCo and their agents and affiliates shall have the right to deduct and withhold taxes (including Class A Common Stock with a fair market value equal to the amount of such taxes) from any payments to be made pursuant to the transactions contemplated by this Agreement if, in their reasonable opinion, such withholding is required by law. The Company, PubCo and their agents and affiliates shall further be permitted to remit any such taxes to the relevant taxing authority. In connection with any Exchange, the Exchanging Holder shall, to the extent it is legally entitled to deliver such form, deliver to the Company or PubCo (as applicable) a certificate, dated on the applicable Specified Exchange Date, in a form reasonably acceptable to the Company or PubCo (as applicable), certifying as to such Exchanging Holder’s taxpayer identification number and that such Exchanging Holder is a not a foreign person for purposes of Section 1445 and Section 1446(f) of the Code (which certificate may be an Internal Revenue Service Form W-9 if then sufficient for such purposes under applicable law) (such certificate a “Non-Foreign Person Certificate”). If an Exchanging Holder is unable to provide a Non-Foreign Person Certificate in connection with an Exchange, then such Exchanging Holder shall provide (i) the appropriate series of Internal Revenue Service Form W-8 and (ii) a certificate substantially in the form described in Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(B) setting forth the liabilities of the Company allocated to the Units subject to the Exchange under Section 752 of the Code, and the Company or PubCo, as applicable, shall be permitted to withhold the required portion of the amount realized

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(as reasonably determined by the parties) by such Exchanging Holder in respect of such Exchange as provided in Section 1446(f) of the Code and any Treasury Regulations promulgated thereunder (including Proposed Treasury Regulations) and consistent with the certificate provided pursuant to clause (ii). Without limiting the foregoing, the Company and the Exchanging Holder shall reasonably cooperate upon the reasonable request of the other party to provide such certifications or other information that the Company or the Exchanging Holder (as applicable) is legally permitted to provide to the extent necessary to reduce or eliminate any withholding with respect to an Exchange. To the extent that any amount is deducted and withheld from any payments to be made pursuant to the transactions contemplated by this Agreement, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the recipient of the payments in respect of which such deduction and withholding was made.

(b) This Agreement shall be treated as part of the LLC Agreement as described in Section 761(c) of the Code and Treasury Regulation Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c). As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Units by a Holder to PubCo, and no party shall take a contrary position on any income tax return or amendment thereof. Within 30 days following the Exchange Date, PubCo shall deliver a notification to the Company in accordance with Treasury Regulations Section 1.743-1(k)(2).

Section 4.12 Independent Nature of Holders’ Rights and Obligations. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under hereunder. The decision of each Holder to enter into to this Agreement has been made by such Holder independently of any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

Section 4.13 Specific Enforcement. The parties hereto acknowledge that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

PUBCO
Global Gas Corporation
By:
Name:
Title:
COMPANY
GLOBAL GAS HOLDINGS LLC
By:	Dune Acquisition Corporation
By:	Its Sole Member
By:
Name:	Carter Glatt
Title:	Chief Executive Officer

[Signature Page to the Exchange Agreement]

Annex K-13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

HOLDERS
[•]
By:
Name:
Title:

[Signature Page to the Exchange Agreement]

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EXHIBIT A

[FORM OF]
NOTICE OF EXCHANGE

[•]
Attn: [•]
Email: [•]

Reference is hereby made to the Exchange Agreement, dated as of [•], 2021 (as amended from time to time, the “Exchange Agreement”), by and among Global Gas Holdings LLC, a Delaware limited liability company (the “Company”), Global Gas Corporation, a Delaware corporation (“PubCo”), and the holders of Units (as defined therein) and shares of Class B Common Stock (as defined therein) from time to time party hereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder hereby transfers to PubCo (or the Company, if applicable) effective as of the Exchange Date and, in the case of a contingent exchange, subject to the occurrence of the contingency set forth below, the number of shares of Class B Common Stock plus Units set forth below (together, the “Paired Interests”) in Exchange for shares of Class A Common Stock (the “Deliverable Common Stock”) to be issued in its name as set forth below, in accordance with the terms of the Exchange Agreement.

Legal Name of Holder: [              ]

Address:	[ ]
[ ]
[ ]

Number of Paired Interests to be Exchanged: [              ]

Timing / Contingent Exchanges (complete either (a) or (b))

(a) Exchange Date: [              ]

(b) If Exchange is contingent upon the occurrence of any event pursuant to Section 2.02(d), please describe such contingency: [              ]

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Notice of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Notice of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Paired Interests subject to this Notice of Exchange are being transferred to PubCo (or the Company, if applicable) free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Paired Interests subject to this Notice of Exchange is required to be obtained by the undersigned for the transfer of such Paired Interests to the Company.

The undersigned hereby irrevocably constitutes and appoints any officer of PubCo or the Company as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to PubCo (or the Company, if applicable) the Paired Interests subject to this Notice of Exchange and to deliver to the undersigned the shares of Deliverable Common Stock to be delivered in Exchange therefor.

[Signature Page Follows]

Annex K-15

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

By:
Name:
Title:

Annex K-16

EXHIBIT B

[FORM OF]
JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [•], 2021 (as amended from time to time, the “Agreement”), by and among Global Gas Holdings LLC, a Delaware limited liability company (the “Company”), Global Gas Corporation, a Delaware corporation (“PubCo”), and the holders of Units (as defined therein) and shares of Class B Common Stock from time to time party hereto (each, a “Holder”). Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned, having acquired shares of Class B Common Stock and Units, hereby joins and enters into the Agreement. By signing and returning this Joinder Agreement to PubCo, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Holder contained in the Agreement, with all attendant rights, duties and obligations of a Holder thereunder and (ii) makes each of the representations and warranties of a Holder set forth in Section 3.02 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by PubCo and by the Company, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name: [              ]

Address for Notices:	[ ]
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With Copies to:	[ ]
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[Signature Page Follows]

Annex K-17

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder Agreement to be executed and delivered by the undersigned.

By:
Name:
Title:

Annex K-18

Annex L

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

of

GLOBAL GAS HOLDINGS LLC

dated as of [•], 2023

Annex L-1

Annex L-2

Page
Article VI

MANAGEMENT

6.1	Authority of Manager; Officer Delegation	L-19
6.2	Actions of the Manager	L-20
6.3	Resignation; No Removal	L-20
6.4	Vacancies
6.5	Transactions Between the Company and the Manager	L-20
6.6	Reimbursement for Expenses	L-20
6.7	Delegation of Authority	L-20
6.8	Limitation of Liability of Manager	L-20
6.9	Investment Company Act	L-21

Article VII

RIGHTS, POWERS AND OBLIGATIONS OF MEMBERS

7.1	Limitation of Liability and Duties of Members	L-21
7.2	Lack of Authority	L-22
7.3	No Right of Partition	L-22
7.4	Indemnification	L-22

Article VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS

8.1	Records and Accounting	L-23
8.2	Fiscal Year	L-23

Article IX

TAX MATTERS

9.1	Preparation of Tax Returns	L-23
9.2	Tax Elections	L-23
9.3	Tax Controversies	L-24

Article X

RESTRICTIONS ON TRANSFER OF UNITS; CERTAIN TRANSACTIONS

10.1	Transfers by Members	L-24
10.2	Permitted Transfers	L-24
10.3	Restricted Units Legend	L-25
10.4	Transfer	L-25
10.5	Assignee’s Rights	L-25
10.6	Assignor’s Rights and Obligations	L-25
10.7	Overriding Provisions	L-26
10.8	Spousal Consent	L-27
10.9	Drag-Along Rights	L-27

Article XI

ADMISSION OF MEMBERS

11.1	Substituted Members	L-28
11.2	Additional Members	L-28

Annex L-3

Schedule I	—	Schedule of Members
Exhibit A	—	Form of Joinder
Exhibit B-1	—	Form of Agreement and Consent of Spouse
Exhibit B-2	—	Form of Spouse’s Confirmation of Separate Property

Annex L-4

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

of Global Gas Holdings LLC

a Delaware Limited Liability Company

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is made and entered into as of [•], 2023 (the “Effective Date”), by and among Global Gas Holdings LLC, a Delaware limited liability company (the “Company”) and any Person who is currently a member of the Company and any other Person who shall hereafter execute this Agreement as a Member of the Company (any such current members and any such other Person being herein referred to individually as a “Member” and collectively as the “Members”).

PRELIMINARY STATEMENTS

WHEREAS, the Company was formed pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware to organize the Company under and pursuant to the Delaware Limited Liability Company Act, and was originally governed by the initial Limited Liability Company Agreement of the Company, dated as of May 14, 2023 (the “Original Agreement”);

WHEREAS, on May 14, 2023, the Company entered into that certain Unit Purchase Agreement by and among Global Gas Corporation (formerly known as Dune Acquisition Corporation), a Delaware corporation (“PubCo”), and the other parties thereto (the “Purchase Agreement”);

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, (i) (x) PubCo contributed to the Company all of its assets (excluding its interests in the Company and the aggregate amount of cash proceeds required to fund SPAC Stockholder Redemptions (as defined in the Purchase Agreement)), and (y) in exchange therefor, the Company issued to PubCo a number of Original Units equaling the number of total shares of Class A Common Stock of PubCo issued and outstanding immediately after the Closing of the Transactions (which took into account the any equity financing agreements entered into by PubCo between the date of the Purchase Agreement and the Closing and giving effect to all SPAC Stockholder Redemptions) (such transactions, the “PubCo Contribution”), and (ii) immediately after the PubCo Contribution, the Persons who comprised of all of the equityholders of Global Hydrogen Energy LLC (“GHE”) as of immediately prior to the Closing, transferred, conveyed, assigned and delivered all of the issued and outstanding units of GHE to the Company, and the Company accepted such transfer, conveyance, assignment and delivery, in exchange for the Aggregate Consideration (as defined in the Purchase Agreement); and

WHEREAS, the Members desire to continue the Company without dissolution and amend and restate the Original Agreement in its entirety as of the Effective Date to reflect, among other things, (i) the consummation of the transactions contemplated by the Purchase Agreement (the “Transactions”), including the conversion of the Original Units into Common Units (the “Recapitalization”), (ii) the addition of PubCo as a Member and its designation as the sole Manager of the Company and (iii) the other rights and obligations of the Members, the Company, the Manager and PubCo, in each case, as provided and agreed upon in the terms of this Agreement as of the Effective Date, at which time the Original Agreement shall be superseded entirely by this Agreement and shall be of no further force or effect.

NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

GENERAL DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms shall each have the meanings set forth in this Article I, (unless the context otherwise requires).

“Act” means the Delaware Limited Liability Company Act, as it may be amended from time to time, and any successor to such Act.

“Additional Member” has the meaning specified in Section 11.2.

Annex L-5

“Adjusted Capital Account Deficit” means, with respect to the Capital Account of any Member as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Member’s Capital Account balance shall be:

(a) reduced for any items described in Treasury Regulation Section 1.704- 1(b)(2)(ii)(d)(4), (5), and (6); and

(b) increased for any amount such Member is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to minimum gain).

“Admission Date” has the meaning specified in Section 10.6.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, when used with reference to a specific Person (or when not referring to a specific Person shall mean an Affiliate of a Member), any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specific Person.

“Agreement” has the meaning specified in the Preamble.

“Approved Qualified Transaction” has the meaning specified in Section 10.9(a). “Assignee” means a Person to whom a Unit has been transferred but who has not become a Member pursuant to Article XI.

“Assumed Tax Liability” means, with respect to any Member, an amount equal to the excess of (i) the product of (A) the Distribution Tax Rate multiplied by (B) the estimated or actual cumulative taxable income or gain of the Company, as determined for federal income tax purposes, allocated to such Member for full or partial Fiscal Years commencing on or after the Effective Date over (ii) the sum of the cumulative Tax Distributions made to such Member after the Effective Date pursuant to Sections 4.1(b)(i), 4.1(b)(ii) and 4.1(b)(iii); provided that such Assumed Tax Liability (x) shall be computed without regard to any increases to the tax basis of the Company’s property pursuant to Sections 734(b) or 743(b) of the Code, (y) to the extent permitted under the Credit Agreements, shall in no event be less than an amount that will enable the PubCo to meet both its tax obligations for the relevant Taxable Year and (z) unless otherwise determined by Manager in its sole discretion, shall not take into account any allocations under Section 704(c) of the Code (including “reverse” 704(c) allocations) to a Member.

“Available Cash” means, with respect to any Fiscal Period, the amount of cash on hand which the Manager, in its sole discretion, deems available for distribution to the Members, taking into account all debts, liabilities and obligations of the Company then due and amounts which the Manager, in its sole discretion, deems necessary to expend or retain for working capital or to place into reserves for customary and usual claims with respect to the Company’s operations.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Book Value” means, with respect to any property of the Company, the Company’s adjusted basis for U.S. federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation Section 1.704-1(b)(2)(iv)(d)-(g).

“Capital Account” means the Capital Account maintained for each Member pursuant to Section 5.1 of this Agreement.

“Capital Contribution” means, with respect to any Member, the amount of any cash, cash equivalents, promissory obligations or the Fair Market Value of other property that such Member (or such Member’s predecessor) contributes (or is deemed to contribute) to the Company pursuant to Article III hereof.

“Cash Exchange Payment” has the meaning specified in the Exchange Agreement.

“Certificate of Formation” means the Certificate of Formation of the Company described in Section 2.1.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of PubCo.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of PubCo.

Annex L-6

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Unit” means a Unit designated as a “Common Unit” and having the rights and obligations specified with respect to the Common Units in this Agreement.

“Common Unitholder” means a Member who is the registered holder of Common Units.

“Company” has the meaning specified in the Preamble.

“Confidential Information” has the meaning set forth in Section 14.2(a).

“Credit Agreements” means any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which the Company or any of its Subsidiaries is or becomes a borrower, as such instruments or agreements may be amended, restated, supplemented or otherwise modified from time to time and including any one or more refinancing or replacements thereof, in whole or in part, with any other debt facility or debt.

“Discount” has the meaning set forth in Section 6.5.

“Distributable Cash” means, as of any relevant date on which a determination is being made by the Manager regarding a potential distribution pursuant to Section 4.1(a), the amount of cash that could be distributed by the Company for such purposes in accordance with the Credit Agreements (and without otherwise violating any applicable provisions of any of the Credit Agreements).

“Distribution” means each distribution made by the Company to a Member with respect to such Member’s Units, whether in cash, property or securities of the Company and whether by liquidating distribution or otherwise; provided, however, that none of the following shall be a Distribution: (a) any recapitalization that does not result in the distribution of cash or property to Members or any exchange of securities of the Company, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units or (b) any other payment made by the Company to a Member that is not properly treated as a “distribution” for purposes of Sections 731, 732, or 733 or other applicable provisions of the Code.

“Distribution Tax Rate” means a rate equal to the highest effective combined marginal federal, state and local income tax rate applicable to individual taxpayers residing in New York City, taking into account the character of the relevant tax items (e.g., ordinary or capital), the deductibility of state and local income taxes for federal income tax purposes (but only to the extent such taxes are deductible under the Code), and any deduction under Code Section 199A or any similar state or local law, in each case, as reasonably determined by the Manager.

“Drag-Along Amount” has the meaning set forth in Section 10.9(b).

“Drag-Along Notice” has the meaning set forth in Section 10.9(b).

“Drag-Along Right” has the meaning set forth in Section 10.9(a).

“Drag Price” has the meaning set forth in Section 10.9(a).

“Effective Date” has the meaning specified in the Preamble.

“Effective Time” has the meaning set forth in the Purchase Agreement.

“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Company or PubCo, including the PubCo Long Term Incentive Plan.

“Equity Securities” means (a) Units or other equity interests in the Company or any Subsidiary of the Company (including other classes or groups thereof having such relative rights, powers and duties as may from time to time be established by the Manager pursuant to the provisions of this Agreement, including rights, powers and/or duties senior to existing classes and groups of Units and other equity interests in the Company or any Subsidiary of the Company), (b) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other equity interests in the Company or any Subsidiary of the Company, and (c) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Company or any Subsidiary of the Company.

Annex L-7

“Event of Withdrawal” means the bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company. “Event of Withdrawal” shall not include an event that (a) terminates the existence of a Member for income tax purposes (including, without limitation, (i) a change in entity classification of a Member under Treasury Regulation Section 301.7701-3, (ii) a sale of assets by, or liquidation of, a Member pursuant to an election under Code Sections 336 or 338, or (iii) merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member) but that (b) does not terminate the existence of such Member under applicable state law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Units of such trust that is a Member).

“Exchange Agreement” means the Exchange Agreement dated on or about the date hereof, by and among the Company, PubCo and the other parties thereto.

“Exchanging Holder” has the meaning specified in the Exchange Agreement.

“Fair Market Value” of a specific asset of the Company will mean the amount which the Company would receive in an all-cash sale of such asset in an arms-length transaction with a willing unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale), as such amount is determined by the Manager (or, if pursuant to Section 13.2, the Liquidators) in its good faith judgment using all factors, information and data it deems to be pertinent.

“FINRA” means the Financial Industry Regulatory Authority.

“Fiscal Period” means any interim accounting period within a Taxable Year established by the Manager and which is permitted or required by Section 706 of the Code.

“Fiscal Year” means the Company’s annual accounting period established pursuant to Section 8.2.

“Governmental Entity” means any Federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body and any self-regulating authority such as FINRA).

“Indemnified Person” has the meaning specified in Section 7.4(a).

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended from time to time.

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A hereto.

“Law” means all laws, statutes, ordinances, rules and regulations of any Governmental Entity.

“Liquidator” has the meaning specified in Section 13.2.

“LLC Employee” means an employee of, or other service provider (including, without limitation, any management member whether or not treated as an employee for the purposes of U.S. federal income tax) to, the Company or any of its Subsidiaries, in each case acting in such capacity.

“Lock-Up Period” means the period beginning on the Effective Date and ending on the earlier of (A) twelve (12) months after (and excluding) the Effective Date and (B) subsequent to the Effective Date, the date on which PubCo completes a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of the outstanding shares of PubCo Common Stock being converted into cash, securities or other property.

“Losses” means items of loss or deduction of the Company determined according to Section 5.1(b).

“Manager” has the meaning specified in Section 6.1(a).

“Market Price” means, with respect to a share of Class A Common Stock as of a specified date, the last sale price per share of Class A Common Stock, regular way, or if no such sale took place on such day, the average of the closing bid and asked prices per share of Class A Common Stock, regular way, in either case as reported in

Annex L-8

the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Stock Exchange or, if the Class A Common Stock is not listed or admitted to trading on the Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the Class A Common Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in shares of Class A Common Stock selected by the PubCo Board or, in the event that no trading price is available for the shares of Class A Common Stock, the fair market value of a share of Class A Common Stock, as determined in good faith by the PubCo Board.

“Member” means, as of any date of determination, (a) each of the members named on the Schedule of Members and (b) any Person admitted to the Company as a Substituted Member or Additional Member in accordance with Article XI, but in each case only so long as such Person is shown on the Company’s books and records as the owner of one or more Units, each in its capacity as a member of the Company.

“Minimum Gain” means “partnership minimum gain” determined pursuant to Treasury Regulation Section 1.704-2(d).

“Net Loss” means, with respect to a Fiscal Year, the excess if any, of Losses for such Fiscal Year over Profits for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.3 and Section 5.4).

“Net Profit” means, with respect to a Fiscal Year, the excess if any, of Profits for such Fiscal Year over Losses for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.3 and Section 5.4).

“Officer” has the meaning set forth in Section 6.1(b).

“Optionee” means a Person to whom a stock option is granted under any Equity Plan.

“Other Agreements” has the meaning specified in Section 10.4.

“Original Agreement” has the meaning specified in the Preliminary Statements.

“Original Units” means the Units, as defined in the Original Agreement, including any Class A Unit or Class B Unit as defined therein.

“Partnership Representative” has the meaning set forth in Section 9.3.

“Percentage Interest” means, as among an individual class of Units and with respect to a Member at a particular time, such Member’s percentage interest in the Company determined by dividing the number of such Member’s Units of such class by the total number of Units of all Members of such class at such time. The Percentage Interest of each Member shall be calculated to the fourth decimal place.

“Permitted Transfer” has the meaning specified in Section 10.2.

“Permitted Transferee” has the meaning specified in Section 10.2.

“Person” shall be construed in its broadest sense and means and includes a natural person, general partnership, limited partnership, corporation, limited liability company, limited liability partnership, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and the heirs, executors, administrations, legal representatives, successors and assigns of such person, as the context may require.

“Pro rata,” “pro rata portion,” “according to their interests,” “ratably,” “proportionately,” “proportional,” “in proportion to,” “based on the number of Units held,” “based upon the percentage of Units held,” “based upon the number of Units outstanding,” and other terms with similar meanings, when used in the context of a number of Units of the Company relative to other Units, means as amongst an individual class of Units, pro rata based upon the number of such Units within such class of Units.

“Profits” means items of income and gain of the Company determined according to Section 5.1(b).

Annex L-9

“PubCo” has the meaning specified in the Preliminary Statements.

“PubCo Board” means the board of directors of PubCo.

“PubCo Long Term Incentive Plan” means any stock option plan now or hereafter adopted by the Company or by PubCo, including the Global Gas Corporation 2023 Long Term Incentive Plan.

“Purchase Agreement” has the meaning specified in the Preliminary Statements.

“Qualified Transaction” means any merger, consolidation or other business combination of PubCo, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Class A Common Stock receive the same consideration per share paid in the tender offer), unless, following such transaction, all or substantially all of the holders of the voting power of all outstanding classes of Common Stock and any series of preferred stock issued by PubCo that are generally entitled to vote in the election of directors prior to such transaction or series of transactions, continue to hold a majority of the voting power of the surviving entity (or its parent) resulting from such transaction or series of transactions in substantially the same proportions as immediately prior to such transaction or series of transactions.

“Quarterly Tax Distribution” has the meaning set forth in Section 4.1(b)(i).

“Recapitalization” has the meaning specified in the Preliminary Statements.

“Regulatory Allocations” has the meaning set forth in Section 5.3(f).

“Required Member” has the meaning set forth in Section 10.9(a).

“Revised Partnership Audit Provisions” means Section 1101 of Title XI (Revenue Provisions Related to Tax Compliance) of the Bipartisan Budget Act of 2015, H.R. 1314, Public Law Number 114-74.

“Schedule of Members” has the meaning specified in Section 3.1(b).

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Members” has the meaning specified in the Preliminary Statements.

“Share Settlement” has the meaning specified in the Exchange Agreement.

“Stock Exchange” means the NASDAQ Capital Market.

“Subsidiary” means, with respect to any Person, any other Person the majority of whose equity securities or voting securities are directly or indirectly owned or controlled by such Person.

“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 11.1.

“Tax Distributions” has the meaning set forth in Section 4.1(b)(i).

“Taxable Year” means the Company’s accounting period for U.S. federal income tax purposes determined pursuant to Section 9.2.

“Trading Day” means a day on which the Stock Exchange or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transfer” (and, with a correlative meaning, “Transferred” and “Transferring”) means any sale, transfer, assignment, redemption, pledge, encumbrance or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any Equity Securities or (b) any equity or other interest (legal or beneficial) in any Member if substantially all of the assets of such Member consist solely of Units; provided, that, the pledge of Units by a Member that creates a mere security interest in such Units pursuant to a bona fide loan or indebtedness transaction so long as such Member continues to exercise sole voting control over such pledged Units shall not be considered a “Transfer”; provided further, however, that a foreclosure on such Units or other similar action by the pledgee shall constitute a “Transfer.”

Annex L-10

“Treasury Regulations” means the regulations promulgated by the U.S. Treasury Department pursuant to the Code.

“Units” means the fractional interest of a Member in Profits, Losses and Distributions of the Company, and otherwise having the rights and obligations specified with respect to “Units” in this Agreement; provided, however, that any class or group of Units issued shall have the relative rights, powers and duties set forth in this Agreement applicable to such class or group of Units.

“Unvested Corporate Shares” means shares of Class A Common Stock issuable pursuant to awards granted under the PubCo Long Term Incentive Plan] that are not Vested Corporate Shares.

“Vested Corporate Shares” means the shares of Class A Common Stock issued pursuant to awards granted under the PubCo Long Term Incentive Plan that are vested pursuant to the terms thereof or any award or similar agreement relating thereto.

“Vesting Date” has the meaning set forth in Section 3.10(c)(ii).

1.2 Interpretation. Each definition in this Agreement includes the singular and the plural, and reference to the neuter gender includes the masculine and feminine where appropriate. References to any statute or Treasury Regulations mean such statute or regulations as amended at the time and include any successor legislation or regulations. The headings to the Articles and Sections are for convenience of reference and shall not affect the meaning or interpretation of this Agreement. Except as otherwise stated, reference to Articles, Sections and Schedules mean the Articles, Sections and Schedules of this Agreement. The Schedules are hereby incorporated by reference into and shall be deemed a part of this Agreement.

ARTICLE II

ORGANIZATION

2.1 Formation. The Company has been organized as a Delaware limited liability company under and pursuant to the Act by the filing of a Certificate of Formation with the Office of the Secretary of State of Delaware as required by the Act. In the event of a conflict between the terms of this Agreement and the Certificate of Formation, the terms of the Certificate of Formation shall prevail.

2.2 Name. The name of the Company is Global Gas Holdings LLC. The Manager in its sole discretion may change the name of the Company at any time and from time to time. To the extent permitted by the Act, the Company may conduct its business under one or more assumed names deemed advisable by the Manager.

2.3 Purposes. The purposes of the Company are to engage in any activity and/or business for which limited liability companies may be formed under the Act. The Company shall possess and, subject to the limitations herein expressed, may exercise, all powers necessary, convenient or incidental to the conduct, promotion or attainment of its business, purposes or activities to the fullest extent provided by the Act.

2.4 Duration. The Company shall continue in existence until it is dissolved and its affairs wound up in accordance with the Act or this Agreement.

2.5 Registered Office and Registered Agent; Principal Office.

(a) The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the initial registered office named in the Certificate of Formation or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by the Act.

(b) The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate of Formation or such other Person or Persons as the Manager may designate in the manner provided by the Act.

(c) The principal office of the Company shall be at [c/o Dune Acquisition Corporation, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401], or at such place as the Manager may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain records there for inspection as required by the Act. The Company may have such other offices as the Manager may designate from time to time.

Annex L-11

2.6 No State-Law Partnership. No provisions of this Agreement (including, without limitation, the provisions of Article VIII) shall be deemed or construed to constitute the Company a partnership (including, without limitation, a limited partnership) or joint venture, or any Member or Manager a partner or joint venturer of or with any other Member or Manager, for any purposes other than federal and state tax purposes.

ARTICLE III

MEMBERS

3.1 Members.

(a) On the Effective Date and concurrently with the consummation of the Transactions, PubCo shall be automatically admitted to the Company as a Member.

(b) The Company shall maintain a schedule setting forth: (i) the name and address of each Member; (ii) the aggregate number of outstanding Units and the number and class of Units held by each Member; (iii) the aggregate amount of cash Capital Contributions that has been made by the Members with respect to their Units; and (iv) the Fair Market Value of any property other than cash contributed by the Members with respect to their Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) (such schedule, the “Schedule of Members”). The Schedule of Members shall be the definitive record of ownership of each Unit of the Company and all relevant information with respect to each Member. The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

(c) No Member shall be required or, except as approved by the Manager pursuant to Section 6.1 and in accordance with the other provisions of this Agreement, permitted to (i) loan any money or property to the Company, (ii) borrow any money or property from the Company or (iii) make any additional Capital Contributions.

3.2 Units.

(a) Interests in the Company shall be represented by Units, or such other securities of the Company, in each case as the Manager may establish in its discretion in accordance with the terms and subject to the restrictions hereof. At the Effective Date, the Units will be comprised of a single class of Common Units.

(b) Subject to Section 3.4(a), the Manager may (i) issue additional Common Units at any time in its sole discretion and (ii) create one or more classes or series of Units or preferred Units solely to the extent such new class or series of Units or preferred Units are substantially economically equivalent to a class of common or other stock of PubCo or class or series of preferred stock of PubCo, respectively; provided, that as long as there are any Members (other than PubCo and its Subsidiaries) (i) no such new class or series of Units may deprive such Members of, or dilute or reduce, the allocations and distributions they would have received, and the other rights and benefits to which they would have been entitled, in respect of their Units if such new class or series of Units had not been created and (ii) no such new class or series of Units may be issued, in each case, except to the extent (and solely to the extent) the Company actually receives cash in an aggregate amount, or other property with a Fair Market Value in an aggregate amount, equal to the aggregate distributions that would be made in respect of such new class or series of Units if the Company were liquidated immediately after the issuance of such new class or series of Units.

(c) Subject to Sections 14.3(b) and Section 14.3(c), the Manager may amend this Agreement, without the consent of any Member or any other Person, in connection with the creation and issuance of such classes or series of Units, pursuant to Sections 3.2(b), 3.4(a) or 3.10.

3.3 Recapitalization. In order to effect the Recapitalization, the number of Original Units that were issued and outstanding and held by the Members immediately prior to the Effective Time are hereby converted, as of the Effective Time and after giving effect to the consummation of the transactions contemplated by the Purchase Agreement, into the number of Common Units set forth opposite the name of the respective Member on the Schedule of Members attached hereto as Schedule I, and such Common Units are hereby issued and outstanding as of the Effective Time.

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3.4 Authorization and Issuance of Additional Units.

(a) The Company shall undertake all actions, including an issuance, reclassification, distribution, division or recapitalization, with respect to the Common Units, to maintain at all times a one-to-one ratio between the number of Common Units owned by PubCo and the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining the one-to-one ratio, (i) Unvested Corporate Shares, (ii) treasury stock or (iii) preferred stock or other debt or equity securities (including warrants, options or rights) issued by PubCo that are convertible into or exercisable or exchangeable for Class A Common Stock (except to the extent the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, has been contributed by PubCo to the equity capital of the Company). In the event PubCo issues, transfers or delivers from treasury stock or repurchases Class A Common Stock in a transaction not contemplated in this Agreement, the Manager shall take all actions such that, after giving effect to all such issuances, transfers, deliveries or repurchases, the number of outstanding Common Units owned by PubCo will equal on a one-for-one basis the number of outstanding shares of Class A Common Stock. In the event PubCo issues, transfers or delivers from treasury stock or repurchases or redeems PubCo’s preferred stock in a transaction not contemplated in this Agreement, the Manager shall have the authority to take all actions such that, after giving effect to all such issuances, transfers, deliveries, repurchases or redemptions, PubCo holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any purchase or redemption) equity interests in the Company which (in the good faith determination by the Manager) are in the aggregate substantially equivalent to the outstanding preferred stock of PubCo so issued, transferred, delivered, repurchased or redeemed. PubCo shall, concurrently with any action taken by the Company pursuant to the requirements of this Section 3.4, contribute the net proceeds (if any) received by PubCo in respect of the events which gave rise to the Company’s obligation to undertake any action pursuant to the requirements of this Section 3.4 to the equity capital of the Company. The Company shall not undertake any subdivision (by any Common Unit split, Common Unit distribution, reclassification, recapitalization or similar event) or combination (by reverse Common Unit split, reclassification, recapitalization or similar event) of the Common Units that is not accompanied by an identical subdivision or combination of Class A Common Stock to maintain at all times a one-to-one ratio between the number of Common Units owned by PubCo and the number of outstanding shares of Class A Common Stock, unless such action is necessary to maintain at all times a one-to-one ratio between the number of Common Units owned by PubCo and the number of outstanding shares of Class A Common Stock as contemplated by the first sentence of this Section 3.4(a).

(b) The Company shall only be permitted to issue additional Units or other Equity Securities in the Company to the Persons and on the terms and conditions provided for in Section 3.2, this Section 3.4, Section 3.10 and Section 3.11. Subject to the foregoing, the Manager may cause the Company to issue additional Common Units authorized under this Agreement at such times and upon such terms as the Manager shall determine and the Manager shall amend this Agreement as necessary in connection with the issuance of additional Common Units and admission of additional Members under this Section 3.4 without the requirement of any consent or acknowledgement of any other Member.

(c) At any time an Exchanging Holder exchanges Common Units for a Cash Exchange Payment pursuant to the Exchange Agreement, the Company shall cancel such Common Units upon receipt of such Common Units from such Exchanging Holder (provided, that, for the avoidance of doubt, this Section 3.4(c) shall not apply in the case of any exchanges effectuated pursuant to a Share Settlement under the Exchange Agreement).

3.5 Repurchase or Redemption of shares of Class A Common Stock. Except as otherwise determined by the Manager in connection with the use of cash or other assets held by PubCo, if at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by PubCo for cash, then the Manager shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem a corresponding number of Common Units held (directly or indirectly) by PubCo, at an aggregate redemption price equal to the aggregate purchase or redemption price of the shares of Class A Common Stock being repurchased or redeemed by PubCo (plus any expenses related thereto) and upon such other terms as are the same for the shares of Class A Common Stock being repurchased or redeemed by PubCo; provided, if PubCo uses funds received from distributions from the Company or the net proceeds from an issuance of Class A Common Stock to fund such repurchase or redemption, then the Company shall cancel a corresponding number of Common Units held (directly or indirectly) by PubCo for no consideration. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any repurchase or redemption if such repurchase or redemption would violate any applicable Law.

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3.6 Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units.

(a) Units shall not be certificated unless otherwise determined by the Manager. If the Manager determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Company, by the Chief Executive Officer, Chief Financial Officer, General Counsel, Secretary or any other officer designated by the Manager, representing the number of Units held by such holder. Such certificate shall be in such form (and shall contain such legends) as the Manager may determine. Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law. No Units shall be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code unless all Units then outstanding are certificated; notwithstanding anything to the contrary herein, including Section 14.3, the Manager is authorized to amend this Agreement in order for the Company to opt-in to the provisions of Article 8 of the Uniform Commercial Code without the consent or approval of any Member of any other Person.

(b) If Units are certificated, the Manager may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon delivery to the Manager of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Manager may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

(c) To the extent Units are certificated, upon surrender to the Company or the transfer agent of the Company, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Company shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of this Agreement, the Manager may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units.

3.7 Negative Capital Accounts. No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).

3.8 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contribution or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

3.9 Loans From Members. Loans by Members to the Company shall not be considered Capital Contributions. Subject to the provisions of Section 3.1(c), the amount of any such advances shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.

3.10 PubCo Equity Plans.

(a) Equity Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain PubCo from adopting, modifying or terminating any Equity Plan or from issuing Vested Corporate Shares or Unvested Corporate Shares. The Company is expressly authorized to issue Units in an amount equal to the number of shares of Class A Common Stock issued pursuant to any such Equity Plan, without further act, approval or vote of any Member or any other Persons. The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by PubCo, amendments to this Section 3.10 may become necessary or advisable and that any approval or consent to any such amendments requested by PubCo shall be deemed granted by the Manager and the Members, as applicable, without the requirement of any further consent or acknowledgement of any other Member.

(b) Anti-dilution adjustments. For all purposes of this Section 3.10, the number of shares of Class A Common Stock and the corresponding number of Common Units shall be determined after giving effect to all anti-dilution or similar adjustments that are applicable, as of the date of exercise or vesting, to the option, warrant, restricted stock or other equity interest that is being exercised or becomes vested under the applicable Equity Plan and applicable award or grant documentation.

3.11 Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article III, all amounts received or deemed received by PubCo in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either

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(a) shall be utilized by PubCo to effect open market purchases of shares of Class A Common Stock, or (b) if PubCo elects instead to issue new shares of Class A Common Stock with respect to such amounts, shall be contributed by PubCo to the Company in exchange for additional Common Units. Upon such contribution, the Company will issue to PubCo a number of Common Units equal to the number of new shares of Class A Common Stock so issued.

ARTICLE IV

DISTRIBUTIONS

4.1 Distributions.

(a) Distributable Cash; Other Distributions. To the extent permitted by applicable Law and hereunder, Distributions to Members may be declared by the Manager out of Distributable Cash or other funds or property legally available therefor in such amounts and on such terms (including the payment dates of such Distributions) as the Manager shall determine using such record date as the Manager may designate; such Distributions shall be made to the Members as of the close of business on such record date on a pro rata basis in accordance with each Member’s Percentage Interest (other than, for the avoidance of doubt, any distributions made pursuant to Section 4.1(b)(v)) as of the close of business on such record date; provided, however, that the Manager shall have the obligation to make Distributions as set forth in Sections 4.1(b) and 13.2; and provided further that, notwithstanding any other provision herein to the contrary, no Distributions shall be made to any Member to the extent such Distribution would render the Company insolvent. For purposes of the foregoing sentence, insolvency means the inability of the Company to meet its payment obligations when due. Promptly following the designation of a record date and the declaration of a Distribution pursuant to this Section 4.1(a), the Manager shall give notice to each Member of the record date, the amount and the terms of the Distribution and the payment date thereof. In furtherance of the foregoing, it is intended that the Manager shall, to the extent permitted by applicable Law and hereunder, have the right in its sole discretion to make Distributions to the Members pursuant to this Section 4.1(a) in such amounts as shall enable PubCo to pay dividends or to meet its obligations (to the extent such obligations are not otherwise able to be satisfied as a result of Tax Distributions required to be made pursuant to Section 4.1(b)).

(b) Tax Distributions.

(i) With respect to each Fiscal Year or portion thereof ending after the Effective Date, the Company shall, to the extent permitted by applicable Law, make cash distributions (“Tax Distributions”) to each Member in an amount to ensure that each such Member receives a distribution at least equal to such Member’s Assumed Tax Liability, if any, with respect to the relevant taxable period to which the distribution relates. Tax Distributions pursuant to this Section 4.1(b)(i) shall be estimated by the Company on a quarterly basis and, to the extent feasible, shall be distributed to the Members (together with a statement showing the calculation of such Tax Distribution and an estimate of the Company’s net taxable income allocable to each Member for such period) on a quarterly basis on April 15th, June 15th, September 15th and January 15th (of the succeeding year) (or such other dates for which individuals are required to make quarterly estimated tax payments for U.S. federal income tax purposes) (each, a “Quarterly Tax Distribution”); provided, that the foregoing shall not restrict the Company from making a Tax Distribution on any other date. Quarterly Tax Distributions shall take into account the estimated taxable income or loss of the Company for the Fiscal Year through the end of the relevant quarterly period. A final accounting for Tax Distributions shall be made for each Fiscal Year after the allocation of the Company’s actual net taxable income or loss has been determined and any shortfall in the amount of Tax Distributions a Member received for such Fiscal Year based on such final accounting shall promptly be distributed to such Member. For the avoidance of doubt, any excess Tax Distributions a Member receives with respect to any Fiscal Year shall reduce future Tax Distributions otherwise required to be made to such Member with respect to any subsequent Fiscal Year.

(ii) A Tax Distribution to a Member in respect of any Unit shall be charged against current or future distributions to which such Member would otherwise have been entitled under Section 4.1(a) or Section 13.2(c) in respect of such Unit; provided, however, that all Units shall participate in distributions made pursuant to this Section 4.1(b) on a Pro rata basis. Notwithstanding the foregoing, (A) any distributions made pursuant to this Section 4.1(b) shall be made to the Members on a Pro rata basis, (B) to the extent of Available Cash, the Pro rata amount to be distributed to each Member shall be calculated based on the distribution to the Member that would have the highest Tax Distribution under this Section 4.1(b) on a per-Unit basis, calculated without regard to this sentence and (C) if there is insufficient Available Cash to make all of the distributions described in clause (B), the amount that would have been distributed

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to each Member pursuant to clause (B) shall be reduced on a Pro rata basis and the Company shall make future Tax Distributions as soon as there is sufficient Available Cash to pay the remaining portion of the Tax Distributions to which such Members were otherwise entitled under clause (B).

(iii) In the event of any audit by, or similar event with, a taxing authority that affects the calculation of any Member’s Assumed Tax Liability for any Taxable Year (other than an audit conducted pursuant to the Revised Partnership Audit Provisions for which no election is made pursuant to Section 6226 thereof and the Treasury Regulations promulgated thereunder), or in the event the Company files an amended tax return, each Member’s Assumed Tax Liability with respect to such year shall be recalculated by giving effect to such event (for the avoidance of doubt, taking into account interest or penalties). Any shortfall in the amount of Tax Distributions the Members and former Members received for the relevant Taxable Years based on such recalculated Assumed Tax Liability promptly shall be distributed to such Members and the successors of such former Members, except, for the avoidance of doubt, to the extent Distributions were made to such Members and former Members pursuant to Section 4.1(a) and this Section 4.1(b) in the relevant Taxable Years sufficient to cover such shortfall.

(iv) Notwithstanding the foregoing, Tax Distributions pursuant to this Section 4.1(b) for periods ending after the Effective Date, if any, shall be made to a Member only to the extent all previous Tax Distributions to such Member pursuant to Section 4.1(b) with respect to such Fiscal Year are less than the Tax Distributions such Member otherwise would have been entitled to receive with respect to such Fiscal Year pursuant to this Section 4.1(b).

(v) Notwithstanding the foregoing and anything to the contrary in this Agreement, for the avoidance of doubt, the provisions of this Section 4.1 shall be effective for the portion of the Fiscal Year beginning on the day after the Effective Date, and no further distributions shall be made after the date hereof pursuant to the Original Agreement (or, for the avoidance of doubt, the operating agreement of GHE) in respect of the portion of the Fiscal Year that ends on the Effective Date.

ARTICLE V

CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS

5.1 Capital Accounts.

(a) The Company shall maintain a separate Capital Account for each Member according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the discretion of the Manager), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulation and Treasury Regulation Section 1.704- 1(b)(2)(iv)(g) to reflect a revaluation of the Company’s property.

(b) For purposes of computing the amount of any item of income, gain, loss or deduction with respect to the Company to be allocated pursuant to this Article V and to be reflected in the Capital Accounts of the Members, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided, however, that:

(i) The computation of all items of income, gain, loss and deduction shall include those items described in Sections 705(a)(l)(B) or 705(a)(2)(B) of the Code and Treasury Regulation Sections 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includible in gross income or are not deductible for U.S. federal income tax purposes.

(ii) If the Book Value of any property of the Company is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

(iii) Items of income, gain, loss or deduction attributable to the disposition of property of the Company having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

(iv) Items of depreciation, amortization and other cost recovery deductions with respect to property of the Company having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).
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(v) To the extent an adjustment to the adjusted tax basis of any asset of the Company pursuant to Sections 732(d), 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

5.2 Allocations. Except as otherwise provided in Section 5.3 and Section 5.4, Net Profits and Net Losses for any Fiscal Year or Fiscal Period shall be allocated among the Capital Accounts of the Members pro rata in accordance with their respective Percentage Interests.

5.3 Regulatory Allocations.

(a) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Members in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

(b) Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated pro rata among the Members in accordance with their Percentage Interests. Except as otherwise provided in Section 5.3(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Member shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section 5.3(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c) If any Member that unexpectedly receives an adjustment, allocation or Distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 5.3(a) and 5.3(b) but before the application of any other provision of this Article V, then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 5.3(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d) If the allocation of Net Losses to a Member as provided in Section 5.2 would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Member only that amount of Losses as will not create or increase an Adjusted Capital Account Deficit. The Net Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to this Section 5.3(d).

(e) Profits and Losses described in Section 5.1(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

(f) The allocations set forth in Section 5.3(a) through and including Section 5.3(e) (the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulation Sections 1.704-1(b) and 1.704-2. The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Profit and Loss of the Company or make Distributions. Accordingly, notwithstanding the other provisions of this Article V, but subject to the Regulatory Allocations, income, gain, deduction and loss with respect to the Company shall be reallocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Members to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Members anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Members so that the net amount of the Regulatory Allocations and such special allocations to each such Member is zero. In addition, if in any Fiscal Year or Fiscal Period there is a decrease in partnership minimum gain, or in partner nonrecourse debt minimum gain, and application of the minimum gain chargeback requirements set forth in Section 5.3(a) or Section 5.3(b) would cause a distortion in the economic arrangement among the Members, the Members may, if they do not expect that the

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Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such minimum gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement.

5.4 Final Allocations. Notwithstanding any contrary provision in this Agreement except Section 5.3, the Manager shall make appropriate adjustments to allocations of Profits and Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Company among) the Members upon the liquidation of the Company (within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), the transfer of substantially all the Units (whether by sale or exchange or merger) or sale of all or substantially all the assets of the Company, such that, to the maximum extent possible, the Capital Accounts of the Members are proportionate to their Percentage Interests. In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Fiscal Year of the event requiring such adjustments or allocations.

5.5 Tax Allocations.

(a) The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts; provided that if any such allocation is not permitted by the Code or other applicable Law, the Company’s subsequent income, gains, losses, deductions and credits will be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

(b) Items of taxable income, gain, loss and deduction of the Company with respect to any property contributed to the capital of the Company after the date hereof shall be allocated among the Members in accordance with Section 704(c) of the Code so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value using the traditional method set forth in Treasury Regulation Section 1.704-3(b).

(c) If the Book Value of any asset of the Company is adjusted pursuant to Section 5.1(b), including adjustments to the Book Value of any asset of the Company in connection with the execution of this Agreement, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value using the traditional method set forth in Treasury Regulation Section 1.704-3(b).

(d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

(e) For purposes of determining a Member’s share of the Company’s “excess nonrecourse liabilities” within the meaning of Treasury Regulation Section 1.752-3(a)(3), each Member’s interest in income and gain shall be determined pursuant to any proper method, as reasonably determined by the Manager; provided, that each year the Manager shall use its reasonable best efforts (using in all instances any proper method, including without limitation the “additional method” described in Treasury Regulation Section 1.752-3(a)(3)) to allocate a sufficient amount of the excess nonrecourse liabilities to those Members who would have at the end of the applicable Taxable Year, but for such allocation, taxable income due to the deemed distribution of money to such Member pursuant to Section 752(b) of the Code that is in excess of such Member’s adjusted tax basis in its Units.

(f) Allocations pursuant to this Section 5.5 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, Distributions or other items of the Company pursuant to any provision of this Agreement.

5.6 Indemnification and Reimbursement for Payments on Behalf of a Member. If the Company is obligated to pay any amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity) that is specifically attributable to a Member or a Member’s status as such (including federal income taxes, additions to tax, interest and penalties as a result of obligations of the Company pursuant to the Revised Partnership Audit Provisions, federal withholding taxes, state personal property taxes and state unincorporated business taxes), then such Member shall indemnify the Company in full for the entire amount paid (including interest, penalties and related expenses). The Manager may offset Distributions to which a Member is otherwise entitled under this Agreement against such Member’s obligation to indemnify the Company under this Section 5.6. A Member’s obligation to make payments to the Company

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under this Section 5.6 shall survive the transfer or termination of any Member’s interest in any Units of the Company, the termination of this Agreement and the dissolution, liquidation, winding up and termination of the Company. In the event that the Company has been terminated prior to the date such payment is due, such Member shall make such payment to the Manager (or its designee), which shall distribute such funds in accordance with this Agreement. The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 5.6, including instituting a lawsuit to collect such contribution with interest calculated at a rate per annum equal to the sum of the Base Rate plus 300 basis points (but not in excess of the highest rate per annum permitted by Law). Each Member hereby agrees to furnish to the Company such information and forms as required or reasonably requested in order to comply with any Laws and regulations governing withholding of tax or in order to claim any reduced rate of, or exemption from, withholding to which the Member is legally entitled. The Company may withhold any amount that it reasonably determines is required to be withheld from any amount otherwise payable to any Member hereunder, and any such withheld amount shall be deemed to have been paid to such Member for purposes of this Agreement. For the avoidance of doubt, any taxes, penalties and interest payable under the Revised Partnership Audit Provisions by the Company or any fiscally transparent entity in which the Company owns an interest shall be treated as specifically attributable to the Members and the Manager shall use commercially reasonable efforts to allocate the burden of (or any diminution in distributable proceeds resulting from) any such taxes, penalties or interest to those Members to whom such amounts are specifically attributable (whether as a result of their status, actions, inactions or otherwise), as determined by the Manager in its sole discretion. Any indemnity or payment pursuant to this Section 5.6 shall not be a Capital Contribution but shall, to the extent necessary to properly maintain Capital Accounts, increase a Member’s Capital Account.

ARTICLE VI

MANAGEMENT

6.1 Authority of Manager; Officer Delegation.

(a) Except for situations in which the approval of any Member(s) is specifically required by this Agreement, (i) all management powers over the business and affairs of the Company shall be exclusively vested in PubCo, as the sole managing member of the Company (PubCo, in such capacity, the “Manager”), (ii) the Manager shall conduct, direct and exercise full control over all activities of the Company and (iii) no other Member shall have any right, authority or power to vote, consent or approve any matter, whether under the Delaware Act, this Agreement or otherwise. The Manager shall be the “manager” of the Company for the purposes of the Delaware Act. Except as otherwise expressly provided for herein and subject to the other provisions of this Agreement, the Members hereby consent to the exercise by the Manager of all such powers and rights conferred on the Members by the Delaware Act with respect to the management and control of the Company. Any vacancies in the position of Manager shall be filled in accordance with Section 6.4.

(b) Without limiting the authority of the Manager to act on behalf of the Company, the day-to-day business and operations of the Company shall be overseen and implemented by officers of the Company (each, an “Officer” and collectively, the “Officers”), subject to the limitations imposed by the Manager. An Officer may, but need not, be a Member. Each Officer shall be appointed by the Manager and shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. Any one Person may hold more than one office. Subject to the other provisions of this Agreement (including in Section 6.6 below), the salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Manager. The authority and responsibility of the Officers shall be limited to such duties as the Manager may, from time to time, delegate to them. Unless the Manager decides otherwise, if the title is one commonly used for officers of a business corporation formed under the General Corporation Law of the State of Delaware, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. All Officers shall be, and shall be deemed to be, officers and employees of the Company. An Officer may also perform one or more roles as an officer of the Manager. Any Officer may be removed at any time, with or without cause, by the Manager.

(c) Subject to the other provisions of this Agreement, the Manager shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, conversion, division, reorganization or other combination of the Company with or into another entity, for the avoidance of doubt, without the prior consent of any Member or any other Person being required.

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6.2 Actions of the Manager. The Manager may act through any Officer or through any other Person or Persons to whom authority and duties have been delegated pursuant to Section 6.6.

6.3 Resignation; No Removal. The Manager may resign at any time by giving written notice to the Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective. For the avoidance of doubt, the Members have no right under this Agreement to remove or replace the Manager.

6.4 Transactions Between the Company and the Manager. The Manager may cause the Company to contract and deal with the Manager, or any Affiliate of the Manager, provided, that such contracts and dealings (other than contracts and dealings between the Company and its Subsidiaries) are on terms comparable to and competitive with those available to the Company from others dealing at arm’s length or are approved by the Members and otherwise are permitted by the Credit Agreements; provided that the foregoing shall in no way limit the Manager’s rights under Sections 3.2, 3.4, 3.5 or 3.10. The Members hereby approve each of the contracts or agreements between or among the Manager, the Company and their respective Affiliates entered into on or prior to the date of this Agreement in accordance with the Original Agreement or that the board of managers of the Company or the PubCo Board has approved in connection with the Recapitalization or the transactions contemplated by the Purchase Agreement as of the date of this Agreement.

6.5 Reimbursement for Expenses. The Manager shall not be compensated for its services as Manager of the Company except as expressly provided in this Agreement. The Members acknowledge and agree that, upon consummation of the transactions contemplated by the Purchase Agreement, the Manager’s Class A Common Stock will be publicly traded and, therefore, the Manager will have access to the public capital markets and that such status and the services performed by the Manager will inure to the benefit of the Company and all Members; therefore, the Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including without limitation all fees, expenses and costs of being a public company (including without limitation public reporting obligations, proxy statements, stockholder meetings, Stock Exchange fees, transfer agent fees, legal fees, SEC and FINRA filing fees, offering expenses, officer compensation, board of directors compensation and meeting costs, accounting and legal costs and litigation costs and damages arising from litigation) and maintaining its corporate existence. To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.5 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Section 707(c) of the Code and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts.

6.6 Delegation of Authority. The Manager (a) may, from time to time, delegate to one or more Persons such authority and duties as the Manager may deem advisable, and (b) may assign titles (including, without limitation, chief executive officer, president, chief financial officer, chief operating officer, general counsel, senior vice president, vice president, secretary, assistant secretary, treasurer or assistant treasurer) and delegate certain authority and duties to such Persons which may be amended, restated or otherwise modified from time to time. Any number of titles may be held by the same individual. The salaries or other compensation, if any, of such agents of the Company shall be fixed from time to time by the Manager, subject to the other provisions in this Agreement.

6.7 Limitation of Liability of Manager.

(a) Except as otherwise provided herein or in an agreement entered into by such Person and the Company, neither the Manager nor any of the Manager’s Affiliates or Manager’s officers, employees or other agents shall be liable to the Company, to any Member that is not the Manager or to any other Person bound by this Agreement for any act or omission performed or omitted by the Manager in its capacity as the manager of the Company pursuant to authority granted to the Manager by this Agreement (including the Manager or its designee in its capacity as the Partnership Representative); provided, however, that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to the Manager’s gross negligence, willful misconduct, fraud or knowing violation of Law or for any present or future material breaches of any representations, warranties or covenants by the Manager or its Affiliates contained herein or in the Other Agreements with the Company. The Manager may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and shall not be responsible for any misconduct or negligence on the part of any such agent (so long as such agent was selected in good faith and with reasonable care). The Manager shall be

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entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by the Manager in good faith reliance on such advice shall in no event subject the Manager to liability to the Company or any Member that is not the Manager.

(b) To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, whenever in this Agreement or any other agreement contemplated herein, the Manager is permitted or required to take any action or to make a decision in its “sole discretion” or “discretion,” with “complete discretion” or under a grant of similar authority or latitude, the Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company, other Members or any other Person.

(c) To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever in this Agreement the Manager is permitted or required to take any action or to make a decision in its “good faith” or under another express standard, the Manager shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, notwithstanding any provision of this Agreement or duty otherwise, existing at Law or in equity, and, notwithstanding anything contained herein to the contrary, so long as the Manager acts in good faith or in accordance with such other express standard, the resolution, action or terms so made, taken or provided by the Manager shall not constitute a breach of this Agreement or impose liability upon the Manager or any of the Manager’s Affiliates and shall be deemed approved by all Members.

6.8 Investment Company Act. The Manager shall use its best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.

ARTICLE VII

RIGHTS, POWERS AND OBLIGATIONS OF MEMBERS

7.1 Limitation of Liability and Duties of Members.

(a) Except as provided in this Agreement or in the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and no Member or Manager shall be obligated personally for any such debts, obligations, contracts or liabilities of the Company solely by reason of being a Member or the Manager (except to the extent and under the circumstances set forth in any non-waivable provision of the Act). Notwithstanding anything contained herein to the contrary, to the fullest extent permitted by applicable Law, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.

(b) In accordance with the Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no Distribution to any Member pursuant to Article IV or Article XIII shall be deemed a return of money or other property paid or distributed in violation of the Act. The payment of any such money or Distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Act, and, to the fullest extent permitted by Law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person, unless such distribution was made by the Company to its Members in clerical error. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

(c) To the fullest extent permitted by applicable Law, including Section 18- 1101(c) of the Act, and notwithstanding any other provision of this Agreement (but subject, and without limitation, to Section 6.7 with respect to the Manager) or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, the parties hereto hereby agree that to the extent that any Member (other than the Manager in its capacity as such) (or any Member’s Affiliate or any manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of any Member or of any Affiliate of a Member) has duties (including fiduciary duties) to the Company, to the Manager, to another Member, to any Person who acquires an interest in a Unit or to any other Person bound by this

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Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by law, and replaced with the duties or standards expressly set forth herein, if any; provided, however, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. The elimination of duties (including fiduciary duties) to the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement and replacement thereof with the duties or standards expressly set forth herein, if any, are approved by the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement.

7.2 Lack of Authority. No Member, other than the Manager or a duly appointed Officer, in each case in its capacity as such, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure on behalf of the Company. The Members hereby consent to the exercise by the Manager of the powers conferred on them by Law and this Agreement.

7.3 No Right of Partition. No Member, other than the Manager, shall have the right to seek or obtain partition by court decree or operation of Law of any property of the Company, or the right to own or use particular or individual assets of the Company.

7.4 Indemnification.

(a) Subject to Section 5.6, the Company hereby agrees to indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted under applicable Law, as the same now exists or may hereafter be amended, substituted or replaced (but, to the fullest extent permitted by law, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was a Member or an Affiliate thereof (other than as a result of an ownership interest in PubCo) or is or was serving as the Manager or a director, officer, employee or other agent of the Manager, or a director, manager, Officer, employee or other agent of the Company or is or was serving at the request of the Company as a manager, officer, director, principal, member, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise or is or was serving as the Partnership Representative; provided, however, that no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its Affiliates contained herein or in Other Agreements with the Company. Reasonable expenses, including out-of-pocket attorneys’ fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.

(b) The right to indemnification and the advancement of expenses conferred in this Section 7.4 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, bylaw, action by the Manager or otherwise.

(c) The Company shall maintain directors’ and officers’ liability insurance, or substantially equivalent insurance, at its expense, to protect any Indemnified Person against any expense, liability or loss described in Section 7.4(a) whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 7.4. The Company shall use its commercially reasonable efforts to purchase and maintain property, casualty and liability insurance in types and at levels customary for companies of similar size engaged in similar lines of business, as determined in good faith by the Manager, and the Company shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance (including employment practices coverage) with a carrier and in an amount determined necessary or desirable as determined in good faith by the Manager.

(d) The indemnification and advancement of expenses provided for in this Section 7.4 shall be provided out of and to the extent of Company assets only. No Member (unless such Member otherwise agrees in writing or is found in a non-appealable decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help

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satisfy such indemnity of the Company. The Company (i) shall be the primary indemnitor of first resort for such Indemnified Person pursuant to this Section 7.4 and (ii) shall be fully responsible for the advancement of all expenses and the payment of all damages or liabilities with respect to such Indemnified Person which are addressed by this Section 7.4.

(e) If this Section 7.4 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 7.4 to the fullest extent permitted by any applicable portion of this Section 7.4 that shall not have been invalidated and to the fullest extent permitted by applicable Law.

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS

8.1 Records and Accounting. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required pursuant to applicable Laws. All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Members pursuant to Article IV and Article V and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.

8.2 Fiscal Year. The Fiscal Year of the Company shall end on December 31 of each year or such other date as may be established by the Manager.

ARTICLE IX

TAX MATTERS

9.1 Preparation of Tax Returns and Positions.

(a) The Members intend that the Company shall be treated as a partnership for U.S. federal, state and local income tax purposes, and not as a publicly traded partnership within the meaning of Section 7704 of the Code, and agree to take (or refrain from taking) such actions as may be necessary to receive and maintain such treatment and refrain from taking any actions inconsistent therewith.

(b) The Manager shall arrange for the preparation and timely filing of all tax returns required to be filed by the Company. The Company shall use reasonable best efforts to (i) furnish, within ninety (90) days of the close of each Taxable Year, to each Member a completed IRS Schedule K-1 (and any comparable state income tax form) and such other information as is reasonably requested by such Member relating to the Company that is necessary for such Member to comply with its tax reporting obligations (provided, however, that if the Company is unable to deliver a completed IRS Schedule K-1 by March 30 following the close of the Taxable Year, the Company shall use its reasonable best efforts to provide a requesting Member with a good faith estimate of such information and, by August 15 of each taxable year, such final information (including a final Schedule K-1)) and (ii) furnish, as soon as reasonably possible after the close of each of the Company’s first three quarters of each Taxable Year, such information concerning the Company as is reasonably required to enable the Member to calculate and pay estimated taxes. Subject to the terms and conditions of this Agreement and except as otherwise provided in this Agreement, in its capacity as Partnership Representative, PubCo (or its designee) shall have the authority to prepare (or cause to be prepared) the tax returns of the Company using such permissible methods and elections as it determines in its reasonable discretion, including without limitation the use of any permissible method under Section 706 of the Code for purposes of determining the varying Units of its Members. Each Member agrees that such Member shall not, except as otherwise required by applicable Law, treat, on such Member’s separate income tax returns, any item of income, gain, loss, deduction or credit relating to such Member’s interest in the Company in a manner inconsistent with the treatment of such item by the Company as reflected in the IRS Schedule K-1 or other information statement furnished by the Company to such Member pursuant to this Section 9.1(b).

9.2 Tax Elections. The Taxable Year shall be the Fiscal Year set forth in Section 8.2, unless otherwise required by Section 706 of the Code. The Manager shall cause the Company and each of its Subsidiaries that is treated as a partnership for U.S. federal income tax purposes to have in effect an election pursuant to Section 754 of the Code (or

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any similar provisions of applicable state, local or foreign tax Law) effective for the Taxable Year that includes the date hereof and all future Taxable Years. The Manager shall take commercially reasonable efforts to cause each Person in which the Company owns a direct or indirect equity interest (other than a Subsidiary) that is so treated as a partnership to have in effect any such election for each Taxable Year. Each Member will upon reasonable request supply any information reasonably necessary to give proper effect to any such elections.

9.3 Tax Controversies. The Manager shall cause the Company to take all necessary actions required by Law to designate PubCo (or its designee) as the “partnership representative” of the Company as provided in Section 6223(a) of the Code (the “Partnership Representative”). The Company and the Members shall cooperate fully with each other and shall use reasonable best efforts to cause PubCo (or its designee) to become the Partnership Representative with respect to any taxable period of the Company with respect to which the statute of limitations has not yet expired (and causing any tax matters partner, partnership representative or designated individual designated prior to the Effective Date to resign, be revoked or replaced, as applicable), including (as applicable) by filing certifications pursuant to Treasury Regulation Section 301.6231(a)(7)- 1(d) and completing IRS Form 8979 or any other form or certificate required pursuant to Treasury Regulation Section 301.6223-1(e)(1). The Partnership Representative may exercise any authority granted to it under the Code. Each Member agrees to cooperate with the Partnership Representative and to use commercially reasonable efforts to do or refrain from doing any or all things requested by the Partnership Representative (including paying any and all resulting taxes, additions to tax, penalties and interest in a timely fashion) in connection with any examination of the Company’s affairs by any federal, state, or local tax authorities, including resulting administrative and judicial proceedings. The Partnership Representative may retain, at the Company’s expense, such outside counsel, accountants and other professional consultants as it may reasonably deem necessary in the course of fulfilling its obligations as the Partnership Representative. The Partnership Representative is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including any resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith. Without limiting the generality of the foregoing, with respect to any audit or other proceeding, the Partnership Representative shall be entitled to cause the Company (and any of its Subsidiaries) to make any available elections pursuant to Section 6226 of the Code (and similar provisions of state, local and other Law). The Company shall reimburse the Partnership Representative for all reasonable out-of-pocket expenses incurred by the Partnership Representative, including reasonable fees of any outside counsel, accountants and other professional consultants, in carrying out its duties as the Partnership Representative. The provisions of this Section 9.3 shall survive the transfer or termination of any Member’s interest in any Units of the Company, the termination of this Agreement and the termination of the Company, and shall remain binding on each Member for the period of time necessary to resolve all tax matters relating to the Company.

ARTICLE X

RESTRICTIONS ON TRANSFER OF UNITS; CERTAIN TRANSACTIONS

10.1 Transfers by Members. No holder of Units shall Transfer any interest in any Units, except Transfers (a) pursuant to and in accordance with Sections 10.2 and 10.9, (b) approved in advance and in writing by the Manager, in the case of Transfers by any Member other than the Manager, or (c) in the case of Transfers by the Manager, to any Person who succeeds to the Manager. Notwithstanding the foregoing, “Transfer” shall not include (i) an event that terminates the existence of a Member for income tax purposes (including, without limitation, a change in entity classification of a Member under Treasury Regulation Section 301.7701-3, a sale of assets by, or liquidation of, a Member pursuant to an election under Sections 336 or 338 of the Code, or merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member), but that does not terminate the existence of such Member under applicable state Law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Units of such trust that is a Member) or (ii) any indirect Transfer of Units held by the Manager by virtue of any Transfer of Equity Securities in PubCo.

10.2 Permitted Transfers. The restrictions contained in Section 10.1 shall not apply to any Transfer (each, a “Permitted Transfer” and each transferee, a “Permitted Transferee”) in connection with: (a)(i) an “Exchange” pursuant to the terms of the Exchange Agreement (as defined therein) or (ii) a Transfer by a Member to PubCo or any of its Subsidiaries; (b) a Transfer by any Member to such Member’s spouse, any lineal ascendants or descendants or trusts or other entities in which such Member or Member’s spouse, lineal ascendants or descendants are the sole beneficial owners; (c) a Transfer to a partner, shareholder, member or Affiliate of such Member (which may include special purpose investment vehicles wholly owned by one or more Affiliated investment funds but shall not include portfolio

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companies); or (d) a Transfer by a Member to any other Member; provided, however, that (A) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units, (B) in the case of the foregoing clauses (b) and (c), the Permitted Transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement and, the transferor will deliver a written notice to the Company and the Members, which notice will disclose in reasonable detail the identity of the proposed transferee and the number of Units to be transferred and (C) in the case of the foregoing clause (d), the transferor will deliver a written notice to the Company, which notice will disclose the identity of the proposed transferee and the number of Units to be transferred. In the case of a Permitted Transfer of any Common Units, the transferring Member shall be required to transfer an equal number of shares of Class B Common Stock corresponding to the proportion of such Member’s Common Units that were transferred in the transaction to such Permitted Transferee. All Permitted Transfers are subject to the additional limitations set forth in Section 10.7(b).

10.3 Restricted Units Legend. The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or if an exemption from such registration is then available with respect to such sale. To the extent such Units have been certificated, each certificate evidencing Units and each certificate issued in exchange for or upon the Transfer of any Units shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED ON [•], 2023, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE = AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF [•], AS IT MAY BE AMENDED, RESTATED, AMENDED AND RESTATED, OR OTHERWISE MODIFIED FROM TIME TO TIME, AND ARIS MORTGAGE HOLDING COMPANY, LLC RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY [•] TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates (if any) evidencing Units. The legend set forth above shall be removed from the certificates (if any) evidencing any Units which cease to be Units in accordance with the definition thereof.

10.4 Transfer. Prior to Transferring any Units, the Transferring holder of Units shall cause the prospective Permitted Transferee to be bound by this Agreement and any other agreements executed by the holders of Units and relating to such Units in the aggregate to which the transferor was a party (collectively, the “Other Agreements”) by executing and delivering to the Company counterparts of this Agreement and any applicable Other Agreements.

10.5 Assignee’s Rights.

(a) The Transfer of a Unit in accordance with this Agreement shall be effective as of the date of such Transfer (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Company. Profits, Losses and other items of the Company shall be allocated between the transferor and the transferee according to Section 706 of the Code, using any permissible method as determined in the reasonable discretion of the Manager. Distributions made before the effective date of such Transfer shall be paid to the transferor, and Distributions made on or after such date shall be paid to the Assignee.

(b) Unless and until an Assignee becomes a Member pursuant to Article XI, the Assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided, however, that, without relieving the Transferring Member from any such limitations or obligations as more fully described in Section 10.6, such Assignee shall be bound by any limitations and obligations of a Member contained herein by which a Member would be bound on account of the Assignee’s Units (including the obligation to make Capital Contributions on account of such Units).

10.6 Assignor’s Rights and Obligations. Any Member who shall Transfer any Unit in a manner in accordance with this Agreement shall cease to be a Member with respect to such Units and shall no longer have any rights or privileges, or, except as set forth in this Section 10.6, duties, liabilities or obligations, of a Member with respect to

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such Units or other interest (it being understood, however, that the applicable provisions of Sections 6.8 and 7.4 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Member) is admitted as a Substituted Member in accordance with the provisions of Article XI (the “Admission Date”), (i) such Transferring Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Units, and (ii) the Manager may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Units for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Member who Transfers any Units in the Company from any liability of such Member to the Company with respect to such Units that may exist as of the Admission Date or that is otherwise specified in the Delaware Act or for any liability to the Company or any other Person for any materially false statement made by such Member (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in the Other Agreements with the Company.

10.7 Overriding Provisions.

(a) Any Transfer or attempted Transfer of any Units in violation of this Agreement or the Exchange Agreement (including any prohibited indirect Transfers) shall be, to the fullest extent permitted by applicable law, null and void ab initio, and the provisions of Sections 10.5 and 10.6 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Agreement or the Exchange Agreement shall not become a Member and shall not have any other rights in or with respect to any rights of a Member of the Company with respect to the applicable Units. The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance. The Manager shall promptly amend the Schedule of Members to reflect any Permitted Transfer pursuant to this Article X.

(b) Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 10.1) and subject to the terms and conditions set forth in the Exchange Agreement, in no event shall any Member Transfer any Units to the extent such Transfer would:

(i) result in the violation of the Securities Act, or any other applicable federal, state or foreign Laws;

(ii) result in the violation of the Exchange Agreement;

(iii) cause an assignment under the Investment Company Act;

(iv) in the reasonable determination of the Manager, be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any obligation under any Credit Agreement to which the Company or the Manager is a party; provided that the payee or creditor to whom the Company or the Manager owes such obligation is not an Affiliate of the Company or the Manager;

(v) be a Transfer to a Person who is not legally competent or who has not achieved his or her majority of age under applicable Law (excluding trusts for the benefit of minors); or

(vi) cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code or any successor provision thereto under the Code.

(c) Notwithstanding anything contained herein to the contrary, in no event shall any Member that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code Transfer any Units, unless such Member and the transferee have delivered to the Company, in respect of the relevant Transfer, written evidence that all required withholding under Section 1446(f) of the Code will have been done and duly remitted to the applicable taxing authority or duly executed certifications (prepared in accordance with the applicable Treasury Regulations or other authorities) of an exemption from such withholding. The Manager and the Company shall reasonably cooperate upon the reasonable request and at the expense of the transferor Member and/or transferee Member to provide such certifications or other information that it is legally permitted to provide with respect to the Company to the extent necessary to reduce or eliminate any such withholding.

(d) Notwithstanding anything contained herein to the contrary, in no event shall any Member (or a Permitted Transferee of any Member) effect any Transfer or make a public announcement of any intention to effect any Transfer of any Units during the Lock-Up Period applicable to such Units, in each case other than a Transfer to a Permitted Transferee in accordance with Sections 10.2(b) or 10.2(c).

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10.8 Spousal Consent. In connection with the execution and delivery of this Agreement, any Member who is a natural person will deliver to the Company an executed consent from such Member’s spouse (if any) in the form of Exhibit B-1 attached hereto or a Member’s spouse confirmation of separate property in the form of Exhibit B-2 attached hereto. If, at any time subsequent to the date of this Agreement such Member becomes legally married (whether in the first instance or to a different spouse), such Member shall cause his or her spouse to execute and deliver to the Company a consent in the form of Exhibit B-1 or Exhibit B-2 attached hereto. Such Member’s non-delivery to the Company of an executed consent in the form of Exhibit B-1 or Exhibit B-2 at any time shall constitute such Member’s continuing representation and warranty that such Member is not legally married as of such date.

10.9 Drag-Along Rights.

(a) In the event that the PubCo Board and the holders of a majority of the voting power of all outstanding capital stock of PubCo approve a Qualified Transaction (the “Approved Qualified Transaction”), each Member (each, a “Required Member”) agrees to Transfer all of such Required Member’s Units in connection with such Approved Qualified Transaction (the “Drag- Along Right”) for an amount of consideration per Unit equal to the amount of consideration to be received per share of Class A Common Stock by the holders thereof (the “Drag Price”), and otherwise with respect to such Units on the same terms and conditions as apply to the shares of Class A Common Stock in such Approved Qualified Transaction, with such modifications as are appropriate, as determined in good faith by the Manager, to reflect the fact that Units rather than shares of Class A Common Stock will be Transferred in the first instance by such Member. Such Transfer shall be structured in the sole discretion of the Manager and, without limitation to any other structure, the Manager will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Members to participate in such Approved Qualified Transaction to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided that, without limiting the generality of this sentence, the Manager will use its reasonable best efforts expeditiously and in good faith to ensure that such Members may participate in each such Approved Qualified Transaction without being required to have their Common Units and shares of Class B Common Stock redeemed (or, if so required, to ensure that any such redemption shall be effective only upon, and shall be conditional upon, the closing of such Approved Qualified Transaction, or, as applicable, to the extent necessary to exchange the number of Common Units being repurchased).

(b) PubCo shall send written notice (the “Drag-Along Notice”) to the Company and the Required Members at least thirty (30) days prior to the closing of the Approved Qualified Transaction notifying them that such Required Members will be required to sell all (but not less than all) of their Units in such sale (the “Drag-Along Amount”), and setting forth (i) a copy of the written proposal or agreement pursuant to which the Approved Qualified Transaction will be effected, (ii) the Drag Price, (iii) the terms and conditions of transfer and payment and (iv) the date and location of and procedures for selling the Units. In the event that the information set forth in the Drag-Along Notice changes from that set forth in the initial Drag-Along Notice, a subsequent Drag-Along Notice shall be delivered by PubCo no less than seven (7) days prior to the closing of the Approved Qualified Transaction. Notwithstanding the foregoing, to the extent that any of the foregoing information to be included in the Drag-Along Notice is publicly available, PubCo shall not be required to include such information in the Drag-Along Notice or deliver a subsequent Drag-Along Notice. Each Required Member shall thereafter be obligated to sell their Units on the terms set forth in the Drag-Along Notice.

(c) Upon receipt of a Drag-Along Notice, each Required Member receiving such notice shall be obligated to sell all of its Units in the Approved Qualified Transaction as contemplated by the Drag-Along Notice for the Drag Price, on the terms and conditions described in this Section 10.9, including by executing any document containing customary representations, warranties and agreements with respect to itself and its ownership of the Units or shares of Class A Common Stock, as applicable, as requested by the Manager in connection with the Approved Qualified Transaction, which representations, warranties, indemnities and agreements shall be substantially the same as those contained in any letter of transmittal to be executed by the holders of Class A Common Stock with such modifications as are appropriate, as determined in good faith by the Manager, to reflect the fact that Units rather than shares of Class A Common Stock will be transferred by such Required Member. The Company and each Member shall cooperate in good faith in connection with the consummation of the Approved Qualified Transaction.

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ARTICLE XI

ADMISSION OF MEMBERS

11.1 Substituted Members. Subject to the provisions of Article X hereof, in connection with the Permitted Transfer of a Unit hereunder, the Permitted Transferee shall become a Substituted Member on the effective date of such Transfer, which effective date shall not be earlier than the date of compliance with the conditions to such Transfer, and such admission shall be shown on the books and records of the Company, including the Schedule of Members.

11.2 Additional Members. Subject to the provisions of Article X hereof, any Person that is not a Member as of the Effective Date may be admitted to the Company as an additional Member (any such Person, an “Additional Member”) only upon furnishing to the Manager (a) duly executed Joinder and counterparts to any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Member (including entering into such documents as may reasonably be requested by the Manager). Such admission shall become effective on the date on which the Manager determines in its sole discretion that such conditions have been satisfied and when any such admission is shown on the books and records of the Company, including the Schedule of Members.

ARTICLE XII

WITHDRAWAL AND RESIGNATION; TERMINATION OF RIGHTS

12.1 Withdrawal and Resignation of Members. Except in the event of Transfers pursuant to Section 10.6 and the Manager’s right to resign pursuant to Section 6.3, no Member shall have the power or right to withdraw or otherwise resign as a Member from the Company prior to the dissolution and winding up of the Company pursuant to Article XIII. Any Member, however, that attempts to withdraw or otherwise resign as a Member from the Company without the prior written consent of the Manager upon or following the dissolution and winding up of the Company pursuant to Article XIII, but prior to such Member receiving the full amount of Distributions from the Company to which such Member is entitled pursuant to Article XIII, shall be liable to the Company for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the withdrawal or resignation of such Member. Upon a Transfer of all of a Member’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.6, such Member shall cease to be a Member.

ARTICLE XIII

DISSOLUTION AND LIQUIDATION

13.1 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members or the attempted withdrawal, removal, dissolution, bankruptcy or resignation of a Member. The Company shall dissolve, and its affairs shall be wound up, upon:

(a) the decision of the Manager together with the written approval of the Common Unitholders holding a majority of the Common Units to dissolve the Company (excluding for purposes of such calculation PubCo and all Common Units held directly or indirectly by it);

(b) a dissolution of the Company under Section 18-801(4) of the Delaware Act, unless the Company is continued without dissolution pursuant thereto; or

(c) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act;

Except as otherwise set forth in this Article XIII, the Company is intended to have perpetual existence. An Event of Withdrawal shall not in and of itself cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement.

13.2 Winding Up. Subject to Section 13.5, on dissolution of the Company, the Manager shall act as liquidating trustee or may appoint one or more Persons as liquidating trustee (each such Person, a “Liquidator”). The Liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and

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in the Delaware Act. The costs of liquidation shall be borne as an expense of the Company. Until final distribution, the Liquidators shall, to the fullest extent permitted by applicable Law, continue to operate the properties of the Company with all of the power and authority of the Manager. The steps to be accomplished by the Liquidators are as follows:

(a) as promptly as possible after dissolution and again after final liquidation, the Liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

(b) the Liquidators shall pay, satisfy or discharge from the Company’s funds, or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash fund for contingent, conditional and unmatured liabilities in such amount and for such term as the liquidators may reasonably determine) the following: first, all of the debts, liabilities and obligations of the Company owed to creditors other than the Members in satisfaction of the liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof), including all expenses incurred in connection with the liquidations; and second, all of the debts, liabilities and obligations of the Company owed to the Members (other than any payments or distributions owed to such Members in their capacity as Members pursuant to this Agreement); and

(c) following any payments pursuant to the foregoing Section 13.2(b), all remaining assets of the Company shall be distributed to the Members in accordance with Section 4.1(a) by the end of the Taxable Year during which the liquidation of the Company occurs (or, if later, by ninety (90) days after the date of the liquidation).

The distribution of cash and/or property to the Members in accordance with the provisions of this Section 13.2 and Section 13.3 below shall constitute a complete return to the Members of their Capital Contributions, a complete distribution to the Members of their interest in the Company and all of the Company’s property and shall constitute a compromise to which all Members have consented within the meaning of the Delaware Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

13.3 Deferment; Distribution in Kind. Notwithstanding the provisions of Section 14.2, but subject to the order of priorities set forth therein, if upon dissolution of the Company the Liquidators determine that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the Liquidators may, in their sole discretion and the fullest extent permitted by applicable Law, defer for a reasonable time the liquidation of any assets except those necessary to satisfy the Company’s liabilities (other than loans to the Company by any Member(s)) and reserves. Subject to the order of priorities set forth in Section 13.2, the Liquidators may, in their sole discretion, distribute to the Members, in lieu of cash, either (a) all or any portion of such remaining assets in-kind of the Company in accordance with the provisions of Section 13.2(c), (b) as tenants in common and in accordance with the provisions of Section 13.2(c), undivided interests in all or any portion of such assets of the Company or (c) a combination of the foregoing. Any such Distributions in-kind shall be subject to (y) such conditions relating to the disposition and management of such assets as the Liquidators deem reasonable and equitable and (z) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time. Any assets of the Company distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V. The Liquidators shall determine the Fair Market Value of any property distributed.

13.4 Cancellation of Certificate. On completion of the winding up of the Company as provided herein, the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation of the Certificate of Formation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that should be canceled and take such other actions as may be necessary to terminate the existence of the Company. The Company shall continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 13.4.

13.5 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 13.2 and 13.3 in order to minimize any losses otherwise attendant upon such winding up.

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13.6 Return of Capital. The Liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from assets of the Company).

ARTICLE XIV

MISCELLANEOUS PROVISIONS

14.1 Power of Attorney.

(a) Each Member hereby constitutes and appoints the Manager (or the Liquidator, if applicable) with full power of substitution, as his or her true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Manager deems appropriate or necessary to reflect the dissolution, winding up and termination of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, substitution or resignation of any Member pursuant to Article XI or Article XII; and

(ii) sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Manager, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement, in the reasonable judgment of the Manager, to effectuate the terms of this Agreement.

(b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member and the transfer of all or any portion of his, her or its Units and shall extend to such Member’s heirs, successors, assigns and personal representatives.

14.2 Confidentiality.

(a) Each of the Members (other than PubCo) agrees to hold the Company’s Confidential Information in confidence and may not disclose or use such information except as otherwise authorized separately in writing by the Manager. “Confidential Information” as used herein includes all non-public information concerning the Company or its Subsidiaries including, but not limited to, ideas, financial product structuring, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, corporate structure, financial and organizational information, analyses, proposed partners, software code and system and product designs, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business. With respect to each Member, Confidential Information does not include information or material that: (a) is rightfully in the possession of such Member at the time of disclosure by the Company; (b) before or after it has been disclosed to such Member by the Company, becomes part of public knowledge, not as a result of any action or inaction of such Member in violation of this Agreement; (c) is approved for release by written authorization of the Chief Executive Officer, Chief Financial Officer or General Counsel of the Company or of PubCo, or any other officer designated by the Manager; (d) is disclosed to such Member or their representatives by a third party not, to the knowledge of such Member, in violation of any obligation of confidentiality owed to the Company with respect to such information; or (e) is or becomes independently developed by such Member or their respective representatives without use of or reference to the Confidential Information.

(b) Solely to the extent it is reasonably necessary or appropriate to fulfill its obligations or to exercise its rights under this Agreement, each of the Members may disclose Confidential Information to its Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents, on the condition that such Persons keep the Confidential Information confidential to the same extent as such Member

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is required to keep the Confidential Information confidential; provided, that such Member shall remain liable with respect to any breach of this Section 14.2 by any such Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents (as if such Persons were party to this Agreement for purposes of this Section 14.2).

(c) Notwithstanding Section 14.2(a) or Section 14.2(b), each of the Members may disclose Confidential Information (i) to the extent that such Member is required by Law (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, (ii) for purposes of reporting to its stockholders and direct and indirect equity holders (each of whom are bound by customary confidentiality obligations) the performance of the Company and its Subsidiaries and for purposes of including applicable information in its financial statements to the extent required by applicable Law or applicable accounting standards; or (iii) to any bona fide prospective purchaser of the equity or assets of a Member, or the Common Units held by such Member (provided, in each case, that such Member determines in good faith that such prospective purchaser would be a Permitted Transferee), or a prospective merger partner of such Member (provided, that (i) such Persons will be informed by such Member of the confidential nature of such information and shall agree in writing to keep such information confidential in accordance with the contents of this Agreement and (ii) each Member will be liable for any breaches of this Section 14.2 by any such Persons (as if such Persons were party to this Agreement for purposes of this Section 14.2)). Notwithstanding any of the foregoing, nothing in this Section 14.2 will restrict in any manner the ability of PubCo to comply with its disclosure obligations under Law, and the extent to which any Confidential Information is necessary or desirable to disclose.

14.3 Amendments. Except as otherwise contemplated by this Agreement, this Agreement may be amended or modified upon the written consent of the Manager, together with the written consent of the holders of a majority of the Common Units then outstanding (excluding all Common Units held directly or indirectly by PubCo). Notwithstanding the foregoing, no amendment or modification:

(a) to this Section 14.3 may be made without the prior written consent of the Manager and each of the Members;

(b) to any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons may be made without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter; and

(c) to any of the terms and conditions of this Agreement which would (A) reduce the amounts distributable to a Member pursuant to Article IV and Article XIII in a manner that is not pro rata with respect to all Members, (B) increase the liabilities of such Member hereunder, (C) otherwise materially and adversely affect a holder of Units (with respect to such Units) in a manner materially disproportionate to any other holder of Units of the same class or series (with respect to such Units) (other than amendments, modifications and waivers necessary to implement the provisions of Article XI) or (D) materially and adversely affect the rights of any Member under Section 3.4, Section 3.5, Section 7.1, Section 7.4, or Article X, shall be effective against such affected Member or holder of Units, as the case may be, without the prior written consent of such Member or holder of Units, as the case may be.

Notwithstanding any of the foregoing, the Manager may make any amendment (i) of an administrative nature that is necessary in order to implement the substantive provisions hereof, without the consent of any other Member; provided, that any such amendment does not adversely change the rights of the Members hereunder in any respect, or (ii) to reflect any changes to the Class A Common Stock or Class B Common Stock or the issuance of any other capital stock of PubCo.

14.4 Title to Company Assets. Company assets shall be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such assets of the Company or any portion thereof. The Company shall hold title to all of its property in the name of the Company and not in the name of any Member. All assets of the Company shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such assets is held. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member.

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14.5 Addresses and Notices. All notices and other communications to be given to any party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or when received in the form of an electronic transmission (receipt confirmation requested), and shall be directed to the address set forth below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the Company or the sending party or, with respect to any Member, at such address as indicated by the Company’s records.

To the Company:

[•]

Attn: [•]

Email: [•]

with a copy (which copy shall not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Attn: Michael P. Heinz

E-mail: mheinz@sidley.com

To PubCo:

[•]

Attn: [•]

Email: [•]

with a copy (which copy shall not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Attn: Michael P. Heinz

E-mail: mheinz@sidley.com

14.6 Binding Effect; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

14.7 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Profits, Losses, Distributions, capital or property of the Company other than as a secured creditor; provided, that, for the avoidance of doubt, this Section 14.7 shall not apply to any Member or the Manager who is also a creditor of the Company with respect to such Member or Manager’s rights under this Agreement or interests in the Company arising from their status as a Member or Manager.

14.8 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

14.9 Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

14.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any suit, dispute, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be heard in the state or federal courts of the State of Delaware, and the parties hereby consent to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING

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MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT) AND SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. WITHOUT LIMITING THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY AT THE ADDRESS REFERRED TO IN SECTION 14.5 (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT), TOGETHER WITH WRITTEN NOTICE OF SUCH SERVICE TO SUCH PARTY, SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY.

14.11 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

14.12 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

14.13 Execution and Delivery by Electronic Signature and Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby or entered into by the Company in accordance herewith, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic signature and/or electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic signature or electronic transmission to execute and/or deliver a document or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

14.14 Right of Offset. Whenever the Company or PubCo is to pay any sum (other than pursuant to Article IV) to any Member, any amounts that such Member owes to the Company or PubCo which are not the subject of a good faith dispute may be deducted from that sum before payment. For the avoidance of doubt, the distribution of Units to PubCo shall not be subject to this Section 14.14.

14.15 Entire Agreement. This Agreement, those documents expressly referred to herein, any indemnity agreements entered into in connection with the Original Agreement with any member of the board of managers at that time and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. For the avoidance of doubt, the Original Agreement is superseded by this Agreement as of the Effective Date and shall be of no further force and effect thereafter.

14.16 Remedies. Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.

14.17 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular

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form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set below their names, to be effective on the date first above written.

COMPANY
GLOBAL GAS HOLDINGS LLC
By:	Dune Acquisition Corporation
By:	Its Sole Member
By:
Name:	Carter Glatt
Title:	Chief Executive Officer
MEMBERS
Global Gas Corporation
By:
Name:
Title:
[•]
By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT

OF GLOBAL GAS HOLDINGS LLC

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Schedule I

Schedule of Members

[to come]

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Exhibit A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _____________, 20 (this “Joinder”), is delivered pursuant to that certain Amended and Restated Limited Liability Company Agreement, dated as of [•], 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) of Global Gas Holdings LLC, a Delaware limited liability company (the “Company”), by and among the Company, [•], a Delaware corporation and the managing member of the Company (“PubCo”), and each of the Members from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the LLC Agreement.

1.      Joinder to the LLC Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to PubCo, the undersigned hereby is admitted as and hereafter will be a Member under the LLC Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the LLC Agreement as if it had been a signatory thereto as of the date thereof.

2.      Incorporation by Reference. All terms and conditions of the LLC Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3.      Address. All notices under the LLC Agreement to the undersigned shall be direct to:

Global Gas Holdings LLC

700 S. Rosemary Avenue, Suite 204

West Palm Beach, FL 33401

Attention: Carter Glatt

Telephone: (917) 742-1904

E-mail: carter@duneacq.com

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW MEMBER]
By:
Name:
Title:

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Exhibit B-1

FORM OF AGREEMENT AND CONSENT OF SPOUSE

The undersigned spouse of __________________________________ (the “Member”), a party to that certain Amended and Restated Limited Liability Company Agreement, dated as of [•], 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) of Global Gas Holdings LLC, a Delaware limited liability company (the “Company”), by and among the Company, Global Gas Corporation, a Delaware corporation and the managing member of the Company, and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledges on his or her own behalf that:

I have read the Agreement and understand its contents. I acknowledge and understand that under the Agreement, any interest I may have, community property or otherwise, in the Units owned by the Member is subject to the terms of the Agreement which include certain restrictions on Transfer.

I hereby consent to and approve the Agreement. I agree that said Units and any interest I may have, community property or otherwise, in such Units are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on said Units or any interest I may have, community property or otherwise, in said Units.

I hereby acknowledge that the meaning and legal consequences of the Agreement have been explained fully to me and are understood by me, and that I am signing this Agreement and consent without any duress and of free will.

Dated: ________________________

[NAME OF SPOUSE]
By:
Name:
Title:

Annex L-38

Exhibit B-2

FORM OF SPOUSE’S CONFIRMATION OF SEPARATE PROPERTY

I, the undersigned, the spouse of __________________________________ (the “Member”), who is a party to that certain Amended and Restated Limited Liability Company Agreement, dated as of [•], 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) of Global Gas Holdings LLC, a Delaware limited liability company (the “Company”), by and among the Company, [•], a Delaware corporation and the managing member of the Company, and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledge and confirm on that the Units owned by said Member are the sole and separate property of said Member, and I hereby disclaim any interest in same.

I hereby acknowledge that the meaning and legal consequences of this Member’s spouse’s confirmation of separate property have been fully explained to me and are understood by me, and that I am signing this Member’s spouse’s confirmation of separate property without any duress and of free will.

Dated: ________________________

[NAME OF SPOUSE]
By:
Name:
Title:

Annex L-39

Annex M

May 14th, 2023

PRIVATE & CONFIDENTIAL

For the Board of Directors of Dune Acquisition Corporation (NASDAQ:DUNE)

700 South Rosemary Avenue, Suite 204, West Palm Beach, FL | 33401 | United States

              We understand that Dune Acquisition Corporation (NASDAQ:DUNE), a publicly traded blank check company incorporated in the State of Delaware (“DUNE”), is considering a business combination with Global Hydrogen Energy LLC, a privately-held limited liability company formed in the State of Delaware (the “Company” or “GHE”, and together with DUNE, collectively, the “Parties”).

•        Pursuant to the terms of that certain Unit Purchase Agreement (the “Purchase Agreement”), by and among GHE, DUNE, Dune Holdings LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of DUNE (“Holdings”), William Bennett Nance, Jr., an individual (“W. Nance”), Sergio Martinez, an individual (“S. Martinez”), and Barbara Guay Martinez, an individual (“B. Martinez” and, together with W. Nance and S. Martinez, the “Sellers”), the Parties intend to effect a business combination transaction (the “Business Combination”) whereby (a) DUNE will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by DUNE’s stockholders (“DUNE Stockholder Redemptions”), and in exchange therefor, Holdings will issue to DUNE a number of common equity units of Holdings (“Holdings Common Units”) which will equal the number of total shares of DUNE’s Class A common stock, par value $0.0001 per share, issued and outstanding immediately after the closing of the Business Combination (the “Closing”) (taking into account any equity financing agreements entered into by DUNE between the signing date of the Purchase Agreement and the Closing and giving effect to all DUNE Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the limited liability company equity interests of Global Hydrogen (“Company Units”) to Holdings in exchange for shares of DUNE’s Class B voting non-economic common stock, par value $0.0001 per share (“DUNE Class B Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Company Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of DUNE Class B Common Stock equal to the number of Company Units held by such Seller, multiplied by the Company Exchange Ratio (as defined in the Purchase Agreement), and (iii) DUNE will change its name to Global Hydrogen Energy, Inc. (“New Global Hydrogen”) and New Global Hydrogen will be the publicly traded reporting company in an “Up-C” Structure (clauses (i) through (iii) collectively, and together with the Combination Transactions and the other transactions contemplated by the Purchase Agreement, being referred to collectively hereafter as the “Transaction”).

•        In full payment for the outstanding units of the Company, the equity holders of GHE will collectively be entitled to receive from Holdings, in the aggregate, a number of Holdings Common Units and shares of DUNE Class B Common Stock with an aggregate value equal to Fifty-Seven Million, Five Hundred Thousand U.S. Dollars ($57,500,000) (the “Aggregate Consideration”).

The Board of Directors of DUNE has retained Newbridge Securities Corporation (“Newbridge”) to render an opinion (the “Opinion”) as to whether, on the date of such Opinion, (i) the Aggregate Consideration is fair, from a financial point of view, to DUNE and DUNE’s unaffiliated public stockholders and (ii) the Company has an aggregate fair market value equal to at least 80% of the net assets held by DUNE in its trust account (the “Trust Account”) for

Annex M-1

the benefit of DUNE’s public stockholders (excluding deferred underwriting commissions and taxes payable on the interest earned on the Trust Account), as of the date of the Purchase Agreement.

We have not been requested to opine to, and our Opinion does not in any manner address, the underlying business decision of DUNE to proceed with the Transaction. In addition, we have not been requested to explore any alternatives to the Transaction. Further, our Opinion does not address the relative merits of the Transaction as compared to any alternative business strategy that might exist for DUNE.

Newbridge, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, going private transactions, related-party transactions, negotiated underwritings, secondary distributions of listed and unlisted securities, debt restructurings, private placements, related-party transactions, and valuations for corporate and other purposes. We do not perform tax, accounting or legal services, nor do we render such advice.

Newbridge will receive a fee and reimbursement of its expenses for such services. In addition, DUNE has agreed to indemnify Newbridge for certain liabilities arising out of its engagement, including the rendering of this Opinion.

Newbridge has not participated in, or provided advice with respect to, the pricing determination, structuring or negotiation of the Transaction.

In the ordinary course of business, Newbridge, certain customer accounts held at Newbridge, and certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in equity, debt, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, DUNE, and its successor entities.

In connection with the review and analysis performed to render our Opinion, among other things, we have undertaken the following:

•        Considered our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions, and business and securities valuations generally;

•        Reviewed a draft of the Unit Purchase Agreement, dated May 11th, 2023;

•        Reviewed DUNE’s publicly available historical financial results, as well as certain publicly available information concerning the trading of, and the trading market for, the ordinary shares of DUNE since its IPO in December 2020;

•        Reviewed publicly available financial information of DUNE filed with the U.S. Securities & Exchange Commission, including its Form 10-Qs, Form 10-Ks, and certain reports on material events filed on Forms 8-K between December 22, 2020 and May 11th, 2023;

•        Reviewed a financial model of GHE with historical and future financial projections (including potential revenue growth, EBITDA and Free Cash Flow margins) provided by the Company’s management team;

•        Performed a discounted cash flow analysis layered onto the Company’s financial model provided;

•        Performed a public company comparable analysis of similar companies to GHE that trade on a major U.S. or European stock exchange and operate in the “Specialty Air Gas” and “Hydrogen Related” sectors, to derive certain forward Enterprise Value / EBITDA multiples;

•        Conducted discussions with GHE’s management team to better understand GHE’s recent business history, and near-term financials; and

•        Performed such other analyses and examinations, as we deemed appropriate.

Annex M-2

In forming our Opinion, we have had full access to, and full cooperation from, the management teams of both DUNE and GHE to ask questions and receive answers. Our Opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

In connection with our review and analyses and in arriving at our Opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or publicly available and have not attempted to verify independently any such information (in accordance with reasonable industry practice).

With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of DUNE and GHE provided to us, we have assumed that the financial information has been reasonably prepared on a basis reflecting reasonable and good faith estimates and good faith judgments of the management teams of both DUNE and GHE as to the future financial performance of the combined parties without and subsequent to a potential business combination.

This Opinion is solely for the use of the Board of Directors of DUNE, and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of Newbridge, except that this Opinion may be reproduced in full in, and references to this Opinion and to Newbridge and its relationship with DUNE may be included in, filings made by DUNE with the U.S. Securities and Exchange Commission and in any registration statement, prospectus, proxy statement or similar disclosure document delivered to stockholders of DUNE.

We have tried to apply objective measures of value in rendering our Opinion. You understand, however, that such a valuation necessarily is based on some subjective interpretations of value. We understand that we are not obligated to review our Opinion due to events and fluctuating economic conditions occurring subsequent to the date of this Opinion.

Based upon and subject to the foregoing, it is our Opinion that, as of the date hereof, (i) the Aggregate Consideration is fair, from a financial point of view, to DUNE and DUNE’s unaffiliated public stockholders and (ii) the Company has an aggregate fair market value equal to at least 80 percent of net assets held in the Trust Account (excluding deferred underwriting commissions and taxes payable on the income earned on the Trust Account).

Sincerely,

Newbridge Securities Corporation
/s/ Chad D. Champion
Chad D. Champion
Senior Managing Director, Head of Equity Capital Markets

Annex M-3

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

DUNE ACQUISITION CORPORATION

700 S. Rosemary Avenue, Suite 204
West Palm Beach, FL 33401

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DUNE ACQUISITION CORPORATION

The undersigned appoints Carter Glatt and Michael Castaldy as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all common stock of Dune Acquisition Corporation (“Dune”) held of record by the undersigned on             at the special meeting of stockholders of Dune to be held on            , or any postponement or adjournment thereof (the “Special Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the proxies’ discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Special Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4A, 4B, 4C, 4D, 4E, 4F, 4G, 4H, 5, 6, 7 AND 8. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

PROXY

THE BOARD OF DIRECTORS OF DUNE RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4A, 4B, 4C, 4D, 4E, 4F, 4G, 4H, 5, 6, 7 AND 8.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 8 BELOW.

1.      The Business Combination Proposal — to adopt the Unit Purchase Agreement (the “Purchase Agreement”), dated May 14, 2023, by and among Dune, Global Gas Holdings LLC, a Delaware liability company and direct, wholly-owned subsidiary of Dune (“Holdings”), Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), William Bennett Nance, Jr., an individual (“W. Nance”), Sergio Martinez, an individual (“S. Martinez”), and Barbara Guay Martinez, an individual (together with W. Nance and S. Martinez, the “Sellers”), which is attached to the accompanying proxy statement as Annex A and pursuant to which: (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders (“Dune Stockholder Redemptions”)), and in exchange therefor, Holdings will issue to Dune a number of common equity units of Holdings (“Holdings Common Units”) which will equal the number of total shares of Dune’s Class A common stock, par value $0.0001 per share (“Dune Class A Common Stock”), issued and outstanding immediately after the closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the closing and giving effect to all Dune Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the limited liability company equity interests of Global Hydrogen (“Global Hydrogen Units”) to Holdings in exchange for shares of Dune’s Class B voting non-economic common stock, par value $0.0001 per share (“Dune Class B Common Stock” and, together with Dune Class A Common Stock, “Dune Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the applicable exchange ratio, and (iii) Dune will change its name to Global Gas Corporation (“New Global”) and New Global will be the publicly traded reporting company;

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.      The NTA Proposal — to approve the adoption of amendments to the amended and restated certificate of incorporation of Dune, as amended (the “Current Charter”), which amendments shall be effective, if adopted and implemented by Dune, prior to the consummation of the proposed business combination, to remove from the Current Charter requirements limiting Dune’s ability to redeem shares of Dune Class A Common Stock and consummate an initial business combination if the amount of Dune Stockholder Redemptions would cause Dune to have less than $5,000,001 in net tangible assets;

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.      The Charter Proposal — to approve an amendment and restatement of the Current Charter in the form of the second amended and restated certificate of incorporation of New Global attached to the accompanying proxy statement as Annex E (the “Proposed Charter”) to, among other things, change the name of Dune Acquisition Corporation to Global Gas Corporation and effect the amendments relating to corporate governance described below in Proposal 4;

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.      The Governance Proposals — to approve and adopt, on a non-binding advisory basis, certain material differences between the Current Charter and the Proposed Charter, which are presented separately in accordance with the requirements of the Securities and Exchange Commission as eight separate sub-proposals:

A.     Governance Proposal 4A — authorize the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A common stock, par value $0.0001 per share (“New Global Class A Common Stock”), (b) 20,000,000 shares of voting, non-economic New Global Class B common stock, par value $0.0001 per share (“New Global Class B Common Stock” and, together with New Global Class A Common Stock, “New Global Common Stock”), which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the exchange agreement attached to the accompanying proxy statement as Annex K, and (c) 1,000,000 shares of New Global preferred stock;

☐	FOR	☐	AGAINST	☐	ABSTAIN

B.     Governance Proposal 4B — provide that any amendment to New Global’s amended and restated bylaws will require approval of at least two-thirds (66 2/3%) of the voting power of all of the then-outstanding shares of voting stock of New Global;

☐	FOR	☐	AGAINST	☐	ABSTAIN

C.     Governance Proposal 4C — provide that until the first date on which William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, and each of their respective affiliates (including family members, estate planning vehicles and other investment vehicles controlled or beneficially owned by them) (collectively, the “Principal Stockholders”) cease to beneficially own collectively at least 50% of the then-outstanding New Global Common Stock (the “Voting Threshold Date”), any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to the Current Charter, which provides that only the holders of New Global Class B Common Stock have the right to take action by written consent;

☐	FOR	☐	AGAINST	☐	ABSTAIN

D.     Governance Proposal 4D — provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global board of directors, the chairperson of the New Global board of directors, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders);

☐	FOR	☐	AGAINST	☐	ABSTAIN

E.      Governance Proposal 4E — provide that New Global will not be governed by Section 203 of the Delaware General Corporation Law (the “DGCL”);

☐	FOR	☐	AGAINST	☐	ABSTAIN

F.      Governance Proposal 4F — delete various provisions applicable only to blank check companies, including business combination requirements, that will no longer be applicable following the business combination;

☐	FOR	☐	AGAINST	☐	ABSTAIN

G.     Governance Proposal 4G — provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL;

☐	FOR	☐	AGAINST	☐	ABSTAIN

H.     Governance Proposal 4H — provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all then outstanding shares of capital stock of New Global’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL;

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.      The Incentive Plan Proposal — to approve and adopt the Global Gas Corporation 2023 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex I;

☐	FOR	☐	AGAINST	☐	ABSTAIN

6.      The Stock Issuance Proposal — to approve, for the purposes of complying with the applicable listing rules of The Nasdaq Capital Market (“Nasdaq”), (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination, consisting of the issuance of (i) shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the exchange agreement attached to the accompanying proxy statement as Annex K, and (ii) any shares of New Global Common Stock pursuant to subscription agreements Dune may enter into prior to the closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the Business Combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules;

☐	FOR	☐	AGAINST	☐	ABSTAIN

7.      The Director Election Proposal — to elect five directors to serve staggered terms on the board of directors of New Global (the “New Global Board”) until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors shall have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal; and

☐	FOR	☐	AGAINST	☐	ABSTAIN

8.      The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of Proposals 1, 3, 5, 6 and 7 or Dune determines that one or more of the closing conditions under the Purchase Agreement is not satisfied or waived.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Under the Purchase Agreement, the closing is conditioned upon the approval of the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal, the Stock Issuance Proposal and the Director Election Proposal (collectively, the “Condition Precedent Proposals”) and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other. The NTA Proposal is conditioned upon the approval of the Business Combination Proposal. The Governance Proposals and the Adjournment Proposal are not conditioned upon the approval of any other proposal.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.
Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If the stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If the stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.